UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09253

Wells Fargo Funds Trust

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

Catherine Kennedy

Wells Fargo Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: June 30

Registrant is making a filing for 13 of its series:

Wells Fargo Alternative Risk Premia Fund, Wells Fargo California Limited-Term Tax-Free Fund, Wells Fargo California Tax-Free Fund, Wells Fargo High Yield Municipal Bond Fund, Wells Fargo Intermediate Tax/AMT-Free Fund, Wells Fargo Minnesota Tax-Free Fund, Wells Fargo Municipal Bond Fund, Wells Fargo Municipal Sustainability Fund, Wells Fargo Pennsylvania Tax-Free Fund, Wells Fargo Short-Term Municipal Bond Fund, Wells Fargo Strategic Municipal Bond Fund, Wells Fargo Ultra Short-Term Municipal Income Fund, and Wells Fargo Wisconsin Tax-Free Fund.

Date of reporting period: June 30, 2021

ITEM 1. REPORT TO STOCKHOLDERS

Annual Report
June 30, 2021
Wells Fargo California
Limited-Term Tax-Free Fund

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The views expressed and any forward-looking statements are as of June 30, 2021, unless otherwise noted, and are those of the Fund's portfolio managers and/or Wells Fargo Asset Management. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.
 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE

Wells Fargo California Limited-Term Tax-Free Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Wells Fargo Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Wells Fargo California Limited-Term Tax-Free Fund for the 12-month period that ended June 30, 2021. Despite the continued challenges presented by the spread of COVID-19 cases and the business restrictions implemented throughout much of the world, global stocks showed robust returns, supported by global stimulus programs, a rapid vaccination rollout, and recovering consumer and corporate sentiment. Bond markets mostly produced positive returns, as investors searched for yield and diversification during difficult market stretches.
For the 12-month period, equities had robust returns, as policymakers continued to fight the effects of COVID-19. Emerging market stocks led both non-U.S. developed market equities and U.S. stocks. Gains by fixed-income securities were varied, though mostly positive. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 40.79%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 35.72%, while the MSCI EM Index (Net),3 had stronger performance with a 40.90% gain. Among bond indexes, the Bloomberg Barclays U.S. Aggregate Bond Index,4 returned -0.33%, the Bloomberg Barclays Global Aggregate ex-USD Index (unhedged),5 gained 4.60%, the Bloomberg Barclays Municipal Bond Index,6 returned 4.17%, and the ICE BofA U.S. High Yield Index,7 returned 15.62%.
Efforts to contain COVID-19 drove market performance.
July was broadly positive for equities and fixed income. However, economic data and a resurgence of COVID-19 cases underscored the urgent need to regain control of the pandemic. Second-quarter gross domestic product (GDP) shrank from the previous quarter by 9.5% and 12.1% in the U.S. and the eurozone, respectively. In contrast, China’s second-quarter GDP grew 3.2% year over year. The U.S. economy added 1.8 million jobs in July, but a double-digit jobless rate persisted.
The stock market continued to rally in August despite concerns over rising numbers of U.S. and European COVID-19 cases as well as the expiration of the $600 weekly bonus unemployment benefit in July. Relatively strong second-quarter earnings boosted investor sentiment along with the U.S. Federal Reserve (Fed) Board’s announcement of a monetary policy shift expected to support longer-term low interest rates. U.S. manufacturing and services activity indexes beat expectations while the U.S. housing market maintained strength. In Europe, retail sales expanded and consumer confidence was steady. China’s economy continued to expand.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Barclays Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2021. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo California Limited-Term Tax-Free Fund

Letter to shareholders (unaudited)
Stocks grew more volatile in September on mixed economic data. U.S. economic activity continued to grow. However, U.S. unemployment remained elevated at 7.9% in September. With the U.S. Congress delaying further fiscal relief and uncertainties surrounding a possible vaccine, doubts crept back into the financial markets. In the U.K., a lack of progress in Brexit talks weighed on markets. China’s economy picked up steam, fueled by increased global demand.
In October, capital markets stepped back from their six-month rally. Market volatility rose in advance of the U.S. election and amid a global increase in COVID-19 infections. Europe introduced tighter restrictions affecting economic activity. U.S. markets looked favorably at the prospect of Democratic control of the federal purse strings, which could lead to additional fiscal stimulus and a boost to economic activity. Meanwhile, China reported 4.9% third-quarter GDP growth.
Global stocks rallied in November, propelled by optimism over three promising COVID-19 vaccines. Reversing recent trends, value stocks outperformed growth stocks and cyclical stocks outpaced information technology (IT) stocks. However, U.S. unemployment remained elevated, with a net job loss of 10 million since February. The eurozone services Purchasing Managers' Index, a monthly survey of purchasing managers, contracted sharply while the region’s manufacturing activity grew. The U.S. election results added to the upbeat mood as investors anticipated more consistent policies in the new administration.
Financial markets ended the year with strength on high expectations for a rapid rollout of the COVID-19 vaccines, the successful passage of a $900 billion stimulus package, and rising expectations of additional economic support from a Democratic-led Congress. U.S. economic data were mixed with still-elevated unemployment and weak retail sales but growth in manufacturing output. In contrast, China’s economic expansion continued in both manufacturing and nonmanufacturing. U.S. COVID-19 infection rates continued to rise even as new state and local lockdown measures were implemented.
The year 2021 began with emerging market stocks leading all major asset classes in January, driven by China’s strong economic growth and a broad recovery in corporate earnings, which propelled China’s stock market higher. In the United States, positive news on vaccine trials and January expansion in both the manufacturing and services sectors was offset by a weak December monthly jobs report. This was compounded by technical factors as some hedge funds were forced to sell stocks to protect themselves against a well-publicized short squeeze coordinated by a group of retail investors. Eurozone sentiment and economic growth were particularly weak, reflecting the impact of a new lockdown with stricter social distancing along with a slow vaccine rollout.
February saw major domestic equity indexes driven higher on the hope of a new stimulus bill, improving COVID-19 vaccination numbers, and the gradual reopening of the economy. Most S&P 500 companies reported better-than-expected earnings, with positive surprises coming from the financials, IT, health care, and materials sectors. Japan saw its economy strengthen as a result of strong export numbers. Meanwhile, crude oil prices continued their climb, rising more than 25% for the year. Domestic government bonds experienced a sharp sell-off in late February as markets priced in a more robust economic recovery and higher future growth and inflation expectations.
The passage of the massive domestic stimulus bill highlighted March activity, leading to increased forecasts for U.S. growth in 2021. Domestic employment surged as COVID-19 vaccinations and an increasingly open economy spurred hiring. A majority of U.S. small companies reported they were operating at pre-pandemic capacity or higher. Value stocks continued its outperformance of growth stocks in the month, continuing the trend that started in late 2020. Meanwhile, most major developed global equity indexes were up month to date on the back of rising optimism regarding the outlook for global growth. While the U.S. and U.K. had been most successful in terms of the vaccine rollout, even in markets where the vaccine lagged, such as in the eurozone and Japan, equity indexes in many of those countries had also been in positive territory for the year.
“The passage of the massive domestic stimulus bill highlighted March activity, leading to increased forecasts for U.S. growth in 2021.”

Wells Fargo California Limited-Term Tax-Free Fund  |  3

Letter to shareholders (unaudited)
Equity markets produced another strong showing in April. Domestically, the continued reopening of the economy had a strong impact on positive equity performance, as people started leaving their households and jobless claims continued to fall. Domestic corporate bonds performed well and the U.S. dollar weakened. Meanwhile, the U.S. government continued to seek to invest in the recovery, this time by outlining a package of over $2 trillion to improve infrastructure. The primary headwind in April was inflation, as investors tried to determine the breadth and longevity of recent price increases. Developed Europe has been supported by a meaningful increase in the pace of vaccinations. Unfortunately many emerging market countries have not been as successful. India in particular has seen COVID-19 cases surge, serving as an example of the need to get vaccinations rolled out to less developed nations.
Vaccine rollouts continued in May, leading to loosened restrictions globally. As a result, equity markets in general saw a minor increase in returns. Concerns that the continued economic rebound could result in inflation increases becoming more than transitory were supported by the higher input costs businesses were experiencing. Meanwhile, those inflation concerns were tempered by the Fed, which stayed steady on its view of the economy and eased fears of a sudden and substantial policy change. Positive performance in the emerging market equity space was supported this month by steady consumer demand and strong commodity prices. Fixed-income markets were also slightly positive for the month, driven by inflation uncertainty and a softer U.S. dollar.
June witnessed the S&P 500 Index reach a new all-time high. 2021 economic growth and inflation forecasts were revised higher to reflect a strong economic recovery and some supply and demand imbalances. Late June saw a deal reached on a U.S. infrastructure package of approximately $1 trillion for road, bridge, and broadband network upgrades over the next eight years. The Fed’s June meeting yielded no change to policy, but its projections pointed to a possible interest rate rise in 2023. This, combined with a rebound in economic activity and investors searching for yield, led to U.S. Treasury yields being down for the month. Many European and Asian countries saw vaccination momentum increase, while the U.K. dealt with a rise in COVID-19 infections, specifically the Delta variant. Meanwhile, crude oil jumped over 10% in June on the back of the pickup in global economic activity and the Organization of the Petroleum Exporting Countries’ slow pace of supply growth.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Wells Fargo Funds
“ 2021 economic growth and inflation forecasts were revised higher to reflect a strong economic recovery and some supply and demand imbalances.”

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

4  |  Wells Fargo California Limited-Term Tax-Free Fund

Letter to shareholders (unaudited)
Preparing for LIBOR Transition
The global financial industry is preparing to transition away from the London Interbank Offered Rate (LIBOR), a key benchmark interest rate, to new alternative rates. LIBOR underpins trillions of dollars of financial contracts. It is the benchmark rate for a wide spectrum of products ranging from residential mortgages to corporate bonds to derivatives. Regulators have called for a market-wide transition away from LIBOR to successor reference rates by the end of 2021 (by June 30, 2023 for most tenors of the U.S. dollar LIBOR), which requires proactive steps be taken by issuers, counterparties, and asset managers to identify impacted products and adopt new reference rates.
The Fund holds one or more securities that use LIBOR as a floating reference rate and has a maturity date after December 31, 2021.
Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of successor reference rates, and any potential effects of the transition away from LIBOR on investment instruments that use it as a benchmark rate. The transition process may result in, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and could negatively impact the value of certain instruments held by the Fund.
Wells Fargo Asset Management is monitoring LIBOR exposure closely and has put resources and controls in place to manage this transition effectively. The Fund’s portfolio management team is evaluating LIBOR holdings to understand what happens to those securities when LIBOR ceases to exist, including examining security documentation to identify the presence or absence of fallback language identifying a replacement rate to LIBOR.
While the pace of transition away from LIBOR will differ by asset class and investment strategy, the portfolio management team will monitor market conditions for those holdings to identify and mitigate deterioration or volatility in pricing and liquidity and ensure appropriate actions are taken in a timely manner.
Further information regarding the potential risks associated with the discontinuation of LIBOR can be found in the Fund’s Statement of Additional Information.

Wells Fargo California Limited-Term Tax-Free Fund  |  5

Performance highlights (unaudited)
Investment objective	The Fund seeks current income exempt from federal income tax and California individual income tax, consistent with capital preservation.
Manager	Wells Fargo Funds Management, LLC
Subadviser	Wells Capital Management, LLC
Portfolio managers	Terry J. Goode, Kim Nakahara*, Brandon Pae, Adrian Van Poppel

Average annual total returns (%) as of June 30, 2021
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (SFCIX)	11-18-1992	-0.06	0.78	1.83	1.99	1.20	2.03	0.85	0.80
Class C (SFCCX)	8-30-2002	0.23	0.44	1.27	1.23	0.44	1.27	1.60	1.55
Administrator Class (SCTIX)	9-6-1996	–	–	–	2.21	1.41	2.25	0.79	0.60
Institutional Class (SFCNX)[3]	10-31-2014	–	–	–	2.31	1.51	2.31	0.52	0.50
Bloomberg Barclays Municipal 1-5 Year Blend Index[4]	–	–	–	–	1.57	1.91	1.92	–	–
Bloomberg Barclays California Municipal 1-5 Year Blend Index[5]	–	–	–	–	1.01	1.65	1.82	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 2.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through October 31, 2021, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.80% for Class A, 1.55% for Class C, 0.60% for Administrator Class, and 0.50% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Administrator Class shares, and includes the higher expenses applicable to the Administrator Class shares. If these expenses had not been included, returns for the Institutional Class shares would be higher.
[4]	The Bloomberg Barclays Municipal 1–5 Year Blend Index is the 1–5 Year component of the Bloomberg Barclays Municipal Bond Index. The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[5]	The Bloomberg Barclays California Municipal 1-5 Year Blend Index is the 1-5 Year component of the Bloomberg Barclays California Municipal Bond Index. You cannot invest directly in an index.

*	Ms. Nakahara became a portfolio manager of the Fund on September 1, 2020.

6  |  Wells Fargo California Limited-Term Tax-Free Fund

Performance highlights (unaudited)
Growth of $10,000 investment as of June 30, 20211
[1]	The chart compares the performance of Class A shares for the most recent ten years with the Bloomberg Barclays Municipal 1-5 Year Blend Index and Bloomberg Barclays California Municipal 1-5 Year Blend Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 2.00%.
Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to California municipal securities risk and high-yield securities risk. Consult the Fund’s prospectus for additional information on these and other risks. A portion of the Fund’s income may be subject to federal, state, and/or local income taxes or the Alternative Minimum Tax (AMT). Any capital gains distributions may be taxable.

Wells Fargo California Limited-Term Tax-Free Fund  |  7

Performance highlights (unaudited)
MANAGER'S DISCUSSION
Fund highlights
■	The Fund (Class A, excluding sales charge) outperformed both of its benchmarks, the Bloomberg Barclays Municipal 1–5 Year Blend Index and the Bloomberg Barclays California Municipal 1–5 Year Blend Index, during the 12-month period that ended June 30, 2021.
■	The primary drivers of relative performance were the Fund’s credit profile and duration positioning, followed by sector allocation.
■	Among the highest-quality segment, the Fund’s yield-curve positioning was a detractor. We maintained an overweight in the 10-year maturity range where benchmark yield increases were largest during the year.
The COVID-19 pandemic and the associated recovery efforts were the dominant market influence over the 12-month period.
The state of the pandemic in the U.S. deteriorated in the fall of 2020 with average daily confirmed cases of COVID-19 exceeding 250,000 late in the year. Hospitalizations and deaths from the virus also reached their highest points of the pandemic in the fall before it was announced that several promising vaccines would soon become available. The rollout of the vaccination effort continues, but as of the 12-month period that ended June 30, 2021, more than 50% of the U.S. population has received at least one dose of a vaccine. This brought new daily confirmed cases down to less than 12,000 by late June and has broadly allowed economies around the country to reopen and for economic activity to accelerate.
The U.S. economy has also staged a significant recovery from the depths of the recession and pandemic. Unemployment, which reached a multi-generational high level of over 14% in the spring of 2020, has fallen throughout the period to below 6%. The pace of the employment recovery has slowed materially in 2021 and the recovery has been uneven, upending employment progress made by several demographic groups over the past decade. Enhanced unemployment benefits, a portion of the massive fiscal stimulus injected into the economy over the past year, began to expire in many states near the end of the reporting period. Close attention will be paid to how employment progress evolves as these benefits expire. U.S. gross domestic product, after seeing the sharpest drop and largest increase on record in the post-war era in the second and third quarters of 2020, has continued to recover. The first-quarter 2021 reading came in at a very strong 6.4%. The increase in growth has led to expectations for higher inflation. The U.S. Federal Reserve (Fed) Board formally adopted a policy of allowing inflation to average 2% over “a period of time.” Inflation readings in 2021 have risen, though Fed officials continue to suggest that they perceive this inflation as transitory. They see the supply chain bottlenecks and employment market distortions brought on by the pandemic abating, which they believe will allow inflation to fall back toward their 2% target over the next few years.
Credit quality as of June 30, 2021[1]
[1]	The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/ or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the Fund’s portfolio with the ratings depicted in the chart are calculated based on the market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of the three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.
U.S. Treasury yields rose throughout the period, with the yield on the 10-year Treasury ending the period 79 basis points (bps; 100 bps equal 1.00%) higher than it started. The impact of rising Treasury yields affected most sectors of fixed income in the first quarter of 2021, with corporate bonds seeing their worst start to a year since 1980. Municipal yields, by contrast, fell over the past 12-month period. The yield to worst for the Bloomberg Barclays Municipal Bond Index dropped nearly 50 bps since the end of June 2020. Inflows into municipal bond mutual funds and exchange-

8  |  Wells Fargo California Limited-Term Tax-Free Fund

Performance highlights (unaudited)
traded funds were positive for 57 out of the past 58 weeks, and flows through June 2021 alone would make this year the third-highest year of inflows for the asset class on record. This strong technical support has brought municipal-to-Treasury yield ratios to record lows and broadly lifted bond prices across the municipal bond market. Issuance for lower investment-grade-rated issues and high-yield municipal bond issues were met with significant demand, bringing yields down further. Fundamentals in the municipal market have been strongly supported by the huge amounts of fiscal stimulus injected into the economy by the federal government. More than $5 trillion in stimulus was approved and began being distributed during the period. Municipal bond issuers benefited from hundreds of billions of dollars in stimulus, which helped shore up fundamentals weakened by the pandemic and recession.
The municipal yield curve began and ended the period with the same steepness from 1-year to 30-year maturities, but short-intermediate municipal rates increased in the 4-year to 12-year maturity segments while all other maturity segments decreased. Short-maturity yields, driven by the Fed, could stay reasonably anchored with the Fed signaling no rate increase likely until 2023. The growth and inflationary impacts of massive stimulus are less known but have a greater influence on the long end of the curve. Longer yields may see more volatility as tapering discussions increase toward the latter half of 2021, the recovery from the pandemic continues, and the economy recovers fitfully.
Effective maturity distribution as of June 30, 2021[1]
[1]	Figures represent the percentage of the Fund's long-term investments. These amounts are subject to change and may have changed since the date specified.
We identified relative-value opportunities to maintain our overweight to lower investment-grade bonds.
Over the course of the year, we made some minor allocation adjustments to the Fund’s credit and sector profile. We found opportunities to increase our exposure to hospitals and state general obligations (GOs) and reduce our exposure to local GOs and special tax bonds. Additionally, we lowered our exposure to AA-category bonds and increased our exposure to A-category bonds. Purchases were focused on the 7- to 10-year maturity range to maintain our duration and take advantage of this steeper segment of the yield curve to maximize the roll-down.
During the period, the successful roll-out of vaccines, additional stimulus, and the opening of the economy all contributed to expectations for improving credit fundamentals. As a result, credit spreads tightened throughout most of the period, allowing lower-rated bonds to significantly outperform higher-quality bonds. The portfolio’s overweight to A-rated and BBB-rated bonds was a contributor to performance. The Fund’s longer relative duration was also a contributor in the shorter maturity range, where yields declined over the year. Although AAA benchmark yields moved higher in the 10-year range, spread compression more than offset the yield increase for many of the Fund’s lower-rated holdings.
Positions held in higher-quality bonds that did not experience spread tightening were among the worst performers and detracted from performance. This included very short maturities, where limited duration reduced the price sensitivity to declining rates, as well as higher-quality essential service revenue sectors, including water/sewer and electric revenue.
For some municipal issuers, the recovery has been better than anticipated but slower employment data and potential virus variants remain a concern.
Like many municipalities, California assumed a much harder and slower road to recovery. After expecting a huge budget deficit last year of over $50 billion, the state recently passed its budget with a tax windfall of roughly $76 billion. High-income earners in the state were largely immune to the pandemic’s economic impacts. Additionally, high vaccination rates and stimulus have contributed to the recovery. As we move into the latter part of this year and 2022, the market and Fed will continue to monitor whether the inflation data we are currently seeing is indeed transitory or something more sustainable. The Fed's hopes for monthly new jobs numbering 1 million or more continues to be elusive but may begin to increase as unemployment checks wind down. The inflation fear that pushed rates higher in the first quarter has subsided for the moment, but recent talk of tapering the existing quantitative easing of $150 billion per month could potentially spook the market at some point later in the year. For now, very strong technicals continue to support the municipal market and demand is expected to remain strong throughout the summer months.

Wells Fargo California Limited-Term Tax-Free Fund  |  9

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from January 1, 2021 to June 30, 2021.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 1-1-2021	Ending account value 6-30-2021	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,003.93	$3.97	0.80%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.83	$4.01	0.80%
Class C
Actual	$1,000.00	$1,000.20	$7.69	1.55%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.11	$7.75	1.55%
Administrator Class
Actual	$1,000.00	$1,005.81	$2.98	0.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.82	$3.01	0.60%
Institutional Class
Actual	$1,000.00	$1,005.36	$2.49	0.50%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.32	$2.51	0.50%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10  |  Wells Fargo California Limited-Term Tax-Free Fund

Portfolio of investments—June 30, 2021

	Principal	Value
Closed end municipal bond fund obligations: 0.19%
California: 0.19%
Nuveen California AMT-Free Quality Municipal Income Fund MuniFund Preferred Shares Series A (10 shares) 0.33% 144Aø	$ 1,000,000	$ 1,000,000
Total Closed end municipal bond fund obligations (Cost $1,000,000)		1,000,000

	Interest rate	Maturity date
Municipal obligations: 96.63%
California: 90.74%
Airport revenue: 8.33%
California Municipal Finance Authority Revenue Senior Lien Linxs APM Project Series A	5.00%	12-31-2023	1,100,000	1,223,323
California Municipal Finance Authority Revenue Senior Lien Linxs APM Project Series A	5.00	6-30-2024	955,000	1,081,731
California Municipal Finance Authority Revenue Senior Lien Linxs APM Project Series A	5.00	12-31-2024	750,000	864,412
Los Angeles CA Department of Airports AMT Series B	5.00	5-15-2024	5,000,000	5,656,256
Los Angeles CA Department of Airports AMT Series B	5.00	5-15-2025	6,000,000	7,018,111
Los Angeles CA Department of Airports AMT Series B	5.00	5-15-2026	2,500,000	3,017,074
Los Angeles CA Department of Airports AMT Subordinate Bond Series C	5.00	5-15-2024	4,315,000	4,881,349
Palm Springs CA Airport Passenger Facility Charge Revenue Palm Springs International Airport (BAM Insured)	5.00	6-1-2027	1,205,000	1,396,299
Port of Oakland Revenue Refunding Bond AMT Senior Lien Series P	5.00	5-1-2026	1,000,000	1,039,811
Port of Oakland Revenue Refunding Bond Intermediate Lien Series E	5.00	11-1-2023	200,000	221,113
Sacramento County CA Airport System Subordinate Refunding Bond AMT Series F	5.00	7-1-2021	2,585,000	2,585,000
Sacramento County CA Airport System Subordinate Refunding Bond AMT Series F	5.00	7-1-2022	2,590,000	2,710,871
Sacramento County CA Airport System Subordinate Refunding Bond AMT Series F	5.00	7-1-2023	2,585,000	2,823,540
Sacramento County CA Airport System Subordinate Refunding Bond AMT Series F	5.00	7-1-2024	1,760,000	1,997,701
San Diego County CA Regional Airport Authority Airport Revenue Refunding Bond AMT Subordinated Series C	5.00	7-1-2027	750,000	927,902
San Diego County CA Regional Airport Authority Airport Revenue Refunding Bond AMT Subordinated Series C	5.00	7-1-2028	1,000,000	1,271,784
San Diego County CA Regional Airport Authority Airport Revenue Refunding Bond AMT Subordinated Series C	5.00	7-1-2029	1,000,000	1,285,556
San Francisco CA City and County Refunding Bond AMT Second Series A	5.00	5-1-2025	740,000	769,149
San Francisco CA City and County Refunding Bond AMT Second Series A	5.00	5-1-2030	3,850,000	3,994,405
San Francisco CA City and County Refunding Bond AMT Second Series A	5.50	5-1-2028	250,000	272,640
				45,038,027
Education revenue: 5.52%
California CDA Revenue Bond California Baptist University Series A 144A	3.00	11-1-2022	895,000	912,639
The accompanying notes are an integral part of these financial statements.

Wells Fargo California Limited-Term Tax-Free Fund  |  11

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Education revenue (continued)
California CDA Revenue Bond California Baptist University Series A	5.13%	11-1-2023	$ 440,000	$ 466,495
California CDA School Facilities	5.88	7-1-2022	645,000	645,000
California Educational Facilities Authority Revenue Loma Linda University Series A	5.00	4-1-2024	550,000	619,973
California Educational Facilities Authority Revenue Loma Linda University Series A	5.00	4-1-2026	325,000	392,149
California Municipal Finance Authority California Baptist University Series A 144A	4.00	11-1-2021	195,000	197,211
California Municipal Finance Authority Charter School Albert Einstein Academies Project Series A	6.00	8-1-2023	305,000	323,391
California Municipal Finance Authority Charter School Revenue Palmdale Aerospace Academy Project Series A 144A	3.88	7-1-2028	1,535,000	1,659,854
California Municipal Finance Authority Revenue Anticipation Notes Highlands Community 144A	4.00	11-15-2021	1,650,000	1,650,895
California Municipal Finance Authority Revenue Refunding Bond Biola University	5.00	10-1-2027	790,000	974,197
California Municipal Finance Authority Revenue Refunding Bond California Lutheran University	5.00	10-1-2021	250,000	252,832
California Municipal Finance Authority Revenue Refunding Bond California Lutheran University	5.00	10-1-2022	250,000	264,229
California Municipal Finance Authority Revenue Refunding Bond California Lutheran University	5.00	10-1-2023	225,000	247,044
California Municipal Finance Authority Revenue Refunding Bond California Lutheran University	5.00	10-1-2024	275,000	312,352
California Municipal Finance Authority Revenue Refunding Bond California Lutheran University	5.00	10-1-2025	275,000	321,826
California Municipal Finance Authority Revenue Refunding Bond California Lutheran University	5.00	10-1-2026	300,000	361,049
California Municipal Finance Authority Revenue Refunding Bond University of the Pacific Series A %%	5.00	11-1-2024	600,000	681,846
California Municipal Finance Authority Revenue Refunding Bond University of the Pacific Series A %%	5.00	11-1-2025	600,000	702,936
California Municipal Finance Authority Revenue Refunding Bond University of the Pacific Series A %%	5.00	11-1-2026	625,000	752,843
California Municipal Finance Authority Revenue Refunding Bond University of the Pacific Series A %%	5.00	11-1-2027	650,000	800,175
California Municipal Finance Authority Revenue Refunding Bond University of the Pacific Series A %%	5.00	11-1-2028	700,000	877,877
California Municipal Finance Authority Revenue Refunding Bond University of the Pacific Series A %%	5.00	11-1-2029	470,000	600,286
California Municipal Finance Authority Revenue Refunding Bond University of the Pacific Series A %%	5.00	11-1-2030	500,000	647,786
California School Finance Authority Bright Star School Obligation Group 144A	5.00	6-1-2027	1,415,000	1,555,471
California School Finance Authority Charter School Revenue Classical Academies Vista Project 144A	3.00	10-1-2031	375,000	405,209
California School Finance Authority Charter School Revenue Santa Clarita Valley International School Project 144A%%	4.00	6-1-2031	260,000	289,409
California School Finance Authority Classical Academies Project Series A 144A	3.25	10-1-2022	1,320,000	1,338,981
California School Finance Authority Coastal Academy Project Series A 144A	5.00	10-1-2022	140,000	143,714
The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo California Limited-Term Tax-Free Fund

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Education revenue (continued)
California School Finance Authority Rocketship Education Series A 144A	5.00%	6-1-2026	$ 500,000	$ 547,966
University of California Series AK	5.00	5-15-2048	10,000,000	10,904,309
				29,849,944
GO revenue: 23.02%
Bassett CA Unified School District Refunding Bond Series B (BAM Insured)	5.00	8-1-2021	550,000	552,171
Bassett CA Unified School District Refunding Bond Series B (BAM Insured)	5.00	8-1-2023	725,000	793,755
California Refunding Bond Various Purpose	5.00	11-1-2022	2,500,000	2,661,713
California Refunding Bond Various Purpose	5.00	10-1-2023	8,400,000	9,306,860
California Refunding Bond Various Purpose	5.00	8-1-2025	3,500,000	4,150,192
California Refunding Bond Various Purpose %%	5.00	9-1-2031	1,500,000	2,040,640
California Refunding Bond Various Purpose Bidding Group C (BAM Insured)	5.00	9-1-2027	8,500,000	10,428,627
California Series B	5.00	9-1-2023	10,730,000	11,847,567
California Series E (SIFMA Municipal Swap Index +0.43%) ±	0.46	12-1-2029	3,050,000	3,058,036
California Various Purpose	5.00	10-1-2021	6,795,000	6,877,466
California Various Purpose	5.25	10-1-2022	2,750,000	2,925,433
Carlsbad CA Unified School District Election 2018 Series B	3.00	8-1-2031	300,000	349,073
Carlsbad CA Unified School District Election 2018 Series B	3.00	8-1-2032	350,000	403,436
Carlsbad CA Unified School District Election 2018 Series B	3.00	8-1-2034	300,000	340,453
Carlsbad CA Unified School District Election 2018 Series B	3.00	8-1-2035	250,000	282,461
Carlsbad CA Unified School District Election 2018 Series B	3.00	8-1-2036	350,000	393,311
Central California Unified School District Refunding Bond (AGM Insured)	5.00	7-1-2021	400,000	400,000
Central California Unified School District Refunding Bond (AGM Insured)	5.00	7-1-2022	750,000	785,774
Coachella Valley CA Unified School District (BAM Insured)	4.00	8-1-2021	2,230,000	2,236,730
Coachella Valley CA Unified School District (BAM Insured)	4.00	8-1-2022	1,000,000	1,040,410
Dixon CA Unified School District (AGM Insured)	5.00	8-1-2021	1,210,000	1,214,775
Dixon CA Unified School District (AGM Insured)	5.00	8-1-2022	1,285,000	1,352,945
El Cerrito CA Tax and Revenue Anticipation Notes	3.00	7-1-2021	1,000,000	1,000,000
El Monte CA City School District CAB BAN ¤	0.00	4-1-2023	2,000,000	1,984,046
Hayward CA Unified School District Certificate of Participation (AGM Insured)	5.00	8-1-2022	500,000	526,382
Hayward CA Unified School District Certificate of Participation (AGM Insured)	5.00	8-1-2023	805,000	883,639
Huntington Beach CA City School District Election of 2002	4.00	8-1-2021	505,000	506,586
Inglewood CA Unified School District Election of 2012 Series B (BAM Insured)	4.00	8-1-2021	320,000	320,976
Inglewood CA Unified School District Election of 2012 Series B (BAM Insured)	4.00	8-1-2022	200,000	208,193
Inglewood CA Unified School District Election of 2012 Series B (BAM Insured)	5.00	8-1-2023	195,000	213,964
Inglewood CA Unified School District Election of 2012 Series B (BAM Insured)	5.00	8-1-2024	150,000	170,917
Inglewood CA Unified School District Election of 2012 Series B (BAM Insured)	5.00	8-1-2025	170,000	200,144
Inglewood CA Unified School District Election of 2012 Series B (BAM Insured)	5.00	8-1-2026	235,000	284,708
Kern CA Community College District CAB BAN ¤	0.00	8-1-2023	2,000,000	1,983,558
La Habra CA School District Refunding Bond	5.00	8-1-2021	805,000	808,177
Long Beach CA Harbor Revenue AMT Series C	5.00	5-15-2027	500,000	579,845
The accompanying notes are an integral part of these financial statements.

Wells Fargo California Limited-Term Tax-Free Fund  |  13

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
GO revenue (continued)
Los Angeles CA Unified School District Refunding Bond Series D	5.00%	7-1-2023	$ 6,180,000	$ 6,775,036
Los Angeles CA Unified School District Series C	4.00	7-1-2032	1,000,000	1,239,126
Mount San Antonio Community College District CAB ¤	0.00	4-1-2022	10,000,000	9,986,565
Oak Valley CA Hospital District Refunding Bond Los Angeles County CA RDA	5.00	7-1-2021	950,000	950,000
Oak Valley CA Hospital District Refunding Bond Los Angeles County CA RDA	5.00	7-1-2022	750,000	785,310
Oak Valley CA Hospital District Refunding Bond Los Angeles County CA RDA	5.00	7-1-2023	755,000	822,609
Oakland CA Unified School District Alameda County Election of 2012 Series A	5.00	8-1-2022	750,000	788,479
Oakland CA Unified School District Alameda County Election of 2012 Series A	5.00	8-1-2024	600,000	683,471
Oakland CA Unified School District Refunding Bond	5.00	8-1-2025	1,540,000	1,815,116
Oakland CA Unified School District Refunding Bond Measure B Series B	5.00	8-1-2026	500,000	607,432
Oakland CA Unified School District Refunding Bond Measure J Series C	5.00	8-1-2025	795,000	937,024
Palomar Pomerado Health CAB Electric Series A (NPFGC Insured) ¤	0.00	8-1-2025	1,000,000	960,697
Sacramento CA City Unified School District Election 2012 Measure Q Series E	5.00	8-1-2029	1,500,000	1,839,445
Sacramento CA City Unified School District Election 2012 Measure Q Series G (AGM Insured) %%	4.00	8-1-2030	150,000	183,800
Sacramento CA City Unified School District Election 2012 Measure Q Series G (AGM Insured) %%	4.00	8-1-2031	200,000	243,807
Sacramento CA City Unified School District Election 2012 Measure Q Series G (AGM Insured) %%	4.00	8-1-2032	200,000	242,545
Sacramento CA City Unified School District Election 2012 Measure Q Series G (AGM Insured) %%	4.00	8-1-2033	200,000	241,590
Sacramento CA City Unified School Refunding Bond	5.00	7-1-2022	485,000	507,584
Sacramento CA City Unified School Refunding Bond	5.00	7-1-2026	2,430,000	2,438,505
San Bernardino CA City Unified School District Refunding Bond Series A (AGM Insured)	1.25	8-1-2029	435,000	434,418
San Bernardino CA City Unified School District Refunding Bond Series A (AGM Insured)	4.00	8-1-2029	1,000,000	1,229,926
San Bernardino CA City Unified School District Refunding Bond Series A (AGM Insured)	4.00	8-1-2031	875,000	1,084,638
San Gorgonio CA Memorial Healthcare Refunding Bond	4.00	8-1-2027	1,090,000	1,262,570
San Gorgonio CA Memorial Healthcare Refunding Bond	4.00	8-1-2030	580,000	693,404
San Gorgonio CA Memorial Healthcare Refunding Bond	5.00	8-1-2021	275,000	275,951
San Gorgonio CA Memorial Healthcare Refunding Bond	5.00	8-1-2022	500,000	523,142
San Gorgonio CA Memorial Healthcare Refunding Bond	5.00	8-1-2023	1,000,000	1,086,761
Sierra Kings CA Health Care Refunding Bond	4.00	8-1-2021	345,000	345,973
Sierra Kings CA Health Care Refunding Bond	4.00	8-1-2022	425,000	440,808
Sierra Kings CA Health Care Refunding Bond	4.00	8-1-2023	405,000	433,539
Sierra Kings CA Health Care Refunding Bond	4.00	8-1-2024	420,000	461,656
Soledad CA Unified School District Premium CAB Refunding Bond BAN ¤	0.00	8-1-2021	3,000,000	2,999,517
SouthWestern Community College District Refunding Bond	5.00	8-1-2021	2,710,000	2,720,695
Sweetwater CA Union High School District PFA Refunding Bond (BAM Insured)	5.00	8-1-2021	620,000	622,314
The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo California Limited-Term Tax-Free Fund

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
GO revenue (continued)
Vacaville CA Unified School District Series C (BAM Insured)	5.00%	8-1-2022	$ 675,000	$ 710,691
Vallejo City CA Unified School District Refunding Bond Series A (NPFGC Insured)	5.90	2-1-2022	3,905,000	4,019,420
				124,506,527
Health revenue: 9.71%
California CDA Adventist Health Systems West Series A	5.00	3-1-2024	800,000	900,260
California CDA Health Facilities Catholic Series F (AGM Insured) €	0.17	7-1-2040	1,000,000	1,000,000
California CDA Henry Mayo Newhall Memorial Hospital Series A (AGM Insured)	5.00	10-1-2021	500,000	505,777
California CDA Henry Mayo Newhall Memorial Hospital Series A (AGM Insured)	5.00	10-1-2022	395,000	417,943
California CDA Henry Mayo Newhall Memorial Hospital Series A (AGM Insured)	5.00	10-1-2023	500,000	550,052
California CDA Huntington Memorial Hospital	5.00	7-1-2025	500,000	587,294
California CDA Huntington Memorial Hospital	5.00	7-1-2026	500,000	605,145
California CDA Loma Linda University Medical Center Series A 144A	5.00	12-1-2026	250,000	298,672
California CDA Loma Linda University Medical Center Series A 144A	5.00	12-1-2027	300,000	364,098
California CDA Loma Linda University Medical Center Series A 144A	5.00	12-1-2028	250,000	304,307
California CDA Revenue Emanate Health Series A	5.00	4-1-2028	755,000	955,879
California CDA Revenue Emanate Health Series A	5.00	4-1-2029	795,000	1,027,394
California CDA Revenue Emanate Health Series A	5.00	4-1-2031	1,465,000	1,917,581
California CDA Viamonte Senior Living Project Series B	3.00	7-1-2025	3,000,000	3,006,035
California HFFA El Camino Hospital	5.00	2-1-2025	1,000,000	1,164,669
California HFFA Memorial Health Services Series A	5.00	10-1-2023	2,475,000	2,622,930
California HFFA Revenue Common Spirit Health Series A	5.00	4-1-2032	1,500,000	1,968,965
California HFFA Revenue Health Series A	5.00	6-1-2031	3,990,000	5,280,518
California HFFA Revenue On Lok Senior Health Services Social	3.00	8-1-2022	325,000	333,663
California HFFA Revenue On Lok Senior Health Services Social	3.00	8-1-2025	475,000	517,368
California HFFA Revenue On Lok Senior Health Services Social	3.00	8-1-2028	400,000	448,375
California HFFA Revenue On Lok Senior Health Services Social	3.00	8-1-2030	210,000	238,551
California HFFA Sutter Health Series A	5.00	11-15-2023	2,500,000	2,781,243
California Municipal Finance Authority Community Medical Centers Series A	5.00	2-1-2023	735,000	790,008
California Municipal Finance Authority Community Medical Centers Series A	5.00	2-1-2024	500,000	560,135
California Municipal Finance Authority Revenue Community Medical Centers Series A	5.00	2-1-2025	1,000,000	1,162,338
California Municipal Finance Authority Revenue Refunding Bond Channing House Project Series A	5.00	5-15-2023	925,000	1,009,014
California Municipal Finance Authority Revenue Refunding Bond Community Medical Centers Series A	5.00	2-1-2022	1,000,000	1,027,663
California Municipal Finance Authority Revenue Refunding Bond Eisenhower Medical Center Series A	5.00	7-1-2027	1,650,000	2,024,095
California Municipal Finance Authority Revenue Refunding Bond Eisenhower Medical Center Series A	5.00	7-1-2029	400,000	482,851
California Municipal Finance Authority Revenue Refunding Bond Paradise Valley Estates Project Series B1	2.25	7-1-2025	2,200,000	2,201,878
The accompanying notes are an integral part of these financial statements.

Wells Fargo California Limited-Term Tax-Free Fund  |  15

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Health revenue (continued)
California Municipal Finance Authority Revenue Refunding Bond Paradise Valley Estates Project Series B2	2.00%	7-1-2024	$ 2,500,000	$ 2,502,029
California Municipal Finance Authority Revenue Refunding Bond Series A 144A	5.00	11-1-2029	1,170,000	1,345,568
California PFA Revenue Bond Henry Mayo Newhall Hospital Series A	4.00	10-15-2028	360,000	423,623
California PFA Revenue Bond Henry Mayo Newhall Hospital Series B	4.00	10-15-2051	690,000	839,635
California PFA Senior Living Revenue Refunding Bond Enso Village Projext Series B2 144A	2.38	11-15-2028	1,000,000	1,013,838
Palomar Health California Certificate of Participation Health & Arch Health Partners Incorporated	5.00	11-1-2021	275,000	278,886
Palomar Health California Certificate of Participation Health & Arch Health Partners Incorporated	5.00	11-1-2022	375,000	396,199
Palomar Health California Certificate of Participation Health & Arch Health Partners Incorporated	5.00	11-1-2023	300,000	328,653
Palomar Health California Certificate of Participation Health & Arch Health Partners Incorporated	5.00	11-1-2024	300,000	339,450
Palomar Health California Certificate of Participation Health & Arch Health Partners Incorporated	5.00	11-1-2025	330,000	384,072
San Buenaventura CA Community Mental Health System	6.50	12-1-2021	2,585,000	2,650,903
Sierra View CA Local Health Care District Revenue Refunding Bond	4.00	7-1-2023	500,000	533,918
Sierra View CA Local Health Care District Revenue Refunding Bond	4.00	7-1-2025	580,000	652,980
Sierra View CA Local Health Care District Revenue Refunding Bond	5.00	7-1-2027	630,000	775,304
Sierra View CA Local Health Care District Revenue Refunding Bond	5.00	7-1-2029	630,000	808,795
Washington Township CA Health Care District Refunding Bond Series A	4.00	7-1-2033	275,000	316,646
Washington Township CA Health Care District Refunding Bond Series A	5.00	7-1-2023	600,000	650,219
Washington Township CA Health Care District Refunding Bond Series A	5.00	7-1-2029	350,000	436,067
Washington Township CA Health Care District Refunding Bond Series A	5.00	7-1-2030	300,000	378,406
Washington Township CA Health Care District Refunding Bond Series A	5.00	7-1-2031	325,000	407,554
				52,517,446
Housing revenue: 6.20%
California CDA Lancer Educational Student Housing Project Series A 144A	3.00	6-1-2029	750,000	802,715
California Department of Veterans Affairs Home Purchase Series A	3.50	12-1-2021	855,000	856,090
California Enterprise Development Authority Student Housing Revenue Provident Group	5.00	8-1-2029	200,000	256,940
California Enterprise Development Authority Student Housing Revenue Provident Group	5.00	8-1-2030	225,000	294,736
California HFA Municipal Certificate of Participation Series 2 Class A	4.00	3-20-2033	5,109,915	6,023,807
California HFA Municipal Certificates Series 2021-1 Class A	3.50	11-20-2035	2,989,384	3,499,663
California Independent Cities Finance Authority Mobile Home Park Revenue Refunding Bond Union City Tropics	4.25	5-15-2024	745,000	823,247
The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo California Limited-Term Tax-Free Fund

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Housing revenue (continued)
California Municipal Finance Authority Peppertree Senior Apartments Series A (FHLMC Insured, FHLMC LIQ)	2.80%	6-1-2023	$ 2,500,000	$ 2,618,691
California Municipal Finance Authority Student Housing Davis I LLC West Village Student Housing Project	5.00	5-15-2024	1,200,000	1,349,612
California Municipal Finance Authority Student Housing Davis I LLC West Village Student Housing Project	5.00	5-15-2025	3,435,000	3,997,865
California Municipal Finance Authority Student Housing Revenue Green Bond Orchard Park Student Housing Project (BAM Insured)	4.00	5-15-2032	700,000	862,500
California Municipal Finance Authority Student Housing Revenue Green Bond Orchard Park Student Housing Project (BAM Insured)	5.00	5-15-2029	400,000	515,409
California Municipal Finance Authority Student Housing Revenue Green Bond Orchard Park Student Housing Project (BAM Insured)	5.00	5-15-2030	450,000	590,718
California Municipal Finance Authority Student Housing Revenue Green Bond Orchard Park Student Housing Project (BAM Insured)	5.00	5-15-2031	400,000	535,522
California Municipal Finance Authority Village Grove Apartments Series A (FHLMC Insured, FHLMC LIQ)	3.10	12-1-2021	1,000,000	1,011,907
FHLMC Multifamily Variable Rate Certificates Series M 057 Class A	2.40	10-15-2029	5,990,000	6,322,452
Sacramento County CA Housing Authority Multifamily Housing Revenue (FNMA Insured, FNMA LIQ) ø	0.04	7-15-2029	445,000	445,000
San Diego CA Housing Revenue Park & Market Apartments Series A (Bank of Tokyo-Mitsubishi LOC) ø	0.05	6-1-2057	2,700,000	2,700,000
				33,506,874
Industrial development revenue: 0.64%
San Francisco CA City and County Airports Commission International Airport Revenue AMT Special Facilities Lease SFO Fuel Company Series 2019A	5.00	1-1-2025	3,000,000	3,462,165
Miscellaneous revenue: 11.37%
Alameda County CA Joint Powers Authority Multiple Capital Projects Series A	5.00	12-1-2021	1,000,000	1,020,269
Brentwood CA Infrastructure Financing Authority Subordinate Bond Series B	4.00	9-2-2021	1,135,000	1,142,280
California CDA Community Infrastructure Program Revenue Series	4.00	9-2-2028	260,000	292,654
California CDA Community Infrastructure Program Revenue Series A	4.00	9-2-2027	390,000	435,627
California CDA Refunding Bond (AGM Insured)	5.00	11-15-2021	200,000	203,619
California CDA Refunding Bond (AGM Insured)	5.00	11-15-2022	200,000	213,351
California Community Monterey County Savers Bond (BAM Insured)	5.00	8-1-2027	2,185,000	2,670,383
California HFA Revenue Social Bonds Series N	5.00	4-1-2029	630,000	807,150
California HFA Revenue Social Bonds Series N	5.00	4-1-2031	730,000	963,283
California Public Works Board Department of Corrections & Rehabilitation Series C	5.00	10-1-2022	1,500,000	1,590,824
California Public Works Board Judicial Council Projects Series B	5.00	10-1-2022	500,000	530,275
California Refunding Bond Various Purpose	5.00	9-1-2022	2,240,000	2,366,937
Chula Vista CA Certificate of Participation Refunding Bond Police Facility Project	5.00	10-1-2021	720,000	728,501
Compton CA PFA Refunding Bond 144A	4.00	9-1-2022	1,040,000	1,059,646
The accompanying notes are an integral part of these financial statements.

Wells Fargo California Limited-Term Tax-Free Fund  |  17

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Miscellaneous revenue (continued)
Compton CA PFA Refunding Bond 144A	4.00%	9-1-2027	$ 2,000,000	$ 2,146,195
Desert Sands CA Unified School District Certificate of Participation (BAM Insured)	5.00	3-1-2024	1,500,000	1,683,717
Independent Cities Finance Authority California Sales Tax Revenue (AGM Insured) 144A	4.00	6-1-2028	500,000	584,556
Independent Cities Finance Authority California Sales Tax Revenue (AGM Insured) 144A	4.00	6-1-2030	550,000	656,894
Inglewood CA Unified School District School Facilities Authority (AGM Insured)	5.25	10-15-2023	8,670,000	9,379,435
Irvine CA Limited Obligation Improvement Bonds Reassessment District #15-2	5.00	9-2-2023	800,000	883,604
Irvine CA Limited Obligation Improvement Bonds Reassessment District #15-2	5.00	9-2-2024	850,000	977,033
Irvine CA Limited Obligation Improvement Reassessment District	4.00	9-2-2029	1,220,000	1,508,803
Irvine CA Limited Obligation Improvement Reassessment District (BAM Insured)	4.00	9-2-2032	1,000,000	1,262,134
Irvine CA Limited Obligation Improvement Reassessment District (BAM Insured)	4.00	9-2-2033	270,000	339,006
Lodi CA PFA Electric Refunding Bond (AGM Insured)	5.00	9-1-2024	1,100,000	1,256,772
Los Angeles CA Public Works Series D	5.00	12-1-2027	1,605,000	1,918,897
Los Angeles CA Unified School District Certificate of Participation Headquarters Building Projects Series B	5.00	10-1-2025	1,875,000	1,983,789
Mountain HFA California Utility System Revenue Refunding Bond Series A	5.00	12-1-2029	520,000	667,466
Mountain HFA California Utility System Revenue Refunding Bond Series A	5.00	12-1-2030	710,000	902,544
Mountain HFA California Utility System Revenue Refunding Bond Series A	5.00	12-1-2031	745,000	941,077
Palo Alto CA Improvement Bond Act of 1915 University Area Off-Street Parking Assessment District	4.00	9-2-2021	450,000	452,902
Sacramento CA City Financing Refunding Bond Master Lease Program Facilities (BAM Insured)	5.00	12-1-2022	800,000	855,066
Sacramento CA City Schools Joint Powers Financing Authority Series A (BAM Insured)	5.00	3-1-2022	775,000	800,042
Sacramento CA City Schools Joint Powers Financing Authority Series A (BAM Insured)	5.00	3-1-2023	815,000	877,310
San Joaquin CA Area Flood Control Agency Smith Canal Area Assessment District Assessment Revenue (AGM Insured)	5.00	10-1-2025	250,000	289,962
San Joaquin CA Area Flood Control Agency Smith Canal Area Assessment District Assessment Revenue (AGM Insured)	5.00	10-1-2027	350,000	425,477
San Joaquin CA Area Flood Control Agency Smith Canal Area Assessment District Assessment Revenue (AGM Insured)	5.00	10-1-2029	380,000	477,262
Santa Clara County CA Financing Capital Projects Series A	4.00	2-1-2024	6,000,000	6,133,049
Santa Cruz County CA Capital Financing Public Facilities Project (AGM Insured)	5.00	8-1-2021	125,000	125,477
Santa Cruz County CA Capital Financing Public Facilities Project (AGM Insured)	5.00	8-1-2022	165,000	173,429
Sutter Butte CA Flood Agency Assessment (BAM Insured)	5.00	10-1-2023	1,280,000	1,418,188
Sutter Butte CA Flood Agency Assessment (BAM Insured)	5.00	10-1-2024	715,000	822,574
Sutter Butte CA Flood Agency Assessment (BAM Insured)	5.00	10-1-2025	1,575,000	1,872,175
Turlock CA PFA Water Revenue BAN	4.00	3-1-2027	5,000,000	5,031,304
The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo California Limited-Term Tax-Free Fund

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Miscellaneous revenue (continued)
Visalia CA Certificate of Participation (AGM Insured)	4.00%	12-1-2021	$ 250,000	$ 253,940
Visalia CA Certificate of Participation (AGM Insured)	5.00	12-1-2022	335,000	356,528
				61,481,406
Resource recovery revenue: 0.21%
California Municipal Finance Authority Solid Waste Disposal Revenue Waste Management Incorporate Project Series A	2.40	10-1-2044	1,050,000	1,153,448
Tax revenue: 16.08%
California Community Facilities District #2015-01	5.00	9-1-2027	450,000	508,791
California School Infrastructure Financing Agency Refunding Bond (AGM Insured)	5.00	9-1-2021	500,000	504,014
Carson CA RDA Project Area #1 Series A (AGM Insured)	5.00	10-1-2021	855,000	865,095
Carson CA RDA Project Area #1 Series A (AGM Insured)	5.00	10-1-2022	600,000	635,628
Cathedral City CA RDA Refunding Bond Merged Redevelopment Project Series A	5.00	8-1-2021	2,425,000	2,433,589
Cathedral City CA RDA Refunding Bond Merged Redevelopment Project Series A	5.00	8-1-2022	2,550,000	2,668,876
Cathedral City CA RDA Refunding Bond Merged Redevelopment Project Series A	5.00	8-1-2023	1,735,000	1,909,459
Cathedral City CA RDA Refunding Bond Merged Redevelopment Project Series A (AGM Insured)	5.00	8-1-2024	1,770,000	2,010,984
Cathedral City CA RDA Successor Agency Tax Allocation Revenue Refunding Bond Subordinated Merged Redevelopment Project Area (BAM Insured)	4.00	8-1-2027	580,000	674,407
Cathedral City CA RDA Successor Agency Tax Allocation Revenue Refunding Bond Subordinated Merged Redevelopment Project Area (BAM Insured)	4.00	8-1-2029	500,000	594,894
Cathedral City CA RDA Successor Agency Tax Allocation Revenue Refunding Bond Subordinated Merged Redevelopment Project Area (BAM Insured)	4.00	8-1-2031	600,000	718,092
Chino CA PFA Local Agency Series A (AGM Insured)	5.00	9-1-2022	1,830,000	1,931,488
Chino CA PFA Local Agency Series A (AGM Insured)	5.00	9-1-2024	660,000	746,261
Commerce CA RDA CAB Project #1 ¤	0.00	8-1-2021	290,000	289,930
Commerce CA Successor Agency to the Community Development Commission Refunding Bond Series A (AGM Insured)	5.00	8-1-2023	600,000	656,901
Dinuba CA RDA Successor Agency to Merged City Project #2 (BAM Insured)	5.00	9-1-2021	250,000	251,919
Dinuba CA RDA Successor Agency to Merged City Project #2 (BAM Insured)	5.00	9-1-2022	250,000	263,442
Fairfield CA RDA Successor Agency Tax Allocation Refunding Bond	5.00	8-1-2021	3,170,000	3,182,458
Fairfield CA RDA Successor Agency Tax Allocation Refunding Bond	5.00	8-1-2022	2,395,000	2,512,255
Fairfield CA RDA Successor Agency Tax Allocation Refunding Bond	5.00	8-1-2023	1,025,000	1,126,259
Fontana CA Special Tax Community Facilities District Number 90 Summit	3.00	9-1-2025	110,000	117,718
Fontana CA Special Tax Community Facilities District Number 90 Summit	4.00	9-1-2026	110,000	123,855
Fontana CA Special Tax Community Facilities District Number 90 Summit	4.00	9-1-2027	125,000	142,111
Fontana CA Special Tax Community Facilities District Number 90 Summit	4.00	9-1-2028	255,000	293,245
The accompanying notes are an integral part of these financial statements.

Wells Fargo California Limited-Term Tax-Free Fund  |  19

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Tax revenue (continued)
Fontana CA Special Tax Community Facilities District Number 90 Summit	4.00%	9-1-2030	$ 140,000	$ 162,496
Fontana CA Special Tax Community Facilities District Number 90 Summit	4.00	9-1-2032	300,000	346,203
Fremont CA Community Facilities District	5.00	9-1-2024	1,000,000	1,138,112
Garden Grove CA Agency Community Refunding Bond Garden Grove Community Project (BAM Insured)	4.00	10-1-2021	770,000	777,423
Garden Grove CA Agency Community Refunding Bond Garden Grove Community Project (BAM Insured)	5.00	10-1-2022	3,015,000	3,188,559
Hollister CA RDA Refunding Bond Hollister Community Development Project (BAM Insured)	5.00	10-1-2026	700,000	799,666
Inglewood CA Redevelopment Refunding Bond Subordinate Lien Merged Redevelopment Project (BAM Insured)	5.00	5-1-2025	1,000,000	1,169,024
Irwindale CA CDA City Industrial Development Project (AGM Insured)	5.00	7-15-2021	340,000	340,590
Irwindale CA CDA City Industrial Development Project (AGM Insured)	5.00	7-15-2022	365,000	383,160
Irwindale CA CDA City Industrial Development Project (AGM Insured)	5.00	7-15-2023	375,000	411,291
La Quinta CA RDA Project Areas #1 & 2 Series A	5.00	9-1-2021	565,000	569,488
La Quinta CA RDA Project Areas #1 & 2 Series A	5.00	9-1-2022	615,000	649,522
Lancaster CA RDA Refunding Bond Combined Redevelopment Project Areas (AGM Insured)	5.00	8-1-2024	870,000	991,033
Lancaster CA RDA Refunding Bond Combined Redevelopment Project Areas (AGM Insured)	5.00	8-1-2029	400,000	481,320
Lincoln CA Special Tax Refunding Bond Community Facilities District #2003-1 Lincoln Crossing Project	4.00	9-1-2024	600,000	666,086
Lincoln CA Special Tax Refunding Bond Community Facilities District #2003-1 Lincoln Crossing Project	5.00	9-1-2025	550,000	649,254
Menifee CA Union School District Public Series A	4.00	9-1-2022	540,000	558,975
Oakdale CA Successor Agency to Oakdale Community RDA Series A (AGM Insured)	5.00	6-1-2027	350,000	426,750
Orange County CA Community Facilities #2015-1 Esencia Village Series A	5.00	8-15-2023	365,000	399,900
Orange County CA Community Facilities #2015-1 Esencia Village Series A	5.00	8-15-2025	325,000	382,087
Pittsburg CA Successor Agency of Los Medanos Community Development (AGM Insured)	5.00	8-1-2021	1,885,000	1,892,423
Pittsburg CA Successor Agency of Los Medanos Community Development (AGM Insured)	5.00	8-1-2022	1,305,000	1,370,494
Pittsburg CA Successor Agency of Los Medanos Community Development (AGM Insured)	5.00	8-1-2023	780,000	855,169
Poway CA Unified School District PFA (BAM Insured)	4.00	10-1-2021	185,000	186,783
Poway CA Unified School District PFA Series B (BAM Insured)	5.00	9-1-2024	1,115,000	1,280,372
Poway CA Unified School District PFA Series B (BAM Insured)	5.00	9-1-2025	775,000	921,903
Rialto CA RDA Successor Agency to Merged Project Area	5.00	9-1-2022	475,000	499,910
Riverside CA PFA Local Measure Certificate of Participation Riverside Pavement Rehabilitation Project (AGM Insured)	5.00	6-1-2023	845,000	923,200
Roseville CA Finance Authority Special Refunding Bond Series A	5.00	9-1-2023	400,000	441,661
Roseville CA Finance Authority Special Refunding Bond Series A	5.00	9-1-2029	300,000	373,661
Roseville CA Special Tax Refunding Bond Community Facilities District	5.00	9-1-2021	500,000	503,779
The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo California Limited-Term Tax-Free Fund

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Tax revenue (continued)
Roseville CA Special Tax Refunding Bond Fiddyment Ranch Community	5.00%	9-1-2024	$ 1,905,000	$ 2,168,102
Roseville CA Special Tax Refunding Bond Fiddyment Ranch Community	5.00	9-1-2029	1,595,000	1,949,128
Sacramento CA Transient Occupancy Tax Revenue Convention Center Complex Senior	5.00	6-1-2027	575,000	701,383
San Francisco CA City & County RDA Successor Agency to Community Facilities District #6 Mission Bay South Series A	5.00	8-1-2025	1,600,000	1,678,825
San Francisco CA City & County RDA Successor Agency to Mission Bay South Redevelopment Project Series A	5.00	8-1-2022	375,000	393,694
San Francisco CA City & County RDA Successor Agency to Mission Bay South Redevelopment Project Subordinate Bond Series D 144A	3.00	8-1-2021	1,020,000	1,022,074
San Jose CA Convention Center Expansion & Renovation Project	5.25	5-1-2023	1,465,000	1,469,246
San Marcos CA Unified School District Community Facilities District #5 (BAM Insured)	5.00	9-1-2021	270,000	272,168
San Marcos CA Unified School District Community Facilities District #5 (BAM Insured)	5.00	9-1-2022	250,000	264,228
San Pablo CA RDA Series B (AGM Insured)	5.00	6-15-2022	1,865,000	1,947,061
San Pablo CA RDA Series B (AGM Insured)	5.00	6-15-2023	1,945,000	2,117,772
Stockton CA RDA Refunding Bond Series A (AGM Insured)	5.00	9-1-2025	1,675,000	1,979,548
Successor Agency to the Morgan Hill CA RDA Series A	5.00	9-1-2021	1,055,000	1,063,468
Successor Agency to the Richmond CA Community RDA Series A (BAM Insured)	4.50	9-1-2025	160,000	178,913
Successor Agency to the Richmond CA Community RDA Series A (BAM Insured)	5.00	9-1-2021	310,000	312,390
Successor Agency to the Richmond CA Community RDA Series A (BAM Insured)	5.00	9-1-2022	300,000	316,311
Successor Agency to the Richmond CA Community RDA Series A (BAM Insured)	5.00	9-1-2023	265,000	290,901
Successor Agency to the Richmond CA Community RDA Series A (BAM Insured)	5.00	9-1-2025	150,000	170,124
Successor Agency to the Riverside County CA RDA Desert Communities Project Series D	5.00	10-1-2022	445,000	470,213
Successor Agency to the Riverside County CA RDA Desert Communities Project Series D	5.00	10-1-2023	470,000	517,718
Successor Agency to the Riverside County CA RDA Project Area #1 Series A	5.00	10-1-2022	240,000	253,598
Successor Agency to the Riverside County CA RDA Project Area #1 Series A	5.00	10-1-2023	460,000	506,702
Tracy CA Community Facilities District	4.00	9-1-2021	140,000	140,759
Tracy CA Community Facilities District	4.00	9-1-2022	180,000	186,710
Tracy CA Community Facilities District	4.00	9-1-2024	135,000	147,636
Tracy CA Community Facilities District	4.00	9-1-2025	155,000	173,213
Tracy CA Community Facilities District	5.00	9-1-2028	425,000	500,187
Transbay Joint Powers Authority Green Subordinated Bond Tax Allocation Bond Series B	2.40	10-1-2049	1,820,000	1,887,863
Transbay Joint Powers Authority Green Tax Allocation Bond Senior Series A	5.00	10-1-2029	500,000	652,630
Transbay Joint Powers Authority Green Tax Allocation Bond Senior Series A	5.00	10-1-2030	500,000	655,865
Transbay Joint Powers Authority Green Tax Allocation Bond Senior Series A	5.00	10-1-2031	400,000	522,666
The accompanying notes are an integral part of these financial statements.

Wells Fargo California Limited-Term Tax-Free Fund  |  21

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Tax revenue (continued)
Tustin CA Community Facilities District #6-1 Legacy Columbus Villages Series A	5.00%	9-1-2025	$ 1,000,000	$ 1,190,009
Upland CA Successor Agency to Merged Project Tax Allocation Bond (AGM Insured)	5.00	9-1-2023	1,000,000	1,100,026
Vacaville CA RDA Tax Allocation Subordinate Refunding Bond Redevelopment Projects	5.00	9-1-2021	600,000	604,727
Vacaville CA RDA Tax Allocation Subordinate Refunding Bond Redevelopment Projects	5.00	9-1-2022	1,050,000	1,104,179
Val Verde CA Unified School District (BAM Insured)	4.00	10-1-2021	375,000	378,511
Val Verde CA Unified School District (BAM Insured)	5.00	10-1-2022	665,000	703,281
Western Placer CA Unified School District Special Tax BAN Community Facilities	2.00	6-1-2025	2,000,000	2,059,947
Western Placer CA Unified School District Special Tax BAN Community Facilities	2.00	6-1-2025	5,000,000	5,137,275
Yuba City CA RDA Refunding Bond (AGM Insured)	5.00	9-1-2025	750,000	883,989
				86,975,005
Tobacco revenue: 1.41%
California County Tobacco Securitization Agency Settlement Senior Refunding Bond Series A	5.00	6-1-2030	450,000	606,774
California County Tobacco Securitization Agency Settlement Senior Refunding Bond Series A	5.00	6-1-2031	550,000	736,899
California County Tobacco Securitization Agency Settlement Senior Refunding Bond Series A	5.00	6-1-2032	300,000	399,876
California County Tobacco Securitization Agency Settlement Subordinate Refunding Bond Series B1	1.75	6-1-2030	110,000	111,111
California County Tobacco Securitization Agency Tobacco Settlement Revenue Sonoma County Securitization	5.00	6-1-2029	950,000	1,249,930
California County Tobacco Securitization Agency Tobacco Settlement Revenue Sonoma County Securitization	5.00	6-1-2030	200,000	268,320
California County Tobacco Securitization Agency Tobacco Settlement Revenue Sonoma County Securitization	5.00	6-1-2031	225,000	304,121
California County Tobacco Securitization Agency Tobacco Settlement Revenue Sonoma County Securitization	5.00	6-1-2032	250,000	336,030
Golden State Tobacco Securitization Corporation Tobacco Settlement Refunding Bond Series A1	5.00	6-1-2026	3,000,000	3,633,845
				7,646,906
Transportation revenue: 0.56%
Bay Area Toll Authority Series E-1 (Bank of Tokyo-Mitsubishi LOC) ø	0.01	4-1-2045	3,000,000	3,000,000
Utilities revenue: 3.28%
Los Angeles CA Department Water and Power Revenue Various Power System Series A2 ø	0.01	7-1-2051	15,600,000	15,600,000
Los Angeles CA Department Water and Power Revenue Various Power System Subordinated Bond Series A5 (Bank of America NA SPA) ø	0.01	7-1-2035	1,150,000	1,150,000
Southern California Public Power Authority Refunding Bond Canyon Power Project Series A	5.00	7-1-2027	1,000,000	1,000,000
				17,750,000
Water & sewer revenue: 4.41%
Florin CA Resource Conservation District Series A (NPFGC Insured)	5.00	9-1-2021	1,250,000	1,259,637
The accompanying notes are an integral part of these financial statements.

22  |  Wells Fargo California Limited-Term Tax-Free Fund

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Water & sewer revenue (continued)
Florin CA Resource Conservation District Series A (NPFGC Insured)	5.00%	9-1-2022	$ 1,250,000	$ 1,318,265
Irvine CA Limited Obligation Improvement Bonds Reassessment District #15-2 (Sumitomo Mitsui Banking Corporation LOC) ø	0.02	7-1-2035	4,800,000	4,800,000
Lower Tule River Irrigation District California Revenue Refunding Bond Series A	5.00	8-1-2027	680,000	813,237
Lower Tule River Irrigation District California Revenue Refunding Bond Series A	5.00	8-1-2031	700,000	867,910
Middle Fork CA Project Finance Authority Revenue Refunding Bond	5.00	4-1-2029	3,525,000	4,498,224
San Francisco City & County CA Public Utilities Commission Series C Green Bond	2.13	10-1-2048	10,000,000	10,317,972
				23,875,245
				490,762,993
Guam: 1.02%
Airport revenue: 0.26%
Guam Port Authority AMT Series B	5.00	7-1-2023	540,000	581,725
Guam Port Authority AMT Series B	5.00	7-1-2024	750,000	834,178
				1,415,903
Miscellaneous revenue: 0.76%
Guam Education Financing Foundation Certificate of Participation Refunding Bond Series A	5.00	10-1-2023	3,840,000	4,103,747
				5,519,650
Illinois: 2.60%
Miscellaneous revenue: 2.13%
Illinois Refunding Bond	5.00	2-1-2025	10,000,000	11,525,430
Tax revenue: 0.47%
Metropolitan Pier & Exposition Authority McCormick Place Expansion Project Series B	5.00	12-15-2025	650,000	771,108
Sales Tax Securitization Corporation Series 2017A	5.00	1-1-2026	1,500,000	1,782,682
				2,553,790
				14,079,220
Louisiana: 0.19%
Industrial development revenue: 0.19%
St. James Parish LA Nucor Steel LLC Project Gulf Opportunity Zone Series A-1 ø	0.09	11-1-2040	1,000,000	1,000,000
New Jersey: 0.23%
Tax revenue: 0.23%
New Jersey COVID-19 Emergency Series A	5.00	6-1-2027	1,000,000	1,241,773
The accompanying notes are an integral part of these financial statements.

Wells Fargo California Limited-Term Tax-Free Fund  |  23

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
New York: 1.24%
Airport revenue: 0.10%
New York Transportation Development Corporation Special Facilities Revenue Terminal 4 John F Kennedy International Airport	5.00%	12-1-2032	$ 400,000	$ 520,576
Industrial development revenue: 1.14%
New York Transportation Development Corporation Special Facilities Revenue Delta Air Lines Incorporated LaGuardia Airport Terminals C&D Redevelopment	5.00	1-1-2029	5,000,000	6,198,534
				6,719,110
Texas: 0.61%
Industrial development revenue: 0.61%
Houston TX Airport System AMT Revenue Refunding Bond United Airlines Incorporated Terminal E Project	5.00	7-1-2029	3,000,000	3,302,669
Total Municipal obligations (Cost $503,303,066)				522,625,415

		Yield	Shares
Short-term investments: 3.58%
Investment companies: 3.58%
Wells Fargo Municipal Cash Management Money Market Fund Institutional Class ♠∞##		0.01	19,375,453	19,381,265
Total Short-term investments (Cost $19,381,248)				19,381,265
Total investments in securities (Cost $523,684,314)	100.40%			543,006,680
Other assets and liabilities, net	(0.40)			(2,151,939)
Total net assets	100.00%			$540,854,741

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
ø	Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The maturity date shown represents the final maturity date of the security. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The rate shown is the rate in effect at period end.
±	Variable rate investment. The rate shown is the rate in effect at period end.
¤	The security is issued in zero coupon form with no periodic interest payments.
€	The security is an auction-rate security which has an interest rate that resets at predetermined short-term intervals through a Dutch auction. The rate shown is the rate in effect at period end.
##	All or a portion of this security is segregated for when-issued securities.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.
%%	The security is purchased on a when-issued basis.

The accompanying notes are an integral part of these financial statements.

24  |  Wells Fargo California Limited-Term Tax-Free Fund

Portfolio of investments—June 30, 2021

Abbreviations:
AGM	Assured Guaranty Municipal
AMT	Alternative minimum tax
BAM	Build America Mutual Assurance Company
BAN	Bond anticipation notes
CAB	Capital appreciation bond
CDA	Community Development Authority
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
GO	General obligation
HFA	Housing Finance Authority
HFFA	Health Facilities Financing Authority
LIQ	Liquidity agreement
LOC	Letter of credit
NPFGC	National Public Finance Guarantee Corporation
PFA	Public Finance Authority
RDA	Redevelopment Authority
SIFMA	Securities Industry and Financial Markets Association
SPA	Standby purchase agreement
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliates of the Fund at the beginning of the period or the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	% of net assets	Shares, end of period	Income from affiliated securities
Short-term investments
Investment companies
Wells Fargo Municipal Cash Management Money Market Fund Institutional Class	$0	$212,124,599	$(192,745,189)	$1,838	$17	$19,381,265	3.58%	19,375,453	$1,441
The accompanying notes are an integral part of these financial statements.

Wells Fargo California Limited-Term Tax-Free Fund  |  25

Statement of assets and liabilities—June 30, 2021

Assets
Investments in unaffiliated securities, at value (cost $504,303,066)	$ 523,625,415
Investments in affiliated securites, at value (cost $19,381,248)	19,381,265
Receivable for interest	5,713,621
Receivable for Fund shares sold	1,041,085
Receivable for investments sold	555,000
Prepaid expenses and other assets	1,410
Total assets	550,317,796
Liabilities
Payable for when-issued transactions	8,220,749
Payable for Fund shares redeemed	792,866
Dividends payable	226,996
Management fee payable	159,107
Administration fees payable	43,071
Distribution fee payable	3,416
Trustees’ fees and expenses payable	1,050
Accrued expenses and other liabilities	15,800
Total liabilities	9,463,055
Total net assets	$540,854,741
Net assets consist of
Paid-in capital	$ 530,536,821
Total distributable earnings	10,317,920
Total net assets	$540,854,741
Computation of net asset value and offering price per share
Net assets – Class A	$ 106,601,925
Shares outstanding – Class A1	9,904,556
Net asset value per share – Class A	$10.76
Maximum offering price per share – Class A2	$10.98
Net assets – Class C	$ 5,464,480
Shares outstanding – Class C1	507,832
Net asset value per share – Class C	$10.76
Net assets – Administrator Class	$ 32,293,554
Shares outstanding – Administrator Class[1]	3,046,870
Net asset value per share – Administrator Class	$10.60
Net assets – Institutional Class	$ 396,494,782
Shares outstanding – Institutional Class[1]	37,430,415
Net asset value per share – Institutional Class	$10.59
[1]	The Fund has an unlimited number of authorized shares
[2]	Maximum offering price is computed as 100/98 of net asset value. On investments of $100,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

26  |  Wells Fargo California Limited-Term Tax-Free Fund

Statement of operations—year ended June 30, 2021

Investment income
Interest	$ 12,586,532
Income from affiliated securities	1,441
Total investment income	12,587,973
Expenses
Management fee	2,171,045
Administration fees
Class A	171,661
Class C	12,910
Administrator Class	33,665
Institutional Class	317,272
Shareholder servicing fees
Class A	268,022
Class C	20,104
Administrator Class	83,625
Distribution fee
Class C	60,285
Custody and accounting fees	28,319
Professional fees	54,102
Registration fees	60,073
Shareholder report expenses	34,620
Trustees’ fees and expenses	19,272
Other fees and expenses	19,509
Total expenses	3,354,484
Less: Fee waivers and/or expense reimbursements
Fund-level	(95,437)
Class A	(32,255)
Class C	(2,051)
Administrator Class	(56,617)
Net expenses	3,168,124
Net investment income	9,419,849
Realized and unrealized gains (losses) on investments
Net realized gains on
Unaffiliated securities	300,455
Affiliated securities	1,838
Net realized gains on investments	302,293
Net change in unrealized gains (losses) on
Unaffiliated securities	2,444,088
Affiliated securities	17
Net change in unrealized gains (losses) on investments	2,444,105
Net realized and unrealized gains (losses) on investments	2,746,398
Net increase in net assets resulting from operations	$12,166,247
The accompanying notes are an integral part of these financial statements.

Wells Fargo California Limited-Term Tax-Free Fund  |  27

Statement of changes in net assets

	Year ended June 30, 2021		Year ended June 30, 2020
Operations
Net investment income		$ 9,419,849		$ 10,591,143
Net realized gains (losses) on investments		302,293		(2,011,911)
Net change in unrealized gains (losses) on investments		2,444,105		156,794
Net increase in net assets resulting from operations		12,166,247		8,736,026
Distributions to shareholders from
Net investment income and net realized gains
Class A		(1,618,458)		(1,951,518)
Class C		(60,821)		(155,931)
Administrator Class		(574,907)		(1,557,961)
Institutional Class		(7,172,560)		(6,927,187)
Total distributions to shareholders		(9,426,746)		(10,592,597)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	1,821,487	19,591,892	3,369,604	36,073,328
Class C	7,218	77,788	88,077	949,155
Administrator Class	174,034	1,843,917	1,703,444	18,088,534
Institutional Class	16,339,501	173,081,922	19,764,617	207,728,606
		194,595,519		262,839,623
Reinvestment of distributions
Class A	139,511	1,501,487	167,382	1,796,887
Class C	5,478	58,942	13,502	145,080
Administrator Class	54,215	574,491	146,796	1,555,763
Institutional Class	398,495	4,220,626	351,574	3,712,830
		6,355,546		7,210,560
Payment for shares redeemed
Class A	(2,159,775)	(23,256,332)	(2,891,560)	(30,846,221)
Class C	(623,921)	(6,706,947)	(834,983)	(8,963,587)
Administrator Class	(651,239)	(6,902,732)	(8,618,652)	(91,158,851)
Institutional Class	(15,425,954)	(163,379,634)	(14,430,301)	(152,265,703)
		(200,245,645)		(283,234,362)
Net increase (decrease) in net assets resulting from capital share transactions		705,420		(13,184,179)
Total increase (decrease) in net assets		3,444,921		(15,040,750)
Net assets
Beginning of period		537,409,820		552,450,570
End of period		$ 540,854,741		$ 537,409,820
The accompanying notes are an integral part of these financial statements.

28  |  Wells Fargo California Limited-Term Tax-Free Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended June 30
Class A	2021	2020	2019	2018	2017
Net asset value, beginning of period	$10.71	$10.76	$10.61	$10.79	$11.04
Net investment income	0.16	0.19	0.20	0.19	0.18
Net realized and unrealized gains (losses) on investments	0.05	(0.05)	0.15	(0.18)	(0.25)
Total from investment operations	0.21	0.14	0.35	0.01	(0.07)
Distributions to shareholders from
Net investment income	(0.16)	(0.19)	(0.20)	(0.19)	(0.18)
Net asset value, end of period	$10.76	$10.71	$10.76	$10.61	$10.79
Total return[1]	1.99%	1.30%	3.33%	0.05%	(0.64)%
Ratios to average net assets (annualized)
Gross expenses	0.85%	0.85%	0.85%	0.84%	0.83%
Net expenses	0.80%	0.80%	0.80%	0.80%	0.80%
Net investment income	1.51%	1.76%	1.87%	1.73%	1.65%
Supplemental data
Portfolio turnover rate	18%	27%	11%	45%	21%
Net assets, end of period (000s omitted)	$106,602	$108,189	$101,765	$119,657	$148,933

[1]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.

Wells Fargo California Limited-Term Tax-Free Fund  |  29

Financial highlights
(For a share outstanding throughout each period)
	Year ended June 30
Class C	2021	2020	2019	2018	2017
Net asset value, beginning of period	$10.71	$10.76	$10.61	$10.79	$11.04
Net investment income	0.08 [1]	0.11 [1]	0.12	0.11	0.10
Net realized and unrealized gains (losses) on investments	0.05	(0.05)	0.15	(0.18)	(0.25)
Total from investment operations	0.13	0.06	0.27	(0.07)	(0.15)
Distributions to shareholders from
Net investment income	(0.08)	(0.11)	(0.12)	(0.11)	(0.10)
Net asset value, end of period	$10.76	$10.71	$10.76	$10.61	$10.79
Total return[2]	1.23%	0.54%	2.56%	(0.70)%	(1.38)%
Ratios to average net assets (annualized)
Gross expenses	1.59%	1.60%	1.60%	1.59%	1.58%
Net expenses	1.55%	1.55%	1.55%	1.55%	1.55%
Net investment income	0.75%	1.01%	1.12%	0.98%	0.90%
Supplemental data
Portfolio turnover rate	18%	27%	11%	45%	21%
Net assets, end of period (000s omitted)	$5,464	$11,981	$19,929	$26,868	$34,113

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.

30  |  Wells Fargo California Limited-Term Tax-Free Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended June 30
Administrator Class	2021	2020	2019	2018	2017
Net asset value, beginning of period	$10.55	$10.60	$10.45	$10.63	$10.87
Net investment income	0.18 [1]	0.21 [1]	0.22	0.20 [1]	0.20
Net realized and unrealized gains (losses) on investments	0.05	(0.05)	0.15	(0.18)	(0.24)
Total from investment operations	0.23	0.16	0.37	0.02	(0.04)
Distributions to shareholders from
Net investment income	(0.18)	(0.21)	(0.22)	(0.20)	(0.20)
Net asset value, end of period	$10.60	$10.55	$10.60	$10.45	$10.63
Total return	2.21%	1.50%	3.56%	0.23%	(0.38)%
Ratios to average net assets (annualized)
Gross expenses	0.79%	0.78%	0.79%	0.78%	0.77%
Net expenses	0.60%	0.60%	0.60%	0.60%	0.60%
Net investment income	1.71%	1.95%	2.07%	1.93%	1.84%
Supplemental data
Portfolio turnover rate	18%	27%	11%	45%	21%
Net assets, end of period (000s omitted)	$32,294	$36,591	$108,484	$133,581	$162,747

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.

Wells Fargo California Limited-Term Tax-Free Fund  |  31

Financial highlights
(For a share outstanding throughout each period)
	Year ended June 30
Institutional Class	2021	2020	2019	2018	2017
Net asset value, beginning of period	$10.54	$10.59	$10.44	$10.62	$10.86
Net investment income	0.19	0.22	0.23	0.21	0.21
Net realized and unrealized gains (losses) on investments	0.05	(0.05)	0.15	(0.18)	(0.24)
Total from investment operations	0.24	0.17	0.38	0.03	(0.03)
Distributions to shareholders from
Net investment income	(0.19)	(0.22)	(0.23)	(0.21)	(0.21)
Net asset value, end of period	$10.59	$10.54	$10.59	$10.44	$10.62
Total return	2.31%	1.60%	3.66%	0.33%	(0.28)%
Ratios to average net assets (annualized)
Gross expenses	0.52%	0.52%	0.52%	0.51%	0.50%
Net expenses	0.50%	0.50%	0.50%	0.50%	0.50%
Net investment income	1.81%	2.06%	2.17%	2.03%	1.95%
Supplemental data
Portfolio turnover rate	18%	27%	11%	45%	21%
Net assets, end of period (000s omitted)	$396,495	$380,649	$322,273	$325,973	$370,824
The accompanying notes are an integral part of these financial statements.

32  |  Wells Fargo California Limited-Term Tax-Free Fund

Notes to financial statements
1. ORGANIZATION
Wells Fargo Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo California Limited-Term Tax-Free Fund (the "Fund") which is a diversified series of the Trust.
On February 23, 2021, Wells Fargo & Company announced that it has entered into a definitive agreement to sell Wells Fargo Asset Management ("WFAM") to GTCR LLC and Reverence Capital Partners, L.P. WFAM is the trade name used by the asset management businesses of Wells Fargo & Company and includes Wells Fargo Funds Management, LLC, the investment manager to the Fund, Wells Capital Management, LLC and Wells Fargo Asset Management (International) Limited, both registered investment advisers providing sub-advisory services to certain funds, and Wells Fargo Funds Distributor, LLC, the Fund's principal underwriter. As part of the transaction, Wells Fargo & Company will own a 9.9% equity interest and will continue to serve as an important client and distribution partner.
Consummation of the transaction will result in the automatic termination of the Fund's investment management agreement and subadvisory agreement. The Fund's Board of Trustees approved a new investment management and new subadvisory agreement and approved submitting the agreements to the Fund’s shareholders for approval at a special meeting of shareholders expected to be held on August 16, 2021. Shareholders of record of the Fund at the close of business on May 28, 2021 are entitled to vote at the meeting. If shareholders approve the new agreements, they would take effect upon the closing of the transaction. The transaction is expected to close in the second half of 2021, subject to customary closing conditions.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Investments in registered open-end investment companies are valued at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC ("Funds Management"). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.
When-issued transactions
The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund's commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Wells Fargo California Limited-Term Tax-Free Fund  |  33

Notes to financial statements
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.
Distributions to shareholders
Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable and tax-exempt income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of June 30, 2021, the aggregate cost of all investments for federal income tax purposes was $523,744,416 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$20,087,580
Gross unrealized losses	(825,316)
Net unrealized gains	$19,262,264
As of June 30, 2021, the Fund had capital loss carryforwards which consisted of $7,648,856 in short-term capital losses and $2,082,200 in long-term capital losses.
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

34  |  Wells Fargo California Limited-Term Tax-Free Fund

Notes to financial statements
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of June 30, 2021:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Closed end municipal bond fund obligations	$ 0	$ 1,000,000	$0	$ 1,000,000
Municipal obligations	0	522,625,415	0	522,625,415
Short-term investments
Investment companies	19,381,265	0	0	19,381,265
Total assets	$19,381,265	$523,625,415	$0	$543,006,680
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended June 30, 2021, the Fund did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Management fee
Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company ("Wells Fargo"), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $500 million	0.400%
Next $500 million	0.375
Next $2 billion	0.350
Next $2 billion	0.325
Next $5 billion	0.290
Over $10 billion	0.280
For the year ended June 30, 2021, the management fee was equivalent to an annual rate of 0.40% of the Fund’s average daily net assets.
Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management, LLC, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.15% and declining to 0.05% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Wells Fargo California Limited-Term Tax-Free Fund  |  35

Notes to financial statements
Class-level administration fee
Class A	0.16%
Class C	0.16
Administrator Class	0.10
Institutional Class	0.08
Waivers and/or expense reimbursements
Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management will waive fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has contractually committed through October 31, 2021 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. The contractual expense caps are as follows:
Expense ratio caps
Class A	0.80%
Class C	1.55
Administrator Class	0.60
Institutional Class	0.50
Distribution fee
The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC ("Funds Distributor"), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.
In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. Funds Distributor received $1,217 in contingent deferred sales charges from Class A shares for the year ended June 30, 2021. No front-end sales charges were incurred by Class A shares and no contingent deferred sales charges were incurred by Class C shares for the year ended June 30, 2021.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund had $49,422,000, $43,000,000 and $0 in interfund purchases, sales and net realized gains (losses), respectively, during the year ended June 30, 2021.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended June 30, 2021 were $93,022,421 and $104,070,868, respectively.
6. BANK BORROWINGS
The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency

36  |  Wells Fargo California Limited-Term Tax-Free Fund

Notes to financial statements
purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight bank funding rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.
For the year ended June 30, 2021, there were no borrowings by the Fund under the agreement.
7. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid was $9,426,746 and $10,592,597 of tax-exempt income for the years ended June 30, 2021 and June 30, 2020, respectively.
As of June 30, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed tax-exempt income	Undistributed long-term gain	Unrealized gains	Capital loss carryforward
$1,032,429	$(18,721)	$19,262,264	$(9,731,056)
8. CONCENTRATION RISK
The Fund invests a substantial portion of its assets in issuers of municipal debt securities located in a single state or territory of the U.S. Therefore, it may be more affected by economic and political developments in that state or region than would be a comparable general tax-exempt fund. As of the end of the period, the Fund invested a concentration of its portfolio in the state of California.
9. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
10. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.
11. SUBSEQUENT EVENTS
Wells Fargo Asset Management ("WFAM") announced that it will be changing its company name to Allspring Global Investments upon the closing of the previously announced sale transaction of WFAM by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. The new corporate name is expected to go into effect on the closing date of the transaction, which is anticipated to occur in the second half of 2021, subject to customary closing conditions.
At a meeting held July 15, 2021, the Board of Trustees of the Wells Fargo Funds approved a change in the Fund's name to remove “Wells Fargo” from the Fund's name and replace with “Allspring”. The change is expected to go into effect on October 11, 2021.
Following the closing of the transaction, Wells Fargo Funds Management, LLC, the Fund's investment manager, Wells Capital Management, LLC and Wells Fargo Asset Management (International) Limited, each subadvisers to certain funds, and Wells Fargo Funds Distributor, LLC, the Fund's principal underwriter, will each be rebranded as Allspring.
At a special meeting of shareholders held on August 16, 2021, shareholders of the Fund approved a new investment management and a new subadvisory agreement that will be effective at the closing of the sale transaction.

Wells Fargo California Limited-Term Tax-Free Fund  |  37

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Wells Fargo Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Wells Fargo California Limited-Term Tax-Free Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of June 30, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of June 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of June 30, 2021, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however, we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.
Boston, Massachusetts
August 25, 2021

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Other information (unaudited)
TAX INFORMATION
For federal and California income tax purposes, the Fund designates 100% of its distributions paid from net investment income during the fiscal year as exempt-interest dividends under Section 852(b)(5) of the Internal Revenue Code and under Section 17145 of the California Revenue and Taxation Code.
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Wells Fargo California Limited-Term Tax-Free Fund  |  39

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 139 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

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Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

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Other information (unaudited)
Officers
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC and Chief Legal Counsel of Wells Fargo Asset Management since 2018. Deputy General Counsel of Wells Fargo Bank, N.A. since 2020 and Assistant General Counsel of Wells Fargo Bank, N.A. from 2018 to 2020. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.
Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

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Board considerations (unaudited)
BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:
Board Considerations – Current Agreements
Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at a Board meeting held on May 17-19, 2021 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo California Limited-Term Tax-Free Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”
The Board noted that Wells Fargo & Company recently announced that it had entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”), which includes Funds Management and the Sub-Adviser, to GTCR LLC and Reverence Capital Partners, L.P. and/or their affiliates (the “Transaction”). The Board further noted that the Transaction would result in a change-of-control of Funds Management and the Sub-Adviser, which would be considered to be an assignment that would result in the termination of the Advisory Agreements. In light of the Transaction, the Board separately considered for approval a new investment management agreement with Funds Management and a new sub-advisory agreement with the Sub-Adviser (the “New Agreements”) that would replace the Advisory Agreements upon consummation of the Transaction, subject to approval of the New Agreements by the Fund’s shareholders. The Board also considered for approval interim agreements to go into effect in the event shareholders do not approve the New Agreements before the Transaction is completed. The interim agreements would allow the Manager and the Sub-Adviser to continue providing services to the Fund while the Fund continues to seek shareholder approval of the New Agreements. The Board noted that the terms of the interim agreements would be identical to those of the current Advisory Agreements, except for the term and certain escrow provisions.
At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at Board meetings held in April and May 2021, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2021. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent and quality of services
The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of WFAM, of which Funds Management and the Sub-Adviser are a part, and a summary of investments made in the business of WFAM. The Board also received a description of

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Board considerations (unaudited)
Funds Management’s and the Sub-Adviser’s business continuity plans, including a summary of the performance of such plans and any changes thereto during the COVID-19 pandemic, and of their approaches to data privacy and cybersecurity. The Board also received and reviewed information about Funds Management’s role as administrator of the Fund’s liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.
The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel.
The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates. The Board also considered information about retention and back-up arrangements that have been put into place with respect to key personnel of WFAM in connection with the anticipated Transaction, noting that WFAM provided assurances that the announcement and eventual culmination of the Transaction is not expected to result in any diminution in the nature or quality of services provided to the Fund.
Fund investment performance and expenses
The Board considered the investment performance results for the Fund over various time periods ended December 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrator Class) was lower than the average investment performance of the Universe for the one- and three-year periods under review, higher than the average investment performance of the Universe for the ten-year period under review, and in range of the average investment performance of the Universe for the five-year period under review. The Board also noted that the investment performance of the Fund was lower than its benchmark index, the Bloomberg Barclays Municipal 1-5 Year Index, for all periods under review except the ten-year period, which was higher than its benchmark index.
The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and benchmark index for the periods identified above. The Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions and market factors that affected the Fund’s investment performance.
The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratio of the Fund for Class A and the Administrator Class was in range of the median net operating expense ratio of the expense Groups and the net operating expense ratio of the Institutional Class was equal to the median net operating expense ratio of the expense Groups.
The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.
Investment management and sub-advisory fee rates
The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.
Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the

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Board considerations (unaudited)
funds in the expense Groups. The Board noted that the Management Rates of the Fund were in range of the sum of these average rates for the Fund’s expense Groups for all share classes except for the Institutional Class, which was lower than the sum of the average rates for the Fund’s expense Groups.
The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.
The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.
Profitability
The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.
Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.
Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.
Economies of scale
The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
The Board concluded that Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.
Other benefits to Funds Management and the Sub-Adviser
The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.
The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

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Board considerations (unaudited)
Conclusion
At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term.

46  |  Wells Fargo California Limited-Term Tax-Free Fund

Board considerations (unaudited)
Board Considerations – New Agreements
Overview of the Board evaluation process
At a meeting held on May 17-19, 2021 (the “Board Meeting”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”, and the series identified below, the “Funds”) approved the continuation of each Fund’s current Investment Management Agreement (the “Current Investment Management Agreement”) and the current Sub-Advisory Agreements (the “Current Sub-Advisory Agreements”, and collectively, the “Current Agreements”).
Wells Fargo C&B Mid Cap Value Fund
Wells Fargo California Limited-Term Tax-Free Fund
Wells Fargo California Tax-Free Fund
Wells Fargo Classic Value Fund
Wells Fargo Common Stock Fund
Wells Fargo Disciplined Small Cap Fund
Wells Fargo Disciplined U.S. Core Fund
Wells Fargo Discovery Fund
Wells Fargo Diversified Equity Fund
Wells Fargo Endeavor Select Fund
Wells Fargo Enterprise Fund
Wells Fargo Fundamental Small Cap Growth Fund
Wells Fargo Growth Fund
Wells Fargo High Yield Municipal Bond Fund
Wells Fargo Intermediate Tax/AMT-Free Fund
Wells Fargo Large Cap Core Fund
Wells Fargo Large Cap Growth Fund
Wells Fargo Large Company Value Fund
Wells Fargo Minnesota Tax-Free Fund
Wells Fargo Municipal Bond Fund
Wells Fargo Omega Growth Fund
Wells Fargo Opportunity Fund
Wells Fargo Pennsylvania Tax-Free Fund
Wells Fargo Premier Large Company Growth Fund
Wells Fargo Short-Term Municipal Bond Fund
Wells Fargo Small Cap Fund
Wells Fargo Special Mid Cap Value Fund
Wells Fargo Special Small Cap Value Fund
Wells Fargo Strategic Municipal Bond Fund
Wells Fargo Ultra Short-Term Municipal Income Fund
Wells Fargo Wisconsin Tax-Free Fund
Each Trustee on the Board is not an “interested person” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Funds (collectively, the “Independent Trustees”). The process followed by the Board in considering and approving the continuation of the Current Agreements is referred to herein as the “2021 Annual Approval Process.”
As noted above, the closing of the sale of Wells Fargo Asset Management (“WFAM”) to a holding company (“NewCo”) affiliated with private funds of GTCR LLC (“GTCR”) and of Reverence Capital Partners, L.P. (“Reverence Capital”, and such transaction, the “Transaction”) will result in a change of control of Wells Fargo Funds Management LLC (“Funds Management”) and Wells Capital Management Incorporated (“Wells Capital”, and together with Funds Management, the “Advisers”), which will be considered to be an “assignment” of each Fund’s Current Agreements under the 1940 Act that will result in the automatic termination of each Fund’s Current Agreements. In light of the expected termination of each Fund’s Current Agreements upon the closing, at the Board Meeting the Board also considered and approved the New Agreements, which are: (i) a new Investment Management Agreement (the “New Investment Management Agreement”) between the Trust, on behalf of each Fund, and Funds Management; (ii) a new Sub-Advisory Agreement (the “New Wells Capital Sub-Advisory Agreement”) among the Trust, Funds Management and Wells Capital with respect to each Fund other than C& B Mid Cap Value Fund and Diversified Equity Fund; and (iii) a new Sub-Advisory Agreement (the “New C&B Sub-Advisory Agreement”, and collectively, the “New Agreements”) among the Trust, with respect to the C&B Mid Cap Value Fund, Funds Management and Cooke & Bieler, L.P. (“C&B”, and together with Wells Capital, the “Sub-Advisers”), each of which is intended to go into effect upon the closing. The process followed by the Board in reviewing and approving the New Agreements is referred to herein as the “New Agreement Approval Process.”

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Board considerations (unaudited)
At a series of meetings held in April and May 2021 (collectively, “April and May 2021 Meetings”) and at the Board Meeting, the Trustees conferred extensively among themselves and with senior representatives of Funds Management, GTCR and Reverence Capital about the New Agreements and related matters. The Board reviewed and discussed information furnished by Funds Management, GTCR and Reverence Capital that the Board considered reasonably necessary to evaluate the terms of the New Agreements and the services to be provided. At these meetings, senior representatives from Funds Management, GTCR and Reverence Capital made presentations to, and responded to questions from, the Board.
In providing information to the Board in connection with the 2021 annual approval process (the “2021 Annual Approval Process”) and the New Agreement Approval Process, Funds Management, GTCR and Reverence Capital (as applicable) were guided by requests for information submitted by independent legal counsel on behalf of the Independent Trustees. In considering and approving the New Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed herein. The Board considered not only the specific information presented in connection with the April and May 2021 Meetings as well as the Board Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Advisers about various topics. In this regard, the Board reviews reports of Funds Management at each of its regular Board meetings, which includes, among other things, portfolio reviews and investment performance reports. In addition, the Board confers with portfolio managers at various times throughout the year. The Board was assisted in its evaluation of the New Agreements by independent legal counsel, from whom the Independent Trustees received separate legal advice and with whom the Independent Trustees met separately. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
Among other information considered by the Board in connection with the Transaction was:
■	Information regarding the Transaction: information about the structure, financing sources and material terms and conditions of the Transaction, including the expected impact on the businesses conducted by the Advisers and by Wells Fargo Funds Distributor LLC, as the distributor of Fund shares.
■	Information regarding NewCo, GTCR and Reverence Capital: (i) information about NewCo, including information about its expected financial condition and access to capital, and senior leadership team; (ii) the experience of senior management at GTCR and Reverence Capital in acquiring portfolio companies; (iii) the plan to operationalize NewCo, including the transition of necessary infrastructure services through a transition services agreement with Wells Fargo under which Wells Fargo will continue to provide NewCo with certain services for a specified period of time after the closing; and (iv) information regarding regulatory matters, compliance, and risk management functions at NewCo, including resources to be dedicated thereto.
■	Impact of the Transaction on WFAM and Service Providers: (i) information regarding any changes to personnel and/or other resources of the Advisers as a result of the Transaction, including assurances regarding comparable and competitive compensation arrangements to attract and retain highly qualified personnel; and (ii) information about the organizational and operating structure with respect to NewCo, the Advisers and the Funds.
■	Impact of the Transaction on the Funds and their Shareholders: (i) information regarding anticipated benefits to the Funds as a result of the Transaction; (ii) a commitment that the Funds would not bear any expenses, directly or indirectly, in connection with the Transaction; (iii) confirmation that the Advisers intend to continue to manage the Funds in a manner consistent with each Fund’s current investment objectives and principal investments strategies; and (iv) a commitment that neither NewCo nor WFAM will take any steps that would impose any “unfair burden” (as that term is used in section 15(f)(1)(B) of the 1940 Act) on the Funds as a result of the Transaction.
With respect to the New Agreements, the Board considered: (i) a representation that, after the closing, all of the Funds will continue to be managed and advised by their current Advisers and for C&B Mid Cap Value Fund, C&B, and that the same portfolio managers of the Sub-Advisers are expected to continue to manage the Funds after the Transaction; (ii) information regarding the terms of the New Agreements, including changes as compared to the Current Agreements; (iii) information confirming that the fee rates payable under the New Agreements will not increase as a result of the Transaction as compared to the rates under the Current Agreements; and (iv) assurances that the Transaction is not expected to cause any diminution with respect to the nature, extent and quality of any of the services currently provided to the Funds by the Advisers as a result of the Transaction.
In addition to considering information furnished specifically to evaluate the impact of the Transaction on the Funds and their respective shareholders in connection with the New Agreement Approval Process, the Board considered information furnished at prior meetings of the Board and its committees, including detailed information provided in connection with the 2021 Annual Approval Process. In this regard, in connection with the 2021 Annual Approval Process, the Board received information about complex-wide and individual Fund performance, fees and expenses, including: (i) a report from an independent data provider comparing the investment performance of each Fund to the investment performance of comparable funds and benchmark indices, over various time periods; (ii) a report from an independent data provider comparing each Fund’s total expense ratio (and

48  |  Wells Fargo California Limited-Term Tax-Free Fund

Board considerations (unaudited)
its components) to those of comparable funds; (iii) comparative information concerning the fees charged and services provided by Funds Management and the Sub-Advisers to each Fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts), if any, that employ investment strategies and techniques similar to those used in managing such Fund(s); and (iv) profitability analyses of Funds Management, as well as the profitability of both WFAM and Wells Fargo from providing services to the fund family as a whole.
After its deliberations, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Advisers under the New Agreements is reasonable, approved the New Agreements for a two-year term, and voted to recommend that Fund shareholders approve the New Agreements. The Board considered the approval of the New Agreements as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent and quality of services
In connection with the 2021 Annual Approval Process, the Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Advisers under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Current Management Agreement, as well as, among other things, a summary of the background and experience of senior management of WFAM, of which Funds Management and Wells Capital are a part, and a summary of investments made in the business of WFAM. The Board also received a description of Funds Management’s and the Sub-Advisers’ business continuity plans, including a summary of the performance of such plans and any changes thereto during the COVID-19 pandemic, and of their approaches to data privacy and cybersecurity. The Board also received and reviewed information about Funds Management’s role as administrator of the Funds’ liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.
In connection with the 2021 Annual Approval Process, the Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds. The Board evaluated the ability of Funds Management and the Sub-Advisers to attract and retain qualified investment professionals, including research, advisory and supervisory personnel.
In connection with the 2021 Annual Approval Process, the Board further considered the compliance programs and compliance records of Funds Management and the Sub-Advisers. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.
In connection with the New Agreement Approval Process, the Board considered, among other information, the structure of the Transaction and expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of Funds Management and the Sub-Advisers. The Board received assurances from Funds Management that each Fund will continue to be advised by its current Sub-Adviser after the closing, and that the same individual portfolio managers are expected to continue to manage the Funds after the closing. With respect to the recruitment and retention of key personnel, the Board noted information from GTCR, Reverence Capital and the Advisers regarding the potential benefits for employees of joining NewCo. The Board recognized that the personnel who had been extended offers may not accept such offers and personnel changes may occur in the future in the ordinary course.
In addition, the Board considered information regarding the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Funds, including the provision of administrative services, and the anticipated impact of the Transaction on such matters. The Board also considered the business-related and other risks to which the Advisers may be subject in managing the Funds and in connection with the Transaction. The Board also considered the transition and integration plans as a result of the change in ownership of the Advisers from Wells Fargo to NewCo. The Board considered the resources and infrastructure that NewCo intends to devote to its compliance program to ensure compliance with applicable laws and regulations, as well as its risk management program and cybersecurity program. The Board also took into account assurances received from the Advisers, GTCR and Reverence Capital that the Transaction is not expected to cause any diminution in the nature, extent and quality of services provided by Funds Management and the Sub-Advisers to the Funds and their shareholders.
Fund investment performance and expenses
In connection with the 2021 Annual Approval Process, the Board considered the investment performance results for each Fund over various time periods ended December 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to each Fund (the “Universe”), and in comparison to each Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the

Wells Fargo California Limited-Term Tax-Free Fund  |  49

Board considerations (unaudited)
mutual funds in the performance Universe. Where applicable, the Board received information concerning, and discussed factors contributing to, underperformance of Funds relative to the Universe and benchmark for any underperformance periods.
In connection with the 2021 Annual Approval Process, the Board also received and considered information regarding each Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year.
In connection with the New Agreement Approval Process, the Board received a commitment that WFAM will maintain fee and expense commitments for at least two years after the closing. The Board took into account each Fund’s investment performance and expense information among the factors considered in deciding to approve the New Agreements.
Investment management and sub-advisory fee rates
In connection with the 2021 Annual Approval Process, the Board reviewed and considered the contractual fee rates payable by each Fund to Funds Management under the Current Management Agreement, as well as the contractual fee rates payable by each Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to each of the Sub-Advisers under the Current Sub-Advisory Agreements for investment sub-advisory services (the “Sub-Advisory Fee Rates”).
Among other information reviewed by the Board in connection with the 2021 Annual Approval Process, was a comparison of each Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups.
In connection with the 2021 Annual Approval Process, the Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the Sub-Advisory Fee Rates. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Advisers, and about Funds Management’s on-going oversight services. With respect to C&B, the Board also considered this amount in comparison to the median amount retained by advisers to funds in a sub-advised expense universe that was determined by Broadridge to be similar to the Specialized Technology Fund. In this regard, the Board noted the small size of the sub-advised expense universe. The Board also considered that the sub-advisory fees paid to C&B had been negotiated by Funds Management on an arm’s length basis. Given the affiliation between Funds Management and Wells Capital, the Board ascribed limited relevance to the allocation of fees between them.
In connection with the 2021 Annual Approval Process, the Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Advisers to other types of clients, if any, with investment strategies similar to those of each Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.
In connection with the New Agreement Approval Process, the Board noted the assurances received by it that there would be no increases to any of the Management Rates or the Sub-Advisory Fee Rates as a result of the Transaction. The Board also considered that the New Agreements do not change the computation method for calculating such fees, and there is no present intention to reduce expense waiver and reimbursement arrangements that are currently in effect. Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the New Management Agreement and to each of the Sub-Advisers under the New Sub-Advisory Agreements was reasonable.
Profitability
In connection with the 2021 Annual Approval Process, the Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo from providing services to the fund family as a whole. The Board noted that Wells Capital’s profitability information with respect to providing services to each Fund Wells Capital

50  |  Wells Fargo California Limited-Term Tax-Free Fund

Board considerations (unaudited)
sub-advises and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis. The Board did not consider profitability with respect to C&B, as the sub-advisory fees paid to C&B had been negotiated by Funds Management on an arm’s-length basis.
Funds Management reported on the methodologies and estimates used in calculating profitability in connection with the 2021 Annual Approval Process, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.
In connection with the New Agreement Approval Process, the Board received certain information about NewCo’s projected financial condition, and reviewed with senior representatives of Funds Management, GTCR and Reverence Capital the underlying assumptions on which such information was based. The Board considered that NewCo is a newly formed entity, with no historical operations, revenues or expenses, and that it is difficult to predict with any degree of certainty the future profitability of NewCo and the Advisers from advisory activities under the New Agreements. The Board considered that the fee rates payable under the New Agreements will not increase as a result of the Transaction as compared to the rates under the Current Agreements, and that the current contractual expense limitations applicable to each Fund will not increase. The Board noted that if the New Agreements are approved by shareholders and the Transaction closes, the Board will have the opportunity in the future to review the profitability of NewCo and the Advisers from advisory activities under the New Agreements.
Economies of scale
In connection with the 2021 Annual Approval Process, the Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Funds, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted the existence of breakpoints in each Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that, in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
In connection with the New Agreement Approval Process, the Board noted that NewCo and the Advisers may benefit from possible growth of the Funds resulting from enhanced distribution capabilities. However, the Board noted that other factors could also affect the potential for economies of scale, and that it was not possible to quantify any potential future economies of scale. Based upon the information furnished to the Board in connection with the 2021 Annual Approval Process and the New Agreement Approval Process, the Board concluded that Funds Management’s arrangements with respect to each Fund, including contractual breakpoints and expense limitation arrangements, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.
"Fall-out” benefits to Funds Management and the Sub-Advisers
In connection with the 2021 Annual Approval Process, the Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including Wells Capital, and C&B as a result of their relationships with the Funds. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Funds and benefits potentially derived from an increase in Funds Management’s and the Sub-Advisers’ business as a result of their relationships with the Funds. The Board noted that various current affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.
In connection with the 2021 Annual Approval Process, the Board also reviewed information about soft dollar credits earned and utilized by the Sub-Advisers, fees earned by Funds Management and Wells Capital from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker of Wells Fargo from portfolio transactions.
In connection with the New Agreement Approval Process, the Board received information to the effect that the Transaction is not expected to have a material impact on the fall-out benefits currently realized by Funds Management and its affiliates, including Wells Capital, and C&B. The information reviewed by the Board also noted that several of the ancillary benefits identified for WFAM would be potential ancillary benefits for NewCo, including that the scale and reputation of the Funds might benefit NewCo’s broader reputation, product initiatives, technology investment and talent acquisition. Based on its consideration of the

Wells Fargo California Limited-Term Tax-Free Fund  |  51

Board considerations (unaudited)
factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits expected to be received by Funds Management and its affiliates, including NewCo and Wells Capital, and C&B under the New Agreements were unreasonable.
Conclusion
At the Board Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Funds Management and to each of the Sub-Advisers under the New Agreements is reasonable, approved the New Agreements for a two-year term, and voted to recommend that Fund shareholders approve the New Agreements.

52  |  Wells Fargo California Limited-Term Tax-Free Fund

Board considerations (unaudited)
Board Considerations - Interim Agreements
At a meeting held on May 17-19, 2021 (the “Board Meeting”), the Boards of Trustees (each, a “Board”, and collectively, the “Boards”) of Wells Fargo Funds Trust, Wells Fargo Master Trust, Wells Fargo Variable Trust, Wells Fargo Global Dividend Opportunity Fund, Wells Fargo Income Opportunities Fund, Wells Fargo Multi-Sector Income Fund and Wells Fargo Utilities and High Income Fund (each a “Trust”, and the series thereof, a “Fund”) reviewed and approved for the Trusts and Funds, as applicable: (i) interim investment management agreements (the “Interim Management Agreements”) with Wells Fargo Funds Management, LLC (“Funds Management”); (ii) interim investment advisory agreements (the “Interim Advisory Agreements”) with Funds Management; and (iii) interim sub-advisory agreements (the “Interim Sub-Advisory Agreements”) with each of Cooke & Bieler, L.P., Galliard Capital Management, LLC (“Galliard”), Peregrine Capital Management Inc., Wells Capital Management, LLC (“WellsCap”), and Wells Fargo Asset Management (International) Limited (“WFAMI”, and collectively, the “Sub-Advisers”). Each Trustee on the Board is not an “interested person” (as defined in the Investment Company Act of 1940 (the “1940 Act”) of the Funds (collectively, the “Independent Trustees”). The Interim Management Agreements, Interim Advisory Agreements, and Interim Sub-Advisory Agreements are collectively referred to as the “Interim Advisory Agreements.”
At the Board Meeting, the Boards reviewed and approved the continuation of existing investment management, advisory and sub-advisory agreements (the “Current Advisory Agreements”) for each Trust and Fund, as applicable. The factors considered and conclusions reached by the Boards in approving the Current Advisory Agreements are summarized in the section entitled “Board Considerations – Current Agreements” of this shareholder report. The Boards noted that Wells Fargo & Company has entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”), which includes Funds Management, Galliard, WellsCap and WFAMI (the “Affiliated Sub-Advisers”), to a holding company affiliated with private funds of GTCR LLC and Reverence Capital Partners, L.P. (the “Transaction”). The Boards further noted that the Transaction would result in a change-of-control of Funds Management and the Affiliated Sub-Advisers, which would be considered to be an “assignment” under the 1940 Act that would terminate the Current Advisory Agreements. At the Board Meeting, the Boards also reviewed and approved new investment management, advisory and sub-advisory agreements (the “New Advisory Agreements”) for each Trust and Fund, as applicable, that would replace the Current Advisory Agreements upon consummation of the Transaction, subject to approval of the New Advisory Agreements by the applicable Trust’s or Fund’s shareholders. The factors considered and conclusions reached by the Boards in approving the New Advisory Agreements are summarized in the section entitled “Board Considerations – New Agreements” of this shareholder report.
At the Board Meeting, the Boards also approved the Interim Advisory Agreements, which will go into effect for a Trust or Fund only in the event that shareholders of such Trust or Fund do not approve the New Advisory Agreement(s) for the Trust or Fund by the closing date of the Transaction, when the Current Advisory Agreements will terminate. The Board noted that, in such a circumstance, the Interim Advisory Agreements will permit continuity of management by allowing Funds Management and the Sub-Advisers to continue providing services to the Trust or Fund pursuant to the Interim Advisory Agreements while the Trust or Fund continues to solicit shareholder approval of such New Advisory Agreement(s). The Boards noted that the terms of the Interim Advisory Agreements are identical to those of the Current Advisory Agreements, except for the term and the addition of escrow provisions with respect to the advisory fees. The Boards also noted that the entities that would service the Funds and Trusts under the Interim Advisory Agreements are identical to those that provide services under the Current Advisory Agreements and those that will provide services under the New Advisory Agreements.
In approving the Interim Advisory Agreements, the Boards considered the same factors and reached the same conclusions as they considered and reached with respect to the Boards’ approvals of the Current Advisory Agreements and New Advisory Agreements, as applicable, which are described in separate Board Consideration sections within this shareholder report. Prior to the Board Meeting, including at a series of meetings held in April and May 2021, the Trustees conferred extensively among themselves and with senior representatives of Funds Management, GTCR LLC and Reverence Capital Partners, L.P. about the Interim Advisory Agreements and related matters. The Independent Trustees were assisted in their evaluation of the Interim Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
At the Board Meeting, after considering the factors and reaching the conclusions described in the separate Board Consideration sections within this shareholder report, the Boards unanimously determined that the compensation payable to Funds Management and to each Sub-Adviser under each of the Interim Advisory Agreements was reasonable, and approved the Interim Advisory Agreements.

Wells Fargo California Limited-Term Tax-Free Fund  |  53

For more information
More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Wells Fargo Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: wfam.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-866-765-0778
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund's website at wfam.com. Read the prospectus carefully before you invest or send money.
Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management, LLC and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE
© 2021 Wells Fargo & Company. All rights reserved.
PAR-0721-00673 08-21
A248/AR248 06-21

Annual Report
June 30, 2021
Wells Fargo
California Tax-Free Fund

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The views expressed and any forward-looking statements are as of June 30, 2021, unless otherwise noted, and are those of the Fund's portfolio managers and/or Wells Fargo Asset Management. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.
 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE

Wells Fargo California Tax-Free Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Wells Fargo Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Wells Fargo California Tax-Free Fund for the 12-month period that ended June 30, 2021. Despite the continued challenges presented by the spread of COVID-19 cases and the business restrictions implemented throughout much of the world, global stocks showed robust returns, supported by global stimulus programs, a rapid vaccination rollout, and recovering consumer and corporate sentiment. Bond markets mostly produced positive returns, as investors searched for yield and diversification during difficult market stretches.
For the 12-month period, equities had robust returns, as policymakers continued to fight the effects of COVID-19. Emerging market stocks led both non-U.S. developed market equities and U.S. stocks. Gains by fixed-income securities were varied, though mostly positive. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 40.79%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 35.72%, while the MSCI EM Index (Net),3 had stronger performance with a 40.90% gain. Among bond indexes, the Bloomberg Barclays U.S. Aggregate Bond Index,4 returned -0.33%, the Bloomberg Barclays Global Aggregate ex-USD Index (unhedged),5 gained 4.60%, the Bloomberg Barclays Municipal Bond Index,6 returned 4.17%, and the ICE BofA U.S. High Yield Index,7 returned 15.62%.
Efforts to contain COVID-19 drove market performance.
July was broadly positive for equities and fixed income. However, economic data and a resurgence of COVID-19 cases underscored the urgent need to regain control of the pandemic. Second-quarter gross domestic product (GDP) shrank from the previous quarter by 9.5% and 12.1% in the U.S. and the eurozone, respectively. In contrast, China’s second-quarter GDP grew 3.2% year over year. The U.S. economy added 1.8 million jobs in July, but a double-digit jobless rate persisted.
The stock market continued to rally in August despite concerns over rising numbers of U.S. and European COVID-19 cases as well as the expiration of the $600 weekly bonus unemployment benefit in July. Relatively strong second-quarter earnings boosted investor sentiment along with the U.S. Federal Reserve (Fed) Board’s announcement of a monetary policy shift expected to support longer-term low interest rates. U.S. manufacturing and services activity indexes beat expectations while the U.S. housing market maintained strength. In Europe, retail sales expanded and consumer confidence was steady. China’s economy continued to expand.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Barclays Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2021. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo California Tax-Free Fund

Letter to shareholders (unaudited)
Stocks grew more volatile in September on mixed economic data. U.S. economic activity continued to grow. However, U.S. unemployment remained elevated at 7.9% in September. With the U.S. Congress delaying further fiscal relief and uncertainties surrounding a possible vaccine, doubts crept back into the financial markets. In the U.K., a lack of progress in Brexit talks weighed on markets. China’s economy picked up steam, fueled by increased global demand.
In October, capital markets stepped back from their six-month rally. Market volatility rose in advance of the U.S. election and amid a global increase in COVID-19 infections. Europe introduced tighter restrictions affecting economic activity. U.S. markets looked favorably at the prospect of Democratic control of the federal purse strings, which could lead to additional fiscal stimulus and a boost to economic activity. Meanwhile, China reported 4.9% third-quarter GDP growth.
Global stocks rallied in November, propelled by optimism over three promising COVID-19 vaccines. Reversing recent trends, value stocks outperformed growth stocks and cyclical stocks outpaced information technology (IT) stocks. However, U.S. unemployment remained elevated, with a net job loss of 10 million since February. The eurozone services Purchasing Managers' Index, a monthly survey of purchasing managers, contracted sharply while the region’s manufacturing activity grew. The U.S. election results added to the upbeat mood as investors anticipated more consistent policies in the new administration.
Financial markets ended the year with strength on high expectations for a rapid rollout of the COVID-19 vaccines, the successful passage of a $900 billion stimulus package, and rising expectations of additional economic support from a Democratic-led Congress. U.S. economic data were mixed with still-elevated unemployment and weak retail sales but growth in manufacturing output. In contrast, China’s economic expansion continued in both manufacturing and nonmanufacturing. U.S. COVID-19 infection rates continued to rise even as new state and local lockdown measures were implemented.
The year 2021 began with emerging market stocks leading all major asset classes in January, driven by China’s strong economic growth and a broad recovery in corporate earnings, which propelled China’s stock market higher. In the United States, positive news on vaccine trials and January expansion in both the manufacturing and services sectors was offset by a weak December monthly jobs report. This was compounded by technical factors as some hedge funds were forced to sell stocks to protect themselves against a well-publicized short squeeze coordinated by a group of retail investors. Eurozone sentiment and economic growth were particularly weak, reflecting the impact of a new lockdown with stricter social distancing along with a slow vaccine rollout.
February saw major domestic equity indexes driven higher on the hope of a new stimulus bill, improving COVID-19 vaccination numbers, and the gradual reopening of the economy. Most S&P 500 companies reported better-than-expected earnings, with positive surprises coming from the financials, IT, health care, and materials sectors. Japan saw its economy strengthen as a result of strong export numbers. Meanwhile, crude oil prices continued their climb, rising more than 25% for the year. Domestic government bonds experienced a sharp sell-off in late February as markets priced in a more robust economic recovery and higher future growth and inflation expectations.
The passage of the massive domestic stimulus bill highlighted March activity, leading to increased forecasts for U.S. growth in 2021. Domestic employment surged as COVID-19 vaccinations and an increasingly open economy spurred hiring. A majority of U.S. small companies reported they were operating at pre-pandemic capacity or higher. Value stocks continued its outperformance of growth stocks in the month, continuing the trend that started in late 2020. Meanwhile, most major developed global equity indexes were up month to date on the back of rising optimism regarding the outlook for global growth. While the U.S. and U.K. had been most successful in terms of the vaccine rollout, even in markets where the vaccine lagged, such as in the eurozone and Japan, equity indexes in many of those countries had also been in positive territory for the year.
“The passage of the massive domestic stimulus bill highlighted March activity, leading to increased forecasts for U.S. growth in 2021.”

Wells Fargo California Tax-Free Fund  |  3

Letter to shareholders (unaudited)
Equity markets produced another strong showing in April. Domestically, the continued reopening of the economy had a strong impact on positive equity performance, as people started leaving their households and jobless claims continued to fall. Domestic corporate bonds performed well and the U.S. dollar weakened. Meanwhile, the U.S. government continued to seek to invest in the recovery, this time by outlining a package of over $2 trillion to improve infrastructure. The primary headwind in April was inflation, as investors tried to determine the breadth and longevity of recent price increases. Developed Europe has been supported by a meaningful increase in the pace of vaccinations. Unfortunately many emerging market countries have not been as successful. India in particular has seen COVID-19 cases surge, serving as an example of the need to get vaccinations rolled out to less developed nations.
Vaccine rollouts continued in May, leading to loosened restrictions globally. As a result, equity markets in general saw a minor increase in returns. Concerns that the continued economic rebound could result in inflation increases becoming more than transitory were supported by the higher input costs businesses were experiencing. Meanwhile, those inflation concerns were tempered by the Fed, which stayed steady on its view of the economy and eased fears of a sudden and substantial policy change. Positive performance in the emerging market equity space was supported this month by steady consumer demand and strong commodity prices. Fixed-income markets were also slightly positive for the month, driven by inflation uncertainty and a softer U.S. dollar.
June witnessed the S&P 500 Index reach a new all-time high. 2021 economic growth and inflation forecasts were revised higher to reflect a strong economic recovery and some supply and demand imbalances. Late June saw a deal reached on a U.S. infrastructure package of approximately $1 trillion for road, bridge, and broadband network upgrades over the next eight years. The Fed’s June meeting yielded no change to policy, but its projections pointed to a possible interest rate rise in 2023. This, combined with a rebound in economic activity and investors searching for yield, led to U.S. Treasury yields being down for the month. Many European and Asian countries saw vaccination momentum increase, while the U.K. dealt with a rise in COVID-19 infections, specifically the Delta variant. Meanwhile, crude oil jumped over 10% in June on the back of the pickup in global economic activity and the Organization of the Petroleum Exporting Countries’ slow pace of supply growth.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Wells Fargo Funds
“ 2021 economic growth and inflation forecasts were revised higher to reflect a strong economic recovery and some supply and demand imbalances.”

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

4  |  Wells Fargo California Tax-Free Fund

Letter to shareholders (unaudited)
Preparing for LIBOR Transition
The global financial industry is preparing to transition away from the London Interbank Offered Rate (LIBOR), a key benchmark interest rate, to new alternative rates. LIBOR underpins trillions of dollars of financial contracts. It is the benchmark rate for a wide spectrum of products ranging from residential mortgages to corporate bonds to derivatives. Regulators have called for a market-wide transition away from LIBOR to successor reference rates by the end of 2021 (by June 30, 2023 for most tenors of the U.S. dollar LIBOR), which requires proactive steps be taken by issuers, counterparties, and asset managers to identify impacted products and adopt new reference rates.
The Fund holds one or more securities that use LIBOR as a floating reference rate and has a maturity date after December 31, 2021.
Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of successor reference rates, and any potential effects of the transition away from LIBOR on investment instruments that use it as a benchmark rate. The transition process may result in, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and could negatively impact the value of certain instruments held by the Fund.
Wells Fargo Asset Management is monitoring LIBOR exposure closely and has put resources and controls in place to manage this transition effectively. The Fund’s portfolio management team is evaluating LIBOR holdings to understand what happens to those securities when LIBOR ceases to exist, including examining security documentation to identify the presence or absence of fallback language identifying a replacement rate to LIBOR.
While the pace of transition away from LIBOR will differ by asset class and investment strategy, the portfolio management team will monitor market conditions for those holdings to identify and mitigate deterioration or volatility in pricing and liquidity and ensure appropriate actions are taken in a timely manner.
Further information regarding the potential risks associated with the discontinuation of LIBOR can be found in the Fund’s Statement of Additional Information.

Wells Fargo California Tax-Free Fund  |  5

Performance highlights (unaudited)
Investment objective	The Fund seeks current income exempt from federal income tax and California individual income tax.
Manager	Wells Fargo Funds Management, LLC
Subadviser	Wells Capital Management, LLC
Portfolio managers	Terry J. Goode, Kim Nakahara*, Brandon Pae, Adrian Van Poppel

Average annual total returns (%) as of June 30, 2021
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (SCTAX)	10-6-1988	-0.10	1.56	4.27	4.59	2.50	4.75	0.81	0.75
Class C (SCTCX)	7-1-1993	2.86	1.73	3.97	3.86	1.73	3.97	1.56	1.50
Administrator Class (SGCAX)	12-15-1997	–	–	–	4.89	2.71	4.97	0.75	0.55
Institutional Class (SGTIX)[3]	10-31-2014	–	–	–	4.96	2.78	5.02	0.48	0.48
Bloomberg Barclays Municipal Bond Index[4]	–	–	–	–	4.17	3.25	4.28	–	–
Bloomberg Barclays Municipal Bond: California Index[5]	–	–	–	–	3.39	3.11	4.59	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 4.50%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through October 31, 2021, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.75% for Class A, 1.50% for Class C, 0.55% for Administrator Class, and 0.48% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Administrator Class shares, and includes the higher expenses applicable to the Administrator Class shares. If these expenses had not been included, returns for the Institutional Class shares would be higher.
[4]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[5]	The Bloomberg Barclays Municipal Bond: California Index is the California component of the Bloomberg Barclays Municipal Bond Index. You cannot invest directly in an index.

*	Ms. Nakahara became a portfolio manager of the Fund on September 1, 2020.

6  |  Wells Fargo California Tax-Free Fund

Performance highlights (unaudited)
Growth of $10,000 investment as of June 30, 20211
[1]	The chart compares the performance of Class A shares for the most recent ten years with the Bloomberg Barclays Municipal Bond Index and Bloomberg Barclays Municipal Bond: California Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.
Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to California municipal securities risk, high yield securities risk, and nondiversification risk. Consult the Fund’s prospectus for additional information on these and other risks. A portion of the Fund’s income may be subject to federal, state, and/or local income taxes or the Alternative Minimum Tax (AMT). Any capital gains distributions may be taxable.

Wells Fargo California Tax-Free Fund  |  7

Performance highlights (unaudited)

8  |  Wells Fargo California Tax-Free Fund

Performance highlights (unaudited)
MANAGER'S DISCUSSION
Fund highlights
■	The Fund (Class A, excluding sales charge), outperformed its primary benchmark, the Bloomberg Barclays Municipal Bond Index, while also outperforming the Bloomberg Barclays Municipal Bond: California Index, for the 12-month period that ended June 30, 2021.
■	The primary drivers of relative performance were the Fund’s credit profile and security selection. Duration positioning was also a contributor to performance for the period.
■	Certain sector allocations, including underweights in industrial development revenue/pollution control revenue and transportation, were the largest detractors from relative performance. Yield-curve positioning offset some negative performance as our overweight in the longer-maturity segments outperformed the broader index.
The COVID-19 pandemic and the associated recovery efforts were the dominant market influences over the 12-month period.
The state of the pandemic in the U.S. deteriorated in the fall of 2020 with average daily confirmed cases of COVID-19 exceeding 250,000 late in the year. Hospitalizations and deaths from the virus also reached their highest points of the pandemic in the fall before it was announced that several promising vaccines would soon become available. The rollout of the vaccination effort continues, but as of the 12-month period that ended June 30, 2021, more than 50% of the U.S. population has received at least one dose of a vaccine. This brought new daily confirmed cases down to less than 12,000 by late June and has broadly allowed economies around the country to reopen and for economic activity to accelerate.
The U.S. economy has also staged a significant recovery from the depths of the recession and pandemic. Unemployment, which reached a multi-generational high level of over 14% in the spring of 2020, has fallen throughout the period to below 6%. The pace of the employment recovery has slowed materially in 2021 and the recovery has been uneven, upending employment progress made by several demographic groups over the past decade. Enhanced unemployment benefits, a portion of the massive fiscal stimulus injected into the economy over the past year, began to expire in many states near the end of the reporting period. Close attention will be paid to how employment progress evolves as these benefits expire. U.S. gross domestic product, after seeing the sharpest drop and largest increase on record in the postwar era in the second and third quarters of 2020, has continued to recover. The first-quarter 2021 reading came in at a very strong 6.4%. The increase in growth has led to expectations for higher inflation. The U.S. Federal Reserve (Fed) Board formally adopted a policy of allowing inflation to average 2% over “a period of time.” Inflation readings in 2021 have risen, though Fed officials continue to suggest that they perceive this inflation as transitory. They see the supply chain bottlenecks and employment market distortions brought on by the pandemic abating, which they believe will allow inflation to fall back toward their 2% target over the next few years.
Credit quality as of June 30, 2021[1]
[1]	The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/ or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the Fund’s portfolio with the ratings depicted in the chart are calculated based on the market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of the three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.
U.S. Treasury yields rose throughout the period, with the yield on the 10-year Treasury ending the period 79 basis points (bps; 100 bps equal 1.00%) higher than it started. The impact of rising Treasury yields affected most sectors of fixed income in the first quarter of 2021, with corporate bonds seeing their worst start to a year since 1980. Municipal yields, by contrast, fell over the last 12-month period. The yield to worst for the Bloomberg Barclays Municipal Bond Index dropped nearly 50 bps since the end of June 2020.

Wells Fargo California Tax-Free Fund  |  9

Performance highlights (unaudited)
Inflows into municipal bond mutual funds and exchange-traded funds (ETFs) were positive for 57 out of the past 58 weeks, and flows through June 2021 alone would make this year the third-highest year of inflows for the asset class on record. This strong technical support has brought municipal-to-Treasury yield ratios to record lows and broadly lifted bond prices across the municipal bond market. Issuance for lower investment-grade-rated issues and high-yield municipal bond issues were met with significant demand, bringing yields down further. Fundamentals in the municipal market have been strongly supported by the huge amounts of fiscal stimulus injected into the economy by the federal government. More than $5 trillion in stimulus was approved and began being distributed during the period. Municipal bond issuers benefited from hundreds of billions of dollars in stimulus, which helped shore up fundamentals weakened by the pandemic and recession.
The municipal yield curve began and ended the period with the same steepness from 1-year to 30-year maturities, but short-intermediate municipal rates increased in the 4-year to 12-year maturity segments while all other maturity segments decreased. Short-maturity yields, driven by the Fed, could stay reasonably anchored with the Fed signaling no rate increase likely until 2023. The growth and inflationary impacts of massive stimulus are less known but have a greater influence on the long end of the curve. Longer yields may see more volatility as tapering discussions increase toward the latter half of 2021, the recovery from the pandemic continues, and the economy recovers fitfully.
Effective maturity distribution as of June 30, 2021[1]
[1]	Figures represent the percentage of the Fund's long-term investments. These amounts are subject to change and may have changed since the date specified.
Credit quality positively drove performance for the year, though duration, yield curve, sector allocation, and security selection also added to performance.
Over the course of the year, we made some minor allocation adjustments to the Fund’s credit and sector profile. The Fund’s duration positioning was range-bound between 98% and 106% of the index but generally followed the index’s declining trend throughout the year. Rather than making a concentrated wager on duration, the Fund focused on increasing exposure to lower-rated bonds and higher-beta sectors. For the period, we modestly lowered our allocation of AA-category bonds in favor of A-rated securities and added exposure to hospitals, transportation, and education. Our purchases were focused on the longer segments of the yield curve, buoyed by prior years’ purchases with favorable embedded yields and defensive shorter-call structures.
During the period, the successful rollout of vaccines, additional stimulus, and economic reopening all contributed to expectations for improving credit fundamentals. Combined with strong technical factors, including consistent positive inflows into municipal bond mutual funds and ETFs and robust taxable issuance, demand for municipal bonds outstripped supply and tightened credit spreads throughout the period, allowing lower-rated bonds to significantly outperform higher-grade securities. The Fund’s overweight to A-rated and BBB-rated bonds, as well as out-of-benchmark allocations to non-investment-grade and nonrated credits, were contributors to performance. The Fund’s duration being slightly long versus the benchmark for much of the year and yield-curve positioning were contributors to performance, as our yields in the longest-maturity segments (Fund overweight) rallied while yields in the 4-year to 12-year maturities (Fund underweight) sold off modestly. The Fund’s overweight to high-beta sectors was a contributor to performance for the year, as those sectors benefited from robust federal stimulus funds. Security selection was also a contributor with notable outperformance in our hospital, education, special tax, and alternative minimum tax holdings versus the index.
While we did add exposure to transportation names over the year, our underweight versus the index detracted from performance. In addition, many higher-quality bond positions (including our modest exposure to AAA-rated securities) and lower-beta sector holdings (such as electric, water, and sewer and leasing) did not experience the same magnitude of spread tightening as the general market and were among the worst performers for the year.

10  |  Wells Fargo California Tax-Free Fund

Performance highlights (unaudited)
While potential Fed actions and proposed federal infrastructure and tax legislation color our outlook for the next 12 months, our Fund is positioned with the goal of benefiting from either outcome.
The onset of the COVID-19 pandemic brought dire financial predictions for many municipalities, including the State of California, but unprecedented federal fiscal stimulus and faster-than-expected vaccine development and rollout has injected optimism into government coffers. California passed its fiscal-year 2021 budget assuming a $50 billion deficit, but its fiscal-year 2022 budget now projects a tax windfall of roughly $76 billion. As we enter the second half of 2021 and into 2022, rather than a recessionary outlook, and barring additional outbreaks of variant COVID-19 strains, the market and the Fed is looking for clues of an overheating economy and persistent inflation. Evidence of higher-than-expected inflation could prompt the Fed to taper its quantitative easing efforts as early as this fall and begin to explore interest rate hikes as early as next year, which could be bearish for the municipal market. Simultaneously, the prospect for increased tax rates and increased infrastructure spending (including a Build America Bonds-like program that would siphon tax-exempt supply from the municipal market) could continue to support the strong technical tailwinds in the municipal market and allow credit spreads to grind tighter. We continue to focus on lower-rated bonds and higher-beta sectors as we believe such securities will outperform in a rising rate and/or favorable technical environment versus higher-rated and lower-beta peers.

Wells Fargo California Tax-Free Fund  |  11

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from January 1, 2021 to June 30, 2021.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 1-1-2021	Ending account value 6-30-2021	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,013.21	$3.74	0.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.08	$3.76	0.75%
Class C
Actual	$1,000.00	$1,009.44	$7.47	1.50%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.36	$7.50	1.50%
Administrator Class
Actual	$1,000.00	$1,015.05	$2.75	0.55%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.07	$2.76	0.55%
Institutional Class
Actual	$1,000.00	$1,015.40	$2.40	0.48%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.41	$2.41	0.48%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

12  |  Wells Fargo California Tax-Free Fund

Portfolio of investments—June 30, 2021

	Principal	Value
Closed end municipal bond fund obligations: 0.39%
California: 0.39%
Nuveen California AMT-Free Quality Municipal Income Fund MuniFund Preferred Shares Series A (50 Shares) 0.33% 144Aø	$ 5,000,000	$ 5,000,000
Total Closed end municipal bond fund obligations (Cost $5,000,000)		5,000,000

	Interest rate	Maturity date
Municipal obligations: 99.40%
California: 96.84%
Airport revenue: 6.76%
California Municipal Finance Authority AMT Senior Lien Linxs Apartment Project Series A	5.00%	12-31-2043	5,730,000	6,976,214
Los Angeles CA Department of Airports AMT Subordinated Bond Los Angeles International Airport	5.00	5-15-2044	2,880,000	3,557,407
Los Angeles CA Department of Airports AMT Subordinated Bond Series A	4.00	5-15-2044	3,500,000	4,006,552
Los Angeles CA Department of Airports AMT Subordinated Bond Series A	5.00	5-15-2047	5,000,000	6,080,447
Los Angeles CA Department of Airports Revenue AMT Senior Los Angeles International Airport	4.00	5-15-2050	17,040,000	19,815,208
Ontario CA International Airport Authority Revenue Series A (AGM Insured)	4.00	5-15-2051	2,500,000	2,990,953
Sacramento County CA Airport System Refunding Bond AMT Senior Series C	5.00	7-1-2037	7,300,000	8,970,920
Sacramento County CA Airport System Refunding Bond AMT Senior Series C	5.00	7-1-2038	3,000,000	3,680,129
San Diego County CA Regional Airport Authority Revenue Refunding Subordinated Bond Series A	5.00	7-1-2044	3,045,000	3,801,945
San Francisco CA City & County Airport Commission San Francisco International Airport Series A	5.00	5-1-2047	7,715,000	9,327,892
San Francisco CA City & County Airport Commission San Francisco International Airport Series E	5.00	5-1-2050	8,040,000	9,912,519
San Jose CA Airport AMT Refunding Bond Series A	5.00	3-1-2047	4,000,000	4,786,575
San Jose CA Airport Refunding Bond Series B	5.00	3-1-2042	1,750,000	2,122,080
				86,028,841
Education revenue: 7.12%
California CDA Refunding Bond California Baptist University Series A 144A	5.00	11-1-2032	1,135,000	1,374,033
California CDA Refunding Bond California Baptist University Series A 144A	5.00	11-1-2041	2,875,000	3,409,817
California CDA School Facility Alliance for College-Ready Public Schools	6.75	7-1-2031	1,625,000	1,625,000
California Educational Facilities Authority Loma Linda University Series A	5.00	4-1-2042	2,645,000	3,139,169
California Educational Facilities Authority Stanford University Series V-2	5.00	4-1-2051	4,000,000	6,486,770
California Financial Authority Charter School Palmdale Aerospace Academy Project 144A	5.00	7-1-2046	1,670,000	1,874,162
California Municipal Finance Authority California Baptist University Series A 144A	4.00	11-1-2021	195,000	197,211
The accompanying notes are an integral part of these financial statements.

Wells Fargo California Tax-Free Fund  |  13

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Education revenue (continued)
California Municipal Finance Authority California Baptist University Series A 144A	5.00%	11-1-2025	$ 1,025,000	$ 1,135,196
California Municipal Finance Authority Charter School Albert Einstein Academies Project Series A	6.75	8-1-2033	1,525,000	1,689,038
California Municipal Finance Authority Charter School Albert Einstein Academies Project Series A	7.13	8-1-2043	1,000,000	1,107,590
California Municipal Finance Authority Charter School Palmdale Aerospace Academy Project 144A	5.00	7-1-2041	1,250,000	1,411,616
California Municipal Finance Authority Education Revenue Literacy First Charter Schools	5.00	12-1-2039	1,390,000	1,654,801
California Municipal Finance Authority Education Revenue Stream Charter School Project 144A	5.00	6-15-2041	925,000	1,036,878
California Municipal Finance Authority Education Revenue Stream Charter School Project 144A	5.00	6-15-2051	1,265,000	1,397,454
California Municipal Finance Authority Refunding Bond Biola University Incorporated	5.00	10-1-2035	600,000	719,000
California Municipal Finance Authority Revenue Refunding University Pacific Series A %%	4.00	11-1-2042	1,600,000	1,844,503
California School Finance Authority Bright Star Schools Obligation Group 144A	5.00	6-1-2047	1,000,000	1,122,591
California School Finance Authority Bright Star Schools Obligation Group 144A	5.00	6-1-2054	1,000,000	1,118,536
California School Finance Authority Charter School Revenue Aspire Public Schools 144A	5.00	8-1-2050	1,770,000	2,115,330
California School Finance Authority Charter School Revenue Lifeline Education Charter School Project 144A	5.00	7-1-2045	800,000	927,658
California School Finance Authority Classical Academies Vista Project 144A	4.00	10-1-2046	1,250,000	1,399,183
California School Finance Authority Green Dot Public Schools Projects 144A	4.00	8-1-2025	475,000	522,980
California School Finance Authority Green Dot Public Schools Projects 144A	5.00	8-1-2035	2,525,000	2,847,850
California School Finance Authority KIPP Louisiana School Projects Series A 144A	5.00	7-1-2035	1,000,000	1,132,506
California School Finance Authority Rocketship Education Series A 144A	5.00	6-1-2036	945,000	1,039,960
California School Finance Authority Rocketship Education Series A 144A	5.00	6-1-2046	2,100,000	2,283,094
California School Finance Authority Santa Clarita Valley International School Project 144A%%	4.00	6-1-2041	500,000	543,891
California School Finance Authority Santa Clarita Valley International School Project 144A%%	4.00	6-1-2051	650,000	697,115
California University Systemwide Refunding Bond Series A	4.00	11-1-2038	8,000,000	9,093,872
California University Systemwide Refunding Bond Series A	5.00	11-1-2045	6,400,000	7,657,550
University of California Series AI	5.00	5-15-2038	2,000,000	2,167,098
University of California Series K	4.00	5-15-2046	5,295,000	5,962,631
University of California Series M	4.00	5-15-2047	11,155,000	12,690,197
University of California Series Q	4.00	5-15-2051	6,000,000	7,184,276
				90,608,556
GO revenue: 29.71%
Alhambra CA Unified School District Election of 2008 Series B (AGM Insured)	6.00	8-1-2029	4,100,000	4,119,409
Alvord CA Unified School District Election of 2012 Series A (AGM Insured)	5.25	8-1-2037	1,620,000	1,791,561
The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo California Tax-Free Fund

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
GO revenue (continued)
Bassett CA Unified School District Refunding Bond Series B (BAM Insured)	5.00%	8-1-2027	$ 1,050,000	$ 1,233,860
Beaumont CA Unified School District Election of 2008 Series D (BAM Insured)	5.25	8-1-2044	2,000,000	2,470,393
Buena Park CA School District Election of 2014	4.00	8-1-2048	2,750,000	3,266,818
Cabrillo CA Unified School District CAB Series A (Ambac Insured) ¤##	0.00	8-1-2021	1,500,000	1,499,325
California Various Purposes	3.00	12-1-2046	2,135,000	2,310,123
California Various Purposes	3.00	12-1-2049	1,500,000	1,618,161
California Various Purposes	4.00	3-1-2050	6,000,000	7,129,691
California Various Purposes	5.00	9-1-2029	1,475,000	1,486,839
California Various Purposes	5.00	9-1-2032	5,100,000	5,614,800
California Various Purposes (BAM Insured)	5.00	9-1-2035	35,000,000	42,622,171
California Various Purposes	5.00	2-1-2038	5,000,000	5,368,417
California Various Purposes	5.00	10-1-2039	5,000,000	5,986,338
California Various Purposes %%	5.00	9-1-2041	5,000,000	6,596,452
California Various Purposes	5.00	8-1-2046	10,000,000	12,065,290
California Various Purposes	5.00	4-1-2049	2,500,000	3,180,746
California Various Purposes	5.25	9-1-2028	1,460,000	1,472,194
California Various Purposes	5.25	9-1-2028	3,540,000	3,569,863
California Various Purposes	5.25	4-1-2035	12,640,000	13,117,399
Center Unified School District California CAB Series C (NPFGC Insured) ¤##	0.00	9-1-2021	5,000,000	4,995,590
Centinela Valley CA Union High School District Election of 2008 Series B	6.00	8-1-2036	2,500,000	2,796,441
Centinela Valley CA Union High School District Election of 2008 Series C	5.00	8-1-2035	2,000,000	2,288,683
Cerritos CA Community College CAB Election of 2004 ¤	0.00	8-1-2029	1,750,000	1,550,012
Cerritos CA Community College CAB Election of 2004 ¤	0.00	8-1-2033	1,500,000	1,197,416
College of the Sequoias Tulare Area Improvement District #3 California CAB Election of 2008 Series A (AGC Insured) ¤	0.00	8-1-2024	1,000,000	978,476
Compton CA Community College CAB Election of 2002 Series C ¤	0.00	8-1-2035	3,445,000	2,556,374
Contra Costa County CA Community College District Election of 2006	5.00	8-1-2038	3,250,000	3,577,310
Delano CA Union High School Election of 2010 Series B (AGM Insured)	5.75	8-1-2035	4,510,000	4,529,102
Escondido CA Union High School CAB Election of 2008 Series A (AGC Insured) ¤	0.00	8-1-2027	8,385,000	7,865,437
Escondido CA Union School District	4.00	8-1-2043	2,150,000	2,458,541
Eureka CA City Schools Election of 2014 (BAM Insured)	4.00	8-1-2049	3,750,000	4,340,817
Garden Grove CA Unified School District Election of 2010 Series C	5.25	8-1-2037	2,000,000	2,211,804
Hayward CA Unified School District Refunding Bond	5.00	8-1-2038	6,000,000	6,866,048
Inglewood CA Unified School District Election of 2012 GO Bond Series B (BAM Insured)	5.00	8-1-2036	200,000	235,952
Inglewood CA Unified School District Election of 2012 GO Bond Series B (BAM Insured)	5.00	8-1-2038	500,000	587,998
Lancaster CA School District Election of 2012 Series D (BAM Insured)	4.00	8-1-2045	5,970,000	6,892,443
Lancaster CA School District Election of 2012 Series D (BAM Insured)	4.00	8-1-2047	4,305,000	4,963,313
Long Beach CA Unified School District CAB Election of 2008 Series B ¤	0.00	8-1-2035	2,000,000	1,532,461
The accompanying notes are an integral part of these financial statements.

Wells Fargo California Tax-Free Fund  |  15

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
GO revenue (continued)
Long Beach CA Unified School District Election of 2008 Series F	3.00%	8-1-2047	$15,000,000	$ 16,023,123
Long Beach CA Unified School District Unrefunded Bond Election of 2008 Series A	5.50	8-1-2026	95,000	95,409
Los Angeles CA Community College District Refunding Bond	4.00	8-1-2038	10,000,000	11,597,306
Los Angeles CA Unified School District Series C	4.00	7-1-2044	3,480,000	4,123,830
Lynwood CA Unified School District Election of 2012 Series A (AGM Insured)	5.00	8-1-2033	5,000	5,487
Merced CA City School District Election of 2014	5.00	8-1-2045	1,000,000	1,164,553
Merced CA Union High School District CAB Series C ¤	0.00	8-1-2032	3,380,000	2,743,156
Mount San Antonio CA Community College District CAB Election of 2008 Series A ¤	0.00	8-1-2024	1,610,000	1,580,676
Natomas CA Unified School District Series 1999 (NPFGC Insured)	5.95	9-1-2021	45,000	45,409
New Haven CA Unified School District Election of 2014 Series C	3.00	8-1-2049	2,750,000	2,926,120
Norwalk-La Mirada CA Unified School District CAB Election of 2002 Series D (AGM Insured) ¤	0.00	8-1-2023	1,500,000	1,487,360
Oakland CA Unified School District Alameda	5.00	8-1-2029	10,125,000	12,267,538
Oakland CA Unified School District Election of 2012	5.50	8-1-2023	485,000	524,644
Oakland CA Unified School District Election of 2012	6.63	8-1-2038	7,750,000	7,790,199
Oakland CA Unified School District Election of 2012 Series A	5.00	8-1-2040	3,600,000	4,209,102
Oxnard CA School District Election of 2012 Series D (AGM Insured)	5.00	8-1-2034	1,695,000	2,008,746
Pajaro Valley CA Unified School District Election of 2012 Series A	5.00	8-1-2038	1,700,000	1,871,208
Paramount CA Unified School District CAB Election of 2006 ¤	0.00	8-1-2033	2,500,000	2,005,271
Piedmont CA Unified School District Election of 2016	3.00	8-1-2049	10,325,000	11,072,284
Pomona CA Unified School District Series A (NPFGC Insured)	6.55	8-1-2029	1,480,000	1,857,669
Poway CA Unified School District CAB Election of 2008 Improvement District 07-1-A ¤	0.00	8-1-2024	1,800,000	1,768,301
Rialto CA Unified School District CAB Election of 2010 Series A (AGM Insured) ¤	0.00	8-1-2026	3,320,000	3,149,723
Sacramento CA Unified School District Election of 2012 Series A (BAM Insured)	5.25	8-1-2033	1,000,000	1,095,915
Sacramento CA Unified School District Election of 2012 Series C (AGM Insured)	5.00	8-1-2033	2,735,000	3,182,820
San Bernardino County CA Community Election of 2008 Series D	5.00	8-1-2045	2,000,000	2,370,202
San Bernardino County CA Unified School District Election of 2012 Series C (AGM Insured)	5.00	8-1-2040	8,000,000	9,316,422
San Diego CA Community College Election of 2002	5.00	8-1-2031	4,000,000	4,402,843
San Diego CA Unified School District	4.00	7-1-2047	2,025,000	2,338,382
San Francisco CA Community College District Election of 2020 Series A	4.00	6-15-2045	3,400,000	4,026,281
San Gorgonio CA Memorial Healthcare Refunding Bond	5.00	8-1-2032	1,750,000	1,924,636
San Gorgonio CA Memorial Healthcare Refunding Bond	5.50	8-1-2028	2,525,000	2,839,919
San Joaquin CA Delta Community College District Election of 2004 Series C	5.00	8-1-2033	3,195,000	3,656,171
San Joaquin CA Delta Community College District Election of 2004 Series C	5.00	8-1-2034	3,315,000	3,793,492
San Jose CA Unified School District Santa Clara County	4.00	8-1-2042	4,000,000	4,739,734
The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo California Tax-Free Fund

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
GO revenue (continued)
San Mateo County CA Jefferson Union High School District CAB Election of 2006 Series D ¤	0.00%	8-1-2033	$ 7,000,000	$ 2,637,473
San Mateo County CA Jefferson Union High School District CAB Election of 2006 Series D ¤	0.00	8-1-2036	11,130,000	3,271,810
San Mateo County CA Jefferson Union High School District Prerefunded CAB Election of 2006 Series D ¤	0.00	8-1-2034	6,915,000	2,395,960
San Mateo County CA Jefferson Union High School District Unrefunded CAB Election of 2006 Series D ¤	0.00	8-1-2034	2,990,000	1,035,955
San Rafael CA City High School District CAB Election of 2002 Series B (NPFGC Insured) ¤	0.00	8-1-2023	1,260,000	1,249,382
San Rafael City CA High School District Election of 2015 Series C	4.00	8-1-2043	1,500,000	1,763,145
Sanger CA Unified School District Refunding Bond (NPFGC Insured)	5.60	8-1-2023	145,000	151,348
Santa Ana CA Unified School District CAB Election of 2008 Series B (AGC Insured) ¤	0.00	8-1-2038	15,000,000	10,486,892
Santa Rosa CA High School District Prerefunded Bond	5.00	8-1-2024	750,000	789,090
Santa Rosa CA High School District Unrefunded Bond	5.00	8-1-2024	255,000	268,290
Sierra Kings CA Health Care District	5.00	8-1-2028	1,000,000	1,148,619
Sierra Kings CA Health Care District	5.00	8-1-2032	1,500,000	1,706,205
Sierra Kings CA Health Care District	5.00	8-1-2037	1,750,000	1,978,396
Simi Valley CA Unified School District	4.00	8-1-2048	3,250,000	3,737,093
Sonoma Valley CA Unified School District CAB Election of 2010 Series A ¤	0.00	8-1-2027	1,020,000	948,159
Stockton CA Unified School District Election of 2012 Series A (AGM Insured)	5.00	8-1-2038	1,025,000	1,156,817
Tulare CA Local Health Care District Refunding Bond (BAM Insured)	4.00	8-1-2039	1,850,000	2,198,490
Washington Township CA Health Care District Election of 2004 Series B	5.50	8-1-2038	1,500,000	1,687,796
West Contra Costa CA Unified School District (AGM Insured)	5.25	8-1-2024	1,350,000	1,355,542
West Contra Costa CA Unified School District CAB Election of 2005 Series B	6.00	8-1-2027	1,080,000	1,401,874
West Contra Costa CA Unified School District CAB Election of 2005 Series C-1 (AGC Insured) ¤##	0.00	8-1-2021	6,000,000	5,998,654
West Contra Costa CA Unified School District Election of 2010 Series F (AGM Insured)	4.00	8-1-2049	1,265,000	1,496,652
West Contra Costa CA Unified School District Election of 2012 Series E (AGM Insured)	4.00	8-1-2049	2,060,000	2,437,235
Whittier CA Union High School District Election of 2020 Series A	3.00	8-1-2046	2,000,000	2,147,305
Wiseburn CA School District CAB (AGC Insured) ¤	0.00	8-1-2027	1,525,000	1,426,187
				377,822,368
Health revenue: 15.36%
Association of Bay Area Governments California Finance Authority for Nonprofit Corporation Insured O'Connor Woods Project	5.00	1-1-2043	5,000,000	5,334,846
Association of Bay Area Governments California Finance Authority for Nonprofit Corporation Insured Senior Living Odd Fellows Home of California Series A	5.00	4-1-2042	1,100,000	1,173,514
California CDA Adventist Health System Series A	5.00	3-1-2045	2,500,000	2,948,103
California CDA Enloe Medical Center	5.00	8-15-2033	1,650,000	1,957,448
California CDA Enloe Medical Center	5.00	8-15-2035	1,000,000	1,184,029
California CDA Enloe Medical Center	5.00	8-15-2038	2,000,000	2,359,601
The accompanying notes are an integral part of these financial statements.

Wells Fargo California Tax-Free Fund  |  17

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Health revenue (continued)
California CDA Loma Linda University Medical Center Refunding Bond Series A	5.25%	12-1-2044	$ 5,150,000	$ 5,840,586
California CDA Redwoods Projects	5.13	11-15-2035	1,500,000	1,638,582
California CDA Revenue Emanate Heath Series A	3.00	4-1-2050	1,000,000	1,070,084
California CDA Revenue Emanate Heath Series A	4.00	4-1-2045	2,000,000	2,339,347
California CDA Revenue Refunding Bond Adventist Health System West Series A	5.00	3-1-2048	5,000,000	6,081,518
California Communities Marin General Hospital Series A	5.00	8-1-2036	700,000	845,577
California Communities Marin General Hospital Series A	5.00	8-1-2037	500,000	602,752
California Communities Marin General Hospital Series A	5.00	8-1-2038	450,000	541,564
California Health Facilities Financing Kaiser Permanente Subordinated Bond Series A-2	5.00	11-1-2047	3,000,000	4,586,373
California HFFA	4.00	11-15-2048	5,000,000	5,734,143
California HFFA	4.00	11-1-2051	3,000,000	3,414,873
California HFFA	5.00	11-15-2046	2,040,000	2,513,567
California HFFA	5.00	11-15-2046	2,960,000	3,563,223
California HFFA El Camino Hospital	5.00	2-1-2035	3,000,000	3,686,457
California HFFA LA Biomedical Research Institute at Harbor-UCLA Medical Center	5.00	9-1-2048	6,095,000	7,269,906
California HFFA Lucile Salter Packard Children's Hospital %%	4.00	5-15-2051	5,000,000	5,751,604
California HFFA Nevada Methodist Homes	5.00	7-1-2030	1,830,000	2,113,366
California HFFA Nevada Methodist Homes	5.00	7-1-2035	1,000,000	1,146,731
California HFFA Nevada Methodist Homes	5.00	7-1-2045	4,500,000	5,103,897
California HFFA Refunding Bond Cedars Sinai Medical Center Series B	4.00	8-15-2039	10,500,000	11,862,098
California HFFA Refunding Bond Children's Hospital Series A	5.00	8-15-2047	10,050,000	11,823,505
California HFFA Revenue City of Hope	5.00	11-15-2049	8,000,000	9,578,722
California HFFA Revenue Stanford Health Care Series A	4.00	8-15-2050	11,000,000	13,213,286
California HFFA Senior Health Services	5.00	8-1-2040	700,000	878,259
California HFFA Senior Health Services	5.00	8-1-2050	1,000,000	1,236,007
California HFFA Series A	4.00	11-1-2040	1,375,000	1,623,269
California HFFA Series A	4.00	4-1-2045	5,500,000	6,467,139
California HFFA Sutter Health Series D	5.25	8-15-2031	3,100,000	3,118,870
California Municipal Finance Authority Refunding Bond Channing House Project Series A	5.00	5-15-2034	1,000,000	1,234,937
California Municipal Finance Authority Refunding Bond Community Medical Centers Series A	5.00	2-1-2047	6,625,000	7,968,586
California Municipal Finance Authority Refunding Bond Eisenhower Medical Center Series A	5.00	7-1-2047	1,400,000	1,633,796
California Municipal Finance Authority Revenue	4.00	12-1-2039	1,240,000	1,485,042
California Municipal Finance Authority Revenue	4.00	12-1-2049	2,915,000	3,403,589
California Municipal Finance Authority Revenue	5.00	7-1-2039	1,000,000	1,252,790
California Municipal Finance Authority Revenue	5.00	7-1-2049	2,650,000	3,262,482
California PFA Refunding Bond Henry Mayo Newhall Hospital	5.00	10-15-2037	500,000	594,283
California PFA Refunding Bond Henry Mayo Newhall Hospital	5.00	10-15-2047	5,365,000	6,319,153
California PFA Senior Living Enso Village Project Series A 144A	5.00	11-15-2051	1,255,000	1,447,947
California PFA Senior Living Enso Village Project Series A 144A	5.00	11-15-2056	1,235,000	1,416,967
Palomar Health Refunding Bond	5.00	11-1-2042	4,000,000	4,651,819
San Buenaventura CA Community Mental Health System	8.00	12-1-2031	1,615,000	1,665,768
University of California Regents Medical Center Prerefunded Bond Series J	5.25	5-15-2038	7,790,000	8,525,212
The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo California Tax-Free Fund

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Health revenue (continued)
University of California Regents Medical Center Series J	5.00%	5-15-2033	$ 2,265,000	$ 2,468,207
University of California Regents Medical Center Series L	4.00	5-15-2044	4,065,000	4,563,446
University of California Regents Medical Center Unrefunded Bond Series J	5.25	5-15-2038	2,210,000	2,397,547
Washington Township CA Health Care District Series A	5.00	7-1-2026	1,190,000	1,364,499
Washington Township CA Health Care District Series A	5.00	7-1-2042	1,000,000	1,150,114
				195,409,030
Housing revenue: 4.51%
California CDA Poway Retirement Housing Foundation Housing Incorporated Series A	5.25	11-15-2035	1,500,000	1,642,952
California Community Housing Agency Essential Housing Revenue Creekwood Series A 144A	4.00	2-1-2056	3,000,000	3,256,527
California Community Housing Agency Essential Housing Revenue Serenity at Larkspur Series C 144A	5.00	2-1-2050	3,000,000	3,480,406
California Community Housing Agency Workforce Apartments Series A 144A	5.00	4-1-2049	3,000,000	3,435,652
California Enterprise Development Authority Student Housing Revenue Provident Group	5.00	8-1-2050	565,000	700,335
California HFA Municipal Certificate of Participation Series 2 Class A	4.00	3-20-2033	8,426,963	9,934,098
California Municipal Finance Authority Mobile Senior Caritas Projects Series A	5.00	8-15-2029	500,000	605,472
California Municipal Finance Authority Student Housing Revenue CHF Davis I LLC Orchard Park (BAM Insured)	4.00	5-15-2033	600,000	736,788
California Municipal Finance Authority Student Housing Revenue CHF Davis I LLC Orchard Park (BAM Insured)	4.00	5-15-2034	700,000	856,123
California Municipal Finance Authority Student Housing Revenue CHF Davis I LLC Orchard Park (BAM Insured)	4.00	5-15-2035	700,000	853,894
California Municipal Finance Authority Student Housing Revenue CHF Davis I LLC Orchard Park (BAM Insured)	4.00	5-15-2036	600,000	728,436
California Municipal Finance Authority Student Housing Revenue CHF Davis I LLC Orchard Park (BAM Insured)	4.00	5-15-2037	700,000	849,446
California Municipal Finance Authority Student Housing Revenue CHF Davis I LLC Orchard Park (BAM Insured)	4.00	5-15-2038	750,000	907,891
California Municipal Finance Authority Student Housing Revenue CHF Davis I LLC Orchard Park (BAM Insured)	4.00	5-15-2039	550,000	664,069
California Municipal Finance Authority Student Housing Revenue CHF Davis I LLC Orchard Park (BAM Insured)	4.00	5-15-2041	550,000	662,181
California Municipal Finance Authority Student Housing Revenue CHF Davis I LLC Orchard Park (BAM Insured)	4.00	5-15-2046	1,750,000	2,091,810
California Municipal Finance Authority Student Housing Revenue CHF Davis I LLC West Village Projects	5.00	5-15-2051	6,700,000	8,004,872
California Municipal Finance Authority Student Housing Revenue CHF Riverside I LLC Projects	5.00	5-15-2029	625,000	799,591
California Municipal Finance Authority Student Housing Revenue CHF Riverside I LLC Projects	5.00	5-15-2052	5,650,000	6,872,408
Contra Costa County CA Home Mortgage Revenue Bonds GNMA Mortgage-Backed Securities Program (GNMA Insured)	7.75	5-1-2022	30,000	31,313
CSCDA Community Improvement Authority CA Essential Housing Revenue Series A-2 144A	4.00	10-1-2056	2,000,000	2,193,752
CSCDA Community Improvement Authority Mezzanine Pasadena Portfolio 144A	4.00	12-1-2056	2,500,000	2,726,810
Independent Cities California Finance Authority Mobile Home Park Revenue	5.00	5-15-2048	2,000,000	2,441,595
The accompanying notes are an integral part of these financial statements.

Wells Fargo California Tax-Free Fund  |  19

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Housing revenue (continued)
Independent Cities California Finance Refunding Bond Sanitary Juan Mobile Estates	5.00%	8-15-2030	$ 1,000,000	$ 1,122,144
Independent Cities California Finance Refunding Bond Santa Rose Leisure Mobile	5.00	8-15-2046	1,570,000	1,794,139
				57,392,704
Miscellaneous revenue: 13.30%
Alameda CA Joint Powers Authority Multiple Capital Projects Series A	5.00	12-1-2034	1,005,000	1,116,558
Anaheim CA PFA CAB Subordinate Lien Bond Public Improvements Project Series C (AGM Insured) ¤	0.00	9-1-2025	10,000,000	9,607,269
Anaheim CA PFA Convention Center Expansion Project Series A	5.00	5-1-2039	3,000,000	3,312,972
Anaheim CA PFA Convention Center Expansion Project Series A	5.00	5-1-2046	4,200,000	4,620,819
California CDA Infrastructure Program Revenue Series A	4.00	9-2-2051	1,295,000	1,430,753
California CDA Water & Wastewater Pooled Financing Program Series B (AGM Insured)	5.25	10-1-2027	1,040,000	1,044,210
California Communities Series A	5.00	9-2-2047	2,000,000	2,375,411
California Enterprise Development Authority Lease Revenue Riverside County Library Facilities Project	4.00	11-1-2049	1,900,000	2,138,775
California Infrastructure & Economic Development Bank Lease Revenue	5.00	8-1-2044	4,000,000	5,048,808
California Infrastructure & Economic Development King City Joint Union High School	5.75	8-15-2029	2,150,000	2,154,733
California Public Works Board California State University Projects Series B-1	5.70	3-1-2035	2,210,000	2,219,638
California Public Works Board Judicial Council Projects Series A	5.00	3-1-2038	7,000,000	7,527,869
California Public Works Board Judicial Council Projects Series D	5.25	12-1-2025	4,000,000	4,083,522
California Public Works Board Various Capital Projects Series A	5.00	4-1-2037	4,925,000	5,092,354
California Public Works Board Various Capital Projects Series B	4.00	5-1-2046	1,255,000	1,509,249
California Public Works Board Various Capital Projects Series G	5.00	11-1-2037	23,000,000	24,385,782
California Public Works Board Various Capital Projects Series I	5.50	11-1-2033	2,000,000	2,236,770
California Public Works University of California Board of Regents Series G	5.00	12-1-2030	9,850,000	10,049,663
Compton CA PFA Refunding Bond 144A	4.00	9-1-2027	5,620,000	6,030,807
Emeryville CA PFA Assessment District Refinancing	5.90	9-2-2021	205,000	205,845
Fresno CA Joint Powers Financing Authority Lease Revenue Master Lease Projects Series A (AGM Insured)	4.00	4-1-2046	1,225,000	1,409,238
Fullerton CA Joint Union High School Project Certificate of Participation (BAM Insured)	5.00	9-1-2035	1,385,000	1,614,509
Independent Cities California Finance Authority Sales Tax Revenue (AGM Insured) 144A	4.00	6-1-2041	1,700,000	1,995,757
Independent Cities California Finance Authority Sales Tax Revenue (AGM Insured) 144A	4.00	6-1-2051	750,000	869,123
Irvine CA Improvement Bond Act 1915 Limited Obligation Reassessment District #15-2	5.00	9-2-2025	725,000	864,154
Irvine CA Improvement Bond Act 1915 Limited Obligation Reassessment District #15-2	5.00	9-2-2026	400,000	474,507
The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo California Tax-Free Fund

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Miscellaneous revenue (continued)
Irvine CA Improvement Bond Act 1915 Limited Obligation Reassessment District #15-2	5.00%	9-2-2042	$ 1,500,000	$ 1,714,815
Jefferson CA Union High School District Certificate of Participation Teacher and Staff Housing Project (BAM Insured)	4.00	8-1-2045	1,400,000	1,635,683
Los Angeles CA Community Redevelopment Vermont Manchester Social Services Project (Ambac Insured)	5.00	9-1-2025	2,310,000	2,318,838
Los Angeles CA Public Works Financing Authority Series A	5.00	12-1-2039	2,860,000	3,280,730
Modesto CA Irrigation District Financing Authority Series A	5.00	10-1-2040	3,500,000	4,115,954
Montclair CA PFA Lease Refunding Bond (AGM Insured)	5.00	10-1-2035	2,400,000	2,723,498
Mountain House CA Financing Authority Utility System Revenue Series A	5.00	12-1-2034	535,000	665,454
Porterville CA Water Revenue Certificates Participation Water System Financing Project (AGM Insured)	4.00	8-15-2045	625,000	740,362
Porterville CA Water Revenue Certificates Participation Water System Financing Project (AGM Insured)	4.00	8-15-2050	1,000,000	1,175,258
Riverside County CA Asset Leasing Corporation Riverside County Hospital Project (NPFGC Insured) ¤	0.00	6-1-2026	10,000,000	9,442,928
Sacramento CA City Financing Authority Refunding Bond Master Lease Program Facilities (BAM Insured)	5.00	12-1-2035	1,300,000	1,529,330
Sacramento CA City School Joint Refunding Bond Series A (BAM Insured)	5.00	3-1-2040	2,165,000	2,352,082
San Jose CA Unified School District CAB (AGM Insured) ¤	0.00	1-1-2026	3,175,000	3,067,140
San Marino CA Unified School District Certificate of Participation Los Angeles County Schools Pooled Financing Program Series A	5.00	12-1-2041	500,000	501,215
San Mateo Foster City CA PFA Revenue Sanitary Mateo Street & Flood Control Projects	4.00	5-1-2045	3,750,000	4,352,094
San Ysidro CA School District Certificate of Participation School Facilities Bridge Funding Program (BAM Insured)	5.00	9-1-2037	250,000	264,034
San Ysidro CA School District Certificate of Participation School Facilities Bridge Funding Program (BAM Insured)	5.00	9-1-2042	625,000	660,084
San Ysidro CA School District Certificate of Participation School Facilities Bridge Funding Program (BAM Insured)	5.00	9-1-2047	1,000,000	1,056,134
Simi Valley CA Unified School District Capital Improvement Projects (Ambac Insured)	5.25	8-1-2022	510,000	518,538
Stockton CA Unified School District Community Improvement Project	5.00	2-1-2033	550,000	668,134
Sutter Butte CA Flood Control Agency (BAM Insured)	5.00	10-1-2040	3,545,000	4,148,633
Torrance CA Certificate of Participation	5.25	6-1-2039	5,385,000	6,162,824
Union Sanitary District CA Financing Authority Revenue Series A	3.00	9-1-2045	2,500,000	2,688,348
Union Sanitary District CA Financing Authority Revenue Series A	3.00	9-1-2050	3,000,000	3,210,889
Upland CA Certificate of Participation San Antonio Regional Hospital	5.00	1-1-2047	1,955,000	2,226,496
Ventura County CA PFA Series A	5.00	11-1-2038	4,250,000	4,525,647
				169,164,237
Tax revenue: 9.67%
Beaumont CA Community Facilities District #93-1 Special Tax Improvement Area Number 17C	5.00	9-1-2043	750,000	860,809
Beaumont CA Community Facilities District #93-1 Special Tax Improvement Area Number 17C	5.00	9-1-2048	1,100,000	1,257,800
Beaumont CA Community Facilities District #93-1 Special Tax Improvement Area Number 8D Series A	5.00	9-1-2043	750,000	860,809
The accompanying notes are an integral part of these financial statements.

Wells Fargo California Tax-Free Fund  |  21

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Tax revenue (continued)
Beaumont CA Community Facilities District #93-1 Special Tax Improvement Area Number 8D Series A	5.00%	9-1-2048	$ 1,035,000	$ 1,183,476
Belmont CA Community Facilities Special Tax District #2000-1 Library Project Series A (Ambac Insured)	5.75	8-1-2030	3,190,000	4,154,349
California CDA Community Facilities District #2015-01	5.00	9-1-2047	1,420,000	1,657,910
California CDA Special Tax Community Facilities District #2017-01	5.00	9-1-2048	5,000,000	6,082,591
California CDA Special Tax Community Facilities District #2020-02	4.00	9-1-2051	1,150,000	1,303,149
Casitas CA Municipal Water District Community Facilities District #2013-1-OJAI Series B (BAM Insured)	5.25	9-1-2047	5,000,000	6,237,135
Cathedral City CA RDA Successor Agency to Merged Redevelopment Project Tax Allocation Bond Series A (BAM Insured)	4.00	8-1-2032	1,050,000	1,260,909
Cathedral City CA RDA Successor Agency to Merged Redevelopment Project Tax Allocation Bond Series A (BAM Insured)	4.00	8-1-2034	1,250,000	1,496,779
Cathedral City CA RDA Successor Agency to Merged Redevelopment Project Tax Allocation Bond Series A (AGM Insured)	5.00	8-1-2032	1,450,000	1,625,364
Cathedral City CA RDA Successor Agency to Merged Redevelopment Project Tax Allocation Bond Series A (AGM Insured)	5.00	8-1-2033	880,000	986,978
Chino CA Community Facilities District Special Tax #2003-3 Improvement Area #7	5.00	9-1-2048	2,500,000	3,004,022
Chula Vista CA Community Facilities District Special Tax #16-I Improvement Area #1	5.00	9-1-2043	500,000	573,654
Chula Vista CA Community Facilities District Special Tax #16-I Improvement Area #1	5.00	9-1-2048	1,000,000	1,142,151
City of Roseville CA	5.00	9-1-2045	1,280,000	1,510,345
Corona CA Community Facilities District #2018-1 Improvement Area #1 2018 Special Tax Bond Series A	5.00	9-1-2048	1,000,000	1,122,706
Corona Norco CA Unified School Districts Special Tax Community Facilities District #16-1	5.00	9-1-2048	1,500,000	1,713,227
Dinuba CA RDA Merged City Redevelopment Project (BAM Insured)	5.00	9-1-2033	1,500,000	1,686,540
Elk Grove CA Financing Authority Special Tax Refunding Bond (BAM Insured)	5.00	9-1-2038	1,500,000	1,751,135
Fairfield CA Community Facilities District Special Tax Bond Number 2019 One Lake Improvement Area 144A	5.00	9-1-2050	3,000,000	3,622,271
Folsom Ranch Financing Authority California Facilities District #20 Russell	5.00	9-1-2048	1,650,000	1,882,402
Fremont CA Community Facilities District #1 Refunding Bond	5.00	9-1-2040	2,700,000	3,039,367
Inglewood CA Redevelopment Successor Agency to Merged Redevelopment Project Tax Allocation Refunding Bond Subordinate Lien Series A (BAM Insured)	5.00	5-1-2034	500,000	608,815
Inglewood CA Redevelopment Successor Agency to Merged Redevelopment Project Tax Allocation Refunding Bond Subordinate Lien Series A (BAM Insured)	5.00	5-1-2038	305,000	368,992
Inland Valley CA Development Agency Series A	5.25	9-1-2037	4,000,000	4,405,964
Irvine CA Unified School District Special Tax Community Facilities District #09 1 Series A (BAM Insured)	4.00	9-1-2044	1,000,000	1,179,045
Irvine CA Unified School District Special Tax Community Facilities District #09 1 Series A (BAM Insured)	4.00	9-1-2050	3,000,000	3,561,395
The accompanying notes are an integral part of these financial statements.

22  |  Wells Fargo California Tax-Free Fund

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Tax revenue (continued)
Lafayette CA RDA Refunding Bond Lafayette Redevelopment Project (AGM Insured)	5.00%	8-1-2033	$ 1,500,000	$ 1,682,349
Lafayette CA RDA Refunding Bond Lafayette Redevelopment Project (AGM Insured)	5.00	8-1-2038	1,635,000	1,837,327
Lancaster CA RDA Tax Allocation Refunding Bond Combined Redevelopment Project Areas (AGM Insured)	5.00	8-1-2033	1,200,000	1,430,379
Oakland CA Redevelopment Successor Agency Refunding Bond Subordinate Series TE (AGM Insured)	5.00	9-1-2035	2,545,000	2,963,332
Oakland CA Redevelopment Successor Agency Refunding Bond Subordinate Series TE (AGM Insured)	5.00	9-1-2036	4,000,000	4,652,391
Orange County CA Community Facilities District #2015-1 Esencia Village Series A	5.25	8-15-2045	1,950,000	2,218,711
Rancho Cucamonga CA RDA Rancho Redevelopment Project Area (AGM Insured)	5.00	9-1-2032	1,870,000	2,105,077
Redwood City CA RDA CAB Redevelopment Project Area Series 2-A (Ambac Insured) ¤	0.00	7-15-2030	3,505,000	2,955,045
Rio Vista CA Community Facilities District Special Tax #2018-1	5.00	9-1-2048	1,185,000	1,352,421
Riverside County CA Community Facilities Districts Special Tax #05-8	5.00	9-1-2048	1,600,000	1,829,528
Romoland School District Community Facilities District #2004-1 Heritage Lake Improvement Area #4 Series 2018 Special Tax Bond	5.00	9-1-2048	3,000,000	3,438,202
Sacramento CA Transient Occupancy Tax Convention Center Complex Series A	5.00	6-1-2048	3,750,000	4,468,071
San Bernardino CA Special Tax Community Facilities District #2006-1 Series 2018	5.00	9-1-2048	1,200,000	1,369,019
San Clemente CA Special Tax Community Facilities District #2006-1	5.00	9-1-2040	970,000	1,097,749
San Clemente CA Special Tax Community Facilities District #2006-1	5.00	9-1-2046	1,180,000	1,326,865
San Diego CA RDA CAB Tax Allocation Centre (AGM Insured) ¤	0.00	9-1-2023	885,000	878,037
San Francisco CA City & County RDA CAB Mission Bay South Redevelopment Project Subordinate Bond Series D 144A¤	0.00	8-1-2026	4,000,000	3,158,682
San Francisco CA City & County RDA Mission Bay South Redevelopment Project Series A	5.00	8-1-2043	2,500,000	2,764,016
San Francisco CA City & County RDA Tax Transbay Infrastructure Project Third Lien Series B (AGM Insured)	5.00	8-1-2046	1,500,000	1,821,702
San Marcos CA Unified School District Special Tax Community Facilities District #4 (BAM Insured)	5.00	9-1-2034	1,705,000	1,941,057
San Marcos CA Unified School District Special Tax Community Facilities District #5 (BAM Insured)	5.00	9-1-2028	1,290,000	1,469,474
San Marcos CA Unified School District Special Tax Community Facilities District #5 (BAM Insured)	5.00	9-1-2029	1,325,000	1,509,343
Sonoma CA CDA Successor Agency to Sonoma Redevelopment Project Tax Allocation Bond (NPFGC Insured)	5.00	6-1-2033	1,325,000	1,569,619
Successor Agency to the Marina Redevelopment Agency Tax Allocation Bonds Series A	5.00	9-1-2033	340,000	394,315
Successor Agency to the Marina Redevelopment Agency Tax Allocation Bonds Series A	5.00	9-1-2038	400,000	460,034
Successor Agency to the Marina Redevelopment Agency Tax Allocation Bonds Series B	5.00	9-1-2033	250,000	288,724
The accompanying notes are an integral part of these financial statements.

Wells Fargo California Tax-Free Fund  |  23

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Tax revenue (continued)
Successor Agency to the Marina Redevelopment Agency Tax Allocation Bonds Series B	5.00%	9-1-2038	$ 250,000	$ 286,865
Tracy Hills CA Improvement Area #1 Community Facilities District #2016-1 Special Tax Bonds Series 2018	5.00	9-1-2048	2,750,000	3,118,324
Transbay Joint Powers Authority Tax Allocation California Senior Series A Green Bonds	5.00	10-1-2045	2,000,000	2,527,528
Transbay Joint Powers Authority Tax Allocation California Senior Series A Green Bonds	5.00	10-1-2049	2,200,000	2,770,520
Tustin CA Community Facilities District Special Tax #2014-1 Legacy/Standard Pacific Series A	5.00	9-1-2040	750,000	852,336
Tustin CA Community Facilities District Special Tax #2014-1 Legacy/Standard Pacific Series A	5.00	9-1-2045	1,000,000	1,130,096
Union City CA Community RDA Successor Agency to Community Redevelopment Project Tax Allocation Refunding Bond Series A	5.00	10-1-2036	1,000,000	1,166,292
				122,973,519
Tobacco revenue: 0.84%
California County CA Tobacco Securitization Agency	5.00	6-1-2050	1,210,000	1,449,968
California County CA Tobacco Securitization Agency CAB ¤	0.00	6-1-2055	14,000,000	2,818,337
Golden State Tobacco Securitization Corporation California Tobacco Settlement Refunding Bond Series A-1	5.00	6-1-2028	2,000,000	2,471,861
Golden State Tobacco Securitization Corporation California Tobacco Settlement Refunding Bond Series A-2	5.00	6-1-2047	3,000,000	3,101,320
Northern California Tobacco Securitization Authority Tobacco Settlement Revenue CAB Refunding Asset ¤	0.00	6-1-2060	3,250,000	806,312
				10,647,798
Transportation revenue: 2.34%
Bay Area CA Toll Authority Toll Bridge Series S-4	5.00	4-1-2030	2,000,000	2,169,927
Bay Area CA Toll Authority Toll Bridge Series S-H	5.00	4-1-2049	8,000,000	9,918,734
Foothill-Eastern Transportation Corridor Agency Refunding Bond Senior Lien Series A	4.00	1-15-2046	5,000,000	5,922,432
Foothill-Eastern Transportation Corridor Agency Subordinated Bond Series B-3	5.50	1-15-2053	8,000,000	8,406,761
San Francisco CA Municipal Transportation	5.00	3-1-2039	3,000,000	3,382,381
				29,800,235
Utilities revenue: 3.42%
Banning CA Financing Authority Refunding Bond Electric System Project (AGM Insured)	5.00	6-1-2037	5,000,000	5,772,577
Imperial CA Irrigation District Electric System Refunding Bond Series A	5.00	11-1-2040	3,715,000	4,358,118
Imperial CA Irrigation District Electric System Refunding Bond Series A	5.00	11-1-2045	1,060,000	1,243,501
Imperial CA Irrigation District Electric System Refunding Bond Series C	5.00	11-1-2038	2,500,000	2,962,552
Los Angeles CA Department of Water and Power Series E	5.00	7-1-2044	12,475,000	14,088,014
M-S-R California Energy Authority Gas Series B	7.00	11-1-2034	4,000,000	6,296,325
M-S-R California Energy Authority Gas Series C	6.13	11-1-2029	1,035,000	1,314,669
Northern California Power Agency Public Power Prerefunded Bond (Ambac Insured)	7.50	7-1-2023	25,000	25,000
Redding CA Joint Powers Financing Authority Election System Series A	5.00	6-1-2032	440,000	522,660
Roseville CA Natural Gas Financing Authority	5.00	2-15-2025	1,930,000	2,228,947
The accompanying notes are an integral part of these financial statements.

24  |  Wells Fargo California Tax-Free Fund

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Utilities revenue (continued)
Southern California Public Power Authority Natural Gas Project #1 Series A	5.25%	11-1-2025	$ 1,000,000	$ 1,194,047
Walnut CA Energy Center Authority Series A	5.00	1-1-2034	3,115,000	3,517,769
				43,524,179
Water & sewer revenue: 3.81%
Adelanto CA Public Utility Authority Refunding Bond (AGM Insured)	5.00	7-1-2039	2,000,000	2,470,132
Bakersfield CA Wastewater Revenue Refunding Series A	5.00	9-15-2032	1,615,000	2,176,855
Bay Area CA Water Supply & Conservation Agency Series A	5.00	10-1-2034	6,000,000	6,470,282
Compton CA Sewer Revenue	6.00	9-1-2039	1,775,000	1,779,205
El Dorado CA Irrigation District Refunding Bond Series A (AGM Insured)	5.25	3-1-2039	2,000,000	2,268,198
Florin CA Resource Conservation Refunding Bond Second Senior Lien Series A (NPFGC Insured)	5.00	9-1-2032	2,000,000	2,268,795
Los Angeles CA Department of Water and Power Series A	5.00	7-1-2047	4,285,000	5,576,999
Los Angeles CA Department of Water and Power Series C	5.00	7-1-2041	5,000,000	6,565,282
Merced CA Irrigation District Water & Hydroelectric System Series A (AGM Insured)	5.00	10-1-2038	4,000,000	4,539,163
Pico Rivera CA Water Authority Series A	6.25	12-1-2032	3,385,000	3,422,445
San Buenaventura CA Public Facilities Financing Authority Series B	5.00	7-1-2042	4,000,000	4,194,483
San Francisco CA City & County Public Utilities Commission Water Revenue Subordinated Bond Series A	4.00	11-1-2050	1,525,000	1,832,570
San Francisco CA City & County Public Utilities Commission Water Revenue Subordinated Series Bond C	4.00	11-1-2045	1,650,000	1,995,685
Tulare CA Sewer Refunding Bond (AGM Insured)	5.00	11-15-2041	1,500,000	1,761,626
Vallejo CA Refunding Bond	5.25	5-1-2031	1,000,000	1,091,451
				48,413,171
				1,231,784,638
Guam: 0.67%
Tax revenue: 0.17%
Guam Government Business Privilege Tax Series A %%	4.00	1-1-2042	1,000,000	1,139,281
Guam Government Business Privilege Tax Series A	5.00	1-1-2031	1,000,000	1,023,284
				2,162,565
Water & sewer revenue: 0.50%
Guam Government Waterworks Authority	5.25	7-1-2033	1,500,000	1,644,891
Guam Government Waterworks Authority	5.50	7-1-2043	3,125,000	3,442,384
Guam Government Waterworks Authority Series A	5.00	1-1-2050	1,000,000	1,227,627
				6,314,902
				8,477,467
Illinois: 0.91%
Miscellaneous revenue: 0.91%
Illinois Refunding Bond	5.00	2-1-2025	10,000,000	11,525,430
The accompanying notes are an integral part of these financial statements.

Wells Fargo California Tax-Free Fund  |  25

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
New York: 0.49%
Industrial development revenue: 0.49%
New York Transportation Development Corporation Special Facilities Revenue Delta Air Lines Incorporated LaGuardia Airport Terminals C&D Redevelopment	5.00%	1-1-2029	$ 5,000,000	$ 6,198,534
Ohio: 0.06%
Tobacco revenue: 0.06%
Buckeye Tobacco Settlement Financing Authority CAB ¤	0.00	6-1-2057	5,000,000	818,509
Texas: 0.43%
Resource recovery revenue: 0.43%
Port Arthur TX Navigation District Jefferson County Environmental Facilities Motiva Enterprises LLC Project Series C ø	0.07	4-1-2040	500,000	500,000
Port Arthur TX Navigation District Jefferson County Environmental Facilities Motiva Enterprises LLC Project Subordinate Bond Series D ø	0.08	11-1-2040	5,000,000	5,000,000
				5,500,000
Total Municipal obligations (Cost $1,154,866,899)				1,264,304,578

		Yield	Shares
Short-term investments: 0.46%
Investment companies: 0.46%
Wells Fargo Municipal Cash Management Money Market Fund Institutional Class ♠∞##		0.01	5,811,287	5,813,031
Total Short-term investments (Cost $5,812,985)				5,813,031
Total investments in securities (Cost $1,165,679,884)	100.25%			1,275,117,609
Other assets and liabilities, net	(0.25)			(3,182,865)
Total net assets	100.00%			$1,271,934,744

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
ø	Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The maturity date shown represents the final maturity date of the security. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The rate shown is the rate in effect at period end.
¤	The security is issued in zero coupon form with no periodic interest payments.
##	All or a portion of this security is segregated for when-issued securities.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.
%%	The security is purchased on a when-issued basis.

The accompanying notes are an integral part of these financial statements.

26  |  Wells Fargo California Tax-Free Fund

Portfolio of investments—June 30, 2021

Abbreviations:
AGC	Assured Guaranty Corporation
AGM	Assured Guaranty Municipal
Ambac	Ambac Financial Group Incorporated
AMT	Alternative minimum tax
BAM	Build America Mutual Assurance Company
CAB	Capital appreciation bond
CDA	Community Development Authority
GNMA	Government National Mortgage Association
GO	General obligation
HFA	Housing Finance Authority
HFFA	Health Facilities Financing Authority
NPFGC	National Public Finance Guarantee Corporation
PFA	Public Finance Authority
RDA	Redevelopment Authority
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliates of the Fund at the beginning of the period or the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	% of net assets	Shares, end of period	Income from affiliated securities
Short-term investments
Investment companies
Wells Fargo Municipal Cash Management Money Market Fund Institutional Class	$1,010,188	$231,773,071	$(226,969,013)	$(1,160)	$(55)	$5,813,031	0.46%	5,811,287	$1,630
The accompanying notes are an integral part of these financial statements.

Wells Fargo California Tax-Free Fund  |  27

Statement of assets and liabilities—June 30, 2021

Assets
Investments in unaffiliated securities, at value (cost $1,159,866,899)	$ 1,269,304,578
Investments in affiliated securites, at value (cost $5,812,985)	5,813,031
Cash	143,250
Receivable for interest	14,146,760
Receivable for investments sold	435,000
Receivable for Fund shares sold	279,362
Prepaid expenses and other assets	3,756
Total assets	1,290,125,737
Liabilities
Payable for when-issued transactions	16,185,907
Payable for Fund shares redeemed	790,728
Dividends payable	584,084
Management fee payable	311,150
Administration fees payable	123,668
Distribution fee payable	11,850
Trustees’ fees and expenses payable	962
Accrued expenses and other liabilities	182,644
Total liabilities	18,190,993
Total net assets	$1,271,934,744
Net assets consist of
Paid-in capital	$ 1,190,488,135
Total distributable earnings	81,446,609
Total net assets	$1,271,934,744
Computation of net asset value and offering price per share
Net assets – Class A	$ 486,668,419
Shares outstanding – Class A1	40,109,366
Net asset value per share – Class A	$12.13
Maximum offering price per share – Class A2	$12.70
Net assets – Class C	$ 19,065,528
Shares outstanding – Class C1	1,540,839
Net asset value per share – Class C	$12.37
Net assets – Administrator Class	$ 382,092,547
Shares outstanding – Administrator Class[1]	31,430,581
Net asset value per share – Administrator Class	$12.16
Net assets – Institutional Class	$ 384,108,250
Shares outstanding – Institutional Class[1]	31,596,664
Net asset value per share – Institutional Class	$12.16
[1]	The Fund has an unlimited number of authorized shares
[2]	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

28  |  Wells Fargo California Tax-Free Fund

Statement of operations—year ended June 30, 2021

Investment income
Interest	$ 42,014,712
Income from affiliated securities	1,630
Total investment income	42,016,342
Expenses
Management fee	4,692,801
Administration fees
Class A	804,210
Class C	35,583
Administrator Class	335,960
Institutional Class	298,262
Shareholder servicing fees
Class A	1,256,197
Class C	55,532
Administrator Class	839,790
Distribution fee
Class C	166,594
Custody and accounting fees	34,045
Professional fees	62,923
Registration fees	60,919
Shareholder report expenses	40,401
Trustees’ fees and expenses	19,272
Other fees and expenses	27,963
Total expenses	8,730,452
Less: Fee waivers and/or expense reimbursements
Class A	(310,991)
Class C	(13,109)
Administrator Class	(674,477)
Institutional Class	(3,197)
Net expenses	7,728,678
Net investment income	34,287,664
Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	865,682
Affiliated securities	(1,160)
Net realized gains on investments	864,522
Net change in unrealized gains (losses) on
Unaffiliated securities	21,767,108
Affiliated securities	(55)
Net change in unrealized gains (losses) on investments	21,767,053
Net realized and unrealized gains (losses) on investments	22,631,575
Net increase in net assets resulting from operations	$56,919,239
The accompanying notes are an integral part of these financial statements.

Wells Fargo California Tax-Free Fund  |  29

Statement of changes in net assets

	Year ended June 30, 2021		Year ended June 30, 2020
Operations
Net investment income		$ 34,287,664		$ 33,386,632
Net realized gains (losses) on investments		864,522		(5,706,707)
Net change in unrealized gains (losses) on investments		21,767,053		2,627,052
Net increase in net assets resulting from operations		56,919,239		30,306,977
Distributions to shareholders from
Net investment income and net realized gains
Class A		(13,386,834)		(14,141,709)
Class C		(425,903)		(643,653)
Administrator Class		(9,623,409)		(8,419,907)
Institutional Class		(10,938,359)		(9,838,880)
Total distributions to shareholders		(34,374,505)		(33,044,149)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	5,327,012	64,132,490	11,036,626	131,693,675
Class C	249,799	3,071,761	278,006	3,385,392
Administrator Class	7,040,860	85,143,861	8,864,944	106,569,369
Institutional Class	11,782,367	142,462,275	10,316,056	123,479,416
		294,810,387		365,127,852
Reinvestment of distributions
Class A	1,059,299	12,769,000	1,122,167	13,411,897
Class C	33,625	413,210	49,002	597,402
Administrator Class	785,181	9,483,708	691,273	8,273,557
Institutional Class	413,903	4,998,852	356,230	4,265,361
		27,664,770		26,548,217
Payment for shares redeemed
Class A	(7,807,857)	(94,172,729)	(11,116,036)	(132,686,298)
Class C	(1,000,471)	(12,267,500)	(765,067)	(9,324,238)
Administrator Class	(1,706,901)	(20,630,018)	(3,617,140)	(42,474,283)
Institutional Class	(8,105,883)	(97,903,173)	(7,724,779)	(92,150,306)
		(224,973,420)		(276,635,125)
Net increase in net assets resulting from capital share transactions		97,501,737		115,040,944
Total increase in net assets		120,046,471		112,303,772
Net assets
Beginning of period		1,151,888,273		1,039,584,501
End of period		$1,271,934,744		$1,151,888,273
The accompanying notes are an integral part of these financial statements.

30  |  Wells Fargo California Tax-Free Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended June 30
Class A	2021	2020	2019	2018	2017
Net asset value, beginning of period	$11.91	$11.91	$11.64	$11.83	$12.45
Net investment income	0.32	0.35	0.37	0.37	0.36
Net realized and unrealized gains (losses) on investments	0.22	(0.00) [1]	0.28	(0.19)	(0.62)
Total from investment operations	0.54	0.35	0.65	0.18	(0.26)
Distributions to shareholders from
Net investment income	(0.32)	(0.35)	(0.38)	(0.37)	(0.36)
Net asset value, end of period	$12.13	$11.91	$11.91	$11.64	$11.83
Total return[2]	4.59%	2.93%	5.70%	1.55%	(2.09)%
Ratios to average net assets (annualized)
Gross expenses	0.81%	0.81%	0.83%	0.83%	0.82%
Net expenses	0.75%	0.75%	0.75%	0.75%	0.75%
Net investment income	2.66%	2.92%	3.22%	3.15%	2.99%
Supplemental data
Portfolio turnover rate	9%	23%	9%	33%	48%
Net assets, end of period (000s omitted)	$486,668	$494,450	$482,395	$443,165	$472,584

[1]	Amount is more than $(0.005)
[2]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.

Wells Fargo California Tax-Free Fund  |  31

Financial highlights
(For a share outstanding throughout each period)
	Year ended June 30
Class C	2021	2020	2019	2018	2017
Net asset value, beginning of period	$12.14	$12.15	$11.87	$12.07	$12.70
Net investment income	0.24	0.27	0.29	0.29	0.27
Net realized and unrealized gains (losses) on investments	0.23	(0.02)	0.29	(0.20)	(0.63)
Total from investment operations	0.47	0.25	0.58	0.09	(0.36)
Distributions to shareholders from
Net investment income	(0.24)	(0.26)	(0.30)	(0.29)	(0.27)
Net asset value, end of period	$12.37	$12.14	$12.15	$11.87	$12.07
Total return[1]	3.86%	2.08%	4.95%	0.74%	(2.80)%
Ratios to average net assets (annualized)
Gross expenses	1.56%	1.56%	1.58%	1.58%	1.57%
Net expenses	1.50%	1.50%	1.50%	1.50%	1.50%
Net investment income	1.91%	2.18%	2.47%	2.40%	2.24%
Supplemental data
Portfolio turnover rate	9%	23%	9%	33%	48%
Net assets, end of period (000s omitted)	$19,066	$27,413	$32,758	$47,831	$57,727

[1]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.

32  |  Wells Fargo California Tax-Free Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended June 30
Administrator Class	2021	2020	2019	2018	2017
Net asset value, beginning of period	$11.93	$11.94	$11.66	$11.86	$12.48
Net investment income	0.34	0.37	0.40	0.39	0.38
Net realized and unrealized gains (losses) on investments	0.24	(0.01)	0.28	(0.20)	(0.62)
Total from investment operations	0.58	0.36	0.68	0.19	(0.24)
Distributions to shareholders from
Net investment income	(0.35)	(0.37)	(0.40)	(0.39)	(0.38)
Net asset value, end of period	$12.16	$11.93	$11.94	$11.66	$11.86
Total return	4.89%	3.05%	5.99%	1.67%	(1.88)%
Ratios to average net assets (annualized)
Gross expenses	0.75%	0.75%	0.77%	0.77%	0.76%
Net expenses	0.55%	0.55%	0.55%	0.55%	0.55%
Net investment income	2.86%	3.13%	3.43%	3.34%	3.16%
Supplemental data
Portfolio turnover rate	9%	23%	9%	33%	48%
Net assets, end of period (000s omitted)	$382,093	$301,919	$231,252	$186,626	$210,209
The accompanying notes are an integral part of these financial statements.

Wells Fargo California Tax-Free Fund  |  33

Financial highlights
(For a share outstanding throughout each period)
	Year ended June 30
Institutional Class	2021	2020	2019	2018	2017
Net asset value, beginning of period	$11.93	$11.94	$11.66	$11.86	$12.48
Net investment income	0.35	0.38	0.41	0.40	0.39
Net realized and unrealized gains (losses) on investments	0.23	(0.01)	0.28	(0.20)	(0.62)
Total from investment operations	0.58	0.37	0.69	0.20	(0.23)
Distributions to shareholders from
Net investment income	(0.35)	(0.38)	(0.41)	(0.40)	(0.39)
Net asset value, end of period	$12.16	$11.93	$11.94	$11.66	$11.86
Total return	4.96%	3.12%	6.07%	1.74%	(1.81)%
Ratios to average net assets (annualized)
Gross expenses	0.48%	0.48%	0.50%	0.50%	0.49%
Net expenses	0.48%	0.48%	0.48%	0.48%	0.48%
Net investment income	2.93%	3.19%	3.49%	3.42%	3.28%
Supplemental data
Portfolio turnover rate	9%	23%	9%	33%	48%
Net assets, end of period (000s omitted)	$384,108	$328,107	$293,180	$287,616	$309,253
The accompanying notes are an integral part of these financial statements.

34  |  Wells Fargo California Tax-Free Fund

Notes to financial statements
1. ORGANIZATION
Wells Fargo Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo California Tax-Free Fund (the "Fund") which is a non-diversified series of the Trust.
On February 23, 2021, Wells Fargo & Company announced that it has entered into a definitive agreement to sell Wells Fargo Asset Management ("WFAM") to GTCR LLC and Reverence Capital Partners, L.P. WFAM is the trade name used by the asset management businesses of Wells Fargo & Company and includes Wells Fargo Funds Management, LLC, the investment manager to the Fund, Wells Capital Management, LLC and Wells Fargo Asset Management (International) Limited, both registered investment advisers providing sub-advisory services to certain funds, and Wells Fargo Funds Distributor, LLC, the Fund's principal underwriter. As part of the transaction, Wells Fargo & Company will own a 9.9% equity interest and will continue to serve as an important client and distribution partner.
Consummation of the transaction will result in the automatic termination of the Fund's investment management agreement and subadvisory agreement. The Fund's Board of Trustees approved a new investment management and new subadvisory agreement and approved submitting the agreements to the Fund’s shareholders for approval at a special meeting of shareholders expected to be held on August 16, 2021. Shareholders of record of the Fund at the close of business on May 28, 2021 are entitled to vote at the meeting. If shareholders approve the new agreements, they would take effect upon the closing of the transaction. The transaction is expected to close in the second half of 2021, subject to customary closing conditions.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Investments in registered open-end investment companies are valued at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC ("Funds Management"). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.
When-issued transactions
The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund's commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Wells Fargo California Tax-Free Fund  |  35

Notes to financial statements
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.
Distributions to shareholders
Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable and tax-exempt income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of June 30, 2021, the aggregate cost of all investments for federal income tax purposes was $1,165,810,479 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$109,424,584
Gross unrealized losses	(117,454)
Net unrealized gains	$109,307,130
As of June 30, 2021, the Fund had capital loss carryforwards which consisted of $27,923,334 in short-term capital losses.
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

36  |  Wells Fargo California Tax-Free Fund

Notes to financial statements
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of June 30, 2021:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Closed end municipal bond fund obligations	$ 0	$ 5,000,000	$0	$ 5,000,000
Municipal obligations	0	1,264,304,578	0	1,264,304,578
Short-term investments
Investment companies	5,813,031	0	0	5,813,031
Total assets	$5,813,031	$1,269,304,578	$0	$1,275,117,609
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended June 30, 2021, the Fund did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Management fee
Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company ("Wells Fargo"), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $500 million	0.400%
Next $500 million	0.375
Next $2 billion	0.350
Next $2 billion	0.325
Next $5 billion	0.290
Over $10 billion	0.280
For the year ended June 30, 2021, the management fee was equivalent to an annual rate of 0.38% of the Fund’s average daily net assets.
Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management, LLC, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Wells Fargo California Tax-Free Fund  |  37

Notes to financial statements
Class-level administration fee
Class A	0.16%
Class C	0.16
Administrator Class	0.10
Institutional Class	0.08
Waivers and/or expense reimbursements
Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management will waive fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has contractually committed through October 31, 2021 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. The contractual expense caps are as follows:
Expense ratio caps
Class A	0.75%
Class C	1.50
Administrator Class	0.55
Institutional Class	0.48
Distribution fee
The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC ("Funds Distributor"), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.
In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended June 30, 2021, Funds Distributor received $15,107 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended June 30, 2021.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund had $23,170,000, $6,145,000 and $0 in interfund purchases, sales and net realized gains (losses), respectively, during the year ended June 30, 2021.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended June 30, 2021 were $234,295,035 and $107,661,937, respectively.
6. BANK BORROWINGS
The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency

38  |  Wells Fargo California Tax-Free Fund

Notes to financial statements
purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight bank funding rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.
For the year ended June 30, 2021, there were no borrowings by the Fund under the agreement.
7. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid was $34,374,505 and $33,044,149 of tax-exempt income for the years ended June 30, 2021 and June 30, 2020, respectively.
As of June 30, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed tax-exempt income	Unrealized gains	Capital loss carryforward
$647,910	$109,307,130	$(27,923,334)
8. CONCENTRATION RISK
The Fund invests a substantial portion of its assets in issuers of municipal debt securities located in a single state or territory of the U.S. Therefore, it may be more affected by economic and political developments in that state or region than would be a comparable general tax-exempt fund. As of the end of the period, the Fund invested a concentration of its portfolio in the state of California.
9. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
10. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.
11. SUBSEQUENT EVENTS
Wells Fargo Asset Management ("WFAM") announced that it will be changing its company name to Allspring Global Investments upon the closing of the previously announced sale transaction of WFAM by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. The new corporate name is expected to go into effect on the closing date of the transaction, which is anticipated to occur in the second half of 2021, subject to customary closing conditions.
At a meeting held July 15, 2021, the Board of Trustees of the Wells Fargo Funds approved a change in the Fund's name to remove “Wells Fargo” from the Fund's name and replace with “Allspring”. The change is expected to go into effect on October 11, 2021.
Following the closing of the transaction, Wells Fargo Funds Management, LLC, the Fund's investment manager, Wells Capital Management, LLC and Wells Fargo Asset Management (International) Limited, each subadvisers to certain funds, and Wells Fargo Funds Distributor, LLC, the Fund's principal underwriter, will each be rebranded as Allspring.
At a special meeting of shareholders held on August 16, 2021, shareholders of the Fund approved a new investment management and a new subadvisory agreement that will be effective at the closing of the sale transaction.

Wells Fargo California Tax-Free Fund  |  39

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Wells Fargo Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Wells Fargo California Tax-Free Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of June 30, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of June 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of June 30, 2021, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however, we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.
Boston, Massachusetts
August 25, 2021

40  |  Wells Fargo California Tax-Free Fund

Other information (unaudited)
TAX INFORMATION
For federal and California income tax purposes, the Fund designates 100% of its distributions paid from net investment income during the fiscal year as exempt-interest dividends under Section 852(b)(5) of the Internal Revenue Code and under Section 17145 of the California Revenue and Taxation Code.
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Wells Fargo California Tax-Free Fund  |  41

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 139 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

42  |  Wells Fargo California Tax-Free Fund

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

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Other information (unaudited)
Officers
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC and Chief Legal Counsel of Wells Fargo Asset Management since 2018. Deputy General Counsel of Wells Fargo Bank, N.A. since 2020 and Assistant General Counsel of Wells Fargo Bank, N.A. from 2018 to 2020. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.
Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

44  |  Wells Fargo California Tax-Free Fund

Board considerations (unaudited)
BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:
Board Considerations – Current Agreements
Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at a Board meeting held on May 17-19, 2021 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo California Tax-Free Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”
The Board noted that Wells Fargo & Company recently announced that it had entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”), which includes Funds Management and the Sub-Adviser, to GTCR LLC and Reverence Capital Partners, L.P. and/or their affiliates (the “Transaction”). The Board further noted that the Transaction would result in a change-of-control of Funds Management and the Sub-Adviser, which would be considered to be an assignment that would result in the termination of the Advisory Agreements. In light of the Transaction, the Board separately considered for approval a new investment management agreement with Funds Management and a new sub-advisory agreement with the Sub-Adviser (the “New Agreements”) that would replace the Advisory Agreements upon consummation of the Transaction, subject to approval of the New Agreements by the Fund’s shareholders. The Board also considered for approval interim agreements to go into effect in the event shareholders do not approve the New Agreements before the Transaction is completed. The interim agreements would allow the Manager and the Sub-Adviser to continue providing services to the Fund while the Fund continues to seek shareholder approval of the New Agreements. The Board noted that the terms of the interim agreements would be identical to those of the current Advisory Agreements, except for the term and certain escrow provisions.
At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at Board meetings held in April and May 2021, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2021. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent and quality of services
The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of WFAM, of which Funds Management and the Sub-Adviser are a part, and a summary of investments made in the business of WFAM. The Board also received a description of

Wells Fargo California Tax-Free Fund  |  45

Board considerations (unaudited)
Funds Management’s and the Sub-Adviser’s business continuity plans, including a summary of the performance of such plans and any changes thereto during the COVID-19 pandemic, and of their approaches to data privacy and cybersecurity. The Board also received and reviewed information about Funds Management’s role as administrator of the Fund’s liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.
The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel.
The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates. The Board also considered information about retention and back-up arrangements that have been put into place with respect to key personnel of WFAM in connection with the anticipated Transaction, noting that WFAM provided assurances that the announcement and eventual culmination of the Transaction is not expected to result in any diminution in the nature or quality of services provided to the Fund.
Fund investment performance and expenses
The Board considered the investment performance results for the Fund over various time periods ended December 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrator Class) was lower than the average investment performance of the Universe for the one-, three- and five-year periods under review, and in range of the investment performance of the Universe for the ten-year period under review. The Board also noted that the investment performance of the Fund was lower than its benchmark index, the Bloomberg Barclays Municipal Bond Index, for all periods under review except the ten-year period, which was higher than its benchmark index.
The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and benchmark index for the periods identified above. The Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions and market factors that affected the Fund’s investment performance.
The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups for each share class except for the Administrator Class, which was equal to the median net operating expense ratio of the expense Groups.
The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.
Investment management and sub-advisory fee rates
The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.
Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than the sum of these average rates for the Fund’s expense Groups for all share classes except for Class A, which was in range of the sum of the average rates for the Fund’s expense Groups.

46  |  Wells Fargo California Tax-Free Fund

Board considerations (unaudited)
The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.
The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.
Profitability
The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.
Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.
Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.
Economies of scale
The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
The Board concluded that Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.
Other benefits to Funds Management and the Sub-Adviser
The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.
The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Wells Fargo California Tax-Free Fund  |  47

Board considerations (unaudited)
Conclusion
At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term.

48  |  Wells Fargo California Tax-Free Fund

Board considerations (unaudited)
Board Considerations – New Agreements
Overview of the Board evaluation process
At a meeting held on May 17-19, 2021 (the “Board Meeting”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”, and the series identified below, the “Funds”) approved the continuation of each Fund’s current Investment Management Agreement (the “Current Investment Management Agreement”) and the current Sub-Advisory Agreements (the “Current Sub-Advisory Agreements”, and collectively, the “Current Agreements”).
Wells Fargo C&B Mid Cap Value Fund
Wells Fargo California Limited-Term Tax-Free Fund
Wells Fargo California Tax-Free Fund
Wells Fargo Classic Value Fund
Wells Fargo Common Stock Fund
Wells Fargo Disciplined Small Cap Fund
Wells Fargo Disciplined U.S. Core Fund
Wells Fargo Discovery Fund
Wells Fargo Diversified Equity Fund
Wells Fargo Endeavor Select Fund
Wells Fargo Enterprise Fund
Wells Fargo Fundamental Small Cap Growth Fund
Wells Fargo Growth Fund
Wells Fargo High Yield Municipal Bond Fund
Wells Fargo Intermediate Tax/AMT-Free Fund
Wells Fargo Large Cap Core Fund
Wells Fargo Large Cap Growth Fund
Wells Fargo Large Company Value Fund
Wells Fargo Minnesota Tax-Free Fund
Wells Fargo Municipal Bond Fund
Wells Fargo Omega Growth Fund
Wells Fargo Opportunity Fund
Wells Fargo Pennsylvania Tax-Free Fund
Wells Fargo Premier Large Company Growth Fund
Wells Fargo Short-Term Municipal Bond Fund
Wells Fargo Small Cap Fund
Wells Fargo Special Mid Cap Value Fund
Wells Fargo Special Small Cap Value Fund
Wells Fargo Strategic Municipal Bond Fund
Wells Fargo Ultra Short-Term Municipal Income Fund
Wells Fargo Wisconsin Tax-Free Fund
Each Trustee on the Board is not an “interested person” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Funds (collectively, the “Independent Trustees”). The process followed by the Board in considering and approving the continuation of the Current Agreements is referred to herein as the “2021 Annual Approval Process.”
As noted above, the closing of the sale of Wells Fargo Asset Management (“WFAM”) to a holding company (“NewCo”) affiliated with private funds of GTCR LLC (“GTCR”) and of Reverence Capital Partners, L.P. (“Reverence Capital”, and such transaction, the “Transaction”) will result in a change of control of Wells Fargo Funds Management LLC (“Funds Management”) and Wells Capital Management Incorporated (“Wells Capital”, and together with Funds Management, the “Advisers”), which will be considered to be an “assignment” of each Fund’s Current Agreements under the 1940 Act that will result in the automatic termination of each Fund’s Current Agreements. In light of the expected termination of each Fund’s Current Agreements upon the closing, at the Board Meeting the Board also considered and approved the New Agreements, which are: (i) a new Investment Management Agreement (the “New Investment Management Agreement”) between the Trust, on behalf of each Fund, and Funds Management; (ii) a new Sub-Advisory Agreement (the “New Wells Capital Sub-Advisory Agreement”) among the Trust, Funds Management and Wells Capital with respect to each Fund other than C& B Mid Cap Value Fund and Diversified Equity Fund; and (iii) a new Sub-Advisory Agreement (the “New C&B Sub-Advisory Agreement”, and collectively, the “New Agreements”) among the Trust, with respect to the C&B Mid Cap Value Fund, Funds Management and Cooke & Bieler, L.P. (“C&B”, and together with Wells Capital, the “Sub-Advisers”), each of which is intended to go into effect upon the closing. The process followed by the Board in reviewing and approving the New Agreements is referred to herein as the “New Agreement Approval Process.”

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Board considerations (unaudited)
At a series of meetings held in April and May 2021 (collectively, “April and May 2021 Meetings”) and at the Board Meeting, the Trustees conferred extensively among themselves and with senior representatives of Funds Management, GTCR and Reverence Capital about the New Agreements and related matters. The Board reviewed and discussed information furnished by Funds Management, GTCR and Reverence Capital that the Board considered reasonably necessary to evaluate the terms of the New Agreements and the services to be provided. At these meetings, senior representatives from Funds Management, GTCR and Reverence Capital made presentations to, and responded to questions from, the Board.
In providing information to the Board in connection with the 2021 annual approval process (the “2021 Annual Approval Process”) and the New Agreement Approval Process, Funds Management, GTCR and Reverence Capital (as applicable) were guided by requests for information submitted by independent legal counsel on behalf of the Independent Trustees. In considering and approving the New Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed herein. The Board considered not only the specific information presented in connection with the April and May 2021 Meetings as well as the Board Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Advisers about various topics. In this regard, the Board reviews reports of Funds Management at each of its regular Board meetings, which includes, among other things, portfolio reviews and investment performance reports. In addition, the Board confers with portfolio managers at various times throughout the year. The Board was assisted in its evaluation of the New Agreements by independent legal counsel, from whom the Independent Trustees received separate legal advice and with whom the Independent Trustees met separately. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
Among other information considered by the Board in connection with the Transaction was:
■	Information regarding the Transaction: information about the structure, financing sources and material terms and conditions of the Transaction, including the expected impact on the businesses conducted by the Advisers and by Wells Fargo Funds Distributor LLC, as the distributor of Fund shares.
■	Information regarding NewCo, GTCR and Reverence Capital: (i) information about NewCo, including information about its expected financial condition and access to capital, and senior leadership team; (ii) the experience of senior management at GTCR and Reverence Capital in acquiring portfolio companies; (iii) the plan to operationalize NewCo, including the transition of necessary infrastructure services through a transition services agreement with Wells Fargo under which Wells Fargo will continue to provide NewCo with certain services for a specified period of time after the closing; and (iv) information regarding regulatory matters, compliance, and risk management functions at NewCo, including resources to be dedicated thereto.
■	Impact of the Transaction on WFAM and Service Providers: (i) information regarding any changes to personnel and/or other resources of the Advisers as a result of the Transaction, including assurances regarding comparable and competitive compensation arrangements to attract and retain highly qualified personnel; and (ii) information about the organizational and operating structure with respect to NewCo, the Advisers and the Funds.
■	Impact of the Transaction on the Funds and their Shareholders: (i) information regarding anticipated benefits to the Funds as a result of the Transaction; (ii) a commitment that the Funds would not bear any expenses, directly or indirectly, in connection with the Transaction; (iii) confirmation that the Advisers intend to continue to manage the Funds in a manner consistent with each Fund’s current investment objectives and principal investments strategies; and (iv) a commitment that neither NewCo nor WFAM will take any steps that would impose any “unfair burden” (as that term is used in section 15(f)(1)(B) of the 1940 Act) on the Funds as a result of the Transaction.
With respect to the New Agreements, the Board considered: (i) a representation that, after the closing, all of the Funds will continue to be managed and advised by their current Advisers and for C&B Mid Cap Value Fund, C&B, and that the same portfolio managers of the Sub-Advisers are expected to continue to manage the Funds after the Transaction; (ii) information regarding the terms of the New Agreements, including changes as compared to the Current Agreements; (iii) information confirming that the fee rates payable under the New Agreements will not increase as a result of the Transaction as compared to the rates under the Current Agreements; and (iv) assurances that the Transaction is not expected to cause any diminution with respect to the nature, extent and quality of any of the services currently provided to the Funds by the Advisers as a result of the Transaction.
In addition to considering information furnished specifically to evaluate the impact of the Transaction on the Funds and their respective shareholders in connection with the New Agreement Approval Process, the Board considered information furnished at prior meetings of the Board and its committees, including detailed information provided in connection with the 2021 Annual Approval Process. In this regard, in connection with the 2021 Annual Approval Process, the Board received information about complex-wide and individual Fund performance, fees and expenses, including: (i) a report from an independent data provider comparing the investment performance of each Fund to the investment performance of comparable funds and benchmark indices, over various time periods; (ii) a report from an independent data provider comparing each Fund’s total expense ratio (and

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Board considerations (unaudited)
its components) to those of comparable funds; (iii) comparative information concerning the fees charged and services provided by Funds Management and the Sub-Advisers to each Fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts), if any, that employ investment strategies and techniques similar to those used in managing such Fund(s); and (iv) profitability analyses of Funds Management, as well as the profitability of both WFAM and Wells Fargo from providing services to the fund family as a whole.
After its deliberations, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Advisers under the New Agreements is reasonable, approved the New Agreements for a two-year term, and voted to recommend that Fund shareholders approve the New Agreements. The Board considered the approval of the New Agreements as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent and quality of services
In connection with the 2021 Annual Approval Process, the Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Advisers under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Current Management Agreement, as well as, among other things, a summary of the background and experience of senior management of WFAM, of which Funds Management and Wells Capital are a part, and a summary of investments made in the business of WFAM. The Board also received a description of Funds Management’s and the Sub-Advisers’ business continuity plans, including a summary of the performance of such plans and any changes thereto during the COVID-19 pandemic, and of their approaches to data privacy and cybersecurity. The Board also received and reviewed information about Funds Management’s role as administrator of the Funds’ liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.
In connection with the 2021 Annual Approval Process, the Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds. The Board evaluated the ability of Funds Management and the Sub-Advisers to attract and retain qualified investment professionals, including research, advisory and supervisory personnel.
In connection with the 2021 Annual Approval Process, the Board further considered the compliance programs and compliance records of Funds Management and the Sub-Advisers. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.
In connection with the New Agreement Approval Process, the Board considered, among other information, the structure of the Transaction and expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of Funds Management and the Sub-Advisers. The Board received assurances from Funds Management that each Fund will continue to be advised by its current Sub-Adviser after the closing, and that the same individual portfolio managers are expected to continue to manage the Funds after the closing. With respect to the recruitment and retention of key personnel, the Board noted information from GTCR, Reverence Capital and the Advisers regarding the potential benefits for employees of joining NewCo. The Board recognized that the personnel who had been extended offers may not accept such offers and personnel changes may occur in the future in the ordinary course.
In addition, the Board considered information regarding the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Funds, including the provision of administrative services, and the anticipated impact of the Transaction on such matters. The Board also considered the business-related and other risks to which the Advisers may be subject in managing the Funds and in connection with the Transaction. The Board also considered the transition and integration plans as a result of the change in ownership of the Advisers from Wells Fargo to NewCo. The Board considered the resources and infrastructure that NewCo intends to devote to its compliance program to ensure compliance with applicable laws and regulations, as well as its risk management program and cybersecurity program. The Board also took into account assurances received from the Advisers, GTCR and Reverence Capital that the Transaction is not expected to cause any diminution in the nature, extent and quality of services provided by Funds Management and the Sub-Advisers to the Funds and their shareholders.
Fund investment performance and expenses
In connection with the 2021 Annual Approval Process, the Board considered the investment performance results for each Fund over various time periods ended December 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to each Fund (the “Universe”), and in comparison to each Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the

Wells Fargo California Tax-Free Fund  |  51

Board considerations (unaudited)
mutual funds in the performance Universe. Where applicable, the Board received information concerning, and discussed factors contributing to, underperformance of Funds relative to the Universe and benchmark for any underperformance periods.
In connection with the 2021 Annual Approval Process, the Board also received and considered information regarding each Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year.
In connection with the New Agreement Approval Process, the Board received a commitment that WFAM will maintain fee and expense commitments for at least two years after the closing. The Board took into account each Fund’s investment performance and expense information among the factors considered in deciding to approve the New Agreements.
Investment management and sub-advisory fee rates
In connection with the 2021 Annual Approval Process, the Board reviewed and considered the contractual fee rates payable by each Fund to Funds Management under the Current Management Agreement, as well as the contractual fee rates payable by each Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to each of the Sub-Advisers under the Current Sub-Advisory Agreements for investment sub-advisory services (the “Sub-Advisory Fee Rates”).
Among other information reviewed by the Board in connection with the 2021 Annual Approval Process, was a comparison of each Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups.
In connection with the 2021 Annual Approval Process, the Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the Sub-Advisory Fee Rates. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Advisers, and about Funds Management’s on-going oversight services. With respect to C&B, the Board also considered this amount in comparison to the median amount retained by advisers to funds in a sub-advised expense universe that was determined by Broadridge to be similar to the Specialized Technology Fund. In this regard, the Board noted the small size of the sub-advised expense universe. The Board also considered that the sub-advisory fees paid to C&B had been negotiated by Funds Management on an arm’s length basis. Given the affiliation between Funds Management and Wells Capital, the Board ascribed limited relevance to the allocation of fees between them.
In connection with the 2021 Annual Approval Process, the Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Advisers to other types of clients, if any, with investment strategies similar to those of each Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.
In connection with the New Agreement Approval Process, the Board noted the assurances received by it that there would be no increases to any of the Management Rates or the Sub-Advisory Fee Rates as a result of the Transaction. The Board also considered that the New Agreements do not change the computation method for calculating such fees, and there is no present intention to reduce expense waiver and reimbursement arrangements that are currently in effect. Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the New Management Agreement and to each of the Sub-Advisers under the New Sub-Advisory Agreements was reasonable.
Profitability
In connection with the 2021 Annual Approval Process, the Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo from providing services to the fund family as a whole. The Board noted that Wells Capital’s profitability information with respect to providing services to each Fund Wells Capital

52  |  Wells Fargo California Tax-Free Fund

Board considerations (unaudited)
sub-advises and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis. The Board did not consider profitability with respect to C&B, as the sub-advisory fees paid to C&B had been negotiated by Funds Management on an arm’s-length basis.
Funds Management reported on the methodologies and estimates used in calculating profitability in connection with the 2021 Annual Approval Process, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.
In connection with the New Agreement Approval Process, the Board received certain information about NewCo’s projected financial condition, and reviewed with senior representatives of Funds Management, GTCR and Reverence Capital the underlying assumptions on which such information was based. The Board considered that NewCo is a newly formed entity, with no historical operations, revenues or expenses, and that it is difficult to predict with any degree of certainty the future profitability of NewCo and the Advisers from advisory activities under the New Agreements. The Board considered that the fee rates payable under the New Agreements will not increase as a result of the Transaction as compared to the rates under the Current Agreements, and that the current contractual expense limitations applicable to each Fund will not increase. The Board noted that if the New Agreements are approved by shareholders and the Transaction closes, the Board will have the opportunity in the future to review the profitability of NewCo and the Advisers from advisory activities under the New Agreements.
Economies of scale
In connection with the 2021 Annual Approval Process, the Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Funds, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted the existence of breakpoints in each Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that, in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
In connection with the New Agreement Approval Process, the Board noted that NewCo and the Advisers may benefit from possible growth of the Funds resulting from enhanced distribution capabilities. However, the Board noted that other factors could also affect the potential for economies of scale, and that it was not possible to quantify any potential future economies of scale. Based upon the information furnished to the Board in connection with the 2021 Annual Approval Process and the New Agreement Approval Process, the Board concluded that Funds Management’s arrangements with respect to each Fund, including contractual breakpoints and expense limitation arrangements, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.
“Fall-out” benefits to Funds Management and the Sub-Advisers
In connection with the 2021 Annual Approval Process, the Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including Wells Capital, and C&B as a result of their relationships with the Funds. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Funds and benefits potentially derived from an increase in Funds Management’s and the Sub-Advisers’ business as a result of their relationships with the Funds. The Board noted that various current affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.
In connection with the 2021 Annual Approval Process, the Board also reviewed information about soft dollar credits earned and utilized by the Sub-Advisers, fees earned by Funds Management and Wells Capital from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker of Wells Fargo from portfolio transactions.
In connection with the New Agreement Approval Process, the Board received information to the effect that the Transaction is not expected to have a material impact on the fall-out benefits currently realized by Funds Management and its affiliates, including Wells Capital, and C&B. The information reviewed by the Board also noted that several of the ancillary benefits identified for WFAM would be potential ancillary benefits for NewCo, including that the scale and reputation of the Funds might benefit NewCo’s broader reputation, product initiatives, technology investment and talent acquisition. Based on its consideration of the

Wells Fargo California Tax-Free Fund  |  53

Board considerations (unaudited)
factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits expected to be received by Funds Management and its affiliates, including NewCo and Wells Capital, and C&B under the New Agreements were unreasonable.
Conclusion
At the Board Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Funds Management and to each of the Sub-Advisers under the New Agreements is reasonable, approved the New Agreements for a two-year term, and voted to recommend that Fund shareholders approve the New Agreements.

54  |  Wells Fargo California Tax-Free Fund

Board considerations (unaudited)
Board Considerations - Interim Agreements
At a meeting held on May 17-19, 2021 (the “Board Meeting”), the Boards of Trustees (each, a “Board”, and collectively, the “Boards”) of Wells Fargo Funds Trust, Wells Fargo Master Trust, Wells Fargo Variable Trust, Wells Fargo Global Dividend Opportunity Fund, Wells Fargo Income Opportunities Fund, Wells Fargo Multi-Sector Income Fund and Wells Fargo Utilities and High Income Fund (each a “Trust”, and the series thereof, a “Fund”) reviewed and approved for the Trusts and Funds, as applicable: (i) interim investment management agreements (the “Interim Management Agreements”) with Wells Fargo Funds Management, LLC (“Funds Management”); (ii) interim investment advisory agreements (the “Interim Advisory Agreements”) with Funds Management; and (iii) interim sub-advisory agreements (the “Interim Sub-Advisory Agreements”) with each of Cooke & Bieler, L.P., Galliard Capital Management, LLC (“Galliard”), Peregrine Capital Management Inc., Wells Capital Management, LLC (“WellsCap”), and Wells Fargo Asset Management (International) Limited (“WFAMI”, and collectively, the “Sub-Advisers”). Each Trustee on the Board is not an “interested person” (as defined in the Investment Company Act of 1940 (the “1940 Act”) of the Funds (collectively, the “Independent Trustees”). The Interim Management Agreements, Interim Advisory Agreements, and Interim Sub-Advisory Agreements are collectively referred to as the “Interim Advisory Agreements.”
At the Board Meeting, the Boards reviewed and approved the continuation of existing investment management, advisory and sub-advisory agreements (the “Current Advisory Agreements”) for each Trust and Fund, as applicable. The factors considered and conclusions reached by the Boards in approving the Current Advisory Agreements are summarized in the section entitled “Board Considerations – Current Agreements” of this shareholder report. The Boards noted that Wells Fargo & Company has entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”), which includes Funds Management, Galliard, WellsCap and WFAMI (the “Affiliated Sub-Advisers”), to a holding company affiliated with private funds of GTCR LLC and Reverence Capital Partners, L.P. (the “Transaction”). The Boards further noted that the Transaction would result in a change-of-control of Funds Management and the Affiliated Sub-Advisers, which would be considered to be an “assignment” under the 1940 Act that would terminate the Current Advisory Agreements. At the Board Meeting, the Boards also reviewed and approved new investment management, advisory and sub-advisory agreements (the “New Advisory Agreements”) for each Trust and Fund, as applicable, that would replace the Current Advisory Agreements upon consummation of the Transaction, subject to approval of the New Advisory Agreements by the applicable Trust’s or Fund’s shareholders. The factors considered and conclusions reached by the Boards in approving the New Advisory Agreements are summarized in the section entitled “Board Considerations – New Agreements” of this shareholder report.
At the Board Meeting, the Boards also approved the Interim Advisory Agreements, which will go into effect for a Trust or Fund only in the event that shareholders of such Trust or Fund do not approve the New Advisory Agreement(s) for the Trust or Fund by the closing date of the Transaction, when the Current Advisory Agreements will terminate. The Board noted that, in such a circumstance, the Interim Advisory Agreements will permit continuity of management by allowing Funds Management and the Sub-Advisers to continue providing services to the Trust or Fund pursuant to the Interim Advisory Agreements while the Trust or Fund continues to solicit shareholder approval of such New Advisory Agreement(s). The Boards noted that the terms of the Interim Advisory Agreements are identical to those of the Current Advisory Agreements, except for the term and the addition of escrow provisions with respect to the advisory fees. The Boards also noted that the entities that would service the Funds and Trusts under the Interim Advisory Agreements are identical to those that provide services under the Current Advisory Agreements and those that will provide services under the New Advisory Agreements.
In approving the Interim Advisory Agreements, the Boards considered the same factors and reached the same conclusions as they considered and reached with respect to the Boards’ approvals of the Current Advisory Agreements and New Advisory Agreements, as applicable, which are described in separate Board Consideration sections within this shareholder report. Prior to the Board Meeting, including at a series of meetings held in April and May 2021, the Trustees conferred extensively among themselves and with senior representatives of Funds Management, GTCR LLC and Reverence Capital Partners, L.P. about the Interim Advisory Agreements and related matters. The Independent Trustees were assisted in their evaluation of the Interim Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
At the Board Meeting, after considering the factors and reaching the conclusions described in the separate Board Consideration sections within this shareholder report, the Boards unanimously determined that the compensation payable to Funds Management and to each Sub-Adviser under each of the Interim Advisory Agreements was reasonable, and approved the Interim Advisory Agreements.

Wells Fargo California Tax-Free Fund  |  55

For more information
More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Wells Fargo Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: wfam.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-866-765-0778
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund's website at wfam.com. Read the prospectus carefully before you invest or send money.
Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management, LLC and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE
© 2021 Wells Fargo & Company. All rights reserved.
PAR-0721-00674 08-21
A249/AR249 06-21

Annual Report
June 30, 2021
Wells Fargo
High Yield Municipal Bond Fund

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The views expressed and any forward-looking statements are as of June 30, 2021, unless otherwise noted, and are those of the Fund's portfolio managers and/or Wells Fargo Asset Management. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.
 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE

Wells Fargo High Yield Municipal Bond Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Wells Fargo Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Wells Fargo High Yield Municipal Bond Fund for the 12-month period that ended June 30, 2021. Despite the continued challenges presented by the spread of COVID-19 cases and the business restrictions implemented throughout much of the world, global stocks showed robust returns, supported by global stimulus programs, a rapid vaccination rollout, and recovering consumer and corporate sentiment. Bond markets mostly produced positive returns, as investors searched for yield and diversification during difficult market stretches.
For the 12-month period, equities had robust returns, as policymakers continued to fight the effects of COVID-19. Emerging market stocks led both non-U.S. developed market equities and U.S. stocks. Gains by fixed-income securities were varied, though mostly positive. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 40.79%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 35.72%, while the MSCI EM Index (Net),3 had stronger performance with a 40.90% gain. Among bond indexes, the Bloomberg Barclays U.S. Aggregate Bond Index,4 returned -0.33%, the Bloomberg Barclays Global Aggregate ex-USD Index (unhedged),5 gained 4.60%, the Bloomberg Barclays Municipal Bond Index,6 returned 4.17%, and the ICE BofA U.S. High Yield Index,7 returned 15.62%.
Efforts to contain COVID-19 drove market performance.
July was broadly positive for equities and fixed income. However, economic data and a resurgence of COVID-19 cases underscored the urgent need to regain control of the pandemic. Second-quarter gross domestic product (GDP) shrank from the previous quarter by 9.5% and 12.1% in the U.S. and the eurozone, respectively. In contrast, China’s second-quarter GDP grew 3.2% year over year. The U.S. economy added 1.8 million jobs in July, but a double-digit jobless rate persisted.
The stock market continued to rally in August despite concerns over rising numbers of U.S. and European COVID-19 cases as well as the expiration of the $600 weekly bonus unemployment benefit in July. Relatively strong second-quarter earnings boosted investor sentiment along with the U.S. Federal Reserve (Fed) Board’s announcement of a monetary policy shift expected to support longer-term low interest rates. U.S. manufacturing and services activity indexes beat expectations while the U.S. housing market maintained strength. In Europe, retail sales expanded and consumer confidence was steady. China’s economy continued to expand.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]	The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[4]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]	The Bloomberg Barclays Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2021. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo High Yield Municipal Bond Fund

Letter to shareholders (unaudited)
Stocks grew more volatile in September on mixed economic data. U.S. economic activity continued to grow. However, U.S. unemployment remained elevated at 7.9% in September. With the U.S. Congress delaying further fiscal relief and uncertainties surrounding a possible vaccine, doubts crept back into the financial markets. In the U.K., a lack of progress in Brexit talks weighed on markets. China’s economy picked up steam, fueled by increased global demand.
In October, capital markets stepped back from their six-month rally. Market volatility rose in advance of the U.S. election and amid a global increase in COVID-19 infections. Europe introduced tighter restrictions affecting economic activity. U.S. markets looked favorably at the prospect of Democratic control of the federal purse strings, which could lead to additional fiscal stimulus and a boost to economic activity. Meanwhile, China reported 4.9% third-quarter GDP growth.
Global stocks rallied in November, propelled by optimism over three promising COVID-19 vaccines. Reversing recent trends, value stocks outperformed growth stocks and cyclical stocks outpaced information technology (IT) stocks. However, U.S. unemployment remained elevated, with a net job loss of 10 million since February. The eurozone services Purchasing Managers' Index, a monthly survey of purchasing managers, contracted sharply while the region’s manufacturing activity grew. The U.S. election results added to the upbeat mood as investors anticipated more consistent policies in the new administration.
Financial markets ended the year with strength on high expectations for a rapid rollout of the COVID-19 vaccines, the successful passage of a $900 billion stimulus package, and rising expectations of additional economic support from a Democratic-led Congress. U.S. economic data were mixed with still-elevated unemployment and weak retail sales but growth in manufacturing output. In contrast, China’s economic expansion continued in both manufacturing and nonmanufacturing. U.S. COVID-19 infection rates continued to rise even as new state and local lockdown measures were implemented.
The year 2021 began with emerging market stocks leading all major asset classes in January, driven by China’s strong economic growth and a broad recovery in corporate earnings, which propelled China’s stock market higher. In the United States, positive news on vaccine trials and January expansion in both the manufacturing and services sectors was offset by a weak December monthly jobs report. This was compounded by technical factors as some hedge funds were forced to sell stocks to protect themselves against a well-publicized short squeeze coordinated by a group of retail investors. Eurozone sentiment and economic growth were particularly weak, reflecting the impact of a new lockdown with stricter social distancing along with a slow vaccine rollout.
February saw major domestic equity indexes driven higher on the hope of a new stimulus bill, improving COVID-19 vaccination numbers, and the gradual reopening of the economy. Most S&P 500 companies reported better-than-expected earnings, with positive surprises coming from the financials, IT, health care, and materials sectors. Japan saw its economy strengthen as a result of strong export numbers. Meanwhile, crude oil prices continued their climb, rising more than 25% for the year. Domestic government bonds experienced a sharp sell-off in late February as markets priced in a more robust economic recovery and higher future growth and inflation expectations.
The passage of the massive domestic stimulus bill highlighted March activity, leading to increased forecasts for U.S. growth in 2021. Domestic employment surged as COVID-19 vaccinations and an increasingly open economy spurred hiring. A majority of U.S. small companies reported they were operating at pre-pandemic capacity or higher. Value stocks continued its outperformance of growth stocks in the month, continuing the trend that started in late 2020. Meanwhile, most major developed global equity indexes were up month to date on the back of rising optimism regarding the outlook for global growth. While the U.S. and U.K. had been most successful in terms of the vaccine rollout, even in markets where the vaccine lagged, such as in the eurozone and Japan, equity indexes in many of those countries had also been in positive territory for the year.
“The passage of the massive domestic stimulus bill highlighted March activity, leading to increased forecasts for U.S. growth in 2021.”

Wells Fargo High Yield Municipal Bond Fund  |  3

Letter to shareholders (unaudited)
Equity markets produced another strong showing in April. Domestically, the continued reopening of the economy had a strong impact on positive equity performance, as people started leaving their households and jobless claims continued to fall. Domestic corporate bonds performed well and the U.S. dollar weakened. Meanwhile, the U.S. government continued to seek to invest in the recovery, this time by outlining a package of over $2 trillion to improve infrastructure. The primary headwind in April was inflation, as investors tried to determine the breadth and longevity of recent price increases. Developed Europe has been supported by a meaningful increase in the pace of vaccinations. Unfortunately many emerging market countries have not been as successful. India in particular has seen COVID-19 cases surge, serving as an example of the need to get vaccinations rolled out to less developed nations.
Vaccine rollouts continued in May, leading to loosened restrictions globally. As a result, equity markets in general saw a minor increase in returns. Concerns that the continued economic rebound could result in inflation increases becoming more than transitory were supported by the higher input costs businesses were experiencing. Meanwhile, those inflation concerns were tempered by the Fed, which stayed steady on its view of the economy and eased fears of a sudden and substantial policy change. Positive performance in the emerging market equity space was supported this month by steady consumer demand and strong commodity prices. Fixed-income markets were also slightly positive for the month, driven by inflation uncertainty and a softer U.S. dollar.
June witnessed the S&P 500 Index reach a new all-time high. 2021 economic growth and inflation forecasts were revised higher to reflect a strong economic recovery and some supply and demand imbalances. Late June saw a deal reached on a U.S. infrastructure package of approximately $1 trillion for road, bridge, and broadband network upgrades over the next eight years. The Fed’s June meeting yielded no change to policy, but its projections pointed to a possible interest rate rise in 2023. This, combined with a rebound in economic activity and investors searching for yield, led to U.S. Treasury yields being down for the month. Many European and Asian countries saw vaccination momentum increase, while the U.K. dealt with a rise in COVID-19 infections, specifically the Delta variant. Meanwhile, crude oil jumped over 10% in June on the back of the pickup in global economic activity and the Organization of the Petroleum Exporting Countries’ slow pace of supply growth.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Wells Fargo Funds
“ 2021 economic growth and inflation forecasts were revised higher to reflect a strong economic recovery and some supply and demand imbalances.”

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

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Performance highlights (unaudited)
Investment objective	The Fund seeks high current income exempt from federal income tax, and capital appreciation.
Manager	Wells Fargo Funds Management, LLC
Subadviser	Wells Capital Management, LLC
Portfolio managers	Dennis Derby, Terry J. Goode, Kerry Laurin*

Average annual total returns (%) as of June 30, 2021
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	Since inception	1 year	5 year	Since inception	Gross	Net [2]
Class A (WHYMX)	1-31-2013	6.00	3.52	4.78	10.98	4.47	5.35	1.11	0.80
Class C (WHYCX)	1-31-2013	9.14	3.69	4.57	10.14	3.69	4.57	1.86	1.55
Class R6 (EKHRX)[3]	7-31-2018	–	–	–	11.28	4.75	5.63	0.73	0.50
Administrator Class (WHYDX)	1-31-2013	–	–	–	11.10	4.56	5.46	1.05	0.70
Institutional Class (WHYIX)	1-31-2013	–	–	–	11.15	4.71	5.60	0.78	0.55
High Yield Municipal Bond Blended Index[4]	–	–	–	–	10.17	5.03	4.78	–	–
Bloomberg Barclays Municipal Bond Index[5]	–	–	–	–	4.17	3.25	3.53	–	–
Bloomberg Barclays High Yield Municipal Bond Index[6]	–	–	–	–	14.34	6.19	5.58	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 4.50%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period.Class R6, Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through October 31, 2021, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.80% for Class A, 1.55% for Class C, 0.50% for Class R6, 0.70% for Administrator Class, and 0.55% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not be included, returns for the Class R6 shares would be higher.
[4]	Source: Wells Fargo Funds Management LLC. The High Yield Municipal Bond Blended Index is composed 60% of the Bloomberg Barclays High Yield Municipal Bond Index and 40% of the Bloomberg Barclays Municipal Bond Index. You cannot invest directly in an index.
[5]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[6]	The Bloomberg Barclays High Yield Municipal Bond Index measures the non-investment-grade and nonrated U.S. dollar–denominated, fixed-rate, tax-exempt bond market within the 50 United States and four other qualifying regions (Washington, D.C.; Puerto Rico; Guam; and the Virgin Islands). The index allows state and local general obligation, revenue, insured, and prefunded bonds; however, historically the index has been composed of mostly revenue bonds. You cannot invest directly in an index.

*	Ms. Laurin became a portfolio manager of the Fund on September 1, 2020.

6  |  Wells Fargo High Yield Municipal Bond Fund

Performance highlights (unaudited)
Growth of $10,000 investment as of June 30, 20211
[1]	The chart compares the performance of Class A shares since inception with the High Yield Municipal Bond Blended Index, Bloomberg Barclays Municipal Bond Index and Bloomberg Barclays High Yield Municipal Bond Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.
Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. High-yield securities have a greater risk of default and tend to be more volatile than higher-rated debt securities. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to municipal securities risk. Consult the Fund's prospectus for additional information on these and other risks. A portion of the Fund’s income may be subject to federal, state, and/or local income taxes or the Alternative Minimum Tax (AMT). Any capital gains distributions may be taxable.

Wells Fargo High Yield Municipal Bond Fund  |  7

Performance highlights (unaudited)
MANAGER'S DISCUSSION
Fund highlights
■	The Fund (Class A, excluding sales charges) outperformed its benchmarks, the High Yield Municipal Bond Blended Index and the Bloomberg Barclays Municipal Bond Index for the year that ended June 30, 2021. The Fund underperformed the Bloomberg Barclays High Yield Municipal Bond Index for the same period.
■	Quality allocation and security selection were the largest contributors to performance, followed by sector allocation.
■	Duration was the largest detractor from relative performance. Yield-curve positioning did offset some of the negative performance due to duration positioning with an overweight to the better-performing maturity segments
The COVID-19 pandemic and the associated recovery efforts were the dominant market influence over the 12-month period.
The state of the pandemic in the U.S. deteriorated in the fall of 2020 with average daily confirmed cases of COVID-19 exceeding 250,000 late in the year. Hospitalizations and deaths from the virus also reached their highest points of the pandemic in the fall before it was announced that several promising vaccines would soon become available. The rollout of the vaccination effort continues, but as of the 12-month period that ended June 30, 2021, more than 50% of the U.S. population has received at least one dose of a vaccine. This brought new daily confirmed cases down to less than 12,000 by late June and has broadly allowed economies around the country to reopen and for economic activity to accelerate.
The U.S. economy has also staged a significant recovery from the depths of the recession and pandemic. Unemployment, which reached a multi-generational high level of over 14% in the spring of 2020, has fallen throughout the period to below 6%. The pace of the employment recovery has slowed materially in 2021 and the recovery has been uneven, upending employment progress made by several demographic groups over the past decade. Enhanced unemployment benefits, a portion of the massive fiscal stimulus injected into the economy over the past year, began to expire in many states near the end of the reporting period. Close attention will be paid to how employment progress evolves as these benefits expire. U.S. gross domestic product, after seeing the sharpest drop and largest increase on record in the postwar era in the second and third quarters of 2020, has continued to recover. The first-quarter 2021 reading came in at a very strong 6.4%. The increase in growth has led to expectations for higher inflation. The U.S. Federal Reserve (Fed) Board formally adopted a policy of allowing inflation to average 2% over “a period of time.” Inflation readings in 2021 have risen, though Fed officials continue to suggest that they perceive this inflation as transitory. They see the supply chain bottlenecks and employment market distortions brought on by the pandemic abating, which they believe will allow inflation to fall back toward their 2% target over the next few years.
Credit quality as of June 30, 2021[1]
[1]	The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/ or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the Fund’s portfolio with the ratings depicted in the chart are calculated based on the market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of the three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.
U.S. Treasury yields rose throughout the period, with the yield on the 10-year Treasury ending the period 79 basis points (bps; 100 bps equal 1.00%) higher than it started. The impact of rising Treasury yields affecting most sectors of fixed income in the first quarter of 2021, with corporate bonds seeing their worst start to a year since 1980. Municipal yields, by contrast, fell over the last 12-month period. The yield to worst for the Bloomberg Barclays Municipal Bond Index dropped nearly 50 bps since the end of June 2020. Inflows into municipal bond mutual funds and exchange-traded funds (ETFs) were positive for 57 out of the past 58 weeks, and flows through June 2021 alone would make this

8  |  Wells Fargo High Yield Municipal Bond Fund

Performance highlights (unaudited)
year the third-highest year of inflows for the asset class on record. This strong technical support has brought municipal-to-Treasury yield ratios to record lows and broadly lifted bond prices across the municipal bond market. Issuance for lower investment-grade rated issues and high yield municipal bond issues were met with significant demand, bringing yields down further. Fundamentals in the municipal market have been strongly supported by the huge amounts of fiscal stimulus injected into the economy by the federal government. More than $5 trillion in stimulus was approved and began being distributed during the period. Municipal bond issuers benefited from hundreds of billions of dollars in stimulus, which helped shore up fundamentals weakened by the pandemic and recession.
The municipal yield curve began and ended the period with the same steepness from 1-year to 30-year maturities, but short-intermediate municipal rates increased in the 4-year to 12-year maturity segments while all other maturity segments decreased. Short-maturity yields, driven by the Fed, could stay reasonably anchored with the Fed signaling no rate increase likely until 2023. The growth and inflationary impacts of massive stimulus are less known but have a greater influence on the long end of the curve. Longer yields may see more volatility as tapering discussions increase toward the latter half of 2021, the recovery from the pandemic continues, and the economy recovers fitfully.
Effective maturity distribution as of June 30, 2021[1]
[1]	Figures represent the percentage of the Fund's long-term investments. These amounts are subject to change and may have changed since the date specified.
A variety of factors affected the Fund’s relative performance.
We were overweight non-rated debt and BBB-rated debt and underweight A-rated debt, AA-rated debt, and AAA-rated debt. Spreads tightened throughout the period for lower-rated investment-grade bonds. Controlling for duration and curve effects, our overweight to lower-quality credits was a contributor.
High-yield municipals outperformed for the period while higher-rated municipals lagged the index, with A-rated and higher yields hovering near all-time lows. Positive fund flows continued to prompt investors to seek out the higher income offered by BBB-rated and non-rated municipals, which have outperformed. We anticipate investment-grade municipal defaults will remain rare, but we believe that investors should continue to focus on security selection, especially within the lower-rated and non-rated sectors, since this market segment could be more susceptible to downturns in sentiment or a return to net outflows.
We were neutral weight general obligation (GO) bonds and underweight revenue bonds. Controlling for duration, curve, and quality allocation effects, contributors included overweights to the hospital (including senior living) and education (including charter schools) sectors and the State of Illinois as well as an underweight to state GOs. Detractors included underweights to the industrial development revenue/pollution control revenue (including tobacco settlement bonds) and Puerto Rico. Security selection was very strong in the resource recovery, transportation, and hospital sectors. Federal stimulus support has been robust and supportive of many municipal sectors, so we expect these sectors to continue to perform well. Risks remain elevated in senior living and project finance sectors, with both those sectors having the most defaults over the period.
Being underweight debt subject to the alternative minimum tax detracted from performance. An overweight to zero coupons contributed to performance, but security selection in that coupon segment was not strong.
The outlook remains favorable for active bond management, in our view.
The outlook for bond selection remains favorable. Increased dispersion within rating tiers and sectors offers the opportunity for differentiation among credits. As the period ended, primary market opportunities were more favorable than secondary market trading opportunities due to rich valuations relative to U.S. Treasuries and tight credit spreads.

Wells Fargo High Yield Municipal Bond Fund  |  9

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from January 1, 2021 to June 30, 2021.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 1-1-2021	Ending account value 6-30-2021	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,045.81	$4.06	0.80%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.83	$4.01	0.80%
Class C
Actual	$1,000.00	$1,040.96	$7.84	1.55%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.11	$7.75	1.55%
Class R6
Actual	$1,000.00	$1,046.12	$2.54	0.50%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.32	$2.51	0.50%
Administrator Class
Actual	$1,000.00	$1,045.42	$3.50	0.69%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.37	$3.46	0.69%
Institutional Class
Actual	$1,000.00	$1,046.15	$2.79	0.55%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.07	$2.76	0.55%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10  |  Wells Fargo High Yield Municipal Bond Fund

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Municipal obligations: 97.76%
Alabama: 0.74%
Water & sewer revenue: 0.74%
Jefferson County AL Warrants CAB Senior Lien Series B (AGM Insured) ¤	0.00%	10-1-2027	$ 920,000	$ 743,774
Alaska: 0.45%
Tobacco revenue: 0.45%
Northern Alaska Tobacco Securitization Corporation Settlement CAB Asset-Backed Bonds Senior Class ¤%%	0.00	6-1-2066	2,000,000	451,208
Arizona: 4.02%
Education revenue: 1.46%
Florence AZ IDA Legacy Traditional School Project Queen Creek & Casa Grande Campuses	5.00	7-1-2023	110,000	114,152
Phoenix AZ IDA Legacy Traditional Schools Project Series A 144A	6.50	7-1-2034	500,000	581,001
Pima County AZ IDA Desert Heights Charter School Facility Refunding Bond	6.00	5-1-2024	250,000	267,133
Pima County AZ IDA New Plan Learning Project Series A	8.13	7-1-2041	495,000	497,271
				1,459,557
Health revenue: 2.56%
Maricopa County AZ IDA Senior Living Facility Series 2016 144A	6.00	1-1-2048	1,000,000	1,036,376
Tempe AZ IDA Mirabella at ASU Incorporated Project Series A 144A	6.13	10-1-2052	1,400,000	1,534,552
				2,570,928
				4,030,485
California: 6.25%
Airport revenue: 1.09%
Los Angeles CA Department of Airports AMT Los Angeles International Airport Subordinate Bond Series F	4.00	5-15-2049	950,000	1,090,347
Education revenue: 0.56%
California Infrastructure And Economic Development Bank Senior WFCS Portfolio Projects Series A1 144A	5.00	1-1-2056	250,000	289,711
California Municipal Finance Authority Charter School Albert Einstein Academies Project Series A	7.13	8-1-2043	250,000	276,898
				566,609
Health revenue: 0.58%
California PFA Living Enso Village Project Refunding Bond Series A 144A	5.00	11-15-2046	500,000	578,882
Housing revenue: 1.09%
California Community Housing Agency Essential Housing Revenue Creekwood Series A 144A	4.00	2-1-2056	500,000	542,755
CSCDA Community Improvement Authority Mezzanine Pasadena Portfolio 144A	4.00	12-1-2056	500,000	545,362
				1,088,117
The accompanying notes are an integral part of these financial statements.

Wells Fargo High Yield Municipal Bond Fund  |  11

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Miscellaneous revenue: 1.65%
Compton CA PFA Refunding Bond 144A	4.00%	9-1-2027	$1,000,000	$ 1,073,097
Independent Cities California Finance Authority Sales Tax Revenue (AGM Insured) 144A	4.00	6-1-2051	500,000	579,416
				1,652,513
Tax revenue: 0.79%
San Francisco CA City & County RDA CAB Mission Bay South Redevelopment Project Subordinate Bond Series D 144A¤	0.00	8-1-2026	1,000,000	789,671
Tobacco revenue: 0.49%
Northern California Tobacco Securitization Authority Tobacco Settlement Revenue CAB Refunding Asset ¤	0.00	6-1-2060	2,000,000	496,192
				6,262,331
Colorado: 10.50%
GO revenue: 8.91%
Aurora CO Cornerstar Metropolitan District Refunding Bond Series A	5.25	12-1-2047	1,000,000	1,056,183
Colorado Big Dry Creek Metropolitan District Improvement & Refunding Bonds Limited Tax Series A	5.75	12-1-2047	1,000,000	1,063,777
Colorado Clear Creek Transit Metropolitan District #2 Series A	5.00	12-1-2050	1,000,000	1,099,275
Colorado Cottonwood Highlands Metropolitan District #1 Limited Tax Series A	5.00	12-1-2049	900,000	970,214
Colorado Whispering Pines Metropolitan District #1 Series A	5.00	12-1-2047	966,000	1,018,642
Denver CO International Business Center Metropolitan District #1 Series B	6.00	12-1-2048	1,145,000	1,245,305
Eaton CO Area Park & Recreation District	5.00	12-1-2023	810,000	864,985
Eaton CO Area Park & Recreation District	5.50	12-1-2030	475,000	509,892
Great Western CO Metropolitan District #5 Refunding Bond	4.75	12-1-2050	1,000,000	1,093,282
				8,921,555
Tax revenue: 1.05%
Pueblo CO Urban Renewal Authority Regional Tourism Act Project	5.00	6-1-2036	1,000,000	1,056,239
Transportation revenue: 0.54%
Colorado High Performance Transportation Enterprise U.S. 36 & I-25 Managed Lanes	5.75	1-1-2044	500,000	538,793
				10,516,587
Connecticut: 0.63%
GO revenue: 0.63%
Hartford CT Series A	4.00	4-1-2032	325,000	340,507
Hartford CT Series A	5.00	4-1-2024	105,000	113,664
Hartford CT Series B	5.00	4-1-2033	50,000	53,708
Hartford CT Unrefunded Bond Series A	5.00	4-1-2029	45,000	46,470
Hartford CT Unrefunded Bond Series A	5.00	4-1-2030	70,000	72,255
				626,604
The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo High Yield Municipal Bond Fund

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Delaware: 1.13%
Education revenue: 1.13%
Delaware EDA Odyssey Charter School Incorporated Project Series A 144A	7.00%	9-1-2045	$1,000,000	$ 1,128,119
District of Columbia: 0.45%
Tobacco revenue: 0.45%
District of Columbia Tobacco Settlement Financing Corporation	6.75	5-15-2040	435,000	448,641
Florida: 4.44%
Education revenue: 4.19%
Florida Capital Trust Agency Educational Facilities Pineapple Cove Classical Academy Incorporated Project Series A 144A	5.13	7-1-2039	2,000,000	2,277,690
Florida Development Finance Corporation Educational Facilities Renaissance Charter School Project Series A	8.50	6-15-2044	250,000	278,976
Florida Development Finance Corporation Global Outreach Charter Project 144A	4.00	6-30-2056	500,000	533,610
Miami-Dade County FL IDA Youth Co-Op Charter Schools Project Series A 144A	6.00	9-15-2045	1,000,000	1,102,804
				4,193,080
Health revenue: 0.25%
Holmes County FL Hospital Corporation Doctors Memorial Hospital Project	6.00	11-1-2038	250,000	250,059
				4,443,139
Georgia: 3.11%
Housing revenue: 0.88%
Cobb County GA Development Authority Student Housing Kennesaw State University Foundation Project Refunding Bond Series C	5.00	7-15-2028	800,000	884,053
Industrial development revenue: 1.20%
George L Smith II Georgia World Congress Center Authority Convention Center Hotel Series B 144A	5.00	1-1-2054	1,000,000	1,198,286
Transportation revenue: 1.03%
Georgia Road & Tollway Authority CCAB I-75 South Expressway Lanes Project Series B 144Aøø	0.00	6-1-2049	1,000,000	1,035,133
				3,117,472
Guam: 0.29%
Tax revenue: 0.29%
Guam Government Privilege Business Tax Revenue Refunding Bond Series F %%	4.00	1-1-2036	250,000	290,092
Idaho: 0.26%
Education revenue: 0.26%
Idaho Housing & Finance Association Legacy Public Charter School Incorporated Project Series A	6.25	5-1-2043	250,000	264,768
The accompanying notes are an integral part of these financial statements.

Wells Fargo High Yield Municipal Bond Fund  |  13

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Illinois: 14.05%
Education revenue: 1.44%
Illinois Finance Authority Charter School Aid Intrinsic Schools Belmont School Project Series A 144A	5.25%	12-1-2025	$ 800,000	$ 864,732
Illinois Finance Authority Charter Schools Improvement & Refunding Bonds Series A	6.88	10-1-2031	575,000	582,619
				1,447,351
GO revenue: 7.61%
Chicago IL Board of Education CAB School Reform Series A (NPFGC Insured) ¤	0.00	12-1-2025	500,000	475,469
Chicago IL Neighborhoods Alive 21 Program Series B	5.50	1-1-2032	700,000	804,868
Chicago IL Series A	5.00	1-1-2033	310,000	315,425
Chicago IL Series A	6.00	1-1-2038	1,500,000	1,882,065
Cook County IL School District #144 Prairie Hills CAB Refunding Bond Series C (AGM Insured) ¤	0.00	12-1-2025	730,000	686,615
Illinois	5.00	3-1-2033	1,000,000	1,031,144
Lake County IL Community Unit School District #187 North Chicago CAB Series A (AGM Insured) ¤	0.00	1-1-2023	590,000	580,311
Will County IL Community High School CAB Refunding Bond Series B (BAM Insured) ¤	0.00	1-1-2033	1,000,000	755,801
Will County IL Community High School Refunding Bond Series A (BAM Insured)	3.25	1-1-2030	450,000	461,872
Will County IL Lincoln-Way Community High School District #210 CAB Refunding Bond Series B (BAM Insured) ¤	0.00	1-1-2027	685,000	624,909
				7,618,479
Miscellaneous revenue: 2.43%
Chicago IL Certificate of Participation River Point Plaza Redevelopment Project Series A 144A	4.84	4-15-2028	1,639,000	1,701,405
Illinois Finance Authority Educational Facility Senior Rogers Park Montessori School	6.00	2-1-2034	680,000	734,849
				2,436,254
Tax revenue: 2.57%
Hillside IL Tax Increment Refunding Bond	5.00	1-1-2030	1,345,000	1,499,146
Illinois Sports Facilities Authority State Tax Supported CAB (Ambac Insured) ¤	0.00	6-15-2025	1,140,000	1,072,477
				2,571,623
				14,073,707
Kansas: 2.51%
Health revenue: 1.06%
Kansas State Development Finance Authority Revenue Bond Series A	5.25	11-15-2033	1,000,000	1,062,791
The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo High Yield Municipal Bond Fund

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Tax revenue: 1.45%
Wyandotte County & Kansas City KS Special Obligation Improvement & Refunding Bonds Plaza Redevelopment Project	4.00%	12-1-2028	$ 485,000	$ 494,764
Wyandotte County & Kansas City KS Special Obligation Vacation Village Project Area 4 Major Multi-Sport Athletic Complex Project CAB Series 2015 144A¤	0.00	9-1-2034	2,895,000	952,201
				1,446,965
				2,509,756
Kentucky: 1.03%
Health revenue: 1.03%
Kentucky EDFA Rosedale Green Project Refunding Bond	5.50	11-15-2035	1,000,000	1,036,802
Maryland: 1.73%
Education revenue: 1.15%
Prince George's County MD Chesapeake Lighthouse Charter School Project Series 2016-A 144A	6.90	8-1-2041	1,000,000	1,152,830
Miscellaneous revenue: 0.58%
Maryland Economic Development Corporation Special Obligation Covington Project	4.00	9-1-2050	500,000	576,342
				1,729,172
Michigan: 5.42%
Education revenue: 0.45%
Michigan Finance Authority Limited Obligation Refunding Bond Public School Academy Bradford	4.80	9-1-2040	150,000	160,669
Michigan Public Educational Facilities Authority Limited Obligation Crescent Academy Project	7.00	10-1-2036	292,500	293,209
				453,878
Health revenue: 0.81%
Kentwood MI EDA Limited Obligation Holland Home Project %%	4.00	11-15-2043	750,000	807,690
Miscellaneous revenue: 2.39%
Charyl Stockwell Academy Michigan Public School Refunding Bond	4.88	10-1-2023	205,000	212,063
Michigan Finance Authority Local Government Loan Program City of Detroit Financial Recovery Refunding Bonds Series F	4.50	10-1-2029	1,000,000	1,040,524
Michigan Municipal Bond Authority Local Government Loan Program Series C (Ambac Insured)	4.75	5-1-2027	950,000	951,626
Michigan Public Educational Facilities Authority Chandler Park Academy Project	6.35	11-1-2028	190,000	190,471
				2,394,684
Tax revenue: 1.77%
Detroit MI Downtown Development Authority CAB ¤	0.00	7-1-2021	170,000	170,000
Detroit MI Downtown Development Authority CAB ¤	0.00	7-1-2024	20,000	18,455
The accompanying notes are an integral part of these financial statements.

Wells Fargo High Yield Municipal Bond Fund  |  15

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Tax revenue (continued)
Detroit MI Downtown Development Authority CAB ¤	0.00%	7-1-2025	$ 580,000	$ 517,151
Michigan Finance Authority Local Government Loan Program Public Lighting Authority Refunding Bonds Series B	5.00	7-1-2044	1,000,000	1,069,462
				1,775,068
				5,431,320
Minnesota: 2.36%
Education revenue: 1.03%
Deephaven MN Charter School Eagle Ridge Academy Project Series 2015-A	4.40	7-1-2025	85,000	89,871
Deephaven MN Charter School Eagle Ridge Academy Project Series 2015-A	5.00	7-1-2030	195,000	218,482
Woodbury MN Charter School Woodbury Leadership Academy	4.00	7-1-2051	660,000	722,309
				1,030,662
Health revenue: 0.54%
Shakopee MN Senior Housing Revenue Benedictine Living Community LLC Project 144A	5.85	11-1-2058	500,000	542,687
Housing revenue: 0.79%
Minneapolis MN Student Housing Riverton Community Housing Project Refunding Bond	4.70	8-1-2026	335,000	358,670
Minneapolis MN Student Housing Riverton Community Housing Project Refunding Bond	4.80	8-1-2027	400,000	427,720
				786,390
				2,359,739
Mississippi: 1.56%
Resource recovery revenue: 1.56%
Mississippi Business Finance Corporation AMT Waste Pro USA Incorporated Project 144A	5.00	2-1-2036	1,500,000	1,558,023
Missouri: 2.18%
Health revenue: 1.16%
Cape Girardeau County MO IDA Southeasthealth	4.00	3-1-2041	1,000,000	1,159,542
Tax revenue: 1.02%
Blue Springs MO Special Obligation Tax Improvement & Refunding Bonds Adams Farm Project Series A	4.00	6-1-2026	295,000	302,319
Richmond Heights MO Francis Place Redevelopment Project	5.63	11-1-2025	720,000	720,674
				1,022,993
				2,182,535
New Jersey: 3.36%
GO revenue: 1.14%
Newark NJ Qualified General Improvement Series A	5.00	7-15-2027	1,000,000	1,142,492
Industrial development revenue: 0.26%
New Jersey EDA Continental Airlines Incorporated Project	5.25	9-15-2029	250,000	264,306
The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo High Yield Municipal Bond Fund

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Transportation revenue: 1.96%
New Jersey TTFA CAB Series A ¤	0.00%	12-15-2031	$1,000,000	$ 807,176
New Jersey TTFA Transportation System Series C	5.25	6-15-2032	1,000,000	1,155,010
				1,962,186
				3,368,984
New York: 6.20%
Education revenue: 5.15%
Build NYC Resource Corporation Friends of Hellenic Classical 144A	5.00	12-1-2041	1,200,000	1,397,631
Build NYC Resource Corporation New World Preparatory Charter School	4.00	6-15-2051	690,000	747,727
Hempstead NY Local Development Corporation The Academy Charter School Project Series A	4.60	2-1-2051	500,000	511,013
Hempstead Town NY Local Development Corporation The Academy Charter School Project Series A	5.73	2-1-2050	1,000,000	1,142,725
New York Dormitory Authority Supported Debt St. Josephs College	4.00	7-1-2035	400,000	455,429
New York Dormitory Authority Supported Debt St. Josephs College	5.00	7-1-2051	750,000	899,082
				5,153,607
Health revenue: 1.05%
Dutchess County NY Local Development Corporation Series B	4.00	7-1-2049	910,000	1,050,840
				6,204,447
Ohio: 2.44%
Resource recovery revenue: 1.13%
Southern Ohio Port Authority Exempt Facility Revenue PureCycle Project 144A	7.00	12-1-2042	1,000,000	1,129,798
Tobacco revenue: 1.31%
Buckeye Tobacco Settlement Financing Authority CAB ¤	0.00	6-1-2057	8,000,000	1,309,614
				2,439,412
Oregon: 0.49%
Health revenue: 0.49%
Polk County OR Hospital Facility Authority Revenue Bond Dallas Retirement Village Project Series 2015-A	5.00	7-1-2025	450,000	487,902
Pennsylvania: 2.99%
Education revenue: 0.75%
Allegheny County PA IDA Propel Charter School Sunrise Project	5.25	7-15-2023	50,000	52,315
Philadelphia PA IDA Independence Charter School Project	5.00	6-15-2039	250,000	278,166
Philadelphia PA IDA Tacony Academy Charter School Project	6.88	6-15-2033	375,000	415,102
				745,583
Health revenue: 1.00%
Quakertown PA General Authority Health LifeQuest Obligated Group Refunding Bond Series C	5.30	7-1-2042	1,000,000	1,004,328
The accompanying notes are an integral part of these financial statements.

Wells Fargo High Yield Municipal Bond Fund  |  17

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Miscellaneous revenue: 1.24%
Chester County PA IDA Woodlands at Graystone Project Series 2018 144A	5.13%	3-1-2048	$1,047,000	$ 1,242,237
				2,992,148
South Carolina: 2.76%
Education revenue: 1.20%
South Carolina Jobs EDA Refunding Bond Columbia College Project	5.75	10-1-2045	500,000	537,414
South Carolina Jobs EDA York Preparatory Academy Project Series A	5.75	11-1-2023	100,000	104,340
South Carolina Jobs EDA York Preparatory Academy Project Series A	7.25	11-1-2045	500,000	557,763
				1,199,517
Health revenue: 1.07%
South Carolina Jobs EDA Residential Facilities Revenue Episcopal Home Still Hopes Refunding Bond Series A	5.00	4-1-2048	1,000,000	1,077,189
Resource recovery revenue: 0.49%
South Carolina Jobs EDA	8.00	12-6-2029	100,000	90,811
South Carolina Jobs EDA Solid Waste Disposal AMT RePower South Berkeley LLC Project Green Bond 144A•	6.25	2-1-2045	1,000,000	400,000
				490,811
				2,767,517
Tennessee: 1.16%
Tax revenue: 1.16%
Bristol TN Industrial Development Board Sales Tax CAB Series B 144A¤	0.00	12-1-2031	1,000,000	589,289
Nashville TN Metropolitan Development & Housing Agency Tax Increment Fifth & Broadway Development Project 144A	5.13	6-1-2036	500,000	577,699
				1,166,988
Texas: 4.43%
Education revenue: 2.36%
Arlington TX Higher Education Finance Corporation Refunding Bond Wayside Schools Series A	4.00	8-15-2046	860,000	940,490
Arlington TX Higher Education Finance Corporation Universal Academy Series A	7.00	3-1-2034	320,000	350,452
Pottsboro TX Higher Education Finance Corporation Imagine International Academy of North Texas Series A	3.88	8-15-2026	1,005,000	1,077,135
				2,368,077
GO revenue: 1.11%
Port Isabel TX 144A	5.10	2-15-2049	975,000	1,111,055
Miscellaneous revenue: 0.49%
Lewisville TX Combination Contract Castle Hills Public Improvement Bonds District #6 144A	5.50	9-1-2039	495,000	496,061
The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo High Yield Municipal Bond Fund

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Transportation revenue: 0.23%
Texas Private Activity Bond Surface Transportation Corporation Project NTE Mobility Partners Segments LLC	7.00%	12-31-2038	$ 200,000	$ 227,755
Utilities revenue: 0.24%
Texas Gas Supply SA Energy Acquisition Public Facilities Corporation	5.50	8-1-2027	190,000	238,469
				4,441,417
Utah: 2.24%
Education revenue: 1.19%
Utah Charter School Finance Authority Freedom Academy Foundation St. George 144A	5.00	6-15-2041	1,020,000	1,188,664
Miscellaneous revenue: 1.05%
Mida Mountain UT Village Public Infrastructure District Mountain Village Assessment Area #2 144A	4.00	8-1-2050	1,000,000	1,052,170
				2,240,834
Virginia: 1.19%
Health revenue: 1.19%
Roanoke VA EDA Residential Care Richfield Living	5.13	9-1-2055	1,210,000	1,189,783
Washington: 1.17%
Tax revenue: 1.17%
Washington Convention Center Junior Lodging Tax Notes	4.00	7-1-2031	1,000,000	1,170,202
West Virginia: 1.73%
Tax revenue: 1.73%
Monongalia County WV Commission Improvement & Refunding Bonds University Town Center Series A 144A	5.75	6-1-2043	1,500,000	1,735,165
Wisconsin: 4.49%
Education revenue: 2.89%
Wisconsin PFA Charter School Voyager Funding Incorporated Project Series A	4.13	10-1-2024	130,000	134,744
Wisconsin PFA Coral Academy Science Las Vegas Series A	5.00	7-1-2024	235,000	247,665
Wisconsin PFA Research Triangle High School Project Series 2015-A 144A	5.63	7-1-2045	1,000,000	1,085,230
Wisconsin PFA Wilson Preparatory Academy Series A 144A	5.00	6-15-2039	1,285,000	1,421,767
				2,889,406
Health revenue: 1.60%
Wisconsin HEFA Wisconsin Illinois Senior Housing Incorporated Series 2018-A	5.25	8-1-2048	1,500,000	1,605,234
				4,494,640
Total Municipal obligations (Cost $90,700,607)				97,903,713

The accompanying notes are an integral part of these financial statements.

Wells Fargo High Yield Municipal Bond Fund  |  19

Portfolio of investments—June 30, 2021

		Yield	Shares	Value
Short-term investments: 2.81%
Investment companies: 2.81%
Wells Fargo Municipal Cash Management Money Market Fund Institutional Class ♠∞##		0.01%	2,811,858	$ 2,812,701
Total Short-term investments (Cost $2,812,701)				2,812,701
Total investments in securities (Cost $93,513,308)	100.57%			100,716,414
Other assets and liabilities, net	(0.57)			(573,158)
Total net assets	100.00%			$100,143,256

¤	The security is issued in zero coupon form with no periodic interest payments.
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
øø	The interest rate is determined and reset by the issuer periodically depending upon the terms of the security. The rate shown is the rate in effect at period end.
•	The Fund has stopped accruing interest on this security.
##	All or a portion of this security is segregated for when-issued securities.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.
%%	The security is purchased on a when-issued basis.

Abbreviations:
AGM	Assured Guaranty Municipal
Ambac	Ambac Financial Group Incorporated
AMT	Alternative minimum tax
BAM	Build America Mutual Assurance Company
CAB	Capital appreciation bond
CCAB	Convertible capital appreciation bond
EDA	Economic Development Authority
EDFA	Economic Development Finance Authority
GO	General obligation
HEFA	Health & Educational Facilities Authority
IDA	Industrial Development Authority
NPFGC	National Public Finance Guarantee Corporation
PFA	Public Finance Authority
RDA	Redevelopment Authority
TTFA	Transportation Trust Fund Authority
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliates of the Fund at the beginning of the period or the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	% of net assets	Shares, end of period	Income from affiliated securities
Short-term investments
Investment companies
Wells Fargo Municipal Cash Management Money Market Fund Institutional Class	$699,474	$43,967,267	$(41,854,246)	$244	$(38)	$2,812,701	2.81%	2,811,858	$262
The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo High Yield Municipal Bond Fund

Statement of assets and liabilities—June 30, 2021

Assets
Investments in unaffiliated securities, at value (cost $90,700,607)	$ 97,903,713
Investments in affiliated securites, at value (cost $2,812,701)	2,812,701
Receivable for investments sold	2,321,832
Receivable for interest	1,101,657
Receivable for Fund shares sold	26,382
Prepaid expenses and other assets	40,441
Total assets	104,206,726
Liabilities
Payable for investments purchased	2,045,532
Payable for when-issued transactions	1,531,443
Payable for Fund shares redeemed	408,878
Dividends payable	19,446
Management fee payable	18,299
Administration fees payable	9,875
Distribution fee payable	5,127
Trustees’ fees and expenses payable	1,061
Accrued expenses and other liabilities	23,809
Total liabilities	4,063,470
Total net assets	$100,143,256
Net assets consist of
Paid-in capital	$ 92,583,583
Total distributable earnings	7,559,673
Total net assets	$100,143,256
Computation of net asset value and offering price per share
Net assets – Class A	$ 37,513,810
Shares outstanding – Class A1	3,362,721
Net asset value per share – Class A	$11.16
Maximum offering price per share – Class A2	$11.69
Net assets – Class C	$ 8,470,929
Shares outstanding – Class C1	759,247
Net asset value per share – Class C	$11.16
Net assets – Class R6	$ 26,304
Shares outstanding – Class R6[1]	2,356
Net asset value per share – Class R6	$11.16
Net assets – Administrator Class	$ 9,692,456
Shares outstanding – Administrator Class[1]	868,448
Net asset value per share – Administrator Class	$11.16
Net assets – Institutional Class	$ 44,439,757
Shares outstanding – Institutional Class[1]	3,984,147
Net asset value per share – Institutional Class	$11.15
[1]	The Fund has an unlimited number of authorized shares
[2]	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

Wells Fargo High Yield Municipal Bond Fund  |  21

Statement of operations—year ended June 30, 2021

Investment income
Interest	$ 4,120,075
Income from affiliated securities	262
Total investment income	4,120,337
Expenses
Management fee	452,732
Administration fees
Class A	50,268
Class C	14,337
Class R6	7
Administrator Class	10,625
Institutional Class	31,615
Shareholder servicing fees
Class A	78,517
Class C	22,212
Administrator Class	26,465
Distribution fee
Class C	66,631
Custody and accounting fees	10,819
Professional fees	55,711
Registration fees	77,531
Shareholder report expenses	36,247
Trustees’ fees and expenses	19,271
Other fees and expenses	11,797
Total expenses	964,785
Less: Fee waivers and/or expense reimbursements
Fund-level	(234,782)
Class A	(28,790)
Class C	(7,034)
Administrator Class	(14,827)
Net expenses	679,352
Net investment income	3,440,985
Realized and unrealized gains (losses) on investments
Net realized gains on
Unaffiliated securities	911,648
Affiliated securities	244
Net realized gains on investments	911,892
Net change in unrealized gains (losses) on
Unaffiliated securities	5,105,189
Affiliated securities	(38)
Net change in unrealized gains (losses) on investments	5,105,151
Net realized and unrealized gains (losses) on investments	6,017,043
Net increase in net assets resulting from operations	$9,458,028
The accompanying notes are an integral part of these financial statements.

22  |  Wells Fargo High Yield Municipal Bond Fund

Statement of changes in net assets

	Year ended June 30, 2021		Year ended June 30, 2020
Operations
Net investment income		$ 3,440,985		$ 4,723,433
Net realized gains (losses) on investments		911,892		(115,607)
Net change in unrealized gains (losses) on investments		5,105,151		(5,492,789)
Net increase (decrease) in net assets resulting from operations		9,458,028		(884,963)
Distributions to shareholders from
Net investment income and net realized gains
Class A		(1,172,015)		(1,016,115)
Class C		(269,688)		(324,379)
Class R6		(1,024)		(1,113)
Administrator Class		(411,592)		(557,564)
Institutional Class		(1,575,840)		(2,837,133)
Total distributions to shareholders		(3,430,159)		(4,736,304)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	1,673,934	18,163,880	1,136,030	12,292,528
Class C	79,503	849,819	151,588	1,643,335
Administrator Class	315,942	3,377,804	339,763	3,572,890
Institutional Class	1,898,693	20,587,992	2,083,511	22,719,379
		42,979,495		40,228,132
Reinvestment of distributions
Class A	102,915	1,113,891	89,770	969,449
Class C	24,792	267,616	29,127	314,674
Administrator Class	23,595	254,696	35,739	388,413
Institutional Class	144,580	1,563,015	255,191	2,782,732
		3,199,218		4,455,268
Payment for shares redeemed
Class A	(790,074)	(8,625,088)	(1,007,385)	(10,751,077)
Class C	(231,430)	(2,501,505)	(201,418)	(2,168,643)
Administrator Class	(536,005)	(5,758,070)	(741,308)	(8,002,341)
Institutional Class	(1,610,196)	(17,407,832)	(6,551,028)	(70,457,229)
		(34,292,495)		(91,379,290)
Net increase (decrease) in net assets resulting from capital share transactions		11,886,218		(46,695,890)
Total increase (decrease) in net assets		17,914,087		(52,317,157)
Net assets
Beginning of period		82,229,169		134,546,326
End of period		$100,143,256		$ 82,229,169
The accompanying notes are an integral part of these financial statements.

Wells Fargo High Yield Municipal Bond Fund  |  23

Financial highlights
(For a share outstanding throughout each period)
	Year ended June 30
Class A	2021	2020	2019	2018	2017
Net asset value, beginning of period	$10.43	$10.97	$10.59	$10.37	$10.91
Net investment income	0.41	0.44	0.39	0.40	0.37
Net realized and unrealized gains (losses) on investments	0.73	(0.54)	0.38	0.22	(0.46)
Total from investment operations	1.14	(0.10)	0.77	0.62	(0.09)
Distributions to shareholders from
Net investment income	(0.41)	(0.44)	(0.39)	(0.40)	(0.37)
Net realized gains	0.00	0.00	0.00	0.00	(0.08)
Total distributions to shareholders	(0.41)	(0.44)	(0.39)	(0.40)	(0.45)
Net asset value, end of period	$11.16	$10.43	$10.97	$10.59	$10.37
Total return[1]	10.98%	(0.98)%	7.43%	6.11%	(0.76)%
Ratios to average net assets (annualized)
Gross expenses	1.14%	1.12%	1.09%	1.07%	1.06%
Net expenses	0.80%	0.80%	0.80%	0.85%	0.85%
Net investment income	3.74%	4.05%	3.68%	3.82%	3.51%
Supplemental data
Portfolio turnover rate	55%	14%	20%	50%	82%
Net assets, end of period (000s omitted)	$37,514	$24,791	$23,674	$17,086	$20,305

[1]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.

24  |  Wells Fargo High Yield Municipal Bond Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended June 30
Class C	2021	2020	2019	2018	2017
Net asset value, beginning of period	$10.44	$10.97	$10.59	$10.37	$10.91
Net investment income	0.32	0.36	0.31	0.32	0.29
Net realized and unrealized gains (losses) on investments	0.72	(0.53)	0.38	0.22	(0.46)
Total from investment operations	1.04	(0.17)	0.69	0.54	(0.17)
Distributions to shareholders from
Net investment income	(0.32)	(0.36)	(0.31)	(0.32)	(0.29)
Net realized gains	0.00	0.00	0.00	0.00	(0.08)
Total distributions to shareholders	(0.32)	(0.36)	(0.31)	(0.32)	(0.37)
Net asset value, end of period	$11.16	$10.44	$10.97	$10.59	$10.37
Total return[1]	10.14%	(1.63)%	6.63%	5.32%	(1.50)%
Ratios to average net assets (annualized)
Gross expenses	1.89%	1.87%	1.84%	1.82%	1.81%
Net expenses	1.55%	1.55%	1.55%	1.60%	1.60%
Net investment income	3.02%	3.29%	2.91%	3.09%	2.79%
Supplemental data
Portfolio turnover rate	55%	14%	20%	50%	82%
Net assets, end of period (000s omitted)	$8,471	$9,250	$9,955	$8,896	$8,709

[1]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.

Wells Fargo High Yield Municipal Bond Fund  |  25

Financial highlights
(For a share outstanding throughout each period)
	Year ended June 30
Class R6	2021	2020	2019 [1]
Net asset value, beginning of period	$10.44	$10.98	$10.61
Net investment income	0.44	0.47	0.39
Net realized and unrealized gains (losses) on investments	0.71	(0.54)	0.37
Total from investment operations	1.15	(0.07)	0.76
Distributions to shareholders from
Net investment income	(0.43)	(0.47)	(0.39)
Net asset value, end of period	$11.16	$10.44	$10.98
Total return[2]	11.28%	(0.68)%	7.29%
Ratios to average net assets (annualized)
Gross expenses	0.76%	0.73%	0.71%
Net expenses	0.50%	0.50%	0.50%
Net investment income	4.07%	4.34%	3.96%
Supplemental data
Portfolio turnover rate	55%	14%	20%
Net assets, end of period (000s omitted)	$26	$25	$26

[1]	For the period from July 31, 2018 (commencement of class operations) to June 30, 2019
[2]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

26  |  Wells Fargo High Yield Municipal Bond Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended June 30
Administrator Class	2021	2020	2019	2018	2017
Net asset value, beginning of period	$10.44	$10.98	$10.59	$10.37	$10.92
Net investment income	0.42	0.45	0.40	0.41	0.38
Net realized and unrealized gains (losses) on investments	0.72	(0.54)	0.39	0.22	(0.47)
Total from investment operations	1.14	(0.09)	0.79	0.63	(0.09)
Distributions to shareholders from
Net investment income	(0.42)	(0.45)	(0.40)	(0.41)	(0.38)
Net realized gains	0.00	0.00	0.00	0.00	(0.08)
Total distributions to shareholders	(0.42)	(0.45)	(0.40)	(0.41)	(0.46)
Net asset value, end of period	$11.16	$10.44	$10.98	$10.59	$10.37
Total return	11.10%	(0.87)%	7.64%	6.21%	(0.75)%
Ratios to average net assets (annualized)
Gross expenses	1.08%	1.05%	1.03%	1.01%	1.00%
Net expenses	0.69%	0.70%	0.71%	0.75%	0.75%
Net investment income	3.88%	4.12%	3.69%	3.93%	3.60%
Supplemental data
Portfolio turnover rate	55%	14%	20%	50%	82%
Net assets, end of period (000s omitted)	$9,692	$11,115	$15,704	$24,627	$22,839
The accompanying notes are an integral part of these financial statements.

Wells Fargo High Yield Municipal Bond Fund  |  27

Financial highlights
(For a share outstanding throughout each period)
	Year ended June 30
Institutional Class	2021	2020	2019	2018	2017
Net asset value, beginning of period	$10.43	$10.97	$10.59	$10.37	$10.91
Net investment income	0.43	0.46	0.42	0.43	0.40
Net realized and unrealized gains (losses) on investments	0.72	(0.53)	0.38	0.22	(0.46)
Total from investment operations	1.15	(0.07)	0.80	0.65	(0.06)
Distributions to shareholders from
Net investment income	(0.43)	(0.47)	(0.42)	(0.43)	(0.40)
Net realized gains	0.00	0.00	0.00	0.00	(0.08)
Total distributions to shareholders	(0.43)	(0.47)	(0.42)	(0.43)	(0.48)
Net asset value, end of period	$11.15	$10.43	$10.97	$10.59	$10.37
Total return	11.15%	(0.74)%	7.70%	6.37%	(0.51)%
Ratios to average net assets (annualized)
Gross expenses	0.81%	0.78%	0.76%	0.74%	0.73%
Net expenses	0.55%	0.55%	0.55%	0.60%	0.60%
Net investment income	4.00%	4.24%	3.92%	4.09%	3.82%
Supplemental data
Portfolio turnover rate	55%	14%	20%	50%	82%
Net assets, end of period (000s omitted)	$44,440	$37,049	$85,187	$75,560	$73,989
The accompanying notes are an integral part of these financial statements.

28  |  Wells Fargo High Yield Municipal Bond Fund

Notes to financial statements
1. ORGANIZATION
Wells Fargo Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo High Yield Municipal Bond Fund (the "Fund") which is a diversified series of the Trust.
On February 23, 2021, Wells Fargo & Company announced that it has entered into a definitive agreement to sell Wells Fargo Asset Management ("WFAM") to GTCR LLC and Reverence Capital Partners, L.P. WFAM is the trade name used by the asset management businesses of Wells Fargo & Company and includes Wells Fargo Funds Management, LLC, the investment manager to the Fund, Wells Capital Management, LLC and Wells Fargo Asset Management (International) Limited, both registered investment advisers providing sub-advisory services to certain funds, and Wells Fargo Funds Distributor, LLC, the Fund's principal underwriter. As part of the transaction, Wells Fargo & Company will own a 9.9% equity interest and will continue to serve as an important client and distribution partner.
Consummation of the transaction will result in the automatic termination of the Fund's investment management agreement and subadvisory agreement. The Fund's Board of Trustees approved a new investment management and new subadvisory agreement and approved submitting the agreements to the Fund’s shareholders for approval at a special meeting of shareholders expected to be held on August 16, 2021. Shareholders of record of the Fund at the close of business on May 28, 2021 are entitled to vote at the meeting. If shareholders approve the new agreements, they would take effect upon the closing of the transaction. The transaction is expected to close in the second half of 2021, subject to customary closing conditions.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Investments in registered open-end investment companies are valued at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC ("Funds Management"). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.
When-issued transactions
The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund's commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

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Notes to financial statements
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.
Distributions to shareholders
Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable and tax-exempt income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of June 30, 2021, the aggregate cost of all investments for federal income tax purposes was $93,513,308 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$8,063,036
Gross unrealized losses	(859,930)
Net unrealized gains	$7,203,106
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

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Notes to financial statements
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of June 30, 2021:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Municipal obligations	$ 0	$ 97,903,713	$0	$ 97,903,713
Short-term investments
Investment companies	2,812,701	0	0	2,812,701
Total assets	$2,812,701	$97,903,713	$0	$100,716,414
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended June 30, 2021, the Fund did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Management fee
Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company ("Wells Fargo"), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $500 million	0.500%
Next $500 million	0.475
Next $2 billion	0.450
Next $2 billion	0.425
Next $5 billion	0.390
Over $10 billion	0.380
For the year ended June 30, 2021, the management fee was equivalent to an annual rate of 0.50% of the Fund’s average daily net assets.
Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management, LLC, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.35% and declining to 0.20% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

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Notes to financial statements
Class-level administration fee
Class A	0.16%
Class C	0.16
Class R6	0.03
Administrator Class	0.10
Institutional Class	0.08
Waivers and/or expense reimbursements
Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management will waive fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has contractually committed through October 31, 2021 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. The contractual expense caps are as follows:
Expense ratio caps
Class A	0.80%
Class C	1.55
Class R6	0.50
Administrator Class	0.70
Institutional Class	0.55
Distribution fee
The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC ("Funds Distributor"), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.
In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended June 30, 2021, Funds Distributor received $5,081 from the sale of Class A shares and $93 in contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class A shares for the year ended June 30, 2021.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund had $4,425,000, $4,425,000 and $0 in interfund purchases, sales and net realized gains (losses), respectively, during the year ended June 30, 2021.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended June 30, 2021 were $59,046,272 and $47,908,849, respectively.

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Notes to financial statements
6. BANK BORROWINGS
The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight bank funding rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.
For the year ended June 30, 2021, there were no borrowings by the Fund under the agreement.
7. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid was $3,430,159 and $4,736,304 of tax-exempt income for the years ended June 30, 2021 and June 30, 2020, respectively.
As of June 30, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	Undistributed tax-exempt income	Unrealized gains
$363,427	$12,586	$7,203,106
8. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
9. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.
10. SUBSEQUENT EVENTS
Wells Fargo Asset Management ("WFAM") announced that it will be changing its company name to Allspring Global Investments upon the closing of the previously announced sale transaction of WFAM by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. The new corporate name is expected to go into effect on the closing date of the transaction, which is anticipated to occur in the second half of 2021, subject to customary closing conditions.
At a meeting held July 15, 2021, the Board of Trustees of the Wells Fargo Funds approved a change in the Fund's name to remove “Wells Fargo” from the Fund's name and replace with “Allspring”. The change is expected to go into effect on October 11, 2021.
Following the closing of the transaction, Wells Fargo Funds Management, LLC, the Fund's investment manager, Wells Capital Management, LLC and Wells Fargo Asset Management (International) Limited, each subadvisers to certain funds, and Wells Fargo Funds Distributor, LLC, the Fund's principal underwriter, will each be rebranded as Allspring.
The special meeting of shareholders held on August 16, 2021 for shareholders of the Fund to approve a new investment management and a new subadvisory agreement has been adjourned until September 15, 2021.

Wells Fargo High Yield Municipal Bond Fund  |  33

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Wells Fargo Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Wells Fargo High Yield Municipal Bond Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of June 30, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of June 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of June 30, 2021, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however, we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.
Boston, Massachusetts
August 25, 2021

34  |  Wells Fargo High Yield Municipal Bond Fund

Other information (unaudited)
TAX INFORMATION
Pursuant to Section 852 of the Internal Revenue Code, 100% of distributions paid from net investment income is designated as exempt-interest dividends for the fiscal year ended June 30, 2021.
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Wells Fargo High Yield Municipal Bond Fund  |  35

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 139 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

36  |  Wells Fargo High Yield Municipal Bond Fund

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Wells Fargo High Yield Municipal Bond Fund  |  37

Other information (unaudited)
Officers
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC and Chief Legal Counsel of Wells Fargo Asset Management since 2018. Deputy General Counsel of Wells Fargo Bank, N.A. since 2020 and Assistant General Counsel of Wells Fargo Bank, N.A. from 2018 to 2020. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.
Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

38  |  Wells Fargo High Yield Municipal Bond Fund

Board considerations (unaudited)
BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:
Board Considerations – Current Agreements
Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at a Board meeting held on May 17-19, 2021 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo High Yield Municipal Bond Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”
The Board noted that Wells Fargo & Company recently announced that it had entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”), which includes Funds Management and the Sub-Adviser, to GTCR LLC and Reverence Capital Partners, L.P. and/or their affiliates (the “Transaction”). The Board further noted that the Transaction would result in a change-of-control of Funds Management and the Sub-Adviser, which would be considered to be an assignment that would result in the termination of the Advisory Agreements. In light of the Transaction, the Board separately considered for approval a new investment management agreement with Funds Management and a new sub-advisory agreement with the Sub-Adviser (the “New Agreements”) that would replace the Advisory Agreements upon consummation of the Transaction, subject to approval of the New Agreements by the Fund’s shareholders. The Board also considered for approval interim agreements to go into effect in the event shareholders do not approve the New Agreements before the Transaction is completed. The interim agreements would allow the Manager and the Sub-Adviser to continue providing services to the Fund while the Fund continues to seek shareholder approval of the New Agreements. The Board noted that the terms of the interim agreements would be identical to those of the current Advisory Agreements, except for the term and certain escrow provisions.
At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at Board meetings held in April and May 2021, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2021. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent and quality of services
The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of WFAM, of which Funds Management and the Sub-Adviser are a part, and a summary of investments made in the business of WFAM. The Board also received a description of

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Board considerations (unaudited)
Funds Management’s and the Sub-Adviser’s business continuity plans, including a summary of the performance of such plans and any changes thereto during the COVID-19 pandemic, and of their approaches to data privacy and cybersecurity. The Board also received and reviewed information about Funds Management’s role as administrator of the Fund’s liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.
The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel.
The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates. The Board also considered information about retention and back-up arrangements that have been put into place with respect to key personnel of WFAM in connection with the anticipated Transaction, noting that WFAM provided assurances that the announcement and eventual culmination of the Transaction is not expected to result in any diminution in the nature or quality of services provided to the Fund.
Fund investment performance and expenses
The Board considered the investment performance results for the Fund over various time periods ended December 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrator Class) was lower than the average investment performance of the Universe for the one-year period under review, higher than the average investment performance of the Universe for the three-year period under review and in range of the investment performance of the Universe for the five-year period under review. The Board also noted that the investment performance of the Fund was lower than its benchmark index, the High Yield Municipal Bond Blended Index, for all periods under review.
The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and benchmark for the periods identified above. The Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions and market factors that affected the Fund’s investment performance.
The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than or equal to the median net operating expense ratios of the expense Groups for each share class.
The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.
Investment management and sub-advisory fee rates
The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.
Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were in range of the sum of these average rates for the Fund’s expense Groups for all share classes except for the Institutional Class, which was lower than the sum of the average rates for the Fund’s expense Groups.

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Board considerations (unaudited)
The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.
The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.
Profitability
The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.
Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.
Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.
Economies of scale
The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
The Board concluded that Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.
Other benefits to Funds Management and the Sub-Adviser
The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.
The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

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Board considerations (unaudited)
Conclusion
At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term.

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Board considerations (unaudited)
Board Considerations – New Agreements
Overview of the Board evaluation process
At a meeting held on May 17-19, 2021 (the “Board Meeting”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”, and the series identified below, the “Funds”) approved the continuation of each Fund’s current Investment Management Agreement (the “Current Investment Management Agreement”) and the current Sub-Advisory Agreements (the “Current Sub-Advisory Agreements”, and collectively, the “Current Agreements”).
Wells Fargo C&B Mid Cap Value Fund
Wells Fargo California Limited-Term Tax-Free Fund
Wells Fargo California Tax-Free Fund
Wells Fargo Classic Value Fund
Wells Fargo Common Stock Fund
Wells Fargo Disciplined Small Cap Fund
Wells Fargo Disciplined U.S. Core Fund
Wells Fargo Discovery Fund
Wells Fargo Diversified Equity Fund
Wells Fargo Endeavor Select Fund
Wells Fargo Enterprise Fund
Wells Fargo Fundamental Small Cap Growth Fund
Wells Fargo Growth Fund
Wells Fargo High Yield Municipal Bond Fund
Wells Fargo Intermediate Tax/AMT-Free Fund
Wells Fargo Large Cap Core Fund
Wells Fargo Large Cap Growth Fund
Wells Fargo Large Company Value Fund
Wells Fargo Minnesota Tax-Free Fund
Wells Fargo Municipal Bond Fund
Wells Fargo Omega Growth Fund
Wells Fargo Opportunity Fund
Wells Fargo Pennsylvania Tax-Free Fund
Wells Fargo Premier Large Company Growth Fund
Wells Fargo Short-Term Municipal Bond Fund
Wells Fargo Small Cap Fund
Wells Fargo Special Mid Cap Value Fund
Wells Fargo Special Small Cap Value Fund
Wells Fargo Strategic Municipal Bond Fund
Wells Fargo Ultra Short-Term Municipal Income Fund
Wells Fargo Wisconsin Tax-Free Fund
Each Trustee on the Board is not an “interested person” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Funds (collectively, the “Independent Trustees”). The process followed by the Board in considering and approving the continuation of the Current Agreements is referred to herein as the “2021 Annual Approval Process.”
As noted above, the closing of the sale of Wells Fargo Asset Management (“WFAM”) to a holding company (“NewCo”) affiliated with private funds of GTCR LLC (“GTCR”) and of Reverence Capital Partners, L.P. (“Reverence Capital”, and such transaction, the “Transaction”) will result in a change of control of Wells Fargo Funds Management LLC (“Funds Management”) and Wells Capital Management Incorporated (“Wells Capital”, and together with Funds Management, the “Advisers”), which will be considered to be an “assignment” of each Fund’s Current Agreements under the 1940 Act that will result in the automatic termination of each Fund’s Current Agreements. In light of the expected termination of each Fund’s Current Agreements upon the closing, at the Board Meeting the Board also considered and approved the New Agreements, which are: (i) a new Investment Management Agreement (the “New Investment Management Agreement”) between the Trust, on behalf of each Fund, and Funds Management; (ii) a new Sub-Advisory Agreement (the “New Wells Capital Sub-Advisory Agreement”) among the Trust, Funds Management and Wells Capital with respect to each Fund other than C& B Mid Cap Value Fund and Diversified Equity Fund; and (iii) a new Sub-Advisory Agreement (the “New C&B Sub-Advisory Agreement”, and collectively, the “New Agreements”) among the Trust, with respect to the C&B Mid Cap Value Fund, Funds Management and Cooke & Bieler, L.P. (“C&B”, and together with Wells Capital, the “Sub-Advisers”), each of which is intended to go into effect upon the closing. The process followed by the Board in reviewing and approving the New Agreements is referred to herein as the “New Agreement Approval Process.”

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Board considerations (unaudited)
At a series of meetings held in April and May 2021 (collectively, “April and May 2021 Meetings”) and at the Board Meeting, the Trustees conferred extensively among themselves and with senior representatives of Funds Management, GTCR and Reverence Capital about the New Agreements and related matters. The Board reviewed and discussed information furnished by Funds Management, GTCR and Reverence Capital that the Board considered reasonably necessary to evaluate the terms of the New Agreements and the services to be provided. At these meetings, senior representatives from Funds Management, GTCR and Reverence Capital made presentations to, and responded to questions from, the Board.
In providing information to the Board in connection with the 2021 annual approval process (the “2021 Annual Approval Process”) and the New Agreement Approval Process, Funds Management, GTCR and Reverence Capital (as applicable) were guided by requests for information submitted by independent legal counsel on behalf of the Independent Trustees. In considering and approving the New Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed herein. The Board considered not only the specific information presented in connection with the April and May 2021 Meetings as well as the Board Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Advisers about various topics. In this regard, the Board reviews reports of Funds Management at each of its regular Board meetings, which includes, among other things, portfolio reviews and investment performance reports. In addition, the Board confers with portfolio managers at various times throughout the year. The Board was assisted in its evaluation of the New Agreements by independent legal counsel, from whom the Independent Trustees received separate legal advice and with whom the Independent Trustees met separately. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
Among other information considered by the Board in connection with the Transaction was:
■	Information regarding the Transaction: information about the structure, financing sources and material terms and conditions of the Transaction, including the expected impact on the businesses conducted by the Advisers and by Wells Fargo Funds Distributor LLC, as the distributor of Fund shares.
■	Information regarding NewCo, GTCR and Reverence Capital: (i) information about NewCo, including information about its expected financial condition and access to capital, and senior leadership team; (ii) the experience of senior management at GTCR and Reverence Capital in acquiring portfolio companies; (iii) the plan to operationalize NewCo, including the transition of necessary infrastructure services through a transition services agreement with Wells Fargo under which Wells Fargo will continue to provide NewCo with certain services for a specified period of time after the closing; and (iv) information regarding regulatory matters, compliance, and risk management functions at NewCo, including resources to be dedicated thereto.
■	Impact of the Transaction on WFAM and Service Providers: (i) information regarding any changes to personnel and/or other resources of the Advisers as a result of the Transaction, including assurances regarding comparable and competitive compensation arrangements to attract and retain highly qualified personnel; and (ii) information about the organizational and operating structure with respect to NewCo, the Advisers and the Funds.
■	Impact of the Transaction on the Funds and their Shareholders: (i) information regarding anticipated benefits to the Funds as a result of the Transaction; (ii) a commitment that the Funds would not bear any expenses, directly or indirectly, in connection with the Transaction; (iii) confirmation that the Advisers intend to continue to manage the Funds in a manner consistent with each Fund’s current investment objectives and principal investments strategies; and (iv) a commitment that neither NewCo nor WFAM will take any steps that would impose any “unfair burden” (as that term is used in section 15(f)(1)(B) of the 1940 Act) on the Funds as a result of the Transaction.
With respect to the New Agreements, the Board considered: (i) a representation that, after the closing, all of the Funds will continue to be managed and advised by their current Advisers and for C&B Mid Cap Value Fund, C&B, and that the same portfolio managers of the Sub-Advisers are expected to continue to manage the Funds after the Transaction; (ii) information regarding the terms of the New Agreements, including changes as compared to the Current Agreements; (iii) information confirming that the fee rates payable under the New Agreements will not increase as a result of the Transaction as compared to the rates under the Current Agreements; and (iv) assurances that the Transaction is not expected to cause any diminution with respect to the nature, extent and quality of any of the services currently provided to the Funds by the Advisers as a result of the Transaction.
In addition to considering information furnished specifically to evaluate the impact of the Transaction on the Funds and their respective shareholders in connection with the New Agreement Approval Process, the Board considered information furnished at prior meetings of the Board and its committees, including detailed information provided in connection with the 2021 Annual Approval Process. In this regard, in connection with the 2021 Annual Approval Process, the Board received information about complex-wide and individual Fund performance, fees and expenses, including: (i) a report from an independent data provider comparing the investment performance of each Fund to the investment performance of comparable funds and benchmark indices, over various time periods; (ii) a report from an independent data provider comparing each Fund’s total expense ratio (and

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Board considerations (unaudited)
its components) to those of comparable funds; (iii) comparative information concerning the fees charged and services provided by Funds Management and the Sub-Advisers to each Fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts), if any, that employ investment strategies and techniques similar to those used in managing such Fund(s); and (iv) profitability analyses of Funds Management, as well as the profitability of both WFAM and Wells Fargo from providing services to the fund family as a whole.
After its deliberations, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Advisers under the New Agreements is reasonable, approved the New Agreements for a two-year term, and voted to recommend that Fund shareholders approve the New Agreements. The Board considered the approval of the New Agreements as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent and quality of services
In connection with the 2021 Annual Approval Process, the Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Advisers under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Current Management Agreement, as well as, among other things, a summary of the background and experience of senior management of WFAM, of which Funds Management and Wells Capital are a part, and a summary of investments made in the business of WFAM. The Board also received a description of Funds Management’s and the Sub-Advisers’ business continuity plans, including a summary of the performance of such plans and any changes thereto during the COVID-19 pandemic, and of their approaches to data privacy and cybersecurity. The Board also received and reviewed information about Funds Management’s role as administrator of the Funds’ liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.
In connection with the 2021 Annual Approval Process, the Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds. The Board evaluated the ability of Funds Management and the Sub-Advisers to attract and retain qualified investment professionals, including research, advisory and supervisory personnel.
In connection with the 2021 Annual Approval Process, the Board further considered the compliance programs and compliance records of Funds Management and the Sub-Advisers. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.
In connection with the New Agreement Approval Process, the Board considered, among other information, the structure of the Transaction and expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of Funds Management and the Sub-Advisers. The Board received assurances from Funds Management that each Fund will continue to be advised by its current Sub-Adviser after the closing, and that the same individual portfolio managers are expected to continue to manage the Funds after the closing. With respect to the recruitment and retention of key personnel, the Board noted information from GTCR, Reverence Capital and the Advisers regarding the potential benefits for employees of joining NewCo. The Board recognized that the personnel who had been extended offers may not accept such offers and personnel changes may occur in the future in the ordinary course.
In addition, the Board considered information regarding the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Funds, including the provision of administrative services, and the anticipated impact of the Transaction on such matters. The Board also considered the business-related and other risks to which the Advisers may be subject in managing the Funds and in connection with the Transaction. The Board also considered the transition and integration plans as a result of the change in ownership of the Advisers from Wells Fargo to NewCo. The Board considered the resources and infrastructure that NewCo intends to devote to its compliance program to ensure compliance with applicable laws and regulations, as well as its risk management program and cybersecurity program. The Board also took into account assurances received from the Advisers, GTCR and Reverence Capital that the Transaction is not expected to cause any diminution in the nature, extent and quality of services provided by Funds Management and the Sub-Advisers to the Funds and their shareholders.
Fund investment performance and expenses
In connection with the 2021 Annual Approval Process, the Board considered the investment performance results for each Fund over various time periods ended December 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to each Fund (the “Universe”), and in comparison to each Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the

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Board considerations (unaudited)
mutual funds in the performance Universe. Where applicable, the Board received information concerning, and discussed factors contributing to, underperformance of Funds relative to the Universe and benchmark for any underperformance periods.
In connection with the 2021 Annual Approval Process, the Board also received and considered information regarding each Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year.
In connection with the New Agreement Approval Process, the Board received a commitment that WFAM will maintain fee and expense commitments for at least two years after the closing. The Board took into account each Fund’s investment performance and expense information among the factors considered in deciding to approve the New Agreements.
Investment management and sub-advisory fee rates
In connection with the 2021 Annual Approval Process, the Board reviewed and considered the contractual fee rates payable by each Fund to Funds Management under the Current Management Agreement, as well as the contractual fee rates payable by each Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to each of the Sub-Advisers under the Current Sub-Advisory Agreements for investment sub-advisory services (the “Sub-Advisory Fee Rates”).
Among other information reviewed by the Board in connection with the 2021 Annual Approval Process, was a comparison of each Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups.
In connection with the 2021 Annual Approval Process, the Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the Sub-Advisory Fee Rates. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Advisers, and about Funds Management’s on-going oversight services. With respect to C&B, the Board also considered this amount in comparison to the median amount retained by advisers to funds in a sub-advised expense universe that was determined by Broadridge to be similar to the Specialized Technology Fund. In this regard, the Board noted the small size of the sub-advised expense universe. The Board also considered that the sub-advisory fees paid to C&B had been negotiated by Funds Management on an arm’s length basis. Given the affiliation between Funds Management and Wells Capital, the Board ascribed limited relevance to the allocation of fees between them.
In connection with the 2021 Annual Approval Process, the Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Advisers to other types of clients, if any, with investment strategies similar to those of each Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.
In connection with the New Agreement Approval Process, the Board noted the assurances received by it that there would be no increases to any of the Management Rates or the Sub-Advisory Fee Rates as a result of the Transaction. The Board also considered that the New Agreements do not change the computation method for calculating such fees, and there is no present intention to reduce expense waiver and reimbursement arrangements that are currently in effect. Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the New Management Agreement and to each of the Sub-Advisers under the New Sub-Advisory Agreements was reasonable.
Profitability
In connection with the 2021 Annual Approval Process, the Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo from providing services to the fund family as a whole. The Board noted that Wells Capital’s profitability information with respect to providing services to each Fund Wells Capital

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Board considerations (unaudited)
sub-advises and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis. The Board did not consider profitability with respect to C&B, as the sub-advisory fees paid to C&B had been negotiated by Funds Management on an arm’s-length basis.
Funds Management reported on the methodologies and estimates used in calculating profitability in connection with the 2021 Annual Approval Process, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.
In connection with the New Agreement Approval Process, the Board received certain information about NewCo’s projected financial condition, and reviewed with senior representatives of Funds Management, GTCR and Reverence Capital the underlying assumptions on which such information was based. The Board considered that NewCo is a newly formed entity, with no historical operations, revenues or expenses, and that it is difficult to predict with any degree of certainty the future profitability of NewCo and the Advisers from advisory activities under the New Agreements. The Board considered that the fee rates payable under the New Agreements will not increase as a result of the Transaction as compared to the rates under the Current Agreements, and that the current contractual expense limitations applicable to each Fund will not increase. The Board noted that if the New Agreements are approved by shareholders and the Transaction closes, the Board will have the opportunity in the future to review the profitability of NewCo and the Advisers from advisory activities under the New Agreements.
Economies of scale
In connection with the 2021 Annual Approval Process, the Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Funds, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted the existence of breakpoints in each Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that, in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
In connection with the New Agreement Approval Process, the Board noted that NewCo and the Advisers may benefit from possible growth of the Funds resulting from enhanced distribution capabilities. However, the Board noted that other factors could also affect the potential for economies of scale, and that it was not possible to quantify any potential future economies of scale. Based upon the information furnished to the Board in connection with the 2021 Annual Approval Process and the New Agreement Approval Process, the Board concluded that Funds Management’s arrangements with respect to each Fund, including contractual breakpoints and expense limitation arrangements, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.
“Fall-out” benefits to Funds Management and the Sub-Advisers
In connection with the 2021 Annual Approval Process, the Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including Wells Capital, and C&B as a result of their relationships with the Funds. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Funds and benefits potentially derived from an increase in Funds Management’s and the Sub-Advisers’ business as a result of their relationships with the Funds. The Board noted that various current affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.
In connection with the 2021 Annual Approval Process, the Board also reviewed information about soft dollar credits earned and utilized by the Sub-Advisers, fees earned by Funds Management and Wells Capital from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker of Wells Fargo from portfolio transactions.
In connection with the New Agreement Approval Process, the Board received information to the effect that the Transaction is not expected to have a material impact on the fall-out benefits currently realized by Funds Management and its affiliates, including Wells Capital, and C&B. The information reviewed by the Board also noted that several of the ancillary benefits identified for WFAM would be potential ancillary benefits for NewCo, including that the scale and reputation of the Funds might benefit NewCo’s broader reputation, product initiatives, technology investment and talent acquisition. Based on its consideration of the

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Board considerations (unaudited)
factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits expected to be received by Funds Management and its affiliates, including NewCo and Wells Capital, and C&B under the New Agreements were unreasonable.
Conclusion
At the Board Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Funds Management and to each of the Sub-Advisers under the New Agreements is reasonable, approved the New Agreements for a two-year term, and voted to recommend that Fund shareholders approve the New Agreements.

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Board considerations (unaudited)
Board Considerations - Interim Agreements
At a meeting held on May 17-19, 2021 (the “Board Meeting”), the Boards of Trustees (each, a “Board”, and collectively, the “Boards”) of Wells Fargo Funds Trust, Wells Fargo Master Trust, Wells Fargo Variable Trust, Wells Fargo Global Dividend Opportunity Fund, Wells Fargo Income Opportunities Fund, Wells Fargo Multi-Sector Income Fund and Wells Fargo Utilities and High Income Fund (each a “Trust”, and the series thereof, a “Fund”) reviewed and approved for the Trusts and Funds, as applicable: (i) interim investment management agreements (the “Interim Management Agreements”) with Wells Fargo Funds Management, LLC (“Funds Management”); (ii) interim investment advisory agreements (the “Interim Advisory Agreements”) with Funds Management; and (iii) interim sub-advisory agreements (the “Interim Sub-Advisory Agreements”) with each of Cooke & Bieler, L.P., Galliard Capital Management, LLC (“Galliard”), Peregrine Capital Management Inc., Wells Capital Management, LLC (“WellsCap”), and Wells Fargo Asset Management (International) Limited (“WFAMI”, and collectively, the “Sub-Advisers”). Each Trustee on the Board is not an “interested person” (as defined in the Investment Company Act of 1940 (the “1940 Act”) of the Funds (collectively, the “Independent Trustees”). The Interim Management Agreements, Interim Advisory Agreements, and Interim Sub-Advisory Agreements are collectively referred to as the “Interim Advisory Agreements.”
At the Board Meeting, the Boards reviewed and approved the continuation of existing investment management, advisory and sub-advisory agreements (the “Current Advisory Agreements”) for each Trust and Fund, as applicable. The factors considered and conclusions reached by the Boards in approving the Current Advisory Agreements are summarized in the section entitled “Board Considerations – Current Agreements” of this shareholder report. The Boards noted that Wells Fargo & Company has entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”), which includes Funds Management, Galliard, WellsCap and WFAMI (the “Affiliated Sub-Advisers”), to a holding company affiliated with private funds of GTCR LLC and Reverence Capital Partners, L.P. (the “Transaction”). The Boards further noted that the Transaction would result in a change-of-control of Funds Management and the Affiliated Sub-Advisers, which would be considered to be an “assignment” under the 1940 Act that would terminate the Current Advisory Agreements. At the Board Meeting, the Boards also reviewed and approved new investment management, advisory and sub-advisory agreements (the “New Advisory Agreements”) for each Trust and Fund, as applicable, that would replace the Current Advisory Agreements upon consummation of the Transaction, subject to approval of the New Advisory Agreements by the applicable Trust’s or Fund’s shareholders. The factors considered and conclusions reached by the Boards in approving the New Advisory Agreements are summarized in the section entitled “Board Considerations – New Agreements” of this shareholder report.
At the Board Meeting, the Boards also approved the Interim Advisory Agreements, which will go into effect for a Trust or Fund only in the event that shareholders of such Trust or Fund do not approve the New Advisory Agreement(s) for the Trust or Fund by the closing date of the Transaction, when the Current Advisory Agreements will terminate. The Board noted that, in such a circumstance, the Interim Advisory Agreements will permit continuity of management by allowing Funds Management and the Sub-Advisers to continue providing services to the Trust or Fund pursuant to the Interim Advisory Agreements while the Trust or Fund continues to solicit shareholder approval of such New Advisory Agreement(s). The Boards noted that the terms of the Interim Advisory Agreements are identical to those of the Current Advisory Agreements, except for the term and the addition of escrow provisions with respect to the advisory fees. The Boards also noted that the entities that would service the Funds and Trusts under the Interim Advisory Agreements are identical to those that provide services under the Current Advisory Agreements and those that will provide services under the New Advisory Agreements.
In approving the Interim Advisory Agreements, the Boards considered the same factors and reached the same conclusions as they considered and reached with respect to the Boards’ approvals of the Current Advisory Agreements and New Advisory Agreements, as applicable, which are described in separate Board Consideration sections within this shareholder report. Prior to the Board Meeting, including at a series of meetings held in April and May 2021, the Trustees conferred extensively among themselves and with senior representatives of Funds Management, GTCR LLC and Reverence Capital Partners, L.P. about the Interim Advisory Agreements and related matters. The Independent Trustees were assisted in their evaluation of the Interim Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
At the Board Meeting, after considering the factors and reaching the conclusions described in the separate Board Consideration sections within this shareholder report, the Boards unanimously determined that the compensation payable to Funds Management and to each Sub-Adviser under each of the Interim Advisory Agreements was reasonable, and approved the Interim Advisory Agreements.

Wells Fargo High Yield Municipal Bond Fund  |  49

For more information
More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Wells Fargo Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: wfam.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-866-765-0778
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund's website at wfam.com. Read the prospectus carefully before you invest or send money.
Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management, LLC and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE
© 2021 Wells Fargo & Company. All rights reserved.
PAR-0721-00675 08-21
A264/AR264 06-21

Annual Report
June 30, 2021
Wells Fargo
Intermediate Tax/AMT-Free Fund

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The views expressed and any forward-looking statements are as of June 30, 2021, unless otherwise noted, and are those of the Fund's portfolio managers and/or Wells Fargo Asset Management. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.
 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE

Wells Fargo Intermediate Tax/AMT-Free Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Wells Fargo Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Wells Fargo Intermediate Tax/AMT-Free Fund for the 12-month period that ended June 30, 2021. Despite the continued challenges presented by the spread of COVID-19 cases and the business restrictions implemented throughout much of the world, global stocks showed robust returns, supported by global stimulus programs, a rapid vaccination rollout, and recovering consumer and corporate sentiment. Bond markets mostly produced positive returns, as investors searched for yield and diversification during difficult market stretches.
For the 12-month period, equities had robust returns, as policymakers continued to fight the effects of COVID-19. Emerging market stocks led both non-U.S. developed market equities and U.S. stocks. Gains by fixed-income securities were varied, though mostly positive. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 40.79%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 35.72%, while the MSCI EM Index (Net),3 had stronger performance with a 40.90% gain. Among bond indexes, the Bloomberg Barclays U.S. Aggregate Bond Index,4 returned -0.33%, the Bloomberg Barclays Global Aggregate ex-USD Index (unhedged),5 gained 4.60%, the Bloomberg Barclays Municipal Bond Index,6 returned 4.17%, and the ICE BofA U.S. High Yield Index,7 returned 15.62%.
Efforts to contain COVID-19 drove market performance.
July was broadly positive for equities and fixed income. However, economic data and a resurgence of COVID-19 cases underscored the urgent need to regain control of the pandemic. Second-quarter gross domestic product (GDP) shrank from the previous quarter by 9.5% and 12.1% in the U.S. and the eurozone, respectively. In contrast, China’s second-quarter GDP grew 3.2% year over year. The U.S. economy added 1.8 million jobs in July, but a double-digit jobless rate persisted.
The stock market continued to rally in August despite concerns over rising numbers of U.S. and European COVID-19 cases as well as the expiration of the $600 weekly bonus unemployment benefit in July. Relatively strong second-quarter earnings boosted investor sentiment along with the U.S. Federal Reserve (Fed) Board’s announcement of a monetary policy shift expected to support longer-term low interest rates. U.S. manufacturing and services activity indexes beat expectations while the U.S. housing market maintained strength. In Europe, retail sales expanded and consumer confidence was steady. China’s economy continued to expand.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]	The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[4]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]	The Bloomberg Barclays Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2021. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Intermediate Tax/AMT-Free Fund

Letter to shareholders (unaudited)
Stocks grew more volatile in September on mixed economic data. U.S. economic activity continued to grow. However, U.S. unemployment remained elevated at 7.9% in September. With the U.S. Congress delaying further fiscal relief and uncertainties surrounding a possible vaccine, doubts crept back into the financial markets. In the U.K., a lack of progress in Brexit talks weighed on markets. China’s economy picked up steam, fueled by increased global demand.
In October, capital markets stepped back from their six-month rally. Market volatility rose in advance of the U.S. election and amid a global increase in COVID-19 infections. Europe introduced tighter restrictions affecting economic activity. U.S. markets looked favorably at the prospect of Democratic control of the federal purse strings, which could lead to additional fiscal stimulus and a boost to economic activity. Meanwhile, China reported 4.9% third-quarter GDP growth.
Global stocks rallied in November, propelled by optimism over three promising COVID-19 vaccines. Reversing recent trends, value stocks outperformed growth stocks and cyclical stocks outpaced information technology (IT) stocks. However, U.S. unemployment remained elevated, with a net job loss of 10 million since February. The eurozone services Purchasing Managers' Index, a monthly survey of purchasing managers, contracted sharply while the region’s manufacturing activity grew. The U.S. election results added to the upbeat mood as investors anticipated more consistent policies in the new administration.
Financial markets ended the year with strength on high expectations for a rapid rollout of the COVID-19 vaccines, the successful passage of a $900 billion stimulus package, and rising expectations of additional economic support from a Democratic-led Congress. U.S. economic data were mixed with still-elevated unemployment and weak retail sales but growth in manufacturing output. In contrast, China’s economic expansion continued in both manufacturing and nonmanufacturing. U.S. COVID-19 infection rates continued to rise even as new state and local lockdown measures were implemented.
The year 2021 began with emerging market stocks leading all major asset classes in January, driven by China’s strong economic growth and a broad recovery in corporate earnings, which propelled China’s stock market higher. In the United States, positive news on vaccine trials and January expansion in both the manufacturing and services sectors was offset by a weak December monthly jobs report. This was compounded by technical factors as some hedge funds were forced to sell stocks to protect themselves against a well-publicized short squeeze coordinated by a group of retail investors. Eurozone sentiment and economic growth were particularly weak, reflecting the impact of a new lockdown with stricter social distancing along with a slow vaccine rollout.
February saw major domestic equity indexes driven higher on the hope of a new stimulus bill, improving COVID-19 vaccination numbers, and the gradual reopening of the economy. Most S&P 500 companies reported better-than-expected earnings, with positive surprises coming from the financials, IT, health care, and materials sectors. Japan saw its economy strengthen as a result of strong export numbers. Meanwhile, crude oil prices continued their climb, rising more than 25% for the year. Domestic government bonds experienced a sharp sell-off in late February as markets priced in a more robust economic recovery and higher future growth and inflation expectations.
The passage of the massive domestic stimulus bill highlighted March activity, leading to increased forecasts for U.S. growth in 2021. Domestic employment surged as COVID-19 vaccinations and an increasingly open economy spurred hiring. A majority of U.S. small companies reported they were operating at pre-pandemic capacity or higher. Value stocks continued its outperformance of growth stocks in the month, continuing the trend that started in late 2020. Meanwhile, most major developed global equity indexes were up month to date on the back of rising optimism regarding the outlook for global growth. While the U.S. and U.K. had been most successful in terms of the vaccine rollout, even in markets where the vaccine lagged, such as in the eurozone and Japan, equity indexes in many of those countries had also been in positive territory for the year.
“The passage of the massive domestic stimulus bill highlighted March activity, leading to increased forecasts for U.S. growth in 2021.”

Wells Fargo Intermediate Tax/AMT-Free Fund  |  3

Letter to shareholders (unaudited)
Equity markets produced another strong showing in April. Domestically, the continued reopening of the economy had a strong impact on positive equity performance, as people started leaving their households and jobless claims continued to fall. Domestic corporate bonds performed well and the U.S. dollar weakened. Meanwhile, the U.S. government continued to seek to invest in the recovery, this time by outlining a package of over $2 trillion to improve infrastructure. The primary headwind in April was inflation, as investors tried to determine the breadth and longevity of recent price increases. Developed Europe has been supported by a meaningful increase in the pace of vaccinations. Unfortunately many emerging market countries have not been as successful. India in particular has seen COVID-19 cases surge, serving as an example of the need to get vaccinations rolled out to less developed nations.
Vaccine rollouts continued in May, leading to loosened restrictions globally. As a result, equity markets in general saw a minor increase in returns. Concerns that the continued economic rebound could result in inflation increases becoming more than transitory were supported by the higher input costs businesses were experiencing. Meanwhile, those inflation concerns were tempered by the Fed, which stayed steady on its view of the economy and eased fears of a sudden and substantial policy change. Positive performance in the emerging market equity space was supported this month by steady consumer demand and strong commodity prices. Fixed-income markets were also slightly positive for the month, driven by inflation uncertainty and a softer U.S. dollar.
June witnessed the S&P 500 Index reach a new all-time high. 2021 economic growth and inflation forecasts were revised higher to reflect a strong economic recovery and some supply and demand imbalances. Late June saw a deal reached on a U.S. infrastructure package of approximately $1 trillion for road, bridge, and broadband network upgrades over the next eight years. The Fed’s June meeting yielded no change to policy, but its projections pointed to a possible interest rate rise in 2023. This, combined with a rebound in economic activity and investors searching for yield, led to U.S. Treasury yields being down for the month. Many European and Asian countries saw vaccination momentum increase, while the U.K. dealt with a rise in COVID-19 infections, specifically the Delta variant. Meanwhile, crude oil jumped over 10% in June on the back of the pickup in global economic activity and the Organization of the Petroleum Exporting Countries’ slow pace of supply growth.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Wells Fargo Funds
“ 2021 economic growth and inflation forecasts were revised higher to reflect a strong economic recovery and some supply and demand imbalances.”

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

4  |  Wells Fargo Intermediate Tax/AMT-Free Fund

Letter to shareholders (unaudited)
Preparing for LIBOR Transition
The global financial industry is preparing to transition away from the London Interbank Offered Rate (LIBOR), a key benchmark interest rate, to new alternative rates. LIBOR underpins trillions of dollars of financial contracts. It is the benchmark rate for a wide spectrum of products ranging from residential mortgages to corporate bonds to derivatives. Regulators have called for a market-wide transition away from LIBOR to successor reference rates by the end of 2021 (by June 30, 2023 for most tenors of the U.S. dollar LIBOR), which requires proactive steps be taken by issuers, counterparties, and asset managers to identify impacted products and adopt new reference rates.
The Fund holds one or more securities that use LIBOR as a floating reference rate and has a maturity date after December 31, 2021.
Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of successor reference rates, and any potential effects of the transition away from LIBOR on investment instruments that use it as a benchmark rate. The transition process may result in, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and could negatively impact the value of certain instruments held by the Fund.
Wells Fargo Asset Management is monitoring LIBOR exposure closely and has put resources and controls in place to manage this transition effectively. The Fund’s portfolio management team is evaluating LIBOR holdings to understand what happens to those securities when LIBOR ceases to exist, including examining security documentation to identify the presence or absence of fallback language identifying a replacement rate to LIBOR.
While the pace of transition away from LIBOR will differ by asset class and investment strategy, the portfolio management team will monitor market conditions for those holdings to identify and mitigate deterioration or volatility in pricing and liquidity and ensure appropriate actions are taken in a timely manner.
Further information regarding the potential risks associated with the discontinuation of LIBOR can be found in the Fund’s Statement of Additional Information.

Wells Fargo Intermediate Tax/AMT-Free Fund  |  5

Performance highlights (unaudited)
Investment objective	The Fund seeks current income exempt from federal income tax.
Manager	Wells Fargo Funds Management, LLC
Subadviser	Wells Capital Management, LLC
Portfolio managers	Bruce R. Johns, Robert J. Miller, Adrian Van Poppel, Nicholos Venditti*

Average annual total returns (%) as of June 30, 2021
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (WFTAX)	7-31-2007	0.80	1.77	3.11	3.92	2.39	3.43	0.79	0.70
Class C (WFTFX)	7-31-2007	2.14	1.63	2.66	3.14	1.63	2.66	1.54	1.45
Class R6 (WFRTX)[3]	7-31-2018	–	–	–	4.14	2.66	3.70	0.41	0.40
Administrator Class (WFITX)	3-31-2008	–	–	–	4.02	2.50	3.53	0.73	0.60
Institutional Class (WITIX)	3-31-2008	–	–	–	4.17	2.65	3.70	0.46	0.45
Bloomberg Barclays Municipal Bond 1-15 Year Blend Index[4]	–	–	–	–	3.08	2.82	3.52	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 3.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period.Class R6, Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through October 31, 2021, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.70% for Class A, 1.45% for Class C, 0.40% for Class R6, 0.60% for Administrator Class, and 0.45% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.
[4]	The Bloomberg Barclays Municipal Bond 1–15 Year Blend Index is the 1–15 year component of the Bloomberg Barclays Municipal Bond Index. The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to high-yield securities risk and municipal securities risk. Consult the Fund’s prospectus for additional information on these and other risks. A portion of the Fund’s income may be subject to federal, state, and/or local income taxes or the Alternative Minimum Tax (AMT). Any capital gains distributions may be taxable.

*	Mr. Venditti became a portfolio manager of the Fund on September 1, 2020.

6  |  Wells Fargo Intermediate Tax/AMT-Free Fund

Performance highlights (unaudited)
Growth of $10,000 investment as of June 30, 20211
[1]	The chart compares the performance of Class A shares for the most recent ten years with the Bloomberg Barclays Municipal Bond 1-15 Year Blend Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 3.00%.

Wells Fargo Intermediate Tax/AMT-Free Fund  |  7

Performance highlights (unaudited)
MANAGER'S DISCUSSION
Fund highlights
■	The Fund outperformed its benchmark, the Bloomberg Barclays Municipal Bond 1–15 Year Blend Index, for the 12-month period that ended June 30, 2021.
■	Credit positioning was the largest contributor to performance as our overweight lower investment-grade bonds (A-rated and BBB-rated) relative to higher investment-grade bonds (AAA-rated and AA-rated) aided returns as lower-grade bonds outperformed. Selection within the BBB category was a modest detractor.
■	Sector allocation was modestly positive while security selection was a key driver of positive performance. Underweights to state general obligation (GO), electric revenue, and water and sewer bonds were positive as these sectors underperformed while a modest overweight to local GO’s detracted.
■	Yield-curve positioning was a modest contributor to performance as our underweight to the short end of the yield curve and overweight to the longer end of the intermediate curve offset a modest overweight to the 4 – 8 year part of the curve which underperfomed.
■	We tactically moved duration around during the period from modestly short to modestly long relative to the benchmark. Overall duration positioning during the period had no material impact on performance.
The COVID-19 pandemic and the associated recovery efforts were the dominant market influences over the 12-month period.
The state of the pandemic in the U.S. deteriorated in the fall of 2020, with average daily confirmed cases of COVID-19 exceeding 250,000 late in the year. Hospitalizations and deaths from the virus also reached their highest points of the pandemic in the fall before it was announced that several promising vaccines would soon become available. The rollout of the vaccination effort continues, but as of the end of the second quarter of 2021, more than 50% of the U.S. population has received at least one dose of a vaccine. This brought new daily confirmed cases down to less than 12,000 by late June and has broadly allowed economies around the country to reopen and for economic activity to accelerate.
The U.S. economy has also staged a significant recovery from the depths of the recession and pandemic. Unemployment, which reached a multi-generational high level of over 14% in the spring of 2020, has fallen throughout the period to below 6%. The pace of the employment recovery has slowed materially in 2021, and the recovery has been uneven, upending employment progress made by several demographic groups over the past decade. Enhanced unemployment benefits, a portion of the massive fiscal stimulus injected into the economy over the past year, began to expire in many states near the end of the reporting period. Close attention will be paid to how employment progress evolves as these benefits expire. U.S. gross domestic product, after seeing the sharpest drop and largest increase on record in the post-war era in the second and third quarters of 2020, has continued to recover. The first-quarter 2021 reading came in at a very strong 6.4%. The increase in growth has led to expectations for higher inflation. The U.S. Federal Reserve (Fed) Board formally adopted a policy of allowing inflation to
Credit quality as of June 30, 2021[1]
[1]	The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/ or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the Fund’s portfolio with the ratings depicted in the chart are calculated based on the market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of the three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.

8  |  Wells Fargo Intermediate Tax/AMT-Free Fund

Performance highlights (unaudited)
average 2% over "a period of time." Inflation readings in 2021 have risen, though Fed officials continue to suggest that they perceive this inflation as transitory. They see the supply chain bottlenecks and employment market distortions brought on by the pandemic abating, which they believe will allow inflation to fall back towards their 2% target over the next few years.
U.S. Treasury yields rose throughout the period, with the yield on the 10-year Treasury ending the period 79 basis points (bps; 100 bps equal 1.00%) higher than it started. Rising Treasury yields affected most fixed-income sectors in the first quarter of 2021, with corporate bonds seeing their worst start to a year since 1980. Municipal yields, by contrast, fell over the last 12-month period. The yield to worst for the Bloomberg Barclays Municipal Bond Index dropped nearly 50 bps since the end of June 2020. Inflows into municipal bond mutual funds and exchange-traded funds were positive for 57 out of the past 58 weeks, and flows through June 2021 alone would make this year the third-highest year of inflows for the asset class on record. This solid technical support has brought municipal-to-Treasury yield ratios to record lows and broadly lifted bond prices across the municipal bond market. Issuance for lower investment-grade-rated issues and high-yield municipal bond issues were met with significant demand, bringing yields down further. Fundamentals in the municipal market have been strongly supported by the huge amounts of fiscal stimulus injected into the economy by the federal government. More than $5 trillion in stimulus was approved and began being distributed during the period. Municipal bond issuers benefited from hundreds of billions of dollars in stimulus, which helped shore up fundamentals weakened by the pandemic and recession.
Factors across the market influenced Fund performance.
Coming into the year, municipal bonds had positive momentum in terms of technical factors, with reduced tax-exempt supply and positive fund flows. High-grade bonds continued to rally as the year began, and lower investment-grade and high-yield bonds caught a bid early in the year and, with a brief exception, have rallied pretty steadily throughout the year. Lower investment-grade and high-yield bonds outperformed by a wide margin, with A-rated bonds returning 5.77%, BBB-rated bonds returning 10.92%, and high-yield bonds returning 14.34% for the 12-month period ending June 30, 2021, compared with AAA-rated and AA-rated bonds returning 2.09% and 2.97%, respectively. Longer duration was also a winning strategy as the longer end of the yield curve outperformed. As the year concluded, we hit new historic spreads for certain BBB-rated and A-rated names and, while we were not at all-time lows in rates, we finished the year not all that far away.
Effective maturity distribution as of June 30, 2021[1]
[1]	Figures represent the percentage of the Fund's long-term investments. These amounts are subject to change and may have changed since the date specified.
Our overall duration positioning was neutral on performance as we tactically moved duration around from modestly short to modestly long to take advantage of supply/demand imbalances. We ended the period modestly long in anticipation of strong summer seasonals.
Yield-curve positioning was a modest contributor to performance, as our underweight to the shorter end of the yield curve and overweight to the longer end of the yield curve paid dividends as investor demand for longer-dated securities drove rates down as they sought to keep income on the books in a rapidly declining yield environment. This positioning offset a modest overweight to the 4 – 8 year part of the curve which underperfomed.
Credit and selection were the two largest contributors to performance. Our overweights to lower investment-grade bonds, and a modest allocation to high yield was positive as lower-quality bonds outperformed by a wide margin. Despite the overweight to BBB, the best performing investment grade rating category, we underperformed the index indicating sub-par selection within the category.
Sector allocation was an overall modest contributor to performance, with selection within the sectors providing the biggest boost to returns. Exposure to previously beat down sectors such as housing, hospitals, and IDR/PCR’s helped drive positive performance as these sectors outperformed. A modest underweight to transportation, which outperformed, detracted but was offset by selection within the sector as our transportation bonds bested index returns.
Outlook
The municipal bond market has performed exceptionally well on the heels of strong technical support. While we believe much of that support remains in place, we are cognizant of the fact that higher rates may be on the horizon. As we move into the fall of 2021, we believe security selection remains paramount. At current valuations, investors can no longer

Wells Fargo Intermediate Tax/AMT-Free Fund  |  9

Performance highlights (unaudited)
rely on price appreciation to drive results. Rather, consistent, durable income will be critical. We remain focused on constructing portfolios that are well positioned to perform through an economic cycle, providing our investors with a stable income stream.

10  |  Wells Fargo Intermediate Tax/AMT-Free Fund

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from January 1, 2021 to June 30, 2021.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 1-1-2021	Ending account value 6-30-2021	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,010.86	$3.49	0.70%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.32	$3.51	0.70%
Class C
Actual	$1,000.00	$1,007.09	$7.22	1.45%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.60	$7.25	1.45%
Class R6
Actual	$1,000.00	$1,012.36	$2.00	0.40%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.81	$2.01	0.40%
Administrator Class
Actual	$1,000.00	$1,011.36	$2.99	0.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.82	$3.01	0.60%
Institutional Class
Actual	$1,000.00	$1,012.11	$2.25	0.45%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.56	$2.26	0.45%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Wells Fargo Intermediate Tax/AMT-Free Fund  |  11

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Municipal obligations: 99.49%
Alabama: 1.38%
Education revenue: 0.20%
Auburn AL Refunding Bond Series A	4.00%	6-1-2033	$ 1,000,000	$ 1,142,611
University of West Alabama General Fee Bond (AGM Insured)	4.00	1-1-2033	595,000	698,221
University of West Alabama General Fee Bond (AGM Insured)	4.00	1-1-2035	865,000	1,006,348
University of West Alabama General Fee Bond (AGM Insured)	4.00	1-1-2037	920,000	1,064,127
				3,911,307
Utilities revenue: 1.18%
Lower Alabama Gas Supply District Project #2	4.00	12-1-2050	11,430,000	12,999,852
Southeast Alabama Gas Supply District Project #2 Series B (1 Month LIBOR +0.85%) ±	0.91	6-1-2049	10,000,000	10,093,930
				23,093,782
				27,005,089
Alaska: 0.22%
Miscellaneous revenue: 0.22%
Matanuska Susitna Borough AK Goode Creek Correctional Project	4.00	9-1-2030	3,870,000	4,266,456
Arizona: 2.54%
Education revenue: 0.54%
Arizona Board of Regents University of Arizona System Series A	5.00	6-1-2037	2,645,000	3,377,054
Pima County AZ Community College District Series 2019	5.00	7-1-2034	500,000	626,456
Pima County AZ Community College District Series 2019	5.00	7-1-2035	600,000	750,886
Pima County AZ Community College District Series 2019	5.00	7-1-2036	500,000	624,430
Pima County AZ IDA New Plan Learning Project Series A	7.00	7-1-2021	185,000	185,000
Pima County AZ IDA New Plan Learning Project Series A	7.75	7-1-2035	4,910,000	4,931,513
				10,495,339
GO revenue: 0.35%
Estrella Mountain Ranch AZ Community Facilities District Refunding Bond (AGM Insured)	5.00	7-15-2025	585,000	680,359
Maricopa County AZ Elementary School District #28 Kyrene Elementary School Project 2010 Series B	5.00	7-1-2027	420,000	460,252
Maricopa County AZ Elementary School District #28 Kyrene Elementary School Project 2010 Series B	5.50	7-1-2029	960,000	1,061,569
Phoenix AZ Refunding Bond	5.00	7-1-2026	3,810,000	4,646,822
				6,849,002
Health revenue: 0.56%
RBC Municipal Products Incorporated (Royal Bank of Canada LOC, Royal Bank of Canada LIQ) 144Aø	0.06	2-1-2025	11,000,000	11,000,000
Miscellaneous revenue: 0.63%
Arizona Refunding Bond Certificate of Participation	5.00	9-1-2027	3,040,000	3,577,616
The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Intermediate Tax/AMT-Free Fund

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Miscellaneous revenue (continued)
Phoenix AZ Civic Improvement Corporation Series D	5.00%	7-1-2024	$ 190,000	$ 216,516
Phoenix AZ Civic Improvement Corporation Series D	5.00	7-1-2036	7,000,000	8,574,923
				12,369,055
Tax revenue: 0.33%
Arizona Sports & Tourism Authority Series A	5.00	7-1-2022	1,000,000	1,045,125
San Luis AZ Pledged Excise Tax Series A (BAM Insured)	5.00	7-1-2027	450,000	509,334
San Luis AZ Pledged Excise Tax Series A (BAM Insured)	5.00	7-1-2028	700,000	791,627
San Luis AZ Pledged Excise Tax Series A (BAM Insured)	5.00	7-1-2034	3,680,000	4,152,304
				6,498,390
Utilities revenue: 0.13%
Salt River Project AZ Electric System Revenue Bond 2017 Series A	5.00	1-1-2034	2,000,000	2,494,987
				49,706,773
Arkansas: 0.14%
Miscellaneous revenue: 0.14%
Arkansas Development Finance Authority Arkansas Division of Emergency Management Project	4.00	6-1-2033	500,000	589,313
Arkansas Development Finance Authority Arkansas Division of Emergency Management Project	4.00	6-1-2035	1,000,000	1,174,672
Arkansas Development Finance Authority Arkansas Division of Emergency Management Project	4.00	6-1-2036	850,000	996,403
				2,760,388
California: 5.88%
Airport revenue: 0.44%
Sacramento CA Airport System Senior Bond Series A	5.00	7-1-2026	1,315,000	1,599,473
Sacramento CA Airport System Senior Bond Series B	5.00	7-1-2032	600,000	754,896
Sacramento CA Airport System Senior Bond Series B	5.00	7-1-2033	500,000	626,370
Sacramento CA Airport System Senior Bond Series B	5.00	7-1-2034	1,000,000	1,249,109
Sacramento CA Airport System Senior Bond Series E	5.00	7-1-2026	750,000	912,247
Sacramento CA Airport System Senior Bond Series E	5.00	7-1-2027	1,750,000	2,183,624
Sacramento CA Airport System Senior Bond Series E	5.00	7-1-2028	1,000,000	1,275,667
				8,601,386
Education revenue: 0.36%
California CDA Series A	6.90	8-1-2031	1,670,000	1,677,822
University of California Limited Project Unrefunded Bond Series G	5.00	5-15-2037	5,210,000	5,431,802
				7,109,624
GO revenue: 2.72%
California Various Purposes	5.00	8-1-2030	1,575,000	1,922,223
California Various Purposes	5.00	8-1-2032	6,700,000	8,162,057
Cerritos CA Community College District CAB Series D ¤	0.00	8-1-2025	1,800,000	1,739,116
Compton CA Community College District Election of 2002 CAB Series C ¤	0.00	8-1-2029	1,565,000	1,371,781
Compton CA Community College District Election of 2002 CAB Series C ¤	0.00	8-1-2031	2,400,000	1,988,148
The accompanying notes are an integral part of these financial statements.

Wells Fargo Intermediate Tax/AMT-Free Fund  |  13

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
GO revenue (continued)
Los Angeles CA Unified School District Los Angeles County Series RYQ	4.00%	7-1-2037	$ 2,000,000	$ 2,429,265
Monterey County CA Alisal Union School District Series A (BAM Insured)	5.25	8-1-2042	1,500,000	1,885,694
New Haven CA Unified School District CAB Project (AGC Insured) ¤	0.00	8-1-2033	5,590,000	4,388,247
Patterson CA Unified School District CAB Election of 2008 Project Series B (AGM Insured) ¤	0.00	8-1-2033	3,000,000	2,349,426
Peralta CA Community College District Alameda County	5.00	8-1-2023	3,045,000	3,202,250
Peralta CA Community College District Alameda County	5.00	8-1-2024	3,000,000	3,154,589
Rio Hondo CA Community College District ¤	0.00	8-1-2030	2,315,000	2,023,010
San Diego CA Community College District Election of 2012	5.00	8-1-2032	3,095,000	3,406,700
San Diego CA Unified School District Election of 1998 Series E-2 (AGM Insured)	5.50	7-1-2027	5,000,000	6,453,027
Sylvan CA Unified School District CAB Election of 2006 (AGM Insured) ¤	0.00	8-1-2031	2,590,000	2,156,285
Sylvan CA Unified School District CAB Election of 2006 (AGM Insured) ¤	0.00	8-1-2032	2,800,000	2,272,437
West Contra Costa CA Unified School District Election of 2005 Series C-1 (AGC Insured) ¤	0.00	8-1-2026	4,620,000	4,385,264
				53,289,519
Health revenue: 0.29%
California CDA Series C	5.25	8-15-2031	3,000,000	3,018,445
California Municipal Finance Authority Institute of Aging Project	5.00	8-15-2032	975,000	1,199,773
California Municipal Finance Authority Institute of Aging Project	5.00	8-15-2033	1,150,000	1,412,778
				5,630,996
Housing revenue: 0.06%
California HFA Municipal Certificate of Participation Series 2 Class A	4.00	3-20-2033	977,039	1,151,780
Miscellaneous revenue: 0.94%
Anaheim CA PFA Convention Center Expansion Project Series A	5.00	5-1-2039	2,500,000	2,760,810
California Public Works Board Various Judicial Council Project Series D	5.25	12-1-2026	1,000,000	1,020,880
Foothill de Anza CA Community College District Certificate of Participation	5.00	4-1-2033	500,000	576,936
Gold Coast Transit District California Transit Finance Corporation Certificate of Participation	5.00	7-1-2027	520,000	636,881
San Diego CA Public Facilities Financing Authority Capital Improvement Projects Series B	5.00	10-15-2027	500,000	595,792
San Diego CA Public Facilities Financing Authority Capital Improvement Projects Series B	5.00	10-15-2028	1,000,000	1,189,708
Tender Option Bond Trust Receipts/Certifcates (Deutsche Bank LIQ) 144Aø	0.10	6-15-2055	11,595,000	11,595,000
				18,376,007
Transportation revenue: 0.52%
Bay Area CA Toll Authority Toll Bridge Series A (SIFMA Municipal Swap +1.25%) ±	1.28	4-1-2036	9,810,000	10,179,639
The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Intermediate Tax/AMT-Free Fund

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Utilities revenue: 0.55%
California Municipal Finance Authority	5.00%	10-1-2025	$ 1,500,000	$ 1,785,115
M-S-R California Energy Authority Gas Series B	7.00	11-1-2034	2,035,000	3,203,255
M-S-R California Energy Authority Gas Series C	7.00	11-1-2034	3,000,000	4,722,244
Sacramento CA Municipal Utility District Series B	5.00	8-15-2030	1,075,000	1,178,987
				10,889,601
				115,228,552
Colorado: 1.51%
GO revenue: 0.38%
Adams County CO 12 Five Star Schools Series B	5.00	12-15-2028	3,800,000	4,676,760
Mesa County CO Valley School District #51 Grand Junction	5.50	12-1-2035	2,175,000	2,800,052
				7,476,812
Miscellaneous revenue: 0.85%
Colorado Certificate of Participation Rural Colorado Series A	4.00	12-15-2036	1,500,000	1,866,194
Colorado Certificate of Participation Series A	4.00	12-15-2035	7,400,000	9,221,692
Regents of the University of Colorado Certificate of Participation Series A	5.00	11-1-2028	5,000,000	5,514,271
				16,602,157
Tax revenue: 0.16%
Colorado Regional Transportation District Denver Transit Partners Eagle P3 Project Series A & B	5.00	7-15-2028	885,000	1,110,755
Colorado Regional Transportation District Denver Transit Partners Eagle P3 Project Series A & B	5.00	1-15-2029	600,000	760,583
Colorado Regional Transportation District Denver Transit Partners Eagle P3 Project Series A & B	5.00	1-15-2030	1,000,000	1,290,890
				3,162,228
Utilities revenue: 0.09%
Colorado Springs CO Utilities System Series B (Landesbank Hessen-Thüringen SPA) ø	0.07	11-1-2036	1,800,000	1,800,000
Water & sewer revenue: 0.03%
Central Weld County CO Water District Revenue Bond (AGM Insured)	4.00	12-1-2033	500,000	607,092
				29,648,289
Connecticut: 1.50%
Education revenue: 0.40%
Connecticut HEFAR University of Hartford Issue Series N	5.00	7-1-2029	480,000	604,576
Connecticut HEFAR University of Hartford Issue Series N	5.00	7-1-2030	870,000	1,087,115
Connecticut Higher Education Supplemental Loan Authority Chesla Loan Program Series D	3.00	11-15-2035	1,000,000	1,036,039
University of Connecticut Series A	5.00	3-15-2032	4,355,000	5,184,412
				7,912,142
GO revenue: 0.88%
Bridgeport CT Series A	5.00	6-1-2031	1,855,000	2,377,236
Connecticut Series A	5.00	3-1-2029	2,500,000	2,796,611
The accompanying notes are an integral part of these financial statements.

Wells Fargo Intermediate Tax/AMT-Free Fund  |  15

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
GO revenue (continued)
Connecticut Series B	4.00%	6-1-2034	$ 750,000	$ 930,287
Connecticut Series B	5.00	6-15-2027	3,000,000	3,525,131
Connecticut Series F	5.00	11-15-2032	300,000	354,067
Hamden CT Refunding Bond Series A (BAM Insured)	5.00	8-15-2029	500,000	619,580
Hamden CT Refunding Bond Series A (BAM Insured)	5.00	8-15-2030	1,200,000	1,477,788
Hamden CT Series A (BAM Insured)	5.00	8-15-2026	2,000,000	2,403,390
Hamden CT Series A (BAM Insured)	5.00	8-15-2027	1,200,000	1,473,065
Hartford CT Series A (AGM Insured)	5.00	7-1-2026	1,050,000	1,231,779
				17,188,934
Miscellaneous revenue: 0.10%
Connecticut Series G	4.00	10-15-2026	1,985,000	2,074,654
Tax revenue: 0.12%
Connecticut Special Tax Obligation Bonds Series A	4.00	9-1-2036	1,000,000	1,138,619
Connecticut Special Tax Obligation Bonds Transportation Infrastructure Purposes Series A	5.00	8-1-2030	1,000,000	1,177,317
				2,315,936
				29,491,666
Delaware: 0.12%
Education revenue: 0.12%
Delaware EDA Odyssey Charter School Project Series B 144A	6.75	9-1-2035	2,000,000	2,267,209
District of Columbia: 1.66%
GO revenue: 0.72%
District of Columbia Series 2014C	5.00	6-1-2034	3,000,000	3,382,618
District of Columbia Series 2014C	5.00	6-1-2035	1,620,000	1,824,103
District of Columbia Series 2016A	5.00	6-1-2033	5,000,000	6,020,629
District of Columbia Series 2017A	5.00	6-1-2033	2,400,000	2,965,900
				14,193,250
Miscellaneous revenue: 0.33%
District of Columbia Federal Highway Grant Anticipation Bond	5.00	12-1-2025	3,520,000	3,749,825
District of Columbia Federal Highway Grant Anticipation Bond	5.25	12-1-2025	2,630,000	2,640,648
				6,390,473
Tax revenue: 0.19%
Washington District of Columbia Convention and Sports Authority Dedicated Tax Refunding Bond Senior Lien Series A	4.00	10-1-2034	750,000	908,223
Washington District of Columbia Convention and Sports Authority Dedicated Tax Refunding Bond Senior Lien Series B	4.00	10-1-2033	720,000	873,483
The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Intermediate Tax/AMT-Free Fund

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Tax revenue (continued)
Washington District of Columbia Convention and Sports Authority Dedicated Tax Refunding Bond Senior Lien Series B	4.00%	10-1-2034	$ 650,000	$ 787,126
Washington District of Columbia Convention and Sports Authority Dedicated Tax Refunding Bond Senior Lien Series B	4.00	10-1-2035	1,000,000	1,208,782
				3,777,614
Transportation revenue: 0.27%
Washington Metropolitan Airport Authority Dulles Toll Road Series B	5.00	10-1-2034	1,250,000	1,581,193
Washington Metropolitan Area Transit Authority Series B	5.00	7-1-2032	3,000,000	3,700,839
				5,282,032
Water & sewer revenue: 0.15%
District of Columbia Water & Sewer Authority Public Utility Senior Lien Series A	5.00	10-1-2037	2,260,000	2,838,777
				32,482,146
Florida: 5.58%
Airport revenue: 0.95%
Hillsborough FL Aviation Authority Tampa International Airport Customer Facility Series A	5.00	10-1-2044	8,335,000	9,429,760
Jacksonville FL Port Authority Series B	5.00	11-1-2035	2,045,000	2,577,495
Miami-Dade County FL Aviation Refunding Bond Series A	4.00	10-1-2035	1,600,000	1,929,466
Miami-Dade County FL Aviation Refunding Bond Series A	4.00	10-1-2036	1,700,000	2,045,878
Miami-Dade County FL Aviation Refunding Bond Series A	4.00	10-1-2037	2,250,000	2,700,172
				18,682,771
Health revenue: 0.51%
Florida Health System Lee Memorial Hospital Series A	5.00	4-1-2036	4,500,000	5,669,704
Lee Memorial Health System Series B ø	0.11	4-1-2049	1,800,000	1,800,000
Miami-Dade County FL Health Facilities Authority Nicklaus Children's Hospital Project	5.00	8-1-2031	500,000	613,514
Miami-Dade County FL Health Facilities Authority Nicklaus Children's Hospital Project	5.00	8-1-2033	1,645,000	2,010,088
				10,093,306
Miscellaneous revenue: 2.21%
Boynton FL PFA Capital Improvement Series 2018	4.00	7-1-2030	2,090,000	2,505,609
Boynton FL PFA Capital Improvement Series 2018	5.00	7-1-2035	3,590,000	4,514,710
Duval County FL School Board Certificate of Participation Series B	5.00	7-1-2028	2,500,000	2,915,958
Duval County FL School Board Certificate of Participation Series B	5.00	7-1-2029	5,000,000	5,821,176
Miami-Dade County FL School Board Certificate of Participation Series A	5.00	5-1-2031	3,000,000	3,379,735
Miami-Dade County FL School Board Certificate of Participation Series D	5.00	11-1-2027	6,600,000	7,554,462
Monroe County FL School Board Certificate of Participation Series A	5.00	6-1-2034	1,500,000	1,839,328
Monroe County FL School Board Certificate of Participation Series A	5.00	6-1-2035	1,000,000	1,224,911
The accompanying notes are an integral part of these financial statements.

Wells Fargo Intermediate Tax/AMT-Free Fund  |  17

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Miscellaneous revenue (continued)
Orange County FL School Board Certificate of Participation Series C	5.00%	8-1-2029	$ 2,000,000	$ 2,346,676
Orlando FL Senior Tourist Development 6th Cent Contract Payment Bond Series A (AGM Insured)	5.00	11-1-2032	2,000,000	2,487,697
Orlando FL Senior Tourist Development 6th Cent Contract Payment Bond Series A (AGM Insured)	5.00	11-1-2033	4,500,000	5,584,871
Orlando FL Senior Tourist Development 6th Cent Contract Payment Bond Series A (AGM Insured)	5.00	11-1-2034	600,000	743,346
Palm Beach County FL Refunding Bond	5.00	5-1-2029	2,000,000	2,416,188
				43,334,667
Tax revenue: 0.44%
Miami-Dade County FL Special Obligation Series A	5.00	10-1-2023	700,000	742,377
Polk County FL School District	5.00	10-1-2033	2,915,000	3,792,901
Tampa FL Sports Authority Stadium Project	5.00	1-1-2025	3,550,000	4,001,982
				8,537,260
Transportation revenue: 0.50%
Florida Department of Transportation Turnpike System Series A	5.00	7-1-2025	4,950,000	5,852,996
Florida Mid-Bay Bridge Authority Series A	5.00	10-1-2025	1,250,000	1,466,271
Osceola County FL Transportation Improvement and Refunding Bond Series A-1	5.00	10-1-2034	375,000	485,837
Osceola County FL Transportation Improvement and Refunding Bond Series A-1	5.00	10-1-2035	400,000	516,185
Osceola County FL Transportation Improvement and Refunding Bond Series A-1	5.00	10-1-2036	600,000	771,182
Osceola County FL Transportation Improvement and Refunding Bond Series A-1	5.00	10-1-2037	525,000	672,614
				9,765,085
Water & sewer revenue: 0.97%
North Sumter County FL Utility Dependent District Bond (BAM Insured)	5.00	10-1-2031	500,000	650,018
North Sumter County FL Utility Dependent District Bond (BAM Insured)	5.00	10-1-2032	950,000	1,232,659
North Sumter County FL Utility Dependent District Bond (BAM Insured)	5.00	10-1-2035	1,290,000	1,655,618
North Sumter County FL Utility Dependent District Bond (BAM Insured)	5.00	10-1-2036	880,000	1,126,586
Tohopekaliga FL Water Authority Utility System Bond 144A	5.00	10-1-2025	12,000,000	14,314,448
				18,979,329
				109,392,418
Georgia: 1.96%
Health revenue: 0.09%
Brookhaven GA Development Authority Children's Healthcare Series A	5.00	7-1-2035	1,300,000	1,681,688
Industrial development revenue: 0.03%
George L. Smith II Georgia World Congress Center Authority Convention Center Series 2021A	4.00	1-1-2036	500,000	596,519
The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Intermediate Tax/AMT-Free Fund

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Utilities revenue: 1.84%
Burke County GA Development Authority Oglethorpe Power Corporation Vogtle Project Series A	1.50%	1-1-2040	$ 3,000,000	$ 3,071,132
Burke County GA Development Authority Oglethorpe Power Corporation Vogtle Project Series E	3.25	11-1-2045	6,000,000	6,512,503
Dalton GA Utilities Bond	4.00	3-1-2033	1,100,000	1,325,907
Dalton GA Utilities Bond	4.00	3-1-2034	1,200,000	1,442,243
Georgia Municipal Electric Authority General Resolution Project Series A	4.00	1-1-2036	1,500,000	1,788,114
Georgia Municipal Electric Authority Project One Series A	5.00	1-1-2035	925,000	1,151,706
Georgia Municipal Electric Authority Units 3 & 4 Project Series A	5.00	1-1-2032	525,000	655,657
Georgia Municipal Electric Authority Units 3 & 4 Project Series A	5.00	1-1-2034	930,000	1,155,959
Georgia Municipal Electric Authority Units 3 & 4 Project Series A	5.00	1-1-2035	600,000	744,502
Main Street Natural Gas Incorporated Georgia Gas Project Series A	5.00	5-15-2029	2,600,000	3,343,390
Main Street Natural Gas Incorporated Georgia Gas Project Series A	5.50	9-15-2022	1,000,000	1,061,659
Main Street Natural Gas Incorporated Georgia Gas Project Subordinate Bond Series B (1 Month LIBOR +0.75%) ±	0.81	4-1-2048	10,000,000	10,049,820
Tender Option Bond Trust Receipts/Certificates Series 2021-XG0308 (Bank of America NA LIQ) 144Aø	0.09	1-1-2052	3,835,000	3,835,000
				36,137,592
				38,415,799
Guam: 0.34%
Airport revenue: 0.11%
Guam International Airport Authority	5.00	10-1-2022	1,000,000	1,054,980
Guam International Airport Authority	5.00	10-1-2023	1,135,000	1,195,244
				2,250,224
Tax revenue: 0.09%
Guam Government Privilege Business Tax Revenue Refunding Bond Series F %%	4.00	1-1-2036	1,500,000	1,740,554
Water & sewer revenue: 0.14%
Guam Government Waterworks Authority	5.25	7-1-2033	2,500,000	2,741,485
				6,732,263
Hawaii: 0.07%
Airport revenue: 0.07%
Hawaii Harbor System Series C	4.00	7-1-2036	500,000	608,520
Hawaii Harbor System Series C	4.00	7-1-2037	600,000	728,216
				1,336,736
Illinois: 16.82%
Airport revenue: 1.74%
Chicago IL Midway Airport Second Lien Refunding Bond Series B	4.00	1-1-2035	2,860,000	3,193,907
The accompanying notes are an integral part of these financial statements.

Wells Fargo Intermediate Tax/AMT-Free Fund  |  19

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Airport revenue (continued)
Chicago IL O'Hare International Airport Senior Lien (AGM Insured)	5.13%	1-1-2030	$ 2,610,000	$ 2,792,315
Chicago IL O'Hare International Airport Senior Lien (AGM Insured)	5.13	1-1-2031	3,335,000	3,567,958
Chicago IL O'Hare International Airport Senior Lien Series A	4.00	1-1-2038	1,000,000	1,182,430
Chicago IL O'Hare International Airport Senior Lien Series B	5.00	1-1-2030	8,025,000	9,240,167
Chicago IL O'Hare International Airport Senior Lien Series B	5.00	1-1-2036	1,530,000	1,926,722
Chicago IL O'Hare International Airport Senior Lien Series D	5.25	1-1-2032	8,755,000	9,382,874
Peoria IL Metropolitan Airport Authority Series D	5.00	12-1-2027	2,250,000	2,755,851
				34,042,224
Education revenue: 0.78%
Illinois Finance Authority Academic Facilities University of Illinois at Urbana-Champaign Project Series A	5.00	10-1-2026	450,000	547,745
Illinois Finance Authority Academic Facilities University of Illinois at Urbana-Champaign Project Series A	5.00	10-1-2031	400,000	514,933
Illinois Finance Authority Academic Facilities University of Illinois at Urbana-Champaign Project Series A	5.00	10-1-2039	700,000	885,194
Illinois Finance Authority Bradley University Project Series C	5.00	8-1-2032	2,500,000	2,898,943
Illinois Finance Authority University of Chicago Series 2021A %%	5.00	10-1-2033	2,000,000	2,815,271
Illinois Finance Authority Wesleyan University	5.00	9-1-2026	680,000	812,439
Northern Illinois University Board of Trustees Certificate of Participation (AGM Insured)	5.00	9-1-2022	1,325,000	1,394,644
Northern Illinois University Board of Trustees Certificate of Participation (AGM Insured)	5.00	9-1-2024	1,000,000	1,136,759
Quad Cities Illinois Regional EDA Augustana College Series 2005 (BMO Harris Bank NA LOC) ø	0.05	10-1-2035	1,000,000	1,000,000
Southern Illinois University Refunding Bond Housing And Auxiliary Facilities System (BAM Insured)	4.00	4-1-2029	400,000	477,406
Southern Illinois University Refunding Bond Housing And Auxiliary Facilities System (BAM Insured)	4.00	4-1-2030	525,000	631,788
University of Illinois Board of Trustees Auxiliary Facilities System Refunding Bonds	4.00	4-1-2030	2,000,000	2,110,126
				15,225,248
GO revenue: 3.45%
Bolingbrook, Will & Dupage Counties Refunding Bond Series A (AGM Insured)	5.00	1-1-2023	85,000	90,965
Chicago IL Board of Education CAB School Reform Series B-1 (NPFGC Insured) ¤	0.00	12-1-2025	3,380,000	3,214,172
Chicago IL Board of Education CAB School Reform Series B-1 (NPFGC Insured) ¤	0.00	12-1-2026	4,030,000	3,755,454
Chicago IL Board of Education Series 2021A	5.00	12-1-2035	2,000,000	2,590,720
Chicago IL CAB Series C ¤	0.00	1-1-2023	2,500,000	2,444,357
Chicago IL Metropolitan Reclamation Series B	5.00	12-1-2025	2,500,000	2,550,477
Chicago IL Park District Series A	5.00	1-1-2036	2,250,000	2,286,363
Chicago IL Park District Series B (BAM Insured)	5.00	1-1-2029	2,000,000	2,164,245
Chicago IL Series A	5.00	1-1-2025	750,000	830,280
Chicago IL Series C	5.00	1-1-2026	6,300,000	7,450,190
Cook County IL Community College District #508	5.25	12-1-2025	1,665,000	1,843,889
The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo Intermediate Tax/AMT-Free Fund

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
GO revenue (continued)
Cook County IL Community College District #508	5.25%	12-1-2027	$ 1,295,000	$ 1,431,503
Cook County IL Community College District #508	5.25	12-1-2028	1,250,000	1,380,492
Cook County IL Community College District #508	5.25	12-1-2030	3,000,000	3,304,637
Cook County IL Community College District #508	5.25	12-1-2031	3,200,000	3,519,713
Cook County IL Series A	5.00	11-15-2029	1,000,000	1,217,440
Cook County IL Series A	5.00	11-15-2034	1,300,000	1,576,073
Cook County IL Series A	5.25	11-15-2024	2,200,000	2,240,155
Cook County IL Series B	5.00	11-15-2023	600,000	666,137
Cook County IL Series C	5.00	11-15-2024	2,175,000	2,313,291
Cook County IL Series C	5.00	11-15-2025	2,450,000	2,604,858
Illinois (AGM Insured)	5.00	4-1-2026	5,000,000	5,611,859
Illinois Series A	5.00	4-1-2023	4,500,000	4,862,307
McHenry & Kane Counties IL Community Consolidated School District #158	5.63	1-15-2031	2,000,000	2,059,098
Sangamon, Logan & Menard Counties IL Williamsville Community Unit School District Series B (BAM Insured)	4.00	12-1-2037	700,000	819,305
Sangamon, Logan & Menard Counties IL Williamsville Community Unit School District Series B (BAM Insured)	5.00	12-1-2034	400,000	505,717
Sangamon, Logan & Menard Counties IL Williamsville Community Unit School District Series B (BAM Insured)	5.00	12-1-2035	450,000	567,907
Sangamon, Logan & Menard Counties IL Williamsville Community Unit School District Series B (BAM Insured)	5.00	12-1-2036	500,000	630,110
Stephenson County IL School District #145 Prerefunded Series 2018A (AGM Insured)	5.00	2-1-2033	285,000	360,954
Stephenson County IL School District #145 Unrefunded Series 2018A (AGM Insured)	5.00	2-1-2033	1,265,000	1,580,667
Waukegan IL Series B (AGM Insured)	4.00	12-30-2024	1,030,000	1,140,111
				67,613,446
Health revenue: 0.21%
Illinois Finance Authority Ann & Robert H. Laurie Children's Hospital Project of Chicago	5.00	8-15-2034	1,000,000	1,238,822
Illinois Finance Authority Edward Elmhurst Healthcare Series A	5.00	1-1-2026	1,000,000	1,194,331
Illinois Finance Authority Health Services Facility Lease Bond	5.00	10-1-2032	520,000	668,313
Illinois Finance Authority Lutheran Life Communities Obligated Group Series A	5.00	11-1-2035	900,000	1,037,714
				4,139,180
Housing revenue: 0.19%
Northern Illinois University Auxiliary Facilities System (BAM Insured) %%	4.00	10-1-2033	1,000,000	1,190,681
Northern Illinois University Auxiliary Facilities System (BAM Insured) %%	4.00	10-1-2036	1,100,000	1,304,195
Northern Illinois University Auxiliary Facilities System (BAM Insured) %%	5.00	10-1-2031	900,000	1,167,957
				3,662,833
Miscellaneous revenue: 0.75%
Illinois	5.00	7-1-2023	5,065,000	5,525,284
Illinois	5.50	7-1-2026	2,300,000	2,522,840
Illinois Refunding Bond	5.00	8-1-2024	1,000,000	1,051,334
The accompanying notes are an integral part of these financial statements.

Wells Fargo Intermediate Tax/AMT-Free Fund  |  21

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Miscellaneous revenue (continued)
Peoria IL Public Building Commission Illinois School District Facilities Refunding Bond (BAM Insured)	5.00%	12-1-2023	$ 4,040,000	$ 4,467,395
Peoria IL Public Building Commission Illinois School District Facilities Refunding Bond (BAM Insured)	5.00	12-1-2024	1,000,000	1,144,186
				14,711,039
Tax revenue: 7.33%
Chicago IL Sales Tax Refunding Bond	5.00	1-1-2027	3,000,000	3,478,781
Chicago IL Sales Tax Refunding Bond	5.00	1-1-2030	2,075,000	2,406,157
Chicago IL Sales Tax Securitization Bond Series A	5.00	1-1-2029	1,000,000	1,281,526
Chicago IL Sales Tax Securitization Bond Series C	5.00	1-1-2027	4,370,000	5,342,748
Chicago IL Sales Tax Securitization Bond Series C	5.25	1-1-2035	4,700,000	5,995,996
Chicago IL Transit Authority Sales Tax Receipts	5.25	12-1-2027	2,600,000	2,655,392
Cook County IL Sales Tax Bond Series 2017	5.00	11-15-2033	4,000,000	4,994,777
Cook County IL Sales Tax Bond Series 2018	5.25	11-15-2035	2,000,000	2,535,929
Cook County IL Sales Tax Bond Series 2021A	5.00	11-15-2036	1,160,000	1,515,798
Cook County IL Sales Tax Bond Series 2021A	5.00	11-15-2037	1,625,000	2,112,597
Illinois	5.00	6-15-2023	16,150,000	17,515,512
Illinois Junior Obligation	5.00	6-15-2025	6,000,000	6,515,422
Illinois Regional Transportation Authority (NPFGC Insured)	6.50	7-1-2026	8,615,000	10,455,680
Illinois Sales Tax Revenue Build Illinois Bond	5.00	6-15-2029	1,000,000	1,005,964
Illinois Series A	5.00	1-1-2027	10,625,000	10,876,585
Illinois Sports Facilities Authority State Tax Supported Refunding Bond	5.00	6-15-2028	1,000,000	1,217,887
Illinois Sports Facilities Authority State Tax Supported Refunding Bond (AGM Insured)	5.00	6-15-2028	2,500,000	2,776,039
Illinois Sports Facilities Authority State Tax Supported Refunding Bond (AGM Insured)	5.25	6-15-2030	4,000,000	4,447,148
Illinois Sports Facilities Authority State Tax Supported Refunding Bond (AGM Insured)	5.25	6-15-2032	3,000,000	3,323,394
Metropolitan Pier & Exposition Authority CAB McCormick Place Expansion Project Series A (NPFGC Insured) ¤	0.00	12-15-2029	35,200,000	29,906,213
Metropolitan Pier & Exposition Authority CAB McCormick Place Expansion Project Series A (NPFGC Insured) ¤	0.00	12-15-2030	12,800,000	10,553,627
Metropolitan Pier & Exposition Authority CAB McCormick Place Expansion Project Series B (NPFGC Insured) ¤	0.00	6-15-2029	10,000,000	8,621,569
Metropolitan Pier & Exposition Authority CAB McCormick Place Expansion Project Series B	5.00	12-15-2028	1,945,000	2,030,949
Southwestern Illinois Development Authority Local Government Program Collinsville Limited	5.00	3-1-2025	2,795,000	2,108,892
				143,674,582
Tobacco revenue: 0.17%
Railsplitter Tobacco Settlement Authority	5.00	6-1-2024	3,000,000	3,399,423
Transportation revenue: 0.17%
Illinois Toll Highway Authority Senior Bond Class A	5.00	1-1-2037	1,250,000	1,650,548
Illinois Toll Highway Authority Senior Bond Class A	5.00	1-1-2038	1,355,000	1,785,053
				3,435,601
Water & sewer revenue: 2.03%
Chicago IL Refunding Bond Second Lien Project	5.00	11-1-2023	1,515,000	1,611,958
Chicago IL Refunding Bond Second Lien Project	5.00	11-1-2025	620,000	656,491
Chicago IL Refunding Bond Second Lien Project	5.00	11-1-2026	2,000,000	2,118,696
The accompanying notes are an integral part of these financial statements.

22  |  Wells Fargo Intermediate Tax/AMT-Free Fund

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Water & sewer revenue (continued)
Chicago IL Refunding Bond Second Lien Project	5.00%	11-1-2028	$ 3,000,000	$ 3,168,814
Chicago IL Refunding Bond Second Lien Project	5.00	11-1-2029	1,490,000	1,574,195
Chicago IL Refunding Bond Second Lien Project	5.00	11-1-2033	1,000,000	1,129,528
Chicago IL Refunding Bond Second Lien Project (AGM Insured)	5.25	11-1-2033	2,000,000	2,518,291
Chicago IL Waste Water Transmission Second Lien	5.00	1-1-2023	2,335,000	2,389,616
Chicago IL Waste Water Transmission Second Lien	5.00	1-1-2024	2,000,000	2,048,511
Chicago IL Waste Water Transmission Second Lien	5.00	1-1-2027	2,670,000	2,972,873
Chicago IL Waste Water Transmission Second Lien	5.00	1-1-2028	3,500,000	3,583,292
Chicago IL Waste Water Transmission Second Lien	5.00	1-1-2029	4,700,000	4,809,460
Chicago IL Waste Water Transmission Second Lien	5.00	1-1-2032	1,000,000	1,104,731
Chicago IL Waste Water Transmission Second Lien	5.00	1-1-2033	1,000,000	1,104,731
Chicago IL Waste Water Transmission Second Lien	5.00	1-1-2034	1,000,000	1,104,731
Illinois Finance Authority Clean Water Initiative Revolving Fund Bond	5.25	7-1-2035	3,000,000	3,924,615
Sangamon IL Water Commission Refunding Bond (AGM Insured)	4.00	1-1-2029	525,000	616,496
Sangamon IL Water Commission Refunding Bond (AGM Insured)	4.00	1-1-2030	600,000	711,779
Sangamon IL Water Commission Refunding Bond (AGM Insured)	4.00	1-1-2031	625,000	749,101
Sangamon IL Water Commission Refunding Bond (AGM Insured)	4.00	1-1-2033	500,000	595,150
Sangamon IL Water Commission Refunding Bond (AGM Insured)	4.00	1-1-2036	570,000	672,395
Sangamon IL Water Commission Refunding Bond (AGM Insured)	4.00	1-1-2037	525,000	617,539
				39,782,993
				329,686,569
Indiana: 1.32%
Airport revenue: 0.07%
Indianapolis IN Local Public Improvement Bond Bank Series I	5.00	1-1-2033	1,120,000	1,459,677
Health revenue: 0.12%
Knox County IN EDA Series A	5.00	4-1-2022	925,000	954,801
Knox County IN EDA Series A	5.00	4-1-2023	665,000	686,272
Knox County IN EDA Series A	5.00	4-1-2026	750,000	772,661
				2,413,734
Miscellaneous revenue: 0.80%
Dubois IN Greater Jasper School Building Corporation First Mortgage Bond	5.00	7-15-2029	1,625,000	2,068,998
Indiana Finance Authority Stadium Project Series A	5.25	2-1-2028	2,000,000	2,362,455
Indianapolis IN Local Public Improvement Bond Bank Series E	5.00	1-1-2027	760,000	912,276
Indianapolis IN Local Public Improvement Bond Bank Series E	5.00	1-1-2028	1,000,000	1,200,364
Indianapolis IN Local Public Improvement Bond Bank Series E	5.00	1-1-2029	735,000	882,267
Indianapolis IN Local Public Improvement Bond Bank Series E	5.00	1-1-2030	1,375,000	1,650,500
The accompanying notes are an integral part of these financial statements.

Wells Fargo Intermediate Tax/AMT-Free Fund  |  23

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Miscellaneous revenue (continued)
Indianapolis IN Local Public Improvement Bond Bank Series E	5.00%	1-1-2031	$ 1,000,000	$ 1,200,364
Indianapolis IN Local Public Improvement Bond Bank Series E	5.00	1-1-2033	1,545,000	1,854,562
Indianapolis IN Local Public Improvement Bond Bank Series E	5.00	1-1-2034	2,000,000	2,400,727
North West Hendricks IN Multi-School Building Corporation Ad Valorem Mortgage Bond	4.00	7-15-2031	900,000	1,069,888
				15,602,401
Water & sewer revenue: 0.33%
Indiana Finance Authority First Lien Wastewater Utility Clean Water Project Series A	5.00	10-1-2030	2,315,000	2,651,736
Indiana Finance Authority First Lien Wastewater Utility Clean Water Project Series A	5.00	10-1-2031	1,035,000	1,185,822
Indiana Finance Authority First Lien Wastewater Utility Clean Water Project Series A	5.25	10-1-2038	2,500,000	2,531,497
				6,369,055
				25,844,867
Iowa: 0.45%
GO revenue: 0.14%
Altoona IA Annual Appropriation Urban Renewal Refunding Bond	5.00	6-1-2027	2,310,000	2,775,910
Industrial development revenue: 0.13%
Iowa Finance Authority Midwestern EDA CJ Bio-America Incorporated Project (Korea Development Bank LOC) ø	0.09	4-1-2022	2,500,000	2,500,000
Utilities revenue: 0.18%
Iowa Gas Project Public Expenditure and Financial Accountability Incorporated	5.00	9-1-2049	3,000,000	3,606,920
				8,882,830
Kansas: 0.30%
Miscellaneous revenue: 0.15%
Kansas Development Finance Authority Agro-Defense Facility Series G	5.00	4-1-2030	2,650,000	2,867,417
Tax revenue: 0.05%
Wyandotte County & Kansas City KS Special Obligation Vacation Village Project Area 4 Major Multi-Sport Athletic Complex Project CAB Series 2015 144A¤	0.00	9-1-2034	3,350,000	1,101,856
Utilities revenue: 0.10%
Burlington KS Environmental Impact Series A ø	0.11	9-1-2035	2,000,000	2,000,000
				5,969,273
Kentucky: 2.58%
Education revenue: 0.10%
Kentucky Bond Development Corporation Educational Facilities Danville Centre College	4.00	6-1-2030	170,000	207,448
The accompanying notes are an integral part of these financial statements.

24  |  Wells Fargo Intermediate Tax/AMT-Free Fund

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Education revenue (continued)
Kentucky Bond Development Corporation Educational Facilities Danville Centre College	4.00%	6-1-2031	$ 260,000	$ 321,595
Kentucky Bond Development Corporation Educational Facilities Danville Centre College	4.00	6-1-2032	230,000	281,916
Kentucky Bond Development Corporation Educational Facilities Danville Centre College	4.00	6-1-2033	180,000	219,509
Kentucky Bond Development Corporation Educational Facilities Danville Centre College	4.00	6-1-2035	460,000	557,756
Kentucky Bond Development Corporation Educational Facilities Danville Centre College	4.00	6-1-2036	235,000	284,080
				1,872,304
Transportation revenue: 0.32%
Kentucky Public Transportation Infrastructure Authority Downtown Crossing Project CAB Series B ¤	0.00	7-1-2022	4,320,000	4,296,246
Kentucky Public Transportation Infrastructure Authority Downtown Crossing Project CAB Series B ¤	0.00	7-1-2025	1,020,000	889,175
Kentucky Public Transportation Infrastructure Authority Downtown Crossing Project CAB Series B ¤	0.00	7-1-2029	1,400,000	1,156,988
				6,342,409
Utilities revenue: 2.16%
Kentucky Public Energy Authority Gas Supply Series A-1	4.00	12-1-2049	16,255,000	18,303,606
Kentucky Public Energy Authority Gas Supply Series B	4.00	1-1-2049	13,000,000	14,439,300
Kentucky Public Energy Authority Gas Supply Series C-1	4.00	2-1-2050	8,000,000	9,532,346
				42,275,252
				50,489,965
Louisiana: 2.31%
Airport revenue: 0.17%
New Orleans LA Aviation Board Consolidated Rental Car Project (AGM Insured)	5.00	1-1-2035	2,000,000	2,462,742
New Orleans LA Aviation Board North Terminal Project Series A	5.00	1-1-2033	750,000	909,179
				3,371,921
Education revenue: 0.32%
Louisiana Public Facilities Authority Loyola University Project CAB øø	0.00	10-1-2027	3,380,000	3,510,283
Louisiana Public Facilities Authority Loyola University Project CAB øø	0.00	10-1-2028	2,500,000	2,631,334
				6,141,617
Miscellaneous revenue: 0.95%
Lafayette LA Communications System (AGM Insured)	5.00	11-1-2025	1,500,000	1,781,459
Louisiana Public Facilities Authority Archdiocese of New Orleans Project •	5.00	7-1-2024	1,000,000	950,000
Louisiana Public Facilities Authority Archdiocese of New Orleans Project •	5.00	7-1-2025	600,000	570,000
Louisiana Public Facilities Authority Archdiocese of New Orleans Project •	5.00	7-1-2026	500,000	475,000
Louisiana Unclaimed Property Special Bond 1-49 South Project	5.00	9-1-2026	2,000,000	2,367,803
The accompanying notes are an integral part of these financial statements.

Wells Fargo Intermediate Tax/AMT-Free Fund  |  25

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Miscellaneous revenue (continued)
Louisiana Unclaimed Property Special Bond 1-49 South Project	5.00%	9-1-2027	$ 2,700,000	$ 3,203,731
Louisiana Unclaimed Property Special Bond 1-49 South Project	5.00	9-1-2028	2,405,000	2,853,694
Louisiana Unclaimed Property Special Bond 1-49 South Project	5.00	9-1-2029	2,695,000	3,197,798
Louisiana Unclaimed Property Special Bond 1-49 South Project	5.00	9-1-2030	2,700,000	3,203,731
				18,603,216
Tax revenue: 0.31%
Jefferson LA Sales Tax District Series B (AGM Insured)	5.00	12-1-2031	1,000,000	1,254,361
Jefferson LA Sales Tax District Series B (AGM Insured)	5.00	12-1-2032	1,000,000	1,252,364
St. Bernard Parish LA Sales Tax Refunding Bond	4.00	3-1-2023	3,405,000	3,589,038
				6,095,763
Transportation revenue: 0.18%
Greater New Orleans LA Expressway Commission Toll Subordinate Lien Bond (AGM Insured)	5.00	11-1-2031	1,000,000	1,182,371
Greater New Orleans LA Expressway Commission Toll Subordinate Lien Bond (AGM Insured)	5.00	11-1-2032	1,000,000	1,182,473
Greater New Orleans LA Expressway Commission Toll Subordinate Lien Bond (AGM Insured)	5.00	11-1-2033	1,000,000	1,182,477
				3,547,321
Water & sewer revenue: 0.38%
Greater Ouachita LA Waterworks and Sewer System Refunding Bond (BAM Insured)	4.00	9-1-2030	500,000	608,337
Greater Ouachita LA Waterworks and Sewer System Refunding Bond (BAM Insured)	4.00	9-1-2031	600,000	726,669
Greater Ouachita LA Waterworks and Sewer System Refunding Bond (BAM Insured)	4.00	9-1-2032	655,000	791,191
Louisiana Local Government Environmental Facilities & CDA East Baton Rouge Series A	5.00	2-1-2030	1,000,000	1,122,104
New Orleans LA Sewerage Service Series B (AGM Insured)	4.00	6-1-2035	400,000	475,592
New Orleans LA Sewerage Service Series B (AGM Insured)	4.00	6-1-2036	325,000	385,354
New Orleans LA Sewerage Service Series B (AGM Insured)	4.00	6-1-2037	335,000	396,132
New Orleans LA Sewerage Service Series B	5.00	6-1-2032	1,000,000	1,310,799
New Orleans LA Sewerage Service Series B	5.00	6-1-2033	695,000	906,202
New Orleans LA Sewerage Service Series B	5.00	6-1-2034	600,000	778,359
				7,500,739
				45,260,577
Maine: 0.50%
Education revenue: 0.32%
Maine Health and HEFAR University of New England Series A	5.00	7-1-2029	1,015,000	1,235,015
Maine Health and HEFAR University of New England Series A	5.00	7-1-2030	1,200,000	1,458,033
The accompanying notes are an integral part of these financial statements.

26  |  Wells Fargo Intermediate Tax/AMT-Free Fund

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Education revenue (continued)
Maine Health and HEFAR University of New England Series A	5.00%	7-1-2032	$ 1,415,000	$ 1,716,155
Maine Health and HEFAR University of New England Series A	5.00	7-1-2033	1,485,000	1,799,052
				6,208,255
Health revenue: 0.18%
Maine Health and HEFAR Series A	4.00	7-1-2036	800,000	957,214
Maine Health and HEFAR Series A	4.00	7-1-2037	1,150,000	1,372,221
Maine Health and HEFAR Series A	5.00	7-1-2035	1,000,000	1,302,633
				3,632,068
				9,840,323
Maryland: 0.85%
Education revenue: 0.26%
Maryland Economic Development Corporation Salisbury University Project	5.00	6-1-2027	500,000	519,361
Maryland HEFAR Stevenson University Series 2021A	4.00	6-1-2035	470,000	550,204
Maryland HEFAR Stevenson University Series 2021A	4.00	6-1-2037	450,000	523,654
Maryland HEFAR Stevenson University Series 2021A	4.00	6-1-2039	500,000	578,924
Westminster MD Educational Facilities McDaniel College	5.00	11-1-2026	2,450,000	2,922,611
				5,094,754
Miscellaneous revenue: 0.47%
Baltimore MD Public Schools Construction & Revitalization Program	5.00	5-1-2041	5,000,000	6,064,497
Prince Georges County MD Upper Marlboro Courthouse Project Series A	5.00	5-1-2028	1,215,000	1,556,041
Prince Georges County MD Upper Marlboro Courthouse Project Series A	5.00	5-1-2029	1,275,000	1,621,586
				9,242,124
Tax revenue: 0.08%
Howard County MD Downtown Columbia Project Series A 144A	4.00	2-15-2028	480,000	517,396
Howard County MD Downtown Columbia Project Series A 144A	4.13	2-15-2034	1,000,000	1,061,027
				1,578,423
Water & sewer revenue: 0.04%
Baltimore MD Mayor and City Council Project Series A	5.00	7-1-2035	500,000	660,726
				16,576,027
Massachusetts: 0.94%
GO revenue: 0.71%
Boston MA Series A	4.00	4-1-2031	1,500,000	1,764,567
Boston MA Series A	5.00	4-1-2026	5,790,000	6,769,922
Massachusetts Series B	5.00	7-1-2035	1,500,000	1,920,236
Massachusetts Series B	5.00	7-1-2036	2,700,000	3,448,737
				13,903,462
The accompanying notes are an integral part of these financial statements.

Wells Fargo Intermediate Tax/AMT-Free Fund  |  27

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Health revenue: 0.07%
Massachusetts Development Finance Agency Wellforce Issue Series C (AGM Insured)	5.00%	10-1-2033	$ 525,000	$ 682,043
Massachusetts Development Finance Agency Wellforce Issue Series C (AGM Insured)	5.00	10-1-2034	500,000	647,915
				1,329,958
Miscellaneous revenue: 0.16%
Massachusetts Consolidated Loan Series I	5.00	12-1-2030	2,570,000	3,157,671
				18,391,091
Michigan: 2.65%
Airport revenue: 0.09%
Wayne County MI Airport Authority Detroit Metropolitan Bond Series A	5.00	12-1-2032	800,000	986,750
Wayne County MI Airport Authority Detroit Metropolitan Bond Series A	5.00	12-1-2034	600,000	743,427
				1,730,177
Education revenue: 0.37%
Flint MI International Academy Public School	5.38	10-1-2022	985,000	987,397
Flint MI International Academy Public School	5.50	10-1-2027	1,985,000	1,988,882
Michigan State University Board of Trustees	5.00	2-15-2036	1,325,000	1,680,449
Western Michigan University Board of Trustees	5.25	11-15-2027	600,000	671,739
Western Michigan University Board of Trustees	5.25	11-15-2029	1,000,000	1,119,565
Western Michigan University Board of Trustees (AGM Insured)	5.25	11-15-2033	750,000	839,674
				7,287,706
GO revenue: 0.33%
Kent County MI Limited Tax Capital Improvement Bond	5.00	6-1-2030	1,040,000	1,262,940
Pinckney MI Community School District (Qualified School Board Loan Fund Insured)	5.00	5-1-2025	2,040,000	2,313,679
Pinckney MI Community School District (Qualified School Board Loan Fund Insured)	5.00	5-1-2026	2,505,000	2,838,775
				6,415,394
Health revenue: 0.25%
Michigan Finance Authority Sparrow Obligated Group	5.00	11-15-2023	400,000	425,934
Michigan Finance Authority Sparrow Obligated Group	5.00	11-15-2026	800,000	850,841
Michigan Finance Authority Trinity Health Credit Group Series MI-2	4.00	12-1-2035	3,000,000	3,624,569
				4,901,344
Miscellaneous revenue: 0.38%
Michigan Finance Authority Local Government Loan Program Series F	4.00	10-1-2024	3,000,000	3,130,145
Michigan Strategic Fund Limited Obligation Cadillac Place Office Building Project	5.25	10-15-2025	4,165,000	4,225,255
				7,355,400
Water & sewer revenue: 1.23%
Great Lakes MI Water Authority Sewage Disposal System Series C	5.00	7-1-2030	3,350,000	4,052,639
The accompanying notes are an integral part of these financial statements.

28  |  Wells Fargo Intermediate Tax/AMT-Free Fund

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Water & sewer revenue (continued)
Michigan Finance Authority Local Government Loan Program Series D (NPFGC Insured)	5.00%	7-1-2025	$ 1,000,000	$ 1,141,497
Michigan Finance Authority Local Government Loan Program Series D	5.00	7-1-2030	12,000,000	13,601,454
Michigan Finance Authority Local Government Loan Program Series D (AGM Insured)	5.00	7-1-2035	2,750,000	3,106,451
Michigan Finance Authority Local Government Loan Program Series D (AGM Insured)	5.00	7-1-2037	2,000,000	2,254,777
				24,156,818
				51,846,839
Mississippi: 0.95%
Health revenue: 0.19%
Mississippi Hospital Equipment & Facilities Authority North Mississippi Health Services Series IV	5.00	10-1-2037	1,000,000	1,253,162
Mississippi Hospital Equipment & Facilities Authority North Mississippi Health Services Series IV	5.00	10-1-2038	1,000,000	1,250,599
Mississippi Hospital Equipment & Facilities Authority North Mississippi Health Services Series IV	5.00	10-1-2039	1,000,000	1,247,907
				3,751,668
Water & sewer revenue: 0.76%
Mississippi Development Bank Special Obligation Jackson Water & Sewer System Project (AGM Insured)	6.00	12-1-2023	1,145,000	1,289,994
Mississippi Development Bank Special Obligation Jackson Water & Sewer System Project Series A (AGM Insured)	5.00	9-1-2030	9,895,000	10,383,087
West Rankin MS Utility Authority Series 2018 (AGM Insured)	5.00	1-1-2026	525,000	606,160
West Rankin MS Utility Authority Series 2018 (AGM Insured)	5.00	1-1-2027	435,000	502,006
West Rankin MS Utility Authority Series 2018 (AGM Insured)	5.00	1-1-2034	750,000	861,520
West Rankin MS Utility Authority Series 2018 (AGM Insured)	5.00	1-1-2035	1,000,000	1,148,759
				14,791,526
				18,543,194
Missouri: 0.48%
Education revenue: 0.15%
Missouri HEFA Webster University Project	5.00	4-1-2027	2,450,000	2,930,876
Miscellaneous revenue: 0.33%
Kansas City MO Municipal Assistance Corporation CAB Series B-1 (Ambac Insured) ¤	0.00	4-15-2022	3,640,000	3,633,455
Poplar Bluff MO School District (AGM Insured)	5.00	3-1-2032	1,500,000	1,667,074
Poplar Bluff MO School District (AGM Insured)	5.00	3-1-2034	1,000,000	1,111,151
				6,411,680
				9,342,556
The accompanying notes are an integral part of these financial statements.

Wells Fargo Intermediate Tax/AMT-Free Fund  |  29

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Nebraska: 0.26%
Health revenue: 0.08%
Douglas County NE Hospital Authority Children's Hospital Obligated Group Series A	4.00%	11-15-2038	$ 1,200,000	$ 1,437,352
Utilities revenue: 0.18%
Nebraska Central Plains Energy Gas Project #3	5.00	9-1-2027	1,290,000	1,359,827
Nebraska Central Plains Energy Gas Project #4	5.00	3-1-2050	2,000,000	2,212,856
				3,572,683
				5,010,035
Nevada: 1.44%
GO revenue: 1.43%
Clark County NV Refunding Bond	5.00	6-1-2030	3,955,000	4,900,544
Clark County NV Refunding Bond Series B	5.00	11-1-2028	5,000,000	6,138,301
Clark County NV School District Building Bond Series A (AGM Insured)	4.00	6-15-2034	6,790,000	7,829,810
Clark County NV Stadium Improvement Bond Series A	5.00	6-1-2032	1,615,000	2,022,635
Clark County NV Water Reclamation District	5.00	7-1-2027	4,155,000	4,891,236
Las Vegas NV Series A	5.00	5-1-2031	1,985,000	2,234,461
				28,016,987
Miscellaneous revenue: 0.01%
Las Vegas NV Special Improvement District #607	4.25	6-1-2024	200,000	216,303
				28,233,290
New Hampshire: 0.18%
Housing revenue: 0.18%
New Hampshire HFA SFMR Acquisition Series E & F	4.80	7-1-2028	480,000	487,569
New Hampshire National Finance Authority Municipal Certificates Series A	4.13	1-20-2034	2,452,512	2,952,087
				3,439,656
New Jersey: 3.04%
Airport revenue: 0.26%
South Jersey NJ Port Corporation Marine Terminal Refunding Bond Series S	5.00	1-1-2028	2,130,000	2,503,295
South Jersey NJ Port Corporation Marine Terminal Refunding Bond Series S	5.00	1-1-2029	2,200,000	2,575,839
				5,079,134
GO revenue: 0.28%
Trenton City NJ (BAM Insured)	5.00	12-1-2024	1,775,000	2,047,847
Trenton City NJ (BAM Insured)	5.00	12-1-2025	1,860,000	2,218,378
Trenton City NJ (BAM Insured)	5.00	12-1-2026	1,000,000	1,196,059
				5,462,284
Miscellaneous revenue: 1.11%
New Jersey EDA Motor Vehicle Surcharge Revenue Refunding Bonds Series A	3.13	7-1-2029	445,000	449,077
New Jersey EDA Motor Vehicle Surcharges Series A	5.00	7-1-2033	2,500,000	2,967,970
The accompanying notes are an integral part of these financial statements.

30  |  Wells Fargo Intermediate Tax/AMT-Free Fund

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Miscellaneous revenue (continued)
New Jersey EDA School Facilities Construction Refunding Bond Series NN	5.00%	3-1-2026	$ 9,830,000	$ 10,585,527
New Jersey Educational Facilities Authority	5.00	6-15-2026	3,015,000	3,414,953
New Jersey Tender Option Bond Trust Receipts/Floater Certificates Series 2016-XM0226 (BHAC/NPFGC Insured, Bank of America NA LIQ) 144Aø	0.07	7-1-2026	1,500,000	1,500,000
New Jersey Tender Option Bond Trust Receipts/Floater Certificates Series 2018-XF2538 (Barclays Bank plc LOC, Barclays Bank plc LIQ) 144Aø	0.06	6-15-2040	2,810,000	2,810,000
				21,727,527
Tax revenue: 0.86%
New Jersey EDA Unrefunded Bond Motor Vehicle Surcharges Series A (NPFGC Insured)	5.25	7-1-2026	2,320,000	2,841,323
New Jersey Garden State Preservation Trust Open & Farmland Series A (AGM Insured)	5.75	11-1-2028	5,000,000	6,163,038
New Jersey TTFA Transportation System Series AA	4.00	6-15-2038	1,000,000	1,186,013
New Jersey TTFA Transportation System Series AA	5.00	6-15-2036	2,000,000	2,573,221
New Jersey TTFA Transportation System Series AA	5.00	6-15-2038	3,250,000	4,159,720
				16,923,315
Transportation revenue: 0.53%
New Jersey TTFA CAB Transportation System Series A ¤	0.00	12-15-2030	2,000,000	1,662,952
New Jersey TTFA CAB Transportation System Series C (Ambac Insured) ¤	0.00	12-15-2026	3,500,000	3,264,386
New Jersey TTFA Transportation System Series A	5.00	12-15-2036	2,000,000	2,487,688
New Jersey TTFA Transportation System Series C	5.25	6-15-2032	2,500,000	2,887,526
				10,302,552
				59,494,812
New Mexico: 0.91%
GO revenue: 0.15%
Albuquerque NM Municipal School District #12 Bernalillo & Sandoval Counties	5.00	8-1-2026	1,205,000	1,467,952
Albuquerque NM Municipal School District #12 Bernalillo & Sandoval Counties	5.00	8-1-2034	1,150,000	1,444,015
				2,911,967
Housing revenue: 0.01%
New Mexico Mortgage Finance Authority SFMR Class I Series A (GNMA / FNMA / FHLMC Insured)	4.63	9-1-2025	140,000	140,412
Miscellaneous revenue: 0.60%
Clayton NM Jail Project Improvement & Refunding Bond (NPFGC Insured)	5.00	11-1-2028	9,265,000	10,639,984
Clayton NM Jail Project Improvement & Refunding Bond (NPFGC Insured)	5.00	11-1-2029	1,000,000	1,144,654
				11,784,638
The accompanying notes are an integral part of these financial statements.

Wells Fargo Intermediate Tax/AMT-Free Fund  |  31

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Utilities revenue: 0.15%
New Mexico Municipal Energy Acquisition Authority Gas Supply Revenue Refunding Bonds and Acquisition Subordinated Series A (Royal Bank of Canada LIQ)	5.00%	11-1-2039	$ 2,570,000	$ 2,988,684
				17,825,701
New York: 10.91%
Airport revenue: 0.26%
New York & New Jersey Port Authority	4.00	7-15-2036	1,000,000	1,209,432
New York & New Jersey Port Authority	4.00	7-15-2037	3,250,000	3,913,741
				5,123,173
Education revenue: 1.28%
Albany NY IDA Foundation State University Project Series A ø	0.14	7-1-2032	2,400,000	2,400,000
Dutchess County NY Local Development Corporation The Culinary Institute of America Project Series A-1	5.00	7-1-2027	335,000	398,628
Hempstead NY Local Development Corporation The Academy Charter School Project Series A	4.45	2-1-2041	5,500,000	5,637,903
Hempstead NY Local Development Corporation The Academy Charter School Project Series A	5.53	2-1-2040	2,725,000	3,118,744
Hempstead NY Local Development Corporation The Academy Charter School Project Series A	5.89	2-1-2032	2,745,000	3,146,733
Hempstead NY Local Development Corporation The Academy Charter School Project Series A	6.24	2-1-2047	1,750,000	1,997,859
Hempstead NY Local Development Corporation The Academy Charter School Project Series B	5.57	2-1-2041	4,140,000	4,739,676
Monroe County NY Industrial Development Monroe Community College Project Series A (AGM Insured)	5.00	1-15-2023	645,000	692,143
Monroe County NY Industrial Development Monroe Community College Project Series A (AGM Insured)	5.00	1-15-2024	905,000	1,012,326
Westchester County NY Local Development Pace University Series B ø	0.31	5-1-2044	1,910,000	1,910,000
				25,054,012
GO revenue: 0.72%
Hempstead Nassau County NY Public Improvement Series A	4.00	6-15-2028	5,000,000	5,802,392
New York NY Series B	5.00	12-1-2032	2,000,000	2,448,038
New York NY Series C	5.00	8-1-2031	5,000,000	5,780,747
				14,031,177
Industrial development revenue: 0.23%
Monroe County NY IDAG Continuing Development Services Project (Citizens Bank LOC) ø	0.17	7-1-2027	705,000	705,000
New York Liberty Development Corporation Refunding Bonds	2.80	9-15-2069	1,000,000	1,026,052
New York NY Transportation Development John F. Kennedy International Airport Project Series C	5.00	12-1-2029	1,160,000	1,525,526
New York NY Transportation Development John F. Kennedy International Airport Project Series C	5.00	12-1-2030	1,000,000	1,339,444
				4,596,022
The accompanying notes are an integral part of these financial statements.

32  |  Wells Fargo Intermediate Tax/AMT-Free Fund

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Miscellaneous revenue: 0.29%
New York Dormitory Authority Series D	5.00%	10-1-2031	$ 2,005,000	$ 2,501,554
New York NY Transitional Finance Authority Building Aid Bond Series S-1	5.00	7-15-2032	2,530,000	3,146,287
				5,647,841
Tax revenue: 4.01%
New York Convention Center Development Corporation	5.00	11-15-2028	8,000,000	9,455,656
New York Dormitory Authority Series A	5.00	3-15-2028	5,000,000	5,824,192
New York Dormitory Authority Series A	5.00	2-15-2031	3,000,000	3,653,715
New York Dormitory Authority Series D	4.00	2-15-2037	5,000,000	5,977,108
New York Dormitory Authority Series D	4.00	2-15-2039	5,000,000	5,950,363
New York Dormitory Authority Series E	5.00	3-15-2035	15,000,000	19,157,537
New York Metropolitan Transportation Authority Refunding Bond Series A	5.00	11-15-2024	6,010,000	6,397,438
New York NY Transitional Finance Authority Series B	5.00	8-1-2027	1,145,000	1,306,943
New York NY Transitional Finance Authority Series C	5.00	11-1-2027	5,000,000	5,859,672
New York NY Transitional Finance Authority Subordinate Bond Series B-1	5.00	11-1-2028	1,000,000	1,189,056
New York Urban Development Corporation Personal Income Tax Series A	5.00	3-15-2031	3,815,000	4,277,608
New York Urban Development Corporation Personal Income Tax Series A	5.00	3-15-2032	5,000,000	5,970,851
New York Urban Development Corporation Personal Income Tax Series C	4.00	3-15-2037	3,000,000	3,617,447
				78,637,586
Tobacco revenue: 0.05%
Suffolk NY Tobacco Asset Securitization Corporation Tobacco Settlement Series B	4.00	6-1-2022	420,000	429,336
Suffolk NY Tobacco Asset Securitization Corporation Tobacco Settlement Series B	5.00	6-1-2023	500,000	515,540
				944,876
Transportation revenue: 3.65%
New York Metropolitan Transportation Authority Refunding Bond Series A	5.00	11-15-2030	4,010,000	4,249,059
New York Metropolitan Transportation Authority Refunding Bond Series A	5.00	11-15-2027	2,000,000	2,178,249
New York Metropolitan Transportation Authority Refunding Bond Series B	5.00	11-15-2033	2,175,000	2,595,974
New York Metropolitan Transportation Authority Refunding Bond Series D	5.00	11-15-2028	2,450,000	2,589,832
New York Metropolitan Transportation Authority Refunding Bond Series D	5.00	11-15-2031	3,415,000	4,089,193
New York Metropolitan Transportation Authority Refunding Bond Series D1	5.00	9-1-2022	4,000,000	4,219,177
New York Metropolitan Transportation Authority Refunding Bond Series D1	5.00	11-15-2030	2,010,000	2,342,457
New York Metropolitan Transportation Authority Refunding Bond Subordinated Series C	5.25	11-15-2031	11,540,000	13,639,193
New York Metropolitan Transportation Authority Refunding Green Bonds and Climate Bond	5.00	11-15-2027	12,640,000	15,585,085
Triborough Bridge & Tunnel Authority Subordinated Bonds Series B-2 (State Street Bank & Trust Company LOC) ø	0.03	1-1-2032	150,000	150,000
The accompanying notes are an integral part of these financial statements.

Wells Fargo Intermediate Tax/AMT-Free Fund  |  33

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Transportation revenue (continued)
Triborough NY Bridges & Tunnels Authority Series B	5.00%	11-15-2030	$ 6,030,000	$ 8,107,223
Triborough NY Bridges & Tunnels Authority Series C	5.00	11-15-2034	4,165,000	5,316,701
Triborough NY Bridges & Tunnels Authority Series C	5.00	11-15-2035	5,015,000	6,391,656
				71,453,799
Utilities revenue: 0.07%
New York Utility Debt Securitization Authority	5.00	12-15-2032	1,250,000	1,393,983
Water & sewer revenue: 0.35%
New York NY Municipal Water Finance Authority Series GG	5.00	6-15-2029	1,295,000	1,519,429
New York NY Municipal Water Finance Authority Series HH	5.00	6-15-2037	4,000,000	4,659,062
Western Nassau NY Water Authority Series A	5.00	4-1-2027	385,000	447,889
Western Nassau NY Water Authority Series A	5.00	4-1-2028	300,000	348,277
				6,974,657
				213,857,126
North Carolina: 0.15%
Miscellaneous revenue: 0.15%
North Carolina Grant Anticipation Vehicle Bond	5.00	3-1-2029	2,470,000	2,846,723
Onslow County NC Limited Obligation Series A	4.00	6-1-2022	90,000	93,189
				2,939,912
Ohio: 1.62%
Education revenue: 0.07%
Ohio HEFAR Xavier University Project	5.00	5-1-2029	1,080,000	1,390,566
GO revenue: 0.11%
Columbus OH Various Purposes Series 2	5.00	7-1-2026	1,775,000	2,164,858
Health revenue: 0.07%
Hamilton OH Hospital Facilities UC Health	5.00	9-15-2035	1,100,000	1,406,348
Miscellaneous revenue: 0.59%
Cincinnati OH City School District Improvement Project Certificate of Participation	5.00	12-15-2024	4,815,000	5,562,666
Cincinnati OH City School District Improvement Project Certificate of Participation	5.00	12-15-2025	2,095,000	2,433,754
Clermont County OH Port Authority West Clermont Local School District Project (BAM Insured)	5.00	12-1-2025	500,000	595,134
Clermont County OH Port Authority West Clermont Local School District Project (BAM Insured)	5.00	12-1-2026	600,000	712,431
Clermont County OH Port Authority West Clermont Local School District Project (BAM Insured)	5.00	12-1-2028	1,250,000	1,476,457
RiverSouth OH Lazarus Building Redevelopment Series A	5.75	12-1-2027	700,000	701,206
				11,481,648
Tax revenue: 0.16%
Cleveland OH Subordinate Lien Income Tax Refunding Bond Series B-1	5.00	10-1-2030	2,500,000	3,130,485
The accompanying notes are an integral part of these financial statements.

34  |  Wells Fargo Intermediate Tax/AMT-Free Fund

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Tobacco revenue: 0.13%
Buckeye Tobacco Settlement Financing Authority Refunding Bond	4.00%	6-1-2038	$ 2,100,000	$ 2,522,294
Transportation revenue: 0.06%
Ohio Turnpike Commission Junior Lien Infrastructure Projects Series A-1	5.25	2-15-2029	1,000,000	1,077,290
Utilities revenue: 0.37%
Cleveland OH Public Power System Refunding Bond (AGM Insured)	5.00	11-15-2033	625,000	774,416
Hamilton OH Electric System Improvement and Refunding Bond (BAM Insured)	4.00	10-1-2034	710,000	839,767
Hamilton OH Electric System Improvement and Refunding Bond (BAM Insured)	4.00	10-1-2035	1,000,000	1,180,843
Lancaster OH Port Authority Gas Supply (Royal Bank of Canada LIQ)	5.00	8-1-2049	3,000,000	3,455,082
Ohio Air Quality Development Authority Ohio Valley Electric Corporation Project Series A	3.25	9-1-2029	1,000,000	1,094,781
				7,344,889
Water & sewer revenue: 0.06%
Ohio Water Development Authority Pollution Control Series A	5.00	12-1-2031	1,000,000	1,241,569
				31,759,947
Oklahoma: 2.36%
Education revenue: 0.05%
Oklahoma Agricultural and Mechanical Colleges Refunding Bond Series A	4.00	9-1-2036	750,000	918,478
Miscellaneous revenue: 1.99%
Cache OK Educational Facilities Authority Cache Public Schools Project Series A	5.00	9-1-2025	3,055,000	3,582,897
Canadian County OK Education Facilities Authority Mustang Public Schools Project	5.00	9-1-2027	2,000,000	2,426,950
Canadian County OK Education Facilities Authority Mustang Public Schools Project	5.00	9-1-2028	2,180,000	2,634,625
Carter County OK Public Facilities Authority Educational Facilities Plainview Public School Project	5.00	12-1-2026	1,000,000	1,207,491
Carter County OK Public Facilities Authority Educational Facilities Plainview Public School Project	5.00	12-1-2027	1,000,000	1,218,885
Carter County OK Public Facilities Authority Educational Facilities Plainview Public School Project	5.00	12-1-2028	1,285,000	1,561,941
Cleveland County OK Educational Facilities Authority Noble Public Schools Project	5.00	9-1-2027	700,000	863,449
Cleveland County OK Educational Facilities Authority Noble Public Schools Project	5.00	9-1-2028	400,000	495,623
Cleveland County OK Educational Facilities Authority Noble Public Schools Project	5.00	9-1-2029	250,000	308,681
Cleveland County OK Educational Facilities Authority Noble Public Schools Project	5.00	9-1-2031	675,000	828,778
Comanche County OK Educational Facilities Authority Elgin Public Schools Project Series A	5.00	12-1-2032	1,600,000	1,973,500
Cushing OK Educational Facilities Authority	5.00	9-1-2022	2,210,000	2,325,097
The accompanying notes are an integral part of these financial statements.

Wells Fargo Intermediate Tax/AMT-Free Fund  |  35

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Miscellaneous revenue (continued)
Dewey County OK Educational Facilities Authority Seiling Public Schools Project	5.00%	9-1-2026	$ 1,230,000	$ 1,435,882
Dewey County OK Educational Facilities Authority Seiling Public Schools Project	5.00	9-1-2027	1,240,000	1,499,114
Garvin County OK Educational Facilities Authority Lindsay Public Schools Project	5.00	9-1-2026	1,000,000	1,174,861
Garvin County OK Educational Facilities Authority Lindsay Public Schools Project	5.00	9-1-2027	1,245,000	1,458,454
Grady County OK Educational Facilities Tuttle Public Schools Project	5.00	9-1-2023	1,000,000	1,098,654
Grady County OK Educational Facilities Tuttle Public Schools Project	5.00	9-1-2025	500,000	587,748
Grady County OK Educational Facilities Tuttle Public Schools Project	5.00	9-1-2028	1,160,000	1,355,897
Muskogee OK Industrial Trust Educational Facilities	4.00	9-1-2029	3,000,000	3,517,258
Muskogee OK Industrial Trust Educational Facilities	5.00	9-1-2022	1,000,000	1,050,517
Muskogee OK Industrial Trust Educational Facilities Lease Muskogee Public Schools Project	4.00	9-1-2032	3,000,000	3,433,658
Oklahoma Development Finance Authority State System of Higher Education Series B	5.00	6-1-2030	500,000	645,358
Oklahoma Development Finance Authority State System of Higher Education Series B	5.00	6-1-2031	520,000	668,364
Oklahoma Development Finance Authority State System of Higher Education Series B	5.00	6-1-2032	550,000	705,109
Tulsa County OK Industrial Authority Educational Facilities Glenpool Public Schools Project Series A	5.00	9-1-2025	880,000	1,039,204
				39,097,995
Tax revenue: 0.24%
Oklahoma City OK Public Property Authority	5.00	10-1-2026	1,495,000	1,775,398
Oklahoma City OK Public Property Authority	5.00	10-1-2027	1,140,000	1,349,796
Oklahoma City OK Public Property Authority	5.00	10-1-2028	1,265,000	1,494,455
				4,619,649
Utilities revenue: 0.05%
Claremore OK Public Works Authority	4.00	6-1-2023	1,010,000	1,045,214
Water & sewer revenue: 0.03%
McGee Creek OK Authority (NPFGC Insured)	6.00	1-1-2023	485,000	511,285
				46,192,621
Oregon: 0.75%
Airport revenue: 0.14%
Portland International Airport Refunding Bond Series 26A	4.00	7-1-2037	565,000	682,562
Portland International Airport Refunding Bond Series 26A	5.00	7-1-2033	400,000	527,249
Portland International Airport Refunding Bond Series 26B	5.00	7-1-2033	530,000	698,604
Portland International Airport Refunding Bond Series 26B	5.00	7-1-2037	705,000	920,435
				2,828,850
The accompanying notes are an integral part of these financial statements.

36  |  Wells Fargo Intermediate Tax/AMT-Free Fund

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
GO revenue: 0.42%
Benton & Linn Counties OR Corvallis School District Series B (AGM Insured)	5.00%	6-15-2031	$ 5,110,000	$ 6,479,165
Washington & Multnomah Counties OR Beaverton School District Series D (AGM Insured)	5.00	6-15-2035	1,500,000	1,843,331
				8,322,496
Health revenue: 0.19%
Oregon Facilities Authority Asante Project Series A	5.00	8-15-2037	1,400,000	1,827,662
Oregon Facilities Authority Samaritan Health Services Project Series A	5.00	10-1-2026	1,500,000	1,806,949
				3,634,611
				14,785,957
Pennsylvania: 10.52%
Airport revenue: 0.05%
Philadelphia PA Airport Refunding Bond Series A	5.00	7-1-2028	315,000	390,388
Philadelphia PA Airport Refunding Bond Series A	5.00	7-1-2031	450,000	554,425
				944,813
Education revenue: 1.04%
Chester County PA IDA Collegium Charter School Project Series A	5.00	10-15-2027	1,500,000	1,702,215
Lycoming County PA Authority Pennsylvania College of Technology	5.50	7-1-2026	4,000,000	4,000,000
Northampton County PA General Purpose Authority College Refunding Bond	5.00	11-1-2027	1,000,000	1,248,650
Northeastern Pennsylvania Hospital & Education Authority Series A	5.00	3-1-2026	885,000	1,037,896
Northeastern Pennsylvania Hospital & Education Authority Series A	5.00	3-1-2028	660,000	766,139
Pennsylvania HEFAR Series AR	5.00	6-15-2025	1,000,000	1,175,021
Pennsylvania HEFAR Series AS	5.00	6-15-2027	2,190,000	2,641,669
Pennsylvania HEFAR Series LL1	5.00	11-1-2022	1,310,000	1,366,782
Pennsylvania Public School Building Authority	5.00	6-15-2025	2,265,000	2,637,231
Philadelphia PA IDA	5.88	6-15-2022	290,000	303,115
Philadelphia PA IDA	6.13	6-15-2023	380,000	407,814
Philadelphia PA IDA	7.00	5-1-2026	740,000	742,576
Philadelphia PA Public School Building Authority (BAM Insured)	5.00	6-15-2026	2,000,000	2,334,300
				20,363,408
GO revenue: 4.06%
Allegheny County PA Moon Area School District Series A	5.00	11-15-2024	3,425,000	3,914,314
Allegheny County PA Series 72	5.25	12-1-2033	4,045,000	4,536,650
Central Dauphin PA School District	5.00	2-1-2030	1,110,000	1,346,643
Norristown PA Area School District Montgomery County Series 2018 (BAM Insured)	5.00	9-1-2035	2,035,000	2,462,066
Philadelphia PA (AGM Insured) ##	5.00	8-1-2025	7,000,000	8,259,848
Philadelphia PA School District Refunding Bond Series F	5.00	9-1-2028	5,000,000	6,054,938
Philadelphia PA School District Refunding Bond Series F	5.00	9-1-2029	5,000,000	6,035,239
Philadelphia PA School District Refunding Bond Series F	5.00	9-1-2031	1,240,000	1,494,651
Philadelphia PA School District Refunding Bond Series F	5.00	9-1-2032	1,000,000	1,204,243
Philadelphia PA School District Series A	5.00	9-1-2032	2,300,000	2,968,123
The accompanying notes are an integral part of these financial statements.

Wells Fargo Intermediate Tax/AMT-Free Fund  |  37

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
GO revenue (continued)
Philadelphia PA School District Series C	5.00%	9-1-2033	$ 6,180,000	$ 7,947,304
Philadelphia PA Series A	5.00	8-1-2024	1,000,000	1,138,458
Philadelphia PA Series A	5.00	7-15-2026	3,000,000	3,350,105
Philadelphia PA Series A	5.00	8-1-2027	1,685,000	2,118,460
Philadelphia PA Series A	5.00	8-1-2033	2,020,000	2,477,617
Philadelphia PA Series A	5.25	7-15-2028	2,590,000	2,900,183
Philadelphia PA Series A	5.25	7-15-2029	4,410,000	4,933,392
Philadelphia PA Series A	5.25	7-15-2032	4,380,000	4,899,831
Pittsburgh PA Moon Area School District Series A	5.00	11-15-2029	1,000,000	1,148,281
Pittsburgh PA Series A	5.00	9-1-2023	3,810,000	4,025,255
Reading Berks PA Series A (BAM Insured)	5.00	11-1-2026	1,000,000	1,195,755
Reading PA School District (AGM Insured)	5.00	3-1-2037	2,000,000	2,416,481
Reading PA School District (AGM Insured)	5.00	3-1-2038	1,735,000	2,093,196
Scranton Lackawanna County PA School District Bond Series A (BAM Insured)	5.00	6-1-2037	500,000	618,322
				79,539,355
Health revenue: 1.19%
Allegheny County PA Hospital Development Authority Series A	4.00	7-15-2037	2,000,000	2,364,379
Allegheny County PA Hospital Development Authority Series A	5.00	7-15-2031	3,750,000	4,846,913
Allegheny County PA Hospital Development Authority Series B (NPFGC Insured)	6.00	7-1-2025	2,605,000	3,167,208
Allegheny County PA Hospital Development Authority University of Pittsburgh Medical Center Series A	5.00	7-15-2025	155,000	182,562
Cumberland PA Municipal Authority Diakon Lutheran Social Ministries Project	5.00	1-1-2025	170,000	196,488
Cumberland PA Municipal Authority Diakon Lutheran Social Ministries Project	5.00	1-1-2025	1,170,000	1,341,321
Cumberland PA Municipal Authority Diakon Lutheran Social Ministries Project	5.00	1-1-2026	155,000	179,151
Cumberland PA Municipal Authority Diakon Lutheran Social Ministries Project	5.00	1-1-2026	1,215,000	1,388,833
Cumberland PA Municipal Authority Diakon Lutheran Social Ministries Project	5.00	1-1-2027	150,000	173,372
Cumberland PA Municipal Authority Diakon Lutheran Social Ministries Project	5.00	1-1-2027	1,075,000	1,226,404
Montgomery County PA HEFA Thomas Jefferson University	4.00	9-1-2037	1,000,000	1,175,681
Pennsylvania EDFA University of Pittsburgh Medical Center Series A	5.00	4-15-2031	1,000,000	1,317,781
Pennsylvania EDFA University of Pittsburgh Medical Center Series A	5.00	4-15-2034	1,650,000	2,155,235
Pennsylvania EDFA University of Pittsburgh Medical Center Series A	5.00	4-15-2035	1,450,000	1,890,814
Pennsylvania Tender Option Bond Trust Receipts/Floater Certificates Series 2020-XM0876 (Royal Bank of Canada LIQ) 144Aø	0.07	8-15-2027	1,750,000	1,750,000
				23,356,142
Miscellaneous revenue: 1.83%
Delaware County PA Vocational & Technical School Authority (BAM Insured)	5.25	11-1-2033	2,000,000	2,216,776
Pennsylvania Certificate of Participation (AGM Insured)	5.00	11-1-2023	1,900,000	2,091,224
The accompanying notes are an integral part of these financial statements.

38  |  Wells Fargo Intermediate Tax/AMT-Free Fund

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Miscellaneous revenue (continued)
Pennsylvania Certificate of Participation (AGM Insured)	5.00%	11-1-2024	$ 1,660,000	$ 1,892,378
Pennsylvania Certificate of Participation Municipal Real Estate Payment Series A	5.00	7-1-2028	435,000	544,471
Pennsylvania Certificate of Participation Municipal Real Estate Payment Series A	5.00	7-1-2029	480,000	599,210
Pennsylvania Certificate of Participation Municipal Real Estate Payment Series A	5.00	7-1-2030	375,000	466,331
Pennsylvania Public School Building Authority Chester Upland School District Project Series B	5.25	9-15-2030	1,990,000	2,485,516
Pennsylvania Public School Building Authority Series A (AGM Insured)	5.00	12-1-2028	480,000	590,609
Pennsylvania Public School Building Authority Series B (BAM Insured)	5.00	12-1-2024	625,000	709,670
Pennsylvania Public School Building Authority Series B (BAM Insured)	5.00	12-1-2024	625,000	722,614
Pennsylvania Public School Building Authority Series B (BAM Insured)	5.00	12-1-2025	340,000	393,393
Pennsylvania Public School Building Authority Series B (BAM Insured)	5.00	12-1-2026	605,000	699,490
Pennsylvania Public School Building Authority Series B (BAM Insured)	5.00	12-1-2026	645,000	743,672
Pennsylvania Public School Building Authority Series B (BAM Insured)	5.00	12-1-2027	360,000	413,486
Pennsylvania Public School Building Authority Series B (BAM Insured)	5.00	12-1-2027	650,000	751,519
Pennsylvania Public School Building Authority Series B (AGM Insured)	5.00	12-1-2028	3,020,000	3,701,932
Pennsylvania Public School Building Authority Series B (AGM Insured)	5.00	6-1-2029	2,000,000	2,530,910
Pennsylvania Public School Building Authority Series B (AGM Insured)	5.00	12-1-2033	920,000	1,132,001
Pennsylvania Public School Building Authority Series B (AGM Insured)	5.00	12-1-2033	3,505,000	4,250,777
Philadelphia PA Municipal Authority Juvenile Justice Services Center	5.00	4-1-2031	3,630,000	4,407,516
Philadelphia PA Municipal Authority Juvenile Justice Services Center	5.00	4-1-2034	1,800,000	2,178,853
Southeastern Pennsylvania Transportation Authority	5.00	3-1-2028	725,000	912,074
York County PA School of Technology Authority Series B (BAM Insured)	5.00	2-15-2027	800,000	908,021
York County PA School of Technology Authority Series B (BAM Insured)	5.00	2-15-2029	500,000	566,184
				35,908,627
Resource recovery revenue: 0.32%
Lancaster County PA Solid Waste Management Authority Series A	5.25	12-15-2028	5,665,000	6,349,152
Tobacco revenue: 0.45%
Commonwealth Financing Authority Tobacco Master Settlement Payment	5.00	6-1-2027	2,500,000	3,093,028
The accompanying notes are an integral part of these financial statements.

Wells Fargo Intermediate Tax/AMT-Free Fund  |  39

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Tobacco revenue (continued)
Commonwealth Financing Authority Tobacco Master Settlement Payment	5.00%	6-1-2028	$ 2,500,000	$ 3,160,124
Tender Option Bond Trust Receipts/Certificates Series 2018-XL0060 (Barclays Bank plc LOC, Barclays Bank plc LIQ) 144Aø	0.07	6-1-2034	2,650,000	2,650,000
				8,903,152
Transportation revenue: 1.10%
Pennsylvania Turnpike Commission Refunding Bond	5.00	6-1-2027	1,000,000	1,239,164
Pennsylvania Turnpike Commission Refunding Bond	5.00	12-1-2033	3,780,000	4,350,002
Pennsylvania Turnpike Commission Refunding Bond (AGM Insured)	6.00	12-1-2030	4,220,000	5,536,955
Pennsylvania Turnpike Commission Subordinate Bond Series B	5.00	6-1-2031	5,000,000	6,117,158
Pennsylvania Turnpike Commission Subordinate Bond Series C (AGM Insured)	6.25	6-1-2033	1,350,000	1,696,609
Pennsylvania Turnpike Commission Subordinate Bond Series E	6.38	12-1-2038	2,000,000	2,652,100
				21,591,988
Water & sewer revenue: 0.48%
Pennsylvania Capital Region Water System Series of 2017	5.00	7-15-2030	1,180,000	1,465,354
Pennsylvania Capital Region Water System Series of 2018	5.00	7-15-2030	1,500,000	1,913,951
Philadelphia PA Water and Wastewater Bond Series B	5.00	11-1-2027	1,535,000	1,934,966
Philadelphia PA Water and Wastewater Bond Series B	5.00	11-1-2033	1,760,000	2,194,075
Pittsburgh PA Water and Sewer Authority First Lien Series B (AGM Insured)	5.00	9-1-2031	670,000	893,776
Pittsburgh PA Water and Sewer Authority First Lien Series B (AGM Insured)	5.00	9-1-2033	675,000	895,103
				9,297,225
				206,253,862
South Carolina: 0.62%
Education revenue: 0.38%
South Carolina Education Assistance Authority Student Loan Series I	5.00	10-1-2024	710,000	710,517
South Carolina Jobs EDA Furman University Project	5.00	10-1-2028	700,000	817,675
South Carolina Jobs EDA Furman University Project	5.00	10-1-2030	1,885,000	2,195,182
South Carolina Jobs EDA Furman University Project	5.00	10-1-2031	2,155,000	2,497,682
South Carolina Jobs EDA York Preparatory Academy Project Series A	7.00	11-1-2033	1,090,000	1,223,840
				7,444,896
Health revenue: 0.02%
South Carolina Jobs EDA Prisma Health Obligated Group Series C ø	0.12	5-1-2048	275,000	275,000
Miscellaneous revenue: 0.22%
Laurens County SC Education Assistance for District #55	5.00	12-1-2022	1,250,000	1,334,747
The accompanying notes are an integral part of these financial statements.

40  |  Wells Fargo Intermediate Tax/AMT-Free Fund

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Miscellaneous revenue (continued)
Laurens County SC Education Assistance for District #55	5.00%	12-1-2025	$ 1,000,000	$ 1,185,467
Scago SC Educational Facilities Corporation for Sumter County School District #17	5.00	12-1-2022	1,720,000	1,828,508
				4,348,722
				12,068,618
Tennessee: 0.83%
Education revenue: 0.03%
Franklin County TN HEFA	5.00	9-1-2030	560,000	589,704
Housing revenue: 0.10%
Chattanooga TN Health Educational & Housing Facilities University of Tennessee at Chattanooga Project	5.00	10-1-2023	750,000	820,360
Chattanooga TN Health Educational & Housing Facilities University of Tennessee at Chattanooga Project	5.00	10-1-2028	1,000,000	1,146,583
				1,966,943
Utilities revenue: 0.70%
Tennessee Energy Acquisition Corporation Gas Project	4.00	11-1-2049	11,000,000	12,450,953
Tennessee Energy Acquisition Corporation Series A	5.00	5-1-2052	1,000,000	1,325,085
				13,776,038
				16,332,685
Texas: 6.14%
Airport revenue: 0.97%
Dallas & Fort Worth TX International Airport Refunding Bond Series A	4.00	11-1-2034	2,500,000	3,082,734
Dallas & Fort Worth TX International Airport Refunding Bond Series A	4.00	11-1-2035	2,500,000	3,076,801
Galveston TX Wharves & Terminal	5.00	2-1-2026	2,000,000	2,003,110
Houston TX Airport System Subordinate Lien Refunding Bond Series D	5.00	7-1-2033	3,010,000	3,803,003
Houston TX Airport System Subordinate Lien Refunding Bond Series D	5.00	7-1-2034	3,500,000	4,411,946
Houston TX Airport System Subordinate Lien Refunding Bond Series D	5.00	7-1-2035	2,000,000	2,518,221
				18,895,815
Education revenue: 0.27%
Houston TX Higher Education Finance Corporation Series A	4.00	2-15-2022	140,000	142,877
University of Houston Series B	5.25	7-1-2026	4,225,000	5,197,942
				5,340,819
GO revenue: 2.33%
Austin TX Independent School District Series B	5.00	8-1-2026	1,450,000	1,716,777
Austin TX Public Improvement Bond	5.00	9-1-2030	960,000	1,199,063
Bexar County TX Hospital District Refunding Bond	5.00	2-15-2037	1,250,000	1,550,731
Collin County TX Unlimited Tax Road & Refunding Bond	5.00	2-15-2026	1,000,000	1,166,631
Collin County TX Unlimited Tax Road & Refunding Bond	5.00	2-15-2027	1,300,000	1,513,044
Crane County TX Water District Unlimited Tax Bond	5.00	2-15-2026	1,000,000	1,156,246
The accompanying notes are an integral part of these financial statements.

Wells Fargo Intermediate Tax/AMT-Free Fund  |  41

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
GO revenue (continued)
Crane County TX Water District Unlimited Tax Bond	5.00%	2-15-2030	$ 1,130,000	$ 1,300,470
Crane County TX Water District Unlimited Tax Bond	5.00	2-15-2031	1,000,000	1,130,699
Del Rio TX Refunding Bond (BAM Insured)	4.00	6-1-2023	720,000	770,722
Del Rio TX Refunding Bond (BAM Insured)	4.00	6-1-2024	745,000	822,629
Denton County TX Permanent Improvement & Refunding Bond	5.00	7-15-2030	1,000,000	1,142,597
Eagle Pass TX Certificate of Participation (AGM Insured)	4.00	3-1-2037	695,000	847,460
El Paso County TX Hospital District	5.00	8-15-2028	2,045,000	2,200,097
El Paso County TX Refunding Bond Series A	5.00	2-15-2031	2,000,000	2,383,493
El Paso County TX Refunding Bond Series A	5.00	2-15-2032	2,120,000	2,524,377
Flower Mound, Denton & Tarrant Counties TX Refunding Bond	4.00	3-1-2026	755,000	855,638
Fort Worth TX Independent School District Unlimited Tax Refunding and School Building Bond	5.00	2-15-2026	3,000,000	3,603,975
Harris County TX Toll Road Project Series C (AGM Insured)	5.25	8-15-2027	4,000,000	5,096,718
Hays County TX Limited Tax Bond	5.00	2-15-2027	1,000,000	1,230,829
Plano TX	5.00	9-1-2030	2,155,000	2,661,239
San Antonio TX Certificate of Obligation	5.00	8-1-2036	3,990,000	5,065,334
San Antonio TX Independent School District Unlimited Tax Series 2018	5.00	8-15-2037	2,000,000	2,336,196
Texas Independent School District Refunding Bond	5.00	8-15-2025	2,260,000	2,675,191
Viridian TX Municipal Management District Unlimited Road Improvement Bond (BAM Insured)	4.00	12-1-2030	710,000	774,380
				45,724,536
Miscellaneous revenue: 0.37%
Austin TX Community College District Public Facility Corporation Bond Series C	5.00	8-1-2026	565,000	689,242
Austin TX Community College District Public Facility Corporation Bond Series C	5.00	8-1-2029	400,000	495,559
Austin TX Community College District Public Facility Corporation Bond Series C	5.00	8-1-2030	500,000	617,357
Lower Colorado River TX Authority	5.50	5-15-2031	2,500,000	2,732,101
Nueces River TX Water Supply Facility Corpus Christi Lake Texana Project	5.00	7-15-2026	1,000,000	1,180,014
Nueces River TX Water Supply Facility Corpus Christi Lake Texana Project	5.00	7-15-2027	1,250,000	1,470,627
				7,184,900
Tax revenue: 0.46%
Houston TX Old Spanish Trail Almeda Corridors Redevelopment Authority (BAM Insured)	4.00	9-1-2031	1,540,000	1,807,485
Texas Midtown RDA Refunding Bond (BAM Insured)	5.25	1-1-2027	1,880,000	2,011,306
Texas Midtown RDA Refunding Bond (BAM Insured)	5.25	1-1-2029	2,390,000	2,556,926
Texas Midtown RDA Refunding Bond (BAM Insured)	5.25	1-1-2030	1,500,000	1,604,766
Texas Midtown RDA Refunding Bond (BAM Insured)	5.25	1-1-2031	1,000,000	1,069,844
				9,050,327
Transportation revenue: 0.87%
North Texas Thruway Authority Revenue Convertible CAB Special PJS System C øø	0.00	9-1-2045	5,000,000	7,531,517
Texas Grand Parkway Transportation Corporation System Series A	5.00	10-1-2034	1,500,000	1,881,275
The accompanying notes are an integral part of these financial statements.

42  |  Wells Fargo Intermediate Tax/AMT-Free Fund

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Transportation revenue (continued)
Texas Private Activity Surface Transportation Corporation Senior Lien Series A	5.00%	12-31-2035	$ 3,000,000	$ 3,814,352
Texas Private Activity Surface Transportation Corporation Senior Lien Series A	5.00	12-31-2036	3,015,000	3,825,969
				17,053,113
Utilities revenue: 0.52%
Austin TX Refunding Bond (NPFGC Insured)	5.25	5-15-2025	1,205,000	1,324,279
Brownsville TX Utilities System Refunding Bond	5.00	9-1-2026	2,190,000	2,575,322
Brownsville TX Utilities System Refunding Bond	5.00	9-1-2029	1,500,000	1,759,870
Brownsville TX Utilities System Refunding Bond	5.00	9-1-2030	2,500,000	2,933,117
Weatherford TX Utility System Refunding & Improvement Bond (AGM Insured)	5.00	9-1-2025	1,000,000	1,172,798
Weatherford TX Utility System Refunding & Improvement Bond (AGM Insured)	5.00	9-1-2026	375,000	444,033
				10,209,419
Water & sewer revenue: 0.35%
Amarillo TX Waterworks and Sewer System Bond Series B	5.00	4-1-2028	645,000	816,611
North Harris County TX Regional Water Authority Senior Lien (BAM Insured)	5.00	12-15-2029	1,215,000	1,296,845
Tarrant TX Water Project Refunding Bond	4.00	2-1-2027	1,000,000	1,152,313
Texas Water Development Board State Implementation Series A	4.00	10-15-2032	3,000,000	3,586,535
				6,852,304
				120,311,233
Utah: 0.31%
Education revenue: 0.11%
University of Utah (Citibank NA LIQ) ø	0.06	8-1-2021	680,000	680,000
Utah Charter School Finance Authority Refunding Bond (CSCE Insured)	4.00	4-15-2023	400,000	423,676
Utah Charter School Finance Authority Refunding Bond 144A	4.50	6-15-2027	1,025,000	1,110,210
				2,213,886
Miscellaneous revenue: 0.20%
West Valley UT Municipal Building Authority (AGM Insured)	5.00	2-1-2028	1,000,000	1,222,434
West Valley UT Municipal Building Authority (AGM Insured)	5.00	2-1-2032	1,555,000	1,877,269
West Valley UT Municipal Building Authority (AGM Insured)	5.00	2-1-2033	645,000	776,777
				3,876,480
				6,090,366
Virginia: 0.11%
Tax revenue: 0.11%
Greater Richmond VA Convention Center	5.00	6-15-2025	1,000,000	1,178,894
Marquis VA CDA CAB Series 2015 144A¤	0.00	9-1-2045	386,000	185,280
The accompanying notes are an integral part of these financial statements.

Wells Fargo Intermediate Tax/AMT-Free Fund  |  43

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Tax revenue (continued)
Marquis VA CDA CAB Series C ¤	0.00%	9-1-2041	$ 1,772,000	$ 105,129
Marquis VA CDA Series B	5.63	9-1-2041	1,274,000	630,165
				2,099,468
Washington: 4.95%
Education revenue: 0.06%
Washington EDFA	5.00	6-1-2028	1,000,000	1,127,850
GO revenue: 1.76%
King County WA Public Hospital District #1 Valley Medical Center Refunding Bond	5.00	12-1-2026	775,000	947,693
King County WA Public Hospital District #1 Valley Medical Center Refunding Bond	5.00	12-1-2029	1,600,000	1,933,335
King County WA Public Hospital District #1 Valley Medical Center Refunding Bond	5.00	12-1-2031	6,665,000	8,020,310
King County WA Public Hospital District #1 Valley Medical Center Refunding Bond	5.00	12-1-2032	2,905,000	3,489,255
King County WA Public Hospital District #1 Valley Medical Center Refunding Bond	5.00	12-1-2033	7,045,000	8,445,655
Washington Various Purposes Bond Series C	5.00	2-1-2034	5,800,000	6,910,181
Washington Various Purposes Refunding Bond Series B	5.00	7-1-2028	4,000,000	4,785,191
				34,531,620
Health revenue: 0.79%
Washington HCFR Fred Hutchinson Cancer Research Center (SIFMA Municipal Swap +1.05%) ±	1.08	1-1-2042	10,000,000	10,071,406
Washington HCFR Fred Hutchinson Cancer Research Center	5.00	1-1-2026	2,250,000	2,629,205
Washington HCFR Fred Hutchinson Cancer Research Center	5.00	1-1-2027	1,050,000	1,222,898
Washington HCFR Fred Hutchinson Cancer Research Center	5.00	1-1-2028	1,350,000	1,567,669
				15,491,178
Housing revenue: 0.55%
Snohomish County WA Housing Authority Carvel Apartments Project	5.00	4-1-2032	1,955,000	2,432,547
Snohomish County WA Housing Authority Carvel Apartments Project	5.00	4-1-2033	1,550,000	1,921,005
Snohomish County WA Housing Authority Carvel Apartments Project	5.00	4-1-2034	655,000	809,711
Washington Housing Finance Commission Downtowner Apartments Project (FHLMC LIQ)	3.70	7-1-2030	5,000,000	5,678,914
				10,842,177
Miscellaneous revenue: 0.98%
Washington Certificate of Participation Series B	5.00	7-1-2037	1,585,000	2,028,080
Washington Lease FYI Properties Refunding Bond	5.00	6-1-2034	6,000,000	7,301,525
Washington Motor Vehicle Fuel Tax Refunding Bond Series D	5.00	7-1-2031	5,830,000	6,719,366
Washington Office Building Refunding Bond	5.00	7-1-2026	2,750,000	3,111,720
				19,160,691
The accompanying notes are an integral part of these financial statements.

44  |  Wells Fargo Intermediate Tax/AMT-Free Fund

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Resource recovery revenue: 0.29%
Seattle WA Solid Waste System Improvement & Refunding Bond	4.00%	6-1-2033	$ 1,175,000	$ 1,343,782
Tacoma WA Solid Waste Refunding Bond Series B	5.00	12-1-2027	620,000	751,565
Tacoma WA Solid Waste Refunding Bond Series B	5.00	12-1-2028	1,455,000	1,759,042
Tacoma WA Solid Waste Refunding Bond Series B	5.00	12-1-2029	1,525,000	1,838,747
				5,693,136
Utilities revenue: 0.52%
Chelan County WA Public Utility District #1 Refunding Bond Series A	4.00	7-1-2038	2,805,000	3,396,688
Lewis County WA Public Utility District Refunding Bond	5.25	4-1-2032	6,115,000	6,780,179
				10,176,867
				97,023,519
West Virginia: 0.73%
GO revenue: 0.26%
West Virginia Road Bond Series B	5.00	12-1-2036	4,000,000	5,053,551
Health revenue: 0.08%
West Virginia Hospital Finance Authority West Virginia University Health System Series A	5.00	6-1-2031	375,000	455,670
West Virginia Hospital Finance Authority West Virginia University Health System Series A	5.00	6-1-2032	980,000	1,188,450
				1,644,120
Miscellaneous revenue: 0.39%
West Virginia EDA Excess Lottery Series A	5.00	7-1-2038	2,980,000	3,729,542
West Virginia School Building Authority Capital Improvement Bond Series A	5.00	7-1-2027	1,595,000	1,878,316
West Virginia School Building Authority Capital Improvement Bond Series A	5.00	7-1-2029	1,755,000	2,058,360
				7,666,218
				14,363,889
Wisconsin: 0.61%
Education revenue: 0.26%
Wisconsin PFA KU Campus Development Corporation Central District Development Project	5.00	3-1-2032	4,315,000	5,132,633
Health revenue: 0.13%
Wisconsin HEFA Series A	4.00	11-15-2039	2,250,000	2,573,766
Miscellaneous revenue: 0.12%
Appleton WI RDA Redevelopment Revenue Adjustable Rate Demand Revenue Bond Fox Cities Arts Center B (Associated Trust Company NA LOC) ø	0.09	6-1-2036	1,000,000	1,000,000
Milwaukee WI RDA Public Schools	5.00	11-15-2029	420,000	509,749
Milwaukee WI RDA Public Schools	5.00	11-15-2030	635,000	768,837
				2,278,586
The accompanying notes are an integral part of these financial statements.

Wells Fargo Intermediate Tax/AMT-Free Fund  |  45

Portfolio of investments—June 30, 2021

		Interest rate	Maturity date	Principal	Value
Tax revenue: 0.10%
Wisconsin Center District Senior Dedicated Tax Bond Series C (AGM Insured) ¤		0.00%	12-15-2034	$ 1,250,000	$ 922,893
Wisconsin Center District Senior Dedicated Tax Bond Series C (AGM Insured) ¤		0.00	12-15-2035	1,600,000	1,136,107
					2,059,000
					12,043,985
Total Municipal obligations (Cost $1,792,615,894)					1,949,534,577
Total investments in securities (Cost $1,792,615,894)	99.49%				1,949,534,577
Other assets and liabilities, net	0.51				10,077,258
Total net assets	100.00%				$1,959,611,835

±	Variable rate investment. The rate shown is the rate in effect at period end.
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
ø	Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The maturity date shown represents the final maturity date of the security. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The rate shown is the rate in effect at period end.
¤	The security is issued in zero coupon form with no periodic interest payments.
øø	The interest rate is determined and reset by the issuer periodically depending upon the terms of the security. The rate shown is the rate in effect at period end.
•	The Fund has stopped accruing interest on this security.
##	All or a portion of this security is segregated for when-issued securities.
%%	The security is purchased on a when-issued basis.

Abbreviations:
AGC	Assured Guaranty Corporation
AGM	Assured Guaranty Municipal
Ambac	Ambac Financial Group Incorporated
BAM	Build America Mutual Assurance Company
BHAC	Berkshire Hathaway Assurance Corporation
CAB	Capital appreciation bond
CDA	Community Development Authority
EDA	Economic Development Authority
EDFA	Economic Development Finance Authority
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
GO	General obligation
HCFR	Healthcare facilities revenue
HEFA	Health & Educational Facilities Authority
HEFAR	Higher Education Facilities Authority Revenue
HFA	Housing Finance Authority
IDA	Industrial Development Authority
LIBOR	London Interbank Offered Rate
LIQ	Liquidity agreement
LOC	Letter of credit
NPFGC	National Public Finance Guarantee Corporation
PFA	Public Finance Authority
RDA	Redevelopment Authority
SIFMA	Securities Industry and Financial Markets Association
SPA	Standby purchase agreement
TTFA	Transportation Trust Fund Authority
The accompanying notes are an integral part of these financial statements.

46  |  Wells Fargo Intermediate Tax/AMT-Free Fund

Statement of assets and liabilities—June 30, 2021

Assets
Investments in unaffiliated securities, at value (cost $1,792,615,894)	$ 1,949,534,577
Cash	13,874,800
Receivable for interest	20,563,251
Receivable for Fund shares sold	1,716,290
Receivable for investments sold	875,878
Prepaid expenses and other assets	13,990
Total assets	1,986,578,786
Liabilities
Payable for investments purchased	13,166,616
Payable for when-issued transactions	8,014,858
Payable for Fund shares redeemed	3,480,355
Dividends payable	1,610,486
Management fee payable	538,618
Administration fees payable	118,008
Distribution fee payable	7,407
Trustees’ fees and expenses payable	425
Accrued expenses and other liabilities	30,178
Total liabilities	26,966,951
Total net assets	$1,959,611,835
Net assets consist of
Paid-in capital	$ 1,817,949,011
Total distributable earnings	141,662,824
Total net assets	$1,959,611,835
Computation of net asset value and offering price per share
Net assets – Class A	$ 246,130,496
Shares outstanding – Class A1	20,648,849
Net asset value per share – Class A	$11.92
Maximum offering price per share – Class A2	$12.29
Net assets – Class C	$ 11,990,470
Shares outstanding – Class C1	1,005,912
Net asset value per share – Class C	$11.92
Net assets – Class R6	$ 728,546,736
Shares outstanding – Class R6[1]	61,054,476
Net asset value per share – Class R6	$11.93
Net assets – Administrator Class	$ 47,551,722
Shares outstanding – Administrator Class[1]	3,986,738
Net asset value per share – Administrator Class	$11.93
Net assets – Institutional Class	$ 925,392,411
Shares outstanding – Institutional Class[1]	77,521,334
Net asset value per share – Institutional Class	$11.94
[1]	The Fund has an unlimited number of authorized shares
[2]	Maximum offering price is computed as 100/97 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

Wells Fargo Intermediate Tax/AMT-Free Fund  |  47

Statement of operations—year ended June 30, 2021

Investment income
Interest	$ 64,356,614
Expenses
Management fee	8,282,235
Administration fees
Class A	402,979
Class C	22,873
Class R6	263,266
Administrator Class	50,327
Institutional Class	852,139
Shareholder servicing fees
Class A	629,193
Class C	35,681
Administrator Class	124,039
Distribution fee
Class C	107,039
Custody and accounting fees	97,956
Professional fees	72,873
Registration fees	138,410
Shareholder report expenses	103,436
Trustees’ fees and expenses	19,272
Other fees and expenses	58,950
Total expenses	11,260,668
Less: Fee waivers and/or expense reimbursements
Fund-level	(405,408)
Class A	(215,085)
Class C	(11,210)
Administrator Class	(59,445)
Net expenses	10,569,520
Net investment income	53,787,094
Realized and unrealized gains (losses) on investments
Net realized gains on investments	28,079,093
Net change in unrealized gains (losses) on investments	11,018,704
Net realized and unrealized gains (losses) on investments	39,097,797
Net increase in net assets resulting from operations	$92,884,891
The accompanying notes are an integral part of these financial statements.

48  |  Wells Fargo Intermediate Tax/AMT-Free Fund

Statement of changes in net assets

	Year ended June 30, 2021		Year ended June 30, 2020
Operations
Net investment income		$ 53,787,094		$ 66,061,506
Net realized gains (losses) on investments		28,079,093		(11,184,895)
Net change in unrealized gains (losses) on investments		11,018,704		16,254,772
Net increase in net assets resulting from operations		92,884,891		71,131,383
Distributions to shareholders from
Net investment income and net realized gains
Class A		(5,430,306)		(5,665,902)
Class C		(199,452)		(320,518)
Class R6		(21,437,694)		(27,533,926)
Administrator Class		(1,131,729)		(3,954,214)
Institutional Class		(25,557,772)		(28,315,374)
Total distributions to shareholders		(53,756,953)		(65,789,934)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	2,517,766	29,826,922	2,965,506	34,620,862
Class C	179,989	2,134,820	144,337	1,694,521
Class R6	16,904,544	200,647,417	46,910,464	549,315,972
Administrator Class	540,975	6,436,253	5,072,549	59,288,034
Institutional Class	15,114,595	179,682,905	24,518,409	286,969,473
		418,728,317		931,888,862
Reinvestment of distributions
Class A	436,176	5,175,278	464,092	5,437,440
Class C	16,407	194,593	24,503	287,109
Class R6	332,078	3,935,648	821,396	9,637,135
Administrator Class	91,539	1,086,703	327,038	3,835,145
Institutional Class	1,890,955	22,464,870	2,101,021	24,658,105
		32,857,092		43,854,934
Payment for shares redeemed
Class A	(3,609,130)	(42,841,998)	(4,686,618)	(54,404,248)
Class C	(818,394)	(9,682,479)	(833,633)	(9,778,713)
Class R6	(54,972,301)	(651,320,507)	(34,293,227)	(395,802,003)
Administrator Class	(1,798,153)	(21,293,473)	(15,478,688)	(180,152,457)
Institutional Class	(35,376,643)	(420,166,305)	(33,441,703)	(390,400,383)
		(1,145,304,762)		(1,030,537,804)
Net decrease in net assets resulting from capital share transactions		(693,719,353)		(54,794,008)
Total decrease in net assets		(654,591,415)		(49,452,559)
Net assets
Beginning of period		2,614,203,250		2,663,655,809
End of period		$ 1,959,611,835		$ 2,614,203,250
The accompanying notes are an integral part of these financial statements.

Wells Fargo Intermediate Tax/AMT-Free Fund  |  49

Financial highlights
(For a share outstanding throughout each period)
	Year ended June 30
Class A	2021	2020	2019	2018	2017
Net asset value, beginning of period	$11.72	$11.66	$11.31	$11.46	$11.89
Net investment income	0.26	0.26	0.28	0.27	0.27
Net realized and unrealized gains (losses) on investments	0.20	0.05	0.35	(0.15)	(0.42)
Total from investment operations	0.46	0.31	0.63	0.12	(0.15)
Distributions to shareholders from
Net investment income	(0.26)	(0.25)	(0.28)	(0.27)	(0.27)
Net realized gains	0.00	0.00	0.00	0.00	(0.01)
Total distributions to shareholders	(0.26)	(0.25)	(0.28)	(0.27)	(0.28)
Net asset value, end of period	$11.92	$11.72	$11.66	$11.31	$11.46
Total return[1]	3.92%	2.72%	5.67%	1.08%	(1.27)%
Ratios to average net assets (annualized)
Gross expenses	0.80%	0.79%	0.80%	0.80%	0.79%
Net expenses	0.70%	0.70%	0.70%	0.70%	0.70%
Net investment income	2.16%	2.18%	2.47%	2.38%	2.31%
Supplemental data
Portfolio turnover rate	12%	24%	14%	14%	19%
Net assets, end of period (000s omitted)	$246,130	$249,724	$263,113	$287,408	$359,649

[1]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.

50  |  Wells Fargo Intermediate Tax/AMT-Free Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended June 30
Class C	2021	2020	2019	2018	2017
Net asset value, beginning of period	$11.72	$11.66	$11.31	$11.46	$11.89
Net investment income	0.17	0.17	0.20	0.19	0.18
Net realized and unrealized gains (losses) on investments	0.20	0.06	0.35	(0.15)	(0.42)
Total from investment operations	0.37	0.23	0.55	0.04	(0.24)
Distributions to shareholders from
Net investment income	(0.17)	(0.17)	(0.20)	(0.19)	(0.18)
Net realized gains	0.00	0.00	0.00	0.00	(0.01)
Total distributions to shareholders	(0.17)	(0.17)	(0.20)	(0.19)	(0.19)
Net asset value, end of period	$11.92	$11.72	$11.66	$11.31	$11.46
Total return[1]	3.14%	1.95%	4.88%	0.32%	(2.01)%
Ratios to average net assets (annualized)
Gross expenses	1.55%	1.54%	1.55%	1.55%	1.54%
Net expenses	1.45%	1.45%	1.45%	1.45%	1.45%
Net investment income	1.40%	1.43%	1.73%	1.63%	1.56%
Supplemental data
Portfolio turnover rate	12%	24%	14%	14%	19%
Net assets, end of period (000s omitted)	$11,990	$19,082	$26,737	$35,421	$44,462

[1]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.

Wells Fargo Intermediate Tax/AMT-Free Fund  |  51

Financial highlights
(For a share outstanding throughout each period)
	Year ended June 30
Class R6	2021	2020	2019 [1]
Net asset value, beginning of period	$11.74	$11.67	$11.33
Net investment income	0.29	0.29	0.29
Net realized and unrealized gains (losses) on investments	0.19	0.07	0.34
Total from investment operations	0.48	0.36	0.63
Distributions to shareholders from
Net investment income	(0.29)	(0.29)	(0.29)
Net asset value, end of period	$11.93	$11.74	$11.67
Total return[2]	4.14%	3.110%	5.65%
Ratios to average net assets (annualized)
Gross expenses	0.42%	0.41%	0.41%
Net expenses	0.40%	0.40%	0.40%
Net investment income	2.44%	2.48%	2.75%
Supplemental data
Portfolio turnover rate	12%	24%	14%
Net assets, end of period (000s omitted)	$728,547	$1,159,305	$996,477

[1]	For the period from July 31, 2018 (commencement of class operations) to June 30, 2019
[2]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

52  |  Wells Fargo Intermediate Tax/AMT-Free Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended June 30
Administrator Class	2021	2020	2019	2018	2017
Net asset value, beginning of period	$11.73	$11.67	$11.32	$11.47	$11.90
Net investment income	0.27	0.27	0.29	0.28	0.28
Net realized and unrealized gains (losses) on investments	0.20	0.06	0.35	(0.15)	(0.42)
Total from investment operations	0.47	0.33	0.64	0.13	(0.14)
Distributions to shareholders from
Net investment income	(0.27)	(0.27)	(0.29)	(0.28)	(0.28)
Net realized gains	0.00	0.00	0.00	0.00	(0.01)
Total distributions to shareholders	(0.27)	(0.27)	(0.29)	(0.28)	(0.29)
Net asset value, end of period	$11.93	$11.73	$11.67	$11.32	$11.47
Total return	4.02%	2.82%	5.77%	1.18%	(1.17)%
Ratios to average net assets (annualized)
Gross expenses	0.73%	0.73%	0.74%	0.73%	0.73%
Net expenses	0.60%	0.60%	0.60%	0.60%	0.60%
Net investment income	2.25%	2.28%	2.57%	2.48%	2.39%
Supplemental data
Portfolio turnover rate	12%	24%	14%	14%	19%
Net assets, end of period (000s omitted)	$47,552	$60,435	$177,742	$183,624	$309,793
The accompanying notes are an integral part of these financial statements.

Wells Fargo Intermediate Tax/AMT-Free Fund  |  53

Financial highlights
(For a share outstanding throughout each period)
	Year ended June 30
Institutional Class	2021	2020	2019	2018	2017
Net asset value, beginning of period	$11.74	$11.68	$11.33	$11.47	$11.91
Net investment income	0.29	0.28	0.31	0.30	0.30
Net realized and unrealized gains (losses) on investments	0.20	0.06	0.35	(0.14)	(0.43)
Total from investment operations	0.49	0.34	0.66	0.16	(0.13)
Distributions to shareholders from
Net investment income	(0.29)	(0.28)	(0.31)	(0.30)	(0.30)
Net realized gains	0.00	0.00	0.00	0.00	(0.01)
Total distributions to shareholders	(0.29)	(0.28)	(0.31)	(0.30)	(0.31)
Net asset value, end of period	$11.94	$11.74	$11.68	$11.33	$11.47
Total return	4.17%	2.97%	5.93%	1.42%	(1.10)%
Ratios to average net assets (annualized)
Gross expenses	0.47%	0.46%	0.47%	0.47%	0.47%
Net expenses	0.45%	0.45%	0.45%	0.45%	0.45%
Net investment income	2.40%	2.43%	2.72%	2.64%	2.58%
Supplemental data
Portfolio turnover rate	12%	24%	14%	14%	19%
Net assets, end of period (000s omitted)	$925,392	$1,125,657	$1,199,588	$1,932,382	$1,814,841
The accompanying notes are an integral part of these financial statements.

54  |  Wells Fargo Intermediate Tax/AMT-Free Fund

Notes to financial statements
1. ORGANIZATION
Wells Fargo Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Intermediate Tax/AMT-Free Fund (the "Fund") which is a diversified series of the Trust.
On February 23, 2021, Wells Fargo & Company announced that it has entered into a definitive agreement to sell Wells Fargo Asset Management ("WFAM") to GTCR LLC and Reverence Capital Partners, L.P. WFAM is the trade name used by the asset management businesses of Wells Fargo & Company and includes Wells Fargo Funds Management, LLC, the investment manager to the Fund, Wells Capital Management, LLC and Wells Fargo Asset Management (International) Limited, both registered investment advisers providing sub-advisory services to certain funds, and Wells Fargo Funds Distributor, LLC, the Fund's principal underwriter. As part of the transaction, Wells Fargo & Company will own a 9.9% equity interest and will continue to serve as an important client and distribution partner.
Consummation of the transaction will result in the automatic termination of the Fund's investment management agreement and subadvisory agreement. The Fund's Board of Trustees approved a new investment management and new subadvisory agreement and approved submitting the agreements to the Fund’s shareholders for approval at a special meeting of shareholders expected to be held on August 16, 2021. Shareholders of record of the Fund at the close of business on May 28, 2021 are entitled to vote at the meeting. If shareholders approve the new agreements, they would take effect upon the closing of the transaction. The transaction is expected to close in the second half of 2021, subject to customary closing conditions.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC ("Funds Management"). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.
When-issued transactions
The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund's commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

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Notes to financial statements
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.
Distributions to shareholders
Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable and tax-exempt income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of June 30, 2021, the aggregate cost of all investments for federal income tax purposes was $1,793,732,323 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$158,156,511
Gross unrealized losses	(2,354,257)
Net unrealized gains	$155,802,254
As of June 30, 2021, the Fund had capital loss carryforwards which consisted of $12,860,123 in short-term capital losses and $1,525,033 in long-term capital losses.
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

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Notes to financial statements
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of June 30, 2021:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Municipal obligations	$0	$1,949,534,577	$0	$1,949,534,577
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended June 30, 2021, the Fund did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Management fee
Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company ("Wells Fargo"), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $500 million	0.400%
Next $500 million	0.375
Next $2 billion	0.350
Next $2 billion	0.325
Next $5 billion	0.290
Over $10 billion	0.280
For the year ended June 30, 2021, the management fee was equivalent to an annual rate of 0.37% of the Fund’s average daily net assets.
Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management, LLC, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.16%
Class C	0.16
Class R6	0.03
Administrator Class	0.10
Institutional Class	0.08

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Notes to financial statements
Waivers and/or expense reimbursements
Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management will waive fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has contractually committed through October 31, 2021 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. The contractual expense caps are as follows:
Expense ratio caps
Class A	0.70%
Class C	1.45
Class R6	0.40
Administrator Class	0.60
Institutional Class	0.45
Distribution fee
The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC ("Funds Distributor"), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.
In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended June 30, 2021, Funds Distributor received $4,078 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended June 30, 2021.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund had $356,680,000, $358,627,000 and $0 in interfund purchases, sales and net realized gains (losses), respectively, during the year ended June 30, 2021.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended June 30, 2021 were $249,785,228 and $855,898,149, respectively.
6. BANK BORROWINGS
The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight bank funding rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.
For the year ended June 30, 2021, there were no borrowings by the Fund under the agreement.

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Notes to financial statements
7. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid was $53,756,953 and $65,789,934 of tax-exempt income for the years ended June 30, 2021 and June 30, 2020, respectively.
As of June 30, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed tax-exempt income	Unrealized gains	Capital loss carryforward
$1,864,883	$155,802,254	$(14,385,156)
8. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
9. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.
10. SUBSEQUENT EVENTS
Wells Fargo Asset Management ("WFAM") announced that it will be changing its company name to Allspring Global Investments upon the closing of the previously announced sale transaction of WFAM by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. The new corporate name is expected to go into effect on the closing date of the transaction, which is anticipated to occur in the second half of 2021, subject to customary closing conditions.
At a meeting held July 15, 2021, the Board of Trustees of the Wells Fargo Funds approved a change in the Fund's name to remove “Wells Fargo” from the Fund's name and replace with “Allspring”. The change is expected to go into effect on October 11, 2021.
Following the closing of the transaction, Wells Fargo Funds Management, LLC, the Fund's investment manager, Wells Capital Management, LLC and Wells Fargo Asset Management (International) Limited, each subadvisers to certain funds, and Wells Fargo Funds Distributor, LLC, the Fund's principal underwriter, will each be rebranded as Allspring.
At a special meeting of shareholders held on August 16, 2021, shareholders of the Fund approved a new investment management and a new subadvisory agreement that will be effective at the closing of the sale transaction.

Wells Fargo Intermediate Tax/AMT-Free Fund  |  59

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Wells Fargo Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Wells Fargo Intermediate Tax/AMT-Free Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of June 30, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of June 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of June 30, 2021, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however, we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.
Boston, Massachusetts
August 25, 2021

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Other information (unaudited)
TAX INFORMATION
Pursuant to Section 852 of the Internal Revenue Code, 100% of distributions paid from net investment income is designated as exempt-interest dividends for the fiscal year ended June 30, 2021.
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

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Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 139 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

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Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

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Other information (unaudited)
Officers
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC and Chief Legal Counsel of Wells Fargo Asset Management since 2018. Deputy General Counsel of Wells Fargo Bank, N.A. since 2020 and Assistant General Counsel of Wells Fargo Bank, N.A. from 2018 to 2020. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.
Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

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Board considerations (unaudited)
BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:
Board Considerations – Current Agreements
Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at a Board meeting held on May 17-19, 2021 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Intermediate Tax/AMT-Free Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”
The Board noted that Wells Fargo & Company recently announced that it had entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”), which includes Funds Management and the Sub-Adviser, to GTCR LLC and Reverence Capital Partners, L.P. and/or their affiliates (the “Transaction”). The Board further noted that the Transaction would result in a change-of-control of Funds Management and the Sub-Adviser, which would be considered to be an assignment that would result in the termination of the Advisory Agreements. In light of the Transaction, the Board separately considered for approval a new investment management agreement with Funds Management and a new sub-advisory agreement with the Sub-Adviser (the “New Agreements”) that would replace the Advisory Agreements upon consummation of the Transaction, subject to approval of the New Agreements by the Fund’s shareholders. The Board also considered for approval interim agreements to go into effect in the event shareholders do not approve the New Agreements before the Transaction is completed. The interim agreements would allow the Manager and the Sub-Adviser to continue providing services to the Fund while the Fund continues to seek shareholder approval of the New Agreements. The Board noted that the terms of the interim agreements would be identical to those of the current Advisory Agreements, except for the term and certain escrow provisions.
At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at Board meetings held in April and May 2021, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2021. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent and quality of services
The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of WFAM, of which Funds Management and the Sub-Adviser are a part, and a summary of investments made in the business of WFAM. The Board also received a description of

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Funds Management’s and the Sub-Adviser’s business continuity plans, including a summary of the performance of such plans and any changes thereto during the COVID-19 pandemic, and of their approaches to data privacy and cybersecurity. The Board also received and reviewed information about Funds Management’s role as administrator of the Fund’s liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.
The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel.
The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates. The Board also considered information about retention and back-up arrangements that have been put into place with respect to key personnel of WFAM in connection with the anticipated Transaction, noting that WFAM provided assurances that the announcement and eventual culmination of the Transaction is not expected to result in any diminution in the nature or quality of services provided to the Fund.
Fund investment performance and expenses
The Board considered the investment performance results for the Fund over various time periods ended December 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrator Class) was lower than the average investment performance of the Universe for the one-year period under review, in range of the average investment performance of the Universe for the three- and five-year periods under review, and higher than the average investment performance of the Universe for the ten-year period under review. The Board also noted that the investment performance of the Fund was lower than its benchmark index, the Bloomberg Barclays Muni Bond 1-15 Year Blend Index, for all periods under review except the ten-year period, which was in range of its benchmark index.
The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and benchmark index for the periods identified above. The Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions and market factors that affected the Fund’s investment performance.
The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than or in range of the median net operating expense ratios of the expense Groups for each share class except for the Administrator Class, which was equal to the net operating expense ratios of the Fund.
The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.
Investment management and sub-advisory fee rates
The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.
Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were in range of or lower than the sum of these average rates for the Fund’s expense Groups for all share classes.

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The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.
The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.
Profitability
The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.
Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.
Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.
Economies of scale
The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
The Board concluded that Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.
Other benefits to Funds Management and the Sub-Adviser
The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.
The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

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Board considerations (unaudited)
Conclusion
At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term.

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Board considerations (unaudited)
Board Considerations – New Agreements
Overview of the Board evaluation process
At a meeting held on May 17-19, 2021 (the “Board Meeting”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”, and the series identified below, the “Funds”) approved the continuation of each Fund’s current Investment Management Agreement (the “Current Investment Management Agreement”) and the current Sub-Advisory Agreements (the “Current Sub-Advisory Agreements”, and collectively, the “Current Agreements”).
Wells Fargo C&B Mid Cap Value Fund
Wells Fargo California Limited-Term Tax-Free Fund
Wells Fargo California Tax-Free Fund
Wells Fargo Classic Value Fund
Wells Fargo Common Stock Fund
Wells Fargo Disciplined Small Cap Fund
Wells Fargo Disciplined U.S. Core Fund
Wells Fargo Discovery Fund
Wells Fargo Diversified Equity Fund
Wells Fargo Endeavor Select Fund
Wells Fargo Enterprise Fund
Wells Fargo Fundamental Small Cap Growth Fund
Wells Fargo Growth Fund
Wells Fargo High Yield Municipal Bond Fund
Wells Fargo Intermediate Tax/AMT-Free Fund
Wells Fargo Large Cap Core Fund
Wells Fargo Large Cap Growth Fund
Wells Fargo Large Company Value Fund
Wells Fargo Minnesota Tax-Free Fund
Wells Fargo Municipal Bond Fund
Wells Fargo Omega Growth Fund
Wells Fargo Opportunity Fund
Wells Fargo Pennsylvania Tax-Free Fund
Wells Fargo Premier Large Company Growth Fund
Wells Fargo Short-Term Municipal Bond Fund
Wells Fargo Small Cap Fund
Wells Fargo Special Mid Cap Value Fund
Wells Fargo Special Small Cap Value Fund
Wells Fargo Strategic Municipal Bond Fund
Wells Fargo Ultra Short-Term Municipal Income Fund
Wells Fargo Wisconsin Tax-Free Fund
Each Trustee on the Board is not an “interested person” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Funds (collectively, the “Independent Trustees”). The process followed by the Board in considering and approving the continuation of the Current Agreements is referred to herein as the “2021 Annual Approval Process.”
As noted above, the closing of the sale of Wells Fargo Asset Management (“WFAM”) to a holding company (“NewCo”) affiliated with private funds of GTCR LLC (“GTCR”) and of Reverence Capital Partners, L.P. (“Reverence Capital”, and such transaction, the “Transaction”) will result in a change of control of Wells Fargo Funds Management LLC (“Funds Management”) and Wells Capital Management Incorporated (“Wells Capital”, and together with Funds Management, the “Advisers”), which will be considered to be an “assignment” of each Fund’s Current Agreements under the 1940 Act that will result in the automatic termination of each Fund’s Current Agreements. In light of the expected termination of each Fund’s Current Agreements upon the closing, at the Board Meeting the Board also considered and approved the New Agreements, which are: (i) a new Investment Management Agreement (the “New Investment Management Agreement”) between the Trust, on behalf of each Fund, and Funds Management; (ii) a new Sub-Advisory Agreement (the “New Wells Capital Sub-Advisory Agreement”) among the Trust, Funds Management and Wells Capital with respect to each Fund other than C& B Mid Cap Value Fund and Diversified Equity Fund; and (iii) a new Sub-Advisory Agreement (the “New C&B Sub-Advisory Agreement”, and collectively, the “New Agreements”) among the Trust, with respect to the C&B Mid Cap Value Fund, Funds Management and Cooke & Bieler, L.P. (“C&B”, and together with Wells Capital, the “Sub-Advisers”), each of which is intended to go into effect upon the closing. The process followed by the Board in reviewing and approving the New Agreements is referred to herein as the “New Agreement Approval Process.”

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Board considerations (unaudited)
At a series of meetings held in April and May 2021 (collectively, “April and May 2021 Meetings”) and at the Board Meeting, the Trustees conferred extensively among themselves and with senior representatives of Funds Management, GTCR and Reverence Capital about the New Agreements and related matters. The Board reviewed and discussed information furnished by Funds Management, GTCR and Reverence Capital that the Board considered reasonably necessary to evaluate the terms of the New Agreements and the services to be provided. At these meetings, senior representatives from Funds Management, GTCR and Reverence Capital made presentations to, and responded to questions from, the Board.
In providing information to the Board in connection with the 2021 annual approval process (the “2021 Annual Approval Process”) and the New Agreement Approval Process, Funds Management, GTCR and Reverence Capital (as applicable) were guided by requests for information submitted by independent legal counsel on behalf of the Independent Trustees. In considering and approving the New Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed herein. The Board considered not only the specific information presented in connection with the April and May 2021 Meetings as well as the Board Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Advisers about various topics. In this regard, the Board reviews reports of Funds Management at each of its regular Board meetings, which includes, among other things, portfolio reviews and investment performance reports. In addition, the Board confers with portfolio managers at various times throughout the year. The Board was assisted in its evaluation of the New Agreements by independent legal counsel, from whom the Independent Trustees received separate legal advice and with whom the Independent Trustees met separately. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
Among other information considered by the Board in connection with the Transaction was:
■	Information regarding the Transaction: information about the structure, financing sources and material terms and conditions of the Transaction, including the expected impact on the businesses conducted by the Advisers and by Wells Fargo Funds Distributor LLC, as the distributor of Fund shares.
■	Information regarding NewCo, GTCR and Reverence Capital: (i) information about NewCo, including information about its expected financial condition and access to capital, and senior leadership team; (ii) the experience of senior management at GTCR and Reverence Capital in acquiring portfolio companies; (iii) the plan to operationalize NewCo, including the transition of necessary infrastructure services through a transition services agreement with Wells Fargo under which Wells Fargo will continue to provide NewCo with certain services for a specified period of time after the closing; and (iv) information regarding regulatory matters, compliance, and risk management functions at NewCo, including resources to be dedicated thereto.
■	Impact of the Transaction on WFAM and Service Providers: (i) information regarding any changes to personnel and/or other resources of the Advisers as a result of the Transaction, including assurances regarding comparable and competitive compensation arrangements to attract and retain highly qualified personnel; and (ii) information about the organizational and operating structure with respect to NewCo, the Advisers and the Funds.
■	Impact of the Transaction on the Funds and their Shareholders: (i) information regarding anticipated benefits to the Funds as a result of the Transaction; (ii) a commitment that the Funds would not bear any expenses, directly or indirectly, in connection with the Transaction; (iii) confirmation that the Advisers intend to continue to manage the Funds in a manner consistent with each Fund’s current investment objectives and principal investments strategies; and (iv) a commitment that neither NewCo nor WFAM will take any steps that would impose any “unfair burden” (as that term is used in section 15(f)(1)(B) of the 1940 Act) on the Funds as a result of the Transaction.
With respect to the New Agreements, the Board considered: (i) a representation that, after the closing, all of the Funds will continue to be managed and advised by their current Advisers and for C&B Mid Cap Value Fund, C&B, and that the same portfolio managers of the Sub-Advisers are expected to continue to manage the Funds after the Transaction; (ii) information regarding the terms of the New Agreements, including changes as compared to the Current Agreements; (iii) information confirming that the fee rates payable under the New Agreements will not increase as a result of the Transaction as compared to the rates under the Current Agreements; and (iv) assurances that the Transaction is not expected to cause any diminution with respect to the nature, extent and quality of any of the services currently provided to the Funds by the Advisers as a result of the Transaction.
In addition to considering information furnished specifically to evaluate the impact of the Transaction on the Funds and their respective shareholders in connection with the New Agreement Approval Process, the Board considered information furnished at prior meetings of the Board and its committees, including detailed information provided in connection with the 2021 Annual Approval Process. In this regard, in connection with the 2021 Annual Approval Process, the Board received information about complex-wide and individual Fund performance, fees and expenses, including: (i) a report from an independent data provider comparing the investment performance of each Fund to the investment performance of comparable funds and benchmark indices, over various time periods; (ii) a report from an independent data provider comparing each Fund’s total expense ratio (and

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Board considerations (unaudited)
its components) to those of comparable funds; (iii) comparative information concerning the fees charged and services provided by Funds Management and the Sub-Advisers to each Fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts), if any, that employ investment strategies and techniques similar to those used in managing such Fund(s); and (iv) profitability analyses of Funds Management, as well as the profitability of both WFAM and Wells Fargo from providing services to the fund family as a whole.
After its deliberations, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Advisers under the New Agreements is reasonable, approved the New Agreements for a two-year term, and voted to recommend that Fund shareholders approve the New Agreements. The Board considered the approval of the New Agreements as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent and quality of services
In connection with the 2021 Annual Approval Process, the Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Advisers under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Current Management Agreement, as well as, among other things, a summary of the background and experience of senior management of WFAM, of which Funds Management and Wells Capital are a part, and a summary of investments made in the business of WFAM. The Board also received a description of Funds Management’s and the Sub-Advisers’ business continuity plans, including a summary of the performance of such plans and any changes thereto during the COVID-19 pandemic, and of their approaches to data privacy and cybersecurity. The Board also received and reviewed information about Funds Management’s role as administrator of the Funds’ liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.
In connection with the 2021 Annual Approval Process, the Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds. The Board evaluated the ability of Funds Management and the Sub-Advisers to attract and retain qualified investment professionals, including research, advisory and supervisory personnel.
In connection with the 2021 Annual Approval Process, the Board further considered the compliance programs and compliance records of Funds Management and the Sub-Advisers. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.
In connection with the New Agreement Approval Process, the Board considered, among other information, the structure of the Transaction and expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of Funds Management and the Sub-Advisers. The Board received assurances from Funds Management that each Fund will continue to be advised by its current Sub-Adviser after the closing, and that the same individual portfolio managers are expected to continue to manage the Funds after the closing. With respect to the recruitment and retention of key personnel, the Board noted information from GTCR, Reverence Capital and the Advisers regarding the potential benefits for employees of joining NewCo. The Board recognized that the personnel who had been extended offers may not accept such offers and personnel changes may occur in the future in the ordinary course.
In addition, the Board considered information regarding the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Funds, including the provision of administrative services, and the anticipated impact of the Transaction on such matters. The Board also considered the business-related and other risks to which the Advisers may be subject in managing the Funds and in connection with the Transaction. The Board also considered the transition and integration plans as a result of the change in ownership of the Advisers from Wells Fargo to NewCo. The Board considered the resources and infrastructure that NewCo intends to devote to its compliance program to ensure compliance with applicable laws and regulations, as well as its risk management program and cybersecurity program. The Board also took into account assurances received from the Advisers, GTCR and Reverence Capital that the Transaction is not expected to cause any diminution in the nature, extent and quality of services provided by Funds Management and the Sub-Advisers to the Funds and their shareholders.
Fund investment performance and expenses
In connection with the 2021 Annual Approval Process, the Board considered the investment performance results for each Fund over various time periods ended December 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to each Fund (the “Universe”), and in comparison to each Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the

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mutual funds in the performance Universe. Where applicable, the Board received information concerning, and discussed factors contributing to, underperformance of Funds relative to the Universe and benchmark for any underperformance periods.
In connection with the 2021 Annual Approval Process, the Board also received and considered information regarding each Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year.
In connection with the New Agreement Approval Process, the Board received a commitment that WFAM will maintain fee and expense commitments for at least two years after the closing. The Board took into account each Fund’s investment performance and expense information among the factors considered in deciding to approve the New Agreements.
Investment management and sub-advisory fee rates
In connection with the 2021 Annual Approval Process, the Board reviewed and considered the contractual fee rates payable by each Fund to Funds Management under the Current Management Agreement, as well as the contractual fee rates payable by each Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to each of the Sub-Advisers under the Current Sub-Advisory Agreements for investment sub-advisory services (the “Sub-Advisory Fee Rates”).
Among other information reviewed by the Board in connection with the 2021 Annual Approval Process, was a comparison of each Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups.
In connection with the 2021 Annual Approval Process, the Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the Sub-Advisory Fee Rates. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Advisers, and about Funds Management’s on-going oversight services. With respect to C&B, the Board also considered this amount in comparison to the median amount retained by advisers to funds in a sub-advised expense universe that was determined by Broadridge to be similar to the Specialized Technology Fund. In this regard, the Board noted the small size of the sub-advised expense universe. The Board also considered that the sub-advisory fees paid to C&B had been negotiated by Funds Management on an arm’s length basis. Given the affiliation between Funds Management and Wells Capital, the Board ascribed limited relevance to the allocation of fees between them.
In connection with the 2021 Annual Approval Process, the Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Advisers to other types of clients, if any, with investment strategies similar to those of each Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.
In connection with the New Agreement Approval Process, the Board noted the assurances received by it that there would be no increases to any of the Management Rates or the Sub-Advisory Fee Rates as a result of the Transaction. The Board also considered that the New Agreements do not change the computation method for calculating such fees, and there is no present intention to reduce expense waiver and reimbursement arrangements that are currently in effect. Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the New Management Agreement and to each of the Sub-Advisers under the New Sub-Advisory Agreements was reasonable.
Profitability
In connection with the 2021 Annual Approval Process, the Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo from providing services to the fund family as a whole. The Board noted that Wells Capital’s profitability information with respect to providing services to each Fund Wells Capital

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Board considerations (unaudited)
sub-advises and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis. The Board did not consider profitability with respect to C&B, as the sub-advisory fees paid to C&B had been negotiated by Funds Management on an arm’s-length basis.
Funds Management reported on the methodologies and estimates used in calculating profitability in connection with the 2021 Annual Approval Process, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.
In connection with the New Agreement Approval Process, the Board received certain information about NewCo’s projected financial condition, and reviewed with senior representatives of Funds Management, GTCR and Reverence Capital the underlying assumptions on which such information was based. The Board considered that NewCo is a newly formed entity, with no historical operations, revenues or expenses, and that it is difficult to predict with any degree of certainty the future profitability of NewCo and the Advisers from advisory activities under the New Agreements. The Board considered that the fee rates payable under the New Agreements will not increase as a result of the Transaction as compared to the rates under the Current Agreements, and that the current contractual expense limitations applicable to each Fund will not increase. The Board noted that if the New Agreements are approved by shareholders and the Transaction closes, the Board will have the opportunity in the future to review the profitability of NewCo and the Advisers from advisory activities under the New Agreements.
Economies of scale
In connection with the 2021 Annual Approval Process, the Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Funds, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted the existence of breakpoints in each Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that, in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
In connection with the New Agreement Approval Process, the Board noted that NewCo and the Advisers may benefit from possible growth of the Funds resulting from enhanced distribution capabilities. However, the Board noted that other factors could also affect the potential for economies of scale, and that it was not possible to quantify any potential future economies of scale. Based upon the information furnished to the Board in connection with the 2021 Annual Approval Process and the New Agreement Approval Process, the Board concluded that Funds Management’s arrangements with respect to each Fund, including contractual breakpoints and expense limitation arrangements, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.
“Fall-out” benefits to Funds Management and the Sub-Advisers
In connection with the 2021 Annual Approval Process, the Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including Wells Capital, and C&B as a result of their relationships with the Funds. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Funds and benefits potentially derived from an increase in Funds Management’s and the Sub-Advisers’ business as a result of their relationships with the Funds. The Board noted that various current affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.
In connection with the 2021 Annual Approval Process, the Board also reviewed information about soft dollar credits earned and utilized by the Sub-Advisers, fees earned by Funds Management and Wells Capital from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker of Wells Fargo from portfolio transactions.
In connection with the New Agreement Approval Process, the Board received information to the effect that the Transaction is not expected to have a material impact on the fall-out benefits currently realized by Funds Management and its affiliates, including Wells Capital, and C&B. The information reviewed by the Board also noted that several of the ancillary benefits identified for WFAM would be potential ancillary benefits for NewCo, including that the scale and reputation of the Funds might benefit NewCo’s broader reputation, product initiatives, technology investment and talent acquisition. Based on its consideration of the

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Board considerations (unaudited)
factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits expected to be received by Funds Management and its affiliates, including NewCo and Wells Capital, and C&B under the New Agreements were unreasonable.
Conclusion
At the Board Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Funds Management and to each of the Sub-Advisers under the New Agreements is reasonable, approved the New Agreements for a two-year term, and voted to recommend that Fund shareholders approve the New Agreements.

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Board considerations (unaudited)
Board Considerations - Interim Agreements
At a meeting held on May 17-19, 2021 (the “Board Meeting”), the Boards of Trustees (each, a “Board”, and collectively, the “Boards”) of Wells Fargo Funds Trust, Wells Fargo Master Trust, Wells Fargo Variable Trust, Wells Fargo Global Dividend Opportunity Fund, Wells Fargo Income Opportunities Fund, Wells Fargo Multi-Sector Income Fund and Wells Fargo Utilities and High Income Fund (each a “Trust”, and the series thereof, a “Fund”) reviewed and approved for the Trusts and Funds, as applicable: (i) interim investment management agreements (the “Interim Management Agreements”) with Wells Fargo Funds Management, LLC (“Funds Management”); (ii) interim investment advisory agreements (the “Interim Advisory Agreements”) with Funds Management; and (iii) interim sub-advisory agreements (the “Interim Sub-Advisory Agreements”) with each of Cooke & Bieler, L.P., Galliard Capital Management, LLC (“Galliard”), Peregrine Capital Management Inc., Wells Capital Management, LLC (“WellsCap”), and Wells Fargo Asset Management (International) Limited (“WFAMI”, and collectively, the “Sub-Advisers”). Each Trustee on the Board is not an “interested person” (as defined in the Investment Company Act of 1940 (the “1940 Act”) of the Funds (collectively, the “Independent Trustees”). The Interim Management Agreements, Interim Advisory Agreements, and Interim Sub-Advisory Agreements are collectively referred to as the “Interim Advisory Agreements.”
At the Board Meeting, the Boards reviewed and approved the continuation of existing investment management, advisory and sub-advisory agreements (the “Current Advisory Agreements”) for each Trust and Fund, as applicable. The factors considered and conclusions reached by the Boards in approving the Current Advisory Agreements are summarized in the section entitled “Board Considerations – Current Agreements” of this shareholder report. The Boards noted that Wells Fargo & Company has entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”), which includes Funds Management, Galliard, WellsCap and WFAMI (the “Affiliated Sub-Advisers”), to a holding company affiliated with private funds of GTCR LLC and Reverence Capital Partners, L.P. (the “Transaction”). The Boards further noted that the Transaction would result in a change-of-control of Funds Management and the Affiliated Sub-Advisers, which would be considered to be an “assignment” under the 1940 Act that would terminate the Current Advisory Agreements. At the Board Meeting, the Boards also reviewed and approved new investment management, advisory and sub-advisory agreements (the “New Advisory Agreements”) for each Trust and Fund, as applicable, that would replace the Current Advisory Agreements upon consummation of the Transaction, subject to approval of the New Advisory Agreements by the applicable Trust’s or Fund’s shareholders. The factors considered and conclusions reached by the Boards in approving the New Advisory Agreements are summarized in the section entitled “Board Considerations – New Agreements” of this shareholder report.
At the Board Meeting, the Boards also approved the Interim Advisory Agreements, which will go into effect for a Trust or Fund only in the event that shareholders of such Trust or Fund do not approve the New Advisory Agreement(s) for the Trust or Fund by the closing date of the Transaction, when the Current Advisory Agreements will terminate. The Board noted that, in such a circumstance, the Interim Advisory Agreements will permit continuity of management by allowing Funds Management and the Sub-Advisers to continue providing services to the Trust or Fund pursuant to the Interim Advisory Agreements while the Trust or Fund continues to solicit shareholder approval of such New Advisory Agreement(s). The Boards noted that the terms of the Interim Advisory Agreements are identical to those of the Current Advisory Agreements, except for the term and the addition of escrow provisions with respect to the advisory fees. The Boards also noted that the entities that would service the Funds and Trusts under the Interim Advisory Agreements are identical to those that provide services under the Current Advisory Agreements and those that will provide services under the New Advisory Agreements.
In approving the Interim Advisory Agreements, the Boards considered the same factors and reached the same conclusions as they considered and reached with respect to the Boards’ approvals of the Current Advisory Agreements and New Advisory Agreements, as applicable, which are described in separate Board Consideration sections within this shareholder report. Prior to the Board Meeting, including at a series of meetings held in April and May 2021, the Trustees conferred extensively among themselves and with senior representatives of Funds Management, GTCR LLC and Reverence Capital Partners, L.P. about the Interim Advisory Agreements and related matters. The Independent Trustees were assisted in their evaluation of the Interim Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
At the Board Meeting, after considering the factors and reaching the conclusions described in the separate Board Consideration sections within this shareholder report, the Boards unanimously determined that the compensation payable to Funds Management and to each Sub-Adviser under each of the Interim Advisory Agreements was reasonable, and approved the Interim Advisory Agreements.

Wells Fargo Intermediate Tax/AMT-Free Fund  |  75

For more information
More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Wells Fargo Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: wfam.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-866-765-0778
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund's website at wfam.com. Read the prospectus carefully before you invest or send money.
Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management, LLC and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE
© 2021 Wells Fargo & Company. All rights reserved.
PAR-0721-00676 08-21
A251/AR251 06-21

Annual Report
June 30, 2021
Wells Fargo
Minnesota Tax-Free Fund

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The views expressed and any forward-looking statements are as of June 30, 2021, unless otherwise noted, and are those of the Fund's portfolio managers and/or Wells Fargo Asset Management. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.
 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE

Wells Fargo Minnesota Tax-Free Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Wells Fargo Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Wells Fargo Minnesota Tax-Free Fund for the 12-month period that ended June 30, 2021. Despite the continued challenges presented by the spread of COVID-19 cases and the business restrictions implemented throughout much of the world, global stocks showed robust returns, supported by global stimulus programs, a rapid vaccination rollout, and recovering consumer and corporate sentiment. Bond markets mostly produced positive returns, as investors searched for yield and diversification during difficult market stretches.
For the 12-month period, equities had robust returns, as policymakers continued to fight the effects of COVID-19. Emerging market stocks led both non-U.S. developed market equities and U.S. stocks. Gains by fixed-income securities were varied, though mostly positive. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 40.79%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 35.72%, while the MSCI EM Index (Net),3 had stronger performance with a 40.90% gain. Among bond indexes, the Bloomberg Barclays U.S. Aggregate Bond Index,4 returned -0.33%, the Bloomberg Barclays Global Aggregate ex-USD Index (unhedged),5 gained 4.60%, the Bloomberg Barclays Municipal Bond Index,6 returned 4.17%, and the ICE BofA U.S. High Yield Index,7 returned 15.62%.
Efforts to contain COVID-19 drove market performance.
July was broadly positive for equities and fixed income. However, economic data and a resurgence of COVID-19 cases underscored the urgent need to regain control of the pandemic. Second-quarter gross domestic product (GDP) shrank from the previous quarter by 9.5% and 12.1% in the U.S. and the eurozone, respectively. In contrast, China’s second-quarter GDP grew 3.2% year over year. The U.S. economy added 1.8 million jobs in July, but a double-digit jobless rate persisted.
The stock market continued to rally in August despite concerns over rising numbers of U.S. and European COVID-19 cases as well as the expiration of the $600 weekly bonus unemployment benefit in July. Relatively strong second-quarter earnings boosted investor sentiment along with the U.S. Federal Reserve (Fed) Board’s announcement of a monetary policy shift expected to support longer-term low interest rates. U.S. manufacturing and services activity indexes beat expectations while the U.S. housing market maintained strength. In Europe, retail sales expanded and consumer confidence was steady. China’s economy continued to expand.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]	The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[4]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]	The Bloomberg Barclays Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2021. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Minnesota Tax-Free Fund

Letter to shareholders (unaudited)
Stocks grew more volatile in September on mixed economic data. U.S. economic activity continued to grow. However, U.S. unemployment remained elevated at 7.9% in September. With the U.S. Congress delaying further fiscal relief and uncertainties surrounding a possible vaccine, doubts crept back into the financial markets. In the U.K., a lack of progress in Brexit talks weighed on markets. China’s economy picked up steam, fueled by increased global demand.
In October, capital markets stepped back from their six-month rally. Market volatility rose in advance of the U.S. election and amid a global increase in COVID-19 infections. Europe introduced tighter restrictions affecting economic activity. U.S. markets looked favorably at the prospect of Democratic control of the federal purse strings, which could lead to additional fiscal stimulus and a boost to economic activity. Meanwhile, China reported 4.9% third-quarter GDP growth.
Global stocks rallied in November, propelled by optimism over three promising COVID-19 vaccines. Reversing recent trends, value stocks outperformed growth stocks and cyclical stocks outpaced information technology (IT) stocks. However, U.S. unemployment remained elevated, with a net job loss of 10 million since February. The eurozone services Purchasing Managers' Index, a monthly survey of purchasing managers, contracted sharply while the region’s manufacturing activity grew. The U.S. election results added to the upbeat mood as investors anticipated more consistent policies in the new administration.
Financial markets ended the year with strength on high expectations for a rapid rollout of the COVID-19 vaccines, the successful passage of a $900 billion stimulus package, and rising expectations of additional economic support from a Democratic-led Congress. U.S. economic data were mixed with still-elevated unemployment and weak retail sales but growth in manufacturing output. In contrast, China’s economic expansion continued in both manufacturing and nonmanufacturing. U.S. COVID-19 infection rates continued to rise even as new state and local lockdown measures were implemented.
The year 2021 began with emerging market stocks leading all major asset classes in January, driven by China’s strong economic growth and a broad recovery in corporate earnings, which propelled China’s stock market higher. In the United States, positive news on vaccine trials and January expansion in both the manufacturing and services sectors was offset by a weak December monthly jobs report. This was compounded by technical factors as some hedge funds were forced to sell stocks to protect themselves against a well-publicized short squeeze coordinated by a group of retail investors. Eurozone sentiment and economic growth were particularly weak, reflecting the impact of a new lockdown with stricter social distancing along with a slow vaccine rollout.
February saw major domestic equity indexes driven higher on the hope of a new stimulus bill, improving COVID-19 vaccination numbers, and the gradual reopening of the economy. Most S&P 500 companies reported better-than-expected earnings, with positive surprises coming from the financials, IT, health care, and materials sectors. Japan saw its economy strengthen as a result of strong export numbers. Meanwhile, crude oil prices continued their climb, rising more than 25% for the year. Domestic government bonds experienced a sharp sell-off in late February as markets priced in a more robust economic recovery and higher future growth and inflation expectations.
The passage of the massive domestic stimulus bill highlighted March activity, leading to increased forecasts for U.S. growth in 2021. Domestic employment surged as COVID-19 vaccinations and an increasingly open economy spurred hiring. A majority of U.S. small companies reported they were operating at pre-pandemic capacity or higher. Value stocks continued its outperformance of growth stocks in the month, continuing the trend that started in late 2020. Meanwhile, most major developed global equity indexes were up month to date on the back of rising optimism regarding the outlook for global growth. While the U.S. and U.K. had been most successful in terms of the vaccine rollout, even in markets where the vaccine lagged, such as in the eurozone and Japan, equity indexes in many of those countries had also been in positive territory for the year.
“The passage of the massive domestic stimulus bill highlighted March activity, leading to increased forecasts for U.S. growth in 2021.”

Wells Fargo Minnesota Tax-Free Fund  |  3

Letter to shareholders (unaudited)
Equity markets produced another strong showing in April. Domestically, the continued reopening of the economy had a strong impact on positive equity performance, as people started leaving their households and jobless claims continued to fall. Domestic corporate bonds performed well and the U.S. dollar weakened. Meanwhile, the U.S. government continued to seek to invest in the recovery, this time by outlining a package of over $2 trillion to improve infrastructure. The primary headwind in April was inflation, as investors tried to determine the breadth and longevity of recent price increases. Developed Europe has been supported by a meaningful increase in the pace of vaccinations. Unfortunately many emerging market countries have not been as successful. India in particular has seen COVID-19 cases surge, serving as an example of the need to get vaccinations rolled out to less developed nations.
Vaccine rollouts continued in May, leading to loosened restrictions globally. As a result, equity markets in general saw a minor increase in returns. Concerns that the continued economic rebound could result in inflation increases becoming more than transitory were supported by the higher input costs businesses were experiencing. Meanwhile, those inflation concerns were tempered by the Fed, which stayed steady on its view of the economy and eased fears of a sudden and substantial policy change. Positive performance in the emerging market equity space was supported this month by steady consumer demand and strong commodity prices. Fixed-income markets were also slightly positive for the month, driven by inflation uncertainty and a softer U.S. dollar.
June witnessed the S&P 500 Index reach a new all-time high. 2021 economic growth and inflation forecasts were revised higher to reflect a strong economic recovery and some supply and demand imbalances. Late June saw a deal reached on a U.S. infrastructure package of approximately $1 trillion for road, bridge, and broadband network upgrades over the next eight years. The Fed’s June meeting yielded no change to policy, but its projections pointed to a possible interest rate rise in 2023. This, combined with a rebound in economic activity and investors searching for yield, led to U.S. Treasury yields being down for the month. Many European and Asian countries saw vaccination momentum increase, while the U.K. dealt with a rise in COVID-19 infections, specifically the Delta variant. Meanwhile, crude oil jumped over 10% in June on the back of the pickup in global economic activity and the Organization of the Petroleum Exporting Countries’ slow pace of supply growth.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Wells Fargo Funds
“ 2021 economic growth and inflation forecasts were revised higher to reflect a strong economic recovery and some supply and demand imbalances.”

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

4  |  Wells Fargo Minnesota Tax-Free Fund

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Performance highlights (unaudited)
Investment objective	The Fund seeks current income exempt from federal income tax and Minnesota individual income tax.
Manager	Wells Fargo Funds Management, LLC
Subadviser	Wells Capital Management, LLC
Portfolio managers	Bruce R. Johns, Kerry Laurin*

Average annual total returns (%) as of June 30, 2021
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (NMTFX)	1-12-1988	-1.33	1.44	2.94	3.32	2.38	3.42	0.93	0.85
Class C (WMTCX)	4-8-2005	1.54	1.62	2.65	2.54	1.62	2.65	1.68	1.60
Administrator Class (NWMIX)	8-2-1993	–	–	–	3.58	2.64	3.67	0.87	0.60
Institutional Class (WMTIX)[3]	10-31-2016	–	–	–	3.56	2.71	3.71	0.60	0.52
Bloomberg Barclays Municipal Bond Index[4]	–	–	–	–	4.17	3.25	4.28	–	–
Bloomberg Barclays Minnesota Municipal Bond Index[5]	–	–	–	–	2.99	2.83	3.68	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 4.50%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through October 31, 2021, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.85% for Class A, 1.60% for Class C, 0.60% for Administrator Class, and 0.52% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Administrator Class shares, and is not adjusted to reflect the Institutional Class share expenses. If these expenses had been included, returns for the Institutional Class shares would be higher.
[4]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[5]	The Bloomberg Barclays Minnesota Municipal Bond Index is the Minnesota component of the Bloomberg Barclays Municipal Bond Index. You cannot invest directly in an index

*	Ms. Laurin became a portfolio manager of the Fund on September 1, 2020.

6  |  Wells Fargo Minnesota Tax-Free Fund

Performance highlights (unaudited)
Growth of $10,000 investment as of June 30, 20211
[1]	The chart compares the performance of Class A shares for the most recent ten years with the Bloomberg Barclays Municipal Bond Index and Bloomberg Barclays Minnesota Municipal Bond Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.
Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to Minnesota municipal securities risk and high-yield securities risk. Consult the Fund’s prospectus for additional information on these and other risks. A portion of the Fund’s income may be subject to federal, state, and/or local income taxes or the Alternative Minimum Tax (AMT). Any capital gains distributions may be taxable.

Wells Fargo Minnesota Tax-Free Fund  |  7

Performance highlights (unaudited)

8  |  Wells Fargo Minnesota Tax-Free Fund

Performance highlights (unaudited)
MANAGER'S DISCUSSION
Fund highlights
■	The Fund (Class A, excluding sales charges) had mixed results versus its indexes. It underperformed the broader Bloomberg Barclays Municipal Bond Index and outperformed the Bloomberg Barclays Minnesota Municipal Bond Index for the 12-month period that ended June 30, 2021.
■	The Fund’s overweight to lower-quality investment-grade bonds (A-rated and BBB-rated) drove performance, as these outperformed relative to higher-quality investment-grade bonds (AAA-rated and AA-rated). Our out-of-benchmark allocation to non-investment-grade bonds added to performance.
■	The Fund’s conservative duration positioning detracted from performance as longer-term bonds rallied and rates declined across that part of the yield curve. Yield-curve positioning detracted from performance as we were underweight longer-term bonds and overweight intermediate-term bonds. For the period, longer-term bonds outperformed intermediate-term bonds.
■	The Fund’s sector allocation and security selection detracted from performance. We were underweight revenue bonds, which detracted from performance. Our slight underweight to general obligation (GO) bonds was a contributor to performance. Security selection detracted from performance in the transportation, housing, and leasing sectors.
From shutdowns to stimulus, and then vaccinations to the reopening, the past 12 months was a year of transition.
The COVID-19 pandemic and the associated recovery efforts were the dominant market influences over the 12-month period. The pandemic in the U.S. deteriorated in the fall of 2020, with average daily confirmed cases of COVID-19 exceeding 250,000 late in the year. Hospitalizations and deaths from the virus also reached their highest points of the pandemic in the fall before it was announced that several promising vaccines would soon become available. The rollout of the vaccination effort continues, but as of the end of the second quarter of 2021, more than 50% of the U.S. population has received at least one dose of a vaccine. This brought new daily confirmed cases down to less than 12,000 by late June and has broadly allowed economies around the country to reopen and for economic activity to accelerate.
The U.S. economy has also staged a significant recovery from the depths of the recession and pandemic. Unemployment, which reached a multi-generational high level of over 14% in the spring of 2020, has fallen throughout the period to below 6%. The pace of the employment recovery has slowed materially in 2021, and the recovery has been uneven, upending employment progress made by several demographic groups over the past decade. Enhanced unemployment benefits, a portion of the massive fiscal stimulus injected into the economy over the past year, began to expire in many states near the end of the reporting period. Close attention will be paid to how employment progress evolves as these benefits expire. U.S. gross domestic product, after seeing the sharpest drop and largest increase on record in the postwar era in the second and third quarters of 2020, has continued to recover. The first-quarter 2021 reading came in at a very strong 6.4%. The increase in growth has led to expectations for higher inflation. The U.S. Federal Reserve (Fed) Board formally adopted a policy of allowing inflation to average 2% over "a period of time." Inflation readings in 2021
Credit quality as of June 30, 2021[1]
[1]	The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/ or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the Fund’s portfolio with the ratings depicted in the chart are calculated based on the market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of the three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.

Wells Fargo Minnesota Tax-Free Fund  |  9

Performance highlights (unaudited)
have risen, though Fed officials continue to suggest that they perceive this inflation as transitory. They see the supply chain bottlenecks and employment market distortions brought on by the pandemic abating, which they believe will allow inflation to fall back toward their 2% target over the next few years.
U.S. Treasury yields rose throughout the period, with the yield on the 10-year Treasury ending the period 79 basis points (bps; 100 bps equal 1.00%) higher than it started. Rising Treasury yields affected most fixed-income sectors in the first quarter of 2021, with corporate bonds seeing their worst start to a year since 1980. Municipal yields, by contrast, fell over the past 12-month period. The yield to worst for the Bloomberg Barclays Municipal Bond Index dropped nearly 50 bps since the end of June 2020. Inflows into municipal bond mutual funds and exchange-traded funds were positive for 57 out of the past 58 weeks, and flows through June 2021 alone would make this year the third-highest year of inflows for the asset class on record. This solid technical support has brought municipal-to-Treasury yield ratios to record lows and broadly lifted bond prices across the municipal bond market. Issuance for lower investment-grade-rated issues, and high-yield municipal bond issues were met with significant demand, bringing yields down further. Fundamentals in the municipal market have been strongly supported by the huge amounts of fiscal stimulus injected into the economy by the federal government. More than $5 trillion in stimulus was approved and began being distributed during the period. Municipal bond issuers benefited from hundreds of billions of dollars in stimulus, which helped shore up fundamentals weakened by the pandemic and recession.
Minnesota’s municipal credit fundamentals are solid.
Minnesota state credit ratings are Aa1 (stable) and AAA (negative) by Moody’s Investors Service, Inc., and Standard & Poor’s Financial Services LLC, respectively. Minnesota is the 22nd-largest state in terms of population, with 5.6 million people, and 17th by gross domestic product. The outbreak of COVID-19, the corresponding business closures, and other mitigation efforts had a significant impact on Minnesota’s economy and finances in fiscal-year 2020. For the current fiscal year, the state’s finances have rebounded significantly. The state’s most recent projections show an anticipated budgetary balance of $1.0 billion at the end of the current fiscal year and a balance of $1.6 billion at the end of the fiscal year 2022–2023. Additionally, Minnesota has maintained a much better employment situation than national levels, with unemployment at 4.0% compared with 5.9% nationally as of the end of June 2021. Debt and pension liabilities remain manageable, in our view, and the state’s reserves have increased significantly over the past several years. Minnesota’s economy is broad and well diversified.
Effective maturity distribution as of June 30, 2021[1]
[1]	Figures represent the percentage of the Fund's long-term investments. These amounts are subject to change and may have changed since the date specified.
Credit quality drove positive performance while security selection, sector allocation, duration, and yield-curve positioning detracted from performance.
Credit-quality decisions contributed to performance. We were overweight lower-quality investment-grade bonds (A-rated and BBB-rated), and underweight higher-quality investment-grade bonds (AAA-rated and AA-rated). For the period, lower-quality investment grade bonds outperformed higher-quality investment-grade bonds. Our out-of-benchmark allocation to non-investment-grade bonds was additive to performance as these were some of the best-performing bonds of the year as credit rallied. The Fund’s primary benchmark is the Bloomberg Barclays Municipal Bond Index, of which Minnesota bonds only make up 1%. Given that the Minnesota Fund must maintain at least 95% of its income from Minnesota bonds, the universe to choose bonds from is limited. We were short duration to the primary index, which detracted from performance. As COVID-19 progressed later in the year and Fed commentary suggested that it will remain “on hold,” we started extending duration. Rates on the short end and long end of the curve have rallied, while rates in the intermediate part of the curve have widened. The Fund’s yield-curve positioning detracted from performance as we were underweight longer-term bonds and overweight intermediate-term bonds. While our underweight to the revenue bond sector was a detractor, our security selection was superior, and was a contributor to this category. Likewise, we were underweight the education sector, but our security selection added to performance. We were underweight GO bonds, whose performance trailed the performance of the Fund. Our performance did lag in some revenue bond sectors, as we were underweight transportation, housing, and leasing bonds. Our security selection in these areas also hurt performance; however, we

10  |  Wells Fargo Minnesota Tax-Free Fund

Performance highlights (unaudited)
expect these bonds to accelerate in performance as the economy and the market rallies on the continued reopening of the economy.
Some of the better-performing bonds for the year were St. Cloud Minnesota Charter School – Stride Academy; Duluth Minnesota Economic Development Authority Health Care Facilities Revenue Bonds – Essentia Health; and Minnesota State Higher Education Facilities Authority Revenue Bonds – St. Catherine University. The main detractors from performance were very high-quality names (AAA/AA) like Hennepin County GOs, Minnesota State Housing Finance Agency Appropriation Bonds, and Minnesota State GOs. All of these very high-quality names lag versus the index and underperform lower-quality names above.
Market technicals are driving performance. We believe issue selection remains a key driver in state-specific funds.
We believe the U.S. economy will continue to rebound in the second half of 2021. We believe the Fed will look to “taper”
asset purchases in the fall of 2021, and we are looking to remain conservatively positioned from a duration standpoint as the next macro move in interest rates will be higher as the taper discussion moves to the federal funds liftoff in interest rate increases in the second half of 2022. We believe that most municipalities will see improvements in the near term given federal stimulus resulting from the COVID-19 pandemic and technical market factors that continue to influence decade-low credit spreads. Security selection and credit quality remain key in state-specific funds. We expect to remain overweight lower-quality investment-grade bonds in the revenue bond sector as we believe investors are being compensated. However, we will buy select high-grade names should we find these to be attractively priced. We will monitor the economy to see how the recovery proceeds, with an eye on the technical market and fundamental credit quality to see if any changes are warranted in duration, yield-curve positioning, or credit-quality selections over the next year.

Wells Fargo Minnesota Tax-Free Fund  |  11

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from January 1, 2021 to June 30, 2021.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 1-1-2021	Ending account value 6-30-2021	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,007.87	$4.23	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.58	$4.26	0.85%
Class C
Actual	$1,000.00	$1,004.12	$7.95	1.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.86	$8.00	1.60%
Administrator Class
Actual	$1,000.00	$1,009.12	$2.99	0.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.82	$3.01	0.60%
Institutional Class
Actual	$1,000.00	$1,009.52	$2.59	0.52%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.22	$2.61	0.52%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

12  |  Wells Fargo Minnesota Tax-Free Fund

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Municipal obligations: 98.22%
Guam: 0.38%
Airport revenue: 0.38%
Guam Port Authority Series 2018B	5.00%	7-1-2035	$ 605,000	$ 717,013
Minnesota: 97.63%
Airport revenue: 2.66%
Minneapolis & St. Paul MN Metropolitan Airports Commission Series 2014A	5.00	1-1-2032	800,000	889,054
Minneapolis & St. Paul MN Metropolitan Airports Commission Series 2016C	5.00	1-1-2046	1,000,000	1,208,798
Minneapolis & St. Paul MN Metropolitan Airports Commission Series 2016D	5.00	1-1-2041	250,000	297,437
Minneapolis & St. Paul MN Metropolitan Airports Commission Subordinate Bond Series 2014A	5.00	1-1-2029	775,000	862,707
Minneapolis & St. Paul MN Metropolitan Airports Commission Subordinate Bond Series 2014B	5.00	1-1-2026	1,250,000	1,388,817
Minneapolis & St. Paul MN Metropolitan Refunding Senior Series A	5.00	1-1-2031	250,000	303,741
				4,950,554
Education revenue: 26.45%
Brooklyn Park MN Charter School Athlos Leadership Academy Project Series 2015A	5.50	7-1-2040	750,000	807,821
Cologne MN Charter School Cologne Academy Project Series 2014A	5.00	7-1-2029	590,000	642,142
Cologne MN Charter School Cologne Academy Project Series 2014A	5.00	7-1-2034	500,000	538,131
Columbus MN Charter School New Millennium Academy Project Series 2015A	5.50	7-1-2030	1,000,000	1,034,733
Deephaven MN Charter School Eagle Ridge Academy Project Series 2015A	5.25	7-1-2040	500,000	561,514
Deephaven MN Charter School Eagle Ridge Academy Project Series 2016A	4.00	7-1-2025	125,000	136,065
Deephaven MN Charter School Eagle Ridge Academy Project Series 2016A	4.00	7-1-2026	100,000	108,690
Deephaven MN Charter School Eagle Ridge Academy Project Series 2016A	4.00	7-1-2027	100,000	108,207
Deephaven MN Charter School Eagle Ridge Academy Project Series 2016A	5.25	7-1-2037	400,000	451,180
Forest Lakes MN Charter School Lakes International Language Academy Project Series 2014A	5.50	8-1-2036	500,000	526,780
Ham Lake MN Charter School DaVinci Academy Project Series 2012A	4.00	7-1-2028	370,000	398,170
Ham Lake MN Charter School DaVinci Academy Project Series 2016A	5.00	7-1-2031	625,000	688,546
Hugo MN Charter School Lease Revenue Bonds Noble Academy Project Series 2014A	5.00	7-1-2029	600,000	646,118
Hugo MN Charter School Lease Revenue Bonds Noble Academy Project Series A	4.00	7-1-2022	480,000	491,304
Minneapolis MN Charter School Northeast College Preparatory Project	5.00	7-1-2055	700,000	766,859
Minneapolis MN Charter School Yinghua Academy Project Series 2013A	5.00	7-1-2023	125,000	129,484
Minnesota HEFAR Bethel University Series 2017	5.00	5-1-2037	1,250,000	1,372,442
The accompanying notes are an integral part of these financial statements.

Wells Fargo Minnesota Tax-Free Fund  |  13

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Education revenue (continued)
Minnesota HEFAR College of St. Scholastica Series 2019	4.00%	12-1-2040	$1,000,000	$ 1,109,230
Minnesota HEFAR College of St. Scholastica Series 7R	4.25	12-1-2027	400,000	415,362
Minnesota HEFAR Hamline University Series 2017B	5.00	10-1-2035	1,000,000	1,121,363
Minnesota HEFAR St. Benedict College Series 2017	4.00	3-1-2036	410,000	458,967
Minnesota HEFAR St. Catherine University Refunding Bond Series A	5.00	10-1-2025	570,000	664,207
Minnesota HEFAR St. Catherine University Series A	5.00	10-1-2045	2,000,000	2,388,499
Minnesota HEFAR St. Thomas University Series 2019	4.00	10-1-2041	515,000	600,540
Minnesota HEFAR St. Thomas University Series 2019	5.00	10-1-2040	750,000	943,685
Minnesota HEFAR St. Thomas University Series 7U	5.00	4-1-2023	750,000	809,471
Minnesota HEFAR St. Thomas University Series 8L	5.00	4-1-2028	920,000	1,090,503
Minnesota HEFAR St. Thomas University Series 8L	5.00	4-1-2029	750,000	886,461
Minnesota HEFAR St. Thomas University Series 8L	5.00	4-1-2035	750,000	876,115
Minnesota Office of Higher Education Supplemental Student Loan Program Revenue Bonds	4.00	11-1-2037	3,000,000	3,300,621
Minnesota Office of Higher Education Supplemental Student Loan Program Revenue Bonds	5.00	11-1-2027	500,000	612,265
Minnesota Office of Higher Education Supplemental Student Loan Program Revenue Bonds Series 2018	5.00	11-1-2026	700,000	839,833
Minnesota State Colleges & Universities Revenue Fund & Refunding Bonds Series 2017A	5.00	10-1-2027	500,000	615,057
Minnesota State HEFAR St. Johns University	4.00	10-1-2034	200,000	242,193
Minnesota State HEFAR St. Johns University	4.00	10-1-2035	170,000	205,493
Minnesota State HEFAR St. Johns University	4.00	10-1-2039	200,000	239,442
Minnesota State HEFAR St. Johns University	4.00	10-1-2040	200,000	238,843
Minnesota State HEFAR St. Olaf College	4.00	10-1-2046	1,250,000	1,488,208
Minnesota State HEFAR St. Olaf College	4.00	10-1-2050	1,500,000	1,778,827
Minnesota Tender Option Bond Trust Receipts/Certificates Series 2018-XF2760 (Morgan Stanley Bank LIQ) 144Aø	0.23	11-1-2037	3,000,000	3,000,000
Moorhead MN Educational Facilities Bond The Concordia College Corporation Project Series 2016	5.00	12-1-2025	2,000,000	2,236,038
Otsego MN Charter School Kaleidoscope Charter School Project Series 2014A	4.15	9-1-2024	360,000	371,296
Otsego MN Charter School Kaleidoscope Charter School Project Series 2014A	5.00	9-1-2034	1,100,000	1,167,598
Rice County MN Educational Facilities Shattuck-St. Mary's School Project 144A	5.00	8-1-2022	930,000	958,760
St. Cloud MN Charter School Lease Revenue Bonds Stride Academy Project Series 2016A	5.00	4-1-2036	750,000	710,210
St. Paul MN Housing & RDA Charter School Hmong College Preparatory Academy Project Series 2016A	5.25	9-1-2031	1,000,000	1,169,373
St. Paul MN Housing & RDA Charter School Hmong College Preparatory Academy Project Series 2020	5.00	9-1-2055	400,000	475,938
St. Paul MN Housing & RDA Charter School Lease Revenue German Immersion School Project Series 2013A	4.00	7-1-2023	80,000	82,151
St. Paul MN Housing & RDA Charter School Lease Revenue Twin Cities Academy Project Series 2015A	5.00	7-1-2035	925,000	1,006,932
St. Paul MN Housing & RDA Charter School Twin Cities German Immersion School Project Series 2019	5.00	7-1-2055	750,000	846,087
St. Paul MN Housing & RDA Conservatory for Performing Artists Series A	4.00	3-1-2028	150,000	154,086
St. Paul MN Housing & RDA Hope Community Academy Project Series 2015A	5.00	12-1-2034	1,645,000	1,732,369
University of Minnesota Series 2017A	5.00	9-1-2042	770,000	941,002
University of Minnesota Series 2019A	5.00	4-1-2044	2,000,000	2,517,315
The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Minnesota Tax-Free Fund

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Education revenue (continued)
University of Minnesota State Supported Biomedical Science Series 2011B	5.00%	8-1-2036	$1,000,000	$ 1,003,699
Woodbury MN Charter School Refunding Bond MSA Building Company Series A	4.00	12-1-2050	500,000	529,379
				49,235,604
GO revenue: 19.03%
Brainerd MN Independent School District #181 School Building Series A (State School District Credit Program Insured)	4.00	2-1-2043	225,000	254,616
Elk River MN Sales Tax Series A	3.00	12-1-2044	2,000,000	2,164,861
Hastings MN Independent School District #200 CAB Series A (State School District Credit Program Insured) ¤	0.00	2-1-2032	1,305,000	1,022,012
Hastings MN Independent School District #200 CAB Series A (State School District Credit Program Insured) ¤	0.00	2-1-2033	1,145,000	859,389
Hennepin County MN Series 2016B	5.00	12-1-2029	450,000	554,842
Hennepin County MN Series 2017C	5.00	12-1-2031	2,000,000	2,461,168
Hennepin County MN Series A	5.00	12-1-2029	2,160,000	2,871,292
Long Prairie MN Sewer Revenue Bond Series 2018A (Minnesota Credit Program Insured)	5.00	2-1-2025	160,000	183,205
Long Prairie MN Sewer Revenue Bond Series 2018A (Minnesota Credit Program Insured)	5.00	2-1-2026	185,000	218,123
Minnesota Series 2018A	5.00	8-1-2032	2,700,000	3,463,458
Minnesota Trunk Highway Series A	5.00	8-1-2032	1,585,000	2,079,844
Minnesota Trunk Highway Series B	4.00	8-1-2031	250,000	300,455
Minnesota Various Purpose Bonds Series 2015A	5.00	8-1-2028	3,400,000	4,027,061
North St. Paul and Maplewood MN Independent School District #622 Facilities Maintenance Series B (State School District Credit Program Insured)	4.00	2-1-2029	2,735,000	3,263,909
Rosemount MN Independent School District #196 School Building Series 2016A (State School District Credit Program Insured)	5.00	2-1-2027	1,500,000	1,799,864
Roseville MN Independent School District #623 School Building Series A (State School District Credit Program Insured)	5.00	2-1-2031	2,090,000	2,532,616
Sartell MN Independent School District #748 St. Stephen Public Schools GO Series 2016A (State School District Credit Program Insured)	5.00	2-1-2027	1,450,000	1,684,265
Shakopee MN Independent School District #720 Series A (State School District Credit Program Insured)	5.00	2-1-2023	1,000,000	1,073,353
Shakopee MN Independent School District #720 Series B (State School District Credit Program Insured)	5.00	2-1-2025	405,000	469,179
St. Cloud MN Series A	4.00	2-1-2028	460,000	538,161
St. Cloud MN Series A	4.00	2-1-2029	475,000	552,427
St. Cloud MN Series A	4.00	2-1-2030	495,000	572,461
St. Francis MN Independent School District #15 Series A (State School District Credit Program Insured)	5.00	2-1-2027	485,000	520,977
St. Francis MN Independent School District #15 Series A (State School District Credit Program Insured)	5.00	2-1-2028	220,000	236,319
Worthington MN Independent School District #518 School Building Series A (State School District Credit Program Insured)	4.00	2-1-2030	440,000	501,051
The accompanying notes are an integral part of these financial statements.

Wells Fargo Minnesota Tax-Free Fund  |  15

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
GO revenue (continued)
Worthington MN Independent School District #518 School Building Series A (State School District Credit Program Insured)	4.00%	2-1-2032	$ 530,000	$ 600,389
Worthington MN Independent School District #518 School Building Series A (State School District Credit Program Insured)	4.00	2-1-2033	555,000	627,671
				35,432,968
Health revenue: 16.56%
Center City MN Health Care Facilities Hazelden Betty Ford Foundation Project Series 2014	5.00	11-1-2026	750,000	852,300
Center City MN Health Care Facilities Hazelden Betty Ford Foundation Project Series 2014	5.00	11-1-2027	500,000	566,635
Center City MN Health Care Facilities Hazelden Betty Ford Foundation Project Series 2014	5.00	11-1-2029	300,000	337,658
Duluth MN EDA Health Care Facilities Essentia Health Series A	5.00	2-15-2048	650,000	782,456
Duluth MN EDA Health Care Facilities Essentia Health Series A	5.25	2-15-2053	2,500,000	3,039,865
Glencoe MN HCFR Glencoe Regional Health Services Project Series 2013	4.00	4-1-2022	735,000	753,212
Maple Grove MN HCFR Maple Grove Hospital Corporation	5.00	5-1-2030	850,000	1,028,806
Maple Grove MN HCFR North Memorial Health Care Series 2015	5.00	9-1-2023	655,000	718,124
Maple Grove MN HCFR Series 2017	5.00	5-1-2031	500,000	603,117
Maple Grove MN HCFR Series 2017	5.00	5-1-2032	500,000	601,878
Minneapolis & St. Paul MN Housing & RDA Allina Health System	5.00	11-15-2029	1,000,000	1,315,804
Minneapolis & St. Paul MN Housing & RDA Allina Health System Series 2017A	5.00	11-15-2029	1,000,000	1,226,902
Minneapolis MN Health Care System Fairview Health Services Series 2015A	5.00	11-15-2033	2,000,000	2,335,732
Minneapolis MN Health Care System Revenue Refunded Bond Fairview Health Services Series A	5.00	11-15-2049	1,000,000	1,208,062
Plato MN Health Care Facilities Bond Glencoe Regional Health Services Project Series 2017	5.00	4-1-2041	550,000	624,061
Red Wing MN Senior Housing Deer Crest Project Series A	5.00	11-1-2032	660,000	667,677
Red Wing MN Senior Housing Deer Crest Project Series A	5.00	11-1-2042	560,000	566,324
Rochester MN Healthcare Facilities Mayo Clinic ø	0.01	11-15-2047	700,000	700,000
Shakopee MN Senior Housing Revenue Benedictine Living Community LLC Project 144Aøø	5.85	11-1-2058	750,000	814,031
Shakopee MN St. Francis Regional Medical Center Series 2014	5.00	9-1-2027	700,000	780,141
Shakopee MN St. Francis Regional Medical Center Series 2014	5.00	9-1-2029	725,000	800,114
St. Cloud MN Health Care Revenue Bonds Series 2016A	5.00	5-1-2030	2,000,000	2,396,133
St. Cloud MN Health Care Revenue Bonds Series 2016A	5.00	5-1-2031	2,000,000	2,394,034
St. Cloud MN Health Care Revenue Centracare Health System Series A	5.00	5-1-2028	300,000	360,209
St. Paul MN Housing & RDA Fairview Health Services Series 2017A	5.00	11-15-2034	565,000	690,244
St. Paul MN Housing & RDA Healthfirst Care Systems Project Series 2015A	5.00	11-15-2027	1,000,000	1,192,811
St. Paul MN Housing & RDA Healthpartners Obligation Group	5.00	7-1-2025	520,000	611,688
The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Minnesota Tax-Free Fund

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Health revenue (continued)
St. Paul MN Housing & RDA Healthpartners Obligation Group	5.00%	7-1-2031	$2,010,000	$ 2,360,050
Winona MN Health Care Facilities Refunding Bond Series 2012	5.00	7-1-2034	500,000	501,124
				30,829,192
Housing revenue: 5.59%
Minneapolis MN Student Housing Riverton Community Housing Project Series 2014	5.00	8-1-2032	860,000	915,450
Minnesota HFA Series D (SIFMA Municipal Swap +0.43%)(GNMA / FNMA / FHLMC Insured) ±	0.46	1-1-2045	985,000	987,489
Minnesota Housing Finance Agency Rental Bond Series 2019C	1.60	8-1-2021	1,475,000	1,476,460
Minnesota Housing Finance Agency Residential Housing Series E (GNMA / FNMA / FHLMC Insured)	1.75	1-1-2028	735,000	761,417
Minnesota Housing Finance Agency Residential Housing Series E (GNMA / FNMA / FHLMC Insured)	1.75	7-1-2028	575,000	594,882
Minnesota Housing Finance Agency State Appropriation Bonds Series 2015A	5.00	8-1-2027	1,665,000	1,896,083
Minnesota Housing Finance Agency State Appropriation Bonds Series 2015A	5.00	8-1-2032	500,000	568,404
Minnesota Housing Finance Agency State Appropriation Housing	4.00	8-1-2031	300,000	362,543
Oak Park Heights MN Boutwells Landing Project Series 2005 (FHLMC LIQ) ø	0.03	11-1-2035	2,840,000	2,840,000
				10,402,728
Miscellaneous revenue: 16.57%
Anoka Hennepin MN Independent School District #11 Certificate of Participation Series 2014A	5.00	2-1-2034	1,000,000	1,108,234
Center City MN Heath Care Facilities Hazelden Betty Ford Foundation Project Series 2019	4.00	11-1-2030	250,000	296,755
Center City MN Heath Care Facilities Hazelden Betty Ford Foundation Project Series 2019	4.00	11-1-2031	250,000	294,756
Center City MN Heath Care Facilities Hazelden Betty Ford Foundation Project Series 2019	4.00	11-1-2034	300,000	348,166
Duluth MN Independent School District #709 Certificate of Participation Series 2019A	4.00	3-1-2026	700,000	758,779
Duluth MN Independent School District #709 Certificate of Participation Series 2019B (State School District Credit Program Insured)	5.00	2-1-2026	395,000	465,139
Duluth MN Independent School District #709 Certificate of Participation Series 2019B (State School District Credit Program Insured)	5.00	2-1-2028	700,000	865,142
Goodhue County MN Education District #6051 Red Wing Certificate of Participation Series 2014A	5.00	2-1-2029	750,000	839,512
Lake Agassiz Education Cooperative #0397-52 Certificate of Participation Series A	3.00	2-1-2028	290,000	312,014
Lake Agassiz Education Cooperative #0397-52 Certificate of Participation Series A	3.00	2-1-2029	300,000	320,013
Lake Agassiz Education Cooperative #0397-52 Certificate of Participation Series A	3.00	2-1-2030	310,000	327,955
Minneapolis MN Development Limited Tax Supported Common Bond Series 2A	6.00	12-1-2040	1,000,000	1,023,561
Minnesota General Fund Appropriation Bonds Series 2012B	5.00	3-1-2027	2,000,000	2,062,848
Minnesota General Fund Appropriation Bonds Series 2012B	5.00	3-1-2029	2,000,000	2,062,848
Minnesota General Fund Appropriation Bonds Series 2014A	5.00	6-1-2033	1,000,000	1,087,703
The accompanying notes are an integral part of these financial statements.

Wells Fargo Minnesota Tax-Free Fund  |  17

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Miscellaneous revenue (continued)
Minnesota Legislative Office Facility Project Certificate of Participation Series 2014	5.00%	6-1-2023	$ 435,000	$ 475,257
Minnesota Rural Water Finance Authority Public Projects Construction Notes	0.25	8-1-2022	2,750,000	2,750,430
Minnetonka MN Independent School District #276 Certificate of Participation Series 2016F	5.00	2-1-2025	205,000	219,767
Minnetonka MN Independent School District #276 Certificate of Participation Series 2018C	5.75	2-1-2042	2,145,000	2,555,936
Northeastern Minnesota Metropolitan Intermediate School District #916 Certificate of Participation Series 2013A	4.00	2-1-2024	1,100,000	1,159,340
Northeastern Minnesota Metropolitan Intermediate School District #916 Certificate of Participation Series 2015B	5.00	2-1-2034	1,500,000	1,714,692
Plymouth MN Intermediate School District #287 Certificate of Participation Series 2016A	4.00	5-1-2026	500,000	561,841
Plymouth MN Intermediate School District #287 Certificate of Participation Series 2016A	4.00	5-1-2027	1,000,000	1,119,038
Plymouth MN Intermediate School District #287 Certificate of Participation Series A	4.00	2-1-2023	230,000	241,713
Plymouth MN Intermediate School District #287 Certificate of Participation Series A	4.00	2-1-2024	130,000	141,173
Plymouth MN Intermediate School District #287 Certificate of Participation Series A	4.00	2-1-2025	215,000	239,264
St. Cloud MN Independent School District #742 Certificate of Participation Series 2017A	5.00	2-1-2032	500,000	572,707
St. Cloud MN Independent School District #742 Certificate of Participation Series 2017A	5.00	2-1-2034	350,000	400,095
St. Cloud MN Infrastructure Management Series B	4.00	2-1-2028	245,000	286,629
St. Cloud MN Infrastructure Management Series B	4.00	2-1-2029	255,000	296,566
St. Cloud MN Infrastructure Management Series B	4.00	2-1-2030	260,000	300,687
St. Paul MN Housing & RDA Charter School Nova Classical Academy Project Series 2011A	6.63	9-1-2042	865,000	874,202
St. Paul MN Independent School District Series C (State School District Credit Program Insured)	5.00	2-1-2030	2,965,000	3,603,372
White Bear Lake MN Refunding Bonds YMCA of Greater Twin Cities Project Series 2018	5.00	6-1-2032	1,000,000	1,162,184
				30,848,318
Resource recovery revenue: 0.74%
Douglas County MN Refunding Bond Solid Waste Series A	5.00	8-1-2030	1,055,000	1,369,420
Tax revenue: 0.87%
Hennepin County MN Series 2019B	5.00	12-15-2031	1,260,000	1,621,101
Transportation revenue: 0.92%
St. Paul MN Housing & RDA Parking Enterprise Refunding Bonds Series 2017A	4.00	8-1-2026	525,000	565,962
St. Paul MN Housing & RDA Parking Enterprise Refunding Bonds Series 2017A	4.00	8-1-2027	545,000	584,958
St. Paul MN Housing & RDA Parking Enterprise Refunding Bonds Series 2017A	5.00	8-1-2025	500,000	560,888
				1,711,808
Utilities revenue: 8.24%
Central Minnesota Municipal Power Agency Brookings Southeast Twin Cities Transmission Project Series 2012	5.00	1-1-2042	1,500,000	1,532,493
The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Minnesota Tax-Free Fund

Portfolio of investments—June 30, 2021

		Interest rate	Maturity date	Principal	Value
Utilities revenue (continued)
Hutchinson MN Public Utility Revenue Refunding Bonds Series 2012A		5.00%	12-1-2026	$ 700,000	$ 746,013
Northern Minnesota Municipal Power Agency Series 2013A		4.00	1-1-2028	450,000	468,546
Northern Minnesota Municipal Power Agency Series 2016		5.00	1-1-2030	520,000	612,189
Northern Minnesota Municipal Power Agency Series 2016		5.00	1-1-2031	350,000	411,881
Northern Minnesota Municipal Power Agency Series 2017		5.00	1-1-2041	400,000	465,537
Rochester MN Electric Utility Revenue Series 2013B		5.00	12-1-2025	315,000	351,391
Rochester MN Electric Utility Revenue Series 2013B		5.00	12-1-2026	250,000	278,882
Rochester MN Electric Utility Revenue Series 2017A		5.00	12-1-2037	500,000	605,212
Southern Minnesota Municipal Power Agency Badger Coulee Project Series 2019A		5.00	1-1-2032	700,000	899,834
Southern Minnesota Municipal Power Agency Badger Coulee Project Series 2019A		5.00	1-1-2033	560,000	717,875
Southern Minnesota Municipal Power Agency Badger Coulee Project Series 2019A		5.00	1-1-2034	615,000	786,156
Southern Minnesota Municipal Power Agency Series A		5.00	1-1-2041	480,000	561,173
St. Paul MN Port Authority District Energy Revenue Series 1		3.00	10-1-2023	200,000	211,280
St. Paul MN Port Authority District Energy Revenue Series 1		3.00	10-1-2027	100,000	111,348
St. Paul MN Port Authority District Energy Revenue Series 1		3.00	10-1-2034	225,000	239,060
St. Paul MN Port Authority District Energy Revenue Series 1		4.00	10-1-2028	400,000	465,073
St. Paul MN Port Authority District Energy Revenue Series 1		4.00	10-1-2041	500,000	557,771
Western Minnesota Municipal Power Agency Series A		5.00	1-1-2027	1,565,000	1,672,867
Western Minnesota Municipal Power Agency Series A		5.00	1-1-2030	1,000,000	1,068,925
Western Minnesota Municipal Power Agency Series A		5.00	1-1-2031	1,000,000	1,185,529
Western Minnesota Municipal Power Agency Series A		5.00	1-1-2032	1,250,000	1,397,719
					15,346,754
					181,748,447
Virgin Islands: 0.21%
Tax revenue: 0.21%
Virgin Islands PFA Matching Fund Loan Notes Senior Lien Series B (AGM Insured)		5.00	10-1-2025	375,000	387,376
Total Municipal obligations (Cost $173,778,445)					182,852,836
Total investments in securities (Cost $173,778,445)	98.22%				182,852,836
Other assets and liabilities, net	1.78				3,307,417
Total net assets	100.00%				$186,160,253

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
ø	Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The maturity date shown represents the final maturity date of the security. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The rate shown is the rate in effect at period end.
¤	The security is issued in zero coupon form with no periodic interest payments.
øø	The interest rate is determined and reset by the issuer periodically depending upon the terms of the security. The rate shown is the rate in effect at period end.
±	Variable rate investment. The rate shown is the rate in effect at period end.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Minnesota Tax-Free Fund  |  19

Portfolio of investments—June 30, 2021

Abbreviations:
AGM	Assured Guaranty Municipal
CAB	Capital appreciation bond
EDA	Economic Development Authority
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
GO	General obligation
HCFR	Healthcare facilities revenue
HEFAR	Higher Education Facilities Authority Revenue
HFA	Housing Finance Authority
LIQ	Liquidity agreement
PFA	Public Finance Authority
RDA	Redevelopment Authority
SIFMA	Securities Industry and Financial Markets Association
The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo Minnesota Tax-Free Fund

Statement of assets and liabilities—June 30, 2021

Assets
Investments in unaffiliated securities, at value (cost $173,778,445)	$ 182,852,836
Cash	981,345
Receivable for interest	2,295,497
Receivable for investments sold	155,000
Receivable for Fund shares sold	96,838
Prepaid expenses and other assets	73,395
Total assets	186,454,911
Liabilities
Payable for Fund shares redeemed	168,217
Dividends payable	47,414
Management fee payable	42,083
Shareholder servicing fees payable	19,245
Administration fees payable	15,361
Distribution fee payable	1,265
Trustees’ fees and expenses payable	1,073
Total liabilities	294,658
Total net assets	$186,160,253
Net assets consist of
Paid-in capital	$ 176,012,999
Total distributable earnings	10,147,254
Total net assets	$186,160,253
Computation of net asset value and offering price per share
Net assets – Class A	$ 31,586,081
Shares outstanding – Class A1	2,866,548
Net asset value per share – Class A	$11.02
Maximum offering price per share – Class A2	$11.54
Net assets – Class C	$ 2,059,809
Shares outstanding – Class C1	186,912
Net asset value per share – Class C	$11.02
Net assets – Administrator Class	$ 60,727,040
Shares outstanding – Administrator Class[1]	5,512,289
Net asset value per share – Administrator Class	$11.02
Net assets – Institutional Class	$ 91,787,323
Shares outstanding – Institutional Class[1]	8,326,266
Net asset value per share – Institutional Class	$11.02
[1]	The Fund has an unlimited number of authorized shares
[2]	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

Wells Fargo Minnesota Tax-Free Fund  |  21

Statement of operations—year ended June 30, 2021

Investment income
Interest	$ 4,769,645
Expenses
Management fee	719,593
Administration fees
Class A	48,646
Class C	4,207
Administrator Class	65,553
Institutional Class	65,050
Shareholder servicing fees
Class A	76,009
Class C	6,552
Administrator Class	163,305
Distribution fee
Class C	19,653
Custody and accounting fees	7,808
Professional fees	55,172
Registration fees	63,104
Shareholder report expenses	33,153
Trustees’ fees and expenses	19,272
Other fees and expenses	14,967
Total expenses	1,362,044
Less: Fee waivers and/or expense reimbursements
Fund-level	(110,087)
Class A	(3,040)
Administrator Class	(124,907)
Institutional Class	(8,131)
Net expenses	1,115,879
Net investment income	3,653,766
Realized and unrealized gains (losses) on investments
Net realized gains on investments	254,311
Net change in unrealized gains (losses) on investments	2,217,903
Net realized and unrealized gains (losses) on investments	2,472,214
Net increase in net assets resulting from operations	$6,125,980
The accompanying notes are an integral part of these financial statements.

22  |  Wells Fargo Minnesota Tax-Free Fund

Statement of changes in net assets

	Year ended June 30, 2021		Year ended June 30, 2020
Operations
Net investment income		$ 3,653,766		$ 4,024,264
Net realized gains on investments		254,311		22,567
Net change in unrealized gains (losses) on investments		2,217,903		1,163,068
Net increase in net assets resulting from operations		6,125,980		5,209,899
Distributions to shareholders from
Net investment income and net realized gains
Class A		(548,293)		(610,435)
Class C		(27,913)		(64,198)
Administrator Class		(1,347,984)		(1,922,632)
Institutional Class		(1,731,460)		(1,426,999)
Total distributions to shareholders		(3,655,650)		(4,024,264)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	323,370	3,550,192	370,531	4,040,818
Class C	7,552	83,001	26,763	287,731
Administrator Class	1,282,905	14,097,375	2,134,245	23,116,572
Institutional Class	2,957,625	32,571,701	4,681,191	50,627,321
		50,302,269		78,072,442
Reinvestment of distributions
Class A	49,779	546,374	56,114	607,757
Class C	2,540	27,869	5,926	64,198
Administrator Class	121,253	1,330,716	150,724	1,632,339
Institutional Class	100,771	1,106,654	93,088	1,009,049
		3,011,613		3,313,343
Payment for shares redeemed
Class A	(205,563)	(2,256,143)	(272,388)	(2,943,523)
Class C	(193,345)	(2,116,163)	(150,576)	(1,631,910)
Administrator Class	(2,334,032)	(25,663,314)	(4,676,308)	(50,444,414)
Institutional Class	(1,208,730)	(13,262,498)	(1,604,815)	(17,232,329)
		(43,298,118)		(72,252,176)
Net increase in net assets resulting from capital share transactions		10,015,764		9,133,609
Total increase in net assets		12,486,094		10,319,244
Net assets
Beginning of period		173,674,159		163,354,915
End of period		$186,160,253		$173,674,159
The accompanying notes are an integral part of these financial statements.

Wells Fargo Minnesota Tax-Free Fund  |  23

Financial highlights
(For a share outstanding throughout each period)
	Year ended June 30
Class A	2021	2020	2019	2018	2017
Net asset value, beginning of period	$10.86	$10.77	$10.51	$10.68	$11.07
Net investment income	0.20 [1]	0.23	0.27 [1]	0.28 [1]	0.28 [1]
Net realized and unrealized gains (losses) on investments	0.16	0.09	0.26	(0.16)	(0.34)
Total from investment operations	0.36	0.32	0.53	0.12	(0.06)
Distributions to shareholders from
Net investment income	(0.20)	(0.23)	(0.27)	(0.28)	(0.28)
Net realized gains	0.00	0.00	0.00	(0.01)	(0.05)
Total distributions to shareholders	(0.20)	(0.23)	(0.27)	(0.29)	(0.33)
Net asset value, end of period	$11.02	$10.86	$10.77	$10.51	$10.68
Total return[2]	3.32%	2.99%	5.13%	1.10%	(0.53)%
Ratios to average net assets (annualized)
Gross expenses	0.92%	0.93%	0.94%	0.85%	0.91%
Net expenses	0.85%	0.85%	0.85%	0.84%	0.85%
Net investment income	1.80%	2.12%	2.57%	2.64%	2.63%
Supplemental data
Portfolio turnover rate	9%	16%	18%	15%	22%
Net assets, end of period (000s omitted)	$31,586	$29,317	$27,399	$29,554	$34,720

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.

24  |  Wells Fargo Minnesota Tax-Free Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended June 30
Class C	2021	2020	2019	2018	2017
Net asset value, beginning of period	$10.86	$10.77	$10.51	$10.68	$11.07
Net investment income	0.12 [1]	0.15 [1]	0.19	0.20	0.20
Net realized and unrealized gains (losses) on investments	0.16	0.09	0.26	(0.16)	(0.34)
Total from investment operations	0.28	0.24	0.45	0.04	(0.14)
Distributions to shareholders from
Net investment income	(0.12)	(0.15)	(0.19)	(0.20)	(0.20)
Net realized gains	0.00	0.00	0.00	(0.01)	(0.05)
Total distributions to shareholders	(0.12)	(0.15)	(0.19)	(0.21)	(0.25)
Net asset value, end of period	$11.02	$10.86	$10.77	$10.51	$10.68
Total return[2]	2.54%	2.22%	4.35%	0.34%	(1.27)%
Ratios to average net assets (annualized)
Gross expenses	1.66%	1.68%	1.69%	1.59%	1.65%
Net expenses	1.60%	1.60%	1.60%	1.59%	1.60%
Net investment income	1.06%	1.37%	1.83%	1.89%	1.88%
Supplemental data
Portfolio turnover rate	9%	16%	18%	15%	22%
Net assets, end of period (000s omitted)	$2,060	$4,020	$5,254	$7,387	$9,525

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.

Wells Fargo Minnesota Tax-Free Fund  |  25

Financial highlights
(For a share outstanding throughout each period)
	Year ended June 30
Administrator Class	2021	2020	2019	2018	2017
Net asset value, beginning of period	$10.86	$10.76	$10.51	$10.68	$11.07
Net investment income	0.23 [1]	0.26 [1]	0.30 [1]	0.31 [1]	0.31 [1]
Net realized and unrealized gains (losses) on investments	0.16	0.10	0.25	(0.16)	(0.34)
Total from investment operations	0.39	0.36	0.55	0.15	(0.03)
Distributions to shareholders from
Net investment income	(0.23)	(0.26)	(0.30)	(0.31)	(0.31)
Net realized gains	0.00	0.00	0.00	(0.01)	(0.05)
Total distributions to shareholders	(0.23)	(0.26)	(0.30)	(0.32)	(0.36)
Net asset value, end of period	$11.02	$10.86	$10.76	$10.51	$10.68
Total return	3.58%	3.34%	5.29%	1.34%	(0.28)%
Ratios to average net assets (annualized)
Gross expenses	0.86%	0.87%	0.88%	0.78%	0.84%
Net expenses	0.60%	0.60%	0.60%	0.60%	0.60%
Net investment income	2.06%	2.38%	2.81%	2.89%	2.87%
Supplemental data
Portfolio turnover rate	9%	16%	18%	15%	22%
Net assets, end of period (000s omitted)	$60,727	$69,954	$95,072	$85,259	$104,906

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.

26  |  Wells Fargo Minnesota Tax-Free Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended June 30
Institutional Class	2021	2020	2019	2018	2017 [1]
Net asset value, beginning of period	$10.87	$10.77	$10.52	$10.69	$10.88
Net investment income	0.23	0.26	0.30	0.32	0.21
Net realized and unrealized gains (losses) on investments	0.15	0.10	0.25	(0.16)	(0.14)
Total from investment operations	0.38	0.36	0.55	0.16	0.07
Distributions to shareholders from
Net investment income	(0.23)	(0.26)	(0.30)	(0.32)	(0.21)
Net realized gains	0.00	0.00	0.00	(0.01)	(0.05)
Total distributions to shareholders	(0.23)	(0.26)	(0.30)	(0.33)	(0.26)
Net asset value, end of period	$11.02	$10.87	$10.77	$10.52	$10.69
Total return[2]	3.56%	3.42%	5.37%	1.43%	0.62%
Ratios to average net assets (annualized)
Gross expenses	0.59%	0.60%	0.61%	0.52%	0.52%
Net expenses	0.52%	0.52%	0.52%	0.52%	0.51%
Net investment income	2.13%	2.43%	2.89%	2.98%	2.91%
Supplemental data
Portfolio turnover rate	9%	16%	18%	15%	22%
Net assets, end of period (000s omitted)	$91,787	$70,383	$35,630	$29,639	$22,785

[1]	For the period from October 31, 2016 (commencement of class operations) to June 30, 2017
[2]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

Wells Fargo Minnesota Tax-Free Fund  |  27

Notes to financial statements
1. ORGANIZATION
Wells Fargo Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Minnesota Tax-Free Fund (the "Fund") which is a diversified series of the Trust.
On February 23, 2021, Wells Fargo & Company announced that it has entered into a definitive agreement to sell Wells Fargo Asset Management ("WFAM") to GTCR LLC and Reverence Capital Partners, L.P. WFAM is the trade name used by the asset management businesses of Wells Fargo & Company and includes Wells Fargo Funds Management, LLC, the investment manager to the Fund, Wells Capital Management, LLC and Wells Fargo Asset Management (International) Limited, both registered investment advisers providing sub-advisory services to certain funds, and Wells Fargo Funds Distributor, LLC, the Fund's principal underwriter. As part of the transaction, Wells Fargo & Company will own a 9.9% equity interest and will continue to serve as an important client and distribution partner.
Consummation of the transaction will result in the automatic termination of the Fund's investment management agreement and subadvisory agreement. The Fund's Board of Trustees approved a new investment management and new subadvisory agreement and approved submitting the agreements to the Fund’s shareholders for approval at a special meeting of shareholders expected to be held on August 16, 2021. Shareholders of record of the Fund at the close of business on May 28, 2021 are entitled to vote at the meeting. If shareholders approve the new agreements, they would take effect upon the closing of the transaction. The transaction is expected to close in the second half of 2021, subject to customary closing conditions.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC ("Funds Management"). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

28  |  Wells Fargo Minnesota Tax-Free Fund

Notes to financial statements
Distributions to shareholders
Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable and tax-exempt income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of June 30, 2021, the aggregate cost of all investments for federal income tax purposes was $173,778,443 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$9,244,988
Gross unrealized losses	(170,595)
Net unrealized gains	$9,074,393
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of June 30, 2021:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Municipal obligations	$0	$182,852,836	$0	$182,852,836
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.

Wells Fargo Minnesota Tax-Free Fund  |  29

Notes to financial statements
For the year ended June 30, 2021, the Fund did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Management fee
Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company ("Wells Fargo"), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $500 million	0.400%
Next $500 million	0.375
Next $2 billion	0.350
Next $2 billion	0.325
Next $5 billion	0.290
Over $10 billion	0.280
For the year ended June 30, 2021, the management fee was equivalent to an annual rate of 0.40% of the Fund’s average daily net assets.
Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management, LLC, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.16%
Class C	0.16
Administrator Class	0.10
Institutional Class	0.08
Waivers and/or expense reimbursements
Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management will waive fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has contractually committed through October 31, 2021 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. The contractual expense caps are as follows:

30  |  Wells Fargo Minnesota Tax-Free Fund

Notes to financial statements
Expense ratio caps
Class A	0.85%
Class C	1.60
Administrator Class	0.60
Institutional Class	0.52
Distribution fee
The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC ("Funds Distributor"), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.
In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended June 30, 2021, Funds Distributor received $426 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended June 30, 2021.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund had $5,750,000, $2,900,000 and $0 in interfund purchases, sales and net realized gains (losses), respectively, during the year ended June 30, 2021.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended June 30, 2021 were $24,737,102 and $15,718,137, respectively.
6. BANK BORROWINGS
The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight bank funding rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.
For the year ended June 30, 2021, there were no borrowings by the Fund under the agreement.
7. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid was $3,655,650 and $4,024,264 of tax-exempt income for the years ended June 30, 2021 and June 30, 2020, respectively.
As of June 30, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	Undistributed tax-exempt income	Undistributed long-term gain	Unrealized gains
$113,376	$876,545	$130,354	$9,074,393

Wells Fargo Minnesota Tax-Free Fund  |  31

Notes to financial statements
8. CONCENTRATION RISK
The Fund invests a substantial portion of its assets in issuers of municipal debt securities located in a single state or territory of the U.S. Therefore, it may be more affected by economic and political developments in that state or region than would be a comparable general tax-exempt fund. As of the end of the period, the Fund invested a concentration of its portfolio in the state of Minnesota.
9. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
10. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.
11. SUBSEQUENT EVENTS
Wells Fargo Asset Management ("WFAM") announced that it will be changing its company name to Allspring Global Investments upon the closing of the previously announced sale transaction of WFAM by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. The new corporate name is expected to go into effect on the closing date of the transaction, which is anticipated to occur in the second half of 2021, subject to customary closing conditions.
At a meeting held July 15, 2021, the Board of Trustees of the Wells Fargo Funds approved a change in the Fund's name to remove “Wells Fargo” from the Fund's name and replace with “Allspring”. The change is expected to go into effect on October 11, 2021.
Following the closing of the transaction, Wells Fargo Funds Management, LLC, the Fund's investment manager, Wells Capital Management, LLC and Wells Fargo Asset Management (International) Limited, each subadvisers to certain funds, and Wells Fargo Funds Distributor, LLC, the Fund's principal underwriter, will each be rebranded as Allspring.
At a special meeting of shareholders held on August 16, 2021, shareholders of the Fund approved a new investment management and a new subadvisory agreement that will be effective at the closing of the sale transaction.

32  |  Wells Fargo Minnesota Tax-Free Fund

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Wells Fargo Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Wells Fargo Minnesota Tax-Free Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of June 30, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of June 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of June 30, 2021, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however, we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.
Boston, Massachusetts
August 25, 2021

Wells Fargo Minnesota Tax-Free Fund  |  33

Other information (unaudited)
TAX INFORMATION
Pursuant to Section 852 of the Internal Revenue Code, 100% of distributions paid from net investment income is designated as exempt-interest dividends for the fiscal year ended June 30, 2021.
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

34  |  Wells Fargo Minnesota Tax-Free Fund

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 139 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Wells Fargo Minnesota Tax-Free Fund  |  35

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

36  |  Wells Fargo Minnesota Tax-Free Fund

Other information (unaudited)
Officers
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC and Chief Legal Counsel of Wells Fargo Asset Management since 2018. Deputy General Counsel of Wells Fargo Bank, N.A. since 2020 and Assistant General Counsel of Wells Fargo Bank, N.A. from 2018 to 2020. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.
Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

Wells Fargo Minnesota Tax-Free Fund  |  37

Board considerations (unaudited)
BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:
Board Considerations – Current Agreements
Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at a Board meeting held on May 17-19, 2021 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Minnesota Tax-Free Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”
The Board noted that Wells Fargo & Company recently announced that it had entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”), which includes Funds Management and the Sub-Adviser, to GTCR LLC and Reverence Capital Partners, L.P. and/or their affiliates (the “Transaction”). The Board further noted that the Transaction would result in a change-of-control of Funds Management and the Sub-Adviser, which would be considered to be an assignment that would result in the termination of the Advisory Agreements. In light of the Transaction, the Board separately considered for approval a new investment management agreement with Funds Management and a new sub-advisory agreement with the Sub-Adviser (the “New Agreements”) that would replace the Advisory Agreements upon consummation of the Transaction, subject to approval of the New Agreements by the Fund’s shareholders. The Board also considered for approval interim agreements to go into effect in the event shareholders do not approve the New Agreements before the Transaction is completed. The interim agreements would allow the Manager and the Sub-Adviser to continue providing services to the Fund while the Fund continues to seek shareholder approval of the New Agreements. The Board noted that the terms of the interim agreements would be identical to those of the current Advisory Agreements, except for the term and certain escrow provisions.
At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at Board meetings held in April and May 2021, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2021. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent and quality of services
The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of WFAM, of which Funds Management and the Sub-Adviser are a part, and a summary of investments made in the business of WFAM. The Board also received a description of

38  |  Wells Fargo Minnesota Tax-Free Fund

Board considerations (unaudited)
Funds Management’s and the Sub-Adviser’s business continuity plans, including a summary of the performance of such plans and any changes thereto during the COVID-19 pandemic, and of their approaches to data privacy and cybersecurity. The Board also received and reviewed information about Funds Management’s role as administrator of the Fund’s liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.
The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel.
The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates. The Board also considered information about retention and back-up arrangements that have been put into place with respect to key personnel of WFAM in connection with the anticipated Transaction, noting that WFAM provided assurances that the announcement and eventual culmination of the Transaction is not expected to result in any diminution in the nature or quality of services provided to the Fund.
Fund investment performance and expenses
The Board considered the investment performance results for the Fund over various time periods ended December 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrator Class) was over or in range of the average investment performance of the Universe for all periods under review. The Board also noted that the investment performance of the Fund was lower than its benchmark index, the Bloomberg Barclays Municipal Bond Index, for all periods under review.
The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the benchmark index for the periods identified above. The Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions and market factors that affected the Fund’s investment performance.
The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than, equal to or in range of the median net operating expense ratios of the expense Groups.
The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.
Investment management and sub-advisory fee rates
The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.
Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than or equal to the sum of these average rates for the Fund’s expense Groups for all share classes.
The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed

Wells Fargo Minnesota Tax-Free Fund  |  39

Board considerations (unaudited)
by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.
The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.
Profitability
The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.
Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.
Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.
Economies of scale
The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
The Board concluded that Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.
Other benefits to Funds Management and the Sub-Adviser
The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.
The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.
Conclusion
At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term.

40  |  Wells Fargo Minnesota Tax-Free Fund

Board considerations (unaudited)
Board Considerations – New Agreements
Overview of the Board evaluation process
At a meeting held on May 17-19, 2021 (the “Board Meeting”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”, and the series identified below, the “Funds”) approved the continuation of each Fund’s current Investment Management Agreement (the “Current Investment Management Agreement”) and the current Sub-Advisory Agreements (the “Current Sub-Advisory Agreements”, and collectively, the “Current Agreements”).
Wells Fargo C&B Mid Cap Value Fund
Wells Fargo California Limited-Term Tax-Free Fund
Wells Fargo California Tax-Free Fund
Wells Fargo Classic Value Fund
Wells Fargo Common Stock Fund
Wells Fargo Disciplined Small Cap Fund
Wells Fargo Disciplined U.S. Core Fund
Wells Fargo Discovery Fund
Wells Fargo Diversified Equity Fund
Wells Fargo Endeavor Select Fund
Wells Fargo Enterprise Fund
Wells Fargo Fundamental Small Cap Growth Fund
Wells Fargo Growth Fund
Wells Fargo High Yield Municipal Bond Fund
Wells Fargo Intermediate Tax/AMT-Free Fund
Wells Fargo Large Cap Core Fund
Wells Fargo Large Cap Growth Fund
Wells Fargo Large Company Value Fund
Wells Fargo Minnesota Tax-Free Fund
Wells Fargo Municipal Bond Fund
Wells Fargo Omega Growth Fund
Wells Fargo Opportunity Fund
Wells Fargo Pennsylvania Tax-Free Fund
Wells Fargo Premier Large Company Growth Fund
Wells Fargo Short-Term Municipal Bond Fund
Wells Fargo Small Cap Fund
Wells Fargo Special Mid Cap Value Fund
Wells Fargo Special Small Cap Value Fund
Wells Fargo Strategic Municipal Bond Fund
Wells Fargo Ultra Short-Term Municipal Income Fund
Wells Fargo Wisconsin Tax-Free Fund
Each Trustee on the Board is not an “interested person” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Funds (collectively, the “Independent Trustees”). The process followed by the Board in considering and approving the continuation of the Current Agreements is referred to herein as the “2021 Annual Approval Process.”
As noted above, the closing of the sale of Wells Fargo Asset Management (“WFAM”) to a holding company (“NewCo”) affiliated with private funds of GTCR LLC (“GTCR”) and of Reverence Capital Partners, L.P. (“Reverence Capital”, and such transaction, the “Transaction”) will result in a change of control of Wells Fargo Funds Management LLC (“Funds Management”) and Wells Capital Management Incorporated (“Wells Capital”, and together with Funds Management, the “Advisers”), which will be considered to be an “assignment” of each Fund’s Current Agreements under the 1940 Act that will result in the automatic termination of each Fund’s Current Agreements. In light of the expected termination of each Fund’s Current Agreements upon the closing, at the Board Meeting the Board also considered and approved the New Agreements, which are: (i) a new Investment Management Agreement (the “New Investment Management Agreement”) between the Trust, on behalf of each Fund, and Funds Management; (ii) a new Sub-Advisory Agreement (the “New Wells Capital Sub-Advisory Agreement”) among the Trust, Funds Management and Wells Capital with respect to each Fund other than C& B Mid Cap Value Fund and Diversified Equity Fund; and (iii) a new Sub-Advisory Agreement (the “New C&B Sub-Advisory Agreement”, and collectively, the “New Agreements”) among the Trust, with respect to the C&B Mid Cap Value Fund, Funds Management and Cooke & Bieler, L.P. (“C&B”, and together with Wells Capital, the “Sub-Advisers”), each of which is intended to go into effect upon the closing. The process followed by the Board in reviewing and approving the New Agreements is referred to herein as the “New Agreement Approval Process.”

Wells Fargo Minnesota Tax-Free Fund  |  41

Board considerations (unaudited)
At a series of meetings held in April and May 2021 (collectively, “April and May 2021 Meetings”) and at the Board Meeting, the Trustees conferred extensively among themselves and with senior representatives of Funds Management, GTCR and Reverence Capital about the New Agreements and related matters. The Board reviewed and discussed information furnished by Funds Management, GTCR and Reverence Capital that the Board considered reasonably necessary to evaluate the terms of the New Agreements and the services to be provided. At these meetings, senior representatives from Funds Management, GTCR and Reverence Capital made presentations to, and responded to questions from, the Board.
In providing information to the Board in connection with the 2021 annual approval process (the “2021 Annual Approval Process”) and the New Agreement Approval Process, Funds Management, GTCR and Reverence Capital (as applicable) were guided by requests for information submitted by independent legal counsel on behalf of the Independent Trustees. In considering and approving the New Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed herein. The Board considered not only the specific information presented in connection with the April and May 2021 Meetings as well as the Board Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Advisers about various topics. In this regard, the Board reviews reports of Funds Management at each of its regular Board meetings, which includes, among other things, portfolio reviews and investment performance reports. In addition, the Board confers with portfolio managers at various times throughout the year. The Board was assisted in its evaluation of the New Agreements by independent legal counsel, from whom the Independent Trustees received separate legal advice and with whom the Independent Trustees met separately. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
Among other information considered by the Board in connection with the Transaction was:
■	Information regarding the Transaction: information about the structure, financing sources and material terms and conditions of the Transaction, including the expected impact on the businesses conducted by the Advisers and by Wells Fargo Funds Distributor LLC, as the distributor of Fund shares.
■	Information regarding NewCo, GTCR and Reverence Capital: (i) information about NewCo, including information about its expected financial condition and access to capital, and senior leadership team; (ii) the experience of senior management at GTCR and Reverence Capital in acquiring portfolio companies; (iii) the plan to operationalize NewCo, including the transition of necessary infrastructure services through a transition services agreement with Wells Fargo under which Wells Fargo will continue to provide NewCo with certain services for a specified period of time after the closing; and (iv) information regarding regulatory matters, compliance, and risk management functions at NewCo, including resources to be dedicated thereto.
■	Impact of the Transaction on WFAM and Service Providers: (i) information regarding any changes to personnel and/or other resources of the Advisers as a result of the Transaction, including assurances regarding comparable and competitive compensation arrangements to attract and retain highly qualified personnel; and (ii) information about the organizational and operating structure with respect to NewCo, the Advisers and the Funds.
■	Impact of the Transaction on the Funds and their Shareholders: (i) information regarding anticipated benefits to the Funds as a result of the Transaction; (ii) a commitment that the Funds would not bear any expenses, directly or indirectly, in connection with the Transaction; (iii) confirmation that the Advisers intend to continue to manage the Funds in a manner consistent with each Fund’s current investment objectives and principal investments strategies; and (iv) a commitment that neither NewCo nor WFAM will take any steps that would impose any “unfair burden” (as that term is used in section 15(f)(1)(B) of the 1940 Act) on the Funds as a result of the Transaction.
With respect to the New Agreements, the Board considered: (i) a representation that, after the closing, all of the Funds will continue to be managed and advised by their current Advisers and for C&B Mid Cap Value Fund, C&B, and that the same portfolio managers of the Sub-Advisers are expected to continue to manage the Funds after the Transaction; (ii) information regarding the terms of the New Agreements, including changes as compared to the Current Agreements; (iii) information confirming that the fee rates payable under the New Agreements will not increase as a result of the Transaction as compared to the rates under the Current Agreements; and (iv) assurances that the Transaction is not expected to cause any diminution with respect to the nature, extent and quality of any of the services currently provided to the Funds by the Advisers as a result of the Transaction.
In addition to considering information furnished specifically to evaluate the impact of the Transaction on the Funds and their respective shareholders in connection with the New Agreement Approval Process, the Board considered information furnished at prior meetings of the Board and its committees, including detailed information provided in connection with the 2021 Annual Approval Process. In this regard, in connection with the 2021 Annual Approval Process, the Board received information about complex-wide and individual Fund performance, fees and expenses, including: (i) a report from an independent data provider comparing the investment performance of each Fund to the investment performance of comparable funds and benchmark indices, over various time periods; (ii) a report from an independent data provider comparing each Fund’s total expense ratio (and

42  |  Wells Fargo Minnesota Tax-Free Fund

Board considerations (unaudited)
its components) to those of comparable funds; (iii) comparative information concerning the fees charged and services provided by Funds Management and the Sub-Advisers to each Fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts), if any, that employ investment strategies and techniques similar to those used in managing such Fund(s); and (iv) profitability analyses of Funds Management, as well as the profitability of both WFAM and Wells Fargo from providing services to the fund family as a whole.
After its deliberations, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Advisers under the New Agreements is reasonable, approved the New Agreements for a two-year term, and voted to recommend that Fund shareholders approve the New Agreements. The Board considered the approval of the New Agreements as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent and quality of services
In connection with the 2021 Annual Approval Process, the Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Advisers under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Current Management Agreement, as well as, among other things, a summary of the background and experience of senior management of WFAM, of which Funds Management and Wells Capital are a part, and a summary of investments made in the business of WFAM. The Board also received a description of Funds Management’s and the Sub-Advisers’ business continuity plans, including a summary of the performance of such plans and any changes thereto during the COVID-19 pandemic, and of their approaches to data privacy and cybersecurity. The Board also received and reviewed information about Funds Management’s role as administrator of the Funds’ liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.
In connection with the 2021 Annual Approval Process, the Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds. The Board evaluated the ability of Funds Management and the Sub-Advisers to attract and retain qualified investment professionals, including research, advisory and supervisory personnel.
In connection with the 2021 Annual Approval Process, the Board further considered the compliance programs and compliance records of Funds Management and the Sub-Advisers. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.
In connection with the New Agreement Approval Process, the Board considered, among other information, the structure of the Transaction and expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of Funds Management and the Sub-Advisers. The Board received assurances from Funds Management that each Fund will continue to be advised by its current Sub-Adviser after the closing, and that the same individual portfolio managers are expected to continue to manage the Funds after the closing. With respect to the recruitment and retention of key personnel, the Board noted information from GTCR, Reverence Capital and the Advisers regarding the potential benefits for employees of joining NewCo. The Board recognized that the personnel who had been extended offers may not accept such offers and personnel changes may occur in the future in the ordinary course.
In addition, the Board considered information regarding the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Funds, including the provision of administrative services, and the anticipated impact of the Transaction on such matters. The Board also considered the business-related and other risks to which the Advisers may be subject in managing the Funds and in connection with the Transaction. The Board also considered the transition and integration plans as a result of the change in ownership of the Advisers from Wells Fargo to NewCo. The Board considered the resources and infrastructure that NewCo intends to devote to its compliance program to ensure compliance with applicable laws and regulations, as well as its risk management program and cybersecurity program. The Board also took into account assurances received from the Advisers, GTCR and Reverence Capital that the Transaction is not expected to cause any diminution in the nature, extent and quality of services provided by Funds Management and the Sub-Advisers to the Funds and their shareholders.
Fund investment performance and expenses
In connection with the 2021 Annual Approval Process, the Board considered the investment performance results for each Fund over various time periods ended December 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to each Fund (the “Universe”), and in comparison to each Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the

Wells Fargo Minnesota Tax-Free Fund  |  43

Board considerations (unaudited)
mutual funds in the performance Universe. Where applicable, the Board received information concerning, and discussed factors contributing to, underperformance of Funds relative to the Universe and benchmark for any underperformance periods.
In connection with the 2021 Annual Approval Process, the Board also received and considered information regarding each Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year.
In connection with the New Agreement Approval Process, the Board received a commitment that WFAM will maintain fee and expense commitments for at least two years after the closing. The Board took into account each Fund’s investment performance and expense information among the factors considered in deciding to approve the New Agreements.
Investment management and sub-advisory fee rates
In connection with the 2021 Annual Approval Process, the Board reviewed and considered the contractual fee rates payable by each Fund to Funds Management under the Current Management Agreement, as well as the contractual fee rates payable by each Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to each of the Sub-Advisers under the Current Sub-Advisory Agreements for investment sub-advisory services (the “Sub-Advisory Fee Rates”).
Among other information reviewed by the Board in connection with the 2021 Annual Approval Process, was a comparison of each Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups.
In connection with the 2021 Annual Approval Process, the Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the Sub-Advisory Fee Rates. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Advisers, and about Funds Management’s on-going oversight services. With respect to C&B, the Board also considered this amount in comparison to the median amount retained by advisers to funds in a sub-advised expense universe that was determined by Broadridge to be similar to the Specialized Technology Fund. In this regard, the Board noted the small size of the sub-advised expense universe. The Board also considered that the sub-advisory fees paid to C&B had been negotiated by Funds Management on an arm’s length basis. Given the affiliation between Funds Management and Wells Capital, the Board ascribed limited relevance to the allocation of fees between them.
In connection with the 2021 Annual Approval Process, the Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Advisers to other types of clients, if any, with investment strategies similar to those of each Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.
In connection with the New Agreement Approval Process, the Board noted the assurances received by it that there would be no increases to any of the Management Rates or the Sub-Advisory Fee Rates as a result of the Transaction. The Board also considered that the New Agreements do not change the computation method for calculating such fees, and there is no present intention to reduce expense waiver and reimbursement arrangements that are currently in effect. Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the New Management Agreement and to each of the Sub-Advisers under the New Sub-Advisory Agreements was reasonable.
Profitability
In connection with the 2021 Annual Approval Process, the Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo from providing services to the fund family as a whole. The Board noted that Wells Capital’s profitability information with respect to providing services to each Fund Wells Capital

44  |  Wells Fargo Minnesota Tax-Free Fund

Board considerations (unaudited)
sub-advises and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis. The Board did not consider profitability with respect to C&B, as the sub-advisory fees paid to C&B had been negotiated by Funds Management on an arm’s-length basis.
Funds Management reported on the methodologies and estimates used in calculating profitability in connection with the 2021 Annual Approval Process, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.
In connection with the New Agreement Approval Process, the Board received certain information about NewCo’s projected financial condition, and reviewed with senior representatives of Funds Management, GTCR and Reverence Capital the underlying assumptions on which such information was based. The Board considered that NewCo is a newly formed entity, with no historical operations, revenues or expenses, and that it is difficult to predict with any degree of certainty the future profitability of NewCo and the Advisers from advisory activities under the New Agreements. The Board considered that the fee rates payable under the New Agreements will not increase as a result of the Transaction as compared to the rates under the Current Agreements, and that the current contractual expense limitations applicable to each Fund will not increase. The Board noted that if the New Agreements are approved by shareholders and the Transaction closes, the Board will have the opportunity in the future to review the profitability of NewCo and the Advisers from advisory activities under the New Agreements.
Economies of scale
In connection with the 2021 Annual Approval Process, the Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Funds, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted the existence of breakpoints in each Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that, in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
In connection with the New Agreement Approval Process, the Board noted that NewCo and the Advisers may benefit from possible growth of the Funds resulting from enhanced distribution capabilities. However, the Board noted that other factors could also affect the potential for economies of scale, and that it was not possible to quantify any potential future economies of scale. Based upon the information furnished to the Board in connection with the 2021 Annual Approval Process and the New Agreement Approval Process, the Board concluded that Funds Management’s arrangements with respect to each Fund, including contractual breakpoints and expense limitation arrangements, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.
“Fall-out” benefits to Funds Management and the Sub-Advisers
In connection with the 2021 Annual Approval Process, the Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including Wells Capital, and C&B as a result of their relationships with the Funds. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Funds and benefits potentially derived from an increase in Funds Management’s and the Sub-Advisers’ business as a result of their relationships with the Funds. The Board noted that various current affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.
In connection with the 2021 Annual Approval Process, the Board also reviewed information about soft dollar credits earned and utilized by the Sub-Advisers, fees earned by Funds Management and Wells Capital from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker of Wells Fargo from portfolio transactions.
In connection with the New Agreement Approval Process, the Board received information to the effect that the Transaction is not expected to have a material impact on the fall-out benefits currently realized by Funds Management and its affiliates, including Wells Capital, and C&B. The information reviewed by the Board also noted that several of the ancillary benefits identified for WFAM would be potential ancillary benefits for NewCo, including that the scale and reputation of the Funds might benefit NewCo’s broader reputation, product initiatives, technology investment and talent acquisition. Based on its consideration of the

Wells Fargo Minnesota Tax-Free Fund  |  45

Board considerations (unaudited)
factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits expected to be received by Funds Management and its affiliates, including NewCo and Wells Capital, and C&B under the New Agreements were unreasonable.
Conclusion
At the Board Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Funds Management and to each of the Sub-Advisers under the New Agreements is reasonable, approved the New Agreements for a two-year term, and voted to recommend that Fund shareholders approve the New Agreements.

46  |  Wells Fargo Minnesota Tax-Free Fund

Board considerations (unaudited)
Board Considerations - Interim Agreements
At a meeting held on May 17-19, 2021 (the “Board Meeting”), the Boards of Trustees (each, a “Board”, and collectively, the “Boards”) of Wells Fargo Funds Trust, Wells Fargo Master Trust, Wells Fargo Variable Trust, Wells Fargo Global Dividend Opportunity Fund, Wells Fargo Income Opportunities Fund, Wells Fargo Multi-Sector Income Fund and Wells Fargo Utilities and High Income Fund (each a “Trust”, and the series thereof, a “Fund”) reviewed and approved for the Trusts and Funds, as applicable: (i) interim investment management agreements (the “Interim Management Agreements”) with Wells Fargo Funds Management, LLC (“Funds Management”); (ii) interim investment advisory agreements (the “Interim Advisory Agreements”) with Funds Management; and (iii) interim sub-advisory agreements (the “Interim Sub-Advisory Agreements”) with each of Cooke & Bieler, L.P., Galliard Capital Management, LLC (“Galliard”), Peregrine Capital Management Inc., Wells Capital Management, LLC (“WellsCap”), and Wells Fargo Asset Management (International) Limited (“WFAMI”, and collectively, the “Sub-Advisers”). Each Trustee on the Board is not an “interested person” (as defined in the Investment Company Act of 1940 (the “1940 Act”) of the Funds (collectively, the “Independent Trustees”). The Interim Management Agreements, Interim Advisory Agreements, and Interim Sub-Advisory Agreements are collectively referred to as the “Interim Advisory Agreements.”
At the Board Meeting, the Boards reviewed and approved the continuation of existing investment management, advisory and sub-advisory agreements (the “Current Advisory Agreements”) for each Trust and Fund, as applicable. The factors considered and conclusions reached by the Boards in approving the Current Advisory Agreements are summarized in the section entitled “Board Considerations – Current Agreements” of this shareholder report. The Boards noted that Wells Fargo & Company has entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”), which includes Funds Management, Galliard, WellsCap and WFAMI (the “Affiliated Sub-Advisers”), to a holding company affiliated with private funds of GTCR LLC and Reverence Capital Partners, L.P. (the “Transaction”). The Boards further noted that the Transaction would result in a change-of-control of Funds Management and the Affiliated Sub-Advisers, which would be considered to be an “assignment” under the 1940 Act that would terminate the Current Advisory Agreements. At the Board Meeting, the Boards also reviewed and approved new investment management, advisory and sub-advisory agreements (the “New Advisory Agreements”) for each Trust and Fund, as applicable, that would replace the Current Advisory Agreements upon consummation of the Transaction, subject to approval of the New Advisory Agreements by the applicable Trust’s or Fund’s shareholders. The factors considered and conclusions reached by the Boards in approving the New Advisory Agreements are summarized in the section entitled “Board Considerations – New Agreements” of this shareholder report.
At the Board Meeting, the Boards also approved the Interim Advisory Agreements, which will go into effect for a Trust or Fund only in the event that shareholders of such Trust or Fund do not approve the New Advisory Agreement(s) for the Trust or Fund by the closing date of the Transaction, when the Current Advisory Agreements will terminate. The Board noted that, in such a circumstance, the Interim Advisory Agreements will permit continuity of management by allowing Funds Management and the Sub-Advisers to continue providing services to the Trust or Fund pursuant to the Interim Advisory Agreements while the Trust or Fund continues to solicit shareholder approval of such New Advisory Agreement(s). The Boards noted that the terms of the Interim Advisory Agreements are identical to those of the Current Advisory Agreements, except for the term and the addition of escrow provisions with respect to the advisory fees. The Boards also noted that the entities that would service the Funds and Trusts under the Interim Advisory Agreements are identical to those that provide services under the Current Advisory Agreements and those that will provide services under the New Advisory Agreements.
In approving the Interim Advisory Agreements, the Boards considered the same factors and reached the same conclusions as they considered and reached with respect to the Boards’ approvals of the Current Advisory Agreements and New Advisory Agreements, as applicable, which are described in separate Board Consideration sections within this shareholder report. Prior to the Board Meeting, including at a series of meetings held in April and May 2021, the Trustees conferred extensively among themselves and with senior representatives of Funds Management, GTCR LLC and Reverence Capital Partners, L.P. about the Interim Advisory Agreements and related matters. The Independent Trustees were assisted in their evaluation of the Interim Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
At the Board Meeting, after considering the factors and reaching the conclusions described in the separate Board Consideration sections within this shareholder report, the Boards unanimously determined that the compensation payable to Funds Management and to each Sub-Adviser under each of the Interim Advisory Agreements was reasonable, and approved the Interim Advisory Agreements.

Wells Fargo Minnesota Tax-Free Fund  |  47

For more information
More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Wells Fargo Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: wfam.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-866-765-0778
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund's website at wfam.com. Read the prospectus carefully before you invest or send money.
Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management, LLC and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE
© 2021 Wells Fargo & Company. All rights reserved.
PAR-0721-00677 08-21
A252/AR252 06-21

Annual Report
June 30, 2021
Wells Fargo Municipal Bond Fund

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The views expressed and any forward-looking statements are as of June 30, 2021, unless otherwise noted, and are those of the Fund's portfolio managers and/or Wells Fargo Asset Management. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.
 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE

Wells Fargo Municipal Bond Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Wells Fargo Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Wells Fargo Municipal Bond Fund for the 12-month period that ended June 30, 2021. Despite the continued challenges presented by the spread of COVID-19 cases and the business restrictions implemented throughout much of the world, global stocks showed robust returns, supported by global stimulus programs, a rapid vaccination rollout, and recovering consumer and corporate sentiment. Bond markets mostly produced positive returns, as investors searched for yield and diversification during difficult market stretches.
For the 12-month period, equities had robust returns, as policymakers continued to fight the effects of COVID-19. Emerging market stocks led both non-U.S. developed market equities and U.S. stocks. Gains by fixed-income securities were varied, though mostly positive. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 40.79%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 35.72%, while the MSCI EM Index (Net),3 had stronger performance with a 40.90% gain. Among bond indexes, the Bloomberg Barclays U.S. Aggregate Bond Index,4 returned -0.33%, the Bloomberg Barclays Global Aggregate ex-USD Index (unhedged),5 gained 4.60%, the Bloomberg Barclays Municipal Bond Index,6 returned 4.17%, and the ICE BofA U.S. High Yield Index,7 returned 15.62%.
Efforts to contain COVID-19 drove market performance.
July was broadly positive for equities and fixed income. However, economic data and a resurgence of COVID-19 cases underscored the urgent need to regain control of the pandemic. Second-quarter gross domestic product (GDP) shrank from the previous quarter by 9.5% and 12.1% in the U.S. and the eurozone, respectively. In contrast, China’s second-quarter GDP grew 3.2% year over year. The U.S. economy added 1.8 million jobs in July, but a double-digit jobless rate persisted.
The stock market continued to rally in August despite concerns over rising numbers of U.S. and European COVID-19 cases as well as the expiration of the $600 weekly bonus unemployment benefit in July. Relatively strong second-quarter earnings boosted investor sentiment along with the U.S. Federal Reserve (Fed) Board’s announcement of a monetary policy shift expected to support longer-term low interest rates. U.S. manufacturing and services activity indexes beat expectations while the U.S. housing market maintained strength. In Europe, retail sales expanded and consumer confidence was steady. China’s economy continued to expand.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]	The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[4]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]	The Bloomberg Barclays Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2021. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Municipal Bond Fund

Letter to shareholders (unaudited)
Stocks grew more volatile in September on mixed economic data. U.S. economic activity continued to grow. However, U.S. unemployment remained elevated at 7.9% in September. With the U.S. Congress delaying further fiscal relief and uncertainties surrounding a possible vaccine, doubts crept back into the financial markets. In the U.K., a lack of progress in Brexit talks weighed on markets. China’s economy picked up steam, fueled by increased global demand.
In October, capital markets stepped back from their six-month rally. Market volatility rose in advance of the U.S. election and amid a global increase in COVID-19 infections. Europe introduced tighter restrictions affecting economic activity. U.S. markets looked favorably at the prospect of Democratic control of the federal purse strings, which could lead to additional fiscal stimulus and a boost to economic activity. Meanwhile, China reported 4.9% third-quarter GDP growth.
Global stocks rallied in November, propelled by optimism over three promising COVID-19 vaccines. Reversing recent trends, value stocks outperformed growth stocks and cyclical stocks outpaced information technology (IT) stocks. However, U.S. unemployment remained elevated, with a net job loss of 10 million since February. The eurozone services Purchasing Managers' Index, a monthly survey of purchasing managers, contracted sharply while the region’s manufacturing activity grew. The U.S. election results added to the upbeat mood as investors anticipated more consistent policies in the new administration.
Financial markets ended the year with strength on high expectations for a rapid rollout of the COVID-19 vaccines, the successful passage of a $900 billion stimulus package, and rising expectations of additional economic support from a Democratic-led Congress. U.S. economic data were mixed with still-elevated unemployment and weak retail sales but growth in manufacturing output. In contrast, China’s economic expansion continued in both manufacturing and nonmanufacturing. U.S. COVID-19 infection rates continued to rise even as new state and local lockdown measures were implemented.
The year 2021 began with emerging market stocks leading all major asset classes in January, driven by China’s strong economic growth and a broad recovery in corporate earnings, which propelled China’s stock market higher. In the United States, positive news on vaccine trials and January expansion in both the manufacturing and services sectors was offset by a weak December monthly jobs report. This was compounded by technical factors as some hedge funds were forced to sell stocks to protect themselves against a well-publicized short squeeze coordinated by a group of retail investors. Eurozone sentiment and economic growth were particularly weak, reflecting the impact of a new lockdown with stricter social distancing along with a slow vaccine rollout.
February saw major domestic equity indexes driven higher on the hope of a new stimulus bill, improving COVID-19 vaccination numbers, and the gradual reopening of the economy. Most S&P 500 companies reported better-than-expected earnings, with positive surprises coming from the financials, IT, health care, and materials sectors. Japan saw its economy strengthen as a result of strong export numbers. Meanwhile, crude oil prices continued their climb, rising more than 25% for the year. Domestic government bonds experienced a sharp sell-off in late February as markets priced in a more robust economic recovery and higher future growth and inflation expectations.
The passage of the massive domestic stimulus bill highlighted March activity, leading to increased forecasts for U.S. growth in 2021. Domestic employment surged as COVID-19 vaccinations and an increasingly open economy spurred hiring. A majority of U.S. small companies reported they were operating at pre-pandemic capacity or higher. Value stocks continued its outperformance of growth stocks in the month, continuing the trend that started in late 2020. Meanwhile, most major developed global equity indexes were up month to date on the back of rising optimism regarding the outlook for global growth. While the U.S. and U.K. had been most successful in terms of the vaccine rollout, even in markets where the vaccine lagged, such as in the eurozone and Japan, equity indexes in many of those countries had also been in positive territory for the year.
“The passage of the massive domestic stimulus bill highlighted March activity, leading to increased forecasts for U.S. growth in 2021.”

Wells Fargo Municipal Bond Fund  |  3

Letter to shareholders (unaudited)
Equity markets produced another strong showing in April. Domestically, the continued reopening of the economy had a strong impact on positive equity performance, as people started leaving their households and jobless claims continued to fall. Domestic corporate bonds performed well and the U.S. dollar weakened. Meanwhile, the U.S. government continued to seek to invest in the recovery, this time by outlining a package of over $2 trillion to improve infrastructure. The primary headwind in April was inflation, as investors tried to determine the breadth and longevity of recent price increases. Developed Europe has been supported by a meaningful increase in the pace of vaccinations. Unfortunately many emerging market countries have not been as successful. India in particular has seen COVID-19 cases surge, serving as an example of the need to get vaccinations rolled out to less developed nations.
Vaccine rollouts continued in May, leading to loosened restrictions globally. As a result, equity markets in general saw a minor increase in returns. Concerns that the continued economic rebound could result in inflation increases becoming more than transitory were supported by the higher input costs businesses were experiencing. Meanwhile, those inflation concerns were tempered by the Fed, which stayed steady on its view of the economy and eased fears of a sudden and substantial policy change. Positive performance in the emerging market equity space was supported this month by steady consumer demand and strong commodity prices. Fixed-income markets were also slightly positive for the month, driven by inflation uncertainty and a softer U.S. dollar.
June witnessed the S&P 500 Index reach a new all-time high. 2021 economic growth and inflation forecasts were revised higher to reflect a strong economic recovery and some supply and demand imbalances. Late June saw a deal reached on a U.S. infrastructure package of approximately $1 trillion for road, bridge, and broadband network upgrades over the next eight years. The Fed’s June meeting yielded no change to policy, but its projections pointed to a possible interest rate rise in 2023. This, combined with a rebound in economic activity and investors searching for yield, led to U.S. Treasury yields being down for the month. Many European and Asian countries saw vaccination momentum increase, while the U.K. dealt with a rise in COVID-19 infections, specifically the Delta variant. Meanwhile, crude oil jumped over 10% in June on the back of the pickup in global economic activity and the Organization of the Petroleum Exporting Countries’ slow pace of supply growth.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Wells Fargo Funds
“ 2021 economic growth and inflation forecasts were revised higher to reflect a strong economic recovery and some supply and demand imbalances.”

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

4  |  Wells Fargo Municipal Bond Fund

Letter to shareholders (unaudited)
Preparing for LIBOR Transition
The global financial industry is preparing to transition away from the London Interbank Offered Rate (LIBOR), a key benchmark interest rate, to new alternative rates. LIBOR underpins trillions of dollars of financial contracts. It is the benchmark rate for a wide spectrum of products ranging from residential mortgages to corporate bonds to derivatives. Regulators have called for a market-wide transition away from LIBOR to successor reference rates by the end of 2021 (by June 30, 2023 for most tenors of the U.S. dollar LIBOR), which requires proactive steps be taken by issuers, counterparties, and asset managers to identify impacted products and adopt new reference rates.
The Fund holds one or more securities that use LIBOR as a floating reference rate and has a maturity date after December 31, 2021.
Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of successor reference rates, and any potential effects of the transition away from LIBOR on investment instruments that use it as a benchmark rate. The transition process may result in, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and could negatively impact the value of certain instruments held by the Fund.
Wells Fargo Asset Management is monitoring LIBOR exposure closely and has put resources and controls in place to manage this transition effectively. The Fund’s portfolio management team is evaluating LIBOR holdings to understand what happens to those securities when LIBOR ceases to exist, including examining security documentation to identify the presence or absence of fallback language identifying a replacement rate to LIBOR.
While the pace of transition away from LIBOR will differ by asset class and investment strategy, the portfolio management team will monitor market conditions for those holdings to identify and mitigate deterioration or volatility in pricing and liquidity and ensure appropriate actions are taken in a timely manner.
Further information regarding the potential risks associated with the discontinuation of LIBOR can be found in the Fund’s Statement of Additional Information.

Wells Fargo Municipal Bond Fund  |  5

Performance highlights (unaudited)
Investment objective	The Fund seeks current income exempt from federal income tax.
Manager	Wells Fargo Funds Management, LLC
Subadviser	Wells Capital Management, LLC
Portfolio managers	Terry J. Goode, Robert J. Miller, Nicholos Venditti*

Average annual total returns (%) as of June 30, 2021
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (WMFAX)	4-8-2005	0.20	2.30	4.26	4.95	3.24	4.74	0.77	0.75
Class C (WMFCX)	4-8-2005	3.16	2.49	3.97	4.16	2.49	3.97	1.52	1.50
Class R6 (WMBRX)[3]	7-31-2018	–	–	–	5.23 [4]	3.58	5.06	0.39	0.39
Administrator Class (WMFDX)	4-8-2005	–	–	–	5.10	3.42	4.91	0.71	0.60
Institutional Class (WMBIX)	3-31-2008	–	–	–	5.28	3.55	5.05	0.44	0.44
Bloomberg Barclays Municipal Bond Index[5]	–	–	–	–	4.17	3.25	4.28	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 4.50%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period.Class R6, Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through October 31, 2021, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.75% for Class A, 1.50% for Class C, 0.40% for Class R6, 0.60% for Administrator Class, and 0.45% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.
[4]	Total return differs from the return in the Financial Highlights in this report. The total return presented is calculated based on the NAV at which the shareholder transactions were processed. The NAV and total return presented in the Financial Highlights reflects certain adjustments made to the net assets of the Fund that are necessary under U.S. generally accepted accounting principles.
[5]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to high-yield securities risk and municipal securities risk. Consult the Fund’s prospectus for additional information on these and other risks. A portion of the Fund’s income may be subject to federal, state, and/or local income taxes or the Alternative Minimum Tax (AMT). Any capital gains distributions may be taxable.

*	Mr. Venditti became a portfolio manager of the Fund on September 1, 2020.

6  |  Wells Fargo Municipal Bond Fund

Performance highlights (unaudited)
Growth of $10,000 investment as of June 30, 20211
[1]	The chart compares the performance of Class A shares for the most recent ten years with the Bloomberg Barclays Municipal Bond Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

Wells Fargo Municipal Bond Fund  |  7

Performance highlights (unaudited)
MANAGER'S DISCUSSION
Fund highlights
■	The Fund (Class A, excluding sales charges) outperformed its benchmark, the Bloomberg Barclays Municipal Bond Index, for the 12-month period that ended June 30, 2021.
■	Credit positioning was the largest contributor to performance as our overweight to lower-investment-grade bonds (A-rated and BBB-rated) relative to higher-investment-grade bonds (AAA-rated and AA-rated) and modest allocation to high yield aided returns as lower grade and high yield outperformed over the period by a wide margin.
■	Sector allocation was modestly positive, while security selection was a key driver of positive performance. Underweights to both state and local general obligation (GO), electric revenue, housing, and education bonds were positive as these sectors underperformed. We were overweight the water and sewer sector, which detracted from performance. Overweights to hospitals, transportation, leasing, and special tax bonds were positive as these sectors outperformed.
■	Yield-curve positioning was a modest contributor to performance as our underweight to the short end of the yield curve and our overweight to the longer end of the yield curve bore fruit, as the longer end of the curve outperformed.
■	We tactically moved duration around during the period from modestly short to modestly long relative to the benchmark. Overall duration positioning during the period had no material impact on performance.
From shutdowns to stimulus and from vaccinations to reopening, the past 12 months were a time of transition.
The COVID-19 pandemic and the associated recovery efforts were the dominant market influences over the 12-month period. The pandemic in the U.S. deteriorated in the fall of 2020, with average daily confirmed cases of COVID-19 exceeding 250,000 late in the year. Hospitalizations and deaths from the virus also reached their highest points of the pandemic in the fall before it was announced that several promising vaccines would soon become available. The rollout of the vaccination effort continues, but as of the end of the second quarter of 2021, more than 50% of the U.S. population has received at least one dose of a vaccine. This brought new daily confirmed cases down to less than 12,000 by late June and has broadly allowed economies around the country to reopen and economic activity to accelerate.
The U.S. economy has also staged a significant recovery from the depths of the recession and the pandemic. Unemployment, which reached a multigenerational high level of over 14% in the spring of 2020, has fallen throughout the period to below 6%. The pace of the employment recovery has slowed materially in 2021, and the recovery has been uneven, upending employment progress made by several demographic groups over the past decade. Enhanced unemployment benefits, a portion of the massive fiscal stimulus injected into the economy over the past year, began to expire in many states near the end of the reporting period. Close attention will be paid to how employment progress evolves as these benefits expire. U.S. gross domestic product (GDP), after seeing the sharpest drop and largest increase on record in the post-war era in the second and third quarters of 2020, respectively, has continued to recover. The first-quarter 2021 reading came in at a very strong 6.4%. The increase in growth has led to expectations for higher inflation. The U.S. Federal Reserve (Fed) Board formally adopted a policy of allowing

8  |  Wells Fargo Municipal Bond Fund

Performance highlights (unaudited)
Credit quality as of June 30, 2021[1]
[1]	The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/ or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the Fund’s portfolio with the ratings depicted in the chart are calculated based on the market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of the three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.
inflation to average 2% over "a period of time." Inflation readings in 2021 have risen, though Fed officials continue to suggest that they perceive this inflation as transitory. They see the supply-chain bottlenecks and employment market distortions brought on by the pandemic abating, which they believe will allow inflation to fall back toward their 2% target over the next few years.
U.S. Treasury yields rose throughout the period, with the yield on the 10-year Treasury ending the period 79 basis points (bps; 100 bps equal 1.00%) higher than it started. Rising Treasury yields affected most fixed-income sectors in the first quarter of 2021, with corporate bonds seeing their worst start to a year since 1980. Municipal yields, by contrast, fell over the past 12-month period. The yield to worst for the Bloomberg Barclays Municipal Bond Index dropped nearly 50 bps since the end of June 2020. Inflows into municipal bond mutual funds and exchange-traded funds were positive for 57 out of the past 58 weeks, and flows through June 2021 alone would make this year the third-highest year of inflows for the asset class on record. This solid technical support has brought municipal-to-Treasury yield ratios to record lows and broadly lifted bond prices across the municipal bond market. Issuance for lower-investment-grade-rated issues and high-yield municipal bond issues were met with significant demand, bringing yields down further. Fundamentals in the municipal market have been strongly supported by the huge amounts of fiscal stimulus injected into the economy by the federal government. More than $5 trillion in stimulus was approved and began being distributed during the period. Municipal bond issuers benefited from hundreds of billions of dollars in stimulus, which helped shore up fundamentals weakened by the pandemic and the recession.
Factors across the market influenced Fund performance.
Coming into the year, municipal bonds had positive momentum in terms of technical factors, with reduced tax-exempt supply and positive fund flows. High-grade bonds continued to rally as the year began, and lower-investment-grade and high-yield bonds caught a bid early in the year and, with a brief exception, have rallied pretty steadily throughout the year. Lower-investment-grade and high-yield bonds outperformed by a wide margin, with A-rated bonds returning 5.77%, BBB-rated bonds returning 10.92%, and high-yield bonds returning 14.34% for the 12-month period that ended June 30, 2021, compared with AAA-rated and AA-rated bonds, returning 2.09% and 2.97%, respectively. Longer duration was also a winning strategy as the longer end of the yield curve outperformed. As the year concluded, we hit new historic spreads for certain BBB-rated and A-rated names, and while we were not at all-time lows in rates, we finished the year not all that far away.
Effective maturity distribution as of June 30, 2021[1]
[1]	Figures represent the percentage of the Fund's long-term investments. These amounts are subject to change and may have changed since the date specified.
Our overall duration positioning was neutral on performance as we tactically moved duration around from modestly short to modestly long to take advantage of supply/demand imbalances. We ended the period modestly long in anticipation of strong summer seasonals.

Wells Fargo Municipal Bond Fund  |  9

Performance highlights (unaudited)
Yield-curve positioning was a modest contributor to performance, as our underweight to the shorter end of the yield curve and our overweight to the longer end of the municipal yield curve paid dividends as investor demand for longer-dated securities drove rates down as investors sought to keep income on the books in a rapidly declining yield environment.
Credit and selection were the two largest contributors to performance. Our overweight to lower-investment-grade bonds and a modest allocation to high yield were positive as lower-quality and high-yield bonds outperformed by a wide margin.
Sector allocation was an overall modest contributor to performance, with selection within the sectors providing the biggest boost to returns. Overweights to previously beaten-down sectors, such as hospitals, transportation, leasing, and special tax, were positive as these sectors outperformed. Underweights to state and local GO, electric, housing, and education bonds helped as these sectors underperformed. We were overweight the water and sewer sector, which underperformed and detracted from performance, but our selection within the sector still yielded positive results as we outperformed the index in this sector by about 88 bps.
Outlook
The municipal bond market has performed exceptionally well on the heels of strong technical support. While we believe much of that support remains in place, we are cognizant of the fact that higher rates may be on the horizon. As we move into the fall of 2021, we believe security selection remains paramount. At current valuations, investors can no longer rely on price appreciation to drive results. Rather, consistent, durable income will be critical. We remain focused on constructing portfolios that are well positioned to perform through an economic cycle, providing our investors with a stable income stream.

10  |  Wells Fargo Municipal Bond Fund

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from January 1, 2021 to June 30, 2021.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 1-1-2021	Ending account value 6-30-2021	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,014.68	$3.70	0.74%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.12	$3.71	0.74%
Class C
Actual	$1,000.00	$1,010.88	$7.48	1.50%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.36	$7.50	1.50%
Class R6
Actual	$1,000.00	$1,016.49	$1.95	0.39%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.86	$1.96	0.39%
Administrator Class
Actual	$1,000.00	$1,015.40	$3.00	0.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.82	$3.01	0.60%
Institutional Class
Actual	$1,000.00	$1,016.24	$2.20	0.44%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.61	$2.21	0.44%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Wells Fargo Municipal Bond Fund  |  11

Portfolio of investments—June 30, 2021

	Principal	Value
Closed end municipal bond fund obligations: 0.30%
California: 0.30%
Nuveen California AMT-Free Quality Municipal Income Fund MuniFund Preferred Shares Series A (170 Shares) 0.33% 144Aø	$17,000,000	$ 17,000,000
Total Closed end municipal bond fund obligations (Cost $17,000,000)		17,000,000

	Interest rate	Maturity date
Municipal obligations: 98.67%
Alabama: 2.10%
Airport revenue: 0.11%
Birmingham AL Airport Authority Revenue (BAM Insured)	4.00%	7-1-2036	500,000	605,701
Birmingham AL Airport Authority Revenue (BAM Insured)	4.00	7-1-2037	500,000	604,037
Birmingham AL Airport Authority Revenue (BAM Insured)	4.00	7-1-2038	400,000	482,134
Birmingham AL Airport Authority Revenue (BAM Insured)	5.00	7-1-2028	700,000	894,602
Birmingham AL Airport Authority Revenue (BAM Insured)	5.00	7-1-2029	750,000	979,450
Birmingham AL Airport Authority Revenue (BAM Insured)	5.00	7-1-2030	500,000	665,829
Birmingham AL Airport Authority Revenue (BAM Insured)	5.00	7-1-2032	600,000	793,326
Birmingham AL Airport Authority Revenue (BAM Insured)	5.00	7-1-2033	650,000	856,779
				5,881,858
GO revenue: 0.07%
Birmingham AL CAB Series A1	5.00	3-1-2045	3,160,000	3,697,538
Health revenue: 0.17%
Alabama Health Care Authority Baptist Health Series B ø	0.19	11-1-2042	7,035,000	7,035,000
UAB Medicine Finance Authority Series B	5.00	9-1-2034	1,000,000	1,290,037
UAB Medicine Finance Authority Series B	5.00	9-1-2035	1,000,000	1,288,113
				9,613,150
Miscellaneous revenue: 0.20%
Alabama Federal Aid Highway Finance Authority Series A	5.00	6-1-2037	9,000,000	11,221,562
Tax revenue: 0.52%
Alabama Federal Aid Highway Finance Authority Series A	5.00	9-1-2035	24,000,000	29,098,496
Utilities revenue: 0.92%
Lower Alabama Gas Supply District Project #2	4.00	12-1-2050	7,660,000	8,712,062
Southeast Alabama Gas Supply District Project #2 Series 2018A	4.00	6-1-2049	28,850,000	31,660,769
Southeast Energy Authority Alabama Project #1 Series A	4.00	11-1-2051	6,465,000	7,723,169
Tender Option Bond Trust Receipts/Floater Certificates Series 2016-XM0184 (Morgan Stanley Bank LIQ) 144Aø	0.28	9-1-2046	3,150,000	3,150,000
				51,246,000
Water & sewer revenue: 0.11%
Jefferson County AL CAB Series B (AGM Insured) ¤	0.00	10-1-2025	710,000	651,641
The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Municipal Bond Fund

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Water & sewer revenue (continued)
Jefferson County AL CAB Series B (AGM Insured) ¤	0.00%	10-1-2026	$ 3,000,000	$ 2,584,174
Jefferson County AL CAB Series B (AGM Insured) ¤	0.00	10-1-2029	4,115,000	2,909,183
				6,144,998
				116,903,602
Alaska: 0.04%
Health revenue: 0.04%
Alaska IDA Tanana Chiefs Conference Project	5.00	10-1-2033	1,930,000	2,419,812
Arizona: 1.66%
Education revenue: 0.49%
Arizona Board of Regents University of Arizona Series C	5.00	8-1-2027	1,000,000	1,253,182
Arizona Board of Regents University of Arizona Series C	5.00	8-1-2029	1,005,000	1,314,720
La Paz County AZ IDA Educational Facility Imagine Schools West Middle Project Series A 144A	5.75	6-15-2038	1,085,000	1,203,453
La Paz County AZ IDA Educational Facility Imagine Schools West Middle Project Series A 144A	5.88	6-15-2048	2,435,000	2,674,670
Phoenix AZ IDA Legacy Traditional Schools Project Series A 144A	6.50	7-1-2034	2,000,000	2,324,004
Phoenix AZ IDA Rowan University Project Series 2012	5.25	6-1-2034	1,000,000	1,043,863
Pima County AZ IDA New Plan Learning Project Series A	7.75	7-1-2035	7,375,000	7,407,314
Pima County AZ IDA New Plan Learning Project Series A	8.13	7-1-2041	6,385,000	6,414,293
Pima County AZ IDA Noah Webster Schools-Pima Project	7.00	12-15-2043	3,225,000	3,606,576
				27,242,075
GO revenue: 0.08%
Maricopa County AZ Special Health Care District Series D	4.00	7-1-2035	3,500,000	4,332,525
Health revenue: 0.24%
Arizona Health Facilities Authority Revenue Bond Banner Health Series 2012A	4.00	1-1-2043	5,565,000	5,672,579
Arizona Health Facilities Authority Revenue Bond Banner Health Series A	5.00	1-1-2044	5,000,000	5,488,356
Tempe AZ IDA Friendship Village Project Series A	5.38	12-1-2021	1,000,000	1,015,281
Tempe AZ IDA Friendship Village Project Series A	5.50	12-1-2022	1,000,000	1,015,375
				13,191,591
Miscellaneous revenue: 0.81%
Arizona Board Regents Certificates Refunding Bonds University Arizona Series C	5.00	6-1-2028	3,250,000	3,394,509
Navajo Nation AZ Refunding Bond Series A 144A	5.50	12-1-2030	7,275,000	8,240,630
Phoenix AZ Civic Improvement Corporation Junior Lien Refunding Bond	5.00	7-1-2034	8,805,000	10,584,593
Phoenix AZ Civic Improvement Corporation Series A	5.00	7-1-2034	13,875,000	16,237,371
Phoenix AZ Civic Improvement Corporation Series B	5.00	7-1-2049	5,570,000	6,904,033
				45,361,136
Water & sewer revenue: 0.04%
Mesa AZ Utility System Revenue	4.00	7-1-2042	1,000,000	1,199,855
Mesa AZ Utility System Revenue	4.00	7-1-2043	1,000,000	1,197,587
				2,397,442
				92,524,769
The accompanying notes are an integral part of these financial statements.

Wells Fargo Municipal Bond Fund  |  13

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Arkansas: 0.15%
Miscellaneous revenue: 0.15%
Arkansas Development Finance Authority Arkansas Division of Emergency Management	4.00%	6-1-2038	$ 1,170,000	$ 1,366,410
Arkansas Development Finance Authority Arkansas Division of Emergency Management	4.00	6-1-2039	1,000,000	1,165,799
Arkansas Development Finance Authority Arkansas Division of Emergency Management	4.00	6-1-2040	500,000	581,839
Arkansas Development Finance Authority Arkansas Division of Emergency Management	4.00	6-1-2045	4,500,000	5,177,596
				8,291,644
California: 5.50%
Airport revenue: 1.22%
Los Angeles CA Department of Airports AMT Subordinate Revenue Bond	5.00	5-15-2034	1,750,000	2,092,584
Los Angeles CA Department of Airports Subordinate Revenue Bonds	4.00	5-15-2036	2,000,000	2,249,788
Los Angeles CA Department of Airports Subordinate Revenue Bonds	5.00	5-15-2034	1,465,000	1,836,106
Los Angeles CA Department of Airports Subordinate Revenue Bonds Series A	5.25	5-15-2048	15,000,000	18,726,653
Port of Oakland CA Refunding Bonds Series H	5.00	5-1-2026	2,500,000	2,989,920
Port of Oakland CA Refunding Bonds Series H	5.00	5-1-2029	1,875,000	2,402,863
San Francisco CA City & County Airport Commission San Francisco International Airport Series B	5.00	5-1-2046	30,000,000	35,570,079
San Jose CA Refunding AMT Series A (BAM Insured)	4.00	3-1-2034	1,800,000	2,191,509
				68,059,502
Education revenue: 0.15%
California Municipal Finance Authority Charter School Albert Einstein Academies Project Series A	7.13	8-1-2043	2,230,000	2,469,926
University of California Series K	4.00	5-15-2046	5,075,000	5,714,892
				8,184,818
GO revenue: 0.98%
Alhambra CA Unified School District CAB Election of 2008 Series B (AGM Insured) ¤	0.00	8-1-2031	2,175,000	1,845,493
Alhambra CA Unified School District CAB Election of 2008 Series B (AGC Insured) ¤	0.00	8-1-2031	7,500,000	6,363,768
Alhambra CA Unified School District CAB Election of 2008 Series B (AGM Insured) ¤	0.00	8-1-2032	3,795,000	3,148,360
Alhambra CA Unified School District CAB Election of 2008 Series B (AGM Insured) ¤	0.00	8-1-2034	5,000,000	3,950,183
Alhambra CA Unified School District CAB Election of 2008 Series B (AGM Insured) ¤	0.00	8-1-2035	6,700,000	5,169,678
Colton CA Unified School District CAB Series B (AGM Insured) ¤	0.00	8-1-2031	1,000,000	829,223
Colton CA Unified School District CAB Series B (AGM Insured) ¤	0.00	8-1-2032	1,000,000	808,917
Colton CA Unified School District CAB Series B (AGM Insured) ¤	0.00	8-1-2033	1,000,000	787,839
Compton CA Community College District CAB Election of 2002 Series C ¤	0.00	8-1-2032	2,515,000	2,029,965
The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Municipal Bond Fund

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
GO revenue (continued)
Compton CA Community College District CAB Election of 2002 Series C ¤	0.00%	8-1-2033	$ 2,000,000	$ 1,570,035
El Monte CA Union High School District CAB Election of 2008 (AGM Insured) ¤	0.00	6-1-2030	2,000,000	1,737,197
El Monte CA Union High School District CAB Election of 2008 (AGM Insured) ¤	0.00	6-1-2031	2,000,000	1,691,244
El Monte CA Union High School District CAB Election of 2008 (AGM Insured) ¤	0.00	6-1-2032	1,660,000	1,370,076
El Monte CA Union High School District CAB Election of 2008 (AGM Insured) ¤	0.00	6-1-2033	1,230,000	989,197
Los Angeles CA Unified School District Series R	4.00	7-1-2044	11,000,000	13,035,096
Ontario Montclair CA School District CAB (AGC Insured) ¤	0.00	8-1-2028	1,500,000	1,363,470
Ontario Montclair CA School District CAB (AGC Insured) ¤	0.00	8-1-2030	2,000,000	1,719,627
San Diego CA Unified School District CAB Series C ¤	0.00	7-1-2031	2,000,000	1,716,764
San Diego CA Unified School District CAB Series C ¤	0.00	7-1-2033	1,000,000	818,095
San Diego CA Unified School District CAB Series C ¤	0.00	7-1-2034	2,000,000	1,595,048
Wiseburn CA School District CAB Election of 2010 Series B (AGM Insured) ¤	0.00	8-1-2034	2,530,000	1,950,165
				54,489,440
Health revenue: 1.03%
California CDA Health Facilities Catholic Series E (AGM Insured) €	0.26	7-1-2040	21,550,000	21,550,000
California HFFA Revenue Stanford Health Care Series A	4.00	8-15-2050	13,450,000	16,156,245
California PFA Enso Village Project Series B-3 144A	2.13	11-15-2027	4,000,000	4,053,298
University of California Regents University Medical Center Pooled Revenue Bonds 2016 Series L	4.00	5-15-2037	10,025,000	11,329,854
University of California Regents University Medical Center Pooled Revenue Bonds 2016 Series L	5.00	5-15-2047	3,885,000	4,581,493
				57,670,890
Housing revenue: 0.14%
California Community Development Authority Uptown Newport Apartments Series 2017 AA & BB (East West Bank LOC) ø	0.07	3-1-2057	1,500,000	1,500,000
California Community Housing Agency Essential Housing Revenue Serenity at Larkspur Series C 144A	5.00	2-1-2050	1,000,000	1,160,135
California HFA Municipal Certificate of Participation Series 2 Class A	4.00	3-20-2033	3,175,377	3,743,283
CSCDA Community Improvement Authority Mezzanine Pasadena Portfolio 144A	4.00	12-1-2056	1,500,000	1,636,086
				8,039,504
Miscellaneous revenue: 0.58%
Anaheim CA PFA Convention Center Expansion Project Series A	5.00	5-1-2046	8,500,000	9,351,658
California Public Works Board Judicial Council Project Series A	5.00	3-1-2031	3,260,000	3,508,105
Mesa CA Water District Participation Certificates	4.00	3-15-2039	500,000	603,546
Mesa CA Water District Participation Certificates	4.00	3-15-2040	500,000	602,562
Mesa CA Water District Participation Certificates	4.00	3-15-2045	1,200,000	1,430,244
Pasadena CA PFA CAB Rose Bowl Series A ¤	0.00	3-1-2027	2,095,000	1,966,976
Pasadena CA PFA CAB Rose Bowl Series A ¤	0.00	3-1-2028	4,450,000	4,091,753
Pasadena CA PFA CAB Rose Bowl Series A ¤	0.00	3-1-2029	4,520,000	4,058,589
Pasadena CA PFA CAB Rose Bowl Series A ¤	0.00	3-1-2031	2,185,000	1,859,873
The accompanying notes are an integral part of these financial statements.

Wells Fargo Municipal Bond Fund  |  15

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Miscellaneous revenue (continued)
Pasadena CA PFA CAB Rose Bowl Series A ¤	0.00%	3-1-2032	$ 2,000,000	$ 1,661,311
Pasadena CA PFA CAB Rose Bowl Series A ¤	0.00	3-1-2033	4,295,000	3,478,106
				32,612,723
Tax revenue: 0.38%
Mizuho Tender Option Bond Trust Receipts/Floater Certificates (Mizuho Capital Markets LLC LIQ) 144Aø	0.09	7-11-2040	15,000,000	15,000,000
Mizuho Tender Option Bond Trust Receipts/Floater Certificates Series 2019-MIZ9003 (Mizuho Capital Markets LLC LIQ) 144Aø	0.28	3-1-2036	4,930,000	4,930,000
San Diego County CA Regional Transportation Commission Limited Tax Series A	5.00	4-1-2048	915,000	1,083,752
				21,013,752
Tobacco revenue: 0.04%
California County CA Tobacco Securitization Agency	4.00	6-1-2039	500,000	607,611
California County CA Tobacco Securitization Agency	4.00	6-1-2040	300,000	363,666
California County CA Tobacco Securitization Agency	4.00	6-1-2049	1,200,000	1,420,812
				2,392,089
Transportation revenue: 0.62%
Bay Area CA Toll Authority Toll Bridge Series A (SIFMA Municipal Swap +1.25%) ±	1.28	4-1-2036	23,545,000	24,432,171
Foothill-Eastern Transportation Corridor Agency Refunding Bond Senior Lien Series A	4.00	1-15-2046	8,500,000	10,068,134
				34,500,305
Utilities revenue: 0.36%
M-S-R California Energy Authority Gas Series B	6.13	11-1-2029	15,685,000	19,923,264
				306,886,287
Colorado: 4.70%
Airport revenue: 0.84%
Denver CO City & County Airport System Revenue Series 2012A	5.00	12-1-2034	12,855,000	17,597,546
Denver CO City & County Airport System Revenue Series 2012A	5.00	12-1-2037	3,130,000	3,886,683
Denver CO City & County Airport System Revenue Series 2012B	5.00	11-15-2030	2,000,000	2,131,502
Denver CO City & County Airport System Revenue Series 2012B	5.00	12-1-2030	12,780,000	16,798,676
Denver CO City & County Airport System Revenue Series 2012B	5.00	12-1-2035	5,000,000	6,230,821
				46,645,228
Education revenue: 0.72%
Colorado Board of Governors State University Enterprise System Revenue Prerefunded Bond Series 2018 E-1	5.00	3-1-2040	390,000	454,099
Colorado Board of Governors State University Enterprise System Revenue Prerefunded Bond Series 2018 E-1	5.00	3-1-2040	555,000	646,217
Colorado Board of Governors State University Enterprise System Revenue Prerefunded Bonds Series 2013C	5.25	3-1-2033	725,000	786,294
Colorado Board of Governors State University Enterprise System Revenue Unrefunded Bond Series 2018 E-1	5.00	3-1-2040	1,055,000	1,232,592
The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Municipal Bond Fund

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Education revenue (continued)
Colorado ECFA Alexander Dawson School LLC Project	5.00%	2-15-2040	$ 1,000,000	$ 1,003,352
Colorado ECFA Charter School Aspen Ridge School Project Series 2015A 144A	4.13	7-1-2026	335,000	354,226
Colorado ECFA Charter School Banning Lewis Ranch Academy Project Series A	6.00	12-15-2037	3,250,000	3,584,260
Colorado ECFA Charter School Banning Lewis Ranch Academy Project Series B-2	7.00	12-15-2046	3,940,000	4,429,888
Colorado ECFA Charter School Ben Franklin Academy Project	5.00	7-1-2036	750,000	850,800
Colorado ECFA Charter School Community Leadership Academy Second Campus Project	7.00	8-1-2033	1,135,000	1,252,266
Colorado ECFA Charter School District Montessori Charter School Project	5.00	7-15-2037	1,150,000	1,193,193
Colorado ECFA Charter School Refunding and Improvement Bonds Skyview Academy Project 2014 144A	4.13	7-1-2024	310,000	321,304
Colorado ECFA Charter School Refunding and Improvement Bonds University Laboratory School Project 2015	5.00	12-15-2028	600,000	670,459
Colorado ECFA Charter School Rocky Mountain Classical Academy Project Series A	7.50	9-1-2033	5,015,000	5,781,356
Colorado ECFA Charter School Rocky Mountain Classical Academy Project Series A	8.00	9-1-2043	5,930,000	6,892,967
Colorado ECFA Charter School Rocky Mountain Classical Academy Project Series A	8.13	9-1-2048	3,795,000	4,421,470
Colorado ECFA Charter School Twin Peaks Charter Academy	6.50	3-15-2043	1,290,000	1,294,655
Colorado ECFA Refunding Bonds The University Corporation for Atmosphere Research Project Series B	5.00	9-1-2030	1,770,000	1,850,535
Colorado ECFA School Refunding and Improvment Bonds	5.00	3-15-2035	2,000,000	2,561,256
Colorado ECFA Union Colony School Project Revenue Bond Series 2018	5.00	4-1-2048	715,000	855,798
				40,436,987
GO revenue: 0.17%
Aurora CO Cornerstar Metropolitan District Refunding Bond Series A	5.25	12-1-2047	1,000,000	1,056,183
Aurora CO Park 70 Metropolitan District	5.00	12-1-2046	1,000,000	1,143,919
Broadway Station Metropolitan District #3 Series A	5.00	12-1-2049	1,250,000	1,375,528
Colorado International Center Metropolitan District #3 Refunding Bonds	4.63	12-1-2031	611,000	633,733
Colorado Parker Homestead Metropolitan District Refunding & Improvement Bonds Series 2016	5.63	12-1-2044	1,000,000	1,051,096
Thompson Crossing Metropolitan District #4 Refunding & Improvement Bonds	5.00	12-1-2049	2,125,000	2,300,162
Weld County CO Eaton Area Park & Recreation District Series 2015	5.50	12-1-2038	1,075,000	1,153,966
Wheatlands CO Metropolitan District #2 Refunding Bond (BAM Insured)	5.00	12-1-2030	650,000	769,620
				9,484,207
Health revenue: 0.25%
Aspen Valley Hospital District Refunding Bonds Series 2012	5.00	10-15-2033	600,000	621,701
Colorado Health Facilities Authority Commonspirit Health Series A2	5.00	8-1-2044	4,000,000	4,969,802
The accompanying notes are an integral part of these financial statements.

Wells Fargo Municipal Bond Fund  |  17

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Health revenue (continued)
Colorado Health Facilities Authority Evangelical Lutheran Good Samaritan Society Series 2015A	5.00%	6-1-2040	$ 1,000,000	$ 1,176,322
Colorado Health Facilities Authority Revenue Hospital Advent Health Obligated Group Series A	4.00	11-15-2043	3,500,000	4,137,447
Colorado Health Facilities Authority Revenue Parkview Medical Center Incorporated	4.00	9-1-2045	500,000	569,575
Colorado Health Facilities Authority Sisters of Charity Leavenworth Health System Series 2013A	5.50	1-1-2035	1,000,000	1,123,177
Colorado Health Facilities Authority Sunny Vista Living Center Series 2015A 144A	5.00	12-1-2025	670,000	705,015
Denver CO Health & Hospital Authority Refunding Bonds Series 2017A 144A	5.00	12-1-2034	500,000	607,781
				13,910,820
Miscellaneous revenue: 0.92%
Colorado Bridge Enterprise Revenue	4.00	12-31-2029	2,705,000	3,141,779
Colorado Bridge Enterprise Revenue	4.00	6-30-2030	3,115,000	3,606,818
Colorado Bridge Enterprise Revenue	4.00	6-30-2031	665,000	767,410
Colorado Certificate of Participation Rural Colorado Series A	4.00	12-15-2036	5,000,000	6,220,648
Colorado Certificate of Participation Rural Colorado Series A	4.00	12-15-2038	5,000,000	6,158,085
Colorado Certificate of Participation Rural Colorado Series A	4.00	12-15-2039	3,000,000	3,684,831
Colorado Certificate of Participation Rural Colorado Series A	4.00	12-15-2039	3,250,000	3,926,202
Colorado Certificate of Participation Rural Colorado Series A	4.00	12-15-2040	5,550,000	6,803,958
Colorado E-470 Public Highway Authority CAB Series A (NPFGC Insured) ¤	0.00	9-1-2034	4,000,000	3,081,574
Colorado Regional Transportation District Certificate of Participation Series 2014A	5.00	6-1-2044	2,000,000	2,145,505
Denver CO School District #1 Certificate of Participation Series B	5.00	12-15-2035	1,000,000	1,179,152
Denver CO School District #1 Certificate of Participation Series B	5.00	12-15-2045	1,200,000	1,392,745
Fremont County CO Finance Corporation Certificate of Participation Series 2013	5.25	12-15-2038	1,265,000	1,291,618
Longmont CO Certificate of Participation Series 2014	5.00	12-1-2034	1,000,000	1,104,772
Platte Valley CO Fire Protection District Series 2012	5.00	12-1-2036	325,000	328,434
Westminster CO Certificate of Participation Series 2015A	5.00	12-1-2035	2,000,000	2,356,617
Westminster CO Public Schools Certificate of Participation Series 2019 (AGM Insured)	5.00	12-1-2048	3,500,000	4,309,936
				51,500,084
Tax revenue: 1.28%
Colorado Park Creek Metropolitan District Refunding Bonds Series A	5.00	12-1-2045	500,000	572,094
Colorado Regional Transportation District Certificate of Participation Series P-3	4.00	7-15-2039	800,000	1,047,301
Colorado Regional Transportation District Certificate of Participation Series P-3	5.00	1-15-2031	500,000	657,719
Colorado Regional Transportation District Certificate of Participation Series P-3	5.00	7-15-2031	500,000	656,260
The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Municipal Bond Fund

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Tax revenue (continued)
Colorado Regional Transportation District Fastracks Project Series 2013A	5.00%	11-1-2031	$ 1,000,000	$ 1,064,580
Colorado Regional Transportation District Fastracks Project Series A	5.00	11-1-2041	50,945,000	60,888,618
Commerce City CO Sales and Use Tax Revenue Bond Series 2014 (AGM Insured)	5.00	8-1-2044	1,250,000	1,400,990
Denver CO City & County Refunding and Improvement Bonds Series A	5.00	8-1-2044	3,000,000	3,539,287
Thornton CO Development Authority East 144th Avenue and I-25 Project Series B	5.00	12-1-2034	1,375,000	1,566,751
				71,393,600
Transportation revenue: 0.28%
Colorado E-470 Public Highway Authority CAB Series A	5.00	9-1-2034	1,300,000	1,698,369
Colorado E-470 Public Highway Authority CAB Series A	5.00	9-1-2035	1,250,000	1,630,364
Colorado E-470 Public Highway Authority CAB Series A	5.00	9-1-2036	1,400,000	1,822,003
Colorado E-470 Public Highway Authority CAB Series A	5.00	9-1-2040	2,000,000	2,262,622
Colorado E-470 Public Highway Authority CAB Series B (NPFGC Insured) ¤	0.00	9-1-2022	4,600,000	4,580,470
Colorado High Performance Transportation Enterprise U.S. 36 & I-25 Managed Lanes	5.75	1-1-2044	3,360,000	3,620,690
				15,614,518
Utilities revenue: 0.06%
Colorado Springs CO Utilities System Improvement Bonds Series 2013 B-2	5.00	11-15-2038	3,000,000	3,306,628
Water & sewer revenue: 0.18%
Aurora CO Water Revenue Refunding Bond First Lien	5.00	8-1-2046	5,000,000	5,966,655
Central Weld County CO Water District (AGM Insured)	4.00	12-1-2035	800,000	965,493
Central Weld County CO Water District (AGM Insured)	4.00	12-1-2037	400,000	480,981
Central Weld County CO Water District (AGM Insured)	4.00	12-1-2038	400,000	479,465
Central Weld County CO Water District (AGM Insured)	4.00	12-1-2039	450,000	537,632
Central Weld County CO Water District (AGM Insured)	4.00	12-1-2040	500,000	595,375
East Cherry Creek Valley CO Water and Sanitation District	5.00	11-15-2032	750,000	883,988
				9,909,589
				262,201,661
Connecticut: 1.36%
Education revenue: 0.35%
Connecticut HEFA Trinity College Series R	4.00	6-1-2045	2,500,000	2,942,853
Connecticut HEFA Trinity College Series R	5.00	6-1-2037	950,000	1,230,378
Connecticut HEFA Trinity College Series R	5.00	6-1-2038	1,000,000	1,292,297
Connecticut HEFA Trinity College Series R	5.00	6-1-2039	1,600,000	2,062,905
Connecticut HEFA Trinity College Series R	5.00	6-1-2040	1,100,000	1,415,950
Connecticut HEFA University of Hartford Series N	5.00	7-1-2031	75,000	93,286
Connecticut HEFA University of Hartford Series N	5.00	7-1-2032	550,000	681,488
Connecticut HEFA University of Hartford Series N	5.00	7-1-2033	605,000	747,556
Connecticut HEFA University of Hartford Series N	5.00	7-1-2034	450,000	554,611
Connecticut Higher Education Supplemental Loan Authority AMT	3.25	11-15-2036	1,400,000	1,448,944
Connecticut Higher Education Supplemental Loan Authority AMT	5.00	11-15-2027	610,000	722,962
The accompanying notes are an integral part of these financial statements.

Wells Fargo Municipal Bond Fund  |  19

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Education revenue (continued)
Connecticut Higher Education Supplemental Loan Authority AMT	5.00%	11-15-2028	$ 530,000	$ 639,798
Connecticut Higher Education Supplemental Loan Authority AMT	5.00	11-15-2029	535,000	654,480
University of Connecticut Series A	5.00	2-15-2039	1,510,000	1,931,947
University of Connecticut Series A	5.00	2-15-2040	2,500,000	3,193,554
				19,613,009
GO revenue: 0.27%
Bridgeport CT Series A	4.00	6-1-2039	1,750,000	2,016,313
Connecticut Series B	5.00	6-1-2041	1,250,000	1,633,965
Hartford CT Series A	5.00	4-1-2028	3,165,000	3,409,931
Hartford CT Series B	5.00	4-1-2025	1,220,000	1,318,812
Hartford CT Series B	5.00	4-1-2026	1,470,000	1,587,315
Hartford CT Series B	5.00	4-1-2027	1,000,000	1,078,615
New Haven CT Series A (AGM Insured)	5.00	8-1-2039	3,000,000	3,765,731
				14,810,682
Health revenue: 0.02%
Connecticut HEFA McLean Series A 144A	5.00	1-1-2045	1,000,000	1,119,958
Miscellaneous revenue: 0.09%
Connecticut GO 2012 Series E	5.00	9-15-2032	4,860,000	5,112,946
Tax revenue: 0.63%
Connecticut Special Tax Obligation Revenue Transportation Infrastructure Purpose	4.00	5-1-2040	5,000,000	6,037,396
Connecticut Special Tax Obligation Revenue Transportation Infrastructure Purpose	5.00	5-1-2040	1,700,000	2,198,631
Connecticut Special Tax Obligation Revenue Transportation Infrastructure Purpose Series 2014A	5.00	9-1-2028	10,105,000	11,514,301
Connecticut Special Tax Obligation Revenue Transportation Infrastructure Purpose Series 2018B	5.00	10-1-2036	5,000,000	6,286,648
Connecticut Special Tax Obligation Revenue Transportation Infrastructure Purpose Series 2018B	5.00	10-1-2037	7,500,000	9,408,969
				35,445,945
				76,102,540
Delaware: 0.41%
Education revenue: 0.25%
Delaware EDA Odyssey Charter School Incorporated Project Series A 144A	7.00	9-1-2045	7,500,000	8,460,892
Kent County DE Charter School Incorporated Project %%	4.00	5-1-2024	195,000	195,010
Kent County DE Charter School Incorporated Project	7.38	5-1-2037	2,110,000	2,115,019
Kent County DE Charter School Incorporated Project Series A %%	4.00	5-1-2041	2,750,000	3,019,528
				13,790,449
Miscellaneous revenue: 0.08%
Delaware EDA YMCA of Delaware Project (PNC Bank NA LOC) ø	0.04	5-1-2036	4,365,000	4,365,000
The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo Municipal Bond Fund

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Transportation revenue: 0.08%
Delaware Transportation Authority U.S. 301 Project	5.00%	6-1-2055	$ 3,950,000	$ 4,462,990
				22,618,439
District of Columbia: 1.45%
Airport revenue: 0.08%
Metropolitan Washington DC Airports Authority Revenue Refunding AMT Series A %%	4.00	10-1-2040	2,000,000	2,417,897
Metropolitan Washington DC Airports Authority Revenue Refunding AMT Series A %%	4.00	10-1-2041	2,000,000	2,409,093
				4,826,990
GO revenue: 0.11%
District of Columbia Series A	5.00	6-1-2037	5,000,000	6,165,975
Miscellaneous revenue: 0.30%
District of Columbia Revenue Refunding Bonds National Public Radio Incorporated	4.00	4-1-2033	3,400,000	3,952,345
District of Columbia Series A	5.00	10-15-2044	10,000,000	12,674,595
				16,626,940
Tax revenue: 0.64%
District of Columbia Income Tax Revenue Secured Series A	4.00	3-1-2045	15,980,000	18,990,723
District of Columbia Income Tax Revenue Unrefunded Balance Secured Series G	5.00	12-1-2036	10,065,000	10,257,139
Washington DC Convention and Sports Authority Refunding Senior Lien Series A	4.00	10-1-2036	670,000	808,232
Washington DC Convention and Sports Authority Refunding Senior Lien Series A	4.00	10-1-2037	1,000,000	1,202,926
Washington DC Convention and Sports Authority Refunding Senior Lien Series A	4.00	10-1-2037	1,115,000	1,341,263
Washington DC Convention and Sports Authority Refunding Senior Lien Series A	4.00	10-1-2038	1,000,000	1,200,138
Washington DC Convention and Sports Authority Refunding Senior Lien Series A	4.00	10-1-2039	640,000	765,609
Washington DC Convention and Sports Authority Refunding Senior Lien Series A	4.00	10-1-2039	1,000,000	1,196,265
				35,762,295
Transportation revenue: 0.32%
Metropolitan Washington DC Airports Authority Subordinated Lien Bond Series B (AGM Insured)	4.00	10-1-2049	8,000,000	9,247,303
Washington DC Metropolitan Area Transit Authroity Series A	4.00	7-15-2045	1,000,000	1,197,781
Washington DC Metropolitan Area Transit Authroity Series A	4.00	7-15-2046	6,000,000	7,257,299
				17,702,383
				81,084,583
The accompanying notes are an integral part of these financial statements.

Wells Fargo Municipal Bond Fund  |  21

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Florida: 6.45%
Airport revenue: 2.67%
Broward County FL Airport System Revenue Bond AMT Series 2015A	5.00%	10-1-2034	$ 1,750,000	$ 2,237,013
Broward County FL Airport System Revenue Bond AMT Series 2015A	5.00	10-1-2036	12,440,000	14,473,467
Broward County FL Port Facilities Revenue AMT Series B	4.00	9-1-2044	7,300,000	8,438,017
Greater Orlando FL Aviation Authority AMT Series A	5.00	10-1-2046	3,000,000	3,590,182
Hillsborough County FL Aviation Authority Revenue Tampa International Airport Series A	5.00	10-1-2048	7,000,000	8,574,817
Hillsborough County FL Aviation Authority Revenue Tampa International Airport Series B	5.00	10-1-2040	1,000,000	1,138,249
Hillsborough County FL Aviation Authority Revenue Tampa International Airport Series E	5.00	10-1-2048	10,000,000	12,411,497
Hillsborough County FL Aviation Authority Revenue Tampa International Airport Series F	5.00	10-1-2048	17,000,000	21,258,588
Jacksonville FL Port Authority Series B	5.00	11-1-2044	4,080,000	5,005,167
Jacksonville FL Port Authority Series B	5.00	11-1-2048	9,870,000	11,791,362
Miami-Dade County FL Aviation Refunding AMT	5.00	10-1-2030	11,000,000	12,478,901
Miami-Dade County FL Aviation Refunding AMT	5.00	10-1-2032	14,000,000	15,824,390
Miami-Dade County FL Aviation Refunding AMT Series A	4.00	10-1-2039	1,675,000	2,000,580
Miami-Dade County FL Aviation Refunding AMT Series A	4.00	10-1-2040	1,750,000	2,086,579
Miami-Dade County FL Aviation Refunding AMT Series A	4.00	10-1-2041	1,500,000	1,783,929
Miami-Dade County FL Aviation Refunding AMT Series A	5.00	10-1-2033	5,000,000	5,648,134
Miami-Dade County FL Aviation Refunding Bond AMT Series A	5.00	10-1-2049	15,750,000	19,576,661
Miami-Dade County FL Seaport AMT Series B	6.00	10-1-2033	500,000	556,908
				148,874,441
Education revenue: 0.68%
Capital Trust Agency Florida Educational Facilities Revenue Renaissance Charter School Incorporated 144A	5.00	6-15-2039	3,610,000	3,980,133
Florida Development Finance Corporation Educational Facilities Renaissance Charter School Project Series A	8.50	6-15-2044	13,290,000	14,830,360
Florida Higher Educational Facilities Authority Jacksonville University Project Series A-1 144A	5.00	6-1-2048	2,000,000	2,371,407
Lakeland FL Educational Facilities Authority Florida Southern College Project Series A	5.00	9-1-2025	530,000	557,930
Lakeland FL Educational Facilities Authority Florida Southern College Project Series A	5.00	9-1-2028	1,195,000	1,252,558
Pinellas County FL Educational Facilities Authority Barry University Project	5.00	10-1-2027	1,600,000	1,664,643
Volusia County FL Educational Facility Authority Embry-Riddle Aeronautical University	5.00	10-15-2044	6,500,000	8,062,185
Volusia County FL Educational Facility Authority Embry-Riddle Aeronautical University	5.00	10-15-2049	4,000,000	4,934,545
				37,653,761
GO revenue: 0.59%
Miami-Dade County FL School District	5.00	3-15-2046	15,000,000	17,511,662
Miami-Dade County FL Series 2014-A	5.00	7-1-2043	12,935,000	15,416,512
				32,928,174
The accompanying notes are an integral part of these financial statements.

22  |  Wells Fargo Municipal Bond Fund

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Health revenue: 0.91%
Atlantic Beach FL Health Care Facilities Fleet Landing Project Series B	5.63%	11-15-2043	$ 5,000,000	$ 5,388,307
Florida Tender Option Bond Trust Receipts/Floater Certificates Series 2018-XF2523 (Barclays Bank plc LIQ) 144Aø	0.13	8-15-2047	4,000,000	4,000,000
Highlands County FL Health Facilities Authority Adventist Health System Series A-2 ø	0.03	11-15-2037	3,000,000	3,000,000
Hillsborough County FL IDA BayCare Health System Series C (TD Bank NA LOC) ø	0.03	11-1-2038	1,500,000	1,500,000
Holmes County FL Hospital Corporation Doctors Memorial Hospital Project	6.00	11-1-2038	2,500,000	2,500,586
Jacksonville FL HCFR Baptist Health Series D ø	0.03	8-1-2036	14,500,000	14,500,000
Jacksonville FL HCFR Brooks Rehabilitation	4.00	11-1-2045	3,500,000	4,026,962
Lee County FL IDA Shell Point Alliance	5.00	11-15-2044	5,350,000	6,256,286
Lee County FL IDA Shell Point Alliance	5.00	11-15-2049	1,000,000	1,166,607
Orange County FL Health Facilities Various Nemours Foundation Series C-1 (TD Bank NA LOC) ø	0.02	1-1-2039	1,770,000	1,770,000
St. John's County FL IDA Vicars Landing Project Series A %%	4.00	12-15-2041	750,000	834,860
St. John's County FL IDA Vicars Landing Project Series A %%	4.00	12-15-2046	750,000	828,668
Tampa FL Hospital Revenue H. Lee Moffitt Cancer Center Project	4.00	7-1-2038	1,025,000	1,210,929
Tampa FL Hospital Revenue H. Lee Moffitt Cancer Center Project	4.00	7-1-2045	2,500,000	2,908,405
Tampa FL Hospital Revenue H. Lee Moffitt Cancer Center Project	5.00	7-1-2040	700,000	892,025
				50,783,635
Housing revenue: 0.06%
Florida Housing Finance Corporation Journet Place Apartments Series 1	7.60	12-15-2047	775,000	929,527
Florida Housing Finance Corporation Villa Capri Phase III	7.60	12-15-2042	2,535,000	2,542,974
				3,472,501
Industrial development revenue: 0.11%
Florida Development Finance Corporation 144A	5.00	5-1-2029	2,000,000	2,158,411
Florida Development Finance Corporation Solid Waste AMT Pro USA Incorporated	3.00	6-1-2032	3,500,000	3,694,600
				5,853,011
Miscellaneous revenue: 0.41%
CityPlace Florida Community Development District	5.00	5-1-2022	1,000,000	1,038,277
Hillsborough County FL Communications Services	5.00	10-1-2038	8,000,000	9,387,791
Indigo FL Community Development District Series C	7.00	5-1-2030	2,536,248	1,775,374
Lakeside Plantation FL Community Development District Series A	6.95	5-1-2031	916,000	918,016
Marshall Creek Florida Community Development District	5.00	5-1-2032	1,625,000	1,658,011
Marshall Creek Florida Community Development District	6.32	5-1-2045	115,000	118,409
Orlando FL Capital Improvement Special Revenue Series B	5.00	10-1-2033	1,525,000	1,746,968
Orlando FL Capital Improvement Special Revenue Series B	5.00	10-1-2035	1,680,000	1,919,259
The accompanying notes are an integral part of these financial statements.

Wells Fargo Municipal Bond Fund  |  23

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Miscellaneous revenue (continued)
Orlando FL Capital Improvement Special Revenue Series B	5.00%	10-1-2036	$ 1,765,000	$ 2,013,909
Pinellas County FL IDA Drs. Kiran & Pallavi Patel Project	5.00	7-1-2039	2,000,000	2,408,607
				22,984,621
Resource recovery revenue: 0.07%
Florida Development Finance Corporation Solid Waste AMT Pro USA Incorporated 144A	5.00	8-1-2029	4,000,000	4,154,728
Tax revenue: 0.15%
Florida Board of Education Public Education Refunding Bond Capital Outlay Series D	4.00	6-1-2031	8,000,000	8,268,530
Transportation revenue: 0.18%
Florida Department of Transportation Series A (AGM Insured)	4.00	7-1-2038	4,185,000	4,951,143
Osceola County FL Transportation Revenue Refunding Bonds and Improvement Osceola Parkway Series 2019A-1	5.00	10-1-2044	4,250,000	5,332,187
				10,283,330
Utilities revenue: 0.09%
Jacksonville FL Electric Authority Subordinate Revenue Bonds 2012 Series A	4.00	10-1-2031	5,040,000	5,051,679
Water & sewer revenue: 0.53%
Daytona Beach FL Refunding & Improvement Bonds Project (AGM Insured)	5.00	11-1-2031	1,155,000	1,226,507
Daytona Beach FL Refunding & Improvement Bonds Project (AGM Insured)	5.00	11-1-2032	1,465,000	1,555,497
Florida Keys Aqueduct Authority Series A	5.00	9-1-2041	2,750,000	3,199,383
North Sumter County FL Utility Dependent District (BAM Insured)	5.00	10-1-2044	3,000,000	3,725,649
North Sumter County FL Utility Dependent District	5.00	10-1-2049	3,250,000	4,028,392
Orange County FL Water and Wastewater Revenue Utility	5.00	10-1-2040	10,000,000	13,224,902
Viera East Florida Community Development District Water Management Project (NPFGC Insured)	5.75	5-1-2022	2,265,000	2,352,203
				29,312,533
				359,620,944
Georgia: 2.83%
Education revenue: 0.18%
Cobb County GA Development Authority Charter Learning Center Foundation Central Project Series A ♣	6.38	7-1-2025	1,705,000	1,435,518
Georgia Private Colleges & Universities Authority Mercer University Project	5.00	10-1-2040	5,000,000	5,746,480
Georgia Private Colleges & Universities Authority Mercer University Project Series A	5.25	10-1-2027	2,655,000	2,688,113
				9,870,111
Energy revenue: 0.08%
Municipal Electric Authority of Georgia Project One Subordinated Bond Series A	5.00	1-1-2044	3,580,000	4,400,697
The accompanying notes are an integral part of these financial statements.

24  |  Wells Fargo Municipal Bond Fund

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Health revenue: 0.62%
Brookhaven GA Development Authority Childrens Healthcare Atlanta	4.00%	7-1-2044	$ 6,000,000	$ 7,068,611
Brookhaven GA Development Authority Childrens Healthcare Atlanta	4.00	7-1-2049	19,000,000	22,186,051
Fulton County GA Development Authority Hospital Revenue Bond Series A	5.00	4-1-2047	2,250,000	2,686,340
The Glynn-Brunswick Memorial Hospital Authority Revenue Anticipation Certificates Series 2015	5.00	8-1-2034	2,580,000	2,961,495
				34,902,497
Industrial development revenue: 0.12%
George L Smith II Georgia World Congress Center Authority Convention Center Hotel Series B 144A	5.00	1-1-2054	3,000,000	3,594,858
George L Smith II Georgia World Congress Center Authority Convention Center Series A	4.00	1-1-2054	2,500,000	2,914,718
				6,509,576
Tax revenue: 0.16%
Metropolitan Atlanta Rapid Third Indenture Series B	5.00	7-1-2044	7,500,000	9,057,693
Transportation revenue: 0.14%
Georgia Road & Tollway Authority CAB I-75 South Expressway Lanes Project Series A 144A¤	0.00	6-1-2034	3,750,000	1,998,558
Georgia Road & Tollway Authority CCAB I-75 South Expressway Lanes Project Series B 144Aøø	0.00	6-1-2049	5,600,000	5,796,743
				7,795,301
Utilities revenue: 1.53%
Bartow County GA Development Authority Pollution Control Georgia Power Company Plant Bowen Project	2.75	12-1-2032	20,000,000	20,801,180
Burke County GA Development Authority Georgia Power Company Plant Vogtle Project	2.93	11-1-2053	14,750,000	15,698,696
Burke County GA Development Authority Georgia Power Company Plant Vogtle Project Series 2	2.93	11-1-2048	10,000,000	10,643,184
Burke County GA Development Authority Oglethorpe Power Corporation Vogtle Project Series F	3.00	11-1-2045	5,000,000	5,196,823
Dalton GA Utilities Revenue	4.00	3-1-2040	1,000,000	1,177,569
Dalton GA Utilities Revenue	4.00	3-1-2041	1,000,000	1,173,852
Georgia Municipal Electric Authority Power Series EE (Ambac Insured)	7.25	1-1-2024	400,000	467,596
Main Street Natural Gas Incorporated Georgia Gas Project Series A	5.00	5-15-2032	3,745,000	4,681,348
Main Street Natural Gas Incorporated Georgia Gas Project Series C (Royal Bank of Canada LIQ)	4.00	8-1-2048	15,000,000	16,198,352
Main Street Natural Gas Incorporated Georgia Gas Project Subordinate Bond Series B (1 Month LIBOR +0.75%) ±	0.81	4-1-2048	5,100,000	5,125,408
Municipal Electric Authority of Georgia Plant Vogtle Units 3&4 Project M	5.00	1-1-2037	1,100,000	1,360,829
The accompanying notes are an integral part of these financial statements.

Wells Fargo Municipal Bond Fund  |  25

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Utilities revenue (continued)
Municipal Electric Authority of Georgia Plant Vogtle Units 3&4 Project M	5.00%	1-1-2038	$ 1,100,000	$ 1,360,883
Municipal Electric Authority of Georgia Project One Subordinated Bond Series A	4.00	1-1-2040	1,075,000	1,269,388
				85,155,108
				157,690,983
Guam: 0.14%
Airport revenue: 0.01%
Guam Port Authority Private Activity-AMT Bond Series 2018B	5.00	7-1-2030	500,000	599,461
Housing revenue: 0.00%
Guam Housing Corporation Guaranteed Mortgage-Backed Securities Series A (FHLMC Insured)	5.75	9-1-2031	60,000	63,138
Tax revenue: 0.07%
Guam Government Business Privilege Tax Series A %%	4.00	1-1-2042	2,750,000	3,133,023
Guam Government Business Privilege Tax Series A	5.00	1-1-2031	1,000,000	1,023,284
				4,156,307
Water & sewer revenue: 0.06%
Guam Government Waterworks Authority Series 2013	5.25	7-1-2023	1,000,000	1,090,526
Guam Government Waterworks Authority Series A	5.00	1-1-2050	1,600,000	1,964,203
				3,054,729
				7,873,635
Hawaii: 0.42%
Airport revenue: 0.42%
Hawaii Airports System Revenue Series A	5.00	7-1-2048	7,000,000	8,523,801
Hawaii AMT Series A	4.00	7-1-2033	1,250,000	1,502,714
Hawaii AMT Series A	4.00	7-1-2034	875,000	1,048,837
Hawaii AMT Series A	4.00	7-1-2035	625,000	748,080
Hawaii AMT Series A	4.00	7-1-2036	300,000	358,125
Hawaii AMT Series A	5.00	7-1-2041	9,500,000	10,975,019
Hawaii AMT Series C	4.00	7-1-2040	425,000	512,560
				23,669,136
Idaho: 0.14%
Education revenue: 0.14%
Idaho Housing & Finance Association Idaho Arts Charter School Incorporated Project Series A	5.75	12-1-2032	500,000	536,028
Idaho Housing & Finance Association Legacy Public Charter School Incorporated Project Series A	5.85	5-1-2033	600,000	635,058
Idaho Housing & Finance Association Legacy Public Charter School Incorporated Project Series A	6.25	5-1-2043	1,365,000	1,445,634
Idaho Housing & Finance Association Nonprofit CAB North Star Charter School Series B 144A¤	0.00	7-1-2049	1,276,564	294,320
Idaho Housing & Finance Association Nonprofit North Star Charter School Series A	6.75	7-1-2048	1,322,876	1,455,550
The accompanying notes are an integral part of these financial statements.

26  |  Wells Fargo Municipal Bond Fund

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Education revenue (continued)
Idaho Housing & Finance Association Nonprofit Refunding Bonds Liberty Charter School Incorporated 144A	4.00%	6-1-2030	$ 1,360,000	$ 1,453,247
Idaho Housing & Finance Association Nonprofit Refunding Bonds Liberty Charter School Incorporated 144A	4.00	6-1-2038	1,715,000	1,819,743
				7,639,580
Illinois: 12.64%
Airport revenue: 0.54%
Chicago IL O'Hare International Airport AMT Passenger Facility Charge Series B	5.00	1-1-2026	5,000,000	5,122,806
Chicago IL O'Hare International Airport AMT Senior Lien Series C	5.50	1-1-2044	4,000,000	4,276,816
Chicago IL O'Hare International Airport Customer Facility Charge Senior Lien (AGM Insured)	5.50	1-1-2043	4,530,000	4,864,669
Chicago IL O'Hare International Airport Customer Facility Charge Senior Lien Series D	5.75	1-1-2043	4,500,000	4,838,648
Chicago IL O'Hare International Airport Senior Lien Series B	5.00	1-1-2039	8,000,000	9,723,045
Chicago IL O'Hare International Airport Transportation Infrastructure Properties Obligated Group	5.00	7-1-2038	1,000,000	1,199,568
				30,025,552
Education revenue: 0.43%
Illinois Finance Authority Bradley University Series B (PNC Bank NA LOC) ø	0.03	4-1-2038	350,000	350,000
Illinois Finance Authority Charter Schools Improvement & Refunding Bonds Series A	6.88	10-1-2031	1,480,000	1,499,611
Illinois Finance Authority Charter Schools Project Series A	6.25	9-1-2039	7,955,000	8,579,683
Illinois Finance Authority University of Chicago Series A %%	5.00	10-1-2036	1,500,000	2,209,684
Illinois Finance Authority University of Chicago Series A %%	5.00	10-1-2037	1,350,000	2,007,121
Illinois Finance Authority University of Chicago Series A %%	5.00	10-1-2038	1,500,000	2,255,008
Southern Illinois State University Series 04 (BAM Insured)	4.00	4-1-2035	500,000	595,838
Southern Illinois State University Series 04 (BAM Insured)	4.00	4-1-2037	1,000,000	1,186,305
Southern Illinois State University Series 04 (BAM Insured)	5.00	4-1-2032	500,000	649,159
University of Illinois Auxiliary Facilities Systems CAB Series A (NPFGC Insured) ¤	0.00	4-1-2026	2,355,000	2,235,403
University of Illinois Auxiliary Facilities Systems CAB Series A (NPFGC Insured) ¤	0.00	4-1-2027	2,435,000	2,264,636
				23,832,448
GO revenue: 3.16%
Chicago IL Board of Education CAB City Colleges (NPFGC Insured) ¤	0.00	1-1-2025	9,935,000	9,430,197
Chicago IL Board of Education CAB School Reform Series B-1 (NPFGC Insured) ¤	0.00	12-1-2023	2,930,000	2,876,832
Chicago IL Board of Education CAB School Reform Series B-1 (NPFGC Insured) ¤	0.00	12-1-2026	4,245,000	3,955,807
Chicago IL Board of Education Series A	5.00	12-1-2034	3,000,000	3,894,165
Chicago IL Board of Education Series A	5.00	12-1-2037	4,040,000	5,205,710
Chicago IL Board of Education Series A	5.00	12-1-2039	1,600,000	2,052,646
Chicago IL CAB City Colleges (NPFGC Insured) ¤	0.00	1-1-2030	5,995,000	4,927,111
The accompanying notes are an integral part of these financial statements.

Wells Fargo Municipal Bond Fund  |  27

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
GO revenue (continued)
Chicago IL CAB Project & Refunding Bond Series C (AGM Insured) ¤	0.00%	1-1-2026	$ 7,360,000	$ 6,893,157
Chicago IL Neighborhoods Alive 21 Program Series B	5.50	1-1-2032	1,285,000	1,477,508
Chicago IL Neighborhoods Alive 21 Program Series B	5.50	1-1-2034	1,500,000	1,719,190
Chicago IL Series A	5.00	1-1-2027	1,410,000	1,714,006
Chicago IL Series A	5.50	1-1-2033	12,730,000	14,618,432
Chicago IL Series A	5.50	1-1-2034	7,330,000	8,401,109
Chicago IL Series A	5.50	1-1-2035	1,715,000	1,960,639
Chicago IL Series A	6.00	1-1-2038	3,000,000	3,764,130
Cook County IL Series C (AGM Insured)	5.00	11-15-2024	4,240,000	4,512,612
Cook County IL Series C	5.00	11-15-2025	3,490,000	3,710,594
Cook County IL Series C	5.00	11-15-2027	325,000	345,492
Illinois (AGM Insured)	5.00	4-1-2026	3,000,000	3,367,115
Illinois	5.00	11-1-2027	1,175,000	1,404,870
Illinois	5.50	1-1-2030	2,900,000	3,835,468
Illinois Series 1 (NPFGC Insured)	6.00	11-1-2026	3,200,000	3,874,256
Illinois Series A (AGM Insured)	5.00	4-1-2024	3,000,000	3,249,285
Illinois Series B	5.00	10-1-2028	2,750,000	3,449,139
Illinois Series B	5.50	5-1-2024	2,500,000	2,845,557
Illinois Series C	4.00	10-1-2038	4,820,000	5,648,677
Kane, Cook & DuPage Counties IL Refunding Bond Series D	5.00	1-1-2028	830,000	924,812
Kane, Cook & DuPage Counties IL Refunding Bond Series D	5.00	1-1-2033	2,000,000	2,223,164
Kane, Cook & DuPage Counties IL School District #46 CAB Series B (Ambac Insured) ¤	0.00	1-1-2023	16,725,000	16,573,413
Kane, Cook & DuPage Counties IL School District #46 Elgin Refunding Bond Series D	5.00	1-1-2035	1,850,000	2,053,493
Kendall, Kane & Will Counties IL CAB School District #308 (AGM Insured) ¤	0.00	2-1-2025	855,000	826,576
Kendall, Kane & Will Counties IL CAB School District #308 (AGM Insured) ¤	0.00	2-1-2026	5,050,000	4,802,092
Kendall, Kane & Will Counties IL CAB School District #308 (AGM Insured) ¤	0.00	2-1-2027	12,050,000	11,223,836
Lake County IL School District #24 Millburn CAB (NPFGC Insured) ¤	0.00	1-1-2024	2,000,000	1,946,037
Lake County IL School District #38 Big Hollow CAB (Ambac Insured) ¤	0.00	2-1-2024	5,385,000	5,171,140
McHenry & Kane Counties IL Community Consolidated School District #158	5.63	1-15-2032	2,500,000	2,573,873
McHenry & Kane Counties IL Community Consolidated School District #158 CAB (AGM/FGIC Insured) ¤	0.00	1-1-2023	705,000	695,906
Metropolitan Water Reclamation District of Greater Chicago Refunding Bond Series C	5.25	12-1-2032	1,565,000	2,187,163
Peoria IL Refunding Bonds Series A (BAM Insured)	5.00	1-1-2029	2,000,000	2,530,147
Sangamon Logan & Menard Counties IL Community Unit School District No. 015 Williamsville Series B (BAM Insured)	4.00	12-1-2044	1,500,000	1,730,376
Tazewell County IL School District #51 (NPFGC Insured)	9.00	12-1-2023	350,000	418,099
Will County IL Community High School CAB Refunding Bond Series B (BAM Insured) ¤	0.00	1-1-2032	400,000	311,985
Will County IL Community High School CAB Refunding Bond Series B (BAM Insured) ¤	0.00	1-1-2033	2,830,000	2,138,915
Will County IL Community High School CAB Refunding Bond Series B (BAM Insured)	5.00	1-1-2028	500,000	530,158
The accompanying notes are an integral part of these financial statements.

28  |  Wells Fargo Municipal Bond Fund

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
GO revenue (continued)
Will County IL Community Unit School District #201 Crete-Monee Prerefunded Bond CAB (NPFGC Insured) ¤	0.00%	11-1-2023	$ 430,000	$ 425,025
Will County IL Community Unit School District #201 Crete-Monee Unrefunded Bond CAB (NPFGC Insured) ¤	0.00	11-1-2023	1,070,000	1,044,398
Will County IL Lincoln-Way Community High School District #210 Unrefunded Bond CAB (AGM Insured) ¤	0.00	1-1-2026	7,000,000	6,541,375
				176,005,687
Health revenue: 0.46%
Illinois Finance Authority Carle Foundation Series A	4.00	8-15-2040	4,300,000	5,216,217
Illinois Finance Authority Carle Foundation Series A	4.00	8-15-2041	4,200,000	5,080,848
Illinois Finance Authority Carle Foundation Series A	4.00	8-15-2048	2,450,000	2,916,995
Illinois Finance Authority Friendship Village of Schaumberg	5.00	2-15-2022	1,680,000	1,560,181
Illinois Finance Authority Health Services Facility Lease Revenue Provident Group UIC Surgery	4.00	10-1-2050	2,000,000	2,283,893
Illinois Finance Authority Lutheran Life Communities	5.00	11-1-2040	4,900,000	5,596,502
Illinois Finance Authority Prerefunded Bonds Advocate Health	4.00	6-1-2047	40,000	41,376
Illinois Finance Authority Prerefunded Bonds Advocate Health	4.00	6-1-2047	1,895,000	1,960,180
Illinois Finance Authority Unrefunded Balance 2020	4.00	6-1-2047	1,065,000	1,102,131
				25,758,323
Housing revenue: 0.09%
Illinois Tender Option Bond Trust Receipts/Floater Certificates Series 2020-YX1119 (GNMA / FNMA / FHLMC Insured, Barclays Bank plc LIQ) 144Aø	0.08	4-1-2041	3,780,000	3,780,000
Northern Illinois University Auxiliary Facilities System (BAM Insured) %%	4.00	10-1-2037	1,100,000	1,301,451
				5,081,451
Miscellaneous revenue: 0.66%
Chicago IL Certificate of Participation River Point Plaza Redevelopment Project Series A 144A	4.84	4-15-2028	4,306,000	4,469,951
Illinois	5.25	7-1-2030	2,500,000	2,712,178
Illinois	5.50	7-1-2025	6,000,000	6,597,518
Illinois	5.50	7-1-2026	4,450,000	4,881,147
Illinois	5.50	7-1-2033	4,000,000	4,341,588
Illinois Refunding Bond	5.00	8-1-2024	2,000,000	2,102,667
Illinois Refunding Bond	5.00	8-1-2025	6,165,000	6,477,340
Illinois Series 2017D	5.00	11-1-2022	1,360,000	1,444,754
Illinois Series C	5.00	11-1-2029	2,965,000	3,618,476
				36,645,619
Tax revenue: 5.65%
Chicago IL Motor Fuel Refunding Bond	5.00	1-1-2026	4,000,000	4,257,635
Chicago IL Motor Fuel Refunding Bond	5.00	1-1-2028	1,000,000	1,059,214
Chicago IL Motor Fuel Tax Refunding Bonds Series 2013	5.00	1-1-2024	680,000	726,155
Chicago IL Motor Fuel Tax Refunding Bonds Series 2013	5.00	1-1-2025	2,595,000	2,769,181
Chicago IL Refunding Bonds Series 2002	5.00	1-1-2028	4,430,000	5,137,000
Chicago IL Refunding Bonds Series 2002	5.00	1-1-2029	1,500,000	1,739,391
The accompanying notes are an integral part of these financial statements.

Wells Fargo Municipal Bond Fund  |  29

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Tax revenue (continued)
Chicago IL Transit Authority Sales Tax Receipts Bonds (AGM Insured)	5.00%	12-1-2044	$ 4,000,000	$ 4,569,455
Chicago IL Transit Authority Sales Tax Receipts Bonds	5.00	12-1-2046	18,250,000	21,887,302
Chicago IL Transit Authority Sales Tax Receipts Bonds Series A	5.00	12-1-2045	1,750,000	2,187,498
Cook County IL Sales Tax Revenue Bonds Series 2012	5.00	11-15-2037	2,500,000	2,656,385
Cook County IL Series A	4.00	11-15-2041	2,000,000	2,385,088
Illinois Regional Transportation Authority (AGM Insured)	5.75	6-1-2023	400,000	425,240
Illinois Regional Transportation Authority Series A	5.00	6-1-2044	22,840,000	25,471,412
Illinois Regional Transportation Authority Series A (AGM Insured)	5.75	6-1-2034	19,000,000	26,436,095
Illinois Regional Transportation Authority Series A (NPFGC Insured)	6.00	7-1-2027	10,620,000	13,106,851
Illinois Regional Transportation Authority Series A (NPFGC Insured)	6.00	7-1-2033	5,000,000	7,081,909
Illinois Regional Transportation Authority Series B (NPFGC Insured)	5.50	6-1-2027	16,845,000	20,007,388
Illinois Sales Tax Revenue Bond Junior Obligation Tax-Exempt Series A (BAM Insured)	4.00	6-15-2034	2,000,000	2,228,618
Illinois Sales Tax Revenue Bond Junior Obligation Tax-Exempt Series A (BAM Insured)	4.13	6-15-2037	1,945,000	2,170,905
Illinois Sales Tax Revenue Build Illinois Bond	5.00	6-15-2029	3,000,000	3,017,892
Illinois Sales Tax Revenue Build Illinois Bonds Junior Obligation Series C	4.00	6-15-2029	10,580,000	12,003,020
Illinois Sales Tax Revenue Build Illinois Junior Obligation Tax-Exempt Series C	4.00	6-15-2032	5,820,000	6,514,101
Illinois Sales Tax Securitization Series A	4.00	1-1-2048	5,430,000	6,142,154
Illinois Sales Tax Securitization Series A	5.00	1-1-2038	3,000,000	3,656,730
Illinois Sales Tax Securitization Series C	5.00	1-1-2022	2,000,000	2,046,071
Illinois Sales Tax Securitization Series C	5.00	1-1-2023	2,500,000	2,663,750
Illinois Sales Tax Securitization Series C	5.00	1-1-2024	2,500,000	2,779,617
Illinois Sports Facilities Authority Refunding Bonds Insured State Tax Supported CAB (Ambac Insured) ¤	0.00	6-15-2022	2,295,000	2,272,015
Illinois Sports Facilities Authority Refunding Bonds Insured State Tax Supported CAB (Ambac Insured) ¤	0.00	6-15-2026	2,030,000	1,865,402
Illinois Sports Facilities Authority State Tax Supported CAB (Ambac Insured) ¤	0.00	6-15-2024	17,570,000	16,883,856
Illinois Sports Facilities Authority State Tax Supported CAB (Ambac Insured) ¤	0.00	6-15-2025	2,575,000	2,422,481
Illinois Sports Facilities Authority State Tax Supported Refunding Bond (AGM Insured)	5.00	6-15-2025	3,745,000	4,193,313
Illinois Sports Facilities Authority State Tax Supported Refunding Bond (AGM Insured)	5.00	6-15-2026	4,775,000	5,336,219
Illinois Sports Facilities Authority State Tax Supported Refunding Bond (AGM Insured)	5.00	6-15-2027	8,845,000	9,851,672
Illinois Sports Facilities Authority State Tax Supported Refunding Bond (AGM Insured)	5.00	6-15-2028	4,030,000	4,474,974
Illinois Sports Facilities Authority State Tax Supported Refunding Bond (AGM Insured)	5.25	6-15-2032	3,500,000	3,877,293
Illinois Tender Option Bond Trust Receipts/Floater Certificates Series 2018-XL0093 (Barclays Bank plc LIQ) 144Aø	0.15	1-1-2048	2,000,000	2,000,000
Metropolitan Pier & Exposition Authority CAB McCormick Place Expansion Project Series A (NPFGC Insured) ¤	0.00	12-15-2026	12,245,000	11,291,548
Metropolitan Pier & Exposition Authority CAB McCormick Place Expansion Project Series A (NPFGC Insured) ¤	0.00	12-15-2030	25,700,000	21,189,704
The accompanying notes are an integral part of these financial statements.

30  |  Wells Fargo Municipal Bond Fund

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Tax revenue (continued)
Metropolitan Pier & Exposition Authority CAB McCormick Place Expansion Project Series A (NPFGC Insured) ¤	0.00%	6-15-2031	$10,060,000	$ 8,162,660
Metropolitan Pier & Exposition Authority CAB McCormick Place Expansion Project Series A (NPFGC Insured) ¤	0.00	12-15-2031	9,800,000	7,853,248
Metropolitan Pier & Exposition Authority CAB McCormick Place Expansion Project Series B (NPFGC Insured) ¤	0.00	6-15-2029	12,085,000	10,419,166
Metropolitan Pier & Exposition Authority CAB McCormick Place Expansion Project Series B	5.00	12-15-2028	5,000,000	5,220,950
Sales Tax Securitization Corporation Second Lien Sales Tax	4.00	1-1-2038	8,950,000	10,590,522
Southwestern Illinois Development Authority Local Government Program Collinsville Limited	5.00	3-1-2025	3,180,000	2,399,384
				315,430,464
Tobacco revenue: 0.06%
Railsplitter Tobacco Settlement Authority	5.00	6-1-2024	3,000,000	3,399,423
Transportation revenue: 0.49%
Chicago IL Public Building Commission Transit Authority (Ambac Insured)	5.25	3-1-2025	2,960,000	3,384,246
Chicago IL Public Building Commission Transit Authority (Ambac Insured)	5.25	3-1-2027	3,400,000	4,096,658
Illinois Toll Highway Authority	5.00	1-1-2031	5,000,000	6,556,722
Illinois Toll Highway Authority Toll Senior Series A	5.00	1-1-2041	9,000,000	11,777,202
Illinois Toll Highway Authority Toll Senior Series B	5.00	1-1-2039	1,500,000	1,655,915
				27,470,743
Utilities revenue: 0.32%
Illinois Municipal Electric Agency Power Supply System Series A	5.00	2-1-2030	7,000,000	8,219,546
Illinois Municipal Electric Agency Power Supply System Series A	5.00	2-1-2031	8,000,000	9,390,234
				17,609,780
Water & sewer revenue: 0.78%
Chicago IL Refunding Bond Second Lien Project	5.00	11-1-2029	4,600,000	4,859,931
Chicago IL Wastewater Refunding Bond Second Lien Bond Series C	5.00	1-1-2039	5,000,000	5,708,541
Chicago IL Wastewater Transmission Second Lien Series 2012	5.00	1-1-2027	5,000,000	5,121,278
Chicago IL Wastewater Transmission Second Lien Series 2014	5.00	1-1-2039	11,525,000	12,732,022
Chicago IL Waterworks Second Lien (AGM Insured)	5.25	11-1-2032	3,250,000	4,089,934
Chicago IL Waterworks Second Lien Series 2012	5.00	11-1-2030	5,000,000	5,282,496
Illinois Finance Authority Clean Water Initiative	4.00	7-1-2038	5,000,000	5,969,245
				43,763,447
				705,022,937
Indiana: 1.41%
Education revenue: 0.01%
Indiana Finance Authority Educational Facilities Mulitpurpose KIPP Indianapolis Incorporated Project	5.00	7-1-2040	350,000	402,458
The accompanying notes are an integral part of these financial statements.

Wells Fargo Municipal Bond Fund  |  31

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Health revenue: 0.61%
Indiana Finance Authority Health System Revenue Bonds Franciscan Alliance Incorporated Obligated Group Series C	4.00%	11-1-2033	$12,885,000	$ 14,761,944
Indiana Finance Authority Health System Revenue Bonds Franciscan Alliance Incorporated Obligated Group Series C	4.00	11-1-2036	5,000,000	5,702,955
Indiana Finance Authority Kings Daughters Hospital & Health Revenue	5.50	8-15-2040	7,425,000	7,452,682
Indiana Finance Authority Marion General Hospital Series A	4.00	7-1-2045	2,620,000	3,040,991
Indiana HFFA Ascension Health Credit Group	5.00	11-15-2034	2,750,000	3,238,699
				34,197,271
Industrial development revenue: 0.30%
Indiana Finance Authority Ohio River Bridges East End Crossing Project Series A	5.00	7-1-2035	9,970,000	10,825,628
Indiana Finance Authority Ohio River Bridges East End Crossing Project Series A	5.00	7-1-2040	2,470,000	2,680,843
Valparaiso IN Pratt Paper LLC Project	5.88	1-1-2024	475,000	508,580
Whiting IN Industry Environmental Facilities	5.00	3-1-2046	2,500,000	2,698,355
				16,713,406
Miscellaneous revenue: 0.24%
Carmel IN Local Public Improvement Multipurpose Bonds	5.00	7-15-2031	6,000,000	7,272,885
Hobart Industry Building Corporation First Mortgage	4.00	7-15-2035	2,295,000	2,687,027
Indianapolis IN Industry Local Public Improvement Bond Bank Series A (AGM Insured)	4.00	6-1-2041	3,000,000	3,536,658
				13,496,570
Tax revenue: 0.09%
Indianapolis IN Industry Local Public Improvement Bond Bank Community Justice Campus Courthouse & Jail Project	5.00	2-1-2049	4,000,000	4,969,003
Utilities revenue: 0.16%
Indiana Finance Authority Midwestern Disaster Relief Ohio Valley Electric Corporation Project	3.00	11-1-2030	4,000,000	4,305,373
Indiana Finance Authority Ohio Valley Electric Corporation Project Series A	3.00	11-1-2030	4,000,000	4,305,373
				8,610,746
				78,389,454
Iowa: 0.04%
GO revenue: 0.04%
Altoona IA Annual Appropriation Urban Renewal Series C	5.00	6-1-2031	1,805,000	2,154,314
Kansas: 0.60%
Housing revenue: 0.13%
Kansas Development Finance Authority MFHR Woodland Village Apartments Project Series J	1.68	7-1-2022	7,250,000	7,250,000
Tax revenue: 0.47%
Kansas Department of Transportation Series C	4.00	9-1-2030	6,650,000	6,933,641
The accompanying notes are an integral part of these financial statements.

32  |  Wells Fargo Municipal Bond Fund

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Tax revenue (continued)
Kansas Department of Transportation Series C	4.00%	9-1-2032	$ 7,500,000	$ 7,817,086
Wyandotte County & Kansas City KS Special Obligation Vacation Village Project Area 4 Major Multi-Sport Athletic Complex Project CAB Series 2015 144A¤	0.00	9-1-2034	34,915,000	11,483,973
				26,234,700
				33,484,700
Kentucky: 1.63%
Education revenue: 0.04%
Kentucky Bond Development Corporation Danville Centre College Project	4.00	6-1-2046	800,000	944,973
Kentucky Bond Development Corporation Danville Centre College Project	4.00	6-1-2051	1,250,000	1,469,218
				2,414,191
Health revenue: 0.24%
Kentucky EDFA Norton Healthcare Incorporated Series B (NPFGC Insured) ¤	0.00	10-1-2024	9,260,000	8,882,110
Kentucky EDFA Norton Healthcare Incorporated Series B (NPFGC Insured) ¤	0.00	10-1-2028	5,140,000	4,449,131
				13,331,241
Transportation revenue: 0.17%
Kentucky Public Transportation Infrastructure Authority Downtown Crossing Project CAB Series B ¤	0.00	7-1-2030	2,000,000	1,536,487
Kentucky Public Transportation Infrastructure Authority Downtown Crossing Project CAB Series B ¤	0.00	7-1-2031	2,780,000	1,983,886
Kentucky Public Transportation Infrastructure Authority Downtown Crossing Project CAB Series B ¤	0.00	7-1-2032	2,500,000	1,654,610
Kentucky Public Transportation Infrastructure Authority Downtown Crossing Project CAB Series C øø	0.00	7-1-2033	1,000,000	1,249,623
Kentucky Public Transportation Infrastructure Authority Downtown Crossing Project CAB Series C øø	0.00	7-1-2034	2,505,000	3,119,611
				9,544,217
Utilities revenue: 1.18%
Kentucky Public Energy Authority Gas Supply Series A2	4.00	4-1-2048	8,190,000	8,949,051
Kentucky Public Energy Authority Gas Supply Series B	4.00	1-1-2049	23,250,000	25,824,133
Kentucky Public Energy Authority Gas Supply Series C	4.00	12-1-2049	5,385,000	6,058,399
Kentucky Public Energy Authority Gas Supply Series C-1	4.00	2-1-2050	21,000,000	25,022,407
				65,853,990
				91,143,639
Louisiana: 0.61%
Airport revenue: 0.33%
New Orleans LA Aviation Board AMT Series B (AGM Insured)	5.00	1-1-2033	3,000,000	3,426,240
New Orleans LA Aviation Board AMT Series B	5.00	1-1-2034	4,500,000	5,136,014
New Orleans LA Aviation Board General Airport North Terminal Project Series 2017B	5.00	1-1-2048	1,145,000	1,355,807
The accompanying notes are an integral part of these financial statements.

Wells Fargo Municipal Bond Fund  |  33

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Airport revenue (continued)
New Orleans LA Aviation Board Gulf Opportunity Zone Consolidated Rental Car Project (AGM Insured)	5.00%	1-1-2036	$ 1,750,000	$ 2,149,523
New Orleans LA Aviation Board Gulf Opportunity Zone Consolidated Rental Car Project (AGM Insured)	5.00	1-1-2037	1,750,000	2,145,176
New Orleans LA Aviation Board Gulf Opportunity Zone Consolidated Rental Car Project (AGM Insured)	5.00	1-1-2038	1,500,000	1,835,655
Port of New Orleans LA AMT Series E	5.00	4-1-2040	2,000,000	2,486,653
				18,535,068
GO revenue: 0.01%
New Orleans LA (FGIC Insured)	5.50	12-1-2021	720,000	735,690
Miscellaneous revenue: 0.04%
Louisiana Local Government Environmental Facilities and CDA Jefferson Parish Gomesa Project 144A	4.00	11-1-2044	1,880,000	2,052,380
Water & sewer revenue: 0.23%
East Baton Rouge LA Refunding Bonds Multi Modal Series A	1.30	2-1-2041	6,075,000	6,225,180
New Orleans LA Series B (AGM Insured)	4.00	6-1-2038	350,000	412,942
New Orleans LA Series B (AGM Insured)	4.00	6-1-2039	400,000	470,820
New Orleans LA Series B (AGM Insured)	4.00	6-1-2040	350,000	411,285
New Orleans LA Series B	4.00	6-1-2050	1,200,000	1,381,522
New Orleans LA Series B	5.00	6-1-2045	1,500,000	1,871,756
Shreveport LA Series B (AGM Insured)	4.00	12-1-2036	730,000	844,742
Shreveport LA Series B (AGM Insured)	4.00	12-1-2044	1,000,000	1,139,608
				12,757,855
				34,080,993
Maine: 0.23%
Health revenue: 0.23%
Maine HEFA Mainehealth Series A	4.00	7-1-2040	1,700,000	2,015,719
Maine HEFA Mainehealth Series A	4.00	7-1-2045	4,500,000	5,275,543
Maine HEFA Series A (AGM Insured)	4.00	7-1-2046	500,000	593,797
Maine HEFA Series A (AGM Insured)	4.00	7-1-2050	1,000,000	1,182,615
Maine HEFA Series A	5.00	7-1-2028	1,445,000	1,764,374
Maine HEFA Series A	5.00	7-1-2029	1,535,000	1,962,582
				12,794,630
Maryland: 1.03%
Education revenue: 0.34%
Maryland Economic Development Corporation Salisbury University Project	5.00	6-1-2027	235,000	244,100
Maryland Economic Development Corporation Salisbury University Project	5.00	6-1-2030	200,000	207,015
Prince George's County MD Chesapeake Lighthouse Charter School Project Series 2016-A	5.75	8-1-2033	1,585,000	1,746,386
Prince George's County MD Chesapeake Lighthouse Charter School Project Series 2016-A 144A	6.90	8-1-2041	8,480,000	9,775,995
Prince George's County MD Chesapeake Lighthouse Charter School Project Series 2016-A	7.00	8-1-2046	6,085,000	6,929,768
				18,903,264
The accompanying notes are an integral part of these financial statements.

34  |  Wells Fargo Municipal Bond Fund

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Health revenue: 0.22%
Maryland HEFA Frederick Health System	4.00%	7-1-2045	$ 745,000	$ 870,712
Maryland HEFA Frederick Health System	4.00	7-1-2050	850,000	984,961
Tender Option Bond Trust Receipts/Certificates (Deutsche Bank LIQ) 144Aø	0.10	8-15-2042	10,590,000	10,590,000
				12,445,673
Miscellaneous revenue: 0.40%
Baltimore MD Public Schools Construction & Revitalization Program	5.00	5-1-2041	6,000,000	7,277,396
Maryland Economic Development Corporation Special Obligation Covington Project	4.00	9-1-2050	2,500,000	2,881,710
Maryland Series A	4.00	3-15-2034	10,000,000	12,328,256
				22,487,362
Water & sewer revenue: 0.07%
Baltimore MD Water Projects Series A	4.00	7-1-2039	500,000	603,092
Baltimore MD Water Projects Series A	4.00	7-1-2040	500,000	602,081
Baltimore MD Water Projects Series A	4.00	7-1-2045	2,000,000	2,377,423
				3,582,596
				57,418,895
Massachusetts: 3.07%
Airport revenue: 0.42%
Massachusetts AMT Series B	4.00	7-1-2046	1,750,000	1,964,554
Massachusetts Port Authority AMT Series E	5.00	7-1-2046	16,840,000	21,629,626
				23,594,180
Education revenue: 0.17%
Lowell MA Collegiate Charter School Revenue	5.00	6-15-2039	1,000,000	1,113,796
Lowell MA Collegiate Charter School Revenue	5.00	6-15-2049	1,750,000	1,926,873
Massachusetts Development Finance Agency Lasell University Project	4.00	7-1-2040	2,000,000	2,344,996
Massachusetts Development Finance Agency Lasell University Project	4.00	7-1-2045	1,200,000	1,382,426
Massachusetts Development Finance Agency Lasell University Project	4.00	7-1-2050	1,000,000	1,142,418
Massachusetts Development Finance Agency Suffolk University Project	4.00	7-1-2046	1,000,000	1,182,608
Massachusetts Educational Financing Authority Series I	6.00	1-1-2028	285,000	290,280
				9,383,397
GO revenue: 0.19%
Massachusetts	5.00	3-1-2041	7,500,000	8,391,620
Massachusetts Series E	5.25	9-1-2048	1,765,000	2,253,086
				10,644,706
Health revenue: 0.12%
Massachusetts Development Finance Agency Revenue Massachusetts General/Brigham & Women's Hospital Series A-2	4.00	7-1-2040	1,000,000	1,183,941
Massachusetts Development Finance Agency Revenue Massachusetts General/Brigham & Women's Hospital Series A-2	4.00	7-1-2041	1,200,000	1,417,355
The accompanying notes are an integral part of these financial statements.

Wells Fargo Municipal Bond Fund  |  35

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Health revenue (continued)
Massachusetts Development Finance Agency Wellforce Incorporated Series C (AGM Insured)	4.00%	10-1-2045	$ 2,500,000	$ 2,939,435
Massachusetts HEFA Partners Healthcare Systems Series F3 (TD Bank NA LOC) ø	0.02	7-1-2040	855,000	855,000
				6,395,731
Miscellaneous revenue: 0.20%
Massachusetts Series A	5.00	12-1-2036	10,850,000	11,069,934
Tax revenue: 1.00%
Massachusetts Series F	5.00	11-1-2041	5,000,000	6,261,638
Massachusetts Transportation Fund Revenue Rail Enhancement & Accelerated Bridge Programs Series A	5.00	6-1-2047	6,485,000	7,993,854
Massachusetts Transportation Fund Revenue Rail Enhancement & Accelerated Bridge Programs Series A	5.00	6-1-2048	11,510,000	14,430,875
Massachusetts Transportation Fund Revenue Rail Enhancement & Accelerated Bridge Programs Series A	5.00	6-1-2049	21,500,000	27,252,310
				55,938,677
Water & sewer revenue: 0.97%
Massachusetts Water Resources Authority General Revenue Refunding Bonds Series B (AGM Insured)	5.25	8-1-2036	19,180,000	29,282,555
Massachusetts Water Resources Authority General Revenue Refunding Bonds Series B (AGM Insured)	5.25	8-1-2038	16,000,000	24,927,390
				54,209,945
				171,236,570
Michigan: 3.48%
Airport revenue: 0.13%
Wayne County MI Airport Authority AMT	5.00	12-1-2029	6,000,000	7,058,448
Education revenue: 0.35%
Michigan Finance Authority Limited Obligation Public School Holly Academy	8.00	10-1-2040	1,350,000	1,366,329
Michigan Finance Authority Limited Obligation Public School Madison Academy Project Series A	8.00	12-1-2030	1,135,000	1,138,797
Michigan Finance Authority Limited Obligation Public School Madison Academy Project Series A	8.25	12-1-2039	2,220,000	2,226,774
Michigan Finance Authority Limited Obligation Refunding Bond Public School Academy Bradford	4.30	9-1-2030	1,280,000	1,368,962
Michigan Finance Authority Limited Obligation Refunding Bond Public School Academy Bradford	4.80	9-1-2040	1,205,000	1,290,709
Michigan Finance Authority Limited Obligation Refunding Bond Public School Academy Bradford	5.00	9-1-2050	4,530,000	4,845,741
Michigan Public Educational Facilities Authority Limited Obligation Crescent Academy Project	7.00	10-1-2036	1,082,500	1,085,122
Michigan Public Educational Facilities Authority Limited Obligation Madison Academy Project	8.38	12-1-2030	2,085,000	2,092,594
Michigan Public Educational Facilities Authority Limited Obligation Madison Academy Project	8.63	12-1-2039	4,170,000	4,183,957
				19,598,985
The accompanying notes are an integral part of these financial statements.

36  |  Wells Fargo Municipal Bond Fund

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
GO revenue: 0.14%
Livonia MI Public Schools School District Building & Site Series I	5.00%	5-1-2026	$ 1,075,000	$ 1,168,612
Livonia MI Public Schools School District Building & Site Series I	5.00	5-1-2028	1,450,000	1,576,267
Livonia MI Public Schools School District Building & Site Series I	5.00	5-1-2029	1,350,000	1,467,559
Livonia MI Public Schools School District Building & Site Series I	5.00	5-1-2030	1,775,000	1,929,568
Livonia MI Public Schools School District Building & Site Series I	5.00	5-1-2031	1,425,000	1,549,090
				7,691,096
Health revenue: 0.05%
Kentwood MI EDA Limited Obligation Holland Home Project %%	4.00	11-15-2031	1,000,000	1,106,015
Kentwood MI EDA Limited Obligation Holland Home Project %%	4.00	11-15-2043	750,000	807,690
Kentwood MI EDA Limited Obligation Holland Home Project %%	4.00	11-15-2045	750,000	830,803
				2,744,508
Miscellaneous revenue: 1.06%
Michigan Building Authority Refunding Facilities Program Bond Series I	5.00	4-15-2041	13,000,000	15,447,147
Michigan Finance Authority Charter Company Wayne Criminal Justice Center Project	4.00	11-1-2048	6,000,000	6,885,515
Michigan Finance Authority Local Government Loan Program City of Detroit Financial Recovery Refunding Bonds Series F	4.50	10-1-2029	7,000,000	7,283,667
Michigan Finance Authority Local Government Loan Program Series H-1	5.00	10-1-2031	1,340,000	1,531,996
Michigan Finance Authority Local Government Loan Program Series H-1	5.00	10-1-2032	2,000,000	2,288,134
Michigan Finance Authority Local Government Loan Program Series H-1	5.00	10-1-2033	2,975,000	3,402,543
Michigan Finance Authority Local Government Loan Program Series H-1	5.00	10-1-2034	6,615,000	7,560,354
Michigan Finance Authority Local Government Loan Program Series H-1	5.00	10-1-2039	7,955,000	9,049,202
Michigan Municipal Bond Authority Local Government Loan Program Series A (Ambac Insured)	4.00	11-1-2021	20,000	20,119
Michigan Municipal Bond Authority Local Government Loan Program Series B Group A (Ambac Insured)	5.25	12-1-2023	920,000	922,054
Michigan Municipal Bond Authority Local Government Loan Program Series C (Ambac Insured)	4.75	5-1-2027	4,610,000	4,617,889
				59,008,620
Tax revenue: 0.48%
Detroit MI Downtown Development Authority Tax Increment Revenue Refunding Bonds Catalyst Development Project Series A (AGM Insured)	5.00	7-1-2021	400,000	400,000
The accompanying notes are an integral part of these financial statements.

Wells Fargo Municipal Bond Fund  |  37

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Tax revenue (continued)
Michigan Finance Authority Local Government Loan Program Public Lighting Authority Refunding Bonds Series B (NPFGC Insured)	5.00%	7-1-2044	$16,845,000	$ 18,015,087
Michigan Finance Authority Refunding Bond Local Government Loan Program Public Lighting Authority Series B	5.00	7-1-2039	7,895,000	8,485,827
				26,900,914
Utilities revenue: 0.06%
Michigan Strategic Fund Limited Obligation Detroit Edison Company Exempt Facilities Project	1.45	8-1-2029	3,500,000	3,506,881
Water & sewer revenue: 1.21%
Great Lakes Michigan Water Authority Sewage Disposal System Series 2016-C	5.00	7-1-2036	8,500,000	10,208,721
Great Lakes Michigan Water Authority Water Supply System Series 2016-D	4.00	7-1-2032	11,000,000	12,576,010
Great Lakes Michigan Water Authority Water Supply System Series 2016-D (AGM Insured)	4.00	7-1-2033	11,000,000	12,540,887
Michigan Finance Authority Local Government Loan Program Detroit Refunding Bond Series D-4	5.00	7-1-2031	6,500,000	7,365,373
Michigan Finance Authority Local Government Loan Program Detroit Refunding Bond Series D-6 (NPFGC Insured)	5.00	7-1-2036	3,250,000	3,662,978
Michigan Finance Authority Local Government Loan Program Series C (NPFGC Insured)	5.00	7-1-2025	2,000,000	2,282,993
Michigan Finance Authority Local Government Loan Program Series C (NPFGC Insured)	5.00	7-1-2026	1,945,000	2,220,211
Michigan Finance Authority Local Government Loan Program Series C (NPFGC Insured)	5.00	7-1-2027	2,260,000	2,579,782
Michigan Finance Authority Local Government Loan Program Series C (NPFGC Insured)	5.00	7-1-2028	3,480,000	3,966,792
Michigan Finance Authority Local Government Loan Program Series C (NPFGC Insured)	5.00	7-1-2032	5,750,000	6,502,649
Michigan Finance Authority Local Government Loan Program Series C (NPFGC Insured)	5.00	7-1-2035	2,000,000	2,330,188
Michigan Finance Authority Refunding Bond Local Government Loan Program Detroit Series D-6 (NPFGC Insured)	5.00	7-1-2027	1,000,000	1,141,497
				67,378,081
				193,887,533
Minnesota: 0.41%
GO revenue: 0.01%
Shakopee MN Independent School District #720 Capital Facilities (State School District Credit Program Insured)	4.00	2-1-2030	225,000	258,893
Shakopee MN Independent School District #720 Capital Facilities (State School District Credit Program Insured)	4.00	2-1-2032	240,000	274,430
				533,323
The accompanying notes are an integral part of these financial statements.

38  |  Wells Fargo Municipal Bond Fund

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Health revenue: 0.32%
Minneapolis MN Fairview Health Services Series 2018A	4.00%	11-15-2048	$ 2,315,000	$ 2,644,642
Shakopee MN Senior Housing Revenue Benedictine Living Community LLC Project 144A	5.85	11-1-2058	14,000,000	15,195,242
				17,839,884
Utilities revenue: 0.08%
Rochester MN Electric Utility Revenue Refunding Bond Series A	5.00	12-1-2042	3,895,000	4,660,075
				23,033,282
Mississippi: 0.15%
Water & sewer revenue: 0.15%
Mississippi Development Bank Special Obligation Jackson Water & Sewer System Project Series A (AGM Insured)	5.00	9-1-2030	8,070,000	8,468,066
Missouri: 0.63%
GO revenue: 0.10%
St. Louis MO Special Administrative Board of The St. Louis School District	4.00	4-1-2030	4,840,000	5,557,855
Miscellaneous revenue: 0.47%
Kansas City MO IDA	5.00	3-1-2037	3,000,000	3,740,915
Kansas City MO IDA Series B (AGM Insured)	5.00	3-1-2049	18,075,000	22,220,559
				25,961,474
Tax revenue: 0.06%
Blue Springs MO Special Obligation Tax Improvement & Refunding Bonds Adams Farm Project Series A	4.00	6-1-2026	3,540,000	3,627,822
				35,147,151
Nebraska: 0.36%
Health revenue: 0.03%
Douglas County NE Hospital Authority Series 2	4.00	11-15-2040	1,150,000	1,370,592
Utilities revenue: 0.33%
Central Plains Energy Project Nebraska Refunding Bond Project #3	5.00	9-1-2033	6,000,000	8,161,926
Central Plains Energy Project Nebraska Refunding Bond Project #3 Series 2012	5.25	9-1-2037	1,800,000	1,903,090
Nebraska Central Plains Energy Gas Project #3	5.00	9-1-2027	1,020,000	1,075,212
Tender Option Bond Trust Receipts/Certificates Series 2016 XF1053 (Deutsche Bank LIQ) 144Aø	0.10	2-1-2049	7,345,000	7,345,000
				18,485,228
				19,855,820
Nevada: 2.21%
GO revenue: 2.20%
Clark County NV Refunding Bond Limited Tax	4.00	7-1-2032	6,000,000	6,992,164
Clark County NV School District Series A (AGM Insured)	4.00	6-15-2035	9,585,000	11,011,610
Clark County NV School District Series A (AGM Insured)	4.00	6-15-2036	850,000	1,021,753
Clark County NV School District Series A (AGM Insured)	4.00	6-15-2037	900,000	1,078,900
The accompanying notes are an integral part of these financial statements.

Wells Fargo Municipal Bond Fund  |  39

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
GO revenue (continued)
Clark County NV School District Series A (AGM Insured)	4.00%	6-15-2038	$ 850,000	$ 1,016,664
Clark County NV School District Series A (AGM Insured)	4.00	6-15-2039	1,000,000	1,193,237
Clark County NV School District Series A (AGM Insured)	5.00	6-15-2030	875,000	1,161,589
Clark County NV School District Series A (AGM Insured)	5.00	6-15-2032	900,000	1,185,189
Clark County NV School District Series A (AGM Insured)	5.00	6-15-2033	825,000	1,079,843
Clark County NV School District Series A (AGM Insured)	5.00	6-15-2034	950,000	1,239,918
Clark County NV School District Series A (AGM Insured)	5.00	6-15-2035	1,000,000	1,303,257
Clark County NV Series A	5.00	6-1-2043	9,360,000	11,483,054
Clark County NV Series A	5.00	5-1-2048	50,215,000	61,279,052
Henderson NV Limited Tax Utillity System Series A-1	4.00	6-1-2045	9,140,000	10,924,940
Henderson NV Series B-1	4.00	6-1-2039	4,060,000	4,878,591
Henderson NV Series B-1	4.00	6-1-2040	3,340,000	4,006,753
Las Vegas NV Series A	4.00	2-1-2038	1,335,000	1,559,069
				122,415,583
Miscellaneous revenue: 0.01%
Las Vegas NV Special Improvement District #60 Local Improvement	5.00	6-1-2022	330,000	341,637
Las Vegas NV Special Improvement District #60 Local Improvement	5.00	6-1-2023	260,000	278,738
Las Vegas NV Special Improvement District #60 Local Improvement	5.00	6-1-2024	135,000	148,443
				768,818
				123,184,401
New Hampshire: 0.22%
Health revenue: 0.08%
New Hampshire HEFA Kendal at Hanover Project Series B (TD Bank NA LOC) ø	0.03	10-1-2030	4,405,000	4,405,000
Housing revenue: 0.14%
New Hampshire National Finance Authority Municipal Certificates Series A	4.13	1-20-2034	6,376,532	7,675,426
				12,080,426
New Jersey: 4.13%
Airport revenue: 0.03%
South Jersey Port Corporation Marine Terminal Refunding Bond Series 2016S	5.00	1-1-2039	1,350,000	1,552,325
Education revenue: 0.20%
Atlantic City NJ Improvement Authority Stockton University Project (AGM Insured)	4.00	7-1-2047	750,000	891,399
New Jersey Educational Facilities Authority Higher Education Facilities Trust Fund	5.00	6-15-2025	5,830,000	6,603,924
Rutgers NJ State University Series L	5.00	5-1-2033	3,560,000	3,873,442
				11,368,765
GO revenue: 0.38%
Bayonne NJ School Refunding Bonds (AGM Insured)	5.00	7-15-2023	2,505,000	2,740,425
Newark NJ Qualified General Improvement Series A	5.00	7-15-2025	5,000,000	5,752,747
Newark NJ Qualified General Improvement Series A	5.00	7-15-2026	2,205,000	2,528,143
Newark NJ Qualified General Improvement Series A	5.00	7-15-2027	6,035,000	6,894,939
The accompanying notes are an integral part of these financial statements.

40  |  Wells Fargo Municipal Bond Fund

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
GO revenue (continued)
Newark NJ Qualified General Improvement Series A	5.25%	7-15-2024	$ 1,325,000	$ 1,490,754
Newark NJ Qualified General Improvement Series B	5.00	7-15-2025	385,000	442,961
Newark NJ Qualified General Improvement Series B	5.00	7-15-2026	395,000	452,952
Newark NJ Qualified General Improvement Series B	5.00	7-15-2027	405,000	462,701
Newark NJ Qualified General Improvement Series B	5.25	7-15-2024	375,000	421,911
				21,187,533
Industrial development revenue: 0.19%
New Jersey EDA	5.00	3-1-2025	4,000,000	4,310,939
New Jersey EDA Continental Airlines Incorporated Project	5.25	9-15-2029	5,960,000	6,301,058
				10,611,997
Miscellaneous revenue: 1.41%
New Jersey EDA Motor Vehicle Surcharge Revenue Refunding Bonds Series A	3.13	7-1-2029	2,620,000	2,644,005
New Jersey EDA Revenue Prerefunded Refunding Bonds School Facilities	5.00	3-1-2026	580,000	598,777
New Jersey EDA Revenue Unrefunded Refunding Bonds School Facilities	5.00	3-1-2026	3,645,000	3,757,668
New Jersey EDA School Facilities Construction Refunding Bond Series NN	5.00	3-1-2026	11,000,000	11,845,452
New Jersey Tender Option Bond Trust Receipts/Floater Certificates Series 2016-XM0226 (BHAC/NPFGC Insured, Bank of America NA LIQ) 144Aø	0.07	7-1-2026	4,000,000	4,000,000
New Jersey Tender Option Bond Trust Receipts/Floater Certificates Series 2018-XG0205 (Barclays Bank plc LOC, Barclays Bank plc LIQ) 144Aø	0.06	6-15-2050	14,635,000	14,635,000
New Jersey TTFA Series A ¤	0.00	12-15-2039	10,000,000	6,302,513
New Jersey TTFA Series A (NPFGC Insured)	5.75	6-15-2023	2,000,000	2,216,342
New Jersey TTFA Series A (NPFGC Insured)	5.75	6-15-2025	10,000,000	12,061,950
Newark NJ Housing Authority Port Newark Marine Terminal Rental Refunding Bond Newark Redevelopment Project (NPFGC Insured)	5.00	1-1-2032	7,620,000	9,134,032
Newark NJ Housing Authority Port Newark Marine Terminal Rental Refunding Bond Newark Redevelopment Project (NPFGC Insured)	5.25	1-1-2024	1,225,000	1,332,823
Union County NJ Utilities Authority Refunding Bond AMT Covanta Union Series A	5.25	12-1-2031	10,000,000	10,205,886
				78,734,448
Tax revenue: 0.75%
New Jersey Covid-19 Emergency Series A	4.00	6-1-2032	12,050,000	15,201,471
New Jersey Garden State Preservation Trust Open & Farmland Series A (AGM Insured)	5.75	11-1-2028	15,000,000	18,489,113
New Jersey TTFA Series AA	5.00	6-15-2039	3,000,000	3,830,259
New Jersey TTFA Series AA	5.00	6-15-2045	3,500,000	4,411,745
				41,932,588
Transportation revenue: 1.17%
New Jersey TTFA CAB Series A ¤	0.00	12-15-2026	1,150,000	1,066,212
New Jersey TTFA CAB Series A ¤	0.00	12-15-2028	10,100,000	8,899,155
New Jersey TTFA CAB Series A ¤	0.00	12-15-2029	11,875,000	10,165,422
New Jersey TTFA CAB Series A ¤	0.00	12-15-2031	4,500,000	3,632,290
New Jersey TTFA CAB Series A %%	5.00	6-15-2038	2,000,000	2,478,849
New Jersey TTFA CAB Transportation System Series A ¤	0.00	12-15-2030	8,000,000	6,651,810
The accompanying notes are an integral part of these financial statements.

Wells Fargo Municipal Bond Fund  |  41

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Transportation revenue (continued)
New Jersey TTFA Series A	5.00%	6-15-2038	$ 4,285,000	$ 4,477,304
New Jersey TTFA Series A	5.00	6-15-2042	2,040,000	2,131,552
New Jersey TTFA Series AA	4.00	6-15-2045	2,195,000	2,561,248
New Jersey TTFA Series AA	5.00	6-15-2044	1,000,000	1,113,073
New Jersey TTFA Series AA	5.25	6-15-2033	10,000,000	10,882,995
New Jersey TTFA Transportation System Series A	5.00	12-15-2036	1,500,000	1,865,766
New Jersey TTFA Transportation System Series C	5.25	6-15-2032	8,000,000	9,240,082
				65,165,758
				230,553,414
New Mexico: 0.13%
Housing revenue: 0.00%
New Mexico Mortgage Finance Authority Single-Family Mortgage Revenue Class I (GNMA / FNMA / FHLMC Insured)	5.35	3-1-2030	245,000	245,714
Utilities revenue: 0.13%
Farmington NM Public Service Company of New Mexico San Juan Project Series A ø	0.08	6-1-2040	1,045,000	1,045,000
New Mexico Municipal Energy Acquisition Authority Gas Supply Revenue Refunding Bonds and Acquisition Subordinated Series A (Royal Bank of Canada LIQ)	5.00	11-1-2039	5,140,000	5,977,369
				7,022,369
				7,268,083
New York: 10.55%
Airport revenue: 0.80%
New York Transportation Development Corporation Special Facilities Revenue Terminal 4 John F Kennedy International Airport	3.00	8-1-2031	2,000,000	2,119,747
New York Transportation Development Corporation Special Facilities Revenue Terminal 4 John F Kennedy International Airport	4.00	12-1-2039	700,000	830,307
New York Transportation Development Corporation Special Facilities Revenue Terminal 4 John F Kennedy International Airport	4.00	12-1-2040	900,000	1,065,684
New York Transportation Development Corporation Special Facilities Revenue Terminal 4 John F Kennedy International Airport	5.00	12-1-2032	1,000,000	1,301,441
New York Transportation Development Corporation Special Facilities Revenue Terminal 4 John F Kennedy International Airport	5.00	12-1-2035	1,850,000	2,425,654
New York Transportation Development Corporation Special Facilities Revenue Terminal 4 John F Kennedy International Airport	5.00	12-1-2036	1,750,000	2,290,938
New York Transportation Development Corporation Special Facilities Revenue Terminal 4 John F Kennedy International Airport	5.00	12-1-2037	700,000	900,357
New York Transportation Development Corporation Special Facilities Revenue Terminal 4 John F Kennedy International Airport	5.00	12-1-2037	1,750,000	2,284,566
Port Authority of New York & New Jersey Series 193	5.00	10-15-2028	1,760,000	2,071,756
Port Authority of New York & New Jersey Series 205	5.25	11-15-2039	16,580,000	20,990,784
The accompanying notes are an integral part of these financial statements.

42  |  Wells Fargo Municipal Bond Fund

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Airport revenue (continued)
Port Authority of New York & New Jersey Series 211	5.00%	9-1-2048	$ 2,000,000	$ 2,466,338
Port Authority of New York & New Jersey Series 221	4.00	7-15-2045	5,000,000	5,883,252
				44,630,824
Education revenue: 0.57%
Hempstead NY Local Development Corporation The Academy Charter School Project Series A	4.60	2-1-2051	5,000,000	5,110,126
Hempstead Town NY Local Development Corporation The Academy Charter School Project Series A	5.73	2-1-2050	10,030,000	11,461,530
New York Dormitory Authority Barnard College Series A	4.00	7-1-2045	1,270,000	1,480,693
New York Dormitory Authority Barnard College Series A	4.00	7-1-2049	1,000,000	1,162,015
New York Dormitory Authority New York University Series A	5.00	7-1-2049	4,265,000	5,421,195
New York Dormitory Authority St. John's University Series A	4.00	7-1-2048	2,000,000	2,395,169
Westchester County NY Local Development Pace University Series B øø	0.31	5-1-2044	5,000,000	5,000,000
				32,030,728
GO revenue: 0.66%
New York NY Fiscal 2020 Subordinate Bond Series B-1	4.00	8-1-2039	3,000,000	3,601,351
New York NY Fiscal 2020 Subordinate Bond Series B-1	5.00	10-1-2038	2,650,000	3,386,643
New York NY Fiscal 2020 Subordinate Bond Series C	4.00	8-1-2037	8,800,000	10,630,204
New York NY Series F-1	5.00	3-1-2032	3,000,000	3,241,697
New York NY Series S-2	5.00	7-15-2041	13,805,000	16,109,140
				36,969,035
Health revenue: 0.20%
Nassau County NY Local Economic Catholic Health Services	5.00	7-1-2021	7,000,000	7,000,000
Tender Option Bond Trust/Floater Certificates Series 2020-XG0294 (FHA Insured, Bank of America NA LIQ) 144Aø	0.07	2-1-2050	4,200,000	4,200,000
				11,200,000
Industrial development revenue: 0.67%
New York Liberty Development Corporation Refunding Bonds	2.80	9-15-2069	1,000,000	1,026,052
New York Transportation Development Corporation New York State Thruway Service Areas Project	4.00	10-31-2041	2,000,000	2,359,033
New York Transportation Development Corporation New York State Thruway Service Areas Project	4.00	10-31-2046	1,500,000	1,757,644
New York Transportation Development Corporation Special Delta Air Lines Incorporated LaGuardia	5.00	10-1-2035	20,000,000	25,922,598
New York Transportation Development Corporation Special Facilities Revenue AMT	5.00	1-1-2032	5,000,000	6,139,305
				37,204,632
Miscellaneous revenue: 0.11%
New York Dormitory Authority Non-State Supported School Districts Bond Financing Program Series A (AGM Insured)	5.00	10-1-2034	1,750,000	2,218,144
New York Dormitory Authority Non-State Supported School Districts Bond Financing Program Series A (AGM Insured)	5.00	10-1-2035	1,000,000	1,266,494
The accompanying notes are an integral part of these financial statements.

Wells Fargo Municipal Bond Fund  |  43

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Miscellaneous revenue (continued)
New York NY IDA Queens Baseball Stadium Project (AGM Insured)	4.00%	1-1-2032	$ 1,000,000	$ 1,235,321
New York NY IDA Queens Baseball Stadium Project (AGM Insured)	5.00	1-1-2031	1,000,000	1,336,480
				6,056,439
Tax revenue: 3.42%
New York Dormitory Authority Series A	5.00	2-15-2034	3,790,000	4,600,943
New York Dormitory Authority Series D	4.00	2-15-2037	4,480,000	5,355,488
New York Dormitory Authority State Personal Income Tax General Purpose Series D	4.00	2-15-2047	14,000,000	16,401,731
New York Dormitory Authority State Personal Income Tax Series B	5.00	2-15-2045	7,330,000	8,408,599
New York Dormitory Authority State Personal Income Tax Series D	4.00	2-15-2038	5,000,000	5,964,064
New York Dormitory Authority State Personal Income Tax Series E	5.00	2-15-2044	10,000	11,651
New York Dormitory Authority State Personal Income Tax Series E	5.00	2-15-2044	9,590,000	11,004,855
New York Dormitory Authority State Personal Income Tax Unrefunded Bonds General Purpose Series D	5.00	3-15-2042	1,500,000	1,549,352
New York NY Transitional Finance Authority Building Aid Revenue Fiscal 2019 Subordinate Bond Series S 3 A	4.00	7-15-2038	4,500,000	5,282,503
New York NY Transitional Finance Authority Building Aid Revenue Fiscal Year 2015 Series S1	5.00	7-15-2040	3,155,000	3,626,648
New York NY Transitional Finance Authority Future Tax Secured Revenue Series A2	5.00	8-1-2037	12,140,000	15,105,387
New York NY Transitional Finance Authority Future Tax Secured Revenue Series I	5.00	5-1-2033	5,395,000	5,852,108
New York NY Transitional Finance Authority Future Tax Secured Subordinate Bond	4.00	11-1-2035	5,000,000	6,114,384
New York NY Transitional Finance Authority Future Tax Secured Subordinate Bond	4.00	11-1-2045	4,000,000	4,742,684
New York NY Transitional Finance Authority Future Tax Secured Subordinate Bond	5.00	5-1-2038	5,000,000	6,383,069
New York NY Transitional Finance Authority Future Tax Secured Subordinate Bond Series A	5.00	8-1-2031	17,075,000	19,461,745
New York NY Transitional Finance Authority Future Tax Secured Subordinate Bond Series F1	5.00	5-1-2042	2,390,000	2,929,281
New York Urban Development Corporation Personal Income Tax General Purpose	4.00	3-15-2045	10,000,000	11,824,043
New York Urban Development Corporation Personal Income Tax General Purpose	4.00	3-15-2045	35,560,000	42,046,297
Triborough NY Bridge & Tunnel Authority Subordinated Bond Series A1	4.00	5-15-2046	3,500,000	4,232,802
Triborough NY Bridge & Tunnel Authority Subordinated Bond Series A1	5.00	5-15-2051	7,750,000	10,107,770
				191,005,404
Tobacco revenue: 0.01%
Suffolk NY Tobacco Securitization Corporation Series B	4.50	6-1-2026	520,000	532,519
Transportation revenue: 1.28%
New York Metropolitan Transportation Authority BAN	4.00	2-1-2022	1,670,000	1,706,059
New York Metropolitan Transportation Authority Refunding Bond Series A	5.00	11-15-2030	950,000	1,006,635
The accompanying notes are an integral part of these financial statements.

44  |  Wells Fargo Municipal Bond Fund

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Transportation revenue (continued)
New York Metropolitan Transportation Authority Revenue Various Refunding Bonds Transportation Subordinated Series G3 (SIFMA Municipal Swap +0.43%) ±	0.46%	11-1-2031	$15,000,000	$ 14,826,038
New York Metropolitan Transportation Authority Series D	5.00	11-15-2029	20,000,000	21,166,808
New York Metropolitan Transportation Authority Subordinated Bond Series A1	5.00	11-15-2048	7,300,000	8,346,056
Tender Option Bond Trust Receipts/Certificates (Morgan Stanley Bank LIQ) 144Aø	0.21	1-1-2053	4,250,000	4,250,000
Triborough Bridge & Tunnel Authority	5.00	11-15-2049	7,750,000	10,007,265
Triborough NY Bridge & Tunnel Authority Subordinated Bond series B2 (State Street Bank & Trust Company LOC) ø	0.06	1-1-2032	10,000,000	10,000,000
				71,308,861
Utilities revenue: 0.63%
New York Utility Debt Securitization Authority Restructuring Bonds	5.00	12-15-2032	22,785,000	27,108,668
New York Utility Debt Securitization Authority Restructuring Bonds	5.00	12-15-2037	3,780,000	4,479,013
New York Utility Debt Securitization Authority Restructuring Bonds	5.00	12-15-2040	2,870,000	3,598,046
				35,185,727
Water & sewer revenue: 2.20%
New York Environmental Facilities Corporation Municipal Water Trust	4.00	6-15-2049	5,000,000	5,886,849
New York Environmental Facilities Corporation Municipal Water Trust	5.00	6-15-2048	10,035,000	12,534,575
New York NY Municipal Water Finance Authority 2nd General Resolution Series 2018	5.00	6-15-2048	3,000,000	3,701,931
New York NY Municipal Water Finance Authority 2nd General Resolution Series AA	5.00	6-15-2035	25,000,000	32,390,863
New York NY Municipal Water Finance Authority 2nd General Resolution Series BB	5.00	6-15-2044	30,265,000	30,925,065
New York NY Municipal Water Finance Authority 2nd General Resolution Series BB	5.00	6-15-2047	2,330,000	2,492,961
New York NY Municipal Water Finance Authority Water and Sewer System Revenue Second General Resolution	4.00	6-15-2042	15,000,000	17,978,346
New York NY Water Finance Authority Series DD	5.25	6-15-2047	11,490,000	14,225,062
Western Nassau County NY Water Authority Series A	4.00	4-1-2046	1,100,000	1,323,297
Western Nassau County NY Water Authority Series A	4.00	4-1-2051	1,000,000	1,197,113
				122,656,062
				588,780,231
North Carolina: 0.96%
Airport revenue: 0.08%
Raleigh Durham NC Airport Authority Refunding AMT Series A	5.00	5-1-2035	3,400,000	4,369,691
Education revenue: 0.13%
North Carolina Capital Facilities Finance Agency Forest University Series 2016	5.00	1-1-2033	1,000,000	1,198,279
North Carolina Capital Facilities Finance Agency Meredith College Series 2018	5.00	6-1-2038	500,000	575,512
The accompanying notes are an integral part of these financial statements.

Wells Fargo Municipal Bond Fund  |  45

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Education revenue (continued)
University of North Carolina at Ashville Series 2017	5.00%	6-1-2042	$ 625,000	$ 746,387
University of North Carolina at Greensboro Series 2014	5.00	4-1-2033	2,000,000	2,232,240
University of North Carolina at Greensboro Series 2014	5.00	4-1-2039	1,620,000	1,802,948
University of North Carolina Chapel Hill Series 2009- A (TD Bank NA SPA) ø	0.03	2-1-2024	840,000	840,000
				7,395,366
Health revenue: 0.50%
Charlotte-Mecklenburg Hospital Authority Health Care Refunding Bonds Series 2018	5.00	1-15-2036	500,000	623,791
Charlotte-Mecklenburg NC Hospital Authority Atrium Health Series C	5.00	1-15-2048	20,000,000	21,556,954
North Carolina Medical Care Commission Deerfield Episcopal Retirement Community Project Series 2016	5.00	11-1-2031	1,500,000	1,773,414
North Carolina Medical Care Commission Forest Duke Project	4.00	9-1-2051	1,100,000	1,268,323
North Carolina Medical Care Commission Presbyterian Homes Project Series 2016C	4.00	10-1-2031	1,500,000	1,660,672
North Carolina Medical Care Commission Southeastern Regional Medical Center Series 2012	5.00	6-1-2026	385,000	399,188
North Carolina Medical Care Commission Southeastern Regional Medical Center Series 2012	5.00	6-1-2032	500,000	515,140
				27,797,482
Housing revenue: 0.04%
North Carolina Facilities Finance Agency The Arc of North Carolina Project Series 2017A (Department of Housing and Urban Development Insured)	5.00	10-1-2034	1,000,000	1,202,004
North Carolina Facilities Finance Agency The NCA&T University Foundation LLC Project Series 2015A (AGC Insured)	5.00	6-1-2027	1,000,000	1,159,611
				2,361,615
Miscellaneous revenue: 0.07%
Charlotte NC Certificate of Participation Equipment Acquisition and Public Facilities Series A	5.00	12-1-2026	1,160,000	1,182,831
Charlotte NC Certificate of Participation Transit Projects Series C	5.00	6-1-2030	1,000,000	1,088,508
Raleigh NC Limited Obligation Series A	5.00	10-1-2033	1,000,000	1,145,204
Wilmington NC Limited Obligation Series A	5.00	6-1-2030	400,000	482,579
				3,899,122
Transportation revenue: 0.14%
North Carolina Department of Transportation I-77 Hot Lanes Project Series 2015	5.00	6-30-2028	1,275,000	1,447,793
North Carolina Turnpike Authority Monroe Expressway Toll Revenue Bond Series 2016A	5.00	7-1-2042	500,000	574,448
North Carolina Turnpike Authority Triangle Expressway System (AGM Insured)	5.00	1-1-2049	4,500,000	5,664,474
				7,686,715
				53,509,991
The accompanying notes are an integral part of these financial statements.

46  |  Wells Fargo Municipal Bond Fund

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
North Dakota: 0.27%
Miscellaneous revenue: 0.19%
University of North Dakota Infrastructure Energy Improvement Project Green Certificates Series A	5.00%	4-1-2057	$ 9,000,000	$ 10,414,556
Water & sewer revenue: 0.08%
North Dakota PFA Revolving Fund Program Series A	5.00	10-1-2038	3,780,000	4,733,409
				15,147,965
Ohio: 2.00%
Education revenue: 0.03%
Allen County OH Port Authority	4.00	12-1-2035	650,000	749,220
Allen County OH Port Authority	4.00	12-1-2040	720,000	819,105
				1,568,325
GO revenue: 0.03%
Highland OH Local School District Medina County School Improvement Series A	5.25	12-1-2054	1,500,000	1,644,929
Health revenue: 0.88%
Cleveland Cuyahoga County OH Facilities Improvement Centers for Dialysis	5.00	12-1-2047	5,205,000	5,805,408
Franklin County OH Trinity Health Credit Group	4.00	12-1-2044	3,450,000	4,058,695
Hamilton County OH Hospital Facilties Revenue Bonds	5.00	9-15-2045	7,500,000	9,386,408
Lucas County OH Hospital Revenue Promedica Healthcare Obligation	5.25	11-15-2048	15,000,000	17,411,295
Middleburg Heights OH Hospital Revenue Refunding Facilities Southwest General Health	4.00	8-1-2041	1,100,000	1,279,704
Middleburg Heights OH Hospital Revenue Refunding Facilities Southwest General Health	4.00	8-1-2041	3,730,000	4,399,918
Middleburg Heights OH Hospital Revenue Refunding Facilities Southwest General Health	4.00	8-1-2047	3,000,000	3,434,661
Montgomery County OH Hospital Revenue Refunding Bonds	4.00	11-15-2039	3,000,000	3,389,261
				49,165,350
Miscellaneous revenue: 0.76%
Ohio Private Activity Bond AMT Portsmouth Bypass Project (AGM Insured)	5.00	12-31-2026	2,030,000	2,356,245
Ohio Private Activity Bond AMT Portsmouth Bypass Project (AGM Insured)	5.00	12-31-2028	1,610,000	1,858,460
Ohio Private Activity Bond AMT Portsmouth Bypass Project (AGM Insured)	5.00	12-31-2030	2,250,000	2,585,795
Ohio Private Activity Bond AMT Portsmouth Bypass Project (AGM Insured)	5.00	12-31-2035	12,000,000	13,720,175
Ohio Private Activity Bond AMT Portsmouth Bypass Project (AGM Insured)	5.00	12-31-2039	2,500,000	2,841,638
Ohio Series A	5.00	2-1-2036	4,265,000	5,041,212
Ohio Water Development Authority Drinking Water Assistance Fund	5.00	12-1-2035	5,390,000	6,581,450
Ohio Water Development Authority Drinking Water Assistance Fund	5.00	12-1-2036	2,000,000	2,437,356
The accompanying notes are an integral part of these financial statements.

Wells Fargo Municipal Bond Fund  |  47

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Miscellaneous revenue (continued)
Ohio Water Development Authority Fresh Water Series B	5.00%	12-1-2034	$ 1,895,000	$ 2,317,262
RiverSouth OH Lazarus Building Redevelopment Series A	5.75	12-1-2027	2,870,000	2,874,945
				42,614,538
Tax revenue: 0.11%
Franklin County OH	5.00	6-1-2048	5,000,000	6,193,891
Transportation revenue: 0.19%
Ohio Turnpike Commission CAB Series A-4 øø	0.00	2-15-2034	8,500,000	10,642,369
				111,829,402
Oklahoma: 1.05%
Airport revenue: 0.65%
Oklahoma City OK Airport Trust Series 33	5.00	7-1-2043	9,000,000	11,018,007
Oklahoma City OK Airport Trust Series 33	5.00	7-1-2047	11,500,000	14,011,819
Tulsa OK Airports Improvement Trust AMT Series A (BAM Insured)	5.00	6-1-2035	1,055,000	1,179,135
Tulsa OK Airports Improvement Trust Series A (AGM Insured)	5.00	6-1-2043	4,485,000	5,479,250
Tulsa OK Airports Improvement Trust Series A (AGM Insured)	5.25	6-1-2048	3,770,000	4,642,662
				36,330,873
Miscellaneous revenue: 0.36%
Garfield County OK Educational Facilities Authority Enid Public Schools Project Series A	5.00	9-1-2030	2,000,000	2,401,052
Garfield County OK Educational Facilities Authority Enid Public Schools Project Series A	5.00	9-1-2031	1,145,000	1,374,329
Muskogee OK Industrial Trust Educational Facilities Lease Muskogee Public Schools Project	4.00	9-1-2030	4,440,000	5,150,999
Muskogee OK Industrial Trust Educational Facilities Lease Muskogee Public Schools Project	4.00	9-1-2031	5,520,000	6,356,895
Muskogee OK Industrial Trust Educational Facilities Lease Muskogee Public Schools Project	4.00	9-1-2032	4,000,000	4,578,211
				19,861,486
Transportation revenue: 0.02%
Oklahoma Turnpike Authority Revenue Series A	5.00	1-1-2042	1,000,000	1,172,322
Water & sewer revenue: 0.02%
McGee Creek OK Authority (NPFGC Insured)	6.00	1-1-2023	1,250,000	1,317,745
				58,682,426
Oregon: 0.54%
GO revenue: 0.17%
Jackson County OR School District #005 (AGM Insured)	5.00	6-15-2030	2,560,000	3,342,975
Jackson County OR School District #005 (AGM Insured)	5.00	6-15-2031	2,125,000	2,763,628
Jackson County OR School District #005 (AGM Insured)	5.00	6-15-2032	2,350,000	3,048,535
				9,155,138
Health revenue: 0.33%
Clackamas County OR Hospital Facility Authority Senior Living Rose Ville Series A	5.13	11-15-2040	500,000	555,242
The accompanying notes are an integral part of these financial statements.

48  |  Wells Fargo Municipal Bond Fund

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Health revenue (continued)
Clackamas County OR Hospital Facility Authority Senior Living Rose Ville Series A	5.25%	11-15-2050	$ 500,000	$ 554,512
Clackamas County OR Hospital Facility Authority Senior Living Rose Ville Series A	5.38	11-15-2055	1,000,000	1,111,923
Medford OR Hospital Facilities Refunding Bonds Asante Project Series A (AGM Insured)	4.00	8-15-2045	13,650,000	16,156,904
				18,378,581
Utilities revenue: 0.04%
Eugene OR Electric Utility Revenue Series A	4.00	8-1-2045	1,260,000	1,504,470
Eugene OR Electric Utility Revenue Series A	4.00	8-1-2049	800,000	951,661
				2,456,131
				29,989,850
Pennsylvania: 4.39%
Airport revenue: 0.46%
Philadelphia PA Airport Series A (AGM Insured) %%	4.00	7-1-2046	2,000,000	2,354,839
Philadelphia PA Airport Series A	5.00	7-1-2047	9,950,000	11,909,604
Philadelphia PA Airport Series B	5.00	7-1-2029	1,000,000	1,229,754
Philadelphia PA Airport Series B	5.00	7-1-2031	750,000	916,708
Philadelphia PA Airport Series B	5.00	7-1-2042	7,860,000	9,409,482
				25,820,387
Education revenue: 0.32%
Montgomery County PA Higher Education & Health Authority Arcadia University	5.00	4-1-2024	1,540,000	1,715,251
Montgomery County PA Higher Education & Health Authority Arcadia University	5.00	4-1-2025	1,625,000	1,868,886
Pennsylvania Higher Educational Facilities Revenue Drexel University Series A (AGM Insured)	5.00	5-1-2046	4,885,000	6,211,687
Pennsylvania Tender Option Bond Trust Receipts/Floater Certificates Series 2019-XF2836 (Mizuho Capital Markets LLC LOC, Mizuho Capital Markets LLC LIQ) 144Aø	0.23	6-15-2039	3,935,000	3,935,000
Philadelphia PA IDA 1st Philadelphia Preparatory Charter School Project Series A	7.00	6-15-2033	2,000,000	2,319,056
Philadelphia PA IDA New Foundations Charter School Project	6.00	12-15-2027	275,000	296,878
Philadelphia PA IDA University Revenue Refunding Bond St. Joesph's University Project	4.00	11-1-2038	1,000,000	1,177,378
				17,524,136
GO revenue: 0.39%
Allegheny County PA West Mifflin Area School District (AGM Insured)	5.00	4-1-2025	1,180,000	1,358,041
Allegheny County PA West Mifflin Area School District (AGM Insured)	5.00	4-1-2026	1,200,000	1,421,314
Allegheny County PA West Mifflin Area School District (AGM Insured)	5.00	4-1-2027	1,000,000	1,218,363
North Pocono PA School District Notes Series A (AGM Insured)	4.00	9-15-2029	2,170,000	2,624,515
North Pocono PA School District Notes Series A (AGM Insured)	4.00	9-15-2032	1,750,000	2,091,373
Philadelphia PA School District Series A	5.00	9-1-2024	2,075,000	2,368,614
The accompanying notes are an integral part of these financial statements.

Wells Fargo Municipal Bond Fund  |  49

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
GO revenue (continued)
Philadelphia PA School District Series F	5.00%	9-1-2035	$ 3,820,000	$ 4,578,866
Williamsport PA Area School District (AGM Insured)	4.00	3-1-2032	1,440,000	1,589,025
Williamsport PA Area School District (AGM Insured)	4.00	3-1-2033	1,490,000	1,642,748
Williamsport PA Area School District (AGM Insured)	4.00	3-1-2034	1,555,000	1,714,470
Williamsport PA Area School District (AGM Insured)	4.00	3-1-2035	1,205,000	1,326,779
				21,934,108
Health revenue: 0.87%
Allegheny County PA Hospital Development Authority Series A	4.00	7-15-2039	2,250,000	2,648,732
Chester County PA HEFA Main Line Health System Series A	4.00	9-1-2050	3,500,000	4,112,911
Geisinger PA Health System Series A-1	4.00	2-15-2047	10,000,000	11,222,678
Geisinger PA Health System Series A-1	4.00	4-1-2050	8,000,000	9,321,338
Montgomery County PA HEFA Thomas Jefferson University	4.00	9-1-2035	2,750,000	3,247,895
Montgomery County PA HEFA Thomas Jefferson University	4.00	9-1-2038	1,000,000	1,173,237
Montgomery County PA HEFA Thomas Jefferson University	5.00	9-1-2031	4,100,000	5,242,354
Pennsylvania EDFA Series A-1	4.00	4-15-2045	6,500,000	7,624,625
Quakertown PA General Authority Health LifeQuest Obligated Group Series C	4.50	7-1-2027	750,000	752,392
Quakertown PA General Authority Health LifeQuest Obligated Group Series C	5.00	7-1-2032	1,000,000	1,005,403
Westmoreland County PA IDA Excela Health Project Series A	4.00	7-1-2037	625,000	744,111
Westmoreland County PA IDA Excela Health Project Series A	5.00	7-1-2029	700,000	898,661
Westmoreland County PA IDA Excela Health Project Series A	5.00	7-1-2030	550,000	717,081
				48,711,418
Industrial development revenue: 0.36%
Pennsylvania EDFA Bridges FinCo LP	5.00	12-31-2030	600,000	706,877
Pennsylvania EDFA Bridges FinCo LP	5.00	12-31-2034	16,375,000	19,167,913
				19,874,790
Miscellaneous revenue: 0.93%
Delaware Valley PA Regional Finance Authority Local Government Public Improvements Project	5.75	7-1-2032	9,425,000	13,662,424
Delaware Valley PA Regional Finance Authority Local Government Series C (Ambac Insured)	7.75	7-1-2027	4,025,000	5,629,748
Pennsylvania Finance Authority Pennsylvania Hills Project Series B (NPFGC Insured) ¤	0.00	12-1-2025	1,060,000	998,314
State Public School Building Authority Pennsylvania Philadelphia School District Project	5.00	4-1-2022	2,635,000	2,728,388
State Public School Building Authority Pennsylvania Philadelphia School District Project Series A	5.00	6-1-2024	2,250,000	2,523,047
State Public School Building Authority Pennsylvania Philadelphia School District Project Series A	5.00	6-1-2034	1,915,000	2,315,713
State Public School Building Authority Pennsylvania Philadelphia School District Project Series A	5.00	6-1-2035	16,715,000	20,153,879
Waverly Township Municipal Authority Career Technology Center (BAM Insured)	4.00	2-15-2030	1,065,000	1,243,684
The accompanying notes are an integral part of these financial statements.

50  |  Wells Fargo Municipal Bond Fund

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Miscellaneous revenue (continued)
Waverly Township Municipal Authority Career Technology Center (BAM Insured)	4.00%	2-15-2031	$ 1,110,000	$ 1,290,042
Waverly Township Municipal Authority Career Technology Center (BAM Insured)	4.00	2-15-2032	1,155,000	1,338,615
				51,883,854
Tax revenue: 0.13%
Pennsylvania Turnpike Commission Series B	5.00	12-1-2043	6,000,000	7,420,733
Transportation revenue: 0.65%
Pennsylvania Turnpike Commission Motor License Series B-2	5.00	12-1-2035	9,900,000	12,276,651
Pennsylvania Turnpike Commission Series A	5.00	12-1-2044	5,905,000	7,534,551
Pennsylvania Turnpike Commission Series A-1	5.00	12-1-2047	1,750,000	2,128,144
Pennsylvania Turnpike Commission Subordinate Bond Series A	4.00	12-1-2044	3,000,000	3,555,764
Pennsylvania Turnpike Commission Subordinate Bond Series B-1	5.00	6-1-2027	1,150,000	1,421,298
Pennsylvania Turnpike Commission Subordinate Bond Series B-1	5.00	6-1-2028	1,450,000	1,792,297
Pennsylvania Turnpike Commission Subordinate Bond Series B-2	5.00	6-1-2027	1,260,000	1,557,248
Pennsylvania Turnpike Commission Subordinate Bond Series B-2	5.00	6-1-2028	5,005,000	6,186,515
				36,452,468
Water & sewer revenue: 0.28%
Luzerne County PA IDA Refunding Bonds AMT Pennsylvania American Water Company Project	2.45	12-1-2039	5,500,000	5,976,539
Philadelphia PA Series B	5.00	7-1-2033	8,000,000	9,365,542
				15,342,081
				244,963,975
Puerto Rico: 0.04%
Tax revenue: 0.04%
Puerto Rico Commonwealth Public Improvement Series A (AGC Insured)	5.50	7-1-2029	1,080,000	1,263,545
Puerto Rico Highway & Transportation Authority Series CC (AGM Insured)	5.50	7-1-2029	825,000	972,538
				2,236,083
Rhode Island: 0.09%
Airport revenue: 0.05%
Rhode Island Commerce Corporation First Lien Special Facility Airport Corporation Intermodal Facility Project Series 2018	5.00	7-1-2031	2,115,000	2,588,712
Education revenue: 0.04%
Rhonde Island HEFA Building Corporation Providence College Series A	5.00	11-1-2046	1,855,000	2,420,834
				5,009,546
The accompanying notes are an integral part of these financial statements.

Wells Fargo Municipal Bond Fund  |  51

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
South Carolina: 0.49%
Education revenue: 0.21%
South Carolina Education Assistance Authority Student Loan Series I	5.10%	10-1-2029	$ 475,000	$ 475,308
South Carolina Jobs EDA York Preparatory Academy Project Series A	7.25	11-1-2045	1,500,000	1,673,288
University of South Carolina Athletic Facilities Series A	5.00	5-1-2043	8,155,000	9,864,214
				12,012,810
Resource recovery revenue: 0.04%
South Carolina Jobs EDA	8.00	12-6-2029	370,000	336,001
South Carolina Jobs EDA Solid Waste Disposal AMT RePower South Berkeley LLC Project Green Bond 144A†	6.00	2-1-2035	1,880,000	752,000
South Carolina Jobs EDA Solid Waste Disposal AMT RePower South Berkeley LLC Project Green Bond 144A	6.25	2-1-2045	2,750,000	1,100,000
				2,188,001
Utilities revenue: 0.21%
Patriots Energy Group Financing Agency South Carolina Series A (Royal Bank of Canada LIQ)	4.00	10-1-2048	9,040,000	9,812,340
South Carolina Public Service Authority Refunding & Improvement Bonds Series A	4.00	12-1-2040	1,500,000	1,769,046
				11,581,386
Water & sewer revenue: 0.03%
Columbia SC Waterworks Series 2009 (Sumitomo Mitsui Banking Corporation LOC) ø	0.02	2-1-2038	1,760,000	1,760,000
				27,542,197
South Dakota: 0.40%
Health revenue: 0.26%
South Dakota HEFA Sanford Health Project Series E	5.00	11-1-2042	13,465,000	14,220,633
Housing revenue: 0.14%
South Dakota Board of Regents Housing & Auxiliary Facilities System	5.00	4-1-2023	750,000	811,532
South Dakota Board of Regents Housing & Auxiliary Facilities System	5.00	4-1-2024	1,100,000	1,237,039
South Dakota Board of Regents Housing & Auxiliary Facilities System	5.00	4-1-2025	1,000,000	1,164,970
South Dakota Board of Regents Housing & Auxiliary Facilities System	5.00	4-1-2026	1,540,000	1,847,777
South Dakota Board of Regents Housing & Auxiliary Facilities System	5.00	4-1-2032	1,010,000	1,251,262
South Dakota Board of Regents Housing & Auxiliary Facilities System	5.00	4-1-2033	1,250,000	1,545,198
				7,857,778
				22,078,411
The accompanying notes are an integral part of these financial statements.

52  |  Wells Fargo Municipal Bond Fund

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Tennessee: 0.61%
Airport revenue: 0.11%
Memphis Shelby County TN Airport Authority AMT Series A	5.00%	7-1-2049	$ 5,000,000	$ 6,350,786
Utilities revenue: 0.50%
Tennessee Energy Acquisition Corporation Gas Project	4.00	11-1-2049	20,000,000	22,638,096
Tennessee Energy Acquisition Corporation Series A	5.00	5-1-2052	3,000,000	3,975,254
Tennessee Energy Acquisition Corporation Series A	5.25	9-1-2026	1,020,000	1,223,475
				27,836,825
				34,187,611
Texas: 9.47%
Airport revenue: 1.01%
Austin TX Airport System AMT	5.00	11-15-2039	8,000,000	9,071,263
Austin TX Airport System AMT	5.00	11-15-2044	3,500,000	3,962,443
Dallas-Fort Worth TX International Airport AMT Series D	5.00	11-1-2038	13,250,000	13,460,020
Dallas-Fort Worth TX International Airport Series H	5.00	11-1-2042	20,765,000	21,094,138
Houston TX Airport System Subordinate Bond Lien AMT	5.00	7-15-2027	2,500,000	2,985,020
Houston TX Airport System Subordinate Bond Lien AMT Series A	5.00	7-1-2041	4,750,000	5,835,704
				56,408,588
Education revenue: 0.43%
Clifton TX Higher Education Finance Corporation International Leadership Series A	5.75	8-15-2038	2,000,000	2,327,836
Clifton TX Higher Education Finance Corporation International Leadership Texas Series D	6.00	8-15-2038	6,000,000	7,043,045
Clifton TX Higher Education Finance Corporation International Leadership Texas Series D	6.13	8-15-2048	6,750,000	7,880,546
Newark TX Higher Education Finance Corporation Austin Achieve Public Schools Incorporated	5.00	6-15-2048	750,000	770,331
Southwest Texas Higher Education Authority Incorporated Southern Methodist University Project	5.00	10-1-2030	1,460,000	1,794,917
Southwest Texas Higher Education Authority Incorporated Southern Methodist University Project	5.00	10-1-2032	650,000	795,164
Southwest Texas Higher Education Authority Incorporated Southern Methodist University Project	5.00	10-1-2039	750,000	912,085
Southwest Texas Higher Education Authority Incorporated Southern Methodist University Project	5.00	10-1-2040	1,000,000	1,215,999
Southwest Texas Higher Education Authority Incorporated Southern Methodist University Project	5.00	10-1-2041	900,000	1,094,857
				23,834,780
GO revenue: 1.99%
El Paso TX	4.00	8-15-2031	6,500,000	7,515,193
Houston TX Public Improvement Refunding Bonds Series A	4.00	3-1-2034	1,000,000	1,143,092
Houston TX Public Improvement Refunding Bonds Series A	5.00	3-1-2029	2,160,000	2,653,299
Nacogdoches TX Independent School District	5.00	2-15-2049	8,560,000	10,602,668
Port Isabel TX 144A	5.10	2-15-2049	975,000	1,111,055
Royse City TX Independent School District	5.00	8-15-2034	3,025,000	3,544,228
Salado TX Independent School District	5.00	2-15-2049	1,605,000	1,970,820
The accompanying notes are an integral part of these financial statements.

Wells Fargo Municipal Bond Fund  |  53

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
GO revenue (continued)
San Antonio TX Independent School District	5.00%	8-15-2048	$13,000,000	$ 14,945,843
Sugar Land TX Refunding Bonds	5.00	2-15-2030	1,250,000	1,541,338
Temple TX Refunding Bonds	5.00	8-1-2032	1,070,000	1,258,781
Texas Refunding Bond Series B	5.00	10-1-2036	24,500,000	28,873,686
Travis County TX	5.00	3-1-2036	12,470,000	15,959,350
Travis County TX	5.00	3-1-2039	6,250,000	7,922,456
Viridian TX Municipal Management District Texas Road Improvement Project (BAM Insured)	4.00	12-1-2033	555,000	602,608
Viridian TX Municipal Management District Texas Road Improvement Project (BAM Insured)	4.00	12-1-2034	630,000	683,383
Viridian TX Municipal Management District Texas Road Improvement Project (BAM Insured)	4.00	12-1-2034	835,000	905,754
Viridian TX Municipal Management District Texas Road Improvement Project (BAM Insured)	4.00	12-1-2035	655,000	709,590
Viridian TX Municipal Management District Texas Road Improvement Project (BAM Insured)	4.00	12-1-2035	865,000	937,092
Viridian TX Municipal Management District Texas Road Improvement Project (BAM Insured)	4.00	12-1-2036	680,000	735,728
Viridian TX Municipal Management District Texas Road Improvement Project (BAM Insured)	4.00	12-1-2036	905,000	979,167
Williamson County TX	4.00	2-15-2031	6,195,000	6,579,585
				111,174,716
Health revenue: 0.16%
Harris County TX Texas Childrens Hospital Series A	4.00	10-1-2037	3,000,000	3,565,079
Harris County TX Texas Childrens Hospital Series A	4.00	10-1-2038	2,300,000	2,727,487
New Hope ECFA Children's Health System of Texas Project Series A	4.00	8-15-2033	2,050,000	2,358,241
				8,650,807
Miscellaneous revenue: 0.55%
Lewisville TX Combination Contract Castle Hills Public Improvement Bonds District #5 144A	6.50	9-1-2034	3,750,000	3,852,813
Lewisville TX Combination Contract Castle Hills Public Improvement Bonds District #6 144A	5.50	9-1-2039	2,470,000	2,475,293
Lewisville TX Combination Contract Castle Hills Public Improvement Bonds District #6 144A	6.00	9-1-2037	1,820,000	1,896,175
Lewisville TX Combination Contract Castle Hills Public Improvement Bonds District #6 144A	6.00	9-1-2037	8,690,000	9,053,713
Lower Colorado TX River Authority Series A	5.00	5-15-2033	2,475,000	2,679,847
Texas PFA	4.00	2-1-2034	5,000,000	5,998,434
Texas PFA	4.00	2-1-2035	2,000,000	2,396,705
Texas PFA	4.00	2-1-2036	2,175,000	2,599,069
				30,952,049
Tax revenue: 0.76%
Dallas TX Area Rapid Transit Sales Tax Revenue Series A	5.00	12-1-2046	28,455,000	33,434,201
Dallas TX Area Rapid Transit Sales Tax Revenue Series A	5.00	12-1-2048	5,000,000	5,867,822
Old Spanish Trail/Almeda Corridors RDA (BAM Insured)	4.00	9-1-2036	1,125,000	1,309,396
Old Spanish Trail/Almeda Corridors RDA (BAM Insured)	4.00	9-1-2037	1,430,000	1,660,646
				42,272,065
Transportation revenue: 1.65%
Central Texas Regional Mobility Authority Senior Lien Series A	5.00	1-1-2033	3,740,000	4,010,589
The accompanying notes are an integral part of these financial statements.

54  |  Wells Fargo Municipal Bond Fund

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Transportation revenue (continued)
Central Texas Regional Mobility Authority Senior Lien Series A	5.00%	1-1-2044	$ 3,000,000	$ 3,764,862
Central Texas Regional Mobility Authority Senior Lien Series A	5.00	1-1-2049	2,450,000	3,055,469
Central Texas Regional Mobility Authority Senior Lien Series B	4.00	1-1-2041	800,000	952,128
Central Texas Regional Mobility Authority Senior Lien Series B	5.00	1-1-2046	1,600,000	2,043,865
Grand Parkway Transportation Corporation Texas CAB Series B øø	0.00	10-1-2029	1,015,000	1,176,440
Grand Parkway Transportation Corporation Texas Series B øø	0.00	10-1-2030	2,000,000	2,312,780
Grand Parkway Transportation Corporation Texas Series C	4.00	10-1-2045	18,085,000	21,361,313
Grand Parkway Transportation Corporation Texas Series C	4.00	10-1-2049	19,265,000	22,605,008
North Texas Tollway Authority Series A	5.00	1-1-2033	3,600,000	4,120,872
North Texas Tollway Authority Series A	5.00	1-1-2035	4,000,000	4,572,785
Texas Private Activity Bond Surface Transportation Corporation Project NTE Mobility Partners Segments LLC	4.00	12-31-2037	3,000,000	3,523,773
Texas Private Activity Bond Surface Transportation Corporation Project NTE Mobility Partners Segments LLC	6.75	6-30-2043	4,000,000	4,530,834
Texas Private Activity Bond Surface Transportation Corporation Project NTE Mobility Partners Segments LLC	7.00	12-31-2038	12,500,000	14,234,714
				92,265,432
Utilities revenue: 0.32%
San Antonio TX Electric & Gas Systems Junior Lien Refunding Bonds Series 2018	2.75	2-1-2048	11,000,000	11,374,262
Texas Municipal Gas Acquisition & Supply Corporation Refunding Bond	5.00	12-15-2032	5,000,000	6,754,891
				18,129,153
Water & sewer revenue: 2.60%
Austin TX Water & Wastewater Refunding Bond	5.00	11-15-2045	15,065,000	18,196,336
Dallas TX Waterworks & Sewer System Refunding Bond Series A	5.00	10-1-2030	3,810,000	4,514,752
Tarrant TX Regional Water District	5.00	9-1-2034	3,500,000	4,018,793
Tarrant TX Regional Water District	5.00	3-1-2049	15,000,000	16,890,486
Texas Series A	4.00	10-15-2036	5,000,000	5,904,409
Texas Series B	5.00	4-15-2049	42,000,000	52,720,920
Texas Water Development Board	4.00	8-1-2038	2,500,000	3,055,637
Texas Water Development Board Series A	4.00	10-15-2037	11,650,000	13,729,616
Texas Water Implementation Fund Series A	4.00	10-15-2036	1,015,000	1,235,688
Texas Water Implementation Fund Series A	4.00	10-15-2037	4,000,000	4,857,214
Texas Water Implementation Fund Series A	4.00	10-15-2038	6,500,000	7,876,274
Texas Water Implementation Fund Series A	4.00	10-15-2044	9,905,000	11,830,167
				144,830,292
				528,517,882
The accompanying notes are an integral part of these financial statements.

Wells Fargo Municipal Bond Fund  |  55

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Utah: 0.46%
Airport revenue: 0.39%
Salt Lake City UT Series A	5.00%	7-1-2036	$ 2,500,000	$ 3,078,866
Salt Lake City UT Series A	5.00	7-1-2043	1,500,000	1,860,993
Salt Lake City UT Series A	5.00	7-1-2043	2,500,000	3,040,247
Salt Lake City UT Series A	5.00	7-1-2048	3,000,000	3,711,061
Salt Lake City UT Series A	5.00	7-1-2048	5,500,000	6,660,916
Salt Lake City UT Series A	5.25	7-1-2048	3,000,000	3,682,367
				22,034,450
Education revenue: 0.04%
University of Utah (Citibank NA LIQ) ø	0.06	8-1-2021	2,000,000	2,000,000
Miscellaneous revenue: 0.03%
Mida Mountain UT Village Public Infrastructure District Mountain Village Assessment Area #2 144A	4.00	8-1-2050	1,500,000	1,578,255
				25,612,705
Virginia: 0.34%
GO revenue: 0.12%
Norfolk VA Series C	4.00	9-1-2032	5,810,000	6,737,372
Health revenue: 0.06%
Roanoke VA EDA Residential Care Facility Revenue Richfield Living Prooject	5.00	9-1-2040	3,290,000	3,309,008
Tax revenue: 0.02%
Marquis VA CDA CAB Series 2015 144A¤	0.00	9-1-2045	397,000	190,560
Marquis VA CDA CAB Series C ¤	0.00	9-1-2041	1,824,000	108,214
Marquis VA CDA Series B	5.63	9-1-2041	1,310,000	647,972
				946,746
Transportation revenue: 0.14%
Virginia Small Business Financing Authority AMT 95 Express Lanes LLC Project	5.00	7-1-2049	4,000,000	4,090,900
Virginia Small Business Financing Authority Senior Lien 95 Express Lanes LLC Project	5.00	7-1-2034	4,000,000	4,092,972
				8,183,872
				19,176,998
Washington: 3.65%
Airport revenue: 0.35%
Port of Seattle WA Revenue AMT Intermediate Lien	5.00	4-1-2044	16,000,000	19,548,181
Education revenue: 0.05%
Washington HEFA Seattle University Project	4.00	5-1-2045	1,000,000	1,149,227
Washington HEFA Seattle University Project	5.00	5-1-2030	760,000	969,996
Washington HEFA Seattle University Project	5.00	5-1-2032	335,000	424,232
Washington HEFA Seattle University Project	5.00	5-1-2033	300,000	378,782
				2,922,237
GO revenue: 1.69%
Clark County WA School District #114 (AGM Insured)	4.00	12-1-2031	9,000,000	10,753,846
The accompanying notes are an integral part of these financial statements.

56  |  Wells Fargo Municipal Bond Fund

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
GO revenue (continued)
Clark County WA School District #114 (AGM Insured)	4.00%	12-1-2034	$ 2,500,000	$ 2,967,440
King County WA Public Hospital District #1 Valley Medical Center Refunding Bond	5.00	12-1-2029	8,940,000	10,802,510
King County WA Public Hospital District #1 Valley Medical Center Refunding Bond	5.00	12-1-2035	9,430,000	11,274,629
King County WA School District #210 Federal Way (AGM Insured)	4.00	12-1-2033	10,000,000	11,895,940
King County WA School District #414 Lake Washington (AGM Insured)	5.00	12-1-2033	570,000	717,761
King County WA School District #414 Lake Washington (AGM Insured)	5.00	12-1-2034	1,000,000	1,256,968
Seattle WA	4.00	12-1-2040	2,500,000	2,793,368
Snohomish County WA School District (AGM Insured)	5.00	12-1-2031	1,500,000	1,760,285
Washington Motor Vehicle Fuel Tax	5.00	6-1-2040	10,000,000	13,017,430
Washington Motor Vehicle Fuel Tax Series B	5.00	8-1-2032	8,545,000	10,060,172
Washington Series 2017-A	5.00	8-1-2033	1,500,000	1,819,788
Washington Series 2017-A	5.00	8-1-2040	3,500,000	4,207,387
Washington Series 2017-A	5.00	8-1-2041	2,500,000	2,999,772
Washington Series RA	4.00	7-1-2030	7,950,000	8,235,734
				94,563,030
Health revenue: 0.26%
Spokane WA Housing Finance Commission Riverview Retirement Community Project	5.00	1-1-2023	495,000	513,387
Washington HCFR Providence Health & Services Series 2012A	5.00	10-1-2042	2,160,000	2,276,528
Washington Health Care Facilities Authority Commonspirit Health Series A-2	5.00	8-1-2038	3,000,000	3,765,965
Washington Health Care Facilities Authority Seattle Cancer Care Alliance	4.00	9-1-2045	3,000,000	3,564,575
Washington Health Care Facilities Authority Seattle Cancer Care Alliance 144A	4.00	12-1-2045	2,450,000	2,922,654
Washington Health Care Facilities Authority Seattle Cancer Care Alliance	5.00	9-1-2040	1,000,000	1,301,676
				14,344,785
Housing revenue: 0.10%
Washington Housing Finance Commission Municipal Certificates Series 1 Class A	3.50	12-20-2035	4,744,679	5,534,279
Miscellaneous revenue: 0.22%
Washington Certificate of Participation	5.00	7-1-2038	1,660,000	2,119,797
Washington Certificate of Participation	5.00	7-1-2039	1,745,000	2,223,648
Washington Certificate of Participation	5.00	7-1-2040	1,480,000	1,883,171
Washington Certificate of Participation	5.00	7-1-2041	1,555,000	1,974,240
Washington Certificate of Participation Series A	5.00	7-1-2038	3,265,000	3,973,155
				12,174,011
Tax revenue: 0.57%
Central Puget Sound WA Regional Transportation Authority Series S1	5.00	11-1-2035	9,485,000	11,220,097
Washington Convention Center Junior Lodging Tax Notes	4.00	7-1-2031	5,250,000	6,143,560
Washington Motor Vehicle Fuel Tax Series B	5.00	6-1-2036	5,000,000	6,566,261
Washington Series B	5.00	8-1-2037	6,400,000	7,735,969
				31,665,887
The accompanying notes are an integral part of these financial statements.

Wells Fargo Municipal Bond Fund  |  57

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Utilities revenue: 0.16%
Energy Northwest Washington Electric Revenue Refunding Bonds Columbia Generating Station	5.00%	7-1-2034	$ 2,500,000	$ 3,310,845
Energy Northwest Washington Electric Revenue Refunding Bonds Columbia Generating Station	5.00	7-1-2035	4,120,000	5,448,501
				8,759,346
Water & sewer revenue: 0.25%
King County WA Refunding Bonds	5.00	7-1-2042	4,660,000	5,635,055
King County WA Refunding Bonds Series A	5.00	7-1-2047	7,510,000	8,513,069
				14,148,124
				203,659,880
West Virginia: 0.15%
GO revenue: 0.05%
Ohio County WV Board of Education	3.00	6-1-2026	2,680,000	2,979,984
Tax revenue: 0.10%
Monongalia County WV Commission Improvement & Refunding Bonds University Town Center Series A 144A	4.13	6-1-2043	1,600,000	1,803,042
Monongalia County WV Commission Improvement & Refunding Bonds University Town Center Series A 144A	5.75	6-1-2043	675,000	780,824
Monongalia County WV Commission Refunding & Improvement Bonds University Town Center Series A 144A	5.50	6-1-2037	2,500,000	2,887,575
				5,471,441
				8,451,425
Wisconsin: 2.85%
Education revenue: 0.37%
Milwaukee WI RDA Science Education Consortium Incorporated Project Series A	6.00	8-1-2033	2,120,000	2,288,148
Milwaukee WI RDA Science Education Consortium Incorporated Project Series A	6.25	8-1-2043	4,650,000	5,013,065
Wisconsin PFA Carolina International School Series A 144A	6.00	8-1-2023	240,000	253,857
Wisconsin PFA Carolina International School Series A 144A	6.75	8-1-2033	2,430,000	2,686,624
Wisconsin PFA Carolina International School Series A 144A	7.00	8-1-2043	1,575,000	1,735,344
Wisconsin PFA Carolina International School Series A 144A	7.20	8-1-2048	940,000	1,037,884
Wisconsin PFA Charter School Revenue American Preparatory Academy 144A	5.00	7-15-2039	1,375,000	1,526,586
Wisconsin PFA Wisland Revenue Northwest Nazarene University	4.25	10-1-2049	5,410,000	5,864,058
				20,405,566
GO revenue: 0.17%
Verona WI Area School District Building & Improvement Bonds	4.00	4-1-2027	3,385,000	3,914,909
The accompanying notes are an integral part of these financial statements.

58  |  Wells Fargo Municipal Bond Fund

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
GO revenue (continued)
Verona WI Area School District Building & Improvement Bonds	4.00%	4-1-2028	$ 1,380,000	$ 1,590,634
Verona WI Area School District Building & Improvement Bonds	5.00	4-1-2026	3,310,000	3,981,826
				9,487,369
Health revenue: 0.95%
Tender Option Bond Trust Receipts/Certificates (Barclays Bank plc LOC, AGM Insured, Barclays Bank plc LIQ) 144Aø	0.07	6-1-2045	5,320,000	5,320,000
Wisconsin HEFA Ascension Senior Credit Group Series A	4.50	11-15-2039	4,580,000	5,331,674
Wisconsin HEFA Ascension Senior Credit Group Series A	5.00	11-15-2035	12,000,000	14,405,380
Wisconsin PFA Series A	4.00	10-1-2049	24,500,000	27,878,472
				52,935,526
Housing revenue: 0.65%
Wisconsin PFA Student Housing Revenue (AGM Insured)	4.00	7-1-2023	350,000	374,322
Wisconsin PFA Student Housing Revenue (AGM Insured)	4.00	7-1-2024	800,000	880,732
Wisconsin PFA Student Housing Revenue (AGM Insured)	4.00	7-1-2025	920,000	1,038,863
Wisconsin PFA Student Housing Revenue (AGM Insured)	5.00	7-1-2026	1,360,000	1,637,089
Wisconsin PFA Student Housing Revenue (AGM Insured)	5.00	7-1-2027	1,675,000	2,070,111
Wisconsin PFA Student Housing Revenue (AGM Insured)	5.00	7-1-2028	2,025,000	2,561,280
Wisconsin PFA Student Housing Revenue (AGM Insured)	5.00	7-1-2029	2,190,000	2,747,178
Wisconsin PFA Student Housing Revenue (AGM Insured)	5.00	7-1-2030	2,300,000	2,866,476
Wisconsin PFA Student Housing Revenue (AGM Insured)	5.00	7-1-2031	1,415,000	1,753,055
Wisconsin PFA Student Housing Revenue (AGM Insured)	5.00	7-1-2048	16,775,000	20,205,612
				36,134,718
Miscellaneous revenue: 0.07%
Wisconsin Series A	5.00	6-1-2033	3,420,000	4,017,814
Tax revenue: 0.64%
Mount Pleasant WI Series A	5.00	4-1-2043	20,205,000	24,653,866
Mount Pleasant WI Series A	5.00	4-1-2048	650,000	784,403
Mount Pleasant WI Series A	5.00	4-1-2048	6,910,000	8,217,683
Wisconsin Center District CAB Series C (AGM Insured) ¤	0.00	12-15-2037	1,600,000	1,047,121
Wisconsin Center District CAB Series C (AGM Insured) ¤	0.00	12-15-2038	1,600,000	1,005,666
				35,708,739
				158,689,732
Wyoming: 0.03%
Education revenue: 0.03%
Wyoming CDA	6.50	7-1-2043	1,600,000	1,600,000
Total Municipal obligations (Cost $5,090,836,860)				5,504,398,233

The accompanying notes are an integral part of these financial statements.

Wells Fargo Municipal Bond Fund  |  59

Portfolio of investments—June 30, 2021

		Yield	Shares	Value
Short-term investments: 0.73%
Investment companies: 0.73%
Wells Fargo Municipal Cash Management Money Market Fund Institutional Class ♠∞##		0.01%	40,452,282	$ 40,464,418
Total Short-term investments (Cost $40,464,378)				40,464,418
Total investments in securities (Cost $5,148,301,238)	99.70%			5,561,862,651
Other assets and liabilities, net	0.30			16,528,835
Total net assets	100.00%			$5,578,391,486

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
ø	Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The maturity date shown represents the final maturity date of the security. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The rate shown is the rate in effect at period end.
¤	The security is issued in zero coupon form with no periodic interest payments.
€	The security is an auction-rate security which has an interest rate that resets at predetermined short-term intervals through a Dutch auction. The rate shown is the rate in effect at period end.
±	Variable rate investment. The rate shown is the rate in effect at period end.
øø	The interest rate is determined and reset by the issuer periodically depending upon the terms of the security. The rate shown is the rate in effect at period end.
†	Non-income-earning security
##	All or a portion of this security is segregated for when-issued securities.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.
%%	The security is purchased on a when-issued basis.
♣	On the last interest date, partial interest was paid.

The accompanying notes are an integral part of these financial statements.

60  |  Wells Fargo Municipal Bond Fund

Portfolio of investments—June 30, 2021

Abbreviations:
AGC	Assured Guaranty Corporation
AGM	Assured Guaranty Municipal
Ambac	Ambac Financial Group Incorporated
AMT	Alternative minimum tax
BAM	Build America Mutual Assurance Company
BAN	Bond anticipation notes
BHAC	Berkshire Hathaway Assurance Corporation
CAB	Capital appreciation bond
CCAB	Convertible capital appreciation bond
CDA	Community Development Authority
ECFA	Educational & Cultural Facilities Authority
EDA	Economic Development Authority
EDFA	Economic Development Finance Authority
FGIC	Financial Guaranty Insurance Corporation
FHA	Federal Housing Administration
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
GO	General obligation
HCFR	Healthcare facilities revenue
HEFA	Health & Educational Facilities Authority
HFA	Housing Finance Authority
HFFA	Health Facilities Financing Authority
IDA	Industrial Development Authority
LIBOR	London Interbank Offered Rate
LIQ	Liquidity agreement
LOC	Letter of credit
MFHR	Multifamily housing revenue
NPFGC	National Public Finance Guarantee Corporation
PFA	Public Finance Authority
RDA	Redevelopment Authority
SIFMA	Securities Industry and Financial Markets Association
SPA	Standby purchase agreement
TTFA	Transportation Trust Fund Authority
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliates of the Fund at the beginning of the period or the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	% of net assets	Shares, end of period	Income from affiliated securities
Short-term investments
Investment companies
Wells Fargo Municipal Cash Management Money Market Fund Institutional Class	$33,857,829	$1,140,785,786	$(1,134,175,055)	$(3,652)	$(490)	$40,464,418	0.73%	40,452,282	$9,279
The accompanying notes are an integral part of these financial statements.

Wells Fargo Municipal Bond Fund  |  61

Statement of assets and liabilities—June 30, 2021

Assets
Investments in unaffiliated securities, at value (cost $5,107,836,860)	$ 5,521,398,233
Investments in affiliated securites, at value (cost $40,464,378)	40,464,418
Cash	1,280,135
Receivable for interest	52,395,012
Receivable for Fund shares sold	4,665,040
Receivable for investments sold	3,031,108
Prepaid expenses and other assets	357,380
Total assets	5,623,591,326
Liabilities
Payable for when-issued transactions	27,549,086
Payable for Fund shares redeemed	12,229,125
Payable for investments purchased	1,686,253
Dividends payable	1,593,607
Management fee payable	1,457,529
Administration fees payable	453,559
Distribution fee payable	31,244
Trustees’ fees and expenses payable	619
Accrued expenses and other liabilities	198,818
Total liabilities	45,199,840
Total net assets	$5,578,391,486
Net assets consist of
Paid-in capital	$ 5,203,492,307
Total distributable earnings	374,899,179
Total net assets	$5,578,391,486
Computation of net asset value and offering price per share
Net assets – Class A	$ 1,110,502,736
Shares outstanding – Class A1	102,511,172
Net asset value per share – Class A	$10.83
Maximum offering price per share – Class A2	$11.34
Net assets – Class C	$ 50,250,995
Shares outstanding – Class C1	4,640,038
Net asset value per share – Class C	$10.83
Net assets – Class R6	$ 373,876,449
Shares outstanding – Class R6[1]	34,510,005
Net asset value per share – Class R6	$10.83
Net assets – Administrator Class	$ 1,000,652,143
Shares outstanding – Administrator Class[1]	92,343,311
Net asset value per share – Administrator Class	$10.84
Net assets – Institutional Class	$ 3,043,109,163
Shares outstanding – Institutional Class[1]	280,929,102
Net asset value per share – Institutional Class	$10.83
[1]	The Fund has an unlimited number of authorized shares
[2]	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

62  |  Wells Fargo Municipal Bond Fund

Statement of operations—year ended June 30, 2021

Investment income
Interest	$ 164,558,254
Income from affiliated securities	9,279
Total investment income	164,567,533
Expenses
Management fee	18,954,102
Administration fees
Class A	1,819,810
Class C	97,391
Class R6	98,624
Administrator Class	990,986
Institutional Class	2,421,228
Shareholder servicing fees
Class A	2,835,360
Class C	151,815
Administrator Class	2,477,283
Distribution fee
Class C	455,699
Custody and accounting fees	216,920
Professional fees	85,971
Registration fees	153,956
Shareholder report expenses	169,680
Trustees’ fees and expenses	19,272
Other fees and expenses	125,608
Total expenses	31,073,705
Less: Fee waivers and/or expense reimbursements
Class A	(230,718)
Class C	(8,425)
Administrator Class	(1,048,075)
Net expenses	29,786,487
Net investment income	134,781,046
Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	15,808,993
Affiliated securities	(3,652)
Net realized gains on investments	15,805,341
Net change in unrealized gains (losses) on
Unaffiliated securities	127,280,775
Affiliated securities	(490)
Net change in unrealized gains (losses) on investments	127,280,285
Net realized and unrealized gains (losses) on investments	143,085,626
Net increase in net assets resulting from operations	$277,866,672
The accompanying notes are an integral part of these financial statements.

Wells Fargo Municipal Bond Fund  |  63

Statement of changes in net assets

	Year ended June 30, 2021		Year ended June 30, 2020
Operations
Net investment income		$ 134,781,046		$ 138,686,196
Net realized gains (losses) on investments		15,805,341		(48,154,542)
Net change in unrealized gains (losses) on investments		127,280,285		47,392,912
Net increase in net assets resulting from operations		277,866,672		137,924,566
Distributions to shareholders from
Net investment income and net realized gains
Class A		(25,211,823)		(29,825,578)
Class C		(889,494)		(1,560,718)
Class R6		(8,467,864)		(4,491,029)
Administrator Class		(23,389,257)		(24,748,374)
Institutional Class		(76,419,530)		(84,244,945)
Total distributions to shareholders		(134,377,968)		(144,870,644)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	7,824,157	83,782,080	9,167,275	97,235,133
Class C	396,452	4,252,290	766,819	8,149,104
Class R6	13,132,472	140,931,974	30,650,559	319,865,253
Administrator Class	24,204,311	259,598,991	45,240,283	475,573,522
Institutional Class	83,790,289	900,375,605	97,270,327	1,027,760,067
		1,388,940,940		1,928,583,079
Reinvestment of distributions
Class A	2,094,902	22,466,432	2,496,084	26,471,883
Class C	78,354	839,374	129,353	1,371,694
Class R6	4,378	46,957	2,722	28,842
Administrator Class	2,163,748	23,216,878	2,305,325	24,441,713
Institutional Class	6,174,976	66,232,557	6,798,581	72,103,950
		112,802,198		124,418,082
Payment for shares redeemed
Class A	(15,326,206)	(164,421,449)	(18,119,157)	(190,725,711)
Class C	(3,405,090)	(36,367,488)	(2,656,976)	(28,073,292)
Class R6	(4,795,499)	(51,480,317)	(11,370,139)	(117,923,335)
Administrator Class	(30,433,625)	(325,486,035)	(29,998,773)	(314,967,801)
Institutional Class	(93,944,436)	(1,008,488,419)	(90,500,756)	(947,650,502)
		(1,586,243,708)		(1,599,340,641)
Net increase (decrease) in net assets resulting from capital share transactions		(84,500,570)		453,660,520
Total increase in net assets		58,988,134		446,714,442
Net assets
Beginning of period		5,519,403,352		5,072,688,910
End of period		$ 5,578,391,486		$ 5,519,403,352
The accompanying notes are an integral part of these financial statements.

64  |  Wells Fargo Municipal Bond Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended June 30
Class A	2021	2020	2019	2018	2017
Net asset value, beginning of period	$10.55	$10.55	$10.21	$10.25	$10.70
Net investment income	0.24	0.25	0.30 [1]	0.32	0.33
Net realized and unrealized gains (losses) on investments	0.28	0.01	0.34	(0.02)	(0.38)
Total from investment operations	0.52	0.26	0.64	0.30	(0.05)
Distributions to shareholders from
Net investment income	(0.24)	(0.25)	(0.30)	(0.32)	(0.33)
Net realized gains	0.00	(0.01)	0.00	(0.02)	(0.07)
Total distributions to shareholders	(0.24)	(0.26)	(0.30)	(0.34)	(0.40)
Net asset value, end of period	$10.83	$10.55	$10.55	$10.21	$10.25
Total return[2]	4.95%	2.54%	6.35%	2.97%	(0.47)%
Ratios to average net assets (annualized)
Gross expenses	0.77%	0.77%	0.78%	0.79%	0.79%
Net expenses	0.74%	0.74%	0.75%	0.75%	0.75%
Net investment income	2.22%	2.40%	2.89%	3.10%	3.13%
Supplemental data
Portfolio turnover rate	16%	24%	20%	19%	24%
Net assets, end of period (000s omitted)	$1,110,503	$1,138,934	$1,206,717	$1,179,800	$1,244,267

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.

Wells Fargo Municipal Bond Fund  |  65

Financial highlights
(For a share outstanding throughout each period)
	Year ended June 30
Class C	2021	2020	2019	2018	2017
Net asset value, beginning of period	$10.55	$10.55	$10.21	$10.24	$10.69
Net investment income	0.16 [1]	0.17	0.22	0.24	0.25
Net realized and unrealized gains (losses) on investments	0.28	0.01	0.34	(0.01)	(0.38)
Total from investment operations	0.44	0.18	0.56	0.23	(0.13)
Distributions to shareholders from
Net investment income	(0.16)	(0.17)	(0.22)	(0.24)	(0.25)
Net realized gains	0.00	(0.01)	0.00	(0.02)	(0.07)
Total distributions to shareholders	(0.16)	(0.18)	(0.22)	(0.26)	(0.32)
Net asset value, end of period	$10.83	$10.55	$10.55	$10.21	$10.24
Total return[2]	4.16%	1.77%	5.56%	2.30%	(1.21)%
Ratios to average net assets (annualized)
Gross expenses	1.51%	1.51%	1.53%	1.54%	1.54%
Net expenses	1.50%	1.50%	1.50%	1.50%	1.50%
Net investment income	1.47%	1.64%	2.15%	2.35%	2.38%
Supplemental data
Portfolio turnover rate	16%	24%	20%	19%	24%
Net assets, end of period (000s omitted)	$50,251	$79,863	$98,411	$132,529	$148,944

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.

66  |  Wells Fargo Municipal Bond Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended June 30
Class R6	2021	2020	2019 [1]
Net asset value, beginning of period	$10.55	$10.55	$10.21
Net investment income	0.28	0.29	0.30
Net realized and unrealized gains (losses) on investments	0.28	0.01	0.34
Total from investment operations	0.56	0.30	0.64
Distributions to shareholders from
Net investment income	(0.28)	(0.29)	(0.30)
Net realized gains	0.00	(0.01)	0.00
Total distributions to shareholders	(0.28)	(0.30)	(0.30)
Net asset value, end of period	$10.83	$10.55	$10.55
Total return[2]	5.33%	2.90%	6.43%
Ratios to average net assets (annualized)
Gross expenses	0.39%	0.39%	0.40%
Net expenses	0.39%	0.39%	0.40%
Net investment income	2.58%	2.76%	3.16%
Supplemental data
Portfolio turnover rate	16%	24%	20%
Net assets, end of period (000s omitted)	$373,876	$276,204	$72,655

[1]	For the period from July 31, 2018 (commencement of class operations) to June 30, 2019
[2]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

Wells Fargo Municipal Bond Fund  |  67

Financial highlights
(For a share outstanding throughout each period)
	Year ended June 30
Administrator Class	2021	2020	2019	2018	2017
Net asset value, beginning of period	$10.56	$10.55	$10.21	$10.25	$10.70
Net investment income	0.25	0.27	0.31 [1]	0.33 [1]	0.34
Net realized and unrealized gains (losses) on investments	0.28	0.02	0.34	(0.02)	(0.38)
Total from investment operations	0.53	0.29	0.65	0.31	(0.04)
Distributions to shareholders from
Net investment income	(0.25)	(0.27)	(0.31)	(0.33)	(0.34)
Net realized gains	0.00	(0.01)	0.00	(0.02)	(0.07)
Total distributions to shareholders	(0.25)	(0.28)	(0.31)	(0.35)	(0.41)
Net asset value, end of period	$10.84	$10.56	$10.55	$10.21	$10.25
Total return	5.10%	2.78%	6.51%	3.13%	(0.32)%
Ratios to average net assets (annualized)
Gross expenses	0.71%	0.71%	0.72%	0.73%	0.73%
Net expenses	0.60%	0.60%	0.60%	0.60%	0.60%
Net investment income	2.37%	2.54%	3.02%	3.27%	3.18%
Supplemental data
Portfolio turnover rate	16%	24%	20%	19%	24%
Net assets, end of period (000s omitted)	$1,000,652	$1,017,781	$832,318	$227,116	$108,715

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.

68  |  Wells Fargo Municipal Bond Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended June 30
Institutional Class	2021	2020	2019	2018	2017
Net asset value, beginning of period	$10.55	$10.55	$10.21	$10.24	$10.70
Net investment income	0.27	0.29	0.33	0.35	0.36
Net realized and unrealized gains (losses) on investments	0.28	0.01	0.34	(0.01)	(0.39)
Total from investment operations	0.55	0.30	0.67	0.34	(0.03)
Distributions to shareholders from
Net investment income	(0.27)	(0.29)	(0.33)	(0.35)	(0.36)
Net realized gains	0.00	(0.01)	0.00	(0.02)	(0.07)
Total distributions to shareholders	(0.27)	(0.30)	(0.33)	(0.37)	(0.43)
Net asset value, end of period	$10.83	$10.55	$10.55	$10.21	$10.24
Total return	5.28%	2.85%	6.67%	3.37%	(0.28)%
Ratios to average net assets (annualized)
Gross expenses	0.44%	0.44%	0.45%	0.46%	0.46%
Net expenses	0.44%	0.44%	0.45%	0.46%	0.46%
Net investment income	2.53%	2.71%	3.15%	3.40%	3.44%
Supplemental data
Portfolio turnover rate	16%	24%	20%	19%	24%
Net assets, end of period (000s omitted)	$3,043,109	$3,006,622	$2,862,588	$1,425,703	$1,149,911
The accompanying notes are an integral part of these financial statements.

Wells Fargo Municipal Bond Fund  |  69

Notes to financial statements
1. ORGANIZATION
Wells Fargo Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Municipal Bond Fund (the "Fund") which is a diversified series of the Trust.
On February 23, 2021, Wells Fargo & Company announced that it has entered into a definitive agreement to sell Wells Fargo Asset Management ("WFAM") to GTCR LLC and Reverence Capital Partners, L.P. WFAM is the trade name used by the asset management businesses of Wells Fargo & Company and includes Wells Fargo Funds Management, LLC, the investment manager to the Fund, Wells Capital Management, LLC and Wells Fargo Asset Management (International) Limited, both registered investment advisers providing sub-advisory services to certain funds, and Wells Fargo Funds Distributor, LLC, the Fund's principal underwriter. As part of the transaction, Wells Fargo & Company will own a 9.9% equity interest and will continue to serve as an important client and distribution partner.
Consummation of the transaction will result in the automatic termination of the Fund's investment management agreement and subadvisory agreement. The Fund's Board of Trustees approved a new investment management and new subadvisory agreement and approved submitting the agreements to the Fund’s shareholders for approval at a special meeting of shareholders expected to be held on August 16, 2021. Shareholders of record of the Fund at the close of business on May 28, 2021 are entitled to vote at the meeting. If shareholders approve the new agreements, they would take effect upon the closing of the transaction. The transaction is expected to close in the second half of 2021, subject to customary closing conditions.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Investments in registered open-end investment companies are valued at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC ("Funds Management"). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.
When-issued transactions
The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund's commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

70  |  Wells Fargo Municipal Bond Fund

Notes to financial statements
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.
Distributions to shareholders
Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable and tax-exempt income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of June 30, 2021, the aggregate cost of all investments for federal income tax purposes was $5,149,588,121 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$421,586,585
Gross unrealized losses	(9,312,055)
Net unrealized gains	$412,274,530
As of June 30, 2021, the Fund had capital loss carryforwards which consisted of $36,744,930 in short-term capital losses.
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Wells Fargo Municipal Bond Fund  |  71

Notes to financial statements
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of June 30, 2021:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Closed end municipal bond fund obligations	$ 0	$ 17,000,000	$0	$ 17,000,000
Municipal obligations	0	5,504,398,233	0	5,504,398,233
Short-term investments
Investment companies	40,464,418	0	0	40,464,418
Total assets	$40,464,418	$5,521,398,233	$0	$5,561,862,651
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended June 30, 2021, the Fund did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Management fee
Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company ("Wells Fargo"), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $500 million	0.400%
Next $500 million	0.375
Next $2 billion	0.350
Next $2 billion	0.325
Next $5 billion	0.290
Over $10 billion	0.280
For the year ended June 30, 2021, the management fee was equivalent to an annual rate of 0.34% of the Fund’s average daily net assets.
Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management, LLC, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

72  |  Wells Fargo Municipal Bond Fund

Notes to financial statements
Class-level administration fee
Class A	0.16%
Class C	0.16
Class R6	0.03
Administrator Class	0.10
Institutional Class	0.08
Waivers and/or expense reimbursements
Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management will waive fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has contractually committed through October 31, 2021 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. The contractual expense caps are as follows:
Expense ratio caps
Class A	0.75%
Class C	1.50
Class R6	0.40
Administrator Class	0.60
Institutional Class	0.45
Distribution fee
The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC ("Funds Distributor"), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.
In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended June 30, 2021, Funds Distributor received $19,622 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended June 30, 2021.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund had $354,185,000, $295,890,060 and $(2,940) in interfund purchases, sales and net realized gains (losses), respectively, during the year ended June 30, 2021.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended June 30, 2021 were $854,721,941 and $829,862,172, respectively.

Wells Fargo Municipal Bond Fund  |  73

Notes to financial statements
6. BANK BORROWINGS
The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight bank funding rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.
For the year ended June 30, 2021, there were no borrowings by the Fund under the agreement.
7. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended June 30, 2021 and June 30, 2020 were as follows:
	Year ended June 30
	2021	2020
Ordinary income	$ 0	$ 5,608,097
Tax-exempt income	134,377,968	139,262,547
As of June 30, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed tax-exempt income	Unrealized gains	Capital loss carryforward
$1,044,361	$412,274,530	$(36,744,930)
8. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
9. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.
10. SUBSEQUENT EVENTS
Wells Fargo Asset Management ("WFAM") announced that it will be changing its company name to Allspring Global Investments upon the closing of the previously announced sale transaction of WFAM by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. The new corporate name is expected to go into effect on the closing date of the transaction, which is anticipated to occur in the second half of 2021, subject to customary closing conditions.
At a meeting held July 15, 2021, the Board of Trustees of the Wells Fargo Funds approved a change in the Fund's name to remove “Wells Fargo” from the Fund's name and replace with “Allspring”. The change is expected to go into effect on October 11, 2021.
Following the closing of the transaction, Wells Fargo Funds Management, LLC, the Fund's investment manager, Wells Capital Management, LLC and Wells Fargo Asset Management (International) Limited, each subadvisers to certain funds, and Wells Fargo Funds Distributor, LLC, the Fund's principal underwriter, will each be rebranded as Allspring.

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Notes to financial statements
At a special meeting of shareholders held on August 16, 2021, shareholders of the Fund approved a new investment management and a new subadvisory agreement that will be effective at the closing of the sale transaction.

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Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Wells Fargo Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Wells Fargo Municipal Bond Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of June 30, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of June 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of June 30, 2021, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however, we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.
Boston, Massachusetts
August 25, 2021

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Other information (unaudited)
TAX INFORMATION
Pursuant to Section 852 of the Internal Revenue Code, 100% of distributions paid from net investment income is designated as exempt-interest dividends for the fiscal year ended June 30, 2021.
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

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Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 139 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

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Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

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Other information (unaudited)
Officers
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC and Chief Legal Counsel of Wells Fargo Asset Management since 2018. Deputy General Counsel of Wells Fargo Bank, N.A. since 2020 and Assistant General Counsel of Wells Fargo Bank, N.A. from 2018 to 2020. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.
Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

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Board considerations (unaudited)
BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:
Board Considerations – Current Agreements
Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at a Board meeting held on May 17-19, 2021 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Municipal Bond Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”
The Board noted that Wells Fargo & Company recently announced that it had entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”), which includes Funds Management and the Sub-Adviser, to GTCR LLC and Reverence Capital Partners, L.P. and/or their affiliates (the “Transaction”). The Board further noted that the Transaction would result in a change-of-control of Funds Management and the Sub-Adviser, which would be considered to be an assignment that would result in the termination of the Advisory Agreements. In light of the Transaction, the Board separately considered for approval a new investment management agreement with Funds Management and a new sub-advisory agreement with the Sub-Adviser (the “New Agreements”) that would replace the Advisory Agreements upon consummation of the Transaction, subject to approval of the New Agreements by the Fund’s shareholders. The Board also considered for approval interim agreements to go into effect in the event shareholders do not approve the New Agreements before the Transaction is completed. The interim agreements would allow the Manager and the Sub-Adviser to continue providing services to the Fund while the Fund continues to seek shareholder approval of the New Agreements. The Board noted that the terms of the interim agreements would be identical to those of the current Advisory Agreements, except for the term and certain escrow provisions.
At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at Board meetings held in April and May 2021, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2021. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent and quality of services
The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of WFAM, of which Funds Management and the Sub-Adviser are a part, and a summary of investments made in the business of WFAM. The Board also received a description of

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Board considerations (unaudited)
Funds Management’s and the Sub-Adviser’s business continuity plans, including a summary of the performance of such plans and any changes thereto during the COVID-19 pandemic, and of their approaches to data privacy and cybersecurity. The Board also received and reviewed information about Funds Management’s role as administrator of the Fund’s liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.
The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel.
The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates. The Board also considered information about retention and back-up arrangements that have been put into place with respect to key personnel of WFAM in connection with the anticipated Transaction, noting that WFAM provided assurances that the announcement and eventual culmination of the Transaction is not expected to result in any diminution in the nature or quality of services provided to the Fund.
Fund investment performance and expenses
The Board considered the investment performance results for the Fund over various time periods ended December 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrator Class) was higher than the average investment performance of the Universe for the five-year and ten-year periods under review, in range of the investment performance of the Universe for the three-year period under review, and lower than the average investment performance of the Universe for the one-year period under review. The Board also noted that the investment performance of the Fund was lower than its benchmark index, the Bloomberg Barclays Municipal Bond Index, for the one- and three-year periods under review, in range of its benchmark index for the five-year period under review, and higher than its benchmark index for the ten-year period under review.
The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and benchmark index for the periods identified above. The Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions and market factors that affected the Fund’s investment performance.
The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups for the Institutional Class and Class R6, equal to the median net operating expense ratio of the expense Groups for the Administrator Class and in range of the median net operating expense ratio of the expense Groups for Class A.
The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.
Investment management and sub-advisory fee rates
The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.
Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the

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Board considerations (unaudited)
funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than or equal to the sum of these average rates for the Fund’s expense Groups for all share classes except for Class A, which was in range of the average rate for the Fund’s expense Groups.
The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.
The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.
Profitability
The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.
Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.
Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.
Economies of scale
The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
The Board concluded that Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.
Other benefits to Funds Management and the Sub-Adviser
The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.
The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

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Board considerations (unaudited)
Conclusion
At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term.

84  |  Wells Fargo Municipal Bond Fund

Board considerations (unaudited)
Board Considerations – New Agreements
Overview of the Board evaluation process
At a meeting held on May 17-19, 2021 (the “Board Meeting”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”, and the series identified below, the “Funds”) approved the continuation of each Fund’s current Investment Management Agreement (the “Current Investment Management Agreement”) and the current Sub-Advisory Agreements (the “Current Sub-Advisory Agreements”, and collectively, the “Current Agreements”).
Wells Fargo C&B Mid Cap Value Fund
Wells Fargo California Limited-Term Tax-Free Fund
Wells Fargo California Tax-Free Fund
Wells Fargo Classic Value Fund
Wells Fargo Common Stock Fund
Wells Fargo Disciplined Small Cap Fund
Wells Fargo Disciplined U.S. Core Fund
Wells Fargo Discovery Fund
Wells Fargo Diversified Equity Fund
Wells Fargo Endeavor Select Fund
Wells Fargo Enterprise Fund
Wells Fargo Fundamental Small Cap Growth Fund
Wells Fargo Growth Fund
Wells Fargo High Yield Municipal Bond Fund
Wells Fargo Intermediate Tax/AMT-Free Fund
Wells Fargo Large Cap Core Fund
Wells Fargo Large Cap Growth Fund
Wells Fargo Large Company Value Fund
Wells Fargo Minnesota Tax-Free Fund
Wells Fargo Municipal Bond Fund
Wells Fargo Omega Growth Fund
Wells Fargo Opportunity Fund
Wells Fargo Pennsylvania Tax-Free Fund
Wells Fargo Premier Large Company Growth Fund
Wells Fargo Short-Term Municipal Bond Fund
Wells Fargo Small Cap Fund
Wells Fargo Special Mid Cap Value Fund
Wells Fargo Special Small Cap Value Fund
Wells Fargo Strategic Municipal Bond Fund
Wells Fargo Ultra Short-Term Municipal Income Fund
Wells Fargo Wisconsin Tax-Free Fund
Each Trustee on the Board is not an “interested person” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Funds (collectively, the “Independent Trustees”). The process followed by the Board in considering and approving the continuation of the Current Agreements is referred to herein as the “2021 Annual Approval Process.”
As noted above, the closing of the sale of Wells Fargo Asset Management (“WFAM”) to a holding company (“NewCo”) affiliated with private funds of GTCR LLC (“GTCR”) and of Reverence Capital Partners, L.P. (“Reverence Capital”, and such transaction, the “Transaction”) will result in a change of control of Wells Fargo Funds Management LLC (“Funds Management”) and Wells Capital Management Incorporated (“Wells Capital”, and together with Funds Management, the “Advisers”), which will be considered to be an “assignment” of each Fund’s Current Agreements under the 1940 Act that will result in the automatic termination of each Fund’s Current Agreements. In light of the expected termination of each Fund’s Current Agreements upon the closing, at the Board Meeting the Board also considered and approved the New Agreements, which are: (i) a new Investment Management Agreement (the “New Investment Management Agreement”) between the Trust, on behalf of each Fund, and Funds Management; (ii) a new Sub-Advisory Agreement (the “New Wells Capital Sub-Advisory Agreement”) among the Trust, Funds Management and Wells Capital with respect to each Fund other than C& B Mid Cap Value Fund and Diversified Equity Fund; and (iii) a new Sub-Advisory Agreement (the “New C&B Sub-Advisory Agreement”, and collectively, the “New Agreements”) among the Trust, with respect to the C&B Mid Cap Value Fund, Funds Management and Cooke & Bieler, L.P. (“C&B”, and together with Wells Capital, the “Sub-Advisers”), each of which is intended to go into effect upon the closing. The process followed by the Board in reviewing and approving the New Agreements is referred to herein as the “New Agreement Approval Process.”

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Board considerations (unaudited)
At a series of meetings held in April and May 2021 (collectively, “April and May 2021 Meetings”) and at the Board Meeting, the Trustees conferred extensively among themselves and with senior representatives of Funds Management, GTCR and Reverence Capital about the New Agreements and related matters. The Board reviewed and discussed information furnished by Funds Management, GTCR and Reverence Capital that the Board considered reasonably necessary to evaluate the terms of the New Agreements and the services to be provided. At these meetings, senior representatives from Funds Management, GTCR and Reverence Capital made presentations to, and responded to questions from, the Board.
In providing information to the Board in connection with the 2021 annual approval process (the “2021 Annual Approval Process”) and the New Agreement Approval Process, Funds Management, GTCR and Reverence Capital (as applicable) were guided by requests for information submitted by independent legal counsel on behalf of the Independent Trustees. In considering and approving the New Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed herein. The Board considered not only the specific information presented in connection with the April and May 2021 Meetings as well as the Board Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Advisers about various topics. In this regard, the Board reviews reports of Funds Management at each of its regular Board meetings, which includes, among other things, portfolio reviews and investment performance reports. In addition, the Board confers with portfolio managers at various times throughout the year. The Board was assisted in its evaluation of the New Agreements by independent legal counsel, from whom the Independent Trustees received separate legal advice and with whom the Independent Trustees met separately. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
Among other information considered by the Board in connection with the Transaction was:
■	Information regarding the Transaction: information about the structure, financing sources and material terms and conditions of the Transaction, including the expected impact on the businesses conducted by the Advisers and by Wells Fargo Funds Distributor LLC, as the distributor of Fund shares.
■	Information regarding NewCo, GTCR and Reverence Capital: (i) information about NewCo, including information about its expected financial condition and access to capital, and senior leadership team; (ii) the experience of senior management at GTCR and Reverence Capital in acquiring portfolio companies; (iii) the plan to operationalize NewCo, including the transition of necessary infrastructure services through a transition services agreement with Wells Fargo under which Wells Fargo will continue to provide NewCo with certain services for a specified period of time after the closing; and (iv) information regarding regulatory matters, compliance, and risk management functions at NewCo, including resources to be dedicated thereto.
■	Impact of the Transaction on WFAM and Service Providers: (i) information regarding any changes to personnel and/or other resources of the Advisers as a result of the Transaction, including assurances regarding comparable and competitive compensation arrangements to attract and retain highly qualified personnel; and (ii) information about the organizational and operating structure with respect to NewCo, the Advisers and the Funds.
■	Impact of the Transaction on the Funds and their Shareholders: (i) information regarding anticipated benefits to the Funds as a result of the Transaction; (ii) a commitment that the Funds would not bear any expenses, directly or indirectly, in connection with the Transaction; (iii) confirmation that the Advisers intend to continue to manage the Funds in a manner consistent with each Fund’s current investment objectives and principal investments strategies; and (iv) a commitment that neither NewCo nor WFAM will take any steps that would impose any “unfair burden” (as that term is used in section 15(f)(1)(B) of the 1940 Act) on the Funds as a result of the Transaction.
With respect to the New Agreements, the Board considered: (i) a representation that, after the closing, all of the Funds will continue to be managed and advised by their current Advisers and for C&B Mid Cap Value Fund, C&B, and that the same portfolio managers of the Sub-Advisers are expected to continue to manage the Funds after the Transaction; (ii) information regarding the terms of the New Agreements, including changes as compared to the Current Agreements; (iii) information confirming that the fee rates payable under the New Agreements will not increase as a result of the Transaction as compared to the rates under the Current Agreements; and (iv) assurances that the Transaction is not expected to cause any diminution with respect to the nature, extent and quality of any of the services currently provided to the Funds by the Advisers as a result of the Transaction.
In addition to considering information furnished specifically to evaluate the impact of the Transaction on the Funds and their respective shareholders in connection with the New Agreement Approval Process, the Board considered information furnished at prior meetings of the Board and its committees, including detailed information provided in connection with the 2021 Annual Approval Process. In this regard, in connection with the 2021 Annual Approval Process, the Board received information about complex-wide and individual Fund performance, fees and expenses, including: (i) a report from an independent data provider comparing the investment performance of each Fund to the investment performance of comparable funds and benchmark indices, over various time periods; (ii) a report from an independent data provider comparing each Fund’s total expense ratio (and

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Board considerations (unaudited)
its components) to those of comparable funds; (iii) comparative information concerning the fees charged and services provided by Funds Management and the Sub-Advisers to each Fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts), if any, that employ investment strategies and techniques similar to those used in managing such Fund(s); and (iv) profitability analyses of Funds Management, as well as the profitability of both WFAM and Wells Fargo from providing services to the fund family as a whole.
After its deliberations, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Advisers under the New Agreements is reasonable, approved the New Agreements for a two-year term, and voted to recommend that Fund shareholders approve the New Agreements. The Board considered the approval of the New Agreements as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent and quality of services
In connection with the 2021 Annual Approval Process, the Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Advisers under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Current Management Agreement, as well as, among other things, a summary of the background and experience of senior management of WFAM, of which Funds Management and Wells Capital are a part, and a summary of investments made in the business of WFAM. The Board also received a description of Funds Management’s and the Sub-Advisers’ business continuity plans, including a summary of the performance of such plans and any changes thereto during the COVID-19 pandemic, and of their approaches to data privacy and cybersecurity. The Board also received and reviewed information about Funds Management’s role as administrator of the Funds’ liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.
In connection with the 2021 Annual Approval Process, the Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds. The Board evaluated the ability of Funds Management and the Sub-Advisers to attract and retain qualified investment professionals, including research, advisory and supervisory personnel.
In connection with the 2021 Annual Approval Process, the Board further considered the compliance programs and compliance records of Funds Management and the Sub-Advisers. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.
In connection with the New Agreement Approval Process, the Board considered, among other information, the structure of the Transaction and expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of Funds Management and the Sub-Advisers. The Board received assurances from Funds Management that each Fund will continue to be advised by its current Sub-Adviser after the closing, and that the same individual portfolio managers are expected to continue to manage the Funds after the closing. With respect to the recruitment and retention of key personnel, the Board noted information from GTCR, Reverence Capital and the Advisers regarding the potential benefits for employees of joining NewCo. The Board recognized that the personnel who had been extended offers may not accept such offers and personnel changes may occur in the future in the ordinary course.
In addition, the Board considered information regarding the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Funds, including the provision of administrative services, and the anticipated impact of the Transaction on such matters. The Board also considered the business-related and other risks to which the Advisers may be subject in managing the Funds and in connection with the Transaction. The Board also considered the transition and integration plans as a result of the change in ownership of the Advisers from Wells Fargo to NewCo. The Board considered the resources and infrastructure that NewCo intends to devote to its compliance program to ensure compliance with applicable laws and regulations, as well as its risk management program and cybersecurity program. The Board also took into account assurances received from the Advisers, GTCR and Reverence Capital that the Transaction is not expected to cause any diminution in the nature, extent and quality of services provided by Funds Management and the Sub-Advisers to the Funds and their shareholders.
Fund investment performance and expenses
In connection with the 2021 Annual Approval Process, the Board considered the investment performance results for each Fund over various time periods ended December 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to each Fund (the “Universe”), and in comparison to each Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the

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Board considerations (unaudited)
mutual funds in the performance Universe. Where applicable, the Board received information concerning, and discussed factors contributing to, underperformance of Funds relative to the Universe and benchmark for any underperformance periods.
In connection with the 2021 Annual Approval Process, the Board also received and considered information regarding each Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year.
In connection with the New Agreement Approval Process, the Board received a commitment that WFAM will maintain fee and expense commitments for at least two years after the closing. The Board took into account each Fund’s investment performance and expense information among the factors considered in deciding to approve the New Agreements.
Investment management and sub-advisory fee rates
In connection with the 2021 Annual Approval Process, the Board reviewed and considered the contractual fee rates payable by each Fund to Funds Management under the Current Management Agreement, as well as the contractual fee rates payable by each Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to each of the Sub-Advisers under the Current Sub-Advisory Agreements for investment sub-advisory services (the “Sub-Advisory Fee Rates”).
Among other information reviewed by the Board in connection with the 2021 Annual Approval Process, was a comparison of each Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups.
In connection with the 2021 Annual Approval Process, the Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the Sub-Advisory Fee Rates. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Advisers, and about Funds Management’s on-going oversight services. With respect to C&B, the Board also considered this amount in comparison to the median amount retained by advisers to funds in a sub-advised expense universe that was determined by Broadridge to be similar to the Specialized Technology Fund. In this regard, the Board noted the small size of the sub-advised expense universe. The Board also considered that the sub-advisory fees paid to C&B had been negotiated by Funds Management on an arm’s length basis. Given the affiliation between Funds Management and Wells Capital, the Board ascribed limited relevance to the allocation of fees between them.
In connection with the 2021 Annual Approval Process, the Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Advisers to other types of clients, if any, with investment strategies similar to those of each Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.
In connection with the New Agreement Approval Process, the Board noted the assurances received by it that there would be no increases to any of the Management Rates or the Sub-Advisory Fee Rates as a result of the Transaction. The Board also considered that the New Agreements do not change the computation method for calculating such fees, and there is no present intention to reduce expense waiver and reimbursement arrangements that are currently in effect. Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the New Management Agreement and to each of the Sub-Advisers under the New Sub-Advisory Agreements was reasonable.
Profitability
In connection with the 2021 Annual Approval Process, the Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo from providing services to the fund family as a whole. The Board noted that Wells Capital’s profitability information with respect to providing services to each Fund Wells Capital

88  |  Wells Fargo Municipal Bond Fund

Board considerations (unaudited)
sub-advises and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis. The Board did not consider profitability with respect to C&B, as the sub-advisory fees paid to C&B had been negotiated by Funds Management on an arm’s-length basis.
Funds Management reported on the methodologies and estimates used in calculating profitability in connection with the 2021 Annual Approval Process, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.
In connection with the New Agreement Approval Process, the Board received certain information about NewCo’s projected financial condition, and reviewed with senior representatives of Funds Management, GTCR and Reverence Capital the underlying assumptions on which such information was based. The Board considered that NewCo is a newly formed entity, with no historical operations, revenues or expenses, and that it is difficult to predict with any degree of certainty the future profitability of NewCo and the Advisers from advisory activities under the New Agreements. The Board considered that the fee rates payable under the New Agreements will not increase as a result of the Transaction as compared to the rates under the Current Agreements, and that the current contractual expense limitations applicable to each Fund will not increase. The Board noted that if the New Agreements are approved by shareholders and the Transaction closes, the Board will have the opportunity in the future to review the profitability of NewCo and the Advisers from advisory activities under the New Agreements.
Economies of scale
In connection with the 2021 Annual Approval Process, the Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Funds, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted the existence of breakpoints in each Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that, in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
In connection with the New Agreement Approval Process, the Board noted that NewCo and the Advisers may benefit from possible growth of the Funds resulting from enhanced distribution capabilities. However, the Board noted that other factors could also affect the potential for economies of scale, and that it was not possible to quantify any potential future economies of scale. Based upon the information furnished to the Board in connection with the 2021 Annual Approval Process and the New Agreement Approval Process, the Board concluded that Funds Management’s arrangements with respect to each Fund, including contractual breakpoints and expense limitation arrangements, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.
“Fall-out” benefits to Funds Management and the Sub-Advisers
In connection with the 2021 Annual Approval Process, the Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including Wells Capital, and C&B as a result of their relationships with the Funds. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Funds and benefits potentially derived from an increase in Funds Management’s and the Sub-Advisers’ business as a result of their relationships with the Funds. The Board noted that various current affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.
In connection with the 2021 Annual Approval Process, the Board also reviewed information about soft dollar credits earned and utilized by the Sub-Advisers, fees earned by Funds Management and Wells Capital from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker of Wells Fargo from portfolio transactions.
In connection with the New Agreement Approval Process, the Board received information to the effect that the Transaction is not expected to have a material impact on the fall-out benefits currently realized by Funds Management and its affiliates, including Wells Capital, and C&B. The information reviewed by the Board also noted that several of the ancillary benefits identified for WFAM would be potential ancillary benefits for NewCo, including that the scale and reputation of the Funds might benefit NewCo’s broader reputation, product initiatives, technology investment and talent acquisition. Based on its consideration of the

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Board considerations (unaudited)
factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits expected to be received by Funds Management and its affiliates, including NewCo and Wells Capital, and C&B under the New Agreements were unreasonable.
Conclusion
At the Board Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Funds Management and to each of the Sub-Advisers under the New Agreements is reasonable, approved the New Agreements for a two-year term, and voted to recommend that Fund shareholders approve the New Agreements.

90  |  Wells Fargo Municipal Bond Fund

Board considerations (unaudited)
Board Considerations - Interim Agreements
At a meeting held on May 17-19, 2021 (the “Board Meeting”), the Boards of Trustees (each, a “Board”, and collectively, the “Boards”) of Wells Fargo Funds Trust, Wells Fargo Master Trust, Wells Fargo Variable Trust, Wells Fargo Global Dividend Opportunity Fund, Wells Fargo Income Opportunities Fund, Wells Fargo Multi-Sector Income Fund and Wells Fargo Utilities and High Income Fund (each a “Trust”, and the series thereof, a “Fund”) reviewed and approved for the Trusts and Funds, as applicable: (i) interim investment management agreements (the “Interim Management Agreements”) with Wells Fargo Funds Management, LLC (“Funds Management”); (ii) interim investment advisory agreements (the “Interim Advisory Agreements”) with Funds Management; and (iii) interim sub-advisory agreements (the “Interim Sub-Advisory Agreements”) with each of Cooke & Bieler, L.P., Galliard Capital Management, LLC (“Galliard”), Peregrine Capital Management Inc., Wells Capital Management, LLC (“WellsCap”), and Wells Fargo Asset Management (International) Limited (“WFAMI”, and collectively, the “Sub-Advisers”). Each Trustee on the Board is not an “interested person” (as defined in the Investment Company Act of 1940 (the “1940 Act”) of the Funds (collectively, the “Independent Trustees”). The Interim Management Agreements, Interim Advisory Agreements, and Interim Sub-Advisory Agreements are collectively referred to as the “Interim Advisory Agreements.”
At the Board Meeting, the Boards reviewed and approved the continuation of existing investment management, advisory and sub-advisory agreements (the “Current Advisory Agreements”) for each Trust and Fund, as applicable. The factors considered and conclusions reached by the Boards in approving the Current Advisory Agreements are summarized in the section entitled “Board Considerations – Current Agreements” of this shareholder report. The Boards noted that Wells Fargo & Company has entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”), which includes Funds Management, Galliard, WellsCap and WFAMI (the “Affiliated Sub-Advisers”), to a holding company affiliated with private funds of GTCR LLC and Reverence Capital Partners, L.P. (the “Transaction”). The Boards further noted that the Transaction would result in a change-of-control of Funds Management and the Affiliated Sub-Advisers, which would be considered to be an “assignment” under the 1940 Act that would terminate the Current Advisory Agreements. At the Board Meeting, the Boards also reviewed and approved new investment management, advisory and sub-advisory agreements (the “New Advisory Agreements”) for each Trust and Fund, as applicable, that would replace the Current Advisory Agreements upon consummation of the Transaction, subject to approval of the New Advisory Agreements by the applicable Trust’s or Fund’s shareholders. The factors considered and conclusions reached by the Boards in approving the New Advisory Agreements are summarized in the section entitled “Board Considerations – New Agreements” of this shareholder report.
At the Board Meeting, the Boards also approved the Interim Advisory Agreements, which will go into effect for a Trust or Fund only in the event that shareholders of such Trust or Fund do not approve the New Advisory Agreement(s) for the Trust or Fund by the closing date of the Transaction, when the Current Advisory Agreements will terminate. The Board noted that, in such a circumstance, the Interim Advisory Agreements will permit continuity of management by allowing Funds Management and the Sub-Advisers to continue providing services to the Trust or Fund pursuant to the Interim Advisory Agreements while the Trust or Fund continues to solicit shareholder approval of such New Advisory Agreement(s). The Boards noted that the terms of the Interim Advisory Agreements are identical to those of the Current Advisory Agreements, except for the term and the addition of escrow provisions with respect to the advisory fees. The Boards also noted that the entities that would service the Funds and Trusts under the Interim Advisory Agreements are identical to those that provide services under the Current Advisory Agreements and those that will provide services under the New Advisory Agreements.
In approving the Interim Advisory Agreements, the Boards considered the same factors and reached the same conclusions as they considered and reached with respect to the Boards’ approvals of the Current Advisory Agreements and New Advisory Agreements, as applicable, which are described in separate Board Consideration sections within this shareholder report. Prior to the Board Meeting, including at a series of meetings held in April and May 2021, the Trustees conferred extensively among themselves and with senior representatives of Funds Management, GTCR LLC and Reverence Capital Partners, L.P. about the Interim Advisory Agreements and related matters. The Independent Trustees were assisted in their evaluation of the Interim Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
At the Board Meeting, after considering the factors and reaching the conclusions described in the separate Board Consideration sections within this shareholder report, the Boards unanimously determined that the compensation payable to Funds Management and to each Sub-Adviser under each of the Interim Advisory Agreements was reasonable, and approved the Interim Advisory Agreements.

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For more information
More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Wells Fargo Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: wfam.com
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This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund's website at wfam.com. Read the prospectus carefully before you invest or send money.
Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management, LLC and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE
© 2021 Wells Fargo & Company. All rights reserved.
PAR-0721-00678 08-21
A253/AR253 06-21

Annual Report
June 30, 2021
Wells Fargo
Municipal Sustainability Fund

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The views expressed and any forward-looking statements are as of June 30, 2021, unless otherwise noted, and are those of the Fund's portfolio managers and/or Wells Fargo Asset Management. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.
 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE

Wells Fargo Municipal Sustainability Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Wells Fargo Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Wells Fargo Municipal Sustainability Fund for the 12-month period that ended June 30, 2021. Despite the continued challenges presented by the spread of COVID-19 cases and the business restrictions implemented throughout much of the world, global stocks showed robust returns, supported by global stimulus programs, a rapid vaccination rollout, and recovering consumer and corporate sentiment. Bond markets mostly produced positive returns, as investors searched for yield and diversification during difficult market stretches.
For the 12-month period, equities had robust returns, as policymakers continued to fight the effects of COVID-19. Emerging market stocks led both non-U.S. developed market equities and U.S. stocks. Gains by fixed-income securities were varied, though mostly positive. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 40.79%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 35.72%, while the MSCI EM Index (Net),3 had stronger performance with a 40.90% gain. Among bond indexes, the Bloomberg Barclays U.S. Aggregate Bond Index,4 returned -0.33%, the Bloomberg Barclays Global Aggregate ex-USD Index (unhedged),5 gained 4.60%, the Bloomberg Barclays Municipal Bond Index,6 returned 4.17%, and the ICE BofA U.S. High Yield Index,7 returned 15.62%.
Efforts to contain COVID-19 drove market performance.
July was broadly positive for equities and fixed income. However, economic data and a resurgence of COVID-19 cases underscored the urgent need to regain control of the pandemic. Second-quarter gross domestic product (GDP) shrank from the previous quarter by 9.5% and 12.1% in the U.S. and the eurozone, respectively. In contrast, China’s second-quarter GDP grew 3.2% year over year. The U.S. economy added 1.8 million jobs in July, but a double-digit jobless rate persisted.
The stock market continued to rally in August despite concerns over rising numbers of U.S. and European COVID-19 cases as well as the expiration of the $600 weekly bonus unemployment benefit in July. Relatively strong second-quarter earnings boosted investor sentiment along with the U.S. Federal Reserve (Fed) Board’s announcement of a monetary policy shift expected to support longer-term low interest rates. U.S. manufacturing and services activity indexes beat expectations while the U.S. housing market maintained strength. In Europe, retail sales expanded and consumer confidence was steady. China’s economy continued to expand.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]	The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[4]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]	The Bloomberg Barclays Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2021. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Municipal Sustainability Fund

Letter to shareholders (unaudited)
Stocks grew more volatile in September on mixed economic data. U.S. economic activity continued to grow. However, U.S. unemployment remained elevated at 7.9% in September. With the U.S. Congress delaying further fiscal relief and uncertainties surrounding a possible vaccine, doubts crept back into the financial markets. In the U.K., a lack of progress in Brexit talks weighed on markets. China’s economy picked up steam, fueled by increased global demand.
In October, capital markets stepped back from their six-month rally. Market volatility rose in advance of the U.S. election and amid a global increase in COVID-19 infections. Europe introduced tighter restrictions affecting economic activity. U.S. markets looked favorably at the prospect of Democratic control of the federal purse strings, which could lead to additional fiscal stimulus and a boost to economic activity. Meanwhile, China reported 4.9% third-quarter GDP growth.
Global stocks rallied in November, propelled by optimism over three promising COVID-19 vaccines. Reversing recent trends, value stocks outperformed growth stocks and cyclical stocks outpaced information technology (IT) stocks. However, U.S. unemployment remained elevated, with a net job loss of 10 million since February. The eurozone services Purchasing Managers' Index, a monthly survey of purchasing managers, contracted sharply while the region’s manufacturing activity grew. The U.S. election results added to the upbeat mood as investors anticipated more consistent policies in the new administration.
Financial markets ended the year with strength on high expectations for a rapid rollout of the COVID-19 vaccines, the successful passage of a $900 billion stimulus package, and rising expectations of additional economic support from a Democratic-led Congress. U.S. economic data were mixed with still-elevated unemployment and weak retail sales but growth in manufacturing output. In contrast, China’s economic expansion continued in both manufacturing and nonmanufacturing. U.S. COVID-19 infection rates continued to rise even as new state and local lockdown measures were implemented.
The year 2021 began with emerging market stocks leading all major asset classes in January, driven by China’s strong economic growth and a broad recovery in corporate earnings, which propelled China’s stock market higher. In the United States, positive news on vaccine trials and January expansion in both the manufacturing and services sectors was offset by a weak December monthly jobs report. This was compounded by technical factors as some hedge funds were forced to sell stocks to protect themselves against a well-publicized short squeeze coordinated by a group of retail investors. Eurozone sentiment and economic growth were particularly weak, reflecting the impact of a new lockdown with stricter social distancing along with a slow vaccine rollout.
February saw major domestic equity indexes driven higher on the hope of a new stimulus bill, improving COVID-19 vaccination numbers, and the gradual reopening of the economy. Most S&P 500 companies reported better-than-expected earnings, with positive surprises coming from the financials, IT, health care, and materials sectors. Japan saw its economy strengthen as a result of strong export numbers. Meanwhile, crude oil prices continued their climb, rising more than 25% for the year. Domestic government bonds experienced a sharp sell-off in late February as markets priced in a more robust economic recovery and higher future growth and inflation expectations.
The passage of the massive domestic stimulus bill highlighted March activity, leading to increased forecasts for U.S. growth in 2021. Domestic employment surged as COVID-19 vaccinations and an increasingly open economy spurred hiring. A majority of U.S. small companies reported they were operating at pre-pandemic capacity or higher. Value stocks continued its outperformance of growth stocks in the month, continuing the trend that started in late 2020. Meanwhile, most major developed global equity indexes were up month to date on the back of rising optimism regarding the outlook for global growth. While the U.S. and U.K. had been most successful in terms of the vaccine rollout, even in markets where the vaccine lagged, such as in the eurozone and Japan, equity indexes in many of those countries had also been in positive territory for the year.
“The passage of the massive domestic stimulus bill highlighted March activity, leading to increased forecasts for U.S. growth in 2021.”

Wells Fargo Municipal Sustainability Fund  |  3

Letter to shareholders (unaudited)
Equity markets produced another strong showing in April. Domestically, the continued reopening of the economy had a strong impact on positive equity performance, as people started leaving their households and jobless claims continued to fall. Domestic corporate bonds performed well and the U.S. dollar weakened. Meanwhile, the U.S. government continued to seek to invest in the recovery, this time by outlining a package of over $2 trillion to improve infrastructure. The primary headwind in April was inflation, as investors tried to determine the breadth and longevity of recent price increases. Developed Europe has been supported by a meaningful increase in the pace of vaccinations. Unfortunately many emerging market countries have not been as successful. India in particular has seen COVID-19 cases surge, serving as an example of the need to get vaccinations rolled out to less developed nations.
Vaccine rollouts continued in May, leading to loosened restrictions globally. As a result, equity markets in general saw a minor increase in returns. Concerns that the continued economic rebound could result in inflation increases becoming more than transitory were supported by the higher input costs businesses were experiencing. Meanwhile, those inflation concerns were tempered by the Fed, which stayed steady on its view of the economy and eased fears of a sudden and substantial policy change. Positive performance in the emerging market equity space was supported this month by steady consumer demand and strong commodity prices. Fixed-income markets were also slightly positive for the month, driven by inflation uncertainty and a softer U.S. dollar.
June witnessed the S&P 500 Index reach a new all-time high. 2021 economic growth and inflation forecasts were revised higher to reflect a strong economic recovery and some supply and demand imbalances. Late June saw a deal reached on a U.S. infrastructure package of approximately $1 trillion for road, bridge, and broadband network upgrades over the next eight years. The Fed’s June meeting yielded no change to policy, but its projections pointed to a possible interest rate rise in 2023. This, combined with a rebound in economic activity and investors searching for yield, led to U.S. Treasury yields being down for the month. Many European and Asian countries saw vaccination momentum increase, while the U.K. dealt with a rise in COVID-19 infections, specifically the Delta variant. Meanwhile, crude oil jumped over 10% in June on the back of the pickup in global economic activity and the Organization of the Petroleum Exporting Countries’ slow pace of supply growth.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Wells Fargo Funds
“ 2021 economic growth and inflation forecasts were revised higher to reflect a strong economic recovery and some supply and demand imbalances.”

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

4  |  Wells Fargo Municipal Sustainability Fund

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Performance highlights (unaudited)
Investment objective	The Fund seeks current income exempt from federal income tax.
Manager	Wells Fargo Funds Management, LLC
Subadviser	Wells Capital Management Incorporated
Portfolio managers	Terry J. Goode, Robert J. Miller, Brandon Pae†, Nicholos Venditti†

Average annual total returns (%) as of June 30, 2021
		Including sales charge		Excluding sales charge		Expense ratios[1](%)
	Inception date	1 year	Since inception	1 year	Since inception	Gross	Net [2]
Class A (WMSAX)	2-28-2020	0.31	1.94	5.04	5.51	2.26	0.75
Class C (WMSCX)	2-28-2020	3.30	4.76	4.30	4.76	3.01	1.50
Class R6 (WMSRX)	2-28-2020	-	-	5.41	5.87	1.88	0.40
Administrator Class (WMSDX)	2-28-2020	-	-	5.20	5.66	2.20	0.60
Institutional Class (WMSIX)	2-28-2020	-	-	5.36	5.82	1.93	0.45
Bloomberg Barclays Municipal Bond Index[3]	–	-	-	4.17	2.33*	-	-

*	Based on the inception date of the oldest Fund class.
[1]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through October 31, 2021, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.75% for Class A, 1.50% for Class C, 0.40% for Class R6, 0.60% for Administrator Class, and 0.45% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 4.50%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period.Class R6, Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

†	Mr. Pae and Mr. Venditti became portfolio managers of the Fund on September 1, 2020.

6  |  Wells Fargo Municipal Sustainability Fund

Performance highlights (unaudited)
Growth of $10,000 investment as of June 30, 20211
[1]	The chart compares the performance of Class A shares since inception with the Bloomberg Barclays Municipal Bond Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.
Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. High-yield securities have a greater risk of default and tend to be more volatile than higher-rated debt securities. The use of derivatives may reduce returns and/or increase volatility. Investing in environmental, social, and governance (ESG) carries the risk that, under certain market conditions, the investments may underperform products that invest in a broader array of investments. In addition, some ESG investments may be dependent on government tax incentives and subsidies and on political support for certain environmental technologies and companies. The ESG sector also may have challenges such as a limited number of issuers and liquidity in the market, including a robust secondary market. Investing primarily in responsible investments carries the risk that, under certain market conditions, an investment may underperform funds that do not use a responsible investment strategy. This fund is exposed to municipal securities risk. Consult the Fund's prospectus for additional information on these and other risks. A portion of the fund’s income may be subject to federal, state, and/or local income taxes or the Alternative Minimum Tax (AMT). Any capital gains distributions may be taxable.

Wells Fargo Municipal Sustainability Fund  |  7

Performance highlights (unaudited)
MANAGER'S DISCUSSION
Fund highlights
■	The Fund outperformed its benchmark, the Bloomberg Barclays Municipal Bond Index, for the 12-month period that ended June 30, 2021.
■	Quality allocation and security selection were the largest contributors to performance followed by sector allocation.
■	Duration was the largest detractor from relative performance as municipal rates rose in select periods while the Fund was long duration relative to the index. Yield-curve positioning did offset some of the negative performance due to duration positioning, with an overweight to the better-performing maturity segments.
The COVID-19 pandemic and the associated recovery efforts were the dominant market influence over the 12-month period.
The state of the pandemic in the U.S. deteriorated in the fall of 2020, with average daily confirmed cases of COVID-19 exceeding 250,000 late in the year. Hospitalizations and deaths from the virus also reached their highest points of the pandemic in the fall before it was announced that several promising vaccines would soon become available. The rollout of the vaccination effort continues, but as of the end of the 12-month period that ended June 2021, more than 50% of the U.S. population has received at least one dose of a vaccine. This brought new daily confirmed cases down to less than 12,000 by late June and has broadly allowed economies around the country to reopen and economic activity to accelerate.
The U.S. economy has also staged a significant recovery from the depths of the recession and the pandemic. Unemployment, which reached a multigenerational high level of over 14% in the spring of 2020, has fallen throughout the period to below 6%. The pace of the employment recovery has slowed materially in 2021, and the recovery has been uneven, upending employment progress made by several demographic groups over the past decade. Enhanced unemployment benefits, a portion of the massive fiscal stimulus injected into the economy over the past year, began to expire in many states near the end of the reporting period. Close attention will be paid to how employment progress evolves as these benefits expire. U.S. gross domestic product, after seeing the sharpest drop and largest increase on record in the post-war era in the second and third quarters of 2020, respectively, has continued to recover. The first-quarter 2021 reading came in at a very strong 6.4%. The increase in growth has led to expectations for higher inflation. The U.S. Federal Reserve (Fed) Board formally adopted a policy of allowing inflation to average 2% over "a period of time." Inflation readings in 2021 have risen, though Fed officials continue to suggest that they perceive this inflation as transitory. They see the supply-chain bottlenecks and employment market distortions brought on by the pandemic abating, which they believe will allow inflation to fall back toward their 2% target over the next few years.
Credit quality as of June 30, 2021[1]
[1]	The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/ or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the Fund’s portfolio with the ratings depicted in the chart are calculated based on the market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of the three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.
U.S. Treasury yields rose throughout the period, with the yield on the 10-Year Treasury ending the period 79 basis points (bps; 100 bps equal 1.00%) higher than it started. The impact of rising Treasury yields affected most sectors of fixed income in the first quarter of 2021, with corporate bonds seeing their worst start to a year since 1980. Municipal yields, by contrast, fell over the past 12-month period. The yield to worst for the Bloomberg Barclays Municipal Bond Index dropped nearly 50 bps since the end of June 2020. Inflows into municipal bond mutual funds and exchange-traded funds were positive for 57 out of the past 58 weeks, and flows through June 2021 alone would make this year the

8  |  Wells Fargo Municipal Sustainability Fund

Performance highlights (unaudited)
third-highest year of inflows for the asset class on record. This solid technical support has brought municipal-to-Treasury yield ratios to record lows and broadly lifted bond prices across the municipal bond market. Issuance for lower-investment-grade-rated issues and high-yield municipal bond issues were met with significant demand, bringing yields down further. Fundamentals in the municipal market have been strongly supported by the huge amounts of fiscal stimulus injected into the economy by the federal government. More than $5 trillion in stimulus was approved and began being distributed during the period. Municipal bond issuers benefited from hundreds of billions of dollars in stimulus, which helped shore up fundamentals weakened by the pandemic and the recession.
The municipal yield curve began and ended the period with the same steepness from 1-year to 30-year maturities, but short-intermediate municipal rates increased in the 4-year to 12-year maturity segments, while all other maturity segments decreased. Short-maturity yields, driven by the Fed, could stay reasonably anchored with the Fed signaling no rate increase likely until 2023. The growth and inflationary impacts of massive stimulus are less known but have a greater influence on the long end of the curve. Longer yields may see more volatility as tapering discussions increase toward the latter half of 2021, the recovery from the pandemic continues, and the economy recovers fitfully.
Effective maturity distribution as of June 30, 2021[1]
[1]	Figures represent the percentage of the Fund's long-term investments. These amounts are subject to change and may have changed since the date specified.
We use a sustainable framework for municipal bond investing.
The Fund looks to take advantage of the natural alignment of the municipal sector with sustainable outcomes. Our robust framework and scoring methodology align with green bond principles and social bond principles as we seek to identify bonds that we believe have positive impact. We also evaluate environmental, social, and governance (ESG) risk as part of our fundamental credit research.
A variety of factors affected the Fund’s relative performance.
We were overweight BBB-rated debt and A-rated debt, were underweight AA-rated debt and AAA-rated debt, and had out-of-benchmark allocations to non-investment-grade and nonrated credits. Spreads tightened throughout the period for lower-rated investment-grade bonds. Controlling for duration and curve effects, our overweights to medium- and lower-quality credits contributed.
High-yield municipals outperformed for the period, while higher-rated municipals lagged the index, with AAA yields hovering near all-time lows. Positive fund flows continue to prompt investors to seek out the higher income offered by BBB-rated and nonrated municipals, which have outperformed. We anticipate investment-grade municipal defaults will remain rare, but we believe that investors should continue to focus on security selection, especially within the lower-rated and nonrated sectors because this market segment could be more susceptible to downturns in sentiment or a return to net outflows.
We were underweight general obligation (GO) bonds and overweight revenue bonds, which contributed to performance. Controlling for duration, curve, and quality-allocation effects, contributors included overweights to the hospital and leasing sectors and the state of Illinois and an underweight to state GOs. Detractors included overweights to the water and sewer and education sectors. However, security selection was very strong in both sectors as well as in the hospital, transportation, and special tax sectors. Federal stimulus support has been robust and supportive of many municipal sectors, so we expect these sectors to continue to perform well. Risks remain elevated in senior care and project finance sectors.
Being underweight debt subject to the alternative minimum tax and zero-coupon bonds detracted from performance. An overweight to 4% coupons contributed to performance.
The outlook remains favorable for active bond management, in our view.
The outlook for bond selection remains favorable. Increased dispersion within rating tiers and sectors offers the opportunity for differentiation among credits. As the period ended, primary market opportunities were more favorable than secondary market trading opportunities due to rich valuations relative to Treasuries and tight credit spreads.

Wells Fargo Municipal Sustainability Fund  |  9

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from January 1, 2021 to June 30, 2021.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 1-1-2021	Ending account value 6-30-2021	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,019.13	$3.75	0.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.08	$3.76	0.75%
Class C
Actual	$1,000.00	$1,015.70	$7.15	1.43%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.70	$7.15	1.43%
Class R6
Actual	$1,000.00	$1,020.90	$2.00	0.40%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.81	$2.01	0.40%
Administrator Class
Actual	$1,000.00	$1,019.89	$3.00	0.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.82	$3.01	0.60%
Institutional Class
Actual	$1,000.00	$1,020.65	$2.25	0.45%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.56	$2.26	0.45%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10  |  Wells Fargo Municipal Sustainability Fund

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Municipal obligations: 99.80%
Alabama: 1.03%
Education revenue: 1.03%
University of North Alabama Revenue General Fee Series A	5.00%	11-1-2022	$ 265,000	$ 275,295
Arizona: 6.10%
GO revenue: 1.23%
Maricopa County AZ Elementary School District #25 Liberty School Improvement Project 2019 Series A (AGM Insured)	5.00	7-1-2023	300,000	327,684
Miscellaneous revenue: 4.87%
Phoenix AZ Civic Improvement Corporation Water System Sustainability Bonds Series B ##	5.00	7-1-2044	1,000,000	1,297,754
				1,625,438
California: 10.57%
Education revenue: 0.52%
California Municipal Finance Authority Education Revenue Stream Charter School Project 144A	5.00	6-15-2051	125,000	138,088
Health revenue: 0.96%
San Buenaventura CA Community Mental Health System	6.50	12-1-2021	250,000	256,374
Housing revenue: 5.57%
California HFA MFHR	1.45	4-1-2024	1,000,000	1,005,115
California Municipal Finance Authority Student Housing Revenue CHF Riverside I LLC Projects	5.00	5-15-2029	375,000	479,754
				1,484,869
Miscellaneous revenue: 3.52%
California Infrastructure & Economic Development Bank Lease Revenue Teachers Retirement	5.00	8-1-2030	310,000	401,834
San Francisco City & County CA 49 South Van Ness Project Green Bond Series A	4.00	4-1-2034	370,000	434,806
San Joaquin CA Area Flood Control Agency Smith Canal Area Assessment District Revenue (AGM Insured)	4.00	10-1-2021	100,000	100,883
				937,523
				2,816,854
Colorado: 6.53%
Education revenue: 2.46%
Colorado ECFA Revenue Improvement & Refunding Bonds Charter School	5.00	3-15-2027	535,000	655,290
Health revenue: 2.22%
Colorado Health Facilities Authority Revenue Hospital Advent Health Obligated Group Series A	4.00	11-15-2043	500,000	591,064
Tax revenue: 1.85%
Regional Colorado Transportation District Private Activity Denver Transit Partners Eagle P3 Project Series A	4.00	7-15-2040	375,000	494,010
				1,740,364
The accompanying notes are an integral part of these financial statements.

Wells Fargo Municipal Sustainability Fund  |  11

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
District of Columbia: 1.22%
Water & sewer revenue: 1.22%
District of Columbia Water & Sewer Authority Public Utility Green Bond Series A	5.00%	10-1-2038	$ 250,000	$ 324,231
Florida: 0.51%
Education revenue: 0.51%
Florida Development Finance Corporation Educational Facilities United Cerebral Palsy Charter Schools Projects Social Bonds Series A	5.00	6-1-2050	125,000	136,102
Guam: 1.15%
Water & sewer revenue: 1.15%
Guam Government Waterworks Authority Series A	5.00	1-1-2050	250,000	306,907
Idaho: 1.79%
Health revenue: 1.79%
Idaho Health Facilities Authority Hospital Trinity Health Credit Group Series A	5.00	12-1-2047	385,000	476,700
Illinois: 19.18%
GO revenue: 6.84%
Chicago IL Series A	5.50	1-1-2039	360,000	409,867
Chicago IL Series A	6.00	1-1-2038	375,000	470,516
Decatur IL (BAM Insured)	5.00	3-1-2024	375,000	417,008
Kendall, Kane & Will Counties IL CAB School District #308 (AGM Insured) ¤	0.00	2-1-2027	155,000	144,373
Will County IL Lincoln-Way Community High School District #210 Refunded Bond (AGM Insured)	4.00	1-1-2022	375,000	381,531
				1,823,295
Housing revenue: 1.76%
Northern Illinois University Board of Trustees Auxiliary Facilities System (BAM Insured) %%	4.00	10-1-2041	400,000	469,983
Miscellaneous revenue: 2.50%
Illinois Finance Authority Clean Water Initiative Revolving Fund	5.00	7-1-2024	585,000	667,020
Tax revenue: 2.24%
Chicago IL Transit Authority Sales Tax Receipts (AGM Insured)	5.00	12-1-2046	500,000	595,324
Transportation revenue: 2.92%
Chicago IL Public Building Commission Chicago Transit Authority (Ambac Insured)	5.25	3-1-2031	600,000	777,653
Water & sewer revenue: 2.92%
Chicago IL Wastewater Transmission Series C	5.00	1-1-2024	700,000	778,108
				5,111,383
Indiana: 4.70%
Miscellaneous revenue: 2.45%
Indiana Finance Authority State Revolving Fund Program Green Bond Series E	5.00	2-1-2047	500,000	652,447
The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Municipal Sustainability Fund

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Water & sewer revenue: 2.25%
Indiana Finance Authority Green Bond Series B	5.00%	2-1-2028	$ 500,000	$ 601,168
				1,253,615
Louisiana: 0.65%
Water & sewer revenue: 0.65%
New Orleans LA Water Revenue (BAM Insured)	5.00	12-1-2034	150,000	172,874
Massachusetts: 2.75%
Education revenue: 2.22%
Massachusetts Development Finance Agency Boston College Issue Series U	5.00	7-1-2025	500,000	590,557
Health revenue: 0.53%
Massachusetts Development Finance Agency Milford Regional Medical Center Series G 144A	5.00	7-15-2025	125,000	141,808
				732,365
Michigan: 4.49%
Miscellaneous revenue: 2.28%
Michigan Building Authority Series I	5.00	10-15-2031	500,000	605,793
Tax revenue: 0.40%
Michigan Finance Authority Local Government Loan Program Public Lighting Authority Refunding Bonds Series B	5.00	7-1-2044	100,000	106,946
Water & sewer revenue: 1.81%
Great Lakes MI Water Authority Water Supply System Series D	5.00	7-1-2031	400,000	483,023
				1,195,762
Minnesota: 0.45%
Education revenue: 0.45%
St. Paul MN Housing & RDA Charter School Hmong College Preparatory Academy Project Series 2020	5.00	9-1-2055	100,000	118,984
Nevada: 5.16%
GO revenue: 5.16%
Clark County NV Flood Control District	5.00	11-1-2029	500,000	649,211
Clark County NV School District Building Series A	4.00	6-15-2035	625,000	726,166
				1,375,377
New Jersey: 1.58%
Miscellaneous revenue: 1.12%
New Jersey EDA Series XX	4.00	6-15-2024	270,000	298,183
Tax revenue: 0.46%
New Jersey Garden State Preservation Trust Open & Farmland Series A (AGM Insured)	5.75	11-1-2028	100,000	123,261
				421,444
The accompanying notes are an integral part of these financial statements.

Wells Fargo Municipal Sustainability Fund  |  13

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
New York: 8.87%
Education revenue: 3.45%
Build New York City Resource Corporation NEW World Preparatory Charter School Series A 144A	4.00%	6-15-2041	$ 525,000	$ 578,429
New York Dormitory Authority Non-State Supported Debt Series A	5.00	7-1-2038	270,000	341,217
				919,646
GO revenue: 0.52%
Poughkeepsie City NY Refunding Bonds Public Improvement	5.00	6-1-2024	125,000	137,203
Transportation revenue: 2.44%
New York Metropolitan Transportation Authority Revenue BAN Subordinated Bond Series B-1	5.00	5-15-2022	625,000	650,856
Water & sewer revenue: 2.46%
New York Environmental Facilities Corporation Clean Water & Drinking Water New York City Municipal Water Finance Authority Project Series A	5.00	6-15-2032	500,000	656,183
				2,363,888
North Carolina: 0.76%
Housing revenue: 0.76%
North Carolina Capital Facilities Finance Refunding Bonds The Arc of North Carolina Projects Series A (Department of Housing and Urban Development Insured)	5.00	10-1-2024	180,000	203,513
Oregon: 2.38%
GO revenue: 2.38%
Bend OR	5.00	6-1-2050	500,000	635,675
Pennsylvania: 7.45%
Education revenue: 3.30%
Allegheny County PA Higher Education Robert Morris University	5.00	10-15-2037	250,000	290,878
Philadelphia PA IDA Saint Joseph's University Series C	4.00	11-1-2037	500,000	589,937
				880,815
Health revenue: 1.68%
Westmoreland County PA IDA Excela Health Project Series A	4.00	7-1-2037	375,000	446,467
Transportation revenue: 2.47%
Pennsylvania Turnpike Commisson Turnpike Series B-1	5.25	6-1-2047	535,000	658,043
				1,985,325
South Carolina: 1.25%
Education revenue: 1.25%
South Carolina Jobs EDA Revenue Wofford College Project	5.00	4-1-2033	270,000	332,862
Texas: 3.98%
Airport revenue: 1.41%
Galveston TX Wharves & Terminal Refunding Bonds	4.63	2-1-2024	375,000	375,455
The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Municipal Sustainability Fund

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
GO revenue: 2.57%
Dallas County TX Hospital District Limited Tax	5.00%	8-15-2030	$ 625,000	$ 685,458
				1,060,913
Virginia: 1.44%
Transportation revenue: 1.44%
Virginia Small Business Financing Authority AMT 95 Express Lanes LLC Project	5.00	7-1-2049	375,000	383,522
Washington: 5.81%
Education revenue: 0.66%
Washington HEFAR Seattle University Project	5.00	5-1-2027	145,000	175,612
GO revenue: 2.87%
King County WA Public Hospital District #1 Valley Medical Center Refunding Bond	5.00	12-1-2026	625,000	764,269
Utilities revenue: 2.28%
Chelan County WA Public Utility District #001 Consolidated Revenue Refunding Bonds Governmental Series A	4.00	7-1-2036	500,000	608,520
				1,548,401
Total Municipal obligations (Cost $25,055,740)				26,597,794

		Yield	Shares
Short-term investments: 1.14%
Investment companies: 1.14%
Wells Fargo Municipal Cash Management Money Market Fund Institutional Class ♠∞		0.01	302,687	302,778
Total Short-term investments (Cost $302,778)				302,778
Total investments in securities (Cost $25,358,518)	100.94%			26,900,572
Other assets and liabilities, net	(0.94)			(249,929)
Total net assets	100.00%			$26,650,643

##	All or a portion of this security is segregated for when-issued securities.
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
¤	The security is issued in zero coupon form with no periodic interest payments.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.
%%	The security is purchased on a when-issued basis.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Municipal Sustainability Fund  |  15

Portfolio of investments—June 30, 2021

Abbreviations:
AGM	Assured Guaranty Municipal
Ambac	Ambac Financial Group Incorporated
AMT	Alternative minimum tax
BAM	Build America Mutual Assurance Company
BAN	Bond anticipation notes
CAB	Capital appreciation bond
ECFA	Educational & Cultural Facilities Authority
EDA	Economic Development Authority
GO	General obligation
HEFAR	Higher Education Facilities Authority Revenue
HFA	Housing Finance Authority
IDA	Industrial Development Authority
MFHR	Multifamily housing revenue
RDA	Redevelopment Authority
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliates of the Fund at the beginning of the period or the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	% of net assets	Shares, end of period	Income from affiliated securities
Short-term investments
Investment companies
Wells Fargo Municipal Cash Management Money Market Fund Institutional Class	$315,780	$3,788,759	$(3,801,765)	$9	$(5)	$302,778	1.14%	302,687	$70
The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Municipal Sustainability Fund

Statement of assets and liabilities—June 30, 2021

Assets
Investments in unaffiliated securities, at value (cost $25,055,740)	$ 26,597,794
Investments in affiliated securites, at value (cost $302,778)	302,778
Receivable for investments sold	714,816
Receivable for interest	305,299
Receivable from manager	4,184
Prepaid expenses and other assets	8,525
Total assets	27,933,396
Liabilities
Payable for investments purchased	712,368
Payable for when-issued transactions	464,664
Dividends payable	42,539
Trustees’ fees and expenses payable	1,182
Administration fees payable	1,010
Payable for Fund shares redeemed	208
Distribution fee payable	143
Accrued expenses and other liabilities	60,639
Total liabilities	1,282,753
Total net assets	$26,650,643
Net assets consist of
Paid-in capital	$ 25,360,385
Total distributable earnings	1,290,258
Total net assets	$26,650,643
Computation of net asset value and offering price per share
Net assets – Class A	$ 1,156,069
Shares outstanding – Class A1	54,970
Net asset value per share – Class A	$21.03
Maximum offering price per share – Class A2	$22.02
Net assets – Class C	$ 1,051,416
Shares outstanding – Class C1	50,000
Net asset value per share – Class C	$21.03
Net assets – Class R6	$ 22,082,337
Shares outstanding – Class R6[1]	1,050,000
Net asset value per share – Class R6	$21.03
Net assets – Administrator Class	$ 1,191,871
Shares outstanding – Administrator Class[1]	56,672
Net asset value per share – Administrator Class	$21.03
Net assets – Institutional Class	$ 1,168,950
Shares outstanding – Institutional Class[1]	55,583
Net asset value per share – Institutional Class	$21.03
[1]	The Fund has an unlimited number of authorized shares
[2]	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

Wells Fargo Municipal Sustainability Fund  |  17

Statement of operations—year ended June 30, 2021

Investment income
Interest	$ 621,841
Income from affiliated securities	70
Total investment income	621,911
Expenses
Management fee	103,992
Administration fees
Class A	1,716
Class C	1,657
Class R6	6,524
Administrator Class	1,087
Institutional Class	846
Shareholder servicing fees
Class A	2,681
Class C	2,588
Administrator Class	2,718
Distribution fee
Class C	5,163
Custody and accounting fees	9,724
Professional fees	74,823
Registration fees	112,543
Shareholder report expenses	42,406
Trustees’ fees and expenses	19,402
Other fees and expenses	12,501
Total expenses	400,371
Less: Fee waivers and/or expense reimbursements
Fund-level	(274,594)
Class A	(322)
Class C	(725)
Class R6	(2,175)
Administrator Class	(1,087)
Net expenses	121,468
Net investment income	500,443
Realized and unrealized gains (losses) on investments
Net realized gains on
Unaffiliated securities	128,372
Affiliated securities	9
Net realized gains on investments	128,381
Net change in unrealized gains (losses) on
Unaffiliated securities	723,889
Affiliated securities	(5)
Net change in unrealized gains (losses) on investments	723,884
Net realized and unrealized gains (losses) on investments	852,265
Net increase in net assets resulting from operations	$1,352,708
The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Municipal Sustainability Fund

Statement of changes in net assets

	Year ended June 30, 2021		Year ended June 30, 2020[1]
Operations
Net investment income		$ 500,443		$ 148,500
Net realized gains (losses) on investments		128,381		(378,568)
Net change in unrealized gains (losses) on investments		723,884		818,170
Net increase in net assets resulting from operations		1,352,708		588,102
Distributions to shareholders from
Net investment income and net realized gains
Class A		(17,573)		(5,137)
Class C		(9,545)		(2,811)
Class R6		(432,065)		(131,738)
Administrator Class		(19,469)		(5,618)
Institutional Class		(20,488)		(6,108)
Total distributions to shareholders		(499,140)		(151,412)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	6,252	129,818	50,101	1,002,010
Class C	0	0	50,000	1,000,000
Class R6	0	0	1,050,000	21,000,000
Administrator Class	12,749	268,337	50,000	1,000,000
Institutional Class	5,584	116,637	50,000	1,000,000
		514,792		25,002,010
Reinvestment of distributions
Class A	25	530	0	0
Administrator Class	45	932	0	0
Institutional Class	20	429	0	0
		1,891		0
Payment for shares redeemed
Class A	(1,408)	(29,021)	0	0
Administrator Class	(6,122)	(128,854)	0	0
Institutional Class	(21)	(433)	0	0
		(158,308)		0
Net increase in net assets resulting from capital share transactions		358,375		25,002,010
Total increase in net assets		1,211,943		25,438,700
Net assets
Beginning of period		25,438,700		0
End of period		$26,650,643		$25,438,700
[1]	For the period from February 28, 2020 (commencement of operations) to June 30, 2020
The accompanying notes are an integral part of these financial statements.

Wells Fargo Municipal Sustainability Fund  |  19

Financial highlights
(For a share outstanding throughout each period)
	Year ended June 30
Class A	2021	2020 [1]
Net asset value, beginning of period	$20.35	$20.00
Net investment income	0.34	0.10
Net realized and unrealized gains (losses) on investments	0.68	0.35
Total from investment operations	1.02	0.45
Distributions to shareholders from
Net investment income	(0.34)	(0.10)
Net asset value, end of period	$21.03	$20.35
Total return[2]	5.04%	2.27%
Ratios to average net assets (annualized)
Gross expenses	1.85%	2.26%
Net expenses	0.75%	0.75%
Net investment income	1.64%	1.52%
Supplemental data
Portfolio turnover rate	77%	32%
Net assets, end of period (000s omitted)	$1,156	$1,020

[1]	For the period from February 28, 2020 (commencement of class operations) to June 30, 2020
[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo Municipal Sustainability Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended June 30
Class C	2021	2020 [1]
Net asset value, beginning of period	$20.35	$20.00
Net investment income	0.19	0.05
Net realized and unrealized gains (losses) on investments	0.68	0.36
Total from investment operations	0.87	0.41
Distributions to shareholders from
Net investment income	(0.19)	(0.06)
Net asset value, end of period	$21.03	$20.35
Total return[2]	4.30%	2.04%
Ratios to average net assets (annualized)
Gross expenses	2.35%	3.01%
Net expenses	1.46% [3]	1.50%
Net investment income	0.93%	0.78%
Supplemental data
Portfolio turnover rate	77%	32%
Net assets, end of period (000s omitted)	$1,051	$1,017

[1]	For the period from February 28, 2020 (commencement of class operations) to June 30, 2020
[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
[3]	During the year ended June 30, 2021, class-level expenses were voluntarily waived by the investment manager. Without this voluntary waiver, the net expense ratio would have been 0.04% higher.
The accompanying notes are an integral part of these financial statements.

Wells Fargo Municipal Sustainability Fund  |  21

Financial highlights
(For a share outstanding throughout each period)
	Year ended June 30
Class R6	2021	2020 [1]
Net asset value, beginning of period	$20.35	$20.00
Net investment income	0.41	0.13 [2]
Net realized and unrealized gains (losses) on investments	0.68	0.35
Total from investment operations	1.09	0.48
Distributions to shareholders from
Net investment income	(0.41)	(0.13)
Net asset value, end of period	$21.03	$20.35
Total return[3]	5.41%	2.39%
Ratios to average net assets (annualized)
Gross expenses	1.48%	1.88%
Net expenses	0.40%	0.40%
Net investment income	1.99%	1.87%
Supplemental data
Portfolio turnover rate	77%	32%
Net assets, end of period (000s omitted)	$22,082	$21,367

[1]	For the period from February 28, 2020 (commencement of class operations) to June 30, 2020
[2]	Calculated based upon average shares outstanding
[3]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

22  |  Wells Fargo Municipal Sustainability Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended June 30
Administrator Class	2021	2020 [1]
Net asset value, beginning of period	$20.35	$20.00
Net investment income	0.37	0.11
Net realized and unrealized gains (losses) on investments	0.68	0.35
Total from investment operations	1.05	0.46
Distributions to shareholders from
Net investment income	(0.37)	(0.11)
Net asset value, end of period	$21.03	$20.35
Total return[2]	5.20%	2.32%
Ratios to average net assets (annualized)
Gross expenses	1.77%	2.20%
Net expenses	0.60%	0.60%
Net investment income	1.80%	1.67%
Supplemental data
Portfolio turnover rate	77%	32%
Net assets, end of period (000s omitted)	$1,192	$1,017

[1]	For the period from February 28, 2020 (commencement of class operations) to June 30, 2020
[2]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

Wells Fargo Municipal Sustainability Fund  |  23

Financial highlights
(For a share outstanding throughout each period)
	Year ended June 30
Institutional Class	2021	2020 [1]
Net asset value, beginning of period	$20.35	$20.00
Net investment income	0.40	0.12
Net realized and unrealized gains (losses) on investments	0.68	0.35
Total from investment operations	1.08	0.47
Distributions to shareholders from
Net investment income	(0.40)	(0.12)
Net asset value, end of period	$21.03	$20.35
Total return[2]	5.36%	2.37%
Ratios to average net assets (annualized)
Gross expenses	1.52%	1.93%
Net expenses	0.45%	0.45%
Net investment income	1.94%	1.82%
Supplemental data
Portfolio turnover rate	77%	32%
Net assets, end of period (000s omitted)	$1,169	$1,017

[1]	For the period from February 28, 2020 (commencement of class operations) to June 30, 2020
[2]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

24  |  Wells Fargo Municipal Sustainability Fund

Notes to financial statements
1. ORGANIZATION
Wells Fargo Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Municipal Sustainability Fund (the "Fund") which is a diversified series of the Trust.
On February 23, 2021, Wells Fargo & Company announced that it has entered into a definitive agreement to sell Wells Fargo Asset Management ("WFAM") to GTCR LLC and Reverence Capital Partners, L.P. WFAM is the trade name used by the asset management businesses of Wells Fargo & Company and includes Wells Fargo Funds Management, LLC, the investment manager to the Fund, Wells Capital Management, LLC and Wells Fargo Asset Management (International) Limited, both registered investment advisers providing sub-advisory services to certain funds, and Wells Fargo Funds Distributor, LLC, the Fund's principal underwriter. As part of the transaction, Wells Fargo & Company will own a 9.9% equity interest and will continue to serve as an important client and distribution partner.
Consummation of the transaction will result in the automatic termination of the Fund's investment management agreement and subadvisory agreement. The Fund's Board of Trustees approved a new investment management and new subadvisory agreement and approved submitting the agreements to the Fund’s shareholders for approval at a special meeting of shareholders expected to be held on August 16, 2021. Shareholders of record of the Fund at the close of business on May 28, 2021 are entitled to vote at the meeting. If shareholders approve the new agreements, they would take effect upon the closing of the transaction. The transaction is expected to close in the second half of 2021, subject to customary closing conditions.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Investments in registered open-end investment companies are valued at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC ("Funds Management"). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.
When-issued transactions
The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund's commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Wells Fargo Municipal Sustainability Fund  |  25

Notes to financial statements
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.
Distributions to shareholders
Distributions to shareholders from net investement income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable and tax-exempt income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the fiscal years since commencement of operations are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of June 30, 2021, the aggregate cost of all investments for federal income tax purposes was $25,358,518 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$1,542,054
Gross unrealized losses	0
Net unrealized gains	$1,542,054
As of June 30, 2021, the Fund had capital loss carryforwards which consisted of $250,187 in short-term capital losses.
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

26  |  Wells Fargo Municipal Sustainability Fund

Notes to financial statements
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of June 30, 2021:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Municipal obligations	$ 0	$ 26,597,794	$0	$ 26,597,794
Short-term investments
Investment companies	302,778	0	0	302,778
Total assets	$302,778	$26,597,794	$0	$26,900,572
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended June 30, 2021, the Fund did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Management fee
Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company ("Wells Fargo"), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $500 million	0.400%
Next $500 million	0.375
Next $2 billion	0.350
Next $2 billion	0.325
Next $5 billion	0.290
Over $10 billion	0.280
For the year ended June 30, 2021, the management fee was equivalent to an annual rate of 0.40% of the Fund’s average daily net assets.
Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management, LLC, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Wells Fargo Municipal Sustainability Fund  |  27

Notes to financial statements
Class-level administration fee
Class A	0.16%
Class C	0.16
Class R6	0.03
Administrator Class	0.10
Institutional Class	0.08
Waivers and/or expense reimbursements
Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management will waive fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has contractually committed through October 31, 2021 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. In addition to the contractual waivers and/or reimbursements, Funds Management also voluntarily waived certain class-level expenses during the year ended June 30, 2021 . These voluntary class-level waivers may be discontinued at any time. The contractual expense caps are as follows:
Expense ratio caps
Class A	0.75%
Class C	1.50
Class R6	0.40
Administrator Class	0.60
Institutional Class	0.45
Distribution fee
The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC ("Funds Distributor"), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.
In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. Funds Distributor did not receive any front-end or contingent deferred sales charges from Class A or Class C shares for the year ended June 30, 2021.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund had $0, $1,003,810 and $890 in interfund purchases, sales and net realized gains (losses), respectively, during the year ended June 30, 2021.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended June 30, 2021 were $21,059,368 and $20,019,944, respectively.

28  |  Wells Fargo Municipal Sustainability Fund

Notes to financial statements
6. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid was $499,140 and $151,412 of tax-exempt income for the years ended June 30, 2021 and June 30, 2020, respectively.
As of June 30, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed tax-exempt income	Unrealized gains	Capital loss carryforward
$40,930	$1,542,054	$(250,187)
7. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
8. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.
9. SUBSEQUENT EVENTS
Wells Fargo Asset Management ("WFAM") announced that it will be changing its company name to Allspring Global Investments upon the closing of the previously announced sale transaction of WFAM by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. The new corporate name is expected to go into effect on the closing date of the transaction, which is anticipated to occur in the second half of 2021, subject to customary closing conditions.
At a meeting held July 15, 2021, the Board of Trustees of the Wells Fargo Funds approved a change in the Fund's name to remove “Wells Fargo” from the Fund's name and replace with “Allspring”. The change is expected to go into effect on October 11, 2021.
Following the closing of the transaction, Wells Fargo Funds Management, LLC, the Fund's investment manager, Wells Capital Management, LLC and Wells Fargo Asset Management (International) Limited, each subadvisers to certain funds, and Wells Fargo Funds Distributor, LLC, the Fund's principal underwriter, will each be rebranded as Allspring.
At a special meeting of shareholders held on August 16, 2021, shareholders of the Fund approved a new investment management and a new subadvisory agreement that will be effective at the closing of the sale transaction.

Wells Fargo Municipal Sustainability Fund  |  29

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Wells Fargo Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Wells Fargo Municipal Sustainability Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of June 30, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for the year then ended and the period from February 28, 2020 (commencement of operations) to June 30, 2020, and the related notes (collectively, the financial statements) and the financial highlights for the year then ended and the period from February 28, 2020 to June 30, 2020. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of June 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights the year then ended and the period from February 28, 2020 to June 30, 2020, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of June 30, 2021, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however, we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.
Boston, Massachusetts
August 25, 2021

30  |  Wells Fargo Municipal Sustainability Fund

Other information (unaudited)
TAX INFORMATION
Pursuant to Section 852 of the Internal Revenue Code, 100% of distributions paid from net investment income is designated as exempt-interest dividends for the fiscal year ended June 30, 2021.
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Wells Fargo Municipal Sustainability Fund  |  31

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 139 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

32  |  Wells Fargo Municipal Sustainability Fund

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Wells Fargo Municipal Sustainability Fund  |  33

Other information (unaudited)
Officers
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC and Chief Legal Counsel of Wells Fargo Asset Management since 2018. Deputy General Counsel of Wells Fargo Bank, N.A. since 2020 and Assistant General Counsel of Wells Fargo Bank, N.A. from 2018 to 2020. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.
Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

34  |  Wells Fargo Municipal Sustainability Fund

Board considerations (unaudited)
BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:
Board Considerations – Current Agreements
Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at a Board meeting held on May 17-19, 2021 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Municipal Sustainability Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”
The Board noted that Wells Fargo & Company recently announced that it had entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”), which includes Funds Management and the Sub-Adviser, to GTCR LLC and Reverence Capital Partners, L.P. and/or their affiliates (the “Transaction”). The Board further noted that the Transaction would result in a change-of-control of Funds Management and the Sub-Adviser, which would be considered to be an assignment that would result in the termination of the Advisory Agreements. In light of the Transaction, the Board separately considered for approval a new investment management agreement with Funds Management and a new sub-advisory agreement with the Sub-Adviser (the “New Agreements”) that would replace the Advisory Agreements upon consummation of the Transaction, subject to approval of the New Agreements by the Fund’s shareholders. The Board also considered for approval interim agreements to go into effect in the event shareholders do not approve the New Agreements before the Transaction is completed. The interim agreements would allow the Manager and the Sub-Adviser to continue providing services to the Fund while the Fund continues to seek shareholder approval of the New Agreements. The Board noted that the terms of the interim agreements would be identical to those of the current Advisory Agreements, except for the term and certain escrow provisions.
At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at Board meetings held in April and May 2021, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2021. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent and quality of services
The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of WFAM, of which Funds Management and the Sub-Adviser are a part, and a summary of investments made in the business of WFAM. The Board also received a description of

Wells Fargo Municipal Sustainability Fund  |  35

Board considerations (unaudited)
Funds Management’s and the Sub-Adviser’s business continuity plans, including a summary of the performance of such plans and any changes thereto during the COVID-19 pandemic, and of their approaches to data privacy and cybersecurity. The Board also received and reviewed information about Funds Management’s role as administrator of the Fund’s liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.
The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel.
The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates. The Board also considered information about retention and back-up arrangements that have been put into place with respect to key personnel of WFAM in connection with the anticipated Transaction, noting that WFAM provided assurances that the announcement and eventual culmination of the Transaction is not expected to result in any diminution in the nature or quality of services provided to the Fund.
Fund investment performance and expenses
The Board noted that the Fund had recently commenced operations and had only a quarter of performance history to review. The Board noted that it would have the opportunity to review the Fund’s performance history in connection with the Board’s future review and approval of the Fund’s Advisory Agreements.
The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were equal to the median net operating expense ratios of the expense Groups for each share class except for Class R6, which was lower than the median net operating expense ratio of the expense Groups.
The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.
Investment management and sub-advisory fee rates
The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.
Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were equal to or in range of the sum of these average rates for the Fund’s expense Groups for all share classes.
The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.
The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.

36  |  Wells Fargo Municipal Sustainability Fund

Board considerations (unaudited)
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.
Profitability
The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.
Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.
Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.
Economies of scale
The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
The Board concluded that Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.
Other benefits to Funds Management and the Sub-Adviser
The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.
The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.
Conclusion
At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term.

Wells Fargo Municipal Sustainability Fund  |  37

Board considerations (unaudited)
Board Considerations – New Agreements
Overview of the Board evaluation process
At a meeting held on May 17-19, 2021 (the “Board Meeting”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”, and the series identified below, the “Funds”) approved the continuation of each Fund’s current Investment Management Agreement (the “Current Investment Management Agreement”) and the current Sub-Advisory Agreements (the “Current Sub-Advisory Agreements”, and collectively, the “Current Agreements”).
Wells Fargo C&B Mid Cap Value Fund
Wells Fargo California Limited-Term Tax-Free Fund
Wells Fargo California Tax-Free Fund
Wells Fargo Classic Value Fund
Wells Fargo Common Stock Fund
Wells Fargo Disciplined Small Cap Fund
Wells Fargo Disciplined U.S. Core Fund
Wells Fargo Discovery Fund
Wells Fargo Diversified Equity Fund
Wells Fargo Endeavor Select Fund
Wells Fargo Enterprise Fund
Wells Fargo Fundamental Small Cap Growth Fund
Wells Fargo Growth Fund
Wells Fargo High Yield Municipal Bond Fund
Wells Fargo Intermediate Tax/AMT-Free Fund
Wells Fargo Large Cap Core Fund
Wells Fargo Large Cap Growth Fund
Wells Fargo Large Company Value Fund
Wells Fargo Minnesota Tax-Free Fund
Wells Fargo Municipal Bond Fund
Wells Fargo Omega Growth Fund
Wells Fargo Opportunity Fund
Wells Fargo Pennsylvania Tax-Free Fund
Wells Fargo Premier Large Company Growth Fund
Wells Fargo Short-Term Municipal Bond Fund
Wells Fargo Small Cap Fund
Wells Fargo Special Mid Cap Value Fund
Wells Fargo Special Small Cap Value Fund
Wells Fargo Strategic Municipal Bond Fund
Wells Fargo Ultra Short-Term Municipal Income Fund
Wells Fargo Wisconsin Tax-Free Fund
Each Trustee on the Board is not an “interested person” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Funds (collectively, the “Independent Trustees”). The process followed by the Board in considering and approving the continuation of the Current Agreements is referred to herein as the “2021 Annual Approval Process.”
As noted above, the closing of the sale of Wells Fargo Asset Management (“WFAM”) to a holding company (“NewCo”) affiliated with private funds of GTCR LLC (“GTCR”) and of Reverence Capital Partners, L.P. (“Reverence Capital”, and such transaction, the “Transaction”) will result in a change of control of Wells Fargo Funds Management LLC (“Funds Management”), Wells Capital Management Incorporated (“Wells Capital”) and Wells Fargo Asset Management (International) Limited (“WFAM(I) Ltd.”, and together with Funds Management and Wells Capital, the “Advisers”), which will be considered to be an “assignment” of each Fund’s Current Agreements under the 1940 Act that will result in the automatic termination of each Fund’s Current Agreements. In light of the expected termination of each Fund’s Current Agreements upon the closing, at the Board Meeting the Board also considered and approved the New Agreements, which are: (i) a new Investment Management Agreement (the “New Investment Management Agreement”) between the Trust, on behalf of each Fund, and Funds Management; (ii) a new Sub-Advisory Agreement (the “New Wells Capital Sub-Advisory Agreement”) among the Trust, on behalf of each Fund, Funds Management and Wells Capital; and (iii) a new Sub-Advisory Agreement (the “New WFAM(I) Ltd Sub-Advisory Agreement”, and collectively, the “New Agreements”) among the Trust, on behalf of Wells Fargo Alternative Risk Premia Fund and Wells Fargo Global Investment Grade Credit Fund, Funds

38  |  Wells Fargo Municipal Sustainability Fund

Board considerations (unaudited)
Management and WFAM(I) Ltd (together with Wells Capital, the “Sub-Advisers”), each of which is intended to go into effect upon the closing. The process followed by the Board in reviewing and approving the New Agreements is referred to herein as the “New Agreement Approval Process.”
At a series of meetings held in April and May 2021 (collectively, “April and May 2021 Meetings”) and at the Board Meeting, the Trustees conferred extensively among themselves and with senior representatives of Funds Management, GTCR and Reverence Capital about the New Agreements and related matters. The Board reviewed and discussed information furnished by Funds Management, GTCR and Reverence Capital that the Board considered reasonably necessary to evaluate the terms of the New Agreements and the services to be provided. At these meetings, senior representatives from Funds Management, GTCR and Reverence Capital made presentations to, and responded to questions from, the Board.
In providing information to the Board in connection with the 2021 annual approval process for the Current Agreements (the “2021 Annual Approval Process”) and the New Agreement Approval Process, Funds Management, GTCR and Reverence Capital (as applicable) were guided by requests for information submitted by independent legal counsel on behalf of the Independent Trustees. In considering and approving the New Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed herein. The Board considered not only the specific information presented in connection with the April and May 2021 Meetings as well as the Board Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Advisers about various topics. In this regard, the Board reviews reports of Funds Management at each of its regular Board meetings, which includes, among other things, portfolio reviews and investment performance reports. In addition, the Board confers with portfolio managers at various times throughout the year. The Board was assisted in its evaluation of the New Agreements by independent legal counsel, from whom the Independent Trustees received separate legal advice and with whom the Independent Trustees met separately. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
Among other information considered by the Board in connection with the Transaction was:
■	Information regarding the Transaction: information about the structure, financing sources and material terms and conditions of the Transaction, including the expected impact on the businesses conducted by the Advisers and by Wells Fargo Funds Distributor LLC, as the distributor of Fund shares.
■	Information regarding NewCo, GTCR and Reverence Capital: (i) information about NewCo, including information about its expected financial condition and access to capital, and senior leadership team; (ii) the experience of senior management at GTCR and Reverence Capital in acquiring portfolio companies; (iii) the plan to operationalize NewCo, including the transition of necessary infrastructure services through a transition services agreement with Wells Fargo under which Wells Fargo will continue to provide NewCo with certain services for a specified period of time after the closing; and (iv) information regarding regulatory matters, compliance, and risk management functions at NewCo, including resources to be dedicated thereto.
■	Impact of the Transaction on WFAM and Service Providers: (i) information regarding any changes to personnel and/or other resources of the Advisers as a result of the Transaction, including assurances regarding comparable and competitive compensation arrangements to attract and retain highly qualified personnel; and (ii) information about the organizational and operating structure with respect to NewCo, the Advisers and the Funds.
■	Impact of the Transaction on the Funds and their Shareholders: (i) information regarding anticipated benefits to the Funds as a result of the Transaction; (ii) a commitment that the Funds would not bear any expenses, directly or indirectly, in connection with the Transaction; (iii) confirmation that the Advisers intend to continue to manage the Funds in a manner consistent with each Fund’s current investment objectives and principal investments strategies; and (iv) a commitment that neither NewCo nor WFAM will take any steps that would impose any “unfair burden” (as that term is used in section 15(f)(1)(B) of the 1940 Act) on the Funds as a result of the Transaction.
With respect to the New Agreements, the Board considered: (i) a representation that, after the closing, all of the Funds will continue to be managed and advised by their current Advisers, and that the same portfolio managers of the Sub-Advisers are expected to continue to manage the Funds after the Transaction; (ii) information regarding the terms of the New Agreements, including changes as compared to the Current Agreements; (iii) information confirming that the fee rates payable under the New Agreements will not increase as a result of the Transaction as compared to the rates under the Current Agreements; and (iv) assurances that the Transaction is not expected to cause any diminution with respect to the nature, extent and quality of any of the services currently provided to the Funds by the Advisers as a result of the Transaction.
In addition to considering information furnished specifically to evaluate the impact of the Transaction on the Funds and their respective shareholders in connection with the New Agreement Approval Process, the Board considered information furnished at

Wells Fargo Municipal Sustainability Fund  |  39

Board considerations (unaudited)
prior meetings of the Board and its committees, including detailed information provided in connection with the 2021 Annual Approval Process. In this regard, in connection with the 2021 Annual Approval Process, the Board received information about complex-wide and individual Fund performance, fees and expenses, including: (i) a report from an independent data provider comparing the investment performance of each Fund to the investment performance of comparable funds and benchmark indices, over various time periods; (ii) a report from an independent data provider comparing each Fund’s total expense ratio (and its components) to those of comparable funds; (iii) comparative information concerning the fees charged and services provided by the Advisers to each Fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts), if any, that employ investment strategies and techniques similar to those used in managing such Fund(s); and (iv) profitability analyses of Funds Management, as well as the profitability of both WFAM and Wells Fargo from providing services to the fund family as a whole.
After its deliberations, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Advisers under the New Agreements is reasonable, approved the New Agreements for a two-year term, and voted to recommend that Fund shareholders approve the New Agreements. The Board considered the approval of the New Agreements as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent and quality of services
In connection with the 2021 Annual Approval Process, the Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Advisers under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Current Management Agreement, as well as, among other things, a summary of the background and experience of senior management of WFAM, of which Funds Management and the Sub-Advisers are a part, and a summary of investments made in the business of WFAM. The Board also received a description of Funds Management’s and the Sub-Advisers’ business continuity plans, including a summary of the performance of such plans and any changes thereto during the COVID-19 pandemic, and of their approaches to data privacy and cybersecurity. The Board also received and reviewed information about Funds Management’s role as administrator of the Funds’ liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.
In connection with the 2021 Annual Approval Process, the Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds. The Board evaluated the ability of Funds Management and the Sub-Advisers to attract and retain qualified investment professionals, including research, advisory and supervisory personnel.
In connection with the 2021 Annual Approval Process, the Board further considered the compliance programs and compliance records of Funds Management and the Sub-Advisers. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.
In connection with the New Agreement Approval Process, the Board considered, among other information, the structure of the Transaction and expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of the Advisers. The Board received assurances from the Advisers that each Fund will continue to be advised by its current Advisers after the closing, and that the same individual portfolio managers are expected to continue to manage the Funds after the closing. With respect to the recruitment and retention of key personnel, the Board noted information from GTCR, Reverence Capital and the Advisers regarding the potential benefits for employees of joining NewCo. The Board recognized that the personnel who had been extended offers may not accept such offers and personnel changes may occur in the future in the ordinary course.
In addition, the Board considered information regarding the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Funds, including the provision of administrative services, and the anticipated impact of the Transaction on such matters. The Board also considered the business-related and other risks to which the Advisers may be subject in managing the Funds and in connection with the Transaction. The Board also considered the transition and integration plans as a result of the change in ownership of the Advisers from Wells Fargo to NewCo. The Board considered the resources and infrastructure that NewCo intends to devote to its compliance program to ensure compliance with applicable laws and regulations, as well as its risk management program and cybersecurity program. The Board also took into account assurances received from the Advisers, GTCR and Reverence Capital that the Transaction is not expected to cause any diminution in the nature, extent and quality of services provided by the Advisers to the Funds and their shareholders.
Fund investment performance and expenses
In connection with the 2021 Annual Approval Process, the Board considered the investment performance results for each Fund over various time periods ended December 31, 2020. The Board considered these results in comparison to the investment

40  |  Wells Fargo Municipal Sustainability Fund

Board considerations (unaudited)
performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to each Fund (the “Universe”), and in comparison to each Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. Where applicable, the Board received information concerning, and discussed factors contributing to, underperformance of Funds relative to the Universe and benchmark for any underperformance periods.
In connection with the 2021 Annual Approval Process, the Board also received and considered information regarding each Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year.
In connection with the New Agreement Approval Process, the Board received a commitment that WFAM will maintain fee and expense commitments for at least two years after the closing. The Board took into account each Fund’s investment performance and expense information among the factors considered in deciding to approve the New Agreements.
Investment management and sub-advisory fee rates
In connection with the 2021 Annual Approval Process, the Board reviewed and considered the contractual fee rates payable by each Fund to Funds Management under the Current Management Agreement, as well as the contractual fee rates payable by each Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to each of the Sub-Advisers under the Current Sub-Advisory Agreements for investment sub-advisory services (the “Sub-Advisory Fee Rates”).
Among other information reviewed by the Board in connection with the 2021 Annual Approval Process, was a comparison of each Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups.
In connection with the 2021 Annual Approval Process, the Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the Sub-Advisory Fee Rates. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Advisers, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Advisers, the Board ascribed limited relevance to the allocation of fees between them.
In connection with the 2021 Annual Approval Process, the Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Advisers to other types of clients, if any, with investment strategies similar to those of each Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.
In connection with the New Agreement Approval Process, the Board noted the assurances received by it that there would be no increases to any of the Management Rates or the Sub-Advisory Fee Rates as a result of the Transaction. The Board also considered that the New Agreements do not change the computation method for calculating such fees, and there is no present intention to reduce expense waiver and reimbursement arrangements that are currently in effect. Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the New Management Agreement and to each of the Sub-Advisers under the New Sub-Advisory Agreements was reasonable.
Profitability
In connection with the 2021 Annual Approval Process, the Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo from providing services to the fund family as a whole. The Board noted that the Sub-Advisers’ profitability information with respect to providing services to each Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.

Wells Fargo Municipal Sustainability Fund  |  41

Board considerations (unaudited)
Funds Management reported on the methodologies and estimates used in calculating profitability in connection with the 2021 Annual Approval Process, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.
In connection with the New Agreement Approval Process, the Board received certain information about NewCo’s projected financial condition, and reviewed with senior representatives of Funds Management, GTCR and Reverence Capital the underlying assumptions on which such information was based. The Board considered that NewCo is a newly formed entity, with no historical operations, revenues or expenses, and that it is difficult to predict with any degree of certainty the future profitability of NewCo and the Advisers from advisory activities under the New Agreements. The Board considered that the fee rates payable under the New Agreements will not increase as a result of the Transaction as compared to the rates under the Current Agreements, and that the current contractual expense limitations applicable to each Fund will not increase. The Board noted that if the New Agreements are approved by shareholders and the Transaction closes, the Board will have the opportunity in the future to review the profitability of NewCo and the Advisers from advisory activities under the New Agreements.
Economies of scale
In connection with the 2021 Annual Approval Process, the Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Funds, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted the existence of breakpoints in each Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that, in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
In connection with the New Agreement Approval Process, the Board noted that NewCo and the Advisers may benefit from possible growth of the Funds resulting from enhanced distribution capabilities. However, the Board noted that other factors could also affect the potential for economies of scale, and that it was not possible to quantify any potential future economies of scale. Based upon the information furnished to the Board in connection with the 2021 Annual Approval Process and the New Agreement Approval Process, the Board concluded that Funds Management’s arrangements with respect to each Fund, including contractual breakpoints and expense limitation arrangements, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.
“Fall-out” benefits to Funds Management and the Sub-Advisers
In connection with the 2021 Annual Approval Process, the Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Advisers, as a result of their relationships with the Funds. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Funds and benefits potentially derived from an increase in Funds Management’s and the Sub-Advisers’ business as a result of their relationships with the Funds. The Board noted that various current affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.
In connection with the 2021 Annual Approval Process, the Board also reviewed information about soft dollar credits earned and utilized by the Sub-Advisers, fees earned by Funds Management and Wells Capital from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker of Wells Fargo from portfolio transactions.
In connection with the New Agreement Approval Process, the Board received information to the effect that the Transaction is not expected to have a material impact on the fall-out benefits currently realized by Funds Management and its affiliates, including the Sub-Advisers. The information reviewed by the Board also noted that several of the ancillary benefits identified for WFAM would be potential ancillary benefits for NewCo, including that the scale and reputation of the Funds might benefit NewCo’s broader reputation, product initiatives, technology investment and talent acquisition. Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits expected to be received by Funds Management and its affiliates, including NewCo and the Sub-Advisers, under the New Agreements were unreasonable.

42  |  Wells Fargo Municipal Sustainability Fund

Board considerations (unaudited)
Conclusion
At the Board Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Funds Management and to each of the Sub-Advisers under the New Agreements is reasonable, approved the New Agreements for a two-year term, and voted to recommend that Fund shareholders approve the New Agreements.

Wells Fargo Municipal Sustainability Fund  |  43

Board considerations (unaudited)
Board Considerations - Interim Agreements
At a meeting held on May 17-19, 2021 (the “Board Meeting”), the Boards of Trustees (each, a “Board”, and collectively, the “Boards”) of Wells Fargo Funds Trust, Wells Fargo Master Trust, Wells Fargo Variable Trust, Wells Fargo Global Dividend Opportunity Fund, Wells Fargo Income Opportunities Fund, Wells Fargo Multi-Sector Income Fund and Wells Fargo Utilities and High Income Fund (each a “Trust”, and the series thereof, a “Fund”) reviewed and approved for the Trusts and Funds, as applicable: (i) interim investment management agreements (the “Interim Management Agreements”) with Wells Fargo Funds Management, LLC (“Funds Management”); (ii) interim investment advisory agreements (the “Interim Advisory Agreements”) with Funds Management; and (iii) interim sub-advisory agreements (the “Interim Sub-Advisory Agreements”) with each of Cooke & Bieler, L.P., Galliard Capital Management, LLC (“Galliard”), Peregrine Capital Management Inc., Wells Capital Management, LLC (“WellsCap”), and Wells Fargo Asset Management (International) Limited (“WFAMI”, and collectively, the “Sub-Advisers”). Each Trustee on the Board is not an “interested person” (as defined in the Investment Company Act of 1940 (the “1940 Act”) of the Funds (collectively, the “Independent Trustees”). The Interim Management Agreements, Interim Advisory Agreements, and Interim Sub-Advisory Agreements are collectively referred to as the “Interim Advisory Agreements.”
At the Board Meeting, the Boards reviewed and approved the continuation of existing investment management, advisory and sub-advisory agreements (the “Current Advisory Agreements”) for each Trust and Fund, as applicable. The factors considered and conclusions reached by the Boards in approving the Current Advisory Agreements are summarized in the section entitled “Board Considerations – Current Agreements” of this shareholder report. The Boards noted that Wells Fargo & Company has entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”), which includes Funds Management, Galliard, WellsCap and WFAMI (the “Affiliated Sub-Advisers”), to a holding company affiliated with private funds of GTCR LLC and Reverence Capital Partners, L.P. (the “Transaction”). The Boards further noted that the Transaction would result in a change-of-control of Funds Management and the Affiliated Sub-Advisers, which would be considered to be an “assignment” under the 1940 Act that would terminate the Current Advisory Agreements. At the Board Meeting, the Boards also reviewed and approved new investment management, advisory and sub-advisory agreements (the “New Advisory Agreements”) for each Trust and Fund, as applicable, that would replace the Current Advisory Agreements upon consummation of the Transaction, subject to approval of the New Advisory Agreements by the applicable Trust’s or Fund’s shareholders. The factors considered and conclusions reached by the Boards in approving the New Advisory Agreements are summarized in the section entitled “Board Considerations – New Agreements” of this shareholder report.
At the Board Meeting, the Boards also approved the Interim Advisory Agreements, which will go into effect for a Trust or Fund only in the event that shareholders of such Trust or Fund do not approve the New Advisory Agreement(s) for the Trust or Fund by the closing date of the Transaction, when the Current Advisory Agreements will terminate. The Board noted that, in such a circumstance, the Interim Advisory Agreements will permit continuity of management by allowing Funds Management and the Sub-Advisers to continue providing services to the Trust or Fund pursuant to the Interim Advisory Agreements while the Trust or Fund continues to solicit shareholder approval of such New Advisory Agreement(s). The Boards noted that the terms of the Interim Advisory Agreements are identical to those of the Current Advisory Agreements, except for the term and the addition of escrow provisions with respect to the advisory fees. The Boards also noted that the entities that would service the Funds and Trusts under the Interim Advisory Agreements are identical to those that provide services under the Current Advisory Agreements and those that will provide services under the New Advisory Agreements.
In approving the Interim Advisory Agreements, the Boards considered the same factors and reached the same conclusions as they considered and reached with respect to the Boards’ approvals of the Current Advisory Agreements and New Advisory Agreements, as applicable, which are described in separate Board Consideration sections within this shareholder report. Prior to the Board Meeting, including at a series of meetings held in April and May 2021, the Trustees conferred extensively among themselves and with senior representatives of Funds Management, GTCR LLC and Reverence Capital Partners, L.P. about the Interim Advisory Agreements and related matters. The Independent Trustees were assisted in their evaluation of the Interim Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
At the Board Meeting, after considering the factors and reaching the conclusions described in the separate Board Consideration sections within this shareholder report, the Boards unanimously determined that the compensation payable to Funds Management and to each Sub-Adviser under each of the Interim Advisory Agreements was reasonable, and approved the Interim Advisory Agreements.

44  |  Wells Fargo Municipal Sustainability Fund

For more information
More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Wells Fargo Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: wfam.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-866-765-0778
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund's website at wfam.com. Read the prospectus carefully before you invest or send money.
Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management, LLC and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE
© 2021 Wells Fargo & Company. All rights reserved.
PAR-0721-00679 08-21
A297/AR297 06-21

Annual Report
June 30, 2021
Wells Fargo
Pennsylvania Tax-Free Fund

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The views expressed and any forward-looking statements are as of June 30, 2021, unless otherwise noted, and are those of the Fund's portfolio managers and/or Wells Fargo Asset Management. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.
 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE

Wells Fargo Pennsylvania Tax-Free Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Wells Fargo Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Wells Fargo Pennsylvania Tax-Free Fund for the 12-month period that ended June 30, 2021. Despite the continued challenges presented by the spread of COVID-19 cases and the business restrictions implemented throughout much of the world, global stocks showed robust returns, supported by global stimulus programs, a rapid vaccination rollout, and recovering consumer and corporate sentiment. Bond markets mostly produced positive returns, as investors searched for yield and diversification during difficult market stretches.
For the 12-month period, equities had robust returns, as policymakers continued to fight the effects of COVID-19. Emerging market stocks led both non-U.S. developed market equities and U.S. stocks. Gains by fixed-income securities were varied, though mostly positive. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 40.79%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 35.72%, while the MSCI EM Index (Net),3 had stronger performance with a 40.90% gain. Among bond indexes, the Bloomberg Barclays U.S. Aggregate Bond Index,4 returned -0.33%, the Bloomberg Barclays Global Aggregate ex-USD Index (unhedged),5 gained 4.60%, the Bloomberg Barclays Municipal Bond Index,6 returned 4.17%, and the ICE BofA U.S. High Yield Index,7 returned 15.62%.
Efforts to contain COVID-19 drove market performance.
July was broadly positive for equities and fixed income. However, economic data and a resurgence of COVID-19 cases underscored the urgent need to regain control of the pandemic. Second-quarter gross domestic product (GDP) shrank from the previous quarter by 9.5% and 12.1% in the U.S. and the eurozone, respectively. In contrast, China’s second-quarter GDP grew 3.2% year over year. The U.S. economy added 1.8 million jobs in July, but a double-digit jobless rate persisted.
The stock market continued to rally in August despite concerns over rising numbers of U.S. and European COVID-19 cases as well as the expiration of the $600 weekly bonus unemployment benefit in July. Relatively strong second-quarter earnings boosted investor sentiment along with the U.S. Federal Reserve (Fed) Board’s announcement of a monetary policy shift expected to support longer-term low interest rates. U.S. manufacturing and services activity indexes beat expectations while the U.S. housing market maintained strength. In Europe, retail sales expanded and consumer confidence was steady. China’s economy continued to expand.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Barclays Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2021. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Pennsylvania Tax-Free Fund

Letter to shareholders (unaudited)
Stocks grew more volatile in September on mixed economic data. U.S. economic activity continued to grow. However, U.S. unemployment remained elevated at 7.9% in September. With the U.S. Congress delaying further fiscal relief and uncertainties surrounding a possible vaccine, doubts crept back into the financial markets. In the U.K., a lack of progress in Brexit talks weighed on markets. China’s economy picked up steam, fueled by increased global demand.
In October, capital markets stepped back from their six-month rally. Market volatility rose in advance of the U.S. election and amid a global increase in COVID-19 infections. Europe introduced tighter restrictions affecting economic activity. U.S. markets looked favorably at the prospect of Democratic control of the federal purse strings, which could lead to additional fiscal stimulus and a boost to economic activity. Meanwhile, China reported 4.9% third-quarter GDP growth.
Global stocks rallied in November, propelled by optimism over three promising COVID-19 vaccines. Reversing recent trends, value stocks outperformed growth stocks and cyclical stocks outpaced information technology (IT) stocks. However, U.S. unemployment remained elevated, with a net job loss of 10 million since February. The eurozone services Purchasing Managers' Index, a monthly survey of purchasing managers, contracted sharply while the region’s manufacturing activity grew. The U.S. election results added to the upbeat mood as investors anticipated more consistent policies in the new administration.
Financial markets ended the year with strength on high expectations for a rapid rollout of the COVID-19 vaccines, the successful passage of a $900 billion stimulus package, and rising expectations of additional economic support from a Democratic-led Congress. U.S. economic data were mixed with still-elevated unemployment and weak retail sales but growth in manufacturing output. In contrast, China’s economic expansion continued in both manufacturing and nonmanufacturing. U.S. COVID-19 infection rates continued to rise even as new state and local lockdown measures were implemented.
The year 2021 began with emerging market stocks leading all major asset classes in January, driven by China’s strong economic growth and a broad recovery in corporate earnings, which propelled China’s stock market higher. In the United States, positive news on vaccine trials and January expansion in both the manufacturing and services sectors was offset by a weak December monthly jobs report. This was compounded by technical factors as some hedge funds were forced to sell stocks to protect themselves against a well-publicized short squeeze coordinated by a group of retail investors. Eurozone sentiment and economic growth were particularly weak, reflecting the impact of a new lockdown with stricter social distancing along with a slow vaccine rollout.
February saw major domestic equity indexes driven higher on the hope of a new stimulus bill, improving COVID-19 vaccination numbers, and the gradual reopening of the economy. Most S&P 500 companies reported better-than-expected earnings, with positive surprises coming from the financials, IT, health care, and materials sectors. Japan saw its economy strengthen as a result of strong export numbers. Meanwhile, crude oil prices continued their climb, rising more than 25% for the year. Domestic government bonds experienced a sharp sell-off in late February as markets priced in a more robust economic recovery and higher future growth and inflation expectations.
The passage of the massive domestic stimulus bill highlighted March activity, leading to increased forecasts for U.S. growth in 2021. Domestic employment surged as COVID-19 vaccinations and an increasingly open economy spurred hiring. A majority of U.S. small companies reported they were operating at pre-pandemic capacity or higher. Value stocks continued its outperformance of growth stocks in the month, continuing the trend that started in late 2020. Meanwhile, most major developed global equity indexes were up month to date on the back of rising optimism regarding the outlook for global growth. While the U.S. and U.K. had been most successful in terms of the vaccine rollout, even in markets where the vaccine lagged, such as in the eurozone and Japan, equity indexes in many of those countries had also been in positive territory for the year.
“The passage of the massive domestic stimulus bill highlighted March activity, leading to increased forecasts for U.S. growth in 2021.”

Wells Fargo Pennsylvania Tax-Free Fund  |  3

Letter to shareholders (unaudited)
Equity markets produced another strong showing in April. Domestically, the continued reopening of the economy had a strong impact on positive equity performance, as people started leaving their households and jobless claims continued to fall. Domestic corporate bonds performed well and the U.S. dollar weakened. Meanwhile, the U.S. government continued to seek to invest in the recovery, this time by outlining a package of over $2 trillion to improve infrastructure. The primary headwind in April was inflation, as investors tried to determine the breadth and longevity of recent price increases. Developed Europe has been supported by a meaningful increase in the pace of vaccinations. Unfortunately many emerging market countries have not been as successful. India in particular has seen COVID-19 cases surge, serving as an example of the need to get vaccinations rolled out to less developed nations.
Vaccine rollouts continued in May, leading to loosened restrictions globally. As a result, equity markets in general saw a minor increase in returns. Concerns that the continued economic rebound could result in inflation increases becoming more than transitory were supported by the higher input costs businesses were experiencing. Meanwhile, those inflation concerns were tempered by the Fed, which stayed steady on its view of the economy and eased fears of a sudden and substantial policy change. Positive performance in the emerging market equity space was supported this month by steady consumer demand and strong commodity prices. Fixed-income markets were also slightly positive for the month, driven by inflation uncertainty and a softer U.S. dollar.
June witnessed the S&P 500 Index reach a new all-time high. 2021 economic growth and inflation forecasts were revised higher to reflect a strong economic recovery and some supply and demand imbalances. Late June saw a deal reached on a U.S. infrastructure package of approximately $1 trillion for road, bridge, and broadband network upgrades over the next eight years. The Fed’s June meeting yielded no change to policy, but its projections pointed to a possible interest rate rise in 2023. This, combined with a rebound in economic activity and investors searching for yield, led to U.S. Treasury yields being down for the month. Many European and Asian countries saw vaccination momentum increase, while the U.K. dealt with a rise in COVID-19 infections, specifically the Delta variant. Meanwhile, crude oil jumped over 10% in June on the back of the pickup in global economic activity and the Organization of the Petroleum Exporting Countries’ slow pace of supply growth.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Wells Fargo Funds
“ 2021 economic growth and inflation forecasts were revised higher to reflect a strong economic recovery and some supply and demand imbalances.”

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

4  |  Wells Fargo Pennsylvania Tax-Free Fund

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Performance highlights (unaudited)
Investment objective	The Fund seeks current income exempt from federal income tax and Pennsylvania individual income tax.
Manager	Wells Fargo Funds Management, LLC
Subadviser	Wells Capital Management, LLC
Portfolio managers	Bruce R. Johns, Kerry Laurin*, Robert J. Miller

Average annual total returns (%) as of June 30, 2021
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (EKVAX)	12-27-1990	-0.15	1.83	3.80	4.52	2.77	4.28	0.97	0.74
Class C (EKVCX)	2-1-1993	2.74	2.00	3.51	3.74	2.00	3.51	1.72	1.49
Institutional Class (EKVYX)	11-24-1997	–	–	–	4.78	3.02	4.54	0.64	0.49
Bloomberg Barclays Municipal Bond Index[3]	–	–	–	–	4.17	3.25	4.28	–	–
Bloomberg Barclays Pennsylvania Municipal Bond Index[4]	–	–	–	–	4.80	3.63	4.62	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 4.50%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through October 31, 2021, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.74% for Class A, 1.49% for Class C, and 0.49% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[4]	The Bloomberg Barclays Pennsylvania Municipal Bond Index is a Pennsylvania-specific total return index. The index is composed of Pennsylvania bonds. The bonds are all investment-grade, fixed-rate, long-term maturities (greater than two years) and are selected from issues larger than $50 million dated since January 1984. Bonds are added to the index and weighted and updated monthly, with a one-month lag. You cannot invest directly in an index.
Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to Pennsylvania municipal securities risk and high-yield securities risk. Consult the Fund’s prospectus for additional information on these and other risks. A portion of the Fund’s income may be subject to federal, state, and/or local income taxes or the Alternative Minimum Tax (AMT). Any capital gains distributions may be taxable.

*	Ms. Laurin became a portfolio manager of the Fund on September 1, 2020.

6  |  Wells Fargo Pennsylvania Tax-Free Fund

Performance highlights (unaudited)
Growth of $10,000 investment as of June 30, 20211
[1]	The chart compares the performance of Class A shares for the most recent ten years with the Bloomberg Barclays Municipal Bond Index and Bloomberg Barclays Pennsylvania Municipal Bond Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

Wells Fargo Pennsylvania Tax-Free Fund  |  7

Performance highlights (unaudited)
MANAGER'S DISCUSSION
Fund highlights
■	The Fund (Class A, excluding sales charges) outperformed the Bloomberg Barclays Municipal Bond Index and underperformed the Bloomberg Barclays Pennsylvania Municipal Bond Index for the 12-month period that ended June 30, 2021.
■	Sector allocation and security selection added to performance. The Fund was overweight revenue bonds in the education sector, which contributed to performance, and security selection within that sector contributed to performance. Strong security selection in the transportation, housing, and hospital sectors also aided performance.
■	We were underweight the highest-quality investment-grade bonds (AAA-rated and AA-rated) and overweight lower-quality investment-grade bonds (BBB-rated). For the period, lower-quality investment grade bonds outperformed higher-quality investment-grade bonds. Our out-of-benchmark allocation to non-investment-grade bonds added to performance.
■	The Fund’s conservative duration positioning compared with the Bloomberg Barclays Pennsylvania Municipal Bond Index detracted from performance as longer rates rallied. Yield-curve positioning detracted from performance as we were underweight longer-dated bonds, whose performance was better than the Fund itself, and overweight intermediate-term bonds, which underperformed the Fund. Our overweight to general obligation (GO) bonds, detracted from performance.
From shutdowns to stimulus and from vaccinations to reopening, the past 12 months were a time of transition.
The COVID-19 pandemic and the associated recovery efforts were the dominant market influences over the 12-month period. The pandemic in the U.S. deteriorated in the fall of 2020, with average daily confirmed cases of COVID-19 exceeding 250,000 late in the year. Hospitalizations and deaths from the virus also reached their highest points of the pandemic in the fall before it was announced that several promising vaccines would soon become available. The rollout of the vaccination effort continues, but as of the end of the second quarter of 2021, more than 50% of the U.S. population has received at least one dose of a vaccine. This brought new daily confirmed cases down to less than 12,000 by late June and has broadly allowed economies around the country to reopen and economic activity to accelerate.
The U.S. economy has also staged a significant recovery from the depths of the recession and the pandemic. Unemployment, which reached a multigenerational high level of over 14% in the spring of 2020, has fallen throughout the period to below 6%. The pace of the employment recovery has slowed materially in 2021, and the recovery has been uneven, upending employment progress made by several demographic groups over the past decade. Enhanced unemployment benefits, a portion of the massive fiscal stimulus injected into the economy over the past year, began to expire in many states near the end of the reporting period. Close attention will be paid to how employment progress evolves as these benefits expire. U.S. gross domestic product (GDP), after seeing the sharpest drop and largest increase on record in the post-war era in the second and third quarters of 2020, respectively, has continued to recover. The first-quarter 2021 reading came in at a very strong 6.4%. The increase in growth has led to expectations for higher
Credit quality as of June 30, 2021[1]
[1]	The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/ or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the Fund’s portfolio with the ratings depicted in the chart are calculated based on the market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of the three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.

8  |  Wells Fargo Pennsylvania Tax-Free Fund

Performance highlights (unaudited)
inflation. The U.S. Federal Reserve (Fed) Board formally adopted a policy of allowing inflation to average 2% over "a period of time." Inflation readings in 2021 have risen, though Fed officials continue to suggest that they perceive this inflation as transitory. They see the supply-chain bottlenecks and employment market distortions brought on by the pandemic abating, which they believe will allow inflation to fall back toward their 2% target over the next few years.
U.S. Treasury yields rose throughout the period, with the yield on the 10-year Treasury ending the period 79 basis points (bps; 100 bps equal 1.00%) higher than it started. Rising Treasury yields affected most fixed-income sectors in the first quarter of 2021, with corporate bonds seeing their worst start to a year since 1980. Municipal yields, by contrast, fell over the past 12-month period. The yield to worst for the Bloomberg Barclays Municipal Bond Index dropped nearly 50 bps since the end of June 2020. Inflows into municipal bond mutual funds and exchange-traded funds were positive for 57 out of the past 58 weeks, and flows through June 2021 alone would make this year the third-highest year of inflows for the asset class on record. This solid technical support has brought municipal-to-Treasury yield ratios to record lows and broadly lifted bond prices across the municipal bond market. Issuance for lower-investment-grade-rated issues and high-yield municipal bond issues were met with significant demand, bringing yields down further. Fundamentals in the municipal market have been strongly supported by the huge amounts of fiscal stimulus injected into the economy by the federal government. More than $5 trillion in stimulus was approved and began being distributed during the period. Municipal bond issuers benefited from hundreds of billions of dollars in stimulus, which helped shore up fundamentals weakened by the pandemic and the recession.
The state of Pennsylvania offers municipal bond investing opportunities.
The commonwealth of Pennsylvania has a state credit rating of Aa3 (stable) and A+ (negative) by Moody’s Investors Service, Incorporated, and Standard & Poor’s Financial Services LLC, respectively. Pennsylvania is the sixth-largest state by population, according to the U.S. Census Bureau, as well as by GDP. Pennsylvania’s economy is diversified and stable in the health care and higher education sectors, primarily in the cities of Philadelphia and Pittsburgh. We note that the state’s population, revenue, and employment growth have historically lagged national growth averages. The outbreak of COVID-19, the corresponding business closures, and other mitigation efforts had a significant impact on Pennsylvania’s economy and finances. The current unemployment rate is 6.9% (as of May 31, 2021) and remains higher than the nation’s 5.9%. Pennsylvania will be receiving a disproportionately higher share of dollars from the federal government based on a much lower case volume than that of its neighboring states of New York and New Jersey.
Pennsylvania has a very narrow rainy day fund of approximately 1% of General Fund expenditures. Pennsylvania ended fiscal-year 2020 with a $2.7 billion General Fund deficit given sharp declines in economic activity due to the COVID-19 pandemic. For the current fiscal year, the commonwealth finances have rebounded significantly. Fiscal year to date, General Fund collections total $36.6 billion, which is $2.9 billion, or 8.5%, above original estimates. The commonwealth is set to receive approximately $7.3 billion in direct aid from the American Rescue Plan Act. The state has not yet fully determined how it will use these funds. This will be a key topic in the current and upcoming legislative sessions. The legislature recently passed a budget for fiscal-year 2021–2022, and the commonwealth passed an on-time budget.
Effective maturity distribution as of June 30, 2021[1]
[1]	Figures represent the percentage of the Fund's long-term investments. These amounts are subject to change and may have changed since the date specified.
Credit quality, security selection, and sector allocation benefited performance, while conservative duration positioning and yield-curve positioning detracted from performance.
We were underweight the highest-quality investment-grade bonds (AAA-rated and AA-rated), which detracted from performance, and overweight lower-quality investment-grade bonds (BBB-rated). Our out-of-benchmark allocation to non-investment-grade bonds added to performance. Sector allocation and security selection also contributed to performance. We were overweight revenue bonds in the education sector, and our performance was aided by security selection. Additionally, our security selection in the health care sector helped performance. Our overweight to the GO sector hurt performance, although we did have strong security selection within the sector. We were underweight the housing sectors, whose performance trailed the Fund's overall performance. As COVID-19 progressed later in the

Wells Fargo Pennsylvania Tax-Free Fund  |  9

Performance highlights (unaudited)
year and Fed comments suggested that it will remain “on hold,” we started extending duration. Rates on the shortest end of the curve and the long end have rallied, while rates in the intermediate part of the curve have widened. The Fund was still short to its primary benchmark at period-end, which detracted from performance. The Fund's yield-curve positioning detracted from performance as we were underweight longer bonds and overweight intermediate-term bonds. For the period, longer-term bonds outperformed intermediate-term bonds.
Some of the better-performing bonds for the year were Pennsylvania State Turnpike revenue bonds, Delaware County Pennsylvania Authority – Neumann University revenue bonds, and the Montgomery County Pennsylvania Higher Education and Health Authority – Arcadia University revenue bonds. Seeing the recovery in universities and toll roads was not unexpected as the economy began to recover from the COVID-19 pandemic. One of the bonds that detracted from performance was the Berks County, Pennsylvania, Industrial Development Authority Health System – Tower Health Project, a hospital whose weak financial position was exacerbated by the COVID-19 pandemic. Chester County, Pennsylvania, Industrial Development Authority – Collegium Charter School Project bonds and Leechburg Pennsylvania Area School District bonds also lagged the index.
Market technicals are driving performance. We believe issue selection remains a key driver in state-specific funds.
We believe the U.S. economy will continue to rebound in the second half of 2021. Pennsylvania’s economy is slightly trailing the national average. We believe the Fed will look to taper asset purchases in the fall of 2021, and we are looking to remain conservatively positioned from a duration standpoint, as the next macro move in interest rates will be higher as the taper discussion moves to the federal funds liftoff in interest rates in second half of 2022. We believe that most municipalities will see improvements in the near term given federal stimulus resulting from the COVID-19 pandemic. Thus, we like lower-quality investment-grade bonds and certain higher-yielding bonds, as we believe investors are being compensated in credit spread premium versus higher-investment-grade credits. Security selection and credit quality remain key in state-specific funds. We expect to remain overweight lower-quality investment-grade bonds in the revenue bond sector, as we believe investors are being compensated. However, we will buy select high-grade names should we find these to be attractively priced. We will monitor the economy to see how the recovery proceeds, with an eye on the technical market and fundamental credit quality to see if any changes are warranted in duration, yield-curve positioning, or credit-quality selections over the next year.

10  |  Wells Fargo Pennsylvania Tax-Free Fund

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from January 1, 2021 to June 30, 2021.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 1-1-2021	Ending account value 6-30-2021	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,016.59	$3.70	0.74%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.12	$3.71	0.74%
Class C
Actual	$1,000.00	$1,013.67	$7.44	1.49%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.41	$7.45	1.49%
Institutional Class
Actual	$1,000.00	$1,017.84	$2.45	0.49%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.36	$2.46	0.49%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Wells Fargo Pennsylvania Tax-Free Fund  |  11

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Municipal obligations: 100.37%
Florida: 0.77%
Industrial development revenue: 0.77%
Jacksonville FL Economic Development AMT Metropolitan Parking Solutions Project (ACA Insured)	5.50%	10-1-2030	$1,000,000	$ 1,003,473
Guam: 0.95%
Airport revenue: 0.50%
Guam Port Authority AMT Series B	5.00	7-1-2032	550,000	656,861
Tax revenue: 0.45%
Guam Government Privilege Business Tax Revenue Refunding Bond Series F %%	4.00	1-1-2036	500,000	580,185
				1,237,046
Illinois: 0.78%
Miscellaneous revenue: 0.78%
Illinois Series D	5.00	11-1-2021	1,000,000	1,015,878
New Jersey: 0.29%
Tax revenue: 0.29%
New Jersey COVID-19 Emergency Series A	5.00	6-1-2027	300,000	372,532
Pennsylvania: 97.58%
Airport revenue: 1.33%
Philadelphia PA Airport Refunding Bond AMT Series A	5.00	6-15-2030	1,500,000	1,734,450
Education revenue: 22.99%
Allegheny County PA Higher Education Building Authority Duquesne University Series A	4.00	3-1-2040	1,500,000	1,758,467
Allegheny County PA Higher Education Robert Morris University	5.00	10-15-2037	750,000	872,634
Chester County PA IDA Avon Grove Charter School Project Refunding Bond Series A	5.00	12-15-2047	1,160,000	1,308,332
Chester County PA IDA Collegium Charter School Project Refunding Bond Series A	5.00	10-15-2022	730,000	751,710
Chester County PA IDA Collegium Charter School Project Series A	5.13	10-15-2037	1,000,000	1,145,196
Chester County PA IDA Renaissance Academy Charter School Project	3.75	10-1-2024	485,000	502,365
Delaware County PA Authority Neumann University Bond	5.00	10-1-2039	250,000	309,514
Latrobe PA IDA Seton Hall University	4.00	3-1-2051	800,000	872,462
Lehigh County PA IDA Seven Generations Charter School	4.00	5-1-2051	750,000	803,567
Lycoming County PA Authority Pennsylvania College of Technology	5.00	10-1-2023	325,000	357,380
Lycoming County PA Authority Pennsylvania College of Technology	5.50	7-1-2026	3,000,000	3,000,000
Montgomery County PA Higher Education & Health Authority Arcadia University Refunding Bond	5.00	4-1-2030	1,500,000	1,707,109
Montgomery County PA IDA Germantown Academy Project %%	4.00	10-1-2041	450,000	503,863
Montgomery County PA IDA Germantown Academy Project %%	4.00	10-1-2046	225,000	267,468
The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Pennsylvania Tax-Free Fund

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Education revenue (continued)
Montgomery County PA IDA Germantown Academy Project %%	4.00%	10-1-2051	$ 825,000	$ 976,565
Northeastern Pennsylvania Hospital & Education Authority Refunding Bond Wilkes University Project Series B	5.25	3-1-2037	1,000,000	1,159,353
Pennsylvania HEFAR Temple University First Series	5.00	4-1-2032	1,000,000	1,036,435
Pennsylvania Public School Building Authority Northampton County Area Community College Project Series A (BAM Insured)	5.00	6-15-2027	1,610,000	1,676,893
Pennsylvania State University Refunding Bond Series B	5.00	9-1-2034	2,175,000	2,614,018
Philadelphia PA Authority for Industrial Development Charter School Philadelphia Performing Arts 144A	5.00	6-15-2029	220,000	267,095
Philadelphia PA Authority for Industrial Development Charter School Philadelphia Performing Arts 144A	5.00	6-15-2030	145,000	175,090
Philadelphia PA IDA 1st Philadelphia Preparatory Charter School Project Series A	7.00	6-15-2033	1,000,000	1,159,528
Philadelphia PA IDA Independence Charter School Project	5.00	6-15-2039	250,000	278,166
Philadelphia PA IDA La Salle University	5.00	5-1-2036	1,355,000	1,513,452
Philadelphia PA IDA Tacony Academy Charter School Project	6.88	6-15-2033	1,000,000	1,106,939
Philadelphia PA IDA Temple University 1st Series 2016	5.00	4-1-2029	1,000,000	1,157,962
Philadelphia PA IDA West Philadelphia Achievement Charter Elementary School Project	7.50	5-1-2031	1,285,000	1,289,383
South Central Pennsylvania General Authority Aicup Financing Program York College	4.00	5-1-2032	330,000	389,484
South Central Pennsylvania General Authority Aicup Financing Program York College	4.00	5-1-2033	315,000	370,542
South Central Pennsylvania General Authority Aicup Financing Program York College	4.00	5-1-2034	550,000	645,462
				29,976,434
GO revenue: 23.56%
Allegheny County PA Series C-78	4.00	11-1-2049	1,000,000	1,193,429
Allentown PA Notes (BAM Insured)	4.00	10-1-2045	1,250,000	1,449,256
Blue Mountain PA School District Series B (AGM Insured)	4.00	8-1-2035	250,000	300,765
Blue Mountain PA School District Series B (AGM Insured)	4.00	8-1-2036	350,000	420,135
Blue Mountain PA School District Series B (AGM Insured)	4.00	8-1-2037	350,000	419,082
Blue Mountain PA School District Series B (AGM Insured)	4.00	8-1-2038	250,000	298,726
Central Dauphin PA School District	5.00	2-1-2037	2,075,000	2,384,660
Coatesville PA Area School District CAB Series C (BAM Insured) ¤	0.00	10-1-2033	1,000,000	693,321
Downingtown PA Area School District Series C	5.00	8-1-2032	1,000,000	1,218,777
Erie PA City School District Limited Tax Series A (AGM Insured)	5.00	4-1-2034	515,000	652,002
Leechburg PA School District (BAM Insured)	4.00	2-1-2044	1,305,000	1,371,248
North Allegheny PA School District	5.00	5-1-2030	100,000	130,776
North Allegheny PA School District	5.00	5-1-2031	290,000	377,061
Parkland PA School District Series A	4.00	2-1-2029	300,000	364,560
Parkland PA School District Series B	4.00	2-1-2036	650,000	783,007
Penn-Delco Pennsylvania School District	4.00	6-1-2045	1,000,000	1,129,690
Pequea Valley PA School District	3.00	5-15-2024	225,000	241,370
Pequea Valley PA School District	4.00	5-15-2049	750,000	888,407
Philadelphia PA Refunding Bond Series A	5.25	7-15-2033	1,500,000	1,678,024
Philadelphia PA School District Refunding Bond Series A (AGM / FGIC Insured)	5.00	6-1-2024	1,385,000	1,559,024
Philadelphia PA School District Refunding Bond Series C	5.00	9-1-2021	1,395,000	1,405,825
Philadelphia PA School District Series B	5.00	9-1-2043	1,235,000	1,521,876
The accompanying notes are an integral part of these financial statements.

Wells Fargo Pennsylvania Tax-Free Fund  |  13

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
GO revenue (continued)
Philadelphia PA Series A	5.00%	8-1-2036	$1,250,000	$ 1,527,595
Pittsburgh PA (BAM Insured)	5.00	9-1-2030	500,000	574,113
Pittsburgh PA	4.00	9-1-2041	1,100,000	1,286,452
Pittsburgh PA Moon Area School District Series A	5.00	11-15-2029	1,445,000	1,659,265
Reading PA School District Series A (AGM Insured)	5.00	2-1-2033	1,500,000	1,727,876
West Mifflin PA Area School District (AGM Insured)	5.00	4-1-2028	1,000,000	1,214,340
West Shore PA School District	5.00	11-15-2048	1,500,000	1,820,344
Wilkes-Barre School District Luzerne County PA Series 2019 (BAM Insured)	5.00	4-15-2027	100,000	123,186
Wilkes-Barre School District Luzerne County PA Series 2019 (BAM Insured)	5.00	4-15-2028	120,000	151,431
Wilkes-Barre School District Luzerne County PA Series 2019 (BAM Insured)	5.00	4-15-2029	50,000	64,450
Wilkes-Barre School District Luzerne County PA Series 2019 (BAM Insured)	5.00	4-15-2030	70,000	89,936
				30,720,009
Health revenue: 18.50%
Allegheny County PA Hospital Development Authority Allegheny Health Network	4.00	4-1-2044	1,810,000	2,056,118
Allegheny County PA Hospital Development Authority Health Center Series B (NPFGC Insured)	6.00	7-1-2027	1,800,000	2,345,186
Berks County PA IDA Tower Health Project	5.00	11-1-2037	930,000	1,014,225
Bucks County PA IDA St. Lukes University Health Network	4.00	8-15-2050	400,000	456,030
Cumberland County PA Municipal Authority	5.00	1-1-2028	265,000	306,291
Cumberland County PA Municipal Authority	5.00	1-1-2028	1,825,000	2,066,514
Dauphin County PA General Authority Pinnacle Health System Project	5.00	6-1-2042	500,000	517,729
Dauphin County PA General Authority Pinnacle Health System Project Series A	5.00	6-1-2035	1,000,000	1,172,153
Doylestown PA Hospital Authority Doylestown Hospital Series A	5.00	7-1-2049	250,000	296,155
East Hempfield Township PA IDA Willow Valley Communities Project Refunding Bond	5.00	12-1-2028	450,000	524,540
East Hempfield Township PA IDA Willow Valley Communities Project Refunding Bond	5.00	12-1-2029	375,000	435,849
Geisinger PA Health System Series A-1	4.00	4-1-2050	1,000,000	1,165,167
Lancaster County PA Hospital Authority St. Annes Retirement Community Incorporated	5.00	3-1-2045	500,000	561,557
Montgomery County PA IDA ACTS Retirement Life Communities	5.00	11-15-2045	1,000,000	1,210,369
Montgomery County PA IDA Jefferson Health System Series A	5.00	10-1-2027	1,000,000	1,036,435
Montgomery County PA IDA Waverly Heights Limited Project	5.00	12-1-2044	1,000,000	1,158,847
Northampton County PA St. Luke's Hospital of Bethlehem Series A ##	5.00	8-15-2033	1,435,000	1,550,611
Pennsylvania EDFA Series A	5.00	10-15-2035	645,000	862,535
Pennsylvania EDFA Series A	5.00	10-15-2036	800,000	1,067,609
Pennsylvania EDFA Series A-1	4.00	4-15-2037	700,000	835,458
Pennsylvania Higher Educational University Pennsylvania Health System Series A	5.00	8-15-2047	1,500,000	1,826,566
West Cornwall Township PA Municipal Authority Healthcare Facilities Lebanon Valley Bretheren Home Project	4.00	11-15-2022	70,000	73,162
West Cornwall Township PA Municipal Authority Healthcare Facilities Lebanon Valley Bretheren Home Project	4.00	11-15-2023	75,000	80,750
The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Pennsylvania Tax-Free Fund

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Health revenue (continued)
West Cornwall Township PA Municipal Authority Healthcare Facilities Lebanon Valley Bretheren Home Project	4.00%	11-15-2041	$ 370,000	$ 424,794
West Cornwall Township PA Municipal Authority Healthcare Facilities Lebanon Valley Bretheren Home Project	4.00	11-15-2046	525,000	597,713
Westmoreland County PA IDA Excela Health Project Series A	4.00	7-1-2037	400,000	476,231
				24,118,594
Housing revenue: 0.45%
Chester County PA IDA University Student Housing LLC Project Series A	5.00	8-1-2030	555,000	588,405
Miscellaneous revenue: 17.66%
Butler County PA General Authority Hampton Township School District Project Series 2007 (AGM Insured, PNC Bank NA SPA) ø	0.06	9-1-2027	2,000,000	2,000,000
Delaware County PA Authority Neumann University Refunding Bond	5.00	10-1-2031	1,500,000	1,715,716
Delaware County PA Vocational & Technical School Authority (BAM Insured)	5.25	11-1-2033	1,000,000	1,108,388
Delaware Valley PA Regional Finance Authority Local Government Series A (Ambac Insured)	5.50	8-1-2028	2,000,000	2,602,217
Pennsylvania Certificate of Participation Series A	5.00	7-1-2038	1,000,000	1,218,682
Pennsylvania Commonwealth Financing Authority Refunding Bond Series B	5.00	6-1-2031	250,000	336,091
Pennsylvania Commonwealth Financing Authority Series B	5.00	6-1-2026	1,000,000	1,044,464
Pennsylvania EDFA Sewage Sludge Disposal Refunding Bond Philadelphia Bioslides Facility	4.00	1-1-2030	400,000	468,636
Pennsylvania Financing Authority Pennsylvania Hills Project CAB Series B (NPFGC Insured) ¤	0.00	12-1-2022	1,200,000	1,185,265
Pennsylvania Financing Authority Pennsylvania Hills Project CAB Series B (NPFGC Insured) ¤	0.00	12-1-2023	3,790,000	3,696,271
Pennsylvania Public School Building Authority Chester Upland School District Project Series B	5.25	9-15-2030	540,000	674,462
Pennsylvania Public School Building Authority Chester Upland School District Project Series C (AGM Insured)	5.00	9-15-2026	875,000	883,038
Pennsylvania Public School Building Authority Series B (BAM Insured)	5.00	12-1-2027	360,000	413,486
Pennsylvania Public School Building Authority Series B (BAM Insured)	5.00	12-1-2027	650,000	751,519
Pennsylvania Turnpike Commission Series A (AGM Insured)	5.25	7-15-2021	1,000,000	1,001,838
Philadelphia PA IDA City Agreement Green Bond Museum Art Energy Saving Program Series A	5.00	2-15-2038	785,000	965,477
Philadelphia PA IDA Refunding Bond Cultural & Commercial Corridors Program Series A	5.00	12-1-2028	2,500,000	2,969,661
				23,035,211
Tobacco revenue: 2.30%
Tender Option Bond Trust Receipts/Certificates Series 2018-XL0060 (Barclays Bank plc LOC, Barclays Bank plc LIQ) 144Aø	0.07	6-1-2034	3,000,000	3,000,000
Transportation revenue: 6.24%
Delaware River PA Joint Toll Bridge Commission	5.00	7-1-2042	580,000	703,593
Pennsylvania Turnpike Commission Series A-1	5.00	12-1-2047	1,000,000	1,216,082
The accompanying notes are an integral part of these financial statements.

Wells Fargo Pennsylvania Tax-Free Fund  |  15

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Transportation revenue (continued)
Pennsylvania Turnpike Commission Series A-2	5.00%	12-1-2048	$2,000,000	$ 2,475,399
Pennsylvania Turnpike Commission Subordinate Bond Series A	5.50	12-1-2042	3,000,000	3,737,378
				8,132,452
Water & sewer revenue: 4.55%
Capital Region Pennsylvania Water & Sewer System Refunding Bond	5.00	7-15-2037	1,000,000	1,227,996
Lehigh County PA General Purpose Authority CAB Allentown Project ¤	0.00	12-1-2030	2,000,000	1,643,001
Luzerne County PA IDA Refunding Bonds AMT Pennsylvania American Water Company Project	2.45	12-1-2039	500,000	543,322
Philadelphia PA Water & Wastewater Refunding Bond Series A	5.00	10-1-2038	2,000,000	2,524,939
				5,939,258
				127,244,813
Total Municipal obligations (Cost $121,170,737)				130,873,742

		Yield	Shares
Short-term investments: 0.60%
Investment companies: 0.60%
Wells Fargo Municipal Cash Management Money Market Fund Institutional Class ♠∞##		0.01	786,835	787,071
Total Short-term investments (Cost $787,071)				787,071
Total investments in securities (Cost $121,957,808)	100.97%			131,660,813
Other assets and liabilities, net	(0.97)			(1,266,593)
Total net assets	100.00%			$130,394,220

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
¤	The security is issued in zero coupon form with no periodic interest payments.
##	All or a portion of this security is segregated for when-issued securities.
ø	Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The maturity date shown represents the final maturity date of the security. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The rate shown is the rate in effect at period end.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.
%%	The security is purchased on a when-issued basis.

The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Pennsylvania Tax-Free Fund

Portfolio of investments—June 30, 2021

Abbreviations:
ACA	ACA Financial Guaranty Corporation
AGM	Assured Guaranty Municipal
Ambac	Ambac Financial Group Incorporated
AMT	Alternative minimum tax
BAM	Build America Mutual Assurance Company
CAB	Capital appreciation bond
EDFA	Economic Development Finance Authority
FGIC	Financial Guaranty Insurance Corporation
GO	General obligation
HEFAR	Higher Education Facilities Authority Revenue
IDA	Industrial Development Authority
LIQ	Liquidity agreement
LOC	Letter of credit
NPFGC	National Public Finance Guarantee Corporation
SPA	Standby purchase agreement
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliates of the Fund at the beginning of the period or the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	% of net assets	Shares, end of period	Income from affiliated securities
Short-term investments
Investment companies
Wells Fargo Municipal Cash Management Money Market Fund Institutional Class	$1,563,134	$34,611,371	$(35,387,308)	$(27)	$(99)	$787,071	0.60%	786,835	$243
The accompanying notes are an integral part of these financial statements.

Wells Fargo Pennsylvania Tax-Free Fund  |  17

Statement of assets and liabilities—June 30, 2021

Assets
Investments in unaffiliated securities, at value (cost $121,170,737)	$ 130,873,742
Investments in affiliated securites, at value (cost $787,071)	787,071
Receivable for interest	1,259,888
Receivable for Fund shares sold	7,427
Prepaid expenses and other assets	8,994
Total assets	132,937,122
Liabilities
Payable for when-issued transactions	2,316,743
Dividends payable	109,593
Payable for Fund shares redeemed	60,280
Management fee payable	26,794
Administration fees payable	11,770
Distribution fee payable	4,016
Trustees’ fees and expenses payable	133
Accrued expenses and other liabilities	13,573
Total liabilities	2,542,902
Total net assets	$130,394,220
Net assets consist of
Paid-in capital	$ 120,749,448
Total distributable earnings	9,644,772
Total net assets	$130,394,220
Computation of net asset value and offering price per share
Net assets – Class A	$ 41,945,380
Shares outstanding – Class A1	3,503,018
Net asset value per share – Class A	$11.97
Maximum offering price per share – Class A2	$12.53
Net assets – Class C	$ 6,484,595
Shares outstanding – Class C1	542,526
Net asset value per share – Class C	$11.95
Net assets – Institutional Class	$ 81,964,245
Shares outstanding – Institutional Class[1]	6,844,965
Net asset value per share – Institutional Class	$11.97
[1]	The Fund has an unlimited number of authorized shares
[2]	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Pennsylvania Tax-Free Fund

Statement of operations—year ended June 30, 2021

Investment income
Interest	$ 4,377,790
Income from affiliated securities	243
Total investment income	4,378,033
Expenses
Management fee	518,970
Administration fees
Class A	66,944
Class C	11,637
Institutional Class	64,504
Shareholder servicing fees
Class A	104,356
Class C	18,170
Distribution fee
Class C	54,343
Custody and accounting fees	10,537
Professional fees	52,090
Registration fees	46,819
Shareholder report expenses	22,107
Trustees’ fees and expenses	19,272
Other fees and expenses	13,232
Total expenses	1,002,981
Less: Fee waivers and/or expense reimbursements
Fund-level	(150,233)
Class A	(34,857)
Class C	(5,556)
Net expenses	812,335
Net investment income	3,565,698
Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	671,355
Affiliated securities	(27)
Net realized gains on investments	671,328
Net change in unrealized gains (losses) on
Unaffiliated securities	1,724,231
Affiliated securities	(99)
Net change in unrealized gains (losses) on investments	1,724,132
Net realized and unrealized gains (losses) on investments	2,395,460
Net increase in net assets resulting from operations	$5,961,158
The accompanying notes are an integral part of these financial statements.

Wells Fargo Pennsylvania Tax-Free Fund  |  19

Statement of changes in net assets

	Year ended June 30, 2021		Year ended June 30, 2020
Operations
Net investment income		$ 3,565,698		$ 3,986,943
Net realized gains (losses) on investments		671,328		(262,188)
Net change in unrealized gains (losses) on investments		1,724,132		(211,449)
Net increase in net assets resulting from operations		5,961,158		3,513,306
Distributions to shareholders from
Net investment income and net realized gains
Class A		(1,075,690)		(1,173,120)
Class C		(132,697)		(184,695)
Institutional Class		(2,271,663)		(2,565,155)
Total distributions to shareholders		(3,480,050)		(3,922,970)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	320,556	3,801,618	488,464	5,729,161
Class C	28,621	340,569	101,019	1,188,807
Institutional Class	766,728	9,122,470	1,171,692	13,830,091
		13,264,657		20,748,059
Reinvestment of distributions
Class A	84,782	1,006,838	92,310	1,090,759
Class C	10,615	125,775	14,791	174,514
Institutional Class	84,467	1,003,170	88,777	1,048,900
		2,135,783		2,314,173
Payment for shares redeemed
Class A	(439,252)	(5,205,358)	(544,701)	(6,432,927)
Class C	(212,548)	(2,515,177)	(145,323)	(1,715,156)
Institutional Class	(866,403)	(10,302,242)	(1,114,671)	(13,119,929)
		(18,022,777)		(21,268,012)
Net increase (decrease) in net assets resulting from capital share transactions		(2,622,337)		1,794,220
Total increase (decrease) in net assets		(141,229)		1,384,556
Net assets
Beginning of period		130,535,449		129,150,893
End of period		$130,394,220		$130,535,449
The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo Pennsylvania Tax-Free Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended June 30
Class A	2021	2020	2019	2018	2017
Net asset value, beginning of period	$11.75	$11.78	$11.48	$11.67	$12.13
Net investment income	0.31	0.35	0.35	0.38	0.36
Net realized and unrealized gains (losses) on investments	0.22	(0.04)	0.32	(0.19)	(0.46)
Total from investment operations	0.53	0.31	0.67	0.19	(0.10)
Distributions to shareholders from
Net investment income	(0.31)	(0.34)	(0.34)	(0.38)	(0.36)
Tax basis return of capital	0.00	0.00	(0.03)	0.00	0.00
Total distributions to shareholders	(0.31)	(0.34)	(0.37)	(0.38)	(0.36)
Net asset value, end of period	$11.97	$11.75	$11.78	$11.48	$11.67
Total return[1]	4.52%	2.65%	6.00%	1.62%	(0.83)%
Ratios to average net assets (annualized)
Gross expenses	0.94%	0.97%	0.96%	0.91%	0.90%
Net expenses	0.74%	0.74%	0.74%	0.74%	0.74%
Net investment income	2.64%	2.92%	3.07%	3.25%	3.02%
Supplemental data
Portfolio turnover rate	21%	14%	9%	10%	20%
Net assets, end of period (000s omitted)	$41,945	$41,550	$41,255	$40,664	$45,381

[1]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.

Wells Fargo Pennsylvania Tax-Free Fund  |  21

Financial highlights
(For a share outstanding throughout each period)
	Year ended June 30
Class C	2021	2020	2019	2018	2017
Net asset value, beginning of period	$11.73	$11.76	$11.45	$11.65	$12.11
Net investment income	0.22	0.27	0.26 [1]	0.29 [1]	0.27 [1]
Net realized and unrealized gains (losses) on investments	0.22	(0.05)	0.34	(0.20)	(0.46)
Total from investment operations	0.44	0.22	0.60	0.09	(0.19)
Distributions to shareholders from
Net investment income	(0.22)	(0.25)	(0.26)	(0.29)	(0.27)
Tax basis return of capital	0.00	0.00	(0.03)	0.00	0.00
Total distributions to shareholders	(0.22)	(0.25)	(0.29)	(0.29)	(0.27)
Net asset value, end of period	$11.95	$11.73	$11.76	$11.45	$11.65
Total return[2]	3.74%	1.89%	5.31%	0.77%	(1.58)%
Ratios to average net assets (annualized)
Gross expenses	1.68%	1.72%	1.70%	1.66%	1.65%
Net expenses	1.49%	1.49%	1.49%	1.49%	1.49%
Net investment income	1.89%	2.23%	2.32%	2.50%	2.27%
Supplemental data
Portfolio turnover rate	21%	14%	9%	10%	20%
Net assets, end of period (000s omitted)	$6,485	$8,394	$8,768	$13,440	$16,323

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.

22  |  Wells Fargo Pennsylvania Tax-Free Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended June 30
Institutional Class	2021	2020	2019	2018	2017
Net asset value, beginning of period	$11.75	$11.78	$11.48	$11.67	$12.13
Net investment income	0.34	0.38	0.38	0.40	0.39 [1]
Net realized and unrealized gains (losses) on investments	0.21	(0.04)	0.32	(0.18)	(0.46)
Total from investment operations	0.55	0.34	0.70	0.22	(0.07)
Distributions to shareholders from
Net investment income	(0.33)	(0.37)	(0.37)	(0.41)	(0.39)
Tax basis return of capital	0.00	0.00	(0.03)	0.00	0.00
Total distributions to shareholders	(0.33)	(0.37)	(0.40)	(0.41)	(0.39)
Net asset value, end of period	$11.97	$11.75	$11.78	$11.48	$11.67
Total return	4.78%	2.91%	6.27%	1.88%	(0.58)%
Ratios to average net assets (annualized)
Gross expenses	0.61%	0.64%	0.62%	0.58%	0.57%
Net expenses	0.49%	0.49%	0.49%	0.49%	0.49%
Net investment income	2.88%	3.18%	3.31%	3.50%	3.27%
Supplemental data
Portfolio turnover rate	21%	14%	9%	10%	20%
Net assets, end of period (000s omitted)	$81,964	$80,592	$79,128	$88,663	$102,672

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.

Wells Fargo Pennsylvania Tax-Free Fund  |  23

Notes to financial statements
1. ORGANIZATION
Wells Fargo Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Pennsylvania Tax-Free Fund (the "Fund") which is a diversified series of the Trust.
On February 23, 2021, Wells Fargo & Company announced that it has entered into a definitive agreement to sell Wells Fargo Asset Management ("WFAM") to GTCR LLC and Reverence Capital Partners, L.P. WFAM is the trade name used by the asset management businesses of Wells Fargo & Company and includes Wells Fargo Funds Management, LLC, the investment manager to the Fund, Wells Capital Management, LLC and Wells Fargo Asset Management (International) Limited, both registered investment advisers providing sub-advisory services to certain funds, and Wells Fargo Funds Distributor, LLC, the Fund's principal underwriter. As part of the transaction, Wells Fargo & Company will own a 9.9% equity interest and will continue to serve as an important client and distribution partner.
Consummation of the transaction will result in the automatic termination of the Fund's investment management agreement and subadvisory agreement. The Fund's Board of Trustees approved a new investment management and new subadvisory agreement and approved submitting the agreements to the Fund’s shareholders for approval at a special meeting of shareholders expected to be held on August 16, 2021. Shareholders of record of the Fund at the close of business on May 28, 2021 are entitled to vote at the meeting. If shareholders approve the new agreements, they would take effect upon the closing of the transaction. The transaction is expected to close in the second half of 2021, subject to customary closing conditions.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Investments in registered open-end investment companies are valued at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC ("Funds Management"). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.
When-issued transactions
The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund's commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

24  |  Wells Fargo Pennsylvania Tax-Free Fund

Notes to financial statements
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.
Distributions to shareholders
Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable and tax-exempt income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of June 30, 2021, the aggregate cost of all investments for federal income tax purposes was $121,957,810 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$9,711,539
Gross unrealized losses	(8,536)
Net unrealized gains	$9,703,003
As of June 30, 2021, the Fund had capital loss carryforwards which consisted of $60,789 in short-term capital losses.
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

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Notes to financial statements
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of June 30, 2021:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Municipal obligations	$ 0	$ 130,873,742	$0	$ 130,873,742
Short-term investments
Investment companies	787,071	0	0	787,071
Total assets	$787,071	$130,873,742	$0	$131,660,813
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended June 30, 2021, the Fund did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Management fee
Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company ("Wells Fargo"), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $500 million	0.400%
Next $500 million	0.375
Next $2 billion	0.350
Next $2 billion	0.325
Next $5 billion	0.290
Over $10 billion	0.280
For the year ended June 30, 2021, the management fee was equivalent to an annual rate of 0.40% of the Fund’s average daily net assets.
Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management, LLC, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.16%
Class C	0.16
Institutional Class	0.08

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Notes to financial statements
Waivers and/or expense reimbursements
Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management will waive fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has contractually committed through October 31, 2021 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. The contractual expense caps are as follows:
Expense ratio caps
Class A	0.74%
Class C	1.49
Institutional Class	0.49
Distribution fee
The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC ("Funds Distributor"), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.
In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended June 30, 2021, Funds Distributor received $3,118 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended June 30, 2021.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A and Class C shares of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund had $17,500,000, $14,865,000 and $0 in interfund purchases, sales and net realized gains (losses), respectively, during the year ended June 30, 2021.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended June 30, 2021 were $25,744,258 and $27,086,512, respectively.
6. BANK BORROWINGS
The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight bank funding rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.
For the year ended June 30, 2021, there were no borrowings by the Fund under the agreement.
7. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid was $3,480,050 and $3,922,970 of tax-exempt income for the years ended June 30, 2021 and June 30, 2020, respectively.

Wells Fargo Pennsylvania Tax-Free Fund  |  27

Notes to financial statements
As of June 30, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed tax-exempt income	Unrealized gains	Capital loss carryforward
$124,573	$9,703,003	$(60,789)
8. CONCENTRATION RISK
The Fund invests a substantial portion of its assets in issuers of municipal debt securities located in a single state or territory of the U.S. Therefore, it may be more affected by economic and political developments in that state or region than would be a comparable general tax-exempt fund. As of the end of the period, the Fund invested a concentration of its portfolio in the state of Pennsylvania.
9. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
10. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.
11. SUBSEQUENT EVENTS
Wells Fargo Asset Management ("WFAM") announced that it will be changing its company name to Allspring Global Investments upon the closing of the previously announced sale transaction of WFAM by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. The new corporate name is expected to go into effect on the closing date of the transaction, which is anticipated to occur in the second half of 2021, subject to customary closing conditions.
At a meeting held July 15, 2021, the Board of Trustees of the Wells Fargo Funds approved a change in the Fund's name to remove “Wells Fargo” from the Fund's name and replace with “Allspring”. The change is expected to go into effect on October 11, 2021.
Following the closing of the transaction, Wells Fargo Funds Management, LLC, the Fund's investment manager, Wells Capital Management, LLC and Wells Fargo Asset Management (International) Limited, each subadvisers to certain funds, and Wells Fargo Funds Distributor, LLC, the Fund's principal underwriter, will each be rebranded as Allspring.
At a special meeting of shareholders held on August 16, 2021, shareholders of the Fund approved a new investment management and a new subadvisory agreement that will be effective at the closing of the sale transaction.

28  |  Wells Fargo Pennsylvania Tax-Free Fund

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Wells Fargo Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Wells Fargo Pennsylvania Tax-Free Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of June 30, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of June 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of June 30, 2021, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however, we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.
Boston, Massachusetts
August 25, 2021

Wells Fargo Pennsylvania Tax-Free Fund  |  29

Other information (unaudited)
TAX INFORMATION
Pursuant to Section 852 of the Internal Revenue Code, 100% of distributions paid from net investment income is designated as exempt-interest dividends for the fiscal year ended June 30, 2021.
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

30  |  Wells Fargo Pennsylvania Tax-Free Fund

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 139 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

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Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

32  |  Wells Fargo Pennsylvania Tax-Free Fund

Other information (unaudited)
Officers
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC and Chief Legal Counsel of Wells Fargo Asset Management since 2018. Deputy General Counsel of Wells Fargo Bank, N.A. since 2020 and Assistant General Counsel of Wells Fargo Bank, N.A. from 2018 to 2020. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.
Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

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Board considerations (unaudited)
BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:
Board Considerations – Current Agreements
Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at a Board meeting held on May 17-19, 2021 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Pennsylvania Tax-Free Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”
The Board noted that Wells Fargo & Company recently announced that it had entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”), which includes Funds Management and the Sub-Adviser, to GTCR LLC and Reverence Capital Partners, L.P. and/or their affiliates (the “Transaction”). The Board further noted that the Transaction would result in a change-of-control of Funds Management and the Sub-Adviser, which would be considered to be an assignment that would result in the termination of the Advisory Agreements. In light of the Transaction, the Board separately considered for approval a new investment management agreement with Funds Management and a new sub-advisory agreement with the Sub-Adviser (the “New Agreements”) that would replace the Advisory Agreements upon consummation of the Transaction, subject to approval of the New Agreements by the Fund’s shareholders. The Board also considered for approval interim agreements to go into effect in the event shareholders do not approve the New Agreements before the Transaction is completed. The interim agreements would allow the Manager and the Sub-Adviser to continue providing services to the Fund while the Fund continues to seek shareholder approval of the New Agreements. The Board noted that the terms of the interim agreements would be identical to those of the current Advisory Agreements, except for the term and certain escrow provisions.
At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at Board meetings held in April and May 2021, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2021. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent and quality of services
The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of WFAM, of which Funds Management and the Sub-Adviser are a part, and a summary of investments made in the business of WFAM. The Board also received a description of

34  |  Wells Fargo Pennsylvania Tax-Free Fund

Board considerations (unaudited)
Funds Management’s and the Sub-Adviser’s business continuity plans, including a summary of the performance of such plans and any changes thereto during the COVID-19 pandemic, and of their approaches to data privacy and cybersecurity. The Board also received and reviewed information about Funds Management’s role as administrator of the Fund’s liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.
The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel.
The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates. The Board also considered information about retention and back-up arrangements that have been put into place with respect to key personnel of WFAM in connection with the anticipated Transaction, noting that WFAM provided assurances that the announcement and eventual culmination of the Transaction is not expected to result in any diminution in the nature or quality of services provided to the Fund.
Fund investment performance and expenses
The Board considered the investment performance results for the Fund over various time periods ended December 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Class A) was lower than the average investment performance of the Universe for all periods under review except the ten-year period, which was higher than the average investment performance of the Universe. The Board also noted that the investment performance of the Fund was lower than its benchmark index, the Bloomberg Barclays Municipal Bond Index, for all periods under review except for the ten-year period, which was in range of its benchmark index.
The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and benchmark for the periods identified above. The Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions and market factors that affected the Fund’s investment performance.
The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than or equal to the median net operating expense ratios of the expense Groups for each share class.
The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.
Investment management and sub-advisory fee rates
The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.
Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were the same as or lower than the sum of these average rates for the Fund’s expense Groups for all share classes.
The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed

Wells Fargo Pennsylvania Tax-Free Fund  |  35

Board considerations (unaudited)
by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.
The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.
Profitability
The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.
Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.
Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.
Economies of scale
The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
The Board concluded that Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.
Other benefits to Funds Management and the Sub-Adviser
The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.
The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.
Conclusion
At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term.

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Board considerations (unaudited)
Board Considerations – New Agreements
Overview of the Board evaluation process
At a meeting held on May 17-19, 2021 (the “Board Meeting”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”, and the series identified below, the “Funds”) approved the continuation of each Fund’s current Investment Management Agreement (the “Current Investment Management Agreement”) and the current Sub-Advisory Agreements (the “Current Sub-Advisory Agreements”, and collectively, the “Current Agreements”).
Wells Fargo C&B Mid Cap Value Fund
Wells Fargo California Limited-Term Tax-Free Fund
Wells Fargo California Tax-Free Fund
Wells Fargo Classic Value Fund
Wells Fargo Common Stock Fund
Wells Fargo Disciplined Small Cap Fund
Wells Fargo Disciplined U.S. Core Fund
Wells Fargo Discovery Fund
Wells Fargo Diversified Equity Fund
Wells Fargo Endeavor Select Fund
Wells Fargo Enterprise Fund
Wells Fargo Fundamental Small Cap Growth Fund
Wells Fargo Growth Fund
Wells Fargo High Yield Municipal Bond Fund
Wells Fargo Intermediate Tax/AMT-Free Fund
Wells Fargo Large Cap Core Fund
Wells Fargo Large Cap Growth Fund
Wells Fargo Large Company Value Fund
Wells Fargo Minnesota Tax-Free Fund
Wells Fargo Municipal Bond Fund
Wells Fargo Omega Growth Fund
Wells Fargo Opportunity Fund
Wells Fargo Pennsylvania Tax-Free Fund
Wells Fargo Premier Large Company Growth Fund
Wells Fargo Short-Term Municipal Bond Fund
Wells Fargo Small Cap Fund
Wells Fargo Special Mid Cap Value Fund
Wells Fargo Special Small Cap Value Fund
Wells Fargo Strategic Municipal Bond Fund
Wells Fargo Ultra Short-Term Municipal Income Fund
Wells Fargo Wisconsin Tax-Free Fund
Each Trustee on the Board is not an “interested person” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Funds (collectively, the “Independent Trustees”). The process followed by the Board in considering and approving the continuation of the Current Agreements is referred to herein as the “2021 Annual Approval Process.”
As noted above, the closing of the sale of Wells Fargo Asset Management (“WFAM”) to a holding company (“NewCo”) affiliated with private funds of GTCR LLC (“GTCR”) and of Reverence Capital Partners, L.P. (“Reverence Capital”, and such transaction, the “Transaction”) will result in a change of control of Wells Fargo Funds Management LLC (“Funds Management”) and Wells Capital Management Incorporated (“Wells Capital”, and together with Funds Management, the “Advisers”), which will be considered to be an “assignment” of each Fund’s Current Agreements under the 1940 Act that will result in the automatic termination of each Fund’s Current Agreements. In light of the expected termination of each Fund’s Current Agreements upon the closing, at the Board Meeting the Board also considered and approved the New Agreements, which are: (i) a new Investment Management Agreement (the “New Investment Management Agreement”) between the Trust, on behalf of each Fund, and Funds Management; (ii) a new Sub-Advisory Agreement (the “New Wells Capital Sub-Advisory Agreement”) among the Trust, Funds Management and Wells Capital with respect to each Fund other than C& B Mid Cap Value Fund and Diversified Equity Fund; and (iii) a new Sub-Advisory Agreement (the “New C&B Sub-Advisory Agreement”, and collectively, the “New Agreements”) among the Trust, with respect to the C&B Mid Cap Value Fund, Funds Management and Cooke & Bieler, L.P. (“C&B”, and together with Wells Capital, the “Sub-Advisers”), each of which is intended to go into effect upon the closing. The process followed by the Board in reviewing and approving the New Agreements is referred to herein as the “New Agreement Approval Process.”

Wells Fargo Pennsylvania Tax-Free Fund  |  37

Board considerations (unaudited)
At a series of meetings held in April and May 2021 (collectively, “April and May 2021 Meetings”) and at the Board Meeting, the Trustees conferred extensively among themselves and with senior representatives of Funds Management, GTCR and Reverence Capital about the New Agreements and related matters. The Board reviewed and discussed information furnished by Funds Management, GTCR and Reverence Capital that the Board considered reasonably necessary to evaluate the terms of the New Agreements and the services to be provided. At these meetings, senior representatives from Funds Management, GTCR and Reverence Capital made presentations to, and responded to questions from, the Board.
In providing information to the Board in connection with the 2021 annual approval process (the “2021 Annual Approval Process”) and the New Agreement Approval Process, Funds Management, GTCR and Reverence Capital (as applicable) were guided by requests for information submitted by independent legal counsel on behalf of the Independent Trustees. In considering and approving the New Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed herein. The Board considered not only the specific information presented in connection with the April and May 2021 Meetings as well as the Board Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Advisers about various topics. In this regard, the Board reviews reports of Funds Management at each of its regular Board meetings, which includes, among other things, portfolio reviews and investment performance reports. In addition, the Board confers with portfolio managers at various times throughout the year. The Board was assisted in its evaluation of the New Agreements by independent legal counsel, from whom the Independent Trustees received separate legal advice and with whom the Independent Trustees met separately. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
Among other information considered by the Board in connection with the Transaction was:
■	Information regarding the Transaction: information about the structure, financing sources and material terms and conditions of the Transaction, including the expected impact on the businesses conducted by the Advisers and by Wells Fargo Funds Distributor LLC, as the distributor of Fund shares.
■	Information regarding NewCo, GTCR and Reverence Capital: (i) information about NewCo, including information about its expected financial condition and access to capital, and senior leadership team; (ii) the experience of senior management at GTCR and Reverence Capital in acquiring portfolio companies; (iii) the plan to operationalize NewCo, including the transition of necessary infrastructure services through a transition services agreement with Wells Fargo under which Wells Fargo will continue to provide NewCo with certain services for a specified period of time after the closing; and (iv) information regarding regulatory matters, compliance, and risk management functions at NewCo, including resources to be dedicated thereto.
■	Impact of the Transaction on WFAM and Service Providers: (i) information regarding any changes to personnel and/or other resources of the Advisers as a result of the Transaction, including assurances regarding comparable and competitive compensation arrangements to attract and retain highly qualified personnel; and (ii) information about the organizational and operating structure with respect to NewCo, the Advisers and the Funds.
■	Impact of the Transaction on the Funds and their Shareholders: (i) information regarding anticipated benefits to the Funds as a result of the Transaction; (ii) a commitment that the Funds would not bear any expenses, directly or indirectly, in connection with the Transaction; (iii) confirmation that the Advisers intend to continue to manage the Funds in a manner consistent with each Fund’s current investment objectives and principal investments strategies; and (iv) a commitment that neither NewCo nor WFAM will take any steps that would impose any “unfair burden” (as that term is used in section 15(f)(1)(B) of the 1940 Act) on the Funds as a result of the Transaction.
With respect to the New Agreements, the Board considered: (i) a representation that, after the closing, all of the Funds will continue to be managed and advised by their current Advisers and for C&B Mid Cap Value Fund, C&B, and that the same portfolio managers of the Sub-Advisers are expected to continue to manage the Funds after the Transaction; (ii) information regarding the terms of the New Agreements, including changes as compared to the Current Agreements; (iii) information confirming that the fee rates payable under the New Agreements will not increase as a result of the Transaction as compared to the rates under the Current Agreements; and (iv) assurances that the Transaction is not expected to cause any diminution with respect to the nature, extent and quality of any of the services currently provided to the Funds by the Advisers as a result of the Transaction.
In addition to considering information furnished specifically to evaluate the impact of the Transaction on the Funds and their respective shareholders in connection with the New Agreement Approval Process, the Board considered information furnished at prior meetings of the Board and its committees, including detailed information provided in connection with the 2021 Annual Approval Process. In this regard, in connection with the 2021 Annual Approval Process, the Board received information about complex-wide and individual Fund performance, fees and expenses, including: (i) a report from an independent data provider comparing the investment performance of each Fund to the investment performance of comparable funds and benchmark indices, over various time periods; (ii) a report from an independent data provider comparing each Fund’s total expense ratio (and

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Board considerations (unaudited)
its components) to those of comparable funds; (iii) comparative information concerning the fees charged and services provided by Funds Management and the Sub-Advisers to each Fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts), if any, that employ investment strategies and techniques similar to those used in managing such Fund(s); and (iv) profitability analyses of Funds Management, as well as the profitability of both WFAM and Wells Fargo from providing services to the fund family as a whole.
After its deliberations, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Advisers under the New Agreements is reasonable, approved the New Agreements for a two-year term, and voted to recommend that Fund shareholders approve the New Agreements. The Board considered the approval of the New Agreements as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent and quality of services
In connection with the 2021 Annual Approval Process, the Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Advisers under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Current Management Agreement, as well as, among other things, a summary of the background and experience of senior management of WFAM, of which Funds Management and Wells Capital are a part, and a summary of investments made in the business of WFAM. The Board also received a description of Funds Management’s and the Sub-Advisers’ business continuity plans, including a summary of the performance of such plans and any changes thereto during the COVID-19 pandemic, and of their approaches to data privacy and cybersecurity. The Board also received and reviewed information about Funds Management’s role as administrator of the Funds’ liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.
In connection with the 2021 Annual Approval Process, the Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds. The Board evaluated the ability of Funds Management and the Sub-Advisers to attract and retain qualified investment professionals, including research, advisory and supervisory personnel.
In connection with the 2021 Annual Approval Process, the Board further considered the compliance programs and compliance records of Funds Management and the Sub-Advisers. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.
In connection with the New Agreement Approval Process, the Board considered, among other information, the structure of the Transaction and expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of Funds Management and the Sub-Advisers. The Board received assurances from Funds Management that each Fund will continue to be advised by its current Sub-Adviser after the closing, and that the same individual portfolio managers are expected to continue to manage the Funds after the closing. With respect to the recruitment and retention of key personnel, the Board noted information from GTCR, Reverence Capital and the Advisers regarding the potential benefits for employees of joining NewCo. The Board recognized that the personnel who had been extended offers may not accept such offers and personnel changes may occur in the future in the ordinary course.
In addition, the Board considered information regarding the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Funds, including the provision of administrative services, and the anticipated impact of the Transaction on such matters. The Board also considered the business-related and other risks to which the Advisers may be subject in managing the Funds and in connection with the Transaction. The Board also considered the transition and integration plans as a result of the change in ownership of the Advisers from Wells Fargo to NewCo. The Board considered the resources and infrastructure that NewCo intends to devote to its compliance program to ensure compliance with applicable laws and regulations, as well as its risk management program and cybersecurity program. The Board also took into account assurances received from the Advisers, GTCR and Reverence Capital that the Transaction is not expected to cause any diminution in the nature, extent and quality of services provided by Funds Management and the Sub-Advisers to the Funds and their shareholders.
Fund investment performance and expenses
In connection with the 2021 Annual Approval Process, the Board considered the investment performance results for each Fund over various time periods ended December 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to each Fund (the “Universe”), and in comparison to each Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the

Wells Fargo Pennsylvania Tax-Free Fund  |  39

Board considerations (unaudited)
mutual funds in the performance Universe. Where applicable, the Board received information concerning, and discussed factors contributing to, underperformance of Funds relative to the Universe and benchmark for any underperformance periods.
In connection with the 2021 Annual Approval Process, the Board also received and considered information regarding each Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year.
In connection with the New Agreement Approval Process, the Board received a commitment that WFAM will maintain fee and expense commitments for at least two years after the closing. The Board took into account each Fund’s investment performance and expense information among the factors considered in deciding to approve the New Agreements.
Investment management and sub-advisory fee rates
In connection with the 2021 Annual Approval Process, the Board reviewed and considered the contractual fee rates payable by each Fund to Funds Management under the Current Management Agreement, as well as the contractual fee rates payable by each Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to each of the Sub-Advisers under the Current Sub-Advisory Agreements for investment sub-advisory services (the “Sub-Advisory Fee Rates”).
Among other information reviewed by the Board in connection with the 2021 Annual Approval Process, was a comparison of each Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups.
In connection with the 2021 Annual Approval Process, the Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the Sub-Advisory Fee Rates. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Advisers, and about Funds Management’s on-going oversight services. With respect to C&B, the Board also considered this amount in comparison to the median amount retained by advisers to funds in a sub-advised expense universe that was determined by Broadridge to be similar to the Specialized Technology Fund. In this regard, the Board noted the small size of the sub-advised expense universe. The Board also considered that the sub-advisory fees paid to C&B had been negotiated by Funds Management on an arm’s length basis. Given the affiliation between Funds Management and Wells Capital, the Board ascribed limited relevance to the allocation of fees between them.
In connection with the 2021 Annual Approval Process, the Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Advisers to other types of clients, if any, with investment strategies similar to those of each Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.
In connection with the New Agreement Approval Process, the Board noted the assurances received by it that there would be no increases to any of the Management Rates or the Sub-Advisory Fee Rates as a result of the Transaction. The Board also considered that the New Agreements do not change the computation method for calculating such fees, and there is no present intention to reduce expense waiver and reimbursement arrangements that are currently in effect. Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the New Management Agreement and to each of the Sub-Advisers under the New Sub-Advisory Agreements was reasonable.
Profitability
In connection with the 2021 Annual Approval Process, the Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo from providing services to the fund family as a whole. The Board noted that Wells Capital’s profitability information with respect to providing services to each Fund Wells Capital

40  |  Wells Fargo Pennsylvania Tax-Free Fund

Board considerations (unaudited)
sub-advises and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis. The Board did not consider profitability with respect to C&B, as the sub-advisory fees paid to C&B had been negotiated by Funds Management on an arm’s-length basis.
Funds Management reported on the methodologies and estimates used in calculating profitability in connection with the 2021 Annual Approval Process, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.
In connection with the New Agreement Approval Process, the Board received certain information about NewCo’s projected financial condition, and reviewed with senior representatives of Funds Management, GTCR and Reverence Capital the underlying assumptions on which such information was based. The Board considered that NewCo is a newly formed entity, with no historical operations, revenues or expenses, and that it is difficult to predict with any degree of certainty the future profitability of NewCo and the Advisers from advisory activities under the New Agreements. The Board considered that the fee rates payable under the New Agreements will not increase as a result of the Transaction as compared to the rates under the Current Agreements, and that the current contractual expense limitations applicable to each Fund will not increase. The Board noted that if the New Agreements are approved by shareholders and the Transaction closes, the Board will have the opportunity in the future to review the profitability of NewCo and the Advisers from advisory activities under the New Agreements.
Economies of scale
In connection with the 2021 Annual Approval Process, the Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Funds, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted the existence of breakpoints in each Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that, in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
In connection with the New Agreement Approval Process, the Board noted that NewCo and the Advisers may benefit from possible growth of the Funds resulting from enhanced distribution capabilities. However, the Board noted that other factors could also affect the potential for economies of scale, and that it was not possible to quantify any potential future economies of scale. Based upon the information furnished to the Board in connection with the 2021 Annual Approval Process and the New Agreement Approval Process, the Board concluded that Funds Management’s arrangements with respect to each Fund, including contractual breakpoints and expense limitation arrangements, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.
“Fall-out” benefits to Funds Management and the Sub-Advisers
In connection with the 2021 Annual Approval Process, the Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including Wells Capital, and C&B as a result of their relationships with the Funds. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Funds and benefits potentially derived from an increase in Funds Management’s and the Sub-Advisers’ business as a result of their relationships with the Funds. The Board noted that various current affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.
In connection with the 2021 Annual Approval Process, the Board also reviewed information about soft dollar credits earned and utilized by the Sub-Advisers, fees earned by Funds Management and Wells Capital from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker of Wells Fargo from portfolio transactions.
In connection with the New Agreement Approval Process, the Board received information to the effect that the Transaction is not expected to have a material impact on the fall-out benefits currently realized by Funds Management and its affiliates, including Wells Capital, and C&B. The information reviewed by the Board also noted that several of the ancillary benefits identified for WFAM would be potential ancillary benefits for NewCo, including that the scale and reputation of the Funds might benefit NewCo’s broader reputation, product initiatives, technology investment and talent acquisition. Based on its consideration of the

Wells Fargo Pennsylvania Tax-Free Fund  |  41

Board considerations (unaudited)
factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits expected to be received by Funds Management and its affiliates, including NewCo and Wells Capital, and C&B under the New Agreements were unreasonable.
Conclusion
At the Board Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Funds Management and to each of the Sub-Advisers under the New Agreements is reasonable, approved the New Agreements for a two-year term, and voted to recommend that Fund shareholders approve the New Agreements.

42  |  Wells Fargo Pennsylvania Tax-Free Fund

Board considerations (unaudited)
Board Considerations - Interim Agreements
At a meeting held on May 17-19, 2021 (the “Board Meeting”), the Boards of Trustees (each, a “Board”, and collectively, the “Boards”) of Wells Fargo Funds Trust, Wells Fargo Master Trust, Wells Fargo Variable Trust, Wells Fargo Global Dividend Opportunity Fund, Wells Fargo Income Opportunities Fund, Wells Fargo Multi-Sector Income Fund and Wells Fargo Utilities and High Income Fund (each a “Trust”, and the series thereof, a “Fund”) reviewed and approved for the Trusts and Funds, as applicable: (i) interim investment management agreements (the “Interim Management Agreements”) with Wells Fargo Funds Management, LLC (“Funds Management”); (ii) interim investment advisory agreements (the “Interim Advisory Agreements”) with Funds Management; and (iii) interim sub-advisory agreements (the “Interim Sub-Advisory Agreements”) with each of Cooke & Bieler, L.P., Galliard Capital Management, LLC (“Galliard”), Peregrine Capital Management Inc., Wells Capital Management, LLC (“WellsCap”), and Wells Fargo Asset Management (International) Limited (“WFAMI”, and collectively, the “Sub-Advisers”). Each Trustee on the Board is not an “interested person” (as defined in the Investment Company Act of 1940 (the “1940 Act”) of the Funds (collectively, the “Independent Trustees”). The Interim Management Agreements, Interim Advisory Agreements, and Interim Sub-Advisory Agreements are collectively referred to as the “Interim Advisory Agreements.”
At the Board Meeting, the Boards reviewed and approved the continuation of existing investment management, advisory and sub-advisory agreements (the “Current Advisory Agreements”) for each Trust and Fund, as applicable. The factors considered and conclusions reached by the Boards in approving the Current Advisory Agreements are summarized in the section entitled “Board Considerations – Current Agreements” of this shareholder report. The Boards noted that Wells Fargo & Company has entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”), which includes Funds Management, Galliard, WellsCap and WFAMI (the “Affiliated Sub-Advisers”), to a holding company affiliated with private funds of GTCR LLC and Reverence Capital Partners, L.P. (the “Transaction”). The Boards further noted that the Transaction would result in a change-of-control of Funds Management and the Affiliated Sub-Advisers, which would be considered to be an “assignment” under the 1940 Act that would terminate the Current Advisory Agreements. At the Board Meeting, the Boards also reviewed and approved new investment management, advisory and sub-advisory agreements (the “New Advisory Agreements”) for each Trust and Fund, as applicable, that would replace the Current Advisory Agreements upon consummation of the Transaction, subject to approval of the New Advisory Agreements by the applicable Trust’s or Fund’s shareholders. The factors considered and conclusions reached by the Boards in approving the New Advisory Agreements are summarized in the section entitled “Board Considerations – New Agreements” of this shareholder report.
At the Board Meeting, the Boards also approved the Interim Advisory Agreements, which will go into effect for a Trust or Fund only in the event that shareholders of such Trust or Fund do not approve the New Advisory Agreement(s) for the Trust or Fund by the closing date of the Transaction, when the Current Advisory Agreements will terminate. The Board noted that, in such a circumstance, the Interim Advisory Agreements will permit continuity of management by allowing Funds Management and the Sub-Advisers to continue providing services to the Trust or Fund pursuant to the Interim Advisory Agreements while the Trust or Fund continues to solicit shareholder approval of such New Advisory Agreement(s). The Boards noted that the terms of the Interim Advisory Agreements are identical to those of the Current Advisory Agreements, except for the term and the addition of escrow provisions with respect to the advisory fees. The Boards also noted that the entities that would service the Funds and Trusts under the Interim Advisory Agreements are identical to those that provide services under the Current Advisory Agreements and those that will provide services under the New Advisory Agreements.
In approving the Interim Advisory Agreements, the Boards considered the same factors and reached the same conclusions as they considered and reached with respect to the Boards’ approvals of the Current Advisory Agreements and New Advisory Agreements, as applicable, which are described in separate Board Consideration sections within this shareholder report. Prior to the Board Meeting, including at a series of meetings held in April and May 2021, the Trustees conferred extensively among themselves and with senior representatives of Funds Management, GTCR LLC and Reverence Capital Partners, L.P. about the Interim Advisory Agreements and related matters. The Independent Trustees were assisted in their evaluation of the Interim Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
At the Board Meeting, after considering the factors and reaching the conclusions described in the separate Board Consideration sections within this shareholder report, the Boards unanimously determined that the compensation payable to Funds Management and to each Sub-Adviser under each of the Interim Advisory Agreements was reasonable, and approved the Interim Advisory Agreements.

Wells Fargo Pennsylvania Tax-Free Fund  |  43

For more information
More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Wells Fargo Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: wfam.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-866-765-0778
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund's website at wfam.com. Read the prospectus carefully before you invest or send money.
Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management, LLC and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE
© 2021 Wells Fargo & Company. All rights reserved.
PAR-0721-00680 08-21
A255/AR255 06-21

Annual Report
June 30, 2021
Wells Fargo
Short-Term Municipal Bond Fund

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The views expressed and any forward-looking statements are as of June 30, 2021, unless otherwise noted, and are those of the Fund's portfolio managers and/or Wells Fargo Asset Management. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.
 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE

Wells Fargo Short-Term Municipal Bond Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Wells Fargo Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Wells Fargo Short-Term Municipal Bond Fund for the 12-month period that ended June 30, 2021. Despite the continued challenges presented by the spread of COVID-19 cases and the business restrictions implemented throughout much of the world, global stocks showed robust returns, supported by global stimulus programs, a rapid vaccination rollout, and recovering consumer and corporate sentiment. Bond markets mostly produced positive returns, as investors searched for yield and diversification during difficult market stretches.
For the 12-month period, equities had robust returns, as policymakers continued to fight the effects of COVID-19. Emerging market stocks led both non-U.S. developed market equities and U.S. stocks. Gains by fixed-income securities were varied, though mostly positive. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 40.79%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 35.72%, while the MSCI EM Index (Net),3 had stronger performance with a 40.90% gain. Among bond indexes, the Bloomberg Barclays U.S. Aggregate Bond Index,4 returned -0.33%, the Bloomberg Barclays Global Aggregate ex-USD Index (unhedged),5 gained 4.60%, the Bloomberg Barclays Municipal Bond Index,6 returned 4.17%, and the ICE BofA U.S. High Yield Index,7 returned 15.62%.
Efforts to contain COVID-19 drove market performance.
July was broadly positive for equities and fixed income. However, economic data and a resurgence of COVID-19 cases underscored the urgent need to regain control of the pandemic. Second-quarter gross domestic product (GDP) shrank from the previous quarter by 9.5% and 12.1% in the U.S. and the eurozone, respectively. In contrast, China’s second-quarter GDP grew 3.2% year over year. The U.S. economy added 1.8 million jobs in July, but a double-digit jobless rate persisted.
The stock market continued to rally in August despite concerns over rising numbers of U.S. and European COVID-19 cases as well as the expiration of the $600 weekly bonus unemployment benefit in July. Relatively strong second-quarter earnings boosted investor sentiment along with the U.S. Federal Reserve (Fed) Board’s announcement of a monetary policy shift expected to support longer-term low interest rates. U.S. manufacturing and services activity indexes beat expectations while the U.S. housing market maintained strength. In Europe, retail sales expanded and consumer confidence was steady. China’s economy continued to expand.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Barclays Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2021. ICE Data Indices, LLC. All rights reserved.

3  |  Wells Fargo Short-Term Municipal Bond Fund

Letter to shareholders (unaudited)
Stocks grew more volatile in September on mixed economic data. U.S. economic activity continued to grow. However, U.S. unemployment remained elevated at 7.9% in September. With the U.S. Congress delaying further fiscal relief and uncertainties surrounding a possible vaccine, doubts crept back into the financial markets. In the U.K., a lack of progress in Brexit talks weighed on markets. China’s economy picked up steam, fueled by increased global demand.
In October, capital markets stepped back from their six-month rally. Market volatility rose in advance of the U.S. election and amid a global increase in COVID-19 infections. Europe introduced tighter restrictions affecting economic activity. U.S. markets looked favorably at the prospect of Democratic control of the federal purse strings, which could lead to additional fiscal stimulus and a boost to economic activity. Meanwhile, China reported 4.9% third-quarter GDP growth.
Global stocks rallied in November, propelled by optimism over three promising COVID-19 vaccines. Reversing recent trends, value stocks outperformed growth stocks and cyclical stocks outpaced information technology (IT) stocks. However, U.S. unemployment remained elevated, with a net job loss of 10 million since February. The eurozone services Purchasing Managers' Index, a monthly survey of purchasing managers, contracted sharply while the region’s manufacturing activity grew. The U.S. election results added to the upbeat mood as investors anticipated more consistent policies in the new administration.
Financial markets ended the year with strength on high expectations for a rapid rollout of the COVID-19 vaccines, the successful passage of a $900 billion stimulus package, and rising expectations of additional economic support from a Democratic-led Congress. U.S. economic data were mixed with still-elevated unemployment and weak retail sales but growth in manufacturing output. In contrast, China’s economic expansion continued in both manufacturing and nonmanufacturing. U.S. COVID-19 infection rates continued to rise even as new state and local lockdown measures were implemented.
The year 2021 began with emerging market stocks leading all major asset classes in January, driven by China’s strong economic growth and a broad recovery in corporate earnings, which propelled China’s stock market higher. In the United States, positive news on vaccine trials and January expansion in both the manufacturing and services sectors was offset by a weak December monthly jobs report. This was compounded by technical factors as some hedge funds were forced to sell stocks to protect themselves against a well-publicized short squeeze coordinated by a group of retail investors. Eurozone sentiment and economic growth were particularly weak, reflecting the impact of a new lockdown with stricter social distancing along with a slow vaccine rollout.
February saw major domestic equity indexes driven higher on the hope of a new stimulus bill, improving COVID-19 vaccination numbers, and the gradual reopening of the economy. Most S&P 500 companies reported better-than-expected earnings, with positive surprises coming from the financials, IT, health care, and materials sectors. Japan saw its economy strengthen as a result of strong export numbers. Meanwhile, crude oil prices continued their climb, rising more than 25% for the year. Domestic government bonds experienced a sharp sell-off in late February as markets priced in a more robust economic recovery and higher future growth and inflation expectations.
The passage of the massive domestic stimulus bill highlighted March activity, leading to increased forecasts for U.S. growth in 2021. Domestic employment surged as COVID-19 vaccinations and an increasingly open economy spurred hiring. A majority of U.S. small companies reported they were operating at pre-pandemic capacity or higher. Value stocks continued its outperformance of growth stocks in the month, continuing the trend that started in late 2020. Meanwhile, most major developed global equity indexes were up month to date on the back of rising optimism regarding the outlook for global growth. While the U.S. and U.K. had been most successful in terms of the vaccine rollout, even in markets where the vaccine lagged, such as in the eurozone and Japan, equity indexes in many of those countries had also been in positive territory for the year.
“The passage of the massive domestic stimulus bill highlighted March activity, leading to increased forecasts for U.S. growth in 2021.”

Wells Fargo Short-Term Municipal Bond Fund  |  4

Letter to shareholders (unaudited)
Equity markets produced another strong showing in April. Domestically, the continued reopening of the economy had a strong impact on positive equity performance, as people started leaving their households and jobless claims continued to fall. Domestic corporate bonds performed well and the U.S. dollar weakened. Meanwhile, the U.S. government continued to seek to invest in the recovery, this time by outlining a package of over $2 trillion to improve infrastructure. The primary headwind in April was inflation, as investors tried to determine the breadth and longevity of recent price increases. Developed Europe has been supported by a meaningful increase in the pace of vaccinations. Unfortunately many emerging market countries have not been as successful. India in particular has seen COVID-19 cases surge, serving as an example of the need to get vaccinations rolled out to less developed nations.
Vaccine rollouts continued in May, leading to loosened restrictions globally. As a result, equity markets in general saw a minor increase in returns. Concerns that the continued economic rebound could result in inflation increases becoming more than transitory were supported by the higher input costs businesses were experiencing. Meanwhile, those inflation concerns were tempered by the Fed, which stayed steady on its view of the economy and eased fears of a sudden and substantial policy change. Positive performance in the emerging market equity space was supported this month by steady consumer demand and strong commodity prices. Fixed-income markets were also slightly positive for the month, driven by inflation uncertainty and a softer U.S. dollar.
June witnessed the S&P 500 Index reach a new all-time high. 2021 economic growth and inflation forecasts were revised higher to reflect a strong economic recovery and some supply and demand imbalances. Late June saw a deal reached on a U.S. infrastructure package of approximately $1 trillion for road, bridge, and broadband network upgrades over the next eight years. The Fed’s June meeting yielded no change to policy, but its projections pointed to a possible interest rate rise in 2023. This, combined with a rebound in economic activity and investors searching for yield, led to U.S. Treasury yields being down for the month. Many European and Asian countries saw vaccination momentum increase, while the U.K. dealt with a rise in COVID-19 infections, specifically the Delta variant. Meanwhile, crude oil jumped over 10% in June on the back of the pickup in global economic activity and the Organization of the Petroleum Exporting Countries’ slow pace of supply growth.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Wells Fargo Funds
“ 2021 economic growth and inflation forecasts were revised higher to reflect a strong economic recovery and some supply and demand imbalances.”

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

5  |  Wells Fargo Short-Term Municipal Bond Fund

Letter to shareholders (unaudited)
Preparing for LIBOR Transition
The global financial industry is preparing to transition away from the London Interbank Offered Rate (LIBOR), a key benchmark interest rate, to new alternative rates. LIBOR underpins trillions of dollars of financial contracts. It is the benchmark rate for a wide spectrum of products ranging from residential mortgages to corporate bonds to derivatives. Regulators have called for a market-wide transition away from LIBOR to successor reference rates by the end of 2021 (by June 30, 2023 for most tenors of the U.S. dollar LIBOR), which requires proactive steps be taken by issuers, counterparties, and asset managers to identify impacted products and adopt new reference rates.
The Fund holds one or more securities that use LIBOR as a floating reference rate and has a maturity date after December 31, 2021.
Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of successor reference rates, and any potential effects of the transition away from LIBOR on investment instruments that use it as a benchmark rate. The transition process may result in, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and could negatively impact the value of certain instruments held by the Fund.
Wells Fargo Asset Management is monitoring LIBOR exposure closely and has put resources and controls in place to manage this transition effectively. The Fund’s portfolio management team is evaluating LIBOR holdings to understand what happens to those securities when LIBOR ceases to exist, including examining security documentation to identify the presence or absence of fallback language identifying a replacement rate to LIBOR.
While the pace of transition away from LIBOR will differ by asset class and investment strategy, the portfolio management team will monitor market conditions for those holdings to identify and mitigate deterioration or volatility in pricing and liquidity and ensure appropriate actions are taken in a timely manner.
Further information regarding the potential risks associated with the discontinuation of LIBOR can be found in the Fund’s Statement of Additional Information.

Wells Fargo Short-Term Municipal Bond Fund  |  6

Performance highlights (unaudited)
Investment objective	The Fund seeks current income exempt from federal income tax consistent with capital preservation.
Manager	Wells Fargo Funds Management, LLC
Subadviser	Wells Capital Management, LLC
Portfolio managers	Bruce Johns, Brandon Pae*, Nicholos Venditti*

Average annual total returns (%) as of June 30, 2021
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (WSMAX)	7-18-2008	-0.51	0.96	1.19	1.52	1.37	1.40	0.76	0.63
Class C (WSSCX)	1-31-2003	-0.24	0.61	0.64	0.76	0.61	0.64	1.51	1.38
Class R6 (WSSRX)[3]	7-31-2018	–	–	–	1.80	1.63	1.63	0.38	0.35
Administrator Class (WSTMX)	7-30-2010	–	–	–	1.65	1.40	1.41	0.70	0.60
Institutional Class (WSBIX)	3-31-2008	–	–	–	1.75	1.60	1.62	0.43	0.40
Bloomberg Barclays 1-3 Year Composite Municipal Bond Index[4]	–	–	–	–	1.12	1.58	1.41	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 2.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period.Class R6, Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through October 31, 2021, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.63% for Class A, 1.38% for Class C, 0.35% for Class R6, 0.60% for Administrator Class, and 0.40% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.
[4]	The Bloomberg Barclays 1-3 Year Composite Municipal Bond Index is a blended index weighted 50% in the Bloomberg Barclays 1-Year Municipal Bond Index and 50% in the Barclays 3-Year Municipal Bond Index. You cannot invest directly in an index.
Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to high-yield securities risk and municipal securities risk. Consult the Fund’s prospectus for additional information on these and other risks. A portion of the Fund’s income may be subject to federal, state, and/or local income taxes or the Alternative Minimum Tax (AMT). Any capital gains distributions may be taxable.

*	Mr. Pae and Mr. Venditti became portfolio managers of the Fund on September 1, 2020.

7  |  Wells Fargo Short-Term Municipal Bond Fund

Performance highlights (unaudited)
Growth of $10,000 investment as of June 30, 20211
[1]	The chart compares the performance of Class A shares for the most recent ten years with the Bloomberg Barclays 1-3 Year Composite Municipal Bond Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 2.00%.

Wells Fargo Short-Term Municipal Bond Fund  |  8

Performance highlights (unaudited)
MANAGER'S DISCUSSION
Fund highlights
■	The Fund (Class A shares, excluding sales charges) outperformed its benchmark, the Bloomberg Barclays 1–3 Year Composite Municipal Bond Index, for the 12-month period that ended June 30, 2021.
■	The Fund extended its duration over the year to end the year with a duration slightly lower than that of the index, which added to performance. The barbell yield-curve positioning contributed to performance as our overweight to the longest bonds significantly added to performance.
■	Credit-quality positioning added to performance as we were overweight lower-quality investment-grade bonds (A-rated and BBB-rated), which outperformed relative to higher-quality investment-grade bonds (AAA-rated and AA-rated), which underperformed. Sector allocation was also additive to performance; we were overweight outperforming revenue bonds and underweight underperforming prerefunded bonds.
■	Security selection was a modest detractor from performance in some asset categories, like leasing, housing, and local general obligations (GOs), as the bonds we choose were subpar performers.
From shutdowns to stimulus and from vaccinations to reopening, the past 12 months were a time of transition.
The COVID-19 pandemic and the associated recovery efforts were the dominant market influences over the 12-month period. The pandemic in the U.S. deteriorated in the fall of 2020, with average daily confirmed cases of COVID-19 exceeding 250,000 late in the year. Hospitalizations and deaths from the virus also reached their highest points of the pandemic in the fall before it was announced that several promising vaccines would soon become available. The rollout of the vaccination effort continues, but as of the end of the second quarter of 2021, more than 50% of the U.S. population has received at least one dose of a vaccine. This brought new daily confirmed cases down to less than 12,000 by late June and has broadly allowed economies around the country to reopen and economic activity to accelerate.
The U.S. economy has also staged a significant recovery from the depths of the recession and the pandemic. Unemployment, which reached a multigenerational high level of over 14% in the spring of 2020, has fallen throughout the period to below 6%. The pace of the employment recovery has slowed materially in 2021, and the recovery has been uneven, upending employment progress made by several demographic groups over the past decade. Enhanced unemployment benefits, a portion of the massive fiscal stimulus injected into the economy over the past year, began to expire in many states near the end of the reporting period. Close attention will be paid to how employment progress evolves as these benefits expire. U.S. gross domestic product (GDP), after seeing the sharpest drop and largest increase on record in the post-war era in the second and third quarters of 2020, respectively, has continued to recover. The first-quarter 2021 reading came in at a very strong 6.4%. The increase in growth has led to expectations for higher inflation. The U.S. Federal Reserve (Fed) Board formally adopted a policy of allowing inflation to average 2% over "a period of time." Inflation readings in 2021 have risen, though
Fed officials continue to suggest that they perceive this inflation as transitory. They see the supply-chain bottlenecks and employment market distortions brought on by the pandemic abating, which they believe will allow inflation to fall back toward their 2% target over the next few years.
Credit quality as of June 30, 2021[1]
[1]	The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/ or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the Fund’s portfolio with the ratings depicted in the chart are calculated based on the market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of the three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.

9  |  Wells Fargo Short-Term Municipal Bond Fund

Performance highlights (unaudited)
U.S. Treasury yields rose throughout the period, with the yield on the 10-year Treasury ending the period 79 basis points (bps; 100 bps equal 1.00%) higher than it started. The impact of rising Treasury yields affected most sectors of fixed income in the first quarter of 2021, with corporate bonds seeing their worst start to a year since 1980. Municipal yields, by contrast, fell over the past 12-month period. The yield to worst for the Bloomberg Barclays Municipal Bond Index* dropped nearly 50 bps since the end of June 2020. Inflows into municipal bond mutual funds and exchange-traded funds were positive for 57 out of the past 58 weeks, and flows through June 2021 alone would make this year the third-highest year of inflows for the asset class on record. This solid technical support has brought municipal-to-Treasury yield ratios to record lows and broadly lifted bond prices across the municipal bond market. Issuance for lower investment-grade-rated issues and high-yield municipal bond issues were met with significant demand, bringing yields down further. Fundamentals in the municipal market have been strongly supported by the huge amounts of fiscal stimulus injected into the economy by the federal government. More than $5 trillion in stimulus was approved and began being distributed during the period. Municipal bond issuers benefited from hundreds of billions of dollars in stimulus, which helped shore up fundamentals weakened by the pandemic and the recession.
Factors across the market influenced Fund performance.
We began the year conservatively short duration versus the index but extended modestly over the year to end the period slightly short, as short-end rates remained supportive throughout the COVID-19 pandemic and economic reopening. The Fed has signaled its desire to hold interest rates until employment and inflation data support more hawkish action. We believe that a taper of the Fed’s $120 billion per month asset-purchase efforts may begin as early as this fall, with the largest market impact likely to be on longer-term interest rates, while short-term rates are likely to be anchored by the federal funds rate over the near term. We continue to be overweight lower-quality investment-grade and revenue bonds as credit spreads continue to tighten, supported by three federal stimulus bills, faster-than-expected vaccine deployment, economic reopening, and strong technical tailwinds. Longer term, we remain cognizant of the potential risks of rising interest rates.
Effective maturity distribution as of June 30, 2021[1]
[1]	Figures represent the percentage of the Fund's long-term investments. These amounts are subject to change and may have changed since the date specified.
Duration, yield curve, credit quality, and sector allocation drove performance, while individual security selection detracted modestly.
The Fund was modestly short duration to the index at the end of the period, which benefited the Fund as rates rallied in the one- to three-year part of the curve while rates sold off marginally in the four- to seven-year part of the curve. The barbelled yield-curve positioning allowed the Fund to benefit from the interest rate rally for one-year bonds (an overweight), and incremental yield and spread tightening for our holdings in the four- to seven-year part of the curve offset the modest rate sell-off in this segment. Unprecedented technical forces have driven credit spreads to decade lows, and our overweight to lower-quality investment-grade bonds (A-rated and BBB-rated) and our underweight to higher-quality investment-grade bonds (AAA-rated and AA-rated) were contributors to the Fund’s performance for the year. Our sector allocation was also a contributor to performance, as was our overweight to revenue bonds and underweights to GO and prerefunded bonds.
Individual security selection detracted from performance modestly as selection in certain housing, leasing, and special taxes underperformed versus peers. Notable positions that added to performance included New York Transportation (LaGuardia Airport), Illinois State General Obligation, and New Jersey Economic Development Authority bonds. Notable underperformers included our holdings of Tower Health (Berks County, Pennsylvania), which were downgraded to non-investment-grade during the year as well as AA+ District of Columbia Housing and Pennsylvania

*	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

Wells Fargo Short-Term Municipal Bond Fund  |  10

Performance highlights (unaudited)
Housing Finance Agency bonds, which trailed other AAA-rated and AA-rated credits over the period.
Our outlook is for long-term interest rates to increase as employment and GDP growth increases, but that will have only a modest effect on short-term interest rates, as those are anchored by the federal funds target rate.
Overall technical factors remain strong in the municipal bond market, and we expect the Fed to be on hold for the balance of 2021 to support employment growth to stimulate GDP. We expect the Fed will begin to taper or pull back on its $120 billion per month asset-purchase program in the fall of 2021, which will potentially increase long-term interest rates but should have only a modest effect on short-term interest rates as the federal funds target is likely to remain unchanged over the near term. As we look to the second half of 2022, we expect the taper discussion to transition to focus on the timing of a potential increase to the federal funds rate, which most market participants expect in late 2022 or early 2023, and we will look to position the portfolio in expectation of this macro move in interest rates. We will let our duration positioning drift shorter over the next year and let the barbell yield-curve positioning roll down the curve to a key rate structure. We will continue our overweight bias to lower-quality investment-grade bonds and will continue to rely on our credit research team to source one-off opportunities. We will opportunistically add higher-quality cash flow notes and tender option bonds in the AAA-rated and AA-rated areas, as issuers reenter the market from pandemic hibernation. We will monitor the economy recovery, with a specific focus on the technical market and fundamental credit quality, to adjust duration, yield-curve positioning, credit quality, and sector allocations over the next year.

11  |  Wells Fargo Short-Term Municipal Bond Fund

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from January 1, 2021 to June 30, 2021.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 1-1-2021	Ending account value 6-30-2021	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,002.82	$3.13	0.63%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.67	$3.16	0.63%
Class C
Actual	$1,000.00	$ 999.08	$6.84	1.38%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.95	$6.90	1.38%
Class R6
Actual	$1,000.00	$1,004.21	$1.74	0.35%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.06	$1.76	0.35%
Administrator Class
Actual	$1,000.00	$1,002.96	$2.98	0.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.82	$3.01	0.60%
Institutional Class
Actual	$1,000.00	$1,003.96	$1.99	0.40%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.81	$2.01	0.40%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Wells Fargo Short-Term Municipal Bond Fund  |  12

Portfolio of investments—June 30, 2021

	Principal	Value
Closed end municipal bond fund obligations: 0.96%
California: 0.57%
Nuveen California AMT-Free Quality Municipal Income Fund MuniFund Preferred Shares Series A (144 shares) 0.33% 144Aø	$14,400,000	$ 14,400,000
Other: 0.39%
Nuveen AMT-Free Municipal Credit Income Fund MuniFund Preferred Shares Series B (10,000 shares) 0.33% 144Aø	10,000,000	10,000,000
Total Closed end municipal bond fund obligations (Cost $24,400,000)		24,400,000

	Interest rate	Maturity date
Municipal obligations: 98.25%
Alabama: 3.76%
Airport revenue: 0.09%
Birmingham AL Airport Authority Series 2020 (BAM Insured)	5.00%	7-1-2023	475,000	520,233
Birmingham AL Airport Authority Series 2020 (BAM Insured)	5.00	7-1-2026	900,000	1,095,192
Birmingham AL Airport Authority Series 2020 (BAM Insured)	5.00	7-1-2027	500,000	624,225
				2,239,650
Health revenue: 0.84%
Alabama Health Care Authority Baptist Health Series B ø	0.19	11-1-2042	6,500,000	6,500,000
East Alabama Health Care Authority Series B ø	0.09	9-1-2039	14,829,000	14,829,000
				21,329,000
Industrial development revenue: 0.38%
Mobile AL Industrial Development Board Alabama Power Company Barry Plant Project Series A	1.00	6-1-2034	8,500,000	8,615,366
Selma AL Industrial Development Board Refunding Bonds Gulf Opportunity Zone International Paper Company	2.00	11-1-2033	1,000,000	1,049,576
				9,664,942
Utilities revenue: 2.45%
Alabama Black Belt Energy Gas District Series A	4.00	6-1-2024	3,640,000	4,020,408
Alabama Black Belt Energy Gas District Series A (Royal Bank of Canada LIQ)	4.00	8-1-2047	3,880,000	4,007,077
Alabama Black Belt Energy Gas District Series A	4.00	12-1-2048	8,000,000	8,642,913
Alabama Black Belt Energy Gas District Series A	4.00	10-1-2049	9,500,000	11,068,886
Chatom AL Industrial Development Board Alabama Electric Series A (National Rural Utilities Cooperative Finance SPA) ø	0.25	8-1-2037	10,000,000	10,000,000
Chatom AL Industrial Development Board Gulf Opportunity Zone Powersouth Energy Cooperative Projects Series 2020 (AGM Insured)	5.00	8-1-2024	985,000	1,118,134
Chatom AL Industrial Development Board Gulf Opportunity Zone Powersouth Energy Cooperative Projects Series 2020 (AGM Insured)	5.00	8-1-2025	425,000	497,732
The accompanying notes are an integral part of these financial statements.

13  |  Wells Fargo Short-Term Municipal Bond Fund

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Utilities revenue (continued)
Chatom AL Industrial Development Board Gulf Opportunity Zone Powersouth Energy Cooperative Projects Series 2020 (AGM Insured)	5.00%	8-1-2026	$ 500,000	$ 602,988
Southeast Alabama Gas Supply District Project #2 Series 2018A	4.00	6-1-2049	20,060,000	22,014,386
				61,972,524
				95,206,116
Alaska: 0.32%
Health revenue: 0.19%
Alaska Industrial Development and Export Authority Tanana Chiefs Conference Project	5.00	10-1-2023	600,000	660,062
Alaska Industrial Development and Export Authority Tanana Chiefs Conference Project	5.00	10-1-2024	750,000	852,908
Alaska Industrial Development and Export Authority Tanana Chiefs Conference Project	5.00	10-1-2025	1,310,000	1,534,258
Alaska Industrial Development and Export Authority Tanana Chiefs Conference Project	5.00	10-1-2026	1,385,000	1,667,629
				4,714,857
Miscellaneous revenue: 0.13%
Alaska Municipal Bond Bank Refunding Bond Series 2020-1	5.00	12-1-2025	1,470,000	1,753,219
Alaska Municipal Bond Bank Refunding Bond Series 2020-1	5.00	12-1-2026	1,350,000	1,656,447
				3,409,666
				8,124,523
Arizona: 2.48%
Education revenue: 0.02%
Cochise County AZ Community College District of Cochise County Series 2016A (BAM Insured)	5.00	7-1-2021	425,000	425,000
GO revenue: 0.12%
Vistancia AZ Community Facilities District GO Series 2020 (BAM Insured)	3.00	7-15-2022	700,000	719,087
Vistancia AZ Community Facilities District GO Series 2020 (BAM Insured)	4.00	7-15-2024	1,150,000	1,266,636
Vistancia AZ Community Facilities District GO Series 2020 (BAM Insured)	4.00	7-15-2026	900,000	1,034,479
				3,020,202
Health revenue: 0.58%
Maricopa County AZ IDA Series 2019C (SIFMA Municipal Swap +0.57%) ±	0.60	1-1-2035	4,730,000	4,710,625
Maricopa County AZ IDA Series 2019C (SIFMA Municipal Swap +0.80%) ±	0.83	9-1-2048	9,000,000	8,971,726
Tempe AZ IDA Mirabella Arizona State University Project Series B1 144A	4.00	10-1-2023	1,030,000	1,030,613
				14,712,964
The accompanying notes are an integral part of these financial statements.

Wells Fargo Short-Term Municipal Bond Fund  |  14

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Industrial development revenue: 1.76%
Chandler AZ IDA Intel Corporation Project	2.40%	12-1-2035	$32,885,000	$ 34,269,189
Chandler AZ IDA Intel Corporation Project	2.70	12-1-2037	1,175,000	1,229,843
Chandler AZ IDA Intel Corporation Project	5.00	6-1-2049	2,000,000	2,256,754
Phoenix AZ IDA Various Republic Services Incorporated Projects	0.20	12-1-2035	7,000,000	7,000,008
				44,755,794
				62,913,960
Arkansas: 0.06%
Health revenue: 0.06%
Batesville AR Public Facilities Board Hospital Series 2020	5.00	6-1-2025	1,385,000	1,572,210
California: 6.78%
GO revenue: 1.08%
California Series B (SIFMA Municipal Swap +0.38%) ±	0.41	12-1-2027	20,000,000	20,013,176
Kern CA Community College District CAB BAN ¤	0.00	8-1-2023	7,000,000	6,942,454
San Ysidro CA School District (AGM Insured) ¤	0.00	8-1-2047	3,610,000	513,718
				27,469,348
Health revenue: 0.13%
California Communities Development Authority Series 2020A	5.00	4-1-2026	570,000	685,692
California Communities Development Authority Series 2020A	5.00	4-1-2027	845,000	1,044,699
Palomar CA Pomerado Health Care District Certificate of Participation Series C (AGM Insured) €	0.25	11-1-2036	1,050,000	1,050,000
Washington Township Health Care District Revenue Refunding Bonds Series 2020A	5.00	7-1-2024	200,000	224,020
Washington Township Health Care District Revenue Refunding Bonds Series 2020A	5.00	7-1-2025	200,000	230,289
				3,234,700
Housing revenue: 0.61%
Mizuho Tender Option Bond Trust Receipts/Floater Certificates Series 2020-MIZ9012 (Mizuho Capital Markets LIQ) 144Aø	0.28	10-1-2036	3,385,000	3,385,000
Mizuho Tender Option Bond Trust Receipts/Floater Certificates Series 2021-MIZ9063 (Mizuho Capital Markets LOC, Mizuho Capital Markets LIQ) 144Aø	0.28	5-1-2049	12,000,000	12,000,000
				15,385,000
Industrial development revenue: 1.18%
California Infrastructure & Economic Development Bank AMT Brightline West Passenger 144Aøø	0.45	1-1-2050	15,000,000	15,000,000
California Infrastructure & Economic Development Bank Brightline West Passenger Rail Project Series A 144Aøø	0.20	1-1-2050	15,000,000	14,999,222
				29,999,222
Miscellaneous revenue: 1.24%
California Infrastructure & Economic Development Bank The J. Paul Getty Trust Series A-1 (1 Month LIBOR +0.33%) ±	0.39	10-1-2047	19,000,000	19,012,025
The accompanying notes are an integral part of these financial statements.

15  |  Wells Fargo Short-Term Municipal Bond Fund

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Miscellaneous revenue (continued)
California School Cash Reserve Program Authority Series L	2.00%	1-31-2022	$ 3,000,000	$ 3,033,267
Ceres CA Financing Authority Water System Revenue Bond Series 2020 øø	0.50	6-1-2050	7,400,000	7,401,731
Riverside County CA Office of Education TRAN Series B	2.00	12-31-2021	2,000,000	2,019,200
				31,466,223
Resource recovery revenue: 0.69%
California Municipal Finance Authority Solid Waste Disposal Waste Management Project øø	0.20	10-1-2045	7,500,000	7,500,016
California PCFA Series A 144Aøø	0.20	8-1-2023	10,000,000	10,000,011
				17,500,027
Tax revenue: 0.03%
Commerce CA RDA CAB Project #1 ¤	0.00	8-1-2021	690,000	689,833
Tobacco revenue: 0.01%
California Tobacco Securitization Senior Bond Series B-1	0.45	6-1-2030	100,000	101,880
Transportation revenue: 1.12%
Bay Area Toll Authority San Francisco Bay Area Series C-1 (SIFMA Municipal Swap +0.90%) ±	0.93	4-1-2045	25,500,000	25,689,032
Bay Area Toll Authority Toll Bridge Revenue Various Sanitary Francisco Bay Area (SIFMA Municipal Swap +0.45%) ±	0.48	4-1-2056	2,750,000	2,753,438
				28,442,470
Utilities revenue: 0.08%
Long Beach CA Bond Finance Authority Natural Gas Series B (3 Month LIBOR +1.43%) ±	1.53	11-15-2026	2,000,000	2,075,589
Water & sewer revenue: 0.61%
California Department of Water Resources Central Valley Project Series AT (SIFMA Municipal Swap +0.37%) ±	0.40	12-1-2035	15,500,000	15,533,040
				171,897,332
Colorado: 1.70%
Airport revenue: 0.04%
Denver CO City & County Department of Aviation Airport System Series A	5.00	11-15-2024	1,000,000	1,064,692
GO revenue: 0.15%
Grand River CO Hospital District (AGM Insured)	5.00	12-1-2022	1,450,000	1,541,475
Grand River CO Hospital District (AGM Insured)	5.00	12-1-2024	1,140,000	1,286,228
Sand Creek CO Metropolitan District GO Series 2020A (AGM Insured)	4.00	12-1-2024	550,000	610,000
Sand Creek CO Metropolitan District GO Series 2020A (AGM Insured)	4.00	12-1-2025	400,000	454,041
				3,891,744
Health revenue: 0.75%
Colorado Health Facilities Authority Hospital Adventhealth Oblligated Group Series B	5.00	11-15-2049	900,000	1,103,785
Colorado Health Facilities Authority Hospital Adventhealth Oblligated Group Series C	5.00	11-15-2036	2,290,000	2,807,641
The accompanying notes are an integral part of these financial statements.

Wells Fargo Short-Term Municipal Bond Fund  |  16

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Health revenue (continued)
Colorado Health Facilities Authority Improvement Christian Living	4.00%	1-1-2025	$ 325,000	$ 351,657
University of Colorado Hospital Authority Series 2017C-1	5.00	11-15-2038	14,630,000	14,744,513
				19,007,596
Miscellaneous revenue: 0.35%
Colorado Bridge Enterprise Central 70 Project Series 2017	4.00	12-31-2023	1,285,000	1,397,874
Colorado Bridge Enterprise Central 70 Project Series 2017	4.00	12-31-2025	2,455,000	2,803,391
Colorado Bridge Enterprise Central 70 Project Series 2017	4.00	6-30-2026	4,050,000	4,664,166
				8,865,431
Tax revenue: 0.03%
Colorado Regional Trasportation District Series 2020A & Series 2020B	4.00	7-15-2033	500,000	627,039
Transportation revenue: 0.12%
E-470 Public Highway Authority Colorado Series A	5.00	9-1-2024	450,000	513,065
E-470 Public Highway Authority Colorado Series A	5.00	9-1-2025	300,000	353,596
E-470 Public Highway Authority Colorado Series A	5.00	9-1-2026	1,750,000	2,125,159
				2,991,820
Utilities revenue: 0.24%
Colorado Springs CO Utilities System Series B (Landesbank Hessen-Thüringen SPA) ø	0.07	11-1-2036	6,000,000	6,000,000
Water & sewer revenue: 0.02%
Central Weld County CO Water District Series 2020 (AGM Insured)	5.00	12-1-2027	500,000	626,629
				43,074,951
Connecticut: 2.63%
Education revenue: 1.41%
Connecticut HEFAR University of Hartford Series N	5.00	7-1-2024	120,000	134,525
Connecticut HEFAR University of Hartford Series N	5.00	7-1-2025	140,000	161,737
Connecticut HEFAR Yale University Issue Series A	1.10	7-1-2048	7,000,000	7,098,931
Connecticut HEFAR Yale University Issue Series A	2.05	7-1-2035	25,000,000	25,013,073
Connecticut Higher Education Supplemental Loan Authority Chesla Loan Program Series A	3.60	11-15-2023	1,265,000	1,335,824
Connecticut Higher Education Supplemental Loan Authority Chesla Loan Program Series B	5.00	11-15-2024	250,000	280,817
Connecticut Higher Education Supplemental Loan Authority Chesla Loan Program Series B	5.00	11-15-2025	400,000	458,657
Connecticut Higher Education Supplemental Loan Authority Chesla Loan Program Series B	5.00	11-15-2026	585,000	682,585
Connecticut Higher Education Supplemental Loan Authority Chesla Loan Program Series D	5.00	11-15-2025	500,000	587,209
				35,753,358
GO revenue: 0.26%
Connecticut Series C	4.00	6-1-2025	1,000,000	1,137,330
Hamden CT GO Series 2020A (BAM Insured)	5.00	8-1-2026	710,000	852,326
The accompanying notes are an integral part of these financial statements.

17  |  Wells Fargo Short-Term Municipal Bond Fund

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
GO revenue (continued)
New Haven CT Series A	5.25%	8-1-2021	$ 1,830,000	$ 1,836,577
West Haven CT BAN Series B	2.00	9-30-2021	2,800,000	2,808,059
				6,634,292
Health revenue: 0.34%
Connecticut HEFAR Hartford Healthcare Series B1	5.00	7-1-2053	7,500,000	8,636,598
Housing revenue: 0.40%
Meriden CT MFHR Yale Acres Project	1.73	8-1-2022	10,000,000	10,082,354
Tax revenue: 0.22%
Connecticut Special Tax Obligation Transportation Infrastructure Purposes Series A	5.00	5-1-2026	1,200,000	1,456,094
Connecticut Special Tax Obligation Transportation Infrastructure Purposes Series A	5.00	5-1-2027	3,400,000	4,239,163
				5,695,257
				66,801,859
Delaware: 0.16%
Utilities revenue: 0.16%
Delaware EDA Gas Facilities Delmarva Power & Light Company Series A	1.05	1-1-2031	4,000,000	4,083,052
District of Columbia: 1.21%
Airport revenue: 0.77%
Metropolitan Washington Airports Authority Refunding Bond Series 2014A	3.00	10-1-2022	6,500,000	6,724,996
Metropolitan Washington Airports Authority Series A	5.00	10-1-2024	3,450,000	3,654,414
Metropolitan Washington Airports Authority Series A %%	5.00	10-1-2026	7,500,000	9,124,021
				19,503,431
Housing revenue: 0.10%
District of Columbia HFA MFHR Strand Residences Project	1.45	2-1-2039	2,500,000	2,530,648
Transportation revenue: 0.09%
Metropolitan Washington DC Transit Authority Series A	5.00	7-15-2025	2,000,000	2,366,195
Water & sewer revenue: 0.25%
District of Columbia Water and Sewer Authority Public Utility Subordinated Lien Bond Series C	1.75	10-1-2054	6,000,000	6,250,641
				30,650,915
Florida: 3.88%
Airport revenue: 0.18%
Broward County FL Airport System Series C	5.00	10-1-2022	2,000,000	2,119,799
Greater Orlando Aviation Authority Florida Airport Facilities Series A	5.00	10-1-2025	2,000,000	2,364,404
				4,484,203
Education revenue: 0.31%
Capital Projects Finance Authority Student Housing Refunding Series 2020A-1	5.00	10-1-2024	500,000	564,080
The accompanying notes are an integral part of these financial statements.

Wells Fargo Short-Term Municipal Bond Fund  |  18

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Education revenue (continued)
Capital Projects Finance Authority Student Housing Refunding Series 2020A-1	5.00%	10-1-2025	$ 1,000,000	$ 1,160,930
Capital Projects Finance Authority Student Housing Refunding Series 2020A-1	5.00	10-1-2026	1,000,000	1,192,668
Florida Higher Educational Facilities Financing Authority Educational Facilities Institute Technology	5.00	10-1-2025	500,000	584,319
Florida Higher Educational Facilities Financing Authority Educational Facilities Institute Technology	5.00	10-1-2026	750,000	901,272
University of North Florida Financing Corporation Capital Housing Project (AGM Insured)	5.00	11-1-2021	3,440,000	3,491,633
				7,894,902
Health revenue: 1.14%
Highlands County FL Health Facilities Authority Hospital Adventhealth Obligated Group Series D ø%%	0.02	11-15-2056	15,000,000	15,000,000
North Broward FL Hospital District Series B	5.00	1-1-2022	1,570,000	1,604,493
North Broward FL Hospital District Series B	5.00	1-1-2023	1,700,000	1,811,614
North Broward FL Hospital District Series B	5.00	1-1-2024	2,000,000	2,215,246
Palm Beach County FL HCFR Retirement Life Communities Series 2016	5.00	11-15-2021	3,515,000	3,573,552
St. Johns County FL IDA Vicars Landing Project A %%	4.00	12-15-2021	100,000	101,351
St. Johns County FL IDA Vicars Landing Project A %%	4.00	12-15-2022	115,000	119,878
St. Johns County FL IDA Vicars Landing Project A %%	4.00	12-15-2023	115,000	122,817
St. Johns County FL IDA Vicars Landing Project A %%	4.00	12-15-2024	145,000	157,971
St. Johns County FL IDA Vicars Landing Project A %%	4.00	12-15-2025	180,000	199,394
St. Johns County FL IDA Vicars Landing Project A %%	4.00	12-15-2026	185,000	207,581
St. Johns County FL IDA Vicars Landing Project A %%	4.00	12-15-2027	215,000	243,973
St. Johns County FL IDA Vicars Landing Project A %%	4.00	12-15-2028	200,000	228,907
Tender Option Bond Trust Receipts/Certificates 2020-XM0868 (JPMorgan Chase & Company LIQ) 144Aø	0.10	2-15-2026	3,225,000	3,225,000
				28,811,777
Housing revenue: 0.26%
Miami-Dade County FL HFA MFHR Liberty Square Phase Two Project	1.42	11-1-2040	6,500,000	6,559,842
Miscellaneous revenue: 0.51%
Miami-Dade County FL School Board Certificate of Participation Series A	5.00	5-1-2031	10,115,000	11,395,338
St. Johns County FL School Board Refunding Bond Certificate of Participation	5.00	7-1-2021	1,670,000	1,670,000
				13,065,338
Resource recovery revenue: 0.08%
Lee County FL Solid Waste System Refunding Bond	5.00	10-1-2023	1,750,000	1,923,109
Tax revenue: 0.57%
Department of Environmental Protection Florida Forever Series A	5.00	7-1-2023	7,720,000	8,093,047
Leon County FL School District	4.00	9-1-2026	6,000,000	6,465,080
				14,558,127
The accompanying notes are an integral part of these financial statements.

19  |  Wells Fargo Short-Term Municipal Bond Fund

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Transportation revenue: 0.05%
Osceola County FL Improvement Osceola Parkway Series	5.00%	10-1-2024	$ 300,000	$ 346,413
Osceola County FL Improvement Osceola Parkway Series	5.00	10-1-2026	735,000	907,878
				1,254,291
Utilities revenue: 0.11%
JEA Bulk Power Supply System Scherer 4 Project Series A	3.00	10-1-2022	1,800,000	1,803,557
Orlando FL Commission Utility System Series B	1.25	10-1-2046	1,000,000	1,013,784
				2,817,341
Water & sewer revenue: 0.67%
Tohopekaliga FL Water Authority Utility System Bond 144A	5.00	10-1-2025	14,160,000	16,891,049
				98,259,979
Georgia: 3.30%
Health revenue: 0.05%
Cobb County GA Kennestone Hospital Authority Series 2020B	5.00	4-1-2026	1,000,000	1,202,969
Housing revenue: 0.18%
Northwest Georgia Housing Authority MFHR Park Homes Apartments Project (FHA Insured)	1.54	8-1-2022	4,500,000	4,504,820
Industrial development revenue: 0.22%
Savannah GA EDA PCR International Paper Company Project Series B	1.90	8-1-2024	4,250,000	4,436,981
Savannah GA EDA Recovery Zone Facility International	2.00	11-1-2033	1,000,000	1,049,576
				5,486,557
Utilities revenue: 2.85%
Bartow County GA Development Authority Georgia Power Company Bowen Project	2.05	9-1-2029	4,100,000	4,126,967
Burke County GA Development Authority Georgia Power Company Plant Vogtle Project	1.55	12-1-2049	4,000,000	4,055,719
Burke County GA Development Authority Oglethorpe Power Corporation Vogtle Project Series F	3.00	11-1-2045	22,050,000	22,917,987
Georgia Municipal Electric Authority Plant Vogtle Units 3&4 Project M	5.00	1-1-2025	200,000	230,285
Georgia Municipal Electric Authority Plant Vogtle Units 3&4 Project M	5.00	1-1-2026	300,000	356,536
Georgia Municipal Electric Authority Plant Vogtle Units 3&4 Project P	5.00	1-1-2023	250,000	266,803
Georgia Municipal Electric Authority Plant Vogtle Units 3&4 Project P	5.00	1-1-2024	400,000	443,682
Georgia Municipal Electric Authority Plant Vogtle Units 3&4 Project P	5.00	1-1-2025	1,000,000	1,148,423
Georgia Tender Option Bond Trust Receipts/Floater Certificates Series 2019-XF2847 (Barclays Bank plc LOC, Barclays Bank plc LIQ) 144Aø	0.07	1-1-2056	4,315,000	4,315,000
Main Street Natural Gas Incorporated Georgia Gas Project Series C (Royal Bank of Canada LIQ)	4.00	8-1-2048	6,225,000	6,722,316
The accompanying notes are an integral part of these financial statements.

Wells Fargo Short-Term Municipal Bond Fund  |  20

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Utilities revenue (continued)
Main Street Natural Gas Incorporated Georgia Gas Project Series C	4.00%	3-1-2050	$22,750,000	$ 26,302,649
Monroe County GA Development Authority PCR Oglethorpe Power Corporation Scherer Project Series A	1.50	1-1-2039	1,500,000	1,535,566
				72,421,933
				83,616,279
Guam: 0.07%
Tax revenue: 0.07%
Government of GUAM Business Privilege Series F %%	5.00	1-1-2028	500,000	608,948
Government of GUAM Business Privilege Series F %%	5.00	1-1-2029	1,000,000	1,238,996
				1,847,944
Hawaii: 0.36%
Miscellaneous revenue: 0.36%
Hawaii Department of Transportation Airports Division Series 2013	5.25	8-1-2025	1,945,000	2,130,557
Hawaii Department of Transportation Airports Division Series 2013	5.25	8-1-2026	6,350,000	6,948,863
				9,079,420
Illinois: 8.51%
Airport revenue: 1.34%
Chicago IL Midway Airport Refunding Bond Second Lien Series A	5.00	1-1-2022	6,100,000	6,243,305
Chicago IL Midway Airport Refunding Bond Second Lien Series A	5.00	1-1-2025	5,000,000	5,547,343
Chicago IL O'Hare International Airport Refunding Bond General Senior Lien Series B	5.00	1-1-2023	5,000,000	5,116,418
Chicago IL O'Hare International Airport Refunding Bond General Senior Lien Series B	5.00	1-1-2024	1,550,000	1,586,090
Chicago IL O'Hare International Airport Refunding Bond Passenger Facility	5.00	1-1-2023	13,720,000	14,038,821
Chicago IL O'Hare International Airport Refunding Bond Passenger Facility	5.00	1-1-2024	1,335,000	1,484,669
				34,016,646
Education revenue: 0.30%
Illinois Finance Authority Benedictine University Refunding Bond	5.00	10-1-2027	630,000	759,577
Illinois State University Auxiliary Facilities System Series A	5.00	4-1-2024	2,325,000	2,502,991
Illinois State University Auxiliary Facilities System Series A (AGM Insured)	5.00	4-1-2025	700,000	806,177
Illinois State University Auxiliary Facilities System Series B (AGM Insured)	5.00	4-1-2024	415,000	462,708
Southern Illinois University Board of Trustees Southern Illnois University Housing and Auxiliary Facilities System Series A (BAM Insured)	4.00	4-1-2027	780,000	908,658
The accompanying notes are an integral part of these financial statements.

21  |  Wells Fargo Short-Term Municipal Bond Fund

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Education revenue (continued)
Southern Illnois University Board of Trustees Southern Illnois University Housing and Auxiliary Facilities System Series A (BAM Insured)	4.00%	4-1-2026	$ 825,000	$ 943,959
Western Illinois University Refunding Bond Auxiliary Facilities System (BAM Insured)	4.00	4-1-2024	1,000,000	1,097,302
				7,481,372
GO revenue: 2.41%
Chicago IL Board of Education Refunding Bond Series A (AGM Insured)	5.00	12-1-2022	500,000	532,131
Chicago IL Board of Education Refunding Bond Series A (AGM Insured)	5.00	12-1-2023	2,000,000	2,211,582
Chicago IL Board of Education Refunding Bond Series B	5.00	12-1-2030	2,250,000	2,964,749
Chicago IL Prerefunded Refunding Bonds Series C	5.00	1-1-2022	10,505,000	10,754,935
Chicago IL Prerefunded Refunding Bonds Series C	5.00	1-1-2023	1,450,000	1,552,637
Chicago IL Refunding Bond Series A	5.00	1-1-2026	5,000,000	5,912,850
Chicago IL Refunding Bond Series B (Ambac Insured)	5.13	1-1-2022	525,000	537,683
Chicago IL Unrefunded Balance Refunding Bonds Series C	5.00	1-1-2022	5,340,000	5,448,404
Chicago IL Unrefunded Balance Refunding Bonds Series C	5.00	1-1-2023	3,300,000	3,515,911
Cook County IL Refunding Bond Series A	5.00	11-15-2025	1,000,000	1,184,799
Cook County IL Refunding Bond Series A	5.00	11-15-2027	2,000,000	2,496,775
Dekalb & Kane Counties IL Community Unit School District Series B (AGM Insured) ¤	0.00	1-1-2025	3,235,000	3,101,717
Illinois Series 2014	5.00	4-1-2022	3,000,000	3,106,994
Illinois Series 2016	5.00	11-1-2021	5,000,000	5,079,389
Illinois Series 2020	5.13	5-1-2022	2,000,000	2,081,266
Illinois Series 2020	5.38	5-1-2023	1,000,000	1,090,904
Kane, Cook, DuPage, McHenry & Dekalb Counties IL Refunding Bond Series B	4.00	12-15-2026	960,000	1,130,199
Kane, Cook, DuPage, McHenry & Dekalb Counties IL Refunding Bond Series B	4.00	12-15-2027	795,000	953,641
Kendall, Kane & Will Counties IL Refunding Bond Series B	5.00	10-1-2022	1,660,000	1,750,196
Kendall, Kane & Will Counties IL Refunding Bond Series B	5.00	10-1-2023	825,000	903,297
Waukegan IL Series B (AGM Insured)	4.00	12-30-2023	500,000	540,367
Whiteside & Lee Counties IL Community Unit School District Series A (BAM Insured)	4.00	12-1-2024	1,490,000	1,648,819
Will County IL Community High School District #161	4.00	1-1-2024	2,000,000	2,172,027
Winnebago Boone County IL Community College District Rock Valley College Series A (AGM Insured)	5.00	1-1-2022	500,000	511,950
				61,183,222
Health revenue: 0.55%
Illinois Finance Authority Health Services Facility Series 2020	5.00	10-1-2025	500,000	586,508
Illinois Finance Authority Health Services Facility Series 2020	5.00	10-1-2026	500,000	602,601
Illinois Finance Authority Presbyterian Homes Obligated Group Series B (SIFMA Municipal Swap +0.70%) ±	0.73	5-1-2042	2,250,000	2,250,003
Illinois Finance Authority Revenue Advocate Health Care Network	4.00	11-1-2030	3,600,000	4,064,386
Illinois Finance Authority Series 2020B-2	5.00	5-15-2050	4,000,000	4,797,554
Southwestern Illinois Development Authority Health Facility Memorial Group Incorporated	6.38	11-1-2023	1,505,000	1,624,360
				13,925,412
The accompanying notes are an integral part of these financial statements.

Wells Fargo Short-Term Municipal Bond Fund  |  22

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Housing revenue: 0.30%
Illinois Housing Development Authority (SIFMA Municipal Swap +1.00%)(FNMA LOC, FNMA LIQ) ±	1.03%	5-15-2050	$ 7,500,000	$ 7,676,075
Miscellaneous revenue: 1.27%
Chicago IL Board of Education Refunding Bond Series B	5.00	12-1-2024	2,270,000	2,599,292
Chicago IL Board of Education Refunding Bond Series B	5.00	12-1-2025	2,460,000	2,906,124
Illinois Refunding Bond	5.00	2-1-2022	4,375,000	4,496,517
Illinois Refunding Bond	5.00	2-1-2023	8,775,000	9,418,246
Illinois Series 2017D	5.00	11-1-2026	8,025,000	9,687,148
Illinois Series 2021A	5.00	3-1-2028	2,500,000	3,098,895
				32,206,222
Tax revenue: 1.73%
Build Illinois Bond Junior Obligation Series C	5.00	6-15-2022	2,985,000	3,109,146
Chicago IL Motor Fuel Tax Refunding Bonds Series 2013	5.00	1-1-2022	955,000	965,307
Chicago IL Transit Authority Sales Tax Receipts	5.25	12-1-2024	6,705,000	6,847,847
Hillside IL Refunding Bond Series 2018	5.00	1-1-2024	925,000	966,613
Huntley IL Special Service Area #6 Special Tax Refunding Bond (BAM Insured)	2.20	3-1-2024	1,165,000	1,198,184
Illinois Sales Tax Revenue Junior Obligation Series A	5.00	6-15-2023	5,825,000	6,317,514
Illinois Sales Tax Revenue Junior Obligation Series C	4.00	6-15-2025	4,000,000	4,497,406
Illinois Sales Tax Revenue Refunding Bond Series C	4.00	6-15-2023	3,315,000	3,531,059
Illinois Series 2013	5.00	6-15-2024	585,000	635,134
Macon County IL Decatur School District #61 Series 2020 C (AGM Insured)	4.00	1-1-2024	475,000	512,405
Macon County IL Decatur School District #61 Series 2020 C (AGM Insured)	4.00	1-1-2027	600,000	692,322
Metropolitan Pier & Exposition Authority McCormick Place Project Non-Callable Bond Series B	5.00	12-15-2022	7,000,000	7,462,260
Metropolitan Pier & Exposition Authority McCormick Place Project Series A (NPFGC Insured) ¤	0.00	12-15-2021	920,000	917,098
Sales Tax Securitization Corporation Second Lien Sales Tax	5.00	1-1-2028	5,000,000	6,268,025
				43,920,320
Tobacco revenue: 0.50%
Illinois Railsplitter Tobacco Settlement Authority	5.00	6-1-2022	12,000,000	12,523,464
Transportation revenue: 0.10%
Illinois Toll Highway Authority Senior Refunding Bond Series C	5.00	1-1-2027	2,050,000	2,522,427
Water & sewer revenue: 0.01%
Waukegan Lake County IL First Lien Water & Sewer System Revenue Bonds Series 2020 (AGM Insured)	5.00	12-30-2027	280,000	346,019
				215,801,179
Indiana: 1.62%
Health revenue: 0.64%
Indiana Finance Authority Health System Franciscan Alliance Incorporated Series B	5.00	11-1-2022	1,000,000	1,063,991
Indiana Finance Authority Health System Franciscan Alliance Incorporated Series B	5.00	11-1-2023	1,270,000	1,406,260
Indiana Finance Authority Health System Franciscan Alliance Incorporated Series B	5.00	11-1-2024	3,000,000	3,447,799
The accompanying notes are an integral part of these financial statements.

23  |  Wells Fargo Short-Term Municipal Bond Fund

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Health revenue (continued)
Indiana Finance Authority Health System Franciscan Alliance Incorporated Series C	5.00%	11-1-2021	$ 1,000,000	$ 1,015,956
Indiana Finance Authority Health System Franciscan Alliance Incorporated Series C	5.00	11-1-2023	800,000	885,833
Indiana Finance Authority Health System Franciscan Alliance Incorporated Series C	5.00	11-1-2024	1,000,000	1,149,266
Indiana Finance Authority Parkview Health Series A	5.00	5-1-2023	1,010,000	1,098,689
Indiana Finance Authority Refunding Bond University Health Obligated Group Series B	1.65	12-1-2042	5,130,000	5,167,719
Indiana Finance Authority Senior Living Series A	5.00	11-15-2022	500,000	527,834
Indiana Finance Authority Senior Living Series A	5.00	11-15-2023	500,000	546,711
				16,310,058
Miscellaneous revenue: 0.78%
Indiana Bond Bank Special Program Series A	5.25	10-15-2021	2,000,000	2,027,586
Indianapolis Local Public Improvement Bond Series A	5.00	6-1-2026	3,000,000	3,577,187
Indianapolis Local Public Improvement Bond Series A	5.00	6-1-2027	6,000,000	7,318,775
Tender Option Bond Trust Receipts/Certificates XM0927 (AGM Insured, JPMorgan Chase & Company LIQ) 144Aø	0.10	12-1-2028	6,900,000	6,900,000
				19,823,548
Resource recovery revenue: 0.20%
Indiana Finance Authority Economic Development Republic Services Incorporated Project Series A	0.17	5-1-2034	5,000,000	4,999,765
				41,133,371
Iowa: 0.57%
Education revenue: 0.10%
Iowa Student Loan Liquidity Corporation AMT Senior Series B	5.00	12-1-2022	500,000	532,867
Iowa Student Loan Liquidity Corporation AMT Senior Series B	5.00	12-1-2023	700,000	775,482
Iowa Student Loan Liquidity Corporation AMT Senior Series B	5.00	12-1-2024	1,000,000	1,144,551
				2,452,900
Utilities revenue: 0.47%
Iowa Gas Project Public Expenditure and Financial Accountability Incorporated	5.00	9-1-2049	10,000,000	12,023,068
				14,475,968
Kansas: 0.28%
Health revenue: 0.08%
Wichita KS Health Care Facilities Presbyterian Manors Incorporated	4.00	5-15-2024	1,015,000	1,053,166
Wichita KS Health Care Facilities Presbyterian Manors Incorporated	5.00	5-15-2025	1,055,000	1,141,939
				2,195,105
The accompanying notes are an integral part of these financial statements.

Wells Fargo Short-Term Municipal Bond Fund  |  24

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Housing revenue: 0.20%
Kansas Development Finance Authority MFHR Woodland Village Apartments Project Series J øø	1.68%	7-1-2022	$ 5,000,000	$ 5,000,000
				7,195,105
Kentucky: 2.59%
Education revenue: 0.02%
Kentucky Bond Development Corporation City of Danville Centre College Series 2021	4.00	6-1-2026	210,000	241,224
Kentucky Bond Development Corporation City of Danville Centre College Series 2021	4.00	6-1-2028	250,000	297,535
				538,759
Health revenue: 0.19%
Louisville & Jefferson Counties KY Metro Health System Revenue Norton Healthcare Incorporated Series C	5.00	10-1-2047	4,000,000	4,882,490
Housing revenue: 0.70%
Kentucky Housing Corporation Beecher Phase I Project	2.00	3-1-2022	5,500,000	5,516,129
Kentucky Housing Corporation MFHR Chapel House Apartments Project øø	0.80	9-1-2022	3,070,000	3,082,029
Kentucky Housing Corporation MFHR City View Park Project	1.16	2-1-2023	9,000,000	9,052,783
				17,650,941
Utilities revenue: 1.68%
Kentucky Public Energy Authority Gas Supply Series B	4.00	1-1-2049	26,085,000	28,973,011
Louisville & Jefferson Counties KY Metro Government PCR Series B	1.35	11-1-2027	7,500,000	7,566,426
Trimble County KY PCR Refunding Bonds Louisville Gas and Electric Company	1.30	9-1-2044	6,000,000	6,050,919
				42,590,356
				65,662,546
Louisiana: 1.30%
Health revenue: 0.29%
Louisiana Public Facilities Authority Hospital Revenue Louisiana Childrens Medical Center Project	5.00	6-1-2045	6,695,000	7,279,480
Industrial development revenue: 0.59%
St John Baptist Parish LA Marathon Oil Corporation Project	2.10	6-1-2037	14,450,000	14,952,932
Miscellaneous revenue: 0.20%
Louisiana Local Government Environmental Facilities and Community Development Authority Subordinated Lien East Baton Rouge øø	0.88	2-1-2046	5,000,000	5,013,225
Tax revenue: 0.03%
Louisiana Regional Transit Authority CAB (NPFGC Insured) ¤	0.00	12-1-2021	695,000	694,282
Utilities revenue: 0.15%
Lafayette LA Refunding Bond	5.00	11-1-2023	3,680,000	3,914,974
The accompanying notes are an integral part of these financial statements.

25  |  Wells Fargo Short-Term Municipal Bond Fund

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Water & sewer revenue: 0.04%
East Baton Rouge LA Refunding Bonds Multi Modal Series A	1.30%	2-1-2041	$ 1,000,000	$ 1,024,721
				32,879,614
Maine: 0.08%
Education revenue: 0.02%
Maine Finance Authority Supplemental Education Loan Program Class A Series A-1 (AGM Insured)	5.00	12-1-2025	425,000	494,761
Health revenue: 0.06%
Maine Health & HEFAR Series 200A	5.00	7-1-2026	500,000	605,419
Maine Health & Higher Educational Facilities Authority Series A	5.00	7-1-2025	800,000	934,484
				1,539,903
				2,034,664
Maryland: 1.19%
Housing revenue: 0.53%
Maryland CDA Department of Housing & Community Multifamily Development Orchard Mews	2.06	9-1-2021	5,500,000	5,516,578
Maryland CDA Department of Housing & Community Multifamily Development Park View	1.75	2-1-2022	7,700,000	7,757,112
				13,273,690
Transportation revenue: 0.12%
Maryland Transportation Authority Refunding Bond AMT	5.00	3-1-2022	2,995,000	3,087,868
Utilities revenue: 0.54%
Maryland Economic Development Corporation PCR Potomac Electric Power Company Project	1.70	9-1-2022	13,500,000	13,707,378
				30,068,936
Massachusetts: 2.69%
Education revenue: 0.29%
Massachusetts Development Finance Agency Lasell University Series 2021	4.00	7-1-2027	250,000	291,333
Massachusetts Development Finance Agency Lasell University Series 2021	4.00	7-1-2028	330,000	389,409
Massachusetts Educational Financing Authority AMT Issue I Series 2015A	5.00	1-1-2022	4,115,000	4,212,927
Massachusetts Educational Financing Authority AMT Issue J Series 2012	5.00	7-1-2021	1,280,000	1,280,000
Massachusetts Educational Financing Authority AMT Issue K Series 2017A	5.00	7-1-2022	1,000,000	1,047,596
				7,221,265
Health revenue: 0.68%
Massachusetts Development Finance Agency Partners Healthcare System Series S-3 (SIFMA Municipal Swap +0.50%) ±	0.53	7-1-2038	5,000,000	5,018,092
The accompanying notes are an integral part of these financial statements.

Wells Fargo Short-Term Municipal Bond Fund  |  26

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Health revenue (continued)
Massachusetts Development Finance Agency Partners Healthcare System Series S-5 (SIFMA Municipal Swap +0.42%) ±	0.45%	7-1-2044	$11,230,000	$ 11,233,309
Massachusetts Development Finance Agency Wellforce Issue Series C (AGM Insured)	5.00	10-1-2026	300,000	361,731
Massachusetts Development Finance Agency Wellforce Issue Series C (AGM Insured)	5.00	10-1-2027	410,000	506,711
				17,119,843
Housing revenue: 0.14%
Massachusetts HFA Construction Loan Notes Series B	2.05	12-1-2021	3,635,000	3,638,024
Miscellaneous revenue: 0.98%
Massachusetts Consolidated Loan Subordinate Bond Series D-2 øø	1.70	8-1-2043	24,550,000	24,951,935
Tax revenue: 0.11%
Massachusetts Bay Transportation Authority Series B Subseries B-1	5.00	7-1-2025	2,300,000	2,716,561
Transportation revenue: 0.49%
Massachusetts Department of Transportation Refunding Bond	5.00	1-1-2039	11,685,000	12,517,776
				68,165,404
Michigan: 1.69%
Education revenue: 0.06%
Lake Superior State University MI Board of Trustees Series 2021 (AGM Insured) %%	4.00	11-15-2026	390,000	450,651
Lake Superior State University MI Board of Trustees Series 2021 (AGM Insured) %%	4.00	11-15-2027	405,000	475,175
Lake Superior State University MI Board of Trustees Series 2021 (AGM Insured) %%	4.00	11-15-2028	405,000	480,789
				1,406,615
GO revenue: 0.04%
Allendale MI Public School District Series A (Qualified School Board Loan Fund Insured)	3.00	11-1-2021	895,000	903,369
Health revenue: 0.59%
Kalamazoo MI Economic Development Corporation Series 2020B-2	2.63	5-15-2025	1,150,000	1,154,221
Michigan Finance Authority Bronson Healthcare Group Series B & C	3.75	11-15-2049	7,600,000	8,651,034
Michigan Finance Authority Crittenden Hospital Medical Center Series A	4.13	6-1-2032	4,290,000	4,444,465
Michigan Strategic Limited Obligation Refunding Bond Holland Home Project	4.00	11-15-2024	580,000	631,255
				14,880,975
Industrial development revenue: 0.79%
Michigan Strategic Limited Obligation Consumers Energy Company Project	1.80	10-1-2049	19,500,000	20,146,372
The accompanying notes are an integral part of these financial statements.

27  |  Wells Fargo Short-Term Municipal Bond Fund

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Miscellaneous revenue: 0.09%
Michigan Finance Authority Local Government Loan Program Series 2014H-1	5.00%	10-1-2022	$ 1,075,000	$ 1,087,828
Michigan Finance Authority Senior Lien Distributable State Aid Charter County of Wayne Criminal Justice Center Project	5.00	11-1-2022	1,150,000	1,219,925
				2,307,753
Water & sewer revenue: 0.12%
Michigan Finance Authority Refunding Bond Second Lien Detroit Water & Sewer Series C-7 (NPFGC Insured)	5.00	7-1-2021	3,095,000	3,095,000
				42,740,084
Minnesota: 0.83%
GO revenue: 0.16%
Hastings MN Independent School District #200 Series A (State School District Credit Program Insured) ¤	0.00	2-1-2023	815,000	811,118
Hastings MN Independent School District #200 Series A (State School District Credit Program Insured) ¤	0.00	2-1-2024	1,015,000	1,002,609
JPMorgan Chase Puttable Tax-Exempt Receipts Trust Series 5027 (JPMorgan Chase & Company LIQ) 144Aø	0.20	12-1-2024	2,300,000	2,300,000
				4,113,727
Housing revenue: 0.63%
Brooklyn Center MN MFHR Development Sonder House Apartments Project	1.35	1-1-2037	2,355,000	2,357,085
Dakota County MN Community Development Agency Senior MFHR West St. Paul Apartments Project Series B	3.80	7-1-2022	2,710,000	2,709,383
Minnesota HFA Series D (SIFMA Municipal Swap +0.43%)(GNMA/FNMA/FHLMC Insured) ±	0.46	1-1-2045	10,830,000	10,857,371
				15,923,839
Miscellaneous revenue: 0.04%
Duluth MN Independent School District Certificate of Participation Series B (State School District Credit Program Insured)	5.00	2-1-2024	425,000	470,538
Duluth MN Independent School District Certificate of Participation Series B (State School District Credit Program Insured)	5.00	2-1-2025	375,000	428,958
				899,496
				20,937,062
Mississippi: 0.52%
Health revenue: 0.23%
Mississippi Hospital Equipment & Facilities Authority Baptist Memorial Health Care Project øø	0.65	9-1-2036	3,000,000	3,000,295
Mississippi Hospital Equipment & Facilities Authority Baptist Memorial Health Care Project	5.00	9-1-2044	2,500,000	2,865,957
				5,866,252
The accompanying notes are an integral part of these financial statements.

Wells Fargo Short-Term Municipal Bond Fund  |  28

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Industrial development revenue: 0.02%
Mississippi Business Finance Corporation Solid Waste Disposal Facilities Mississippi Power Company Project ø	0.06%	5-1-2028	$ 520,000	$ 520,000
Utilities revenue: 0.27%
Mississippi Business Finance Corporation Mississippi Power Company Project Series 2010	2.75	12-1-2040	6,750,000	6,819,955
				13,206,207
Missouri: 1.33%
GO revenue: 0.20%
St. Louis MO Special Administrative Board The Transitional School Direct Deposit Program	4.00	4-1-2022	5,030,000	5,176,136
Health revenue: 0.17%
Residual Interest Bond Floater Trust Various States Certificate 2019-016 (Barclays Bank plc LOC, Barclays Bank plc LIQ) 144Aø	0.07	6-1-2045	4,200,000	4,200,000
Industrial development revenue: 0.95%
Missouri Environmental Improvement and Energy Resources Authority Kansas City Power and Light Company Project	2.75	5-1-2038	23,400,000	23,964,930
Tax revenue: 0.01%
Arnold MO Real Property Arnold Triangle Redevelopment Project Series A	3.75	5-1-2023	270,000	275,023
				33,616,089
Nebraska: 0.75%
Health revenue: 0.15%
Douglas County NE Hospital Authority Children's Hospital Obligated Group Series B	5.00	11-15-2053	3,250,000	3,823,769
Utilities revenue: 0.60%
Central Plains Energy Project Nebraska Refunding Bond Project #3 Series 2012	5.00	9-1-2042	1,075,000	1,133,448
Tender Option Bond Trust Receipts/Certificates Series 2016 XF1053 (Deutsche Bank LIQ) 144Aø	0.10	2-1-2049	14,000,000	14,000,000
				15,133,448
				18,957,217
Nevada: 0.43%
GO revenue: 0.33%
Clark County NV School District Series B (AGM Insured)	5.00	6-15-2027	5,000,000	6,228,225
Clark County NV School District Series C	5.00	6-15-2022	2,000,000	2,091,347
				8,319,572
The accompanying notes are an integral part of these financial statements.

29  |  Wells Fargo Short-Term Municipal Bond Fund

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Utilities revenue: 0.10%
Washoe County NV Sierra Pacific Power Series B	3.00%	3-1-2036	$ 560,000	$ 573,792
Washoe County NV Water Facility Refunding Bond Series F	2.05	3-1-2036	2,000,000	2,026,678
				2,600,470
				10,920,042
New Jersey: 5.67%
Airport revenue: 0.29%
New Jersey EDA Refunding Bond Port Newark Container Terminal LLC Project	5.00	10-1-2021	1,500,000	1,515,772
New Jersey EDA Refunding Bond Port Newark Container Terminal LLC Project	5.00	10-1-2022	1,755,000	1,845,596
New Jersey EDA Refunding Bond Port Newark Container Terminal LLC Project	5.00	10-1-2023	1,500,000	1,635,436
New Jersey EDA Refunding Bond Port Newark Container Terminal LLC Project	5.00	10-1-2024	2,000,000	2,252,893
				7,249,697
Education revenue: 0.04%
New Jersey Higher Education Assistance Authority Student Loan Series 2011-1	5.50	12-1-2021	1,000,000	1,021,367
GO revenue: 0.65%
New Jersey Economic Development Authority Series G 144A	5.25	9-1-2023	15,000,000	16,578,327
Housing revenue: 1.31%
New Jersey Housing & Mortgage Finance Agency MFHR Series A	2.00	11-1-2021	325,000	326,814
New Jersey Housing & Mortgage Finance Agency Single Family Housing Revenue Series B	2.60	10-1-2021	5,315,000	5,342,268
New Jersey Housing & Mortgage Finance Agency Single Family Housing Revenue Series B	2.70	4-1-2022	5,425,000	5,504,092
New Jersey Housing & Mortgage Finance Agency Single Family Housing Revenue Series B	2.80	10-1-2022	5,065,000	5,185,377
New Jersey Housing & Mortgage Finance Agency Single Family Housing Revenue Series B	2.90	4-1-2023	5,590,000	5,778,502
New Jersey Housing & Mortgage Finance Agency Single Family Housing Revenue Series B	2.95	10-1-2023	5,230,000	5,452,020
New Jersey Housing & Mortgage Finance Agency Single Family Housing Revenue Series B	3.10	4-1-2024	2,475,000	2,606,290
New Jersey Housing & Mortgage Finance Agency Single Family Housing Revenue Series B	3.25	4-1-2025	2,815,000	3,010,171
				33,205,534
Miscellaneous revenue: 2.42%
New Jersey EDA School Facilities Construction Bond Series DDD	5.00	6-15-2023	3,000,000	3,276,971
New Jersey EDA School Facilities Construction Bond Series DDD	5.00	6-15-2024	2,605,000	2,953,251
New Jersey EDA School Facilities Construction Bond Series K (NPFGC Insured)	5.25	12-15-2021	1,040,000	1,063,424
New Jersey EDA School Facilities Construction Bond Series NN	5.00	3-1-2022	405,000	417,727
The accompanying notes are an integral part of these financial statements.

Wells Fargo Short-Term Municipal Bond Fund  |  30

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Miscellaneous revenue (continued)
New Jersey EDA School Facilities Construction Refunding Bond Series XX	5.00%	6-15-2022	$ 7,500,000	$ 7,837,382
New Jersey EDA Series BBB	5.00	6-15-2022	6,000,000	6,269,905
New Jersey EDA Series BBB	5.00	6-15-2023	4,000,000	4,369,295
New Jersey EDA Transportation Project New Jersey Transit Corporation Project Series B	5.00	11-1-2021	2,490,000	2,528,889
New Jersey EDA Transportation Project New Jersey Transit Corporation Project Series B	5.00	11-1-2022	26,000,000	27,631,295
Tender Option Bond Trust Receipts/Certificates Series 2018-XF2525 (Barclays Bank plc LOC, Barclays Bank plc LIQ) 144Aø	0.06	6-15-2047	5,000,000	5,000,000
				61,348,139
Tax revenue: 0.10%
New Jersey COVID-19 Emergency Series A	5.00	6-1-2027	2,000,000	2,483,546
Transportation revenue: 0.86%
New Jersey Turnpike Authority Series C-6 (1 Month LIBOR +0.75%) ±	0.81	1-1-2030	21,820,000	21,915,292
				143,801,902
New Mexico: 0.02%
Health revenue: 0.02%
Santa Fe NM Retirement Facility El Castillo Retirement	2.25	5-15-2024	600,000	602,376
New York: 5.83%
Airport revenue: 0.42%
New York Transportation Development Corporation Terminal 4 John F. Kennedy International Airport Project Series 2020A	5.00	12-1-2026	490,000	597,442
New York Transportation Development Corporation Terminal 4 John F. Kennedy International Airport Project Series 2020A	5.00	12-1-2027	500,000	624,157
New York Transportation Development Corporation Terminal 4 John F. Kennedy International Airport Project Series 2020A	5.00	12-1-2028	500,000	636,382
New York Transportation Development Corporation Terminal 4 John F. Kennedy International Airport Project Series 2020A	5.00	12-1-2029	500,000	647,306
Port of New York & Port of New Jersey Authority Consolidated Bonds 185th Series AMT	5.00	9-1-2026	7,150,000	8,115,761
				10,621,048
Education revenue: 0.16%
Hempstead Town NY Local Development Corporation Education Revenue Refunding Bonds Academy Charter School Project	4.76	2-1-2027	1,925,000	2,020,824
Hempstead Town NY Local Development Corporation The Academy Charter School Project Series A	4.05	2-1-2031	1,000,000	1,024,903
St. Lawrence County NY Industrial Development Clarkson University Project Series B	1.55	9-1-2042	1,000,000	1,004,422
				4,050,149
The accompanying notes are an integral part of these financial statements.

31  |  Wells Fargo Short-Term Municipal Bond Fund

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
GO revenue: 0.73%
Oyster Bay NY BAN Series C	4.00%	8-27-2021	$ 3,000,000	$ 3,017,386
Poughkeepsie Dutchess County NY Public Improvement Refunding Bond	4.00	4-15-2027	480,000	526,391
Suffolk County NY Tax Anticipation Notes Series I	2.00	7-22-2021	15,000,000	15,015,521
				18,559,298
Health revenue: 0.29%
Broome County NY Local Development Corporation Series 2020 (AGM Insured)	5.00	4-1-2026	500,000	600,446
Broome County NY Local Development Corporation Series 2020 (AGM Insured)	5.00	4-1-2027	950,000	1,171,507
New York Dormitory Authority Montefiore Obligated Group Series 2018A	5.00	8-1-2026	1,000,000	1,202,662
New York Dormitory Authority Non State Supported Debt Northwell Health	5.00	5-1-2048	4,000,000	4,429,164
				7,403,779
Housing revenue: 0.11%
New York NY Housing Development Corporation MFHR AMT Sustainable Neighborhood	1.75	11-1-2023	400,000	410,706
New York NY Housing Development Corporation MFHR AMT Sustainable Neighborhood	1.80	5-1-2024	400,000	412,979
New York NY Housing Development Corporation MFHR AMT Sustainable Neighborhood	1.85	11-1-2024	400,000	415,156
New York NY Housing Development Corporation MFHR AMT Sustainable Neighborhood	1.90	5-1-2025	515,000	536,011
New York NY Housing Development Corporation MFHR AMT Sustainable Neighborhood	1.95	11-1-2025	520,000	542,606
New York NY Housing Development Corporation MFHR AMT Sustainable Neighborhood	2.00	5-1-2026	535,000	559,380
				2,876,838
Industrial development revenue: 1.36%
New York Transportation Development Corporation Special Facilities Revenue Delta Airlines Incorporated LaGuardia Airport Terminals C&D Redevelopment Project	5.00	1-1-2024	7,205,000	7,999,107
New York Transportation Development Corporation Special Facilities Revenue Delta Airlines Incorporated LaGuardia Airport Termnials C&D Redevelopment Project	5.00	1-1-2025	22,925,000	26,334,188
				34,333,295
Miscellaneous revenue: 0.07%
Public Housing Capital Fund Trust I (Department of Housing and Urban Development Insured) 144A	4.50	7-1-2022	1,599,976	1,614,507
Public Housing Capital Fund Trust II (Department of Housing and Urban Development Insured) 144A	4.50	7-1-2022	249,813	249,726
				1,864,233
The accompanying notes are an integral part of these financial statements.

Wells Fargo Short-Term Municipal Bond Fund  |  32

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Tax revenue: 0.62%
New York Metropolitan Transportation Authority Subordinate Bond Series A2A (SIFMA Municipal Swap +0.45%) ±	0.48%	11-1-2026	$ 5,960,000	$ 5,959,625
New York NY Transitional Finance Authority Subordinate Bond Series 1-B (SIFMA Municipal Swap +0.80%) ±	0.83	11-1-2022	9,715,000	9,741,549
				15,701,174
Transportation revenue: 1.71%
New York Metropolitan Transportation Authority BAN	4.00	2-1-2022	9,600,000	9,807,288
New York Metropolitan Transportation Authority BAN	5.00	2-1-2023	10,400,000	11,159,868
New York Metropolitan Transportation Authority Subordinate Bond Series D2 (SIFMA Municipal Swap +0.45%) ±	0.48	11-15-2044	22,545,000	22,437,938
				43,405,094
Utilities revenue: 0.25%
Long Island NY Power Authority Electric System General Series B	1.65	9-1-2049	6,000,000	6,191,273
Water & sewer revenue: 0.11%
New York City Municipal Water Finance Authority Water & Sewer System Series DD	5.00	6-15-2026	2,225,000	2,712,415
				147,718,596
North Carolina: 0.44%
Health revenue: 0.40%
Charlotte-Mecklenburg NC Hospital Authority Atrium Health Series B	5.00	1-15-2048	7,000,000	7,217,580
North Carolina Medical Care Commission Health Care Facilities First Mortgage Lutheran Services Series A	5.00	3-1-2026	245,000	283,482
North Carolina Medical Care Commission Health Care Facilities First Mortgage Lutheran Services Series A	5.00	3-1-2027	295,000	347,872
North Carolina Medical Care Commission Health Care Facilities First Mortgage Lutheran Services Series A	5.00	3-1-2028	305,000	365,178
North Carolina Medical Care Commission Retirement Facilities Entrance Fee Series 2020B-2	2.30	9-1-2025	1,250,000	1,268,457
North Carolina Medical Care Commission Retirement Facilities First Mortgage Series 2020B-2	2.50	10-1-2024	740,000	745,414
				10,227,983
Industrial development revenue: 0.04%
Columbus County NC Industrial Facilities & PCFA Environmental Improvement Revenue Refunding Bond International Paper Company Project Series A	2.00	11-1-2033	1,000,000	1,049,576
				11,277,559
Ohio: 2.44%
Health revenue: 0.76%
Hamilton County OH Hospital Facilities Trihealth Incorporated Obligated Group Project (JPMorgan Chase & Company SPA) ø	0.04	8-15-2051	15,000,000	15,000,000
Hamilton County OH Hospital Facilities UC Health Series 2020	5.00	9-15-2026	655,000	794,408
The accompanying notes are an integral part of these financial statements.

33  |  Wells Fargo Short-Term Municipal Bond Fund

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Health revenue (continued)
Ohio Hospital Revenue Bonds Series 2020	5.00%	11-15-2025	$ 265,000	$ 311,843
Ohio Hospital University Hospital Health System Series B	5.00	1-15-2050	2,820,000	3,253,337
				19,359,588
Industrial development revenue: 0.16%
Ohio Air Quality Development Authority Ohio Valley Electric Corporation Series A	2.88	2-1-2026	3,750,000	3,968,528
Miscellaneous revenue: 0.05%
Ohio Portsmouth Bypass Project	5.00	12-31-2021	1,205,000	1,233,064
Resource recovery revenue: 0.49%
Ohio Air Quality Development Authority Refunding Bond American Electric Power Company Project	1.90	5-1-2026	12,000,000	12,481,004
Utilities revenue: 0.98%
American Municipal Power Ohio Incorporated Hydroelectric Projects Series A	5.00	2-15-2025	1,200,000	1,394,304
American Municipal Power Ohio Incorporated Hydroelectric Projects Series A	5.00	2-15-2026	1,500,000	1,796,679
American Municipal Power Ohio Incorporated Hydroelectric Projects Series A	5.00	2-15-2027	1,600,000	1,967,349
American Municipal Power Ohio Incorporated Prairie Energy Campus	2.30	2-15-2038	8,825,000	8,846,164
Lancaster OH Port Authority Gas Supply (Royal Bank of Canada LIQ)	5.00	8-1-2049	9,500,000	10,941,092
				24,945,588
				61,987,772
Oklahoma: 1.13%
Education revenue: 0.02%
Oklahoma Development Finance Authority Refunding Bond Oklahoma City University Project	4.00	8-1-2022	535,000	553,247
GO revenue: 0.27%
Oklahoma County OK Independent School District #52 Series A	3.00	1-1-2022	3,535,000	3,584,720
Oklahoma County OK Independent School District #52 Series A	3.00	1-1-2023	3,135,000	3,266,692
				6,851,412
Health revenue: 0.15%
Oklahoma Development Finance Authority Health System Revenue ø	0.12	8-15-2031	2,000,000	2,000,000
Oklahoma Development Finance Authority Oklahoma University Medicine Project Series B	5.00	8-15-2022	500,000	523,501
Oklahoma Development Finance Authority Oklahoma University Medicine Project Series B	5.00	8-15-2023	500,000	543,807
Oklahoma Development Finance Authority Oklahoma University Medicine Project Series B	5.00	8-15-2024	600,000	675,056
				3,742,364
The accompanying notes are an integral part of these financial statements.

Wells Fargo Short-Term Municipal Bond Fund  |  34

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Miscellaneous revenue: 0.69%
Blaine County OK Educational Facilities Authority Watonga Public Schools Project	5.00%	12-1-2021	$ 945,000	$ 963,320
Grady County OK School Finance Authority Tuttle Public School Project	5.00	9-1-2021	1,065,000	1,073,175
Kay County OK Public Buildings Authority	2.25	4-1-2024	720,000	737,352
Kay County OK Public Buildings Authority	2.25	4-1-2025	735,000	755,925
Kay County OK Public Buildings Authority	2.38	4-1-2026	750,000	774,689
Kingfisher OK Special Projects Authority Educational Facilities Kingfisher Public Schools Project	4.00	3-1-2026	2,005,000	2,289,087
Oklahoma County OK Finance Authority Educational Facilities Jones Public Schools Project	4.00	9-1-2025	550,000	615,104
Oklahoma County OK Finance Authority Educational Facilities Jones Public Schools Project	4.00	9-1-2026	590,000	672,514
Ottawa County OK Educational Facilities Authority Educational Facilities Lease Miami Public Schools Project	5.00	9-1-2023	830,000	906,970
Ottawa County OK Educational Facilities Authority Educational Facilities Lease Miami Public Schools Project	5.00	9-1-2024	1,080,000	1,220,791
Ottawa County OK Educational Facilities Authority Educational Facilities Lease Miami Public Schools Project	5.00	9-1-2025	930,000	1,082,801
Tulsa County OK Industrial Authority Educational Broken Arrow Public Schools Project	5.00	9-1-2025	3,000,000	3,299,390
Wagoner County OK School Development Authority Wagoner Public Schools Project	4.00	9-1-2025	1,255,000	1,398,671
Weatherford OK Industrial Trust Educational Facilities Lease Weatherford Public Schools Project	5.00	3-1-2027	1,475,000	1,784,023
				17,573,812
				28,720,835
Oregon: 0.10%
Airport revenue: 0.06%
Port of Portland OR International Airport Series C	5.00	7-1-2026	1,240,000	1,491,966
GO revenue: 0.04%
Port of Morrow County OR Full Faith Refunding Bond Series A	4.00	6-1-2026	345,000	394,865
Port of Morrow County OR Full Faith Refunding Bond Series A	4.00	6-1-2027	535,000	622,085
				1,016,950
				2,508,916
Other: 0.60%
Miscellaneous revenue: 0.60%
FHLMC Multiclass Mortgage Certificate of Participation Series M012 Class A1A øø	1.60	8-15-2051	2,668,626	2,695,266
FHLMC Multiclass Mortgage Certificate of Participation Series M012 Class A1B1 øø	2.25	8-15-2051	12,342,394	12,541,826
				15,237,092
The accompanying notes are an integral part of these financial statements.

35  |  Wells Fargo Short-Term Municipal Bond Fund

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Pennsylvania: 6.16%
Airport revenue: 0.67%
Philadelphia PA Airport Revenue Refunding Bonds Series 2015A	5.00%	6-15-2023	$ 1,410,000	$ 1,536,406
Philadelphia PA Airport Revenue Refunding Bonds Series 2020A	5.00	7-1-2026	1,160,000	1,408,390
Philadelphia PA Airport Revenue Refunding Bonds Series 2020A	5.00	7-1-2027	1,400,000	1,744,110
Philadelphia PA Airport Revenue Refunding Bonds Series 2020C	5.00	7-1-2024	10,745,000	12,209,992
				16,898,898
Education revenue: 0.46%
Lehigh County PA General Purpose Authority (SIFMA Municipal Swap +0.58%) ±	0.61	11-1-2037	10,545,000	10,524,264
Pennsylvania Higher Education Assistance Agency Education Loan Series A	5.00	6-1-2026	500,000	593,818
Pennsylvania Higher Education Assistance Agency Education Loan Series A	5.00	6-1-2028	500,000	617,367
				11,735,449
GO revenue: 1.28%
Albert Gallatin PA School District Series A (AGM Insured)	4.00	9-1-2025	1,130,000	1,275,579
Albert Gallatin PA School District Series B (AGM Insured)	4.00	9-1-2025	350,000	395,091
Butler PA Area School District (AGM Insured)	5.00	10-1-2023	1,280,000	1,407,829
Butler PA Area School District (AGM Insured)	5.00	10-1-2024	2,965,000	3,380,050
Butler PA Area School District (AGM Insured)	5.00	10-1-2025	4,695,000	5,522,362
Coatesville PA Area School District (AGM Insured)	5.00	8-1-2023	1,000,000	1,095,492
Laurel PA Highlands School District Series A (BAM Insured)	4.00	2-1-2027	1,325,000	1,516,441
Penn Hills PA School District (BAM Insured)	5.00	11-15-2021	1,275,000	1,296,533
Peoria PA GO Series 2016B	5.00	1-1-2023	715,000	763,390
Philadelphia PA School District Refunding Bond	5.00	9-1-2023	4,500,000	4,947,027
Philadelphia PA School District Series A	5.00	9-1-2022	1,000,000	1,054,974
Philadelphia PA School District Series A	5.00	9-1-2024	800,000	913,200
Philadelphia PA School District Series D	5.00	9-1-2021	1,750,000	1,763,580
Philadelphia PA School District Series F	5.00	9-1-2021	3,885,000	3,915,148
Scranton PA School District Series A	5.00	6-1-2022	730,000	759,438
Scranton PA School District Series A	5.00	6-1-2023	835,000	904,714
Scranton PA School District Series B (NPFGC Insured)	5.00	6-1-2022	870,000	905,083
Scranton PA School District Series B (NPFGC Insured)	5.00	6-1-2023	615,000	666,346
				32,482,277
Health revenue: 1.27%
Berks County PA IDA Health System Tower Health Project	5.00	11-1-2023	1,000,000	1,057,579
Berks County PA IDA Health System Tower Health Project	5.00	11-1-2024	1,000,000	1,077,155
Franklin County PA IDA Menno-Haven Incorporated Project	5.00	12-1-2021	230,000	233,151
Geisinger Authority PA Health System Series B	5.00	4-1-2043	10,000,000	12,139,690
Montgomery County PA Higher Education & Health Authority Thomas Jefferson University Series A	5.00	9-1-2023	1,050,000	1,151,191
Montgomery County PA Higher Education & Health Authority Thomas Jefferson University Series C (SIFMA Municipal Swap +0.72%) ±	0.75	9-1-2051	10,000,000	10,000,400
The accompanying notes are an integral part of these financial statements.

Wells Fargo Short-Term Municipal Bond Fund  |  36

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Health revenue (continued)
Philadelphia PA Hospitals & HEFAR Temple University Health System	5.00%	7-1-2021	$ 1,250,000	$ 1,250,000
Philadelphia PA Hospitals & HEFAR Temple University Health System	5.00	7-1-2022	2,000,000	2,075,736
Quakertown PA Health Facilities Authority Series A	3.13	7-1-2021	3,250,000	3,250,000
				32,234,902
Housing revenue: 1.24%
Pennsylvania HFA Limited Norris Homes Phase V	1.40	1-1-2043	10,000,000	10,144,754
Pennsylvania HFA Single Family Series 125A	2.38	10-1-2025	14,160,000	14,603,354
Pennsylvania HFA Single Family Series 128A	4.75	4-1-2033	5,995,000	6,572,516
				31,320,624
Industrial development revenue: 0.16%
Lehigh County PA IDA Electric Utilities Corporation Series B	1.80	2-15-2027	2,500,000	2,540,343
Pennsylvania EDFA Bridges Finco LP	5.00	12-31-2021	1,525,000	1,559,819
				4,100,162
Miscellaneous revenue: 0.63%
Bethlehem PA Area School District Authority Bethlehem Area School District Refunding Bond Project (1 Month LIBOR +0.49%) ±	0.55	1-1-2030	4,960,000	4,959,916
Butler County PA General Authority Hampton Township School District Project Series 2007 (AGM Insured, PNC Bank NA SPA) ø	0.06	9-1-2027	265,000	265,000
Delaware County PA Authority Neumann University	4.00	10-1-2021	695,000	700,615
Delaware Valley PA Regional Finance Authority Local Government Series D (TD Bank NA LOC) ø	0.03	11-1-2055	1,000,000	1,000,000
Pennsylvania EDFA Sewage Sludge Disposal Series 2020	3.00	1-1-2025	505,000	540,407
Pennsylvania EDFA Sewage Sludge Disposal Series 2020	4.00	1-1-2026	615,000	694,131
Pittsburgh & Allegheny Counties PA Sports & Exhibition Authority Series 2020 (AGM Insured)	4.00	2-1-2024	1,700,000	1,858,497
Pittsburgh & Allegheny Counties PA Sports & Exhibition Authority Series 2020 (AGM Insured)	5.00	2-1-2026	2,000,000	2,397,811
Scranton PA RDA Series A (Municipal Government Guaranty Insured)	5.00	11-15-2021	905,000	909,876
State Public School Building Authority Prerefunded Bond Series A (AGM Insured)	5.00	12-1-2023	375,000	417,358
State Public School Building Authority Prerefunded Bond Series A (AGM Insured)	5.00	12-1-2023	2,130,000	2,341,277
				16,084,888
Resource recovery revenue: 0.20%
Pennsylvania EDFA Solid Waste Disposal Waste Management Incorporated Project øø	0.20	8-1-2045	5,000,000	5,000,006
Transportation revenue: 0.19%
Lancaster PA Parking Authority Series A (BAM Insured)	4.00	9-1-2025	530,000	595,963
Lancaster PA Parking Authority Series A (BAM Insured)	4.00	9-1-2026	545,000	625,640
Pennsylvania Turnpike Commission Series B (SIFMA Municipal Swap +0.70%) ±	0.73	12-1-2023	2,880,000	2,896,405
The accompanying notes are an integral part of these financial statements.

37  |  Wells Fargo Short-Term Municipal Bond Fund

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Transportation revenue (continued)
Pennsylvania Turnpike Commission Turpike Series B 2020	5.00%	12-1-2025	$ 300,000	$ 359,399
Pennsylvania Turnpike Commission Turpike Series B 2020	5.00	12-1-2026	350,000	431,334
				4,908,741
Water & sewer revenue: 0.06%
Allegheny County PA Sanitary Authority Sewer Revenue Series A 2020	5.00	6-1-2026	850,000	1,026,704
Allegheny County PA Sanitary Authority Sewer Revenue Series A 2020	5.00	6-1-2027	300,000	371,163
				1,397,867
				156,163,814
Rhode Island: 0.39%
Education revenue: 0.05%
Rhode Island Student Loan Authority AMT Series A	5.00	12-1-2023	1,175,000	1,300,203
Miscellaneous revenue: 0.34%
Rhode Island & Providence Plantations Consolidated Capital Development Series A	5.00	8-1-2023	8,045,000	8,467,007
				9,767,210
South Carolina: 0.92%
Health revenue: 0.45%
South Carolina Jobs EDA Prisma Health Obligated Group Series C ø	0.12	5-1-2048	11,450,000	11,450,000
Miscellaneous revenue: 0.25%
South Carolina Transportation Infrastructure Bank Refunding Bond Series B (1 Month LIBOR +0.45%) ±	0.51	10-1-2031	6,425,000	6,427,614
Utilities revenue: 0.22%
Piedmont SC Municipal Power Agency (NPFGC Insured)	5.38	1-1-2025	4,705,000	5,470,661
				23,348,275
Tennessee: 2.53%
Health revenue: 0.35%
Greeneville TN Health and Educational Ballad Health Series A	5.00	7-1-2023	1,600,000	1,744,620
Knox County TN Health Educational & Housing Facility University Health System Incorporate	5.00	4-1-2024	1,000,000	1,119,320
Tender Option Bond Trust Receipts/Certificates Series 2015-XF1023 (Barclays Bank plc LOC, Barclays Bank plc LIQ) 144Aøø	0.07	1-1-2045	5,910,000	5,910,000
				8,773,940
Housing revenue: 0.26%
Kingsport TN Housing & RDA Collateralized MFHR Series B	2.22	1-1-2022	6,700,000	6,700,000
Utilities revenue: 1.92%
Memphis TN Light, Gas & Water Division Series 2020A	5.00	12-1-2025	600,000	717,926
Memphis TN Light, Gas & Water Division Series 2020A	5.00	12-1-2026	600,000	740,149
The accompanying notes are an integral part of these financial statements.

Wells Fargo Short-Term Municipal Bond Fund  |  38

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Utilities revenue (continued)
Memphis TN Light, Gas & Water Division Series 2020A	5.00%	12-1-2027	$ 450,000	$ 570,056
Tennessee Energy Acquisition Corporation Gas Project	4.00	11-1-2049	7,500,000	8,489,286
Tennessee Energy Acquisition Corporation Series A	4.00	5-1-2048	35,840,000	38,049,737
				48,567,154
				64,041,094
Texas: 10.69%
Airport revenue: 0.93%
Dallas-Fort Worth TX International Airport Series A	5.00	11-1-2025	1,000,000	1,193,319
Dallas-Fort Worth TX International Airport Series B	5.00	11-1-2023	500,000	531,371
El Paso TX Airport Series 2018	5.00	8-15-2025	3,110,000	3,650,734
Houston TX Airport System Refunding Bond Subordinated Lien Bond Series 2020A	5.00	7-1-2026	1,000,000	1,206,466
Houston TX Airport System Refunding Bond Subordinated Lien Bond Series 2020A	5.00	7-1-2027	1,000,000	1,235,887
Houston TX Airport System Refunding Bond Subordinated Lien Bond Series 2020B	5.00	7-1-2026	1,500,000	1,825,320
Houston TX Airport System Refunding Bond Subordinated Lien Bond Series 2020B	5.00	7-1-2027	3,000,000	3,749,344
Houston TX Airport System Refunding Bond Subordinated Lien Bond Series A	5.00	7-1-2024	3,620,000	3,789,660
Houston TX Airport System Refunding Bond Subordinated Lien Bond Series B	5.00	7-1-2027	6,090,000	6,381,700
				23,563,801
Education revenue: 0.46%
Clifton TX Higher Education Finance Corporation Education International Leadership Series D	5.00	8-15-2021	665,000	668,687
Clifton TX Higher Education Finance Corporation Education International Leadership Series D	5.00	8-15-2022	1,000,000	1,051,092
Clifton TX Higher Education Finance Corporation Education International Leadership Series D	5.00	8-15-2023	1,510,000	1,653,069
Clifton TX Higher Education Finance Corporation Education International Leadership Series D	5.00	8-15-2024	3,125,000	3,544,083
Texas A&M University System Permanent University Series A	5.00	7-1-2021	4,870,000	4,870,000
				11,786,931
GO revenue: 4.95%
City of Port Arthur TX Jefferson and Orance Counties Series 2021 (BAM Insured)	5.00	2-15-2027	310,000	379,645
City of Port Arthur TX Jefferson and Orange Counties Combination Tax and Revenue Certificates of Obligation Series 2021 (BAM Insured)	5.00	2-15-2028	365,000	457,257
City of Port Arthur TX Jefferson and Orange Counties Series 2021 (BAM Insured)	5.00	2-15-2026	290,000	346,189
Cypress-Fairbanks TX Independent School District Series B-2	2.13	2-15-2040	17,000,000	17,039,353
Denton TX Independent School District School Building Series B	2.00	8-1-2044	4,070,000	4,270,761
Eanes TX Independent School District School Building Series B	1.75	8-1-2039	7,465,000	7,701,694
The accompanying notes are an integral part of these financial statements.

39  |  Wells Fargo Short-Term Municipal Bond Fund

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
GO revenue (continued)
Hays TX School District Unlimited Tax School Building Series B	2.70%	8-15-2042	$ 605,000	$ 620,869
Hays TX School District Unlimited Tax School Building Series B	2.70	8-15-2042	6,765,000	6,906,079
Houston TX Public Improvement Series A	5.00	3-1-2022	5,000,000	5,161,219
Houston TX Public Improvement Series A	5.00	3-1-2023	3,500,000	3,781,024
Lake Travis TX Independent School District Prefunded Bond Series B	2.63	2-15-2048	1,010,000	1,025,344
Lake Travis TX Independent School District Series 2018B	2.63	2-15-2048	2,125,000	2,153,286
Lake Travis TX Independent School District Series B	2.63	2-15-2048	5,145,000	5,223,842
Lake Travis TX Independent School District Unrefunded Bond Series B	2.63	2-15-2048	1,720,000	1,745,590
Leander TX Independent School District Refunding CAB ¤	0.00	8-15-2023	1,065,000	1,058,255
Mansfield TX Independent School District	2.50	8-1-2042	8,500,000	8,515,117
McAllen TX Independent School District Series A	5.00	2-15-2024	2,620,000	2,825,006
New Caney TX Independent School District School Building Bond	3.00	2-15-2050	1,100,000	1,103,770
North East TX Independent School District	2.20	8-1-2049	4,800,000	5,016,398
North East TX Independent School District	2.38	8-1-2047	7,135,000	7,306,914
Northside TX Independent School District School Building Bond Series 2012	1.75	6-1-2032	5,290,000	5,299,396
Northside TX Independent School District School Building Bond Series 2018	2.75	8-1-2048	20,305,000	21,285,206
Northside TX Independent School District School Building Bond Series 2020 øø	0.70	6-1-2050	5,000,000	5,018,197
Texas Transportation Commission Mobility Fund Series B (SIFMA Municipal Swap +0.30%) ±	0.33	10-1-2041	4,500,000	4,502,319
Tomball TX Independent School District Series B2	2.13	2-15-2039	6,750,000	6,766,459
				125,509,189
Health revenue: 0.43%
Harris County TX Cultural Education Facilities Finance Corporation Hospital Memorial Hermann Health System (SIFMA Municipal Swap +0.57%) ±	0.60	12-1-2049	11,000,000	10,954,285
Housing revenue: 0.52%
Dallas TX Housing Finance Corporation Multifamily Housing Estates at Shiloh	1.25	7-1-2037	7,000,000	7,133,448
Odessa TX Housing Finance Corporation Multifamily Housing Vera Odessa Apartments (FHA Insured) øø	0.35	9-1-2023	6,000,000	6,007,274
				13,140,722
Resource recovery revenue: 0.58%
Mission TX Economic Development Corporation Republic Services Incorporated Project øø	0.20	1-1-2026	6,500,000	6,500,007
Port Arthur TX Navigation District Jefferson County Environmental Facilities Motiva Enterprises LLC Project Series E ø	0.10	11-1-2040	8,100,000	8,100,000
				14,600,007
The accompanying notes are an integral part of these financial statements.

Wells Fargo Short-Term Municipal Bond Fund  |  40

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Transportation revenue: 0.36%
Central Texas Regional Mobility Authority Subordinate Bond	4.00%	1-1-2022	$ 6,000,000	$ 6,017,515
RBC Municipal Products Incorporated Trust Series E145 (Royal Bank of Canada LOC, Royal Bank of Canada LIQ) 144Aø	0.06	9-8-2021	3,000,000	3,000,000
				9,017,515
Utilities revenue: 1.70%
Lower Colorado River Authority Refunding Bond	5.00	5-15-2027	2,000,000	2,476,752
San Antonio TX Electric & Gas Revenue Various Refunding Bonds Junior Lien Series 2020	1.75	2-1-2049	11,500,000	12,037,741
San Antonio TX Electric & Gas Systems Junior Lien Refunding Bond Series 2015D	1.13	12-1-2045	10,000,000	10,146,511
San Antonio TX Electric & Gas Systems Junior Lien Refunding Bonds Series 2018	2.75	2-1-2048	6,000,000	6,204,143
Texas Municipal Gas Acquisition & Supply Corporation Series A (SIFMA Municipal Swap +0.55%) ±	0.58	9-15-2027	9,470,000	9,533,432
Texas Municipal Power Agency Transmission System Series 2021 (AGM Insured)	3.00	9-1-2026	950,000	1,058,609
Texas Municipal Power Agency Transmission System Series 2021 (AGM Insured)	3.00	9-1-2027	1,600,000	1,768,053
				43,225,241
Water & sewer revenue: 0.76%
San Antonio TX Water System Junior Lien Series A	2.63	5-1-2049	12,490,000	13,307,397
San Antonio TX Water System Junior Lien Series B	2.00	5-1-2044	5,930,000	6,061,162
				19,368,559
				271,166,250
Utah: 0.46%
Airport revenue: 0.33%
Salt Lake City UT International Airport Series A	5.00	7-1-2023	3,150,000	3,436,044
Salt Lake City UT International Airport Series A	5.00	7-1-2024	2,000,000	2,265,628
Salt Lake City UT International Airport Series A	5.00	7-1-2025	2,300,000	2,689,615
				8,391,287
Housing revenue: 0.12%
Utah Housing Corporation Multifamily Lincoln Tower Apartments Project	1.54	8-1-2022	3,000,000	3,003,068
Miscellaneous revenue: 0.01%
Utah Infrastructure Agency Telecommunications Bond	3.00	10-15-2026	310,000	341,962
				11,736,317
Vermont: 0.02%
Education revenue: 0.02%
Vermont Educational & Health Buildings Financing Agency Saint Michael's College Project	5.00	10-1-2026	575,000	604,695
The accompanying notes are an integral part of these financial statements.

41  |  Wells Fargo Short-Term Municipal Bond Fund

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Virginia: 2.68%
Education revenue: 0.04%
Virginia College Building Authority Educational Facilities Regent University Project Series 2021	5.00%	6-1-2026	$ 300,000	$ 358,674
Virginia College Building Authority Educational Facilities Regent University Project Series 2021	5.00	6-1-2027	275,000	336,501
Virginia College Building Authority Educational Facilities Regent University Project Series 2021	5.00	6-1-2028	300,000	374,224
				1,069,399
Health revenue: 0.18%
Lexington VA IDA Residential Care Facility Kendal at Lexington Refunding Bond	4.00	1-1-2022	525,000	532,265
Mizuho Floater/Residual Trust Tender Option Bond Series 2020-MIZ9025 (Mizuho Capital Markets LOC, Mizuho Capital Markets LIQ) 144Aø	0.11	11-1-2035	4,000,000	4,000,000
				4,532,265
Housing revenue: 0.55%
Spotsylvania County VA EDA Palmers Creek Apartments Project (FHA/GNMA Insured)	1.45	8-1-2022	13,700,000	13,790,594
Industrial development revenue: 0.13%
Peninsula VA Ports Authority Coal Terminal Refunding Bond Dominion Terminal Associates Project	1.70	10-1-2033	3,300,000	3,357,466
Miscellaneous revenue: 0.70%
Westmoreland County VA IDA Lease BAN High School Project	2.00	6-1-2022	17,510,000	17,639,648
Tax revenue: 0.06%
Marquis VA CDA CAB Series 2015 144A¤	0.00	9-1-2045	680,000	326,400
Marquis VA CDA CAB Series A	5.10	9-1-2036	2,169,000	1,075,994
Marquis VA CDA CAB Series C ¤	0.00	9-1-2041	3,493,000	207,231
				1,609,625
Transportation revenue: 0.68%
Chesapeake VA Bay Bridge & Tunnel District First Tier Generation Resolution	5.00	11-1-2023	14,115,000	15,615,468
Virginia Commonwealth Transportation Board Refunding Bond Series A	5.00	5-15-2023	1,500,000	1,635,942
				17,251,410
Utilities revenue: 0.34%
York County VA EDA PCR Virginia Electric and Power Company Project Series A	1.90	5-1-2033	8,500,000	8,707,408
				67,957,815
Washington: 3.81%
Airport revenue: 0.17%
Port of Seattle WA Refunding Bond Series B	5.00	8-1-2023	4,155,000	4,364,921
Education revenue: 0.82%
University of Washington Series A	5.00	5-1-2048	20,500,000	20,825,716
The accompanying notes are an integral part of these financial statements.

Wells Fargo Short-Term Municipal Bond Fund  |  42

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
GO revenue: 0.32%
Washington Refunding Bond	5.00%	6-1-2025	$ 1,000,000	$ 1,179,066
Washington Refunding Bond	5.00	6-1-2026	1,570,000	1,911,664
Washington Series A	5.00	8-1-2022	4,800,000	5,053,263
				8,143,993
Health revenue: 0.74%
Washington Health Care Facilities Authority CommonSpirit Health Series B1	5.00	8-1-2049	2,500,000	2,802,198
Washington Health Care Facilities Authority CommonSpirit Health Series B3	5.00	8-1-2049	4,000,000	4,793,122
Washington Health Care Facilities Authority Fred Hutchinson Cancer Research (1 Month LIBOR +1.10%) ±	1.16	1-1-2042	9,500,000	9,525,819
Washington Health Care Facilities Authority Seattle Cancer Care Alliance 144A	5.00	12-1-2025	275,000	328,119
Washington Health Care Facilities Authority Seattle Cancer Care Alliance 144A	5.00	12-1-2026	285,000	349,864
Washington Housing Finance Commission Nonprofit Housing Revenue Rockwood Retirement Communities 144A	3.00	7-1-2027	1,000,000	1,024,525
				18,823,647
Housing revenue: 0.29%
Snohomish County WA Housing Authority Carvel Apartments Project	5.00	4-1-2025	500,000	576,842
Snohomish County WA Housing Authority Carvel Apartments Project	5.00	4-1-2026	730,000	865,751
Washington Housing Finance Commission MFHR College Glen Apartments Project Series A (FHA Insured)	1.55	7-1-2022	5,880,000	5,919,169
				7,361,762
Miscellaneous revenue: 0.05%
FYI Properties Refunding Bond State of Washington District Project	5.00	6-1-2027	1,000,000	1,222,999
Utilities revenue: 1.42%
Seattle WA Municipal Light & Power Refunding Bond Series B-2 (SIFMA Municipal Swap +0.29%) ±	0.32	5-1-2045	12,635,000	12,635,656
Seattle WA Municipal Light & Power Refunding Bond Series C-1 (SIFMA Municipal Swap +0.49%) ±	0.52	11-1-2046	23,190,000	23,254,445
				35,890,101
				96,633,139
West Virginia: 0.42%
GO revenue: 0.08%
Berkeley County WV Board of Education Public School Series 2020	2.00	5-1-2023	1,000,000	1,032,086
Berkeley County WV Board of Education Public School Series 2020	2.00	5-1-2024	1,000,000	1,046,395
				2,078,481
The accompanying notes are an integral part of these financial statements.

43  |  Wells Fargo Short-Term Municipal Bond Fund

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Utilities revenue: 0.34%
West Virginia EDA Solid Waste Disposal Facilities Wheeling Power Company Mitchell Project Series A	3.00%	6-1-2037	$ 8,300,000	$ 8,470,959
				10,549,440
Wisconsin: 2.85%
Airport revenue: 0.07%
Wisconsin Airport Facilities PFA Senior Obligation Group Series B	5.00	7-1-2022	1,655,000	1,687,282
Education revenue: 0.03%
Wisconsin PFA Guilford College	5.00	1-1-2022	625,000	634,953
Health revenue: 2.02%
Wisconsin HEFA Advocate Aurora Health Credit Group Series B-3	5.00	8-15-2054	2,000,000	2,236,138
Wisconsin HEFA Advocate Aurora Health Credit Group Series B-4	5.00	8-15-2054	1,450,000	1,680,577
Wisconsin HEFA Advocate Aurora Health Credit Group Series C-4 (SIFMA Municipal Swap +0.65%) ±	0.68	8-15-2054	4,200,000	4,236,165
Wisconsin HEFA Ascension Health Alliance	5.00	11-15-2033	12,000,000	13,882,639
Wisconsin HEFA Beloit Health System Incorporated	5.00	7-1-2025	1,000,000	1,175,021
Wisconsin HEFA Beloit Health System Incorporated	5.00	7-1-2026	1,060,000	1,283,488
Wisconsin HEFA Marshfield Clinic Health System Incorporated	5.00	2-15-2052	3,000,000	3,400,092
Wisconsin HEFA Marshfield Clinic Health System Incorporated Series B2	5.00	2-15-2051	18,300,000	21,940,344
Wisconsin HEFA Marshfield Clinic Series 2012B	5.00	2-15-2026	630,000	644,924
Wisconsin HEFA St. Camillus Health System Incorporated	5.00	11-1-2024	155,000	166,636
Wisconsin HEFA St. Camillus Health System Incorporated	5.00	11-1-2025	245,000	267,771
Wisconsin HEFA St. Camillus Health System Incorporated	5.00	11-1-2026	355,000	393,040
				51,306,835
Miscellaneous revenue: 0.67%
Wisconsin State Refunding Bond Series A	5.00	5-1-2022	8,040,000	8,367,039
Wisconsin State Refunding Bond Series A	5.00	5-1-2023	8,015,000	8,714,160
				17,081,199
Water & sewer revenue: 0.06%
Clayton Town WI Water System and Sewer System Series C	2.00	6-1-2026	1,600,000	1,634,693
				72,344,962
Total Municipal obligations (Cost $2,438,114,250)				2,491,090,087

The accompanying notes are an integral part of these financial statements.

Wells Fargo Short-Term Municipal Bond Fund  |  44

Portfolio of investments—June 30, 2021

		Yield	Shares	Value
Short-term investments: 1.63%
Investment companies: 1.63%
Wells Fargo Municipal Cash Management Money Market Fund Institutional Class ♠∞##		0.01%	41,230,206	$ 41,242,575
Total Short-term investments (Cost $41,242,575)				41,242,575
Total investments in securities (Cost $2,503,756,825)	100.84%			2,556,732,662
Other assets and liabilities, net	(0.84)			(21,178,694)
Total net assets	100.00%			$2,535,553,968

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
ø	Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The maturity date shown represents the final maturity date of the security. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The rate shown is the rate in effect at period end.
±	Variable rate investment. The rate shown is the rate in effect at period end.
¤	The security is issued in zero coupon form with no periodic interest payments.
€	The security is an auction-rate security which has an interest rate that resets at predetermined short-term intervals through a Dutch auction. The rate shown is the rate in effect at period end.
øø	The interest rate is determined and reset by the issuer periodically depending upon the terms of the security. The rate shown is the rate in effect at period end.
##	All or a portion of this security is segregated for when-issued securities.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.
%%	The security is purchased on a when-issued basis.

Abbreviations:
AGM	Assured Guaranty Municipal
Ambac	Ambac Financial Group Incorporated
AMT	Alternative minimum tax
BAM	Build America Mutual Assurance Company
BAN	Bond anticipation notes
CAB	Capital appreciation bond
CDA	Community Development Authority
EDA	Economic Development Authority
EDFA	Economic Development Finance Authority
FHA	Federal Housing Administration
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
GO	General obligation
HCFR	Healthcare facilities revenue
HEFA	Health & Educational Facilities Authority
HEFAR	Higher Education Facilities Authority Revenue
HFA	Housing Finance Authority
IDA	Industrial Development Authority
LIBOR	London Interbank Offered Rate
LIQ	Liquidity agreement
LOC	Letter of credit
MFHR	Multifamily housing revenue
NPFGC	National Public Finance Guarantee Corporation
PCFA	Pollution Control Financing Authority
PCR	Pollution control revenue
PFA	Public Finance Authority
RDA	Redevelopment Authority
SIFMA	Securities Industry and Financial Markets Association
SPA	Standby purchase agreement
The accompanying notes are an integral part of these financial statements.

45  |  Wells Fargo Short-Term Municipal Bond Fund

Portfolio of investments—June 30, 2021

Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliates of the Fund at the beginning of the period or the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	% of net assets	Shares, end of period	Income from affiliated securities
Short-term investments
Investment companies
Wells Fargo Municipal Cash Management Money Market Fund Institutional Class	$5,068,712	$1,070,434,153	$(1,034,260,035)	$494	$(749)	$41,242,575	1.63%	41,230,206	$5,343
The accompanying notes are an integral part of these financial statements.

Wells Fargo Short-Term Municipal Bond Fund  |  46

Statement of assets and liabilities—June 30, 2021

Assets
Investments in unaffiliated securities, at value (cost $2,462,514,250)	$ 2,515,490,087
Investments in affiliated securites, at value (cost $41,242,575)	41,242,575
Receivable for interest	19,874,225
Receivable for investments sold	8,902,991
Receivable for Fund shares sold	1,841,211
Total assets	2,587,351,089
Liabilities
Payable for when-issued transactions	28,721,104
Payable for investments purchased	17,825,618
Payable for Fund shares redeemed	3,340,800
Management fee payable	560,722
Dividends payable	467,627
Administration fees payable	196,472
Distribution fee payable	4,200
Trustees’ fees and expenses payable	163
Accrued expenses and other liabilities	680,415
Total liabilities	51,797,121
Total net assets	$2,535,553,968
Net assets consist of
Paid-in capital	$ 2,535,717,135
Total distributable loss	(163,167)
Total net assets	$2,535,553,968
Computation of net asset value and offering price per share
Net assets – Class A	$ 685,618,418
Shares outstanding – Class A1	68,873,734
Net asset value per share – Class A	$9.95
Maximum offering price per share – Class A2	$10.15
Net assets – Class C	$ 6,961,881
Shares outstanding – Class C1	699,351
Net asset value per share – Class C	$9.95
Net assets – Class R6	$ 439,530,089
Shares outstanding – Class R6[1]	44,068,787
Net asset value per share – Class R6	$9.97
Net assets – Administrator Class	$ 12,906,473
Shares outstanding – Administrator Class[1]	1,295,729
Net asset value per share – Administrator Class	$9.96
Net assets – Institutional Class	$ 1,390,537,107
Shares outstanding – Institutional Class[1]	139,429,766
Net asset value per share – Institutional Class	$9.97
[1]	The Fund has an unlimited number of authorized shares
[2]	Maximum offering price is computed as 100/98 of net asset value. On investments of $100,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

47  |  Wells Fargo Short-Term Municipal Bond Fund

Statement of operations—year ended June 30, 2021

Investment income
Interest	$ 51,513,277
Income from affiliated securities	5,343
Total investment income	51,518,620
Expenses
Management fee	9,427,747
Administration fees
Class A	1,144,353
Class C	15,488
Class R6	152,091
Administrator Class	14,059
Institutional Class	1,262,395
Shareholder servicing fees
Class A	1,785,588
Class C	24,068
Administrator Class	34,860
Distribution fee
Class C	72,145
Custody and accounting fees	148,164
Professional fees	69,279
Registration fees	159,384
Shareholder report expenses	191,680
Trustees’ fees and expenses	19,272
Other fees and expenses	79,492
Total expenses	14,600,065
Less: Fee waivers and/or expense reimbursements
Fund-level	(1,074,789)
Class A	(715,221)
Class C	(8,712)
Administrator Class	(9,841)
Net expenses	12,791,502
Net investment income	38,727,118
Realized and unrealized gains (losses) on investments
Net realized gains on
Unaffiliated securities	361,675
Affiliated securities	494
Net realized gains on investments	362,169
Net change in unrealized gains (losses) on
Unaffiliated securities	13,129,808
Affiliated securities	(749)
Net change in unrealized gains (losses) on investments	13,129,059
Net realized and unrealized gains (losses) on investments	13,491,228
Net increase in net assets resulting from operations	$52,218,346
The accompanying notes are an integral part of these financial statements.

Wells Fargo Short-Term Municipal Bond Fund  |  48

Statement of changes in net assets

	Year ended June 30, 2021		Year ended June 30, 2020
Operations
Net investment income		$ 38,727,118		$ 61,771,330
Net realized gains (losses) on investments		362,169		(10,303,927)
Net change in unrealized gains (losses) on investments		13,129,059		4,040,095
Net increase in net assets resulting from operations		52,218,346		55,507,498
Distributions to shareholders from
Net investment income and net realized gains
Class A		(8,650,299)		(12,821,770)
Class C		(45,155)		(174,616)
Class R6		(7,553,665)		(12,105,361)
Administrator Class		(174,423)		(417,282)
Institutional Class		(22,698,377)		(34,358,443)
Total distributions to shareholders		(39,121,919)		(59,877,472)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	9,382,943	93,467,640	8,784,206	87,069,338
Class C	123,795	1,233,557	232,715	2,303,946
Class R6	14,404,730	143,772,237	26,743,010	265,860,662
Administrator Class	530,194	5,285,151	403,245	4,002,941
Institutional Class	53,939,339	538,375,527	69,711,947	690,696,127
		782,134,112		1,049,933,014
Reinvestment of distributions
Class A	837,695	8,344,092	1,217,651	12,072,188
Class C	4,355	43,381	15,450	153,234
Class R6	391,799	3,909,923	763,747	7,588,226
Administrator Class	16,340	162,837	40,545	402,421
Institutional Class	1,938,996	19,350,456	2,922,853	29,035,946
		31,810,689		49,252,015
Payment for shares redeemed
Class A	(16,283,444)	(162,192,261)	(35,025,616)	(346,670,591)
Class C	(1,129,453)	(11,242,141)	(2,013,422)	(19,947,015)
Class R6	(33,755,005)	(337,160,574)	(43,721,125)	(433,057,352)
Administrator Class	(1,120,885)	(11,177,262)	(2,152,095)	(21,342,631)
Institutional Class	(109,671,860)	(1,094,609,637)	(96,689,449)	(956,952,570)
		(1,616,381,875)		(1,777,970,159)
Net decrease in net assets resulting from capital share transactions		(802,437,074)		(678,785,130)
Total decrease in net assets		(789,340,647)		(683,155,104)
Net assets
Beginning of period		3,324,894,615		4,008,049,719
End of period		$ 2,535,553,968		$ 3,324,894,615
The accompanying notes are an integral part of these financial statements.

49  |  Wells Fargo Short-Term Municipal Bond Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended June 30
Class A	2021	2020	2019	2018	2017
Net asset value, beginning of period	$9.92	$9.92	$9.83	$9.85	$9.96
Net investment income	0.12	0.15	0.15	0.13	0.12
Net realized and unrealized gains (losses) on investments	0.03	(0.01)	0.10	(0.02)	(0.11)
Total from investment operations	0.15	0.14	0.25	0.11	0.01
Distributions to shareholders from
Net investment income	(0.12)	(0.14)	(0.16)	(0.13)	(0.12)
Tax basis return of capital	0.00	0.00	(0.00) [1]	0.00	0.00
Total distributions to shareholders	(0.12)	(0.14)	(0.16)	(0.13)	(0.12)
Net asset value, end of period	$9.95	$9.92	$9.92	$9.83	$9.85
Total return[2]	1.52%	1.47%	2.57%	1.15%	0.14%
Ratios to average net assets (annualized)
Gross expenses	0.77%	0.76%	0.76%	0.77%	0.76%
Net expenses	0.63%	0.63%	0.63%	0.63%	0.63%
Net investment income	1.20%	1.52%	1.59%	1.34%	1.23%
Supplemental data
Portfolio turnover rate	20%	35%	33%	31%	23%
Net assets, end of period (000s omitted)	$685,618	$743,254	$991,514	$1,209,079	$1,619,974

[1]	Amount is less than $0.005.
[2]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.

Wells Fargo Short-Term Municipal Bond Fund  |  50

Financial highlights
(For a share outstanding throughout each period)
	Year ended June 30
Class C	2021	2020	2019	2018	2017
Net asset value, beginning of period	$9.92	$9.92	$9.83	$9.85	$9.96
Net investment income	0.05	0.08	0.08	0.06	0.05
Net realized and unrealized gains (losses) on investments	0.03	(0.01)	0.10	(0.02)	(0.11)
Total from investment operations	0.08	0.07	0.18	0.04	(0.06)
Distributions to shareholders from
Net investment income	(0.05)	(0.07)	(0.09)	(0.06)	(0.05)
Tax basis return of capital	0.00	0.00	(0.00) [1]	0.00	0.00
Total distributions to shareholders	(0.05)	(0.07)	(0.09)	(0.06)	(0.05)
Net asset value, end of period	$9.95	$9.92	$9.92	$9.83	$9.85
Total return[2]	0.76%	0.71%	1.81%	0.40%	(0.61)%
Ratios to average net assets (annualized)
Gross expenses	1.51%	1.50%	1.51%	1.52%	1.51%
Net expenses	1.38%	1.38%	1.38%	1.38%	1.38%
Net investment income	0.45%	0.77%	0.84%	0.59%	0.49%
Supplemental data
Portfolio turnover rate	20%	35%	33%	31%	23%
Net assets, end of period (000s omitted)	$6,962	$16,870	$34,381	$48,101	$62,796

[1]	Amount is less than $0.005.
[2]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.

51  |  Wells Fargo Short-Term Municipal Bond Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended June 30
Class R6	2021	2020	2019 [1]
Net asset value, beginning of period	$9.94	$9.94	$9.86
Net investment income	0.15	0.18	0.17
Net realized and unrealized gains (losses) on investments	0.03	(0.01)	0.08
Total from investment operations	0.18	0.17	0.25
Distributions to shareholders from
Net investment income	(0.15)	(0.17)	(0.17)
Tax basis return of capital	0.00	0.00	(0.00) [2]
Total distributions to shareholders	(0.15)	(0.17)	(0.17)
Net asset value, end of period	$9.97	$9.94	$9.94
Total return[3]	1.80%	1.75%	2.60%
Ratios to average net assets (annualized)
Gross expenses	0.39%	0.38%	0.38%
Net expenses	0.35%	0.35%	0.35%
Net investment income	1.48%	1.80%	1.94%
Supplemental data
Portfolio turnover rate	20%	35%	33%
Net assets, end of period (000s omitted)	$439,530	$626,312	$787,524

[1]	For the period from July 31, 2018 (commencement of class operations) to June 30, 2019
[2]	Amount is less than $0.005.
[3]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

Wells Fargo Short-Term Municipal Bond Fund  |  52

Financial highlights
(For a share outstanding throughout each period)
	Year ended June 30
Administrator Class	2021	2020	2019	2018	2017
Net asset value, beginning of period	$9.92	$9.93	$9.84	$9.86	$9.97
Net investment income	0.12 [1]	0.16	0.16	0.14	0.13
Net realized and unrealized gains (losses) on investments	0.04	(0.02)	0.09	(0.02)	(0.11)
Total from investment operations	0.16	0.14	0.25	0.12	0.02
Distributions to shareholders from
Net investment income	(0.12)	(0.15)	(0.16)	(0.14)	(0.13)
Tax basis return of capital	0.00	0.00	(0.00) [2]	0.00	0.00
Total distributions to shareholders	(0.12)	(0.15)	(0.16)	(0.14)	(0.13)
Net asset value, end of period	$9.96	$9.92	$9.93	$9.84	$9.86
Total return	1.65%	1.39%	2.60%	1.18%	0.17%
Ratios to average net assets (annualized)
Gross expenses	0.71%	0.69%	0.70%	0.71%	0.70%
Net expenses	0.60%	0.60%	0.60%	0.60%	0.60%
Net investment income	1.23%	1.55%	1.62%	1.36%	1.27%
Supplemental data
Portfolio turnover rate	20%	35%	33%	31%	23%
Net assets, end of period (000s omitted)	$12,906	$18,560	$35,517	$44,186	$68,621

[1]	Calculated based upon average shares outstanding
[2]	Amount is less than $0.005.
The accompanying notes are an integral part of these financial statements.

53  |  Wells Fargo Short-Term Municipal Bond Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended June 30
Institutional Class	2021	2020	2019	2018	2017
Net asset value, beginning of period	$9.94	$9.94	$9.85	$9.87	$9.98
Net investment income	0.14	0.17	0.18	0.16	0.15
Net realized and unrealized gains (losses) on investments	0.03	(0.00) [1]	0.09	(0.02)	(0.11)
Total from investment operations	0.17	0.17	0.27	0.14	0.04
Distributions to shareholders from
Net investment income	(0.14)	(0.17)	(0.18)	(0.16)	(0.15)
Tax basis return of capital	0.00	0.00	(0.00) [2]	0.00	0.00
Total distributions to shareholders	(0.14)	(0.17)	(0.18)	(0.16)	(0.15)
Net asset value, end of period	$9.97	$9.94	$9.94	$9.85	$9.87
Total return	1.75%	1.70%	2.81%	1.39%	0.37%
Ratios to average net assets (annualized)
Gross expenses	0.44%	0.43%	0.43%	0.44%	0.43%
Net expenses	0.40%	0.40%	0.40%	0.40%	0.40%
Net investment income	1.42%	1.74%	1.80%	1.58%	1.48%
Supplemental data
Portfolio turnover rate	20%	35%	33%	31%	23%
Net assets, end of period (000s omitted)	$1,390,537	$1,919,898	$2,159,113	$3,421,249	$3,427,060

[1]	Amount is more than $(0.005)
[2]	Amount is less than $0.005.
The accompanying notes are an integral part of these financial statements.

Wells Fargo Short-Term Municipal Bond Fund  |  54

Notes to financial statements
1. ORGANIZATION
Wells Fargo Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Short-Term Municipal Bond Fund (the "Fund") which is a diversified series of the Trust.
On February 23, 2021, Wells Fargo & Company announced that it has entered into a definitive agreement to sell Wells Fargo Asset Management ("WFAM") to GTCR LLC and Reverence Capital Partners, L.P. WFAM is the trade name used by the asset management businesses of Wells Fargo & Company and includes Wells Fargo Funds Management, LLC, the investment manager to the Fund, Wells Capital Management, LLC and Wells Fargo Asset Management (International) Limited, both registered investment advisers providing sub-advisory services to certain funds, and Wells Fargo Funds Distributor, LLC, the Fund's principal underwriter. As part of the transaction, Wells Fargo & Company will own a 9.9% equity interest and will continue to serve as an important client and distribution partner.
Consummation of the transaction will result in the automatic termination of the Fund's investment management agreement and subadvisory agreement. The Fund's Board of Trustees approved a new investment management and new subadvisory agreement and approved submitting the agreements to the Fund’s shareholders for approval at a special meeting of shareholders expected to be held on August 16, 2021. Shareholders of record of the Fund at the close of business on May 28, 2021 are entitled to vote at the meeting. If shareholders approve the new agreements, they would take effect upon the closing of the transaction. The transaction is expected to close in the second half of 2021, subject to customary closing conditions.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Investments in registered open-end investment companies are valued at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC ("Funds Management"). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.
When-issued transactions
The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund's commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

55  |  Wells Fargo Short-Term Municipal Bond Fund

Notes to financial statements
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.
Distributions to shareholders
Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable and tax-exempt income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of June 30, 2021, the aggregate cost of all investments for federal income tax purposes was $2,504,167,305 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$55,744,460
Gross unrealized losses	(3,179,103)
Net unrealized gains	$52,565,357
As of June 30, 2021, the Fund had capital loss carryforwards which consisted of $3,892,998 in short-term capital losses and $49,364,375 in long-term capital losses.
Class allocations
The separate classes of shares offered by each Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Wells Fargo Short-Term Municipal Bond Fund  |  56

Notes to financial statements
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of June 30, 2021:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Closed end municipal bond fund obligations	$ 0	$ 24,400,000	$0	$ 24,400,000
Municipal obligations	0	2,491,090,087	0	2,491,090,087
Short-term investments
Investment companies	41,242,575	0	0	41,242,575
Total assets	$41,242,575	$2,515,490,087	$0	$2,556,732,662
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended June 30, 2021, the Fund did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Management fee
Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company ("Wells Fargo"), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $1 billion	0.350%
Next $4 billion	0.325
Next $3 billion	0.290
Next $2 billion	0.265
Over $10 billion	0.255
For the year ended June 30, 2021, the management fee was equivalent to an annual rate of 0.33% of the Fund’s average daily net assets.
Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management, LLC, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.15% and declining to 0.05% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

57  |  Wells Fargo Short-Term Municipal Bond Fund

Notes to financial statements
Class-level administration fee
Class A	0.16%
Class C	0.16
Class R6	0.03
Administrator Class	0.10
Institutional Class	0.08
Waivers and/or expense reimbursements
Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management will waive fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has contractually committed through October 31, 2021 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. The contractual expense caps are as follows:
Expense ratio caps
Class A	0.63%
Class C	1.38
Class R6	0.35
Administrator Class	0.60
Institutional Class	0.40
Distribution fee
The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC ("Funds Distributor"), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.
In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended June 30, 2021, Funds Distributor received $733 from the sale of Class A shares and $51 in contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class A shares for the year ended June 30, 2021.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund had $156,263,000, $306,645,063 and $0 in interfund purchases, sales and net realized gains (losses), respectively, during the year ended June 30, 2021.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended June 30, 2021 were $519,875,630 and $641,568,177, respectively.

Wells Fargo Short-Term Municipal Bond Fund  |  58

Notes to financial statements
6. BANK BORROWINGS
The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight bank funding rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.
For the year ended June 30, 2021, there were no borrowings by the Fund under the agreement.
7. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid was $39,121,919 and $59,877,472 of tax-exempt income for the years ended June 30, 2021 and June 30, 2020, respectively.
As of June 30, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed tax-exempt income	Unrealized gains	Capital loss carryforward
$1,007,639	$52,565,357	$(53,257,373)
8. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
9. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.
10. SUBSEQUENT EVENTS
Wells Fargo Asset Management ("WFAM") announced that it will be changing its company name to Allspring Global Investments upon the closing of the previously announced sale transaction of WFAM by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. The new corporate name is expected to go into effect on the closing date of the transaction, which is anticipated to occur in the second half of 2021, subject to customary closing conditions.
At a meeting held July 15, 2021, the Board of Trustees of the Wells Fargo Funds approved a change in the Fund's name to remove “Wells Fargo” from the Fund's name and replace with “Allspring”. The change is expected to go into effect on October 11, 2021.
Following the closing of the transaction, Wells Fargo Funds Management, LLC, the Fund's investment manager, Wells Capital Management, LLC and Wells Fargo Asset Management (International) Limited, each subadvisers to certain funds, and Wells Fargo Funds Distributor, LLC, the Fund's principal underwriter, will each be rebranded as Allspring.
At a special meeting of shareholders held on August 16, 2021, shareholders of the Fund approved a new investment management and a new subadvisory agreement that will be effective at the closing of the sale transaction.

59  |  Wells Fargo Short-Term Municipal Bond Fund

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Wells Fargo Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Wells Fargo Short-Term Municipal Bond Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of June 30, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of June 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of June 30, 2021, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however, we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.
Boston, Massachusetts
August 25, 2021

Wells Fargo Short-Term Municipal Bond Fund  |  60

Other information (unaudited)
TAX INFORMATION
Pursuant to Section 852 of the Internal Revenue Code, 100% of distributions paid from net investment income is designated as exempt-interest dividends for the fiscal year ended June 30, 2021.
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

61  |  Wells Fargo Short-Term Municipal Bond Fund

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 139 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Wells Fargo Short-Term Municipal Bond Fund  |  62

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

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Other information (unaudited)
Officers
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC and Chief Legal Counsel of Wells Fargo Asset Management since 2018. Deputy General Counsel of Wells Fargo Bank, N.A. since 2020 and Assistant General Counsel of Wells Fargo Bank, N.A. from 2018 to 2020. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.
Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

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Board considerations (unaudited)
BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:
Board Considerations – Current Agreements
Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at a Board meeting held on May 17-19, 2021 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Short-Term Municipal Bond Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”
The Board noted that Wells Fargo & Company recently announced that it had entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”), which includes Funds Management and the Sub-Adviser, to GTCR LLC and Reverence Capital Partners, L.P. and/or their affiliates (the “Transaction”). The Board further noted that the Transaction would result in a change-of-control of Funds Management and the Sub-Adviser, which would be considered to be an assignment that would result in the termination of the Advisory Agreements. In light of the Transaction, the Board separately considered for approval a new investment management agreement with Funds Management and a new sub-advisory agreement with the Sub-Adviser (the “New Agreements”) that would replace the Advisory Agreements upon consummation of the Transaction, subject to approval of the New Agreements by the Fund’s shareholders. The Board also considered for approval interim agreements to go into effect in the event shareholders do not approve the New Agreements before the Transaction is completed. The interim agreements would allow the Manager and the Sub-Adviser to continue providing services to the Fund while the Fund continues to seek shareholder approval of the New Agreements. The Board noted that the terms of the interim agreements would be identical to those of the current Advisory Agreements, except for the term and certain escrow provisions.
At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at Board meetings held in April and May 2021, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2021. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent and quality of services
The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of WFAM, of which Funds Management and the Sub-Adviser are a part, and a summary of investments made in the business of WFAM. The Board also received a description of

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Board considerations (unaudited)
Funds Management’s and the Sub-Adviser’s business continuity plans, including a summary of the performance of such plans and any changes thereto during the COVID-19 pandemic, and of their approaches to data privacy and cybersecurity. The Board also received and reviewed information about Funds Management’s role as administrator of the Fund’s liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.
The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel.
The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates. The Board also considered information about retention and back-up arrangements that have been put into place with respect to key personnel of WFAM in connection with the anticipated Transaction, noting that WFAM provided assurances that the announcement and eventual culmination of the Transaction is not expected to result in any diminution in the nature or quality of services provided to the Fund.
Fund investment performance and expenses
The Board considered the investment performance results for the Fund over various time periods ended December 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Class A) was in range of the average investment performance of the Universe for all periods under review except the ten-year period, which was higher than the average investment performance of the Universe. The Board also noted that the investment performance of the Fund was lower than its benchmark index, the Bloomberg Barclays 1-3 Year Comp Muni Bond Index, for the one- and three-year periods under review, in range of its benchmark index for the five-year period under review and higher than its benchmark index for the ten-year period under review.
The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the benchmark for the periods identified above. The Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions and market factors that affected the Fund’s investment performance and a portfolio manager change that occurred in 2020.
The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups for each share class except for the Institutional Class, which was equal to the median net operating expense ratio of the expense Groups.
The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.
Investment management and sub-advisory fee rates
The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.
Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than the sum of these average rates for the Fund’s expense Groups for all share classes except for Class A, which was in range of the sum of the average rates for the Fund’s expense Groups.

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Board considerations (unaudited)
The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.
The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.
Profitability
The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.
Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.
Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.
Economies of scale
The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
The Board concluded that Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.
Other benefits to Funds Management and the Sub-Adviser
The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.
The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

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Board considerations (unaudited)
Conclusion
At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term.

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Board considerations (unaudited)
Board Considerations – New Agreements
Overview of the Board evaluation process
At a meeting held on May 17-19, 2021 (the “Board Meeting”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”, and the series identified below, the “Funds”) approved the continuation of each Fund’s current Investment Management Agreement (the “Current Investment Management Agreement”) and the current Sub-Advisory Agreements (the “Current Sub-Advisory Agreements”, and collectively, the “Current Agreements”).
Wells Fargo C&B Mid Cap Value Fund
Wells Fargo California Limited-Term Tax-Free Fund
Wells Fargo California Tax-Free Fund
Wells Fargo Classic Value Fund
Wells Fargo Common Stock Fund
Wells Fargo Disciplined Small Cap Fund
Wells Fargo Disciplined U.S. Core Fund
Wells Fargo Discovery Fund
Wells Fargo Diversified Equity Fund
Wells Fargo Endeavor Select Fund
Wells Fargo Enterprise Fund
Wells Fargo Fundamental Small Cap Growth Fund
Wells Fargo Growth Fund
Wells Fargo High Yield Municipal Bond Fund
Wells Fargo Intermediate Tax/AMT-Free Fund
Wells Fargo Large Cap Core Fund
Wells Fargo Large Cap Growth Fund
Wells Fargo Large Company Value Fund
Wells Fargo Minnesota Tax-Free Fund
Wells Fargo Municipal Bond Fund
Wells Fargo Omega Growth Fund
Wells Fargo Opportunity Fund
Wells Fargo Pennsylvania Tax-Free Fund
Wells Fargo Premier Large Company Growth Fund
Wells Fargo Short-Term Municipal Bond Fund
Wells Fargo Small Cap Fund
Wells Fargo Special Mid Cap Value Fund
Wells Fargo Special Small Cap Value Fund
Wells Fargo Strategic Municipal Bond Fund
Wells Fargo Ultra Short-Term Municipal Income Fund
Wells Fargo Wisconsin Tax-Free Fund
Each Trustee on the Board is not an “interested person” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Funds (collectively, the “Independent Trustees”). The process followed by the Board in considering and approving the continuation of the Current Agreements is referred to herein as the “2021 Annual Approval Process.”
As noted above, the closing of the sale of Wells Fargo Asset Management (“WFAM”) to a holding company (“NewCo”) affiliated with private funds of GTCR LLC (“GTCR”) and of Reverence Capital Partners, L.P. (“Reverence Capital”, and such transaction, the “Transaction”) will result in a change of control of Wells Fargo Funds Management LLC (“Funds Management”) and Wells Capital Management Incorporated (“Wells Capital”, and together with Funds Management, the “Advisers”), which will be considered to be an “assignment” of each Fund’s Current Agreements under the 1940 Act that will result in the automatic termination of each Fund’s Current Agreements. In light of the expected termination of each Fund’s Current Agreements upon the closing, at the Board Meeting the Board also considered and approved the New Agreements, which are: (i) a new Investment Management Agreement (the “New Investment Management Agreement”) between the Trust, on behalf of each Fund, and Funds Management; (ii) a new Sub-Advisory Agreement (the “New Wells Capital Sub-Advisory Agreement”) among the Trust, Funds Management and Wells Capital with respect to each Fund other than C& B Mid Cap Value Fund and Diversified Equity Fund; and (iii) a new Sub-Advisory Agreement (the “New C&B Sub-Advisory Agreement”, and collectively, the “New Agreements”) among the Trust, with respect to the C&B Mid Cap Value Fund, Funds Management and Cooke & Bieler, L.P. (“C&B”, and together with Wells Capital, the “Sub-Advisers”), each of which is intended to go into effect upon the closing. The process followed by the Board in reviewing and approving the New Agreements is referred to herein as the “New Agreement Approval Process.”

69  |  Wells Fargo Short-Term Municipal Bond Fund

Board considerations (unaudited)
At a series of meetings held in April and May 2021 (collectively, “April and May 2021 Meetings”) and at the Board Meeting, the Trustees conferred extensively among themselves and with senior representatives of Funds Management, GTCR and Reverence Capital about the New Agreements and related matters. The Board reviewed and discussed information furnished by Funds Management, GTCR and Reverence Capital that the Board considered reasonably necessary to evaluate the terms of the New Agreements and the services to be provided. At these meetings, senior representatives from Funds Management, GTCR and Reverence Capital made presentations to, and responded to questions from, the Board.
In providing information to the Board in connection with the 2021 annual approval process (the “2021 Annual Approval Process”) and the New Agreement Approval Process, Funds Management, GTCR and Reverence Capital (as applicable) were guided by requests for information submitted by independent legal counsel on behalf of the Independent Trustees. In considering and approving the New Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed herein. The Board considered not only the specific information presented in connection with the April and May 2021 Meetings as well as the Board Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Advisers about various topics. In this regard, the Board reviews reports of Funds Management at each of its regular Board meetings, which includes, among other things, portfolio reviews and investment performance reports. In addition, the Board confers with portfolio managers at various times throughout the year. The Board was assisted in its evaluation of the New Agreements by independent legal counsel, from whom the Independent Trustees received separate legal advice and with whom the Independent Trustees met separately. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
Among other information considered by the Board in connection with the Transaction was:
■	Information regarding the Transaction: information about the structure, financing sources and material terms and conditions of the Transaction, including the expected impact on the businesses conducted by the Advisers and by Wells Fargo Funds Distributor LLC, as the distributor of Fund shares.
■	Information regarding NewCo, GTCR and Reverence Capital: (i) information about NewCo, including information about its expected financial condition and access to capital, and senior leadership team; (ii) the experience of senior management at GTCR and Reverence Capital in acquiring portfolio companies; (iii) the plan to operationalize NewCo, including the transition of necessary infrastructure services through a transition services agreement with Wells Fargo under which Wells Fargo will continue to provide NewCo with certain services for a specified period of time after the closing; and (iv) information regarding regulatory matters, compliance, and risk management functions at NewCo, including resources to be dedicated thereto.
■	Impact of the Transaction on WFAM and Service Providers: (i) information regarding any changes to personnel and/or other resources of the Advisers as a result of the Transaction, including assurances regarding comparable and competitive compensation arrangements to attract and retain highly qualified personnel; and (ii) information about the organizational and operating structure with respect to NewCo, the Advisers and the Funds.
■	Impact of the Transaction on the Funds and their Shareholders: (i) information regarding anticipated benefits to the Funds as a result of the Transaction; (ii) a commitment that the Funds would not bear any expenses, directly or indirectly, in connection with the Transaction; (iii) confirmation that the Advisers intend to continue to manage the Funds in a manner consistent with each Fund’s current investment objectives and principal investments strategies; and (iv) a commitment that neither NewCo nor WFAM will take any steps that would impose any “unfair burden” (as that term is used in section 15(f)(1)(B) of the 1940 Act) on the Funds as a result of the Transaction.
With respect to the New Agreements, the Board considered: (i) a representation that, after the closing, all of the Funds will continue to be managed and advised by their current Advisers and for C&B Mid Cap Value Fund, C&B, and that the same portfolio managers of the Sub-Advisers are expected to continue to manage the Funds after the Transaction; (ii) information regarding the terms of the New Agreements, including changes as compared to the Current Agreements; (iii) information confirming that the fee rates payable under the New Agreements will not increase as a result of the Transaction as compared to the rates under the Current Agreements; and (iv) assurances that the Transaction is not expected to cause any diminution with respect to the nature, extent and quality of any of the services currently provided to the Funds by the Advisers as a result of the Transaction.
In addition to considering information furnished specifically to evaluate the impact of the Transaction on the Funds and their respective shareholders in connection with the New Agreement Approval Process, the Board considered information furnished at prior meetings of the Board and its committees, including detailed information provided in connection with the 2021 Annual Approval Process. In this regard, in connection with the 2021 Annual Approval Process, the Board received information about complex-wide and individual Fund performance, fees and expenses, including: (i) a report from an independent data provider comparing the investment performance of each Fund to the investment performance of comparable funds and benchmark indices, over various time periods; (ii) a report from an independent data provider comparing each Fund’s total expense ratio (and

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Board considerations (unaudited)
its components) to those of comparable funds; (iii) comparative information concerning the fees charged and services provided by Funds Management and the Sub-Advisers to each Fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts), if any, that employ investment strategies and techniques similar to those used in managing such Fund(s); and (iv) profitability analyses of Funds Management, as well as the profitability of both WFAM and Wells Fargo from providing services to the fund family as a whole.
After its deliberations, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Advisers under the New Agreements is reasonable, approved the New Agreements for a two-year term, and voted to recommend that Fund shareholders approve the New Agreements. The Board considered the approval of the New Agreements as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent and quality of services
In connection with the 2021 Annual Approval Process, the Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Advisers under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Current Management Agreement, as well as, among other things, a summary of the background and experience of senior management of WFAM, of which Funds Management and Wells Capital are a part, and a summary of investments made in the business of WFAM. The Board also received a description of Funds Management’s and the Sub-Advisers’ business continuity plans, including a summary of the performance of such plans and any changes thereto during the COVID-19 pandemic, and of their approaches to data privacy and cybersecurity. The Board also received and reviewed information about Funds Management’s role as administrator of the Funds’ liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.
In connection with the 2021 Annual Approval Process, the Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds. The Board evaluated the ability of Funds Management and the Sub-Advisers to attract and retain qualified investment professionals, including research, advisory and supervisory personnel.
In connection with the 2021 Annual Approval Process, the Board further considered the compliance programs and compliance records of Funds Management and the Sub-Advisers. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.
In connection with the New Agreement Approval Process, the Board considered, among other information, the structure of the Transaction and expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of Funds Management and the Sub-Advisers. The Board received assurances from Funds Management that each Fund will continue to be advised by its current Sub-Adviser after the closing, and that the same individual portfolio managers are expected to continue to manage the Funds after the closing. With respect to the recruitment and retention of key personnel, the Board noted information from GTCR, Reverence Capital and the Advisers regarding the potential benefits for employees of joining NewCo. The Board recognized that the personnel who had been extended offers may not accept such offers and personnel changes may occur in the future in the ordinary course.
In addition, the Board considered information regarding the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Funds, including the provision of administrative services, and the anticipated impact of the Transaction on such matters. The Board also considered the business-related and other risks to which the Advisers may be subject in managing the Funds and in connection with the Transaction. The Board also considered the transition and integration plans as a result of the change in ownership of the Advisers from Wells Fargo to NewCo. The Board considered the resources and infrastructure that NewCo intends to devote to its compliance program to ensure compliance with applicable laws and regulations, as well as its risk management program and cybersecurity program. The Board also took into account assurances received from the Advisers, GTCR and Reverence Capital that the Transaction is not expected to cause any diminution in the nature, extent and quality of services provided by Funds Management and the Sub-Advisers to the Funds and their shareholders.
Fund investment performance and expenses
In connection with the 2021 Annual Approval Process, the Board considered the investment performance results for each Fund over various time periods ended December 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to each Fund (the “Universe”), and in comparison to each Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the

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Board considerations (unaudited)
mutual funds in the performance Universe. Where applicable, the Board received information concerning, and discussed factors contributing to, underperformance of Funds relative to the Universe and benchmark for any underperformance periods.
In connection with the 2021 Annual Approval Process, the Board also received and considered information regarding each Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year.
In connection with the New Agreement Approval Process, the Board received a commitment that WFAM will maintain fee and expense commitments for at least two years after the closing. The Board took into account each Fund’s investment performance and expense information among the factors considered in deciding to approve the New Agreements.
Investment management and sub-advisory fee rates
In connection with the 2021 Annual Approval Process, the Board reviewed and considered the contractual fee rates payable by each Fund to Funds Management under the Current Management Agreement, as well as the contractual fee rates payable by each Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to each of the Sub-Advisers under the Current Sub-Advisory Agreements for investment sub-advisory services (the “Sub-Advisory Fee Rates”).
Among other information reviewed by the Board in connection with the 2021 Annual Approval Process, was a comparison of each Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups.
In connection with the 2021 Annual Approval Process, the Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the Sub-Advisory Fee Rates. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Advisers, and about Funds Management’s on-going oversight services. With respect to C&B, the Board also considered this amount in comparison to the median amount retained by advisers to funds in a sub-advised expense universe that was determined by Broadridge to be similar to the Specialized Technology Fund. In this regard, the Board noted the small size of the sub-advised expense universe. The Board also considered that the sub-advisory fees paid to C&B had been negotiated by Funds Management on an arm’s length basis. Given the affiliation between Funds Management and Wells Capital, the Board ascribed limited relevance to the allocation of fees between them.
In connection with the 2021 Annual Approval Process, the Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Advisers to other types of clients, if any, with investment strategies similar to those of each Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.
In connection with the New Agreement Approval Process, the Board noted the assurances received by it that there would be no increases to any of the Management Rates or the Sub-Advisory Fee Rates as a result of the Transaction. The Board also considered that the New Agreements do not change the computation method for calculating such fees, and there is no present intention to reduce expense waiver and reimbursement arrangements that are currently in effect. Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the New Management Agreement and to each of the Sub-Advisers under the New Sub-Advisory Agreements was reasonable.
Profitability
In connection with the 2021 Annual Approval Process, the Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo from providing services to the fund family as a whole. The Board noted that Wells Capital’s profitability information with respect to providing services to each Fund Wells Capital

Wells Fargo Short-Term Municipal Bond Fund  |  72

Board considerations (unaudited)
sub-advises and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis. The Board did not consider profitability with respect to C&B, as the sub-advisory fees paid to C&B had been negotiated by Funds Management on an arm’s-length basis.
Funds Management reported on the methodologies and estimates used in calculating profitability in connection with the 2021 Annual Approval Process, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.
In connection with the New Agreement Approval Process, the Board received certain information about NewCo’s projected financial condition, and reviewed with senior representatives of Funds Management, GTCR and Reverence Capital the underlying assumptions on which such information was based. The Board considered that NewCo is a newly formed entity, with no historical operations, revenues or expenses, and that it is difficult to predict with any degree of certainty the future profitability of NewCo and the Advisers from advisory activities under the New Agreements. The Board considered that the fee rates payable under the New Agreements will not increase as a result of the Transaction as compared to the rates under the Current Agreements, and that the current contractual expense limitations applicable to each Fund will not increase. The Board noted that if the New Agreements are approved by shareholders and the Transaction closes, the Board will have the opportunity in the future to review the profitability of NewCo and the Advisers from advisory activities under the New Agreements.
Economies of scale
In connection with the 2021 Annual Approval Process, the Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Funds, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted the existence of breakpoints in each Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that, in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
In connection with the New Agreement Approval Process, the Board noted that NewCo and the Advisers may benefit from possible growth of the Funds resulting from enhanced distribution capabilities. However, the Board noted that other factors could also affect the potential for economies of scale, and that it was not possible to quantify any potential future economies of scale. Based upon the information furnished to the Board in connection with the 2021 Annual Approval Process and the New Agreement Approval Process, the Board concluded that Funds Management’s arrangements with respect to each Fund, including contractual breakpoints and expense limitation arrangements, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.
“Fall-out” benefits to Funds Management and the Sub-Advisers
In connection with the 2021 Annual Approval Process, the Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including Wells Capital, and C&B as a result of their relationships with the Funds. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Funds and benefits potentially derived from an increase in Funds Management’s and the Sub-Advisers’ business as a result of their relationships with the Funds. The Board noted that various current affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.
In connection with the 2021 Annual Approval Process, the Board also reviewed information about soft dollar credits earned and utilized by the Sub-Advisers, fees earned by Funds Management and Wells Capital from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker of Wells Fargo from portfolio transactions.
In connection with the New Agreement Approval Process, the Board received information to the effect that the Transaction is not expected to have a material impact on the fall-out benefits currently realized by Funds Management and its affiliates, including Wells Capital, and C&B. The information reviewed by the Board also noted that several of the ancillary benefits identified for WFAM would be potential ancillary benefits for NewCo, including that the scale and reputation of the Funds might benefit NewCo’s broader reputation, product initiatives, technology investment and talent acquisition. Based on its consideration of the

73  |  Wells Fargo Short-Term Municipal Bond Fund

Board considerations (unaudited)
factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits expected to be received by Funds Management and its affiliates, including NewCo and Wells Capital, and C&B under the New Agreements were unreasonable.
Conclusion
At the Board Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Funds Management and to each of the Sub-Advisers under the New Agreements is reasonable, approved the New Agreements for a two-year term, and voted to recommend that Fund shareholders approve the New Agreements.

Wells Fargo Short-Term Municipal Bond Fund  |  74

Board considerations (unaudited)
Board Considerations - Interim Agreements
At a meeting held on May 17-19, 2021 (the “Board Meeting”), the Boards of Trustees (each, a “Board”, and collectively, the “Boards”) of Wells Fargo Funds Trust, Wells Fargo Master Trust, Wells Fargo Variable Trust, Wells Fargo Global Dividend Opportunity Fund, Wells Fargo Income Opportunities Fund, Wells Fargo Multi-Sector Income Fund and Wells Fargo Utilities and High Income Fund (each a “Trust”, and the series thereof, a “Fund”) reviewed and approved for the Trusts and Funds, as applicable: (i) interim investment management agreements (the “Interim Management Agreements”) with Wells Fargo Funds Management, LLC (“Funds Management”); (ii) interim investment advisory agreements (the “Interim Advisory Agreements”) with Funds Management; and (iii) interim sub-advisory agreements (the “Interim Sub-Advisory Agreements”) with each of Cooke & Bieler, L.P., Galliard Capital Management, LLC (“Galliard”), Peregrine Capital Management Inc., Wells Capital Management, LLC (“WellsCap”), and Wells Fargo Asset Management (International) Limited (“WFAMI”, and collectively, the “Sub-Advisers”). Each Trustee on the Board is not an “interested person” (as defined in the Investment Company Act of 1940 (the “1940 Act”) of the Funds (collectively, the “Independent Trustees”). The Interim Management Agreements, Interim Advisory Agreements, and Interim Sub-Advisory Agreements are collectively referred to as the “Interim Advisory Agreements.”
At the Board Meeting, the Boards reviewed and approved the continuation of existing investment management, advisory and sub-advisory agreements (the “Current Advisory Agreements”) for each Trust and Fund, as applicable. The factors considered and conclusions reached by the Boards in approving the Current Advisory Agreements are summarized in the section entitled “Board Considerations – Current Agreements” of this shareholder report. The Boards noted that Wells Fargo & Company has entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”), which includes Funds Management, Galliard, WellsCap and WFAMI (the “Affiliated Sub-Advisers”), to a holding company affiliated with private funds of GTCR LLC and Reverence Capital Partners, L.P. (the “Transaction”). The Boards further noted that the Transaction would result in a change-of-control of Funds Management and the Affiliated Sub-Advisers, which would be considered to be an “assignment” under the 1940 Act that would terminate the Current Advisory Agreements. At the Board Meeting, the Boards also reviewed and approved new investment management, advisory and sub-advisory agreements (the “New Advisory Agreements”) for each Trust and Fund, as applicable, that would replace the Current Advisory Agreements upon consummation of the Transaction, subject to approval of the New Advisory Agreements by the applicable Trust’s or Fund’s shareholders. The factors considered and conclusions reached by the Boards in approving the New Advisory Agreements are summarized in the section entitled “Board Considerations – New Agreements” of this shareholder report.
At the Board Meeting, the Boards also approved the Interim Advisory Agreements, which will go into effect for a Trust or Fund only in the event that shareholders of such Trust or Fund do not approve the New Advisory Agreement(s) for the Trust or Fund by the closing date of the Transaction, when the Current Advisory Agreements will terminate. The Board noted that, in such a circumstance, the Interim Advisory Agreements will permit continuity of management by allowing Funds Management and the Sub-Advisers to continue providing services to the Trust or Fund pursuant to the Interim Advisory Agreements while the Trust or Fund continues to solicit shareholder approval of such New Advisory Agreement(s). The Boards noted that the terms of the Interim Advisory Agreements are identical to those of the Current Advisory Agreements, except for the term and the addition of escrow provisions with respect to the advisory fees. The Boards also noted that the entities that would service the Funds and Trusts under the Interim Advisory Agreements are identical to those that provide services under the Current Advisory Agreements and those that will provide services under the New Advisory Agreements.
In approving the Interim Advisory Agreements, the Boards considered the same factors and reached the same conclusions as they considered and reached with respect to the Boards’ approvals of the Current Advisory Agreements and New Advisory Agreements, as applicable, which are described in separate Board Consideration sections within this shareholder report. Prior to the Board Meeting, including at a series of meetings held in April and May 2021, the Trustees conferred extensively among themselves and with senior representatives of Funds Management, GTCR LLC and Reverence Capital Partners, L.P. about the Interim Advisory Agreements and related matters. The Independent Trustees were assisted in their evaluation of the Interim Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
At the Board Meeting, after considering the factors and reaching the conclusions described in the separate Board Consideration sections within this shareholder report, the Boards unanimously determined that the compensation payable to Funds Management and to each Sub-Adviser under each of the Interim Advisory Agreements was reasonable, and approved the Interim Advisory Agreements.

75  |  Wells Fargo Short-Term Municipal Bond Fund

For more information
More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Wells Fargo Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: wfam.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-866-765-0778
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund's website at wfam.com. Read the prospectus carefully before you invest or send money.
Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management, LLC and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE
© 2021 Wells Fargo & Company. All rights reserved.
PAR-0721-00683 08-21
A256/AR256 06-21

Annual Report
June 30, 2021
Wells Fargo
Strategic Municipal Bond Fund

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The views expressed and any forward-looking statements are as of June 30, 2021, unless otherwise noted, and are those of the Fund's portfolio managers and/or Wells Fargo Asset Management. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.
 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE

Wells Fargo Strategic Municipal Bond Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Wells Fargo Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Wells Fargo Strategic Municipal Bond Fund for the 12-month period that ended June 30, 2021. Despite the continued challenges presented by the spread of COVID-19 cases and the business restrictions implemented throughout much of the world, global stocks showed robust returns, supported by global stimulus programs, a rapid vaccination rollout, and recovering consumer and corporate sentiment. Bond markets mostly produced positive returns, as investors searched for yield and diversification during difficult market stretches.
For the 12-month period, equities had robust returns, as policymakers continued to fight the effects of COVID-19. Emerging market stocks led both non-U.S. developed market equities and U.S. stocks. Gains by fixed-income securities were varied, though mostly positive. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 40.79%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 35.72%, while the MSCI EM Index (Net),3 had stronger performance with a 40.90% gain. Among bond indexes, the Bloomberg Barclays U.S. Aggregate Bond Index,4 returned -0.33%, the Bloomberg Barclays Global Aggregate ex-USD Index (unhedged),5 gained 4.60%, the Bloomberg Barclays Municipal Bond Index,6 returned 4.17%, and the ICE BofA U.S. High Yield Index,7 returned 15.62%.
Efforts to contain COVID-19 drove market performance.
July was broadly positive for equities and fixed income. However, economic data and a resurgence of COVID-19 cases underscored the urgent need to regain control of the pandemic. Second-quarter gross domestic product (GDP) shrank from the previous quarter by 9.5% and 12.1% in the U.S. and the eurozone, respectively. In contrast, China’s second-quarter GDP grew 3.2% year over year. The U.S. economy added 1.8 million jobs in July, but a double-digit jobless rate persisted.
The stock market continued to rally in August despite concerns over rising numbers of U.S. and European COVID-19 cases as well as the expiration of the $600 weekly bonus unemployment benefit in July. Relatively strong second-quarter earnings boosted investor sentiment along with the U.S. Federal Reserve (Fed) Board’s announcement of a monetary policy shift expected to support longer-term low interest rates. U.S. manufacturing and services activity indexes beat expectations while the U.S. housing market maintained strength. In Europe, retail sales expanded and consumer confidence was steady. China’s economy continued to expand.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Barclays Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2021. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Strategic Municipal Bond Fund

Letter to shareholders (unaudited)
Stocks grew more volatile in September on mixed economic data. U.S. economic activity continued to grow. However, U.S. unemployment remained elevated at 7.9% in September. With the U.S. Congress delaying further fiscal relief and uncertainties surrounding a possible vaccine, doubts crept back into the financial markets. In the U.K., a lack of progress in Brexit talks weighed on markets. China’s economy picked up steam, fueled by increased global demand.
In October, capital markets stepped back from their six-month rally. Market volatility rose in advance of the U.S. election and amid a global increase in COVID-19 infections. Europe introduced tighter restrictions affecting economic activity. U.S. markets looked favorably at the prospect of Democratic control of the federal purse strings, which could lead to additional fiscal stimulus and a boost to economic activity. Meanwhile, China reported 4.9% third-quarter GDP growth.
Global stocks rallied in November, propelled by optimism over three promising COVID-19 vaccines. Reversing recent trends, value stocks outperformed growth stocks and cyclical stocks outpaced information technology (IT) stocks. However, U.S. unemployment remained elevated, with a net job loss of 10 million since February. The eurozone services Purchasing Managers' Index, a monthly survey of purchasing managers, contracted sharply while the region’s manufacturing activity grew. The U.S. election results added to the upbeat mood as investors anticipated more consistent policies in the new administration.
Financial markets ended the year with strength on high expectations for a rapid rollout of the COVID-19 vaccines, the successful passage of a $900 billion stimulus package, and rising expectations of additional economic support from a Democratic-led Congress. U.S. economic data were mixed with still-elevated unemployment and weak retail sales but growth in manufacturing output. In contrast, China’s economic expansion continued in both manufacturing and nonmanufacturing. U.S. COVID-19 infection rates continued to rise even as new state and local lockdown measures were implemented.
The year 2021 began with emerging market stocks leading all major asset classes in January, driven by China’s strong economic growth and a broad recovery in corporate earnings, which propelled China’s stock market higher. In the United States, positive news on vaccine trials and January expansion in both the manufacturing and services sectors was offset by a weak December monthly jobs report. This was compounded by technical factors as some hedge funds were forced to sell stocks to protect themselves against a well-publicized short squeeze coordinated by a group of retail investors. Eurozone sentiment and economic growth were particularly weak, reflecting the impact of a new lockdown with stricter social distancing along with a slow vaccine rollout.
February saw major domestic equity indexes driven higher on the hope of a new stimulus bill, improving COVID-19 vaccination numbers, and the gradual reopening of the economy. Most S&P 500 companies reported better-than-expected earnings, with positive surprises coming from the financials, IT, health care, and materials sectors. Japan saw its economy strengthen as a result of strong export numbers. Meanwhile, crude oil prices continued their climb, rising more than 25% for the year. Domestic government bonds experienced a sharp sell-off in late February as markets priced in a more robust economic recovery and higher future growth and inflation expectations.
The passage of the massive domestic stimulus bill highlighted March activity, leading to increased forecasts for U.S. growth in 2021. Domestic employment surged as COVID-19 vaccinations and an increasingly open economy spurred hiring. A majority of U.S. small companies reported they were operating at pre-pandemic capacity or higher. Value stocks continued its outperformance of growth stocks in the month, continuing the trend that started in late 2020. Meanwhile, most major developed global equity indexes were up month to date on the back of rising optimism regarding the outlook for global growth. While the U.S. and U.K. had been most successful in terms of the vaccine rollout, even in markets where the vaccine lagged, such as in the eurozone and Japan, equity indexes in many of those countries had also been in positive territory for the year.
“The passage of the massive domestic stimulus bill highlighted March activity, leading to increased forecasts for U.S. growth in 2021.”

Wells Fargo Strategic Municipal Bond Fund  |  3

Letter to shareholders (unaudited)
Equity markets produced another strong showing in April. Domestically, the continued reopening of the economy had a strong impact on positive equity performance, as people started leaving their households and jobless claims continued to fall. Domestic corporate bonds performed well and the U.S. dollar weakened. Meanwhile, the U.S. government continued to seek to invest in the recovery, this time by outlining a package of over $2 trillion to improve infrastructure. The primary headwind in April was inflation, as investors tried to determine the breadth and longevity of recent price increases. Developed Europe has been supported by a meaningful increase in the pace of vaccinations. Unfortunately many emerging market countries have not been as successful. India in particular has seen COVID-19 cases surge, serving as an example of the need to get vaccinations rolled out to less developed nations.
Vaccine rollouts continued in May, leading to loosened restrictions globally. As a result, equity markets in general saw a minor increase in returns. Concerns that the continued economic rebound could result in inflation increases becoming more than transitory were supported by the higher input costs businesses were experiencing. Meanwhile, those inflation concerns were tempered by the Fed, which stayed steady on its view of the economy and eased fears of a sudden and substantial policy change. Positive performance in the emerging market equity space was supported this month by steady consumer demand and strong commodity prices. Fixed-income markets were also slightly positive for the month, driven by inflation uncertainty and a softer U.S. dollar.
June witnessed the S&P 500 Index reach a new all-time high. 2021 economic growth and inflation forecasts were revised higher to reflect a strong economic recovery and some supply and demand imbalances. Late June saw a deal reached on a U.S. infrastructure package of approximately $1 trillion for road, bridge, and broadband network upgrades over the next eight years. The Fed’s June meeting yielded no change to policy, but its projections pointed to a possible interest rate rise in 2023. This, combined with a rebound in economic activity and investors searching for yield, led to U.S. Treasury yields being down for the month. Many European and Asian countries saw vaccination momentum increase, while the U.K. dealt with a rise in COVID-19 infections, specifically the Delta variant. Meanwhile, crude oil jumped over 10% in June on the back of the pickup in global economic activity and the Organization of the Petroleum Exporting Countries’ slow pace of supply growth.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Wells Fargo Funds
“ 2021 economic growth and inflation forecasts were revised higher to reflect a strong economic recovery and some supply and demand imbalances.”

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

4  |  Wells Fargo Strategic Municipal Bond Fund

Letter to shareholders (unaudited)
Preparing for LIBOR Transition
The global financial industry is preparing to transition away from the London Interbank Offered Rate (LIBOR), a key benchmark interest rate, to new alternative rates. LIBOR underpins trillions of dollars of financial contracts. It is the benchmark rate for a wide spectrum of products ranging from residential mortgages to corporate bonds to derivatives. Regulators have called for a market-wide transition away from LIBOR to successor reference rates by the end of 2021 (by June 30, 2023 for most tenors of the U.S. dollar LIBOR), which requires proactive steps be taken by issuers, counterparties, and asset managers to identify impacted products and adopt new reference rates.
The Fund holds one or more securities that use LIBOR as a floating reference rate and has a maturity date after December 31, 2021.
Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of successor reference rates, and any potential effects of the transition away from LIBOR on investment instruments that use it as a benchmark rate. The transition process may result in, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and could negatively impact the value of certain instruments held by the Fund.
Wells Fargo Asset Management is monitoring LIBOR exposure closely and has put resources and controls in place to manage this transition effectively. The Fund’s portfolio management team is evaluating LIBOR holdings to understand what happens to those securities when LIBOR ceases to exist, including examining security documentation to identify the presence or absence of fallback language identifying a replacement rate to LIBOR.
While the pace of transition away from LIBOR will differ by asset class and investment strategy, the portfolio management team will monitor market conditions for those holdings to identify and mitigate deterioration or volatility in pricing and liquidity and ensure appropriate actions are taken in a timely manner.
Further information regarding the potential risks associated with the discontinuation of LIBOR can be found in the Fund’s Statement of Additional Information.

Wells Fargo Strategic Municipal Bond Fund  |  5

Performance highlights (unaudited)
Investment objective	The Fund seeks current income exempt from regular federal income tax.
Manager	Wells Fargo Funds Management, LLC
Subadviser	Wells Capital Management, LLC
Portfolio managers	Terry J. Goode, Robert J. Miller, Nicholos Venditti*

Average annual total returns (%) as of June 30, 2021
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (VMPAX)	12-1-1994	-0.85	1.63	2.27	3.26	2.47	2.70	0.79	0.79
Class C (DHICX)	8-18-1997	1.49	1.70	1.93	2.49	1.70	1.93	1.54	1.54
Class R6 (VMPRX)[3]	7-31-2018	–	–	–	3.65	2.73	2.91	0.41	0.41
Administrator Class (VMPYX)	10-6-1997	–	–	–	3.27	2.57	2.83	0.73	0.68
Institutional Class (STRIX)[4]	11-30-2012	–	–	–	3.49	2.79	3.01	0.46	0.46
Bloomberg Barclays Short-Intermediate Municipal Bond Index[5]	–	–	–	–	2.18	2.33	2.68	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 4.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period.Class R6, Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through October 31, 2021, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.81% for Class A, 1.56% for Class C, 0.43% for Class R6, 0.68% for Administrator Class, and 0.48% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.
[4]	Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Administrator Class shares, and includes the higher expenses applicable to the Administrator Class shares. If these expenses had not been included, returns for the Institutional Class shares would be higher.
[5]	The Bloomberg Barclays Short-Intermediate Municipal Bond Index is a rules-based, market-value-weighted index composed of publicly traded municipal bonds that cover the U.S. dollar–denominated short-term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, insured bonds, and prefunded bonds. You cannot invest directly in an index.

*	Mr. Venditti became a portfolio manager of the Fund on September 1, 2020.

6  |  Wells Fargo Strategic Municipal Bond Fund

Performance highlights (unaudited)
Growth of $10,000 investment as of June 30, 20211
[1]	The chart compares the performance of Class A shares for the most recent ten years with the Bloomberg Barclays Short-Intermediate Municipal Bond Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.00%.
Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. High-yield securities have a greater risk of default and tend to be more volatile than higher-rated debt securities. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to municipal securities risk. Consult the Fund’s prospectus for additional information on these and other risks. A portion of the Fund’s income may be subject to federal, state, and/or local income taxes or the Alternative Minimum Tax (AMT). Any capital gains distributions may be taxable.

Wells Fargo Strategic Municipal Bond Fund  |  7

Performance highlights (unaudited)
MANAGER'S DISCUSSION
Fund highlights
■	The Fund outperformed its benchmark, the Bloomberg Barclays Short-Intermediate Municipal Bond Index, for the 12-month period that ended June 30, 2021.
■	Quality allocation and security selection were the largest contributors to performance.
■	Duration and curve position detracted slightly from relative performance as rates moved over the period.
The COVID-19 pandemic and the associated recovery efforts were the dominant market influences over the 12-month period.
The state of the pandemic in the U.S. deteriorated in the fall of 2020, with average daily confirmed cases of COVID-19 exceeding 250,000 late in the year. Hospitalizations and deaths from the virus also reached their highest points of the pandemic in the fall before it was announced that several promising vaccines would soon become available. The rollout of the vaccination effort continues, but as of the end of the second quarter of 2021, more than 50% of the U.S. population has received at least one dose of a vaccine. This brought new daily confirmed cases down to less than 12,000 by late June and has broadly allowed economies around the country to reopen and economic activity to accelerate.
The U.S. economy has also staged a significant recovery from the depths of the recession and the pandemic. Unemployment, which reached a multigenerational high level of over 14% in the spring of 2020, has fallen throughout the period to below 6%. The pace of the employment recovery has slowed materially in 2021, and the recovery has been uneven, upending employment progress made by several demographic groups over the past decade. Enhanced unemployment benefits, a portion of the massive fiscal stimulus injected into the economy over the past year, began to expire in many states near the end of the reporting period. Close attention will be paid to how employment progress evolves as these benefits expire. U.S. gross domestic product, after seeing the sharpest drop and largest increase on record in the post-war era in the second and third quarters of 2020, respectively, has continued to recover. The first-quarter 2021 reading came in at a very strong 6.4%. The increase in growth has led to expectations for higher inflation. The U.S. Federal Reserve (Fed) Board formally adopted a policy of allowing inflation to average 2% over "a period of time." Inflation readings in 2021 have risen, though Fed officials continue to suggest that they perceive this inflation as transitory. They see the supply-chain bottlenecks and employment market distortions brought on by the pandemic abating, which they believe will allow inflation to fall back toward their 2% target over the next few years.
Credit quality as of June 30, 2021[1]
[1]	The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/ or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the Fund’s portfolio with the ratings depicted in the chart are calculated based on the market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of the three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.

8  |  Wells Fargo Strategic Municipal Bond Fund

Performance highlights (unaudited)
U.S. Treasury yields rose throughout the period, with the yield on the 10-Year Treasury ending the period 79 basis points (bps; 100 bps equal 1.00%) higher than it started. The impact of rising Treasury yields affected most sectors of fixed income in the first quarter of 2021, with corporate bonds seeing their worst start to a year since 1980. Municipal yields, by contrast, fell over the past 12-month period. The yield to worst for the Bloomberg Barclays Municipal Bond Index* dropped nearly 50 bps since the end of June 2020. Inflows into municipal bond mutual funds and exchange-traded funds were positive for 57 out of the past 58 weeks, and flows through June 2021 alone would make this year the third-highest year of inflows for the asset class on record. This solid technical support has brought municipal-to-Treasury yield ratios to record lows and broadly lifted bond prices across the municipal bond market. Issuance for lower-investment-grade-rated issues and high-yield municipal bond issues were met with significant demand, bringing yields down further. Fundamentals in the municipal market have been strongly supported by the huge amounts of fiscal stimulus injected into the economy by the federal government. More than $5 trillion in stimulus was approved and began being distributed during the period. Municipal bond issuers benefited from hundreds of billions of dollars in the stimulus, which helped shore up fundamentals weakened by the pandemic and recession.
Factors across the market influenced Fund performance.
The volatility of March 2020 largely dissipated by the summer months. Investors hungry for yield began to shift away from high-quality bonds and more vanilla sectors into lower-rated credits and sectors that were hit harder by the COVID-19 shutdown. That trend accelerated through the end of 2020 and into 2021, leading low-investment-grade and below-investment-grade credits to outperform their higher-rated counterparts.
The Fund’s overweight to lower-investment-grade and below-investment-grade issuers drove relative performance. Security selection also buoyed performance relative to the benchmark. Select issuers, the state of Illinois, Puerto Rico, and New Jersey, drove results as they were added to the portfolio at attractive levels during a brief period of uncertainty surrounding the U.S. presidential election.
Effective maturity distribution as of June 30, 2021[1]
[1]	Figures represent the percentage of the Fund's long-term investments. These amounts are subject to change and may have changed since the date specified.
Interest rate movements were mixed, initially falling before rising rapidly in the first quarter of 2021. Duration and curve positioning in the portfolio mildly detracted over the period. The Fund’s shorter duration position hurt in the early part of the period but was additive in the first quarter of 2021 as Treasury rates began to move higher.
Outlook
The municipal bond market has performed exceptionally well on the heels of strong technical support. While we believe much of that support remains in place, we are cognizant of the fact that higher rates may be on the horizon. As we move into the fall of 2021, we believe security selection remains paramount. At current valuations, investors can no longer rely on price appreciation to drive results. Rather, consistent, durable income will be critical. We remain focused on constructing portfolios that are well positioned to perform through an economic cycle, providing our investors with a stable income stream.

*	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

Wells Fargo Strategic Municipal Bond Fund  |  9

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from January 1, 2021 to June 30, 2021.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 1-1-2021	Ending account value 6-30-2021	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,009.20	$3.94	0.79%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.88	$3.96	0.79%
Class C
Actual	$1,000.00	$1,005.45	$7.66	1.54%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.16	$7.70	1.54%
Class R6
Actual	$1,000.00	$1,011.10	$2.04	0.41%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.76	$2.06	0.41%
Administrator Class
Actual	$1,000.00	$1,008.68	$3.39	0.68%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.42	$3.41	0.68%
Institutional Class
Actual	$1,000.00	$1,009.77	$2.29	0.46%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.51	$2.31	0.46%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10  |  Wells Fargo Strategic Municipal Bond Fund

Portfolio of investments—June 30, 2021

	Principal	Value
Closed end municipal bond fund obligations: 0.65%
Other: 0.65%
Nuveen AMT-Free Municipal Credit Income Fund MuniFund Preferred Shares Series B (10,000 shares) 0.33% 144Aø	$10,000,000	$ 10,000,000
Nuveen AMT-Free Quality Municipal Income Fund Preferred Shares Series C (10,000 shares) 0.09% 144Aø	10,000,000	10,000,000
Total Closed end municipal bond fund obligations (Cost $20,000,000)		20,000,000

	Interest rate	Maturity date
Municipal obligations: 98.01%
Alabama: 1.13%
Health revenue: 0.18%
Birmingham AL Special Care Facilities Ascension Senior Credit Group Series C-1	1.85%	11-15-2046	5,395,000	5,515,225
Industrial development revenue: 0.13%
Selma AL Industrial Development Board Refunding Bonds Gulf Opportunity Zone International Paper Company	2.00	11-1-2033	3,675,000	3,857,192
Utilities revenue: 0.82%
Alabama Black Belt Energy Gas District Series A	4.00	12-1-2048	2,000,000	2,160,728
Lower Alabama Gas Supply District Project #2	4.00	12-1-2050	8,660,000	9,849,407
Southeast Alabama Gas Supply District Project #2 Series 2018A	4.00	6-1-2049	12,150,000	13,333,738
				25,343,873
				34,716,290
Alaska: 0.37%
Health revenue: 0.21%
Alaska Industrial Development & Export Authority Tanana Chiefs Conference Project Series 2019A	5.00	10-1-2027	1,455,000	1,790,301
Alaska Industrial Development & Export Authority Tanana Chiefs Conference Project Series 2019A	5.00	10-1-2028	1,530,000	1,917,687
Alaska Industrial Development & Export Authority Tanana Chiefs Conference Project Series 2019A	5.00	10-1-2029	2,220,000	2,833,390
				6,541,378
Utilities revenue: 0.16%
Alaska Industrial Development & Export Authority Power Refunding Bonds Snettisham Hydroelectric Project Series 2015	5.00	1-1-2022	1,735,000	1,769,871
Alaska Industrial Development & Export Authority Power Refunding Bonds Snettisham Hydroelectric Project Series 2015	5.00	1-1-2023	2,835,000	3,002,271
				4,772,142
				11,313,520
The accompanying notes are an integral part of these financial statements.

Wells Fargo Strategic Municipal Bond Fund  |  11

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Arizona: 2.39%
Education revenue: 0.50%
Arizona Board Regents University Arizona System Revenue Refunding Bonds Speed Series C	5.00%	8-1-2023	$ 1,000,000	$ 1,100,332
Arizona Board Regents University Arizona System Revenue Refunding Bonds Speed Series C	5.00	8-1-2025	600,000	710,658
Arizona IDA Agribusiness & Equine Center Incorporated Project Series 2017B 144A	4.00	3-1-2027	1,170,000	1,264,678
Arizona IDA Education Facility Leman Academy of Excellence Incorporated Project 144A	4.50	7-1-2029	765,000	811,222
Maricopa County AZ IDA Educational Horizon Community Learning Center Project	2.63	7-1-2021	550,000	550,000
Phoenix AZ IDA Great Hearts Academies Project	5.20	7-1-2022	240,000	240,000
Pima County AZ IDA American Leadership Academy Project Series 2015 144A	4.60	6-15-2025	770,000	817,429
Pima County AZ IDA Charter Schools Project Series 2013	4.50	7-1-2021	1,210,000	1,210,000
Pima County AZ IDA Charter Schools Project Series 2013	4.50	7-1-2022	1,225,000	1,249,833
Pima County AZ IDA Education Revenue Refunding Bonds Facility Edkey Charter 144A	3.50	7-1-2025	2,605,000	2,709,545
Pima County AZ IDA New Plan Learning Project Series A	7.75	7-1-2035	985,000	989,316
Pima County AZ IDA New Plan Learning Project Series A	8.13	7-1-2041	2,945,000	2,958,511
Pima County AZ IDA Noah Webster Schools Project Series A	5.50	12-15-2023	605,000	642,207
				15,253,731
GO revenue: 0.02%
Verrado AZ Community Facilities District #1 Series A 144A	5.00	7-15-2021	500,000	500,455
Health revenue: 0.68%
Maricopa County AZ IDA Senior Living Facilities Christian Care Retirement Apartments Incorporated Project	5.00	1-1-2022	1,065,000	1,089,478
Maricopa County AZ IDA Senior Living Facilities Christian Care Retirement Apartments Incorporated Project	5.00	1-1-2023	1,120,000	1,196,323
Maricopa County AZ IDA Senior Living Facilities Christian Care Surprise Incorporated Project 144A	5.00	1-1-2026	2,570,000	2,630,792
Maricopa County AZ IDA Series 2019C (SIFMA Municipal Swap +0.57%) ±	0.60	1-1-2035	5,675,000	5,651,754
RBC Municipal Products Incorporated (Royal Bank of Canada LOC, Royal Bank of Canada LIQ) 144Aø	0.06	2-1-2025	10,000,000	10,000,000
Tempe AZ IDA Mirabella Arizona State University Project Series B1 144A	4.00	10-1-2023	310,000	310,185
				20,878,532
Industrial development revenue: 0.65%
Chandler AZ IDA Intel Corporation Project	5.00	6-1-2049	11,645,000	13,139,948
Phoenix AZ IDA Various Republic Services Incorporated Projects øø	0.20	12-1-2035	7,000,000	7,000,008
				20,139,956
Miscellaneous revenue: 0.54%
Arizona IDA Revenue Lincoln South Beltway Project	5.00	2-1-2027	1,255,000	1,538,047
Arizona IDA Revenue Lincoln South Beltway Project	5.00	5-1-2027	1,125,000	1,387,738
Arizona IDA Revenue Lincoln South Beltway Project	5.00	8-1-2027	1,205,000	1,495,829
Arizona IDA Revenue Lincoln South Beltway Project	5.00	11-1-2027	1,000,000	1,248,944
The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Strategic Municipal Bond Fund

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Miscellaneous revenue (continued)
Navajo Nation AZ Series A 144A	4.00%	12-1-2022	$ 6,345,000	$ 6,483,293
Navajo Nation AZ Series A 144A	5.00	12-1-2025	4,110,000	4,547,662
				16,701,513
				73,474,187
Arkansas: 0.11%
Tax revenue: 0.11%
Bentonville AR Sales & Use Tax Refunding and Improvement Bonds Series 2021B %%	1.05	11-1-2046	3,000,000	2,974,949
Fayetteville AR Sales and Use Tax Capital Improvement Refunding Bonds Series A	1.60	11-1-2035	525,000	524,761
				3,499,710
California: 5.72%
Airport revenue: 0.28%
Port Oakland CA Revenue Refunding Bonds Intermediate Lien Series H	5.00	5-1-2024	3,100,000	3,481,184
San Francisco County CA AMT Series A	5.00	5-1-2027	4,775,000	4,962,679
				8,443,863
Education revenue: 0.03%
California Municipal Finance Authority Charter School Nova Academy Project Series 2016A 144A	4.00	6-15-2026	645,000	693,790
California School Finance Authority Charter School Rocketship Education Obligated Group Series 2017A 144A	4.50	6-1-2027	250,000	280,603
				974,393
GO revenue: 0.11%
El Cerrito CA Tax and Revenue Anticipation Notes	3.00	7-1-2021	3,510,000	3,510,000
Health revenue: 1.19%
California CDA Health Facilities Catholic Series D (AGM Insured) €	0.17	7-1-2041	8,700,000	8,700,000
California CDA Health Facilities Catholic Series E (AGM Insured) €	0.26	7-1-2040	8,525,000	8,525,000
California PFA Revenue Henry Mayo Newhall Hospital Series A	4.00	10-15-2026	415,000	476,567
California PFA Revenue Henry Mayo Newhall Hospital Series A	4.00	10-15-2027	400,000	465,792
California PFA Senior Living Revenue Refunding Bond Enso Village Project Series A 144A	5.00	11-15-2036	1,000,000	1,188,046
California PFA Senior Living Revenue Refunding Bond Enso Village Projext Series B2 144A	2.38	11-15-2028	1,000,000	1,013,838
California Tender Option Bond Trust Receipts/Floater Certificates Series 2017-XG0119 (Deutsche Bank LIQ) 144Aø	0.10	7-1-2044	14,900,000	14,900,000
San Buenaventura CA Community Mental Health System	6.50	12-1-2021	1,250,000	1,281,868
				36,551,111
Housing revenue: 0.14%
California HFA Municipal Certificate of Participation Series 2 Class A	4.00	3-20-2033	1,465,559	1,727,669
The accompanying notes are an integral part of these financial statements.

Wells Fargo Strategic Municipal Bond Fund  |  13

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Housing revenue (continued)
California Municipal Finance Authority Student Hosing Orchard Park Studing Housing Project Series 2021 (BAM Insured)	5.00%	5-15-2024	$ 500,000	$ 565,933
California Municipal Finance Authority Student Hosing Orchard Park Studing Housing Project Series 2021 (BAM Insured)	5.00	5-15-2025	400,000	468,042
California Municipal Finance Authority Student Hosing Orchard Park Studing Housing Project Series 2021 (BAM Insured)	5.00	5-15-2026	400,000	481,879
California Municipal Finance Authority Student Hosing Orchard Park Studing Housing Project Series 2021 (BAM Insured)	5.00	5-15-2027	500,000	617,573
California Municipal Finance Authority Student Hosing Orchard Park Studing Housing Project Series 2021 (BAM Insured)	5.00	5-15-2028	400,000	505,420
				4,366,516
Industrial development revenue: 1.27%
California Infrastructure & Economic Development Bank AMT Brightline West Passenger 144Aøø	0.45	1-1-2050	14,000,000	14,000,000
California Infrastructure & Economic Development Bank Brightline West Passenger Rail Project Series A 144Aøø	0.20	1-1-2050	25,000,000	24,998,703
				38,998,703
Miscellaneous revenue: 0.75%
Compton CA PFA Refunding Bond 144A	4.00	9-1-2022	2,305,000	2,348,543
Independent Cities Finance Authority California Sales Tax Revenue (AGM Insured) 144A	4.00	6-1-2022	300,000	309,395
Independent Cities Finance Authority California Sales Tax Revenue (AGM Insured) 144A	4.00	6-1-2024	310,000	337,580
Independent Cities Finance Authority California Sales Tax Revenue (AGM Insured) 144A	4.00	6-1-2026	350,000	397,165
Independent Cities Finance Authority California Sales Tax Revenue (AGM Insured) 144A	4.00	6-1-2036	800,000	951,019
Turlock CA PFA Water Revenue BAN	4.00	3-1-2027	18,500,000	18,615,823
				22,959,525
Resource recovery revenue: 0.49%
California Municipal Finance Authority Solid Waste Disposal Waste Management Project ø	0.20	10-1-2045	5,000,000	5,000,011
California PCFA Series A 144Aøø	0.20	8-1-2023	10,000,000	10,000,011
				15,000,022
Tax revenue: 1.39%
Mizuho Tender Option Bond Trust Receipts/Floater Certificates (Mizuho Capital Markets LIQ) 144Aø	0.09	7-11-2040	3,825,000	3,825,000
Mizuho Tender Option Bond Trust Receipts/Floater Certificates Series 2019-MIZ9002 (Mizuho Capital Markets LOC, Mizuho Capital Markets LIQ) 144Aø	0.28	9-1-2046	37,000,000	37,000,000
Transbay Joint Powers Authority Green Subordinated Bond Tax Allocation Bond Series B	2.40	10-1-2049	1,820,000	1,887,863
				42,712,863
The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Strategic Municipal Bond Fund

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Transportation revenue: 0.07%
Bay Area Toll Authority Toll Bridge Revenue Various Sanitary Francisco Bay Area (SIFMA Municipal Swap +0.45%) ±	0.48%	4-1-2056	$ 2,000,000	$ 2,002,500
				175,519,496
Colorado: 1.30%
Airport revenue: 0.22%
Denver CO City & County Airport System Revenue Series 2012B	5.00	12-1-2030	5,000,000	6,572,252
Education revenue: 0.32%
Colorado ECFA Eagle Ridge Academy Project 144A	3.63	11-1-2026	1,600,000	1,610,815
Colorado ECFA Rocky Mountain Classical Academy Project	6.38	9-1-2023	920,000	986,610
Colorado ECFA Vanguard School Project	4.00	6-15-2022	515,000	532,767
Colorado ECFA Windsor Charter Academy	3.88	9-1-2026	1,085,000	1,088,439
Colorado School of Mines Institutional Enterprise Refunding Bonds Series 2018A (1 Month LIBOR +0.50%) ±	0.56	2-1-2023	5,730,000	5,716,259
				9,934,890
GO revenue: 0.14%
Aviation Station North Metropolitan District #2 Colorado Improvement & Refunding Bonds Limited Tax Series A	4.00	12-1-2029	500,000	537,714
Centennial CO Southglenn Metropolitan District	3.00	12-1-2021	259,000	260,318
Grand River CO Hospital District (AGM Insured)	5.00	12-1-2025	1,000,000	1,159,466
Mirabelle Metropolitan District #2 Colorado Senior Series A	5.00	12-1-2039	700,000	766,335
Peak Metropolitan District #1 Colorado Limited Tax Series A 144A	4.00	12-1-2035	500,000	539,223
Sterling Ranch Community Authority Board Colorado Supported Revenue Refunding Bonds and Improvement Limited Tax District #2	3.38	12-1-2030	500,000	551,751
Thompson Crossing Metropolitan District #4 Colorado Improvement & Refunding Bonds Limited Tax	3.50	12-1-2029	515,000	550,570
				4,365,377
Health revenue: 0.41%
Colorado Health Facilities Authority Series B-2	5.00	8-1-2049	3,000,000	3,596,346
Colorado HFA Catholic Health Initiatives Series 2008-D2 (Morgan Stanley Bank LIQ) 144Aø	0.11	10-1-2037	9,000,000	9,000,000
				12,596,346
Miscellaneous revenue: 0.06%
Colorado State Bridge Enterprise Senior Revenue Bonds AMT Central 70 Project Private Activity	4.00	12-31-2024	1,610,000	1,798,173
Tax revenue: 0.12%
Centerra CO Metropolitan District #1 Series 2017 144A	5.00	12-1-2021	1,440,000	1,460,391
Centerra CO Metropolitan District #1 Series 2017 144A	5.00	12-1-2022	1,940,000	2,030,428
Pueblo CO Urban Renewal Authority Evraz Project Series B 144A¤	0.00	12-1-2025	200,000	173,623
				3,664,442
The accompanying notes are an integral part of these financial statements.

Wells Fargo Strategic Municipal Bond Fund  |  15

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Transportation revenue: 0.03%
Colorado E-470 Public Highway Authority CAB Series A	5.00%	9-1-2040	$ 800,000	$ 905,049
				39,836,529
Connecticut: 2.53%
Education revenue: 0.21%
Connecticut HEFAR Yale University Issue Series A-2	2.00	7-1-2042	1,500,000	1,601,750
Connecticut State HEFA University of Hartford Project Series N	5.00	7-1-2026	575,000	681,920
Connecticut State HEFA University of Hartford Project Series N	5.00	7-1-2027	430,000	521,645
Connecticut State HEFA University of Hartford Project Series N	5.00	7-1-2028	530,000	655,850
Connecticut State Higher Education Supplemental Loan Authority AMT Chelsea Loan Program Series B	5.00	11-15-2025	480,000	563,720
Connecticut State Higher Education Supplemental Loan Authority AMT Chelsea Loan Program Series B	5.00	11-15-2026	385,000	462,346
Connecticut State Higher Education Supplemental Loan Authority AMT Chelsea Loan Program Series B	5.00	11-15-2026	940,000	1,134,291
Connecticut State Higher Education Supplemental Loan Authority AMT Chelsea Loan Program Series B	5.00	11-15-2027	125,000	148,962
Connecticut State Higher Education Supplemental Loan Authority AMT Chelsea Loan Program Series B	5.00	11-15-2027	500,000	616,199
				6,386,683
GO revenue: 0.31%
Bridgeport CT Series A	5.00	6-1-2026	1,220,000	1,449,559
Bridgeport CT Series A	5.00	6-1-2027	1,425,000	1,735,477
Bridgeport CT Series A	5.00	6-1-2028	1,605,000	1,997,289
Hartford CT Series A	5.00	4-1-2025	2,500,000	2,702,483
Hartford CT Series A	5.00	4-1-2027	1,650,000	1,779,715
				9,664,523
Health revenue: 0.33%
Connecticut HEFA Revenue Hartford Healthcare Series B2	5.00	7-1-2053	7,800,000	9,528,001
Connecticut HEFA Revenue McLean Affiliates Incorporated Series B2 144A	2.75	1-1-2026	650,000	658,077
				10,186,078
Housing revenue: 0.32%
Meriden CT MFHR Yale Acres Project	1.73	8-1-2022	9,635,000	9,714,348
Tax revenue: 1.36%
Connecticut State Special Tax Obligation Revenue Transportation Infrastructure Purpose Series A	5.00	8-1-2029	17,125,000	20,176,730
Connecticut State Special Tax Obligation Revenue Transportation Infrastructure Purpose Series B	5.00	10-1-2030	3,000,000	3,815,223
Connecticut State Special Tax Obligation Revenue Transportation Infrastructure Purpose Series B	5.00	10-1-2031	9,000,000	11,408,035
Connecticut State Special Tax Obligation Revenue Transportation Infrastructure Purpose Series B	5.00	10-1-2032	5,000,000	6,326,898
				41,726,886
				77,678,518
The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Strategic Municipal Bond Fund

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Delaware: 0.05%
Education revenue: 0.05%
Delaware EDA Odyssey Charter School Project Series A 144A	6.25%	9-1-2025	$ 1,485,000	$ 1,619,868
District of Columbia: 0.94%
Airport revenue: 0.20%
Metropolitan Washington Airports Authority Series A %%	5.00	10-1-2026	5,000,000	6,082,681
Education revenue: 0.07%
District of Columbia Revenue Two Rivers Public Charter School Incorporate	3.00	6-1-2030	1,100,000	1,137,680
District of Columbia Revenue Two Rivers Public Charter School Incorporate	4.00	6-1-2030	1,000,000	1,139,584
				2,277,264
Housing revenue: 0.53%
District of Columbia HFA MFHR 1550 First Street Project	1.46	6-1-2039	16,100,000	16,248,181
Water & sewer revenue: 0.14%
District of Columbia Water and Sewer Authority Public Utility Subordinated Lien Bond Series C	1.75	10-1-2054	4,000,000	4,167,094
				28,775,220
Florida: 2.98%
Airport revenue: 0.61%
Broward County FL Port Facilities Revenue Refunding Bonds Series C	5.00	9-1-2027	2,330,000	2,918,262
Miami-Dade County FL Aviation Refunding Bonds AMT	5.00	10-1-2029	11,000,000	12,478,901
Miami-Dade County FL Seaport AMT Series B	6.00	10-1-2032	1,385,000	1,542,634
Miami-Dade County FL Seaport AMT Series B	6.00	10-1-2033	1,500,000	1,670,723
				18,610,520
Education revenue: 0.53%
Capital Trust Agency Educational Facilities Renaissance Charter School Incorporated Projects Series 2017A 144A	4.38	6-15-2027	1,105,000	1,178,138
Capital Trust Agency Educational Facilities Renaissance Charter School Incorporated Projects Series A 144A	4.00	6-15-2029	2,410,000	2,593,702
Capital Trust Agency Educational Facilities Renaissance Imagine School at Land O' Lakes 144A	3.00	12-15-2029	420,000	440,544
Florida Development Finance Corporation Educational Facilities Revenue Renaissance Charter School Incorporated 144A	4.00	9-15-2030	470,000	514,790
Florida State HEFAR Educational Facilities Florida Institute of Technology	5.00	10-1-2027	650,000	799,104
Florida State HEFAR Educational Facilities Florida Institute of Technology	5.00	10-1-2028	1,050,000	1,317,848
Florida State HEFAR Educational Facilities Florida Institute of Technology	5.00	10-1-2029	1,000,000	1,277,667
Miami-Dade County FL IDA Youth Charter Schools Project Series 2015A 144A	5.00	9-15-2025	700,000	745,217
Tender Option Bond Trust Receipts/Certificates (Morgan Stanley Bank LIQ) 144Aø	0.15	4-1-2053	7,325,000	7,325,000
				16,192,010
The accompanying notes are an integral part of these financial statements.

Wells Fargo Strategic Municipal Bond Fund  |  17

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Health revenue: 0.83%
Highlands County FL Health Facilities Authority Hospital Adventhealth Obligated Group Series D ø%%	0.02%	11-15-2056	$15,000,000	$ 15,000,000
Lakeland FL Hospital System Lakeland Regional Health System	5.00	11-15-2022	4,495,000	4,573,202
Palm Beach County FL HFA Revenue Toby and Leon Cooperman Sinai	2.63	6-1-2025	4,000,000	4,130,276
St. Johns County FL IDA Senior Living Vicars Landing Project Series A %%	4.00	12-15-2029	225,000	257,753
St. Johns County FL IDA Senior Living Vicars Landing Project Series A %%	4.00	12-15-2030	200,000	228,062
St. Johns County FL IDA Senior Living Vicars Landing Project Series A %%	4.00	12-15-2031	205,000	232,824
St. Johns County FL IDA Senior Living Vicars Landing Project Series A %%	4.00	12-15-2036	1,000,000	1,125,986
				25,548,103
Housing revenue: 0.09%
University of West Florida Foundation Incorporated Dormitory Series A	5.00	6-1-2022	1,325,000	1,379,553
University of West Florida Foundation Incorporated Dormitory Series A	5.00	6-1-2023	1,190,000	1,291,022
				2,670,575
Industrial development revenue: 0.15%
Escambia County FL Environmental Improvement Refunding Bonds International Paper Company Project Series B	2.00	11-1-2033	825,000	865,900
Florida Development Finance Corporation 144A	5.00	5-1-2029	2,000,000	2,158,411
Florida Development Finance Corporation Solid Waste AMT Pro USA Incorporated	3.00	6-1-2032	1,500,000	1,583,400
				4,607,711
Miscellaneous revenue: 0.09%
Florida Village Community Development District #10 Special Assessment Bonds	5.13	5-1-2024	1,370,000	1,468,343
Florida Village Community Development District #13 Special Assessment Bonds	2.63	5-1-2024	375,000	384,954
Pinellas County FL IDA 2017 Foundation for Global Understanding Incorporated Project	5.00	7-1-2029	910,000	1,047,741
				2,901,038
Resource recovery revenue: 0.12%
Florida Development Finance Corporation Solid Waste AMT Pro USA Incorporated 144A	5.00	8-1-2029	3,500,000	3,635,387
Transportation revenue: 0.09%
Miami-Dade County FL Expressway Authority Toll System (AGM Insured, Citibank NA LIQ) 144Aø	0.13	7-1-2035	1,050,000	1,050,000
Osceola County FL Transportation Revenue Improvement & Refunding Bonds Osceola Parkway Series 2019A-1	5.00	10-1-2027	950,000	1,207,261
Osceola County FL Transportation Revenue Improvement & Refunding Bonds Osceola Parkway Series 2019A-1	5.00	10-1-2029	450,000	599,158
				2,856,419
The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Strategic Municipal Bond Fund

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Water & sewer revenue: 0.47%
Tohopekaliga FL Water Authority Utility System Bond 144A	5.00%	10-1-2025	$12,000,000	$ 14,314,448
				91,336,211
Georgia: 4.13%
Health revenue: 0.34%
Georgia Tender Option Bond Trust Receipts/Floater Certificates Series 2015-XF1016 (Barclays Bank plc LIQ) 144Aø	0.08	8-15-2049	10,520,000	10,520,000
Housing revenue: 0.03%
Northwest Georgia Housing Authority MFHR Charles Hight Apartments Project (FHA Insured)	1.54	8-1-2022	1,000,000	1,001,014
Industrial development revenue: 0.20%
George L Smith II Georgia World Congress Center Authority Convention Center Hotel Series B 144A	3.63	1-1-2031	2,000,000	2,253,217
George L Smith II Georgia World Congress Center Authority Convention Center Hotel Series B 144A	5.00	1-1-2036	1,750,000	2,145,765
George L Smith II Georgia World Congress Center Authority Convention Center Hotel Series B 144A	5.00	1-1-2054	1,500,000	1,797,429
				6,196,411
Transportation revenue: 0.06%
Georgia Road & Tollway Authority I-75 S Express Lanes Project Series A 144A¤	0.00	6-1-2024	1,770,000	1,653,036
Utilities revenue: 3.50%
Appling County GA Development Authority Oglethorpe Power Corporation Hatch Project	1.50	1-1-2038	2,500,000	2,559,276
Bartow County GA Development Authority Georgia Power Company Plant Bowen Project	1.55	8-1-2043	6,500,000	6,590,543
Bartow County GA Development Authority Pollution Control Georgia Power Company Plant Bowen Project	2.75	12-1-2032	4,500,000	4,680,266
Burke County GA Development Authority Georgia Power Company Plant Vogtle Project	2.25	10-1-2032	1,500,000	1,551,096
Burke County GA Development Authority Oglethorpe Power Corporation Vogtle Project Series E	3.25	11-1-2045	3,000,000	3,256,251
Burke County GA Development Authority Oglethorpe Power Corporation Vogtle Project Series F	3.00	11-1-2045	14,955,000	15,543,696
Burke County GA Development Authority PCR Bonds Georgia Power Company Plant Vogtle Project	1.70	12-1-2049	3,500,000	3,620,134
Dalton GA Utilities Revenue Combined Bonds	5.00	3-1-2023	625,000	672,457
Dalton GA Utilities Revenue Combined Bonds	5.00	3-1-2024	350,000	391,874
Dalton GA Utilities Revenue Combined Bonds	5.00	3-1-2025	400,000	463,900
Dalton GA Utilities Revenue Combined Bonds	5.00	3-1-2026	600,000	718,133
Dalton GA Utilities Revenue Combined Bonds	5.00	3-1-2027	700,000	860,019
Dalton GA Utilities Revenue Combined Bonds	5.00	3-1-2028	850,000	1,069,681
Dalton GA Utilities Revenue Combined Bonds	5.00	3-1-2029	1,000,000	1,281,647
Dalton GA Utilities Revenue Combined Bonds	5.00	3-1-2030	1,100,000	1,436,656
Dalton GA Utilities Revenue Combined Bonds	5.00	3-1-2031	1,000,000	1,303,743
Dalton GA Utilities Revenue Combined Bonds	5.00	3-1-2032	1,000,000	1,294,872
Main Street Natural Gas Incorporated Georgia Gas Project Series B	4.00	8-1-2049	10,000,000	11,144,685
Main Street Natural Gas Incorporated Georgia Gas Project Series C (Royal Bank of Canada LIQ)	4.00	8-1-2048	14,485,000	15,642,208
The accompanying notes are an integral part of these financial statements.

Wells Fargo Strategic Municipal Bond Fund  |  19

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Utilities revenue (continued)
Main Street Natural Gas Incorporated Georgia Gas Project Series C	4.00%	3-1-2050	$10,500,000	$ 12,139,684
Main Street Natural Gas Incorporated Georgia Gas Project Subordinate Bond Series A (Royal Bank of Canada LIQ)	4.00	4-1-2048	2,640,000	2,831,996
Main Street Natural Gas Incorporated Georgia Gas Project Subordinate Bond Series B (1 Month LIBOR +0.75%) ±	0.81	4-1-2048	4,700,000	4,723,415
Municipal Electric Authority Georgia General Resolution Projects Subordinate Bonds Series A	5.00	1-1-2028	1,035,000	1,293,783
Municipal Electric Authority Georgia General Resolution Projects Subordinated Bonds Series A	5.00	1-1-2027	1,010,000	1,234,823
Municipal Electric Authority Georgia Plant Vogtle Units 3&4 Project M Series A	5.00	1-1-2027	300,000	366,779
Municipal Electric Authority Georgia Plant Vogtle Units 3&4 Project M Series A	5.00	1-1-2028	400,000	500,013
Municipal Electric Authority Georgia Plant Vogtle Units 3&4 Project M Series A	5.00	1-1-2029	400,000	504,765
Municipal Electric Authority Georgia Plant Vogtle Units 3&4 Project P Series B	5.00	1-1-2028	1,000,000	1,239,384
Municipal Electric Authority Georgia Plant Vogtle Units 3&4 Project P Series B	5.00	1-1-2029	910,000	1,135,838
Municipal Electric Authority Georgia Project One Subordinated Bonds Series A	5.00	1-1-2027	1,150,000	1,405,986
Municipal Electric Authority Georgia Project One Subordinated Bonds Series A	5.00	1-1-2028	1,270,000	1,587,541
Municipal Electric Authority Georgia Project One Subordinated Bonds Series A	5.00	1-1-2029	1,140,000	1,453,403
Municipal Electric Authority Georgia Project One Subordinated Bonds Series A	5.00	1-1-2030	1,025,000	1,295,745
Municipal Electric Authority Georgia Project One Subordinated Bonds Series A	5.00	1-1-2031	1,385,000	1,741,559
				107,535,851
				126,906,312
Guam: 0.14%
Miscellaneous revenue: 0.08%
Guam Government Department Education Certificates Participation Refunding Bonds John F Kennedy High School	3.63	2-1-2025	750,000	790,399
Guam Government Department Education Certificates Participation Refunding Bonds John F Kennedy High School	4.25	2-1-2030	1,355,000	1,519,181
				2,309,580
Tax revenue: 0.06%
Guam Governmnet Business Privilege Tax Refunding Bonds Series F %%	5.00	1-1-2030	750,000	943,189
Guam Governmnet Business Privilege Tax Refunding Bonds Series F %%	5.00	1-1-2031	750,000	957,377
				1,900,566
				4,210,146
The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo Strategic Municipal Bond Fund

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Hawaii: 0.30%
Airport revenue: 0.03%
Hawaii State Airports System Revenue Unrefunded Balance Refunding Bonds AMT	5.00%	7-1-2024	$ 445,000	$ 447,359
Hawaii State Airports System Revenue Unrefunded Balance Refunding Bonds AMT	5.00	7-1-2024	555,000	555,000
				1,002,359
Health revenue: 0.27%
Hawaii Department of Budget & Finance Queens Health System Series B (SIFMA Municipal Swap +0.45%) ±	0.48	7-1-2039	8,350,000	8,350,000
				9,352,359
Illinois: 18.54%
Airport revenue: 1.80%
Chicago IL Midway Airport Second Lien Refunding Bonds Series 2013A	5.50	1-1-2027	3,925,000	4,221,113
Chicago IL Midway Airport Second Lien Refunding Bonds Series 2014A	5.00	1-1-2026	7,000,000	7,760,740
Chicago IL Midway Airport Second Lien Refunding Bonds Series 2014A	5.00	1-1-2030	5,175,000	5,704,771
Chicago IL O'Hare International Airport AMT Passenger Facility Charge Refunding Bonds Series B	5.00	1-1-2032	5,125,000	5,250,876
Chicago IL O'Hare International Airport Customer Facility Charge	5.25	1-1-2023	1,350,000	1,434,030
Chicago IL O'Hare International Airport Customer Facility Charge	5.25	1-1-2024	1,665,000	1,777,921
Chicago IL O'Hare International Airport Passenger Facility Charge	4.00	1-1-2029	10,955,000	11,170,167
Chicago IL O'Hare International Airport Senior Lien Bonds Series 2015 C	5.00	1-1-2022	695,000	711,327
Chicago IL O'Hare International Airport Senior Lien Refunding Bonds Series 2013A	5.00	1-1-2026	2,690,000	2,869,122
Chicago IL O'Hare International Airport Senior Lien Refunding Bonds Series 2015A	5.00	1-1-2028	10,045,000	11,498,378
Chicago IL O'Hare International Airport Senior Lien Refunding Bonds Series 2017D	5.00	1-1-2025	2,450,000	2,819,146
				55,217,591
Education revenue: 0.62%
Illinois Finance Authority Revenue Refunding Bonds Bradley University Project Series C	5.00	8-1-2028	1,860,000	2,194,011
Illinois Finance Authority Revenue University Chicago Series A %%	5.00	10-1-2031	4,000,000	5,449,637
Illinois Finance Authority Revenue University Chicago Series A %%	5.00	10-1-2032	3,750,000	5,196,146
Southern Illinois University Board of Trustees Housing & Auxiliary Facilities System Series A (BAM Insured)	4.00	4-1-2028	725,000	856,529
University of Illinois Board of Trustees Auxiliary Facilities System Refunding Bonds	4.00	4-1-2030	5,000,000	5,275,316
				18,971,639
GO revenue: 6.74%
Bensenville IL Series B (AGM Insured)	5.00	12-30-2025	435,000	445,534
Berwyn IL Series A	5.00	12-1-2028	3,000,000	3,474,436
The accompanying notes are an integral part of these financial statements.

Wells Fargo Strategic Municipal Bond Fund  |  21

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
GO revenue (continued)
Berwyn IL Series A	5.00%	12-1-2029	$ 2,345,000	$ 2,701,390
Chicago IL Board of Education Dedicated Revenues Series A	5.00	12-1-2031	2,500,000	3,273,099
Chicago IL Board of Education Dedicated Revenues Series A	5.00	12-1-2032	2,875,000	3,749,362
Chicago IL Board of Education Dedicated Revenues Series A	5.00	12-1-2033	3,400,000	4,423,424
Chicago IL Board of Education Unlimited Tax General Obligation Refunding Bonds Series 2018A (AGM Insured)	5.00	12-1-2024	3,000,000	3,435,842
Chicago IL CAB City Colleges (NPFGC Insured) ¤	0.00	1-1-2024	14,800,000	14,325,798
Chicago IL CAB City Colleges (NPFGC Insured) ¤	0.00	1-1-2027	7,720,000	6,985,440
Chicago IL Park District General Obligation Limited Series A	5.00	1-1-2022	400,000	409,153
Chicago IL Park District General Obligation Limited Series A	5.00	1-1-2023	800,000	854,766
Chicago IL Park District General Obligation Limited Series A	5.00	1-1-2024	550,000	608,614
Chicago IL Park District General Obligation Limited Series A	5.00	1-1-2025	625,000	713,800
Chicago IL Park District General Obligation Limited Series C	5.00	1-1-2022	1,000,000	1,022,883
Chicago IL Park District General Obligation Limited Series C	5.00	1-1-2023	1,000,000	1,068,457
Chicago IL Park District General Obligation Limited Series C	5.00	1-1-2024	410,000	453,694
Chicago IL Park District Harbor Facilities Series D	5.00	1-1-2022	1,645,000	1,682,643
Chicago IL Park District Harbor Facilities Series D	5.00	1-1-2023	1,175,000	1,255,437
Chicago IL Park District Limited Tax Series B	5.00	1-1-2022	4,675,000	4,781,978
Chicago IL Park District Unlimited Tax Series E	5.00	11-15-2022	1,235,000	1,312,430
Chicago IL Park District Unlimited Tax Series E	5.00	11-15-2023	1,295,000	1,431,893
Chicago IL Prerefunded Refunding Bonds Series C	5.00	1-1-2022	1,490,000	1,525,450
Chicago IL Prerefunded Refunding Bonds Series C	5.00	1-1-2023	765,000	819,150
Chicago IL Refunding Bonds Project Series B	5.13	1-1-2027	1,700,000	1,945,867
Chicago IL Refunding Bonds Project Series B	5.50	1-1-2032	1,145,000	1,316,535
Chicago IL Series A	5.00	1-1-2025	2,000,000	2,294,318
Chicago IL Series A	5.00	1-1-2027	4,045,000	4,454,629
Chicago IL Series A	5.00	1-1-2027	8,000,000	9,724,858
Chicago IL Series A	5.00	1-1-2028	6,125,000	7,628,656
Chicago IL Series C	5.00	1-1-2026	970,000	1,147,093
Chicago IL Unrefunded Balance Refunding Bonds Series C	5.00	1-1-2022	760,000	775,428
Chicago IL Unrefunded Balance Refunding Bonds Series C	5.00	1-1-2023	1,735,000	1,848,517
Cook County IL Community Consolidated School District #15 Limited Tax	5.00	12-1-2026	2,540,000	3,047,842
Cook County IL Refunding Bonds Series A	5.00	11-15-2028	2,300,000	2,933,975
Cook County IL Refunding Bonds Series A	5.00	11-15-2031	3,650,000	4,861,560
Cook County IL School District #123 Oak Lawn CAB (NPFGC Insured) ¤	0.00	12-1-2021	1,090,000	1,086,543
Cook County IL School District #153 Homewood Series A (AGM Insured) ¤	0.00	12-15-2023	1,225,000	1,200,831
Cook County IL School District #227 Rich Township Refunding Bonds Series 2015	3.00	12-1-2024	965,000	1,036,458
Cook County IL School District #99 Cicero Limited Tax (BAM Insured)	5.00	12-1-2026	3,030,000	3,642,771
Cook County IL School District #99 Cicero Limited Tax (BAM Insured)	5.00	12-1-2027	2,950,000	3,649,447
The accompanying notes are an integral part of these financial statements.

22  |  Wells Fargo Strategic Municipal Bond Fund

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
GO revenue (continued)
Cook County IL School District #99 Cicero Limited Tax (BAM Insured)	5.00%	12-1-2028	$ 2,285,000	$ 2,886,029
Cook County IL School District #99 Cicero Refunding Bonds Limited Tax Series B	5.00	12-1-2022	1,000,000	1,061,180
Cook County IL School District #99 Cicero Refunding Bonds Limited Tax Series B	5.00	12-1-2024	1,000,000	1,136,556
Cook County IL School District #99 Cicero Refunding Bonds Limited Tax Series B	5.00	12-1-2025	1,000,000	1,167,431
Cook County IL Series A	5.00	11-15-2021	2,250,000	2,290,040
Cook County IL Series A (AGM Insured)	5.00	11-15-2026	3,000,000	3,676,358
Cook County IL Series A	5.00	11-15-2030	2,200,000	2,675,980
Cook County IL Series A (AGM Insured)	5.25	11-15-2022	1,000,000	1,018,774
Decatur IL Macon County General Obligation Refunding Bonds Series 2013	5.00	3-1-2024	1,405,000	1,514,866
DeKalb & Kane Counties IL Community (AGM Insured) ¤	0.00	1-1-2024	2,345,000	2,320,559
DeKalb & Kane Counties IL Community (AGM Insured) ¤	0.00	1-1-2024	2,830,000	2,758,434
DeKalb & Kane Counties IL Community Unit School District #427 Sycamore Prerefunded Bond Balance CAB (AGM Insured) ¤	0.00	1-1-2024	455,000	450,258
DuPage & Cook Counties IL Township High School District #86 Hinsdale	4.00	1-15-2034	2,815,000	3,270,423
Illinois	5.00	11-1-2025	5,000,000	5,888,997
Illinois Land Refunding Bonds Series A	5.00	10-1-2026	3,000,000	3,613,601
Illinois Series 2012	5.00	3-1-2028	6,465,000	6,664,476
Illinois Series A	5.00	4-1-2023	3,500,000	3,781,794
Kane, Cook & DuPage Counties IL School District #46 Elgin Series 2015A	5.00	1-1-2028	1,555,000	1,732,630
Kane, Cook & DuPage Counties IL School District #46 Elgin Series 2015D	5.00	1-1-2032	1,025,000	1,139,914
Kane, Cook & DuPage Counties IL School District #46 Elgin Unrefunded Bond Balance Series 2012B	4.50	1-1-2025	4,295,000	4,384,414
Madison-Macoupin Etc Counties IL Community College District #536 Series A (BAM Insured)	5.00	11-1-2025	1,620,000	1,862,974
Madison-Macoupin Etc Counties IL Community College District #536 Series A (BAM Insured)	5.00	11-1-2026	1,410,000	1,619,960
Peoria County IL School District #150 Peoria Series A (AGM Insured)	4.00	12-1-2027	1,000,000	1,171,293
Peoria County IL School District #150 Peoria Series A (AGM Insured)	4.00	12-1-2028	950,000	1,105,763
Peoria County IL School District #150 Peoria Series A (AGM Insured)	4.00	12-1-2029	4,000,000	4,632,404
Rockford IL Waterworks System Series B (BAM Insured)	5.00	12-15-2021	1,015,000	1,036,479
Rockford IL Waterworks System Series B (BAM Insured)	5.00	12-15-2022	1,065,000	1,136,902
Waukegan IL Series 2015A (AGM Insured)	5.00	12-30-2031	1,000,000	1,153,569
Will County IL	4.00	11-15-2035	2,490,000	2,827,994
Will County IL Lincoln-Way Community High School District #210 Refunded Bond (AGM Insured)	4.00	1-1-2022	600,000	610,449
Will County IL Lincoln-Way Community High School District #210 Unrefunded Bond CAB (AGM Insured) ¤	0.00	1-1-2026	8,695,000	8,125,323
Will County IL Lincoln-Way Community High School District #210 Unrefunded CAB (AGM Insured) ¤	0.00	1-1-2025	14,385,000	13,725,397
The accompanying notes are an integral part of these financial statements.

Wells Fargo Strategic Municipal Bond Fund  |  23

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
GO revenue (continued)
Will County IL School District #114 Series 2004C (NPFGC Insured) ¤	0.00%	12-1-2021	$ 120,000	$ 119,876
Will County IL School District #114 Series 2004C (NPFGC Insured) ¤	0.00	12-1-2021	935,000	931,765
				206,842,863
Health revenue: 0.44%
Illinois Finance Authority Ascension Health Alliance Senior Credit Group Bonds Series A	5.00	11-15-2027	1,000,000	1,018,094
Illinois Finance Authority Revenue Advocate Health Care Network	4.00	11-1-2030	3,000,000	3,386,988
Illinois Finance Authority Revenue Bonds Lutheran Life Communities	4.00	11-1-2022	390,000	403,577
Illinois Finance Authority Revenue Bonds Lutheran Life Communities	4.00	11-1-2024	420,000	454,408
Illinois Finance Authority Revenue Bonds Series 2014	5.00	8-1-2038	1,520,000	1,736,875
Illinois Finance Authority Rosalind Franklin University of Medicine & Science Series A	3.25	2-15-2022	130,000	131,114
Illinois Finance Authority The Carle Foundation Series B	5.00	8-15-2053	4,800,000	6,485,437
				13,616,493
Housing revenue: 0.09%
Illinois Housing Development Authority Homeowner Mortgage 2016 Series C	2.90	8-1-2031	1,000,000	1,056,447
Northern Illinois University Auxiliary Facilities System Series 2021 (BAM Insured) %%	5.00	10-1-2027	350,000	430,720
Northern Illinois University Auxiliary Facilities System Series 2021 (BAM Insured) %%	5.00	10-1-2029	650,000	825,843
Northern Illinois University Auxiliary Facilities System Series 2021 (BAM Insured) %%	5.00	10-1-2030	325,000	418,206
				2,731,216
Miscellaneous revenue: 2.36%
Brookfield IL Revenue Adjusted Brookfield Zoo Project (Northern Trust Company LOC) ø	0.03	6-1-2038	1,430,000	1,430,000
Chicago IL Board of Education Refunding Bonds Series B	5.00	12-1-2026	2,000,000	2,429,481
Chicago IL Board of Education Refunding Bonds Series B	5.00	12-1-2027	1,625,000	2,023,105
Illinois	5.50	7-1-2033	4,000,000	4,341,588
Illinois Refunding Bonds Series 2016	5.00	2-1-2026	2,000,000	2,370,977
Illinois Series 2012	5.00	8-1-2021	5,620,000	5,641,903
Illinois Series 2013 (AGM Insured)	5.00	7-1-2023	4,875,000	5,341,185
Illinois Series 2017D	5.00	11-1-2022	1,805,000	1,917,486
Illinois Series A	5.00	11-1-2023	8,955,000	9,888,419
Illinois Series A	5.00	12-1-2035	650,000	778,365
Illinois Series D	5.00	11-1-2021	6,080,000	6,176,536
Illinois Tender Option Bond Trust Receipts/Floater Certificates Series 2020-XF2854 (Barclays Bank plc LOC, Barclays Bank plc LIQ) 144Aø	0.15	6-15-2050	30,000,000	30,000,000
				72,339,045
Tax revenue: 5.02%
Chicago IL Motor Fuel Tax Refunding Bonds Series 2013	5.00	1-1-2022	1,810,000	1,829,534
Chicago IL Motor Fuel Tax Refunding Bonds Series 2013	5.00	1-1-2023	2,400,000	2,493,123
Chicago IL Motor Fuel Tax Refunding Bonds Series 2013	5.00	1-1-2024	2,475,000	2,642,990
Chicago IL Motor Fuel Tax Refunding Bonds Series 2013	5.00	1-1-2025	1,000,000	1,067,122
The accompanying notes are an integral part of these financial statements.

24  |  Wells Fargo Strategic Municipal Bond Fund

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Tax revenue (continued)
Chicago IL Tax Increment Bond Pilson Redevelopment Project Series A	5.00%	6-1-2022	$ 1,635,000	$ 1,693,204
Chicago IL Transit Authority Sales Tax Receipts Series 2011	5.25	12-1-2036	17,415,000	17,786,020
Cook County IL Sales Tax Revenue	5.00	11-15-2029	1,000,000	1,259,685
Cook County IL Sales Tax Revenue Series A	5.00	11-15-2029	675,000	878,117
Cook County IL Sales Tax Revenue Series A	5.00	11-15-2030	1,775,000	2,349,393
Cook County IL Sales Tax Revenue Series A	5.00	11-15-2031	2,250,000	3,018,041
Cook County IL Sales Tax Revenue Series A	5.00	11-15-2032	1,315,000	1,757,257
Illinois Junior Obligation	5.00	6-15-2025	9,025,000	9,800,281
Illinois Regional Transportation Authority Series A (AGM Insured)	5.25	6-1-2024	9,995,000	11,326,294
Illinois Regional Transportation Authority Series B-RMKT øø	0.55	6-1-2025	6,900,000	6,900,000
Illinois Sales Tax First Series (NPFGC Insured)	6.00	6-15-2024	515,000	595,449
Illinois Sales Tax First Series (NPFGC Insured)	6.00	6-15-2025	8,365,000	10,132,605
Illinois Sports Facilities Authority Refunding Bonds Insured State Tax Supported (BAM Insured)	5.00	6-15-2028	1,500,000	1,864,668
Illinois Sports Facilities Authority Refunding Bonds Insured State Tax Supported (BAM Insured)	5.00	6-15-2028	1,515,000	1,883,315
Illinois Sports Facilities Authority Refunding Bonds Insured State Tax Supported (BAM Insured)	5.00	6-15-2030	2,000,000	2,519,317
Illinois Sports Facilities Authority Refunding Bonds Insured State Tax Supported (BAM Insured)	5.00	6-15-2030	3,250,000	4,093,890
Illinois Sports Facilities Authority Refunding Bonds Insured State Tax Supported CAB (Ambac Insured) ¤	0.00	6-15-2022	3,795,000	3,756,993
Illinois Sports Facilities Authority Refunding Bonds Insured State Tax Supported CAB (Ambac Insured) ¤	0.00	6-15-2026	1,740,000	1,598,916
Illinois Sports Facilities Authority Refunding Bonds Insured State Tax Supported Series 2014	5.00	6-15-2022	3,395,000	3,506,662
Illinois Sports Facilities Authority Refunding Bonds Insured State Tax Supported Series 2014	5.00	6-15-2023	3,220,000	3,448,504
Illinois Sports Facilities Authority Refunding Bonds Insured State Tax Supported Series 2014	5.00	6-15-2024	4,135,000	4,589,020
Illinois Sports Facilities Authority State Tax Supported Refunding Bond	5.00	6-15-2028	1,000,000	1,217,887
Metropolitan Pier & Exposition Authority CAB McCormick Place Expansion Project Series A (NPFGC Insured) ¤	0.00	12-15-2022	1,390,000	1,374,023
Metropolitan Pier & Exposition Authority CAB McCormick Place Expansion Project Series A (NPFGC Insured) ¤	0.00	12-15-2029	1,750,000	1,486,815
Metropolitan Pier & Exposition Authority CAB McCormick Place Expansion Project Series B	5.00	12-15-2028	19,090,000	19,933,585
Metropolitan Pier & Exposition Authority Prerefunded Bond (NPFGC Insured) ¤	0.00	12-15-2023	20,000	19,752
Metropolitan Pier & Exposition Authority Prerefunded Bond (NPFGC Insured)	5.70	6-15-2025	220,000	233,422
Metropolitan Pier & Exposition Authority Unrefunded Bond (NPFGC Insured) ¤	0.00	12-15-2023	1,105,000	1,079,766
Metropolitan Pier & Exposition Authority Unrefunded Bond (NPFGC Insured)	5.70	6-15-2025	780,000	826,338
Sales Tax Securitization Corporation Second Lien Sales Tax	5.00	1-1-2028	5,000,000	6,268,025
Sales Tax Securitization Corporation Series 2017A	5.00	1-1-2026	4,815,000	5,722,410
Sales Tax Securitization Corporation Series 2017A	5.00	1-1-2028	5,265,000	6,600,230
Sales Tax Securitization Corporation Series A	5.00	1-1-2027	1,000,000	1,222,597
St. Charles, Kane & DuPage Counties IL Series 2016	4.00	1-1-2022	820,000	826,689
St. Charles, Kane & DuPage Counties IL Series 2016	4.00	1-1-2023	855,000	873,985
St. Charles, Kane & DuPage Counties IL Series 2016	4.00	1-1-2024	885,000	914,865
The accompanying notes are an integral part of these financial statements.

Wells Fargo Strategic Municipal Bond Fund  |  25

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Tax revenue (continued)
St. Charles, Kane & DuPage Counties IL Series 2016	4.00%	1-1-2025	$ 925,000	$ 963,930
Tender Option Bond Trust Receipts/Certificates Series 2018-YX1099 (Barclays Bank plc LIQ) 144Aø	0.15	1-1-2035	1,820,000	1,820,000
				154,174,719
Tobacco revenue: 0.64%
Railsplitter Tobacco Settlement Authority	5.00	6-1-2023	18,000,000	19,622,160
Transportation revenue: 0.50%
Illinois State Toll Highway Authority Senior Revenue Refunding Bonds Series B	5.00	1-1-2029	11,990,000	15,495,327
Water & sewer revenue: 0.33%
Chicago IL Wastewater Transmission Series B (AGM Insured)	5.00	1-1-2031	3,140,000	3,818,739
Chicago IL Waterworks Second Lien	5.00	11-1-2028	2,560,000	3,116,782
Chicago IL Waterworks Second Lien Series 2017-2 (AGM Insured)	5.00	11-1-2030	2,620,000	3,271,360
				10,206,881
				569,217,934
Indiana: 1.59%
Education revenue: 0.01%
Indiana Finance Authority Environmental Facilities Revenue Refunding Bonds Indianapolisland Power and Light	4.00	7-1-2030	210,000	234,968
Health revenue: 0.00%
Indiana HFFA Ancilla System Incorporated (NPFGC Insured)	5.25	7-1-2022	95,000	95,380
Housing revenue: 0.23%
Hobart Industry MFHR A Safe Haven Veterans Apartments øø	0.75	9-1-2022	7,100,000	7,106,291
Miscellaneous revenue: 0.86%
Indiana Bond Bank Revenue CAB Hamilton Company Projects Series B ¤	0.00	7-15-2026	735,000	700,250
Indiana Bond Bank Revenue CAB Hamilton Company Projects Series B ¤	0.00	7-15-2027	630,000	588,586
Indianapolis Industry Local Public Improvement Bond Bank Series A	5.00	6-1-2028	5,710,000	7,097,083
Indianapolis Industry Local Public Improvement Bond Bank Series A	5.00	6-1-2029	6,600,000	8,329,481
Indianapolis Industry Local Public Improvement Bond Bank Series A	5.00	6-1-2030	6,300,000	8,074,783
Michigan IN City School Building Corporation Series 2016A	5.00	1-15-2025	1,000,000	1,135,094
Westfield-Washington IN Multi-School Building Corporation First Mortgage Series B 144A	1.50	1-15-2022	455,000	456,666
				26,381,943
Resource recovery revenue: 0.32%
Indiana Finance Authority Economic Republic Services Project ø	0.17	12-1-2037	10,000,000	9,999,530
The accompanying notes are an integral part of these financial statements.

26  |  Wells Fargo Strategic Municipal Bond Fund

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Utilities revenue: 0.17%
Indiana Finance Authority Environmental Facilities Revenue Refunding Bonds Indianapolisland Power and Light	0.75%	12-1-2038	$ 3,000,000	$ 2,997,688
Indiana Finance Authority Midwestern Disaster Relief Revenue Various Ohio Valley Electric Corporation Project	3.00	11-1-2030	2,000,000	2,152,687
				5,150,375
				48,968,487
Iowa: 1.10%
Education revenue: 0.10%
Iowa Student Loan Liquidity Corporation Senior Revenue Bonds AMT Series B	5.00	12-1-2025	1,295,000	1,522,834
Iowa Student Loan Liquidity Corporation Senior Revenue Bonds AMT Series B	5.00	12-1-2026	1,215,000	1,460,715
				2,983,549
GO revenue: 0.32%
Coralville IA Taxable-Annual Appropriation Series 2018E	7.00	6-1-2025	8,485,000	9,348,978
Coralville IA Taxable-Annual Appropriation Series B	4.40	5-1-2023	410,000	420,373
				9,769,351
Health revenue: 0.05%
Iowa Finance Authority Revenue Bonds Lifespace Commnunities Incorporated Series A2	2.88	5-15-2049	1,415,000	1,429,837
Industrial development revenue: 0.32%
Iowa Finance Authority Midwestern EDA CJ Bio-America Incorporated Project (Korea Development Bank LOC) ø	0.09	4-1-2022	10,000,000	10,000,000
Utilities revenue: 0.25%
Iowa Gas Project Public Expenditure and Financial Accountability Incorporated	5.00	9-1-2049	6,500,000	7,814,994
Water & sewer revenue: 0.06%
Xenia Dallas County IA Rural Water District Capital Loan Notes	5.00	12-1-2031	1,615,000	1,900,636
				33,898,367
Kansas: 0.53%
Health revenue: 0.09%
Wichita KS Health Care Facilities Presbyterian Manors Obligated Group	5.00	5-15-2026	1,105,000	1,209,637
Wichita KS Health Care Facilities Presbyterian Manors Obligated Group	5.00	5-15-2028	1,220,000	1,350,778
				2,560,415
Housing revenue: 0.16%
Kansas Development Finance Authority MFHR Woodland Village Apartments Project Series J øø	1.68	7-1-2022	5,000,000	5,000,000
The accompanying notes are an integral part of these financial statements.

Wells Fargo Strategic Municipal Bond Fund  |  27

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Tax revenue: 0.28%
Wyandotte County & Kansas City KS Special Obligation Improvement & Refunding Bonds Plaza Redevelopment Project	4.00%	12-1-2028	$ 490,000	$ 499,865
Wyandotte County & Kansas City KS Special Obligation Vacation Village Project Area 4 Major Multi-Sport Athletic Complex Project CAB Series 2015 144A¤	0.00	9-1-2034	24,725,000	8,132,357
				8,632,222
				16,192,637
Kentucky: 2.72%
Education revenue: 0.10%
Columbia KY Educational Development Lindsey Wilson College Incorporated Project	3.00	12-1-2024	3,080,000	3,130,561
Health revenue: 0.29%
Kentucky EDFA Health System Revenue Norton Healthcare Incorporate Series B (NPFGC Insured) ¤	0.00	10-1-2026	3,000,000	2,749,553
Kentucky EDFA Healthcare Facilities Rosedale Green Project Series 2015	5.00	11-15-2025	1,500,000	1,544,883
Kentucky EDFA Norton Healthcare Incorporated Series B (NPFGC Insured) ¤	0.00	10-1-2022	1,000,000	988,505
Louisville & Jefferson Counties KY Metro Health System Revenue Norton Healthcare Incorporated Series C	5.00	10-1-2047	3,000,000	3,661,868
				8,944,809
Industrial development revenue: 0.37%
Boone Country KY PCR Various Refunding Bonds Duke Energy (Sumitomo Mitsui Banking Corporation LOC) ø	0.06	8-1-2027	11,295,000	11,295,000
Utilities revenue: 1.96%
Kentucky Public Energy Authority Gas Supply Series A-1	4.00	12-1-2049	3,755,000	4,228,240
Kentucky Public Energy Authority Gas Supply Series B	4.00	1-1-2049	14,725,000	16,355,284
Kentucky Public Energy Authority Gas Supply Series C	4.00	12-1-2049	4,605,000	5,180,859
Kentucky Public Energy Authority Gas Supply Series C-1	4.00	2-1-2050	17,150,000	20,434,966
Louisville & Jefferson Counties KY Metro Government PCR Series B	1.35	11-1-2027	2,000,000	2,017,714
Trimble County KY PCR Louisville Gas and Electric Project	1.35	11-1-2027	5,500,000	5,545,355
Trimble County KY PCR Refunding Bonds Louisville Gas and Electric Company	1.30	9-1-2044	6,250,000	6,303,041
				60,065,459
				83,435,829
Louisiana: 1.30%
Airport revenue: 0.17%
New Orleans LA Aviation Board General North Terminal Project Series A	5.00	1-1-2032	1,000,000	1,151,423
The accompanying notes are an integral part of these financial statements.

28  |  Wells Fargo Strategic Municipal Bond Fund

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Airport revenue (continued)
New Orleans LA Aviation Board Gulf Opportunity Zone Controlled Foreign Corporation Revenue Refunding Bonds Consolidated Rental Car Project (AGM Insured)	5.00%	1-1-2031	$ 1,250,000	$ 1,550,945
New Orleans LA Aviation Board Gulf Opportunity Zone Controlled Foreign Corporation Revenue Refunding Bonds Consolidated Rental Car Project (AGM Insured)	5.00	1-1-2032	2,000,000	2,477,692
				5,180,060
Education revenue: 0.20%
Louisiana Public Facilities Authority Loyola University Project Series 2011	5.25	10-1-2025	2,815,000	2,850,109
Louisiana Public Facilities Authority Loyola University Project Series 2017 ¤	0.00	10-1-2021	1,950,000	1,942,228
Louisiana Public Facilities Authority Loyola University Project Series 2017 ¤	0.00	10-1-2022	1,500,000	1,468,132
				6,260,469
Industrial development revenue: 0.53%
St. John the Baptist Parish LA Revenue Refunding Bonds Marathon Oil Corporation Project	2.38	6-1-2037	8,330,000	8,778,461
St. John the Baptist Parish LA Series A	2.20	6-1-2037	7,000,000	7,317,709
				16,096,170
Miscellaneous revenue: 0.05%
Louisiana Local Government Environmental Facilities and CDA Jefferson Parish Gomesa Project 144A	4.00	11-1-2044	1,415,000	1,544,743
Water & sewer revenue: 0.35%
East Baton Rouge LA Refunding Bonds Multi Modal Series A	1.30	2-1-2041	3,500,000	3,586,524
Greater Ouachita Water Company Incorporated Louisiana Waterworks and Sewer System Refunding Bonds (BAM Insured)	3.00	9-1-2023	250,000	263,849
Greater Ouachita Water Company Incorporated Louisiana Waterworks and Sewer System Refunding Bonds (BAM Insured)	5.00	9-1-2021	550,000	554,130
Greater Ouachita Water Company Incorporated Louisiana Waterworks and Sewer System Refunding Bonds (BAM Insured)	5.00	9-1-2024	460,000	524,466
Greater Ouachita Water Company Incorporated Louisiana Waterworks and Sewer System Refunding Bonds (BAM Insured)	5.00	9-1-2025	510,000	601,113
New Orleans LA Sewage Service Revenue Series B	5.00	6-1-2026	350,000	415,857
New Orleans LA Sewage Service Revenue Series B	5.00	6-1-2027	600,000	730,344
New Orleans LA Sewage Service Revenue Series B	5.00	6-1-2028	400,000	496,870
New Orleans LA Sewage Service Revenue Series B	5.00	6-1-2029	600,000	759,273
New Orleans LA Sewage Service Revenue Series B	5.00	6-1-2030	600,000	771,903
New Orleans LA Sewage Service Revenue Series B	5.00	6-1-2031	1,520,000	1,996,596
				10,700,925
				39,782,367
Maine: 0.03%
Health revenue: 0.03%
Maine Health & HEFAR Series A	5.00	7-1-2027	750,000	924,946
The accompanying notes are an integral part of these financial statements.

Wells Fargo Strategic Municipal Bond Fund  |  29

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Maryland: 2.08%
Education revenue: 0.13%
Maryland Health and HEFAR Stevenson University Series A	5.00%	6-1-2029	$ 300,000	$ 376,068
Maryland Health and HEFAR Stevenson University Series A	5.00	6-1-2031	350,000	451,691
Maryland Health and HEFAR Stevenson University Series A	5.00	6-1-2033	425,000	544,987
Prince George's County MD Chesapeake Lighthouse Charter School Project Series 2015 144A	5.25	8-1-2022	1,100,000	1,120,274
Prince George's County MD Chesapeake Lighthouse Charter School Project Series 2016	5.00	8-1-2026	1,335,000	1,431,224
				3,924,244
GO revenue: 0.45%
Prince George's County MD Consolidated Public Improvement Bonds Series C	4.00	8-1-2028	12,960,000	13,984,798
Health revenue: 0.07%
Maryland Health and HEFAR Adventist Healthcare Series 2021%%	5.00	1-1-2026	495,000	559,220
Maryland Health and HEFAR Adventist Healthcare Series 2021%%	5.00	1-1-2027	430,000	495,696
Maryland Health and HEFAR Adventist Healthcare Series 2021%%	5.00	1-1-2028	300,000	350,882
Maryland Health and HEFAR Adventist Healthcare Series 2021%%	5.00	1-1-2029	290,000	344,003
Maryland Health and HEFAR Adventist Healthcare Series 2021%%	5.00	1-1-2030	285,000	342,124
				2,091,925
Housing revenue: 0.61%
Maryland Community Development Department Housing Rosemont Tower LLC Series F (FHA/GNMA Insured)	2.01	11-1-2021	18,500,000	18,609,415
Miscellaneous revenue: 0.49%
Tender Option Bond Trust Receipts/Certificates (JPMorgan Chase & Company LIQ) 144Aø	0.06	5-1-2026	15,000,000	15,000,000
Tax revenue: 0.33%
Maryland State Department of Transportation	4.00	12-15-2027	9,260,000	10,111,267
				63,721,649
Massachusetts: 3.85%
Airport revenue: 0.35%
Massachusetts Port Authority Revenue AMT Series E	5.00	7-1-2031	1,000,000	1,336,594
Massachusetts Port Authority Revenue AMT Series E	5.00	7-1-2032	1,500,000	1,998,910
Massachusetts Port Authority Revenue AMT Series E	5.00	7-1-2033	3,000,000	3,984,343
Massachusetts Port Authority Revenue AMT Series E	5.00	7-1-2034	2,615,000	3,462,238
				10,782,085
Education revenue: 1.32%
Lowell MA Collegiate Charter School Revenue	4.00	6-15-2024	320,000	334,573
Lowell MA Collegiate Charter School Revenue	5.00	6-15-2029	490,000	558,735
Massachusetts Development Finance Agency Harvard University Series A	5.00	7-15-2033	22,560,000	27,374,369
Massachusetts Development Finance Agency Lasell University Issue Series 2021	4.00	7-1-2029	340,000	405,244
The accompanying notes are an integral part of these financial statements.

30  |  Wells Fargo Strategic Municipal Bond Fund

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Education revenue (continued)
Massachusetts Development Finance Agency Lasell University Issue Series 2021	4.00%	7-1-2030	$ 355,000	$ 426,789
Massachusetts Development Finance Agency Lasell University Issue Series 2021	4.00	7-1-2031	370,000	449,073
Massachusetts Development Finance Agency Sabis International Charter School Series 2015	5.00	4-15-2025	820,000	874,923
Massachusetts Educational Financing Authority AMT Issue I Series B	5.70	1-1-2031	1,015,000	1,032,003
Massachusetts Educational Financing Authority Education Loan Revenue AMT Issue Lien Senior Series B	5.00	7-1-2026	1,000,000	1,199,400
Massachusetts Educational Financing Authority Education Loan Revenue AMT Issue Lien Senior Series B	5.00	7-1-2027	1,500,000	1,841,064
Massachusetts Educational Financing Authority Education Loan Revenue AMT Issue Lien Senior Series B	5.00	7-1-2028	1,250,000	1,565,719
Massachusetts Educational Financing Authority Education Loan Revenue AMT Issue Lien Senior Series B	5.00	7-1-2029	1,400,000	1,781,453
Massachusetts Educational Financing Authority Series B	5.00	7-1-2023	2,460,000	2,684,420
				40,527,765
Health revenue: 0.66%
Massachusetts Development Finance Agency Linden Ponds Incorporated Facility 144A	4.00	11-15-2023	850,000	878,185
Massachusetts Development Finance Agency Partners Healthcare System Series S-3 (SIFMA Municipal Swap +0.50%) ±	0.53	7-1-2038	14,870,000	14,923,806
Massachusetts Development Finance Agency Revenue Milford Regional Medical Center Series G 144A	5.00	7-15-2026	150,000	173,919
Massachusetts Development Finance Agency Revenue Milford Regional Medical Center Series G 144A	5.00	7-15-2027	160,000	188,962
Massachusetts Development Finance Agency Revenue Milford Regional Medical Center Series G 144A	5.00	7-15-2028	175,000	209,839
Massachusetts Development Finance Agency Revenue Milford Regional Medical Center Series G 144A	5.00	7-15-2029	300,000	364,200
Massachusetts Development Finance Agency Revenue Milford Regional Medical Center Series G 144A	5.00	7-15-2030	320,000	392,535
Massachusetts Development Finance Agency Revenue Milford Regional Medical Center Series G 144A	5.00	7-15-2031	350,000	427,508
Massachusetts Development Finance Agency Revenue Milford Regional Medical Center Series G 144A	5.00	7-15-2032	400,000	487,251
Tender Option Bond Trust Receipts/Floater Certificates Series 2020-XF2891 (Barclays Bank plc LOC, AGM Insured, Barclays Bank plc LIQ) 144Aø	0.07	10-1-2045	2,245,000	2,245,000
				20,291,205
Miscellaneous revenue: 1.22%
Massachusetts Series A (3 Month LIBOR +0.55%) ±	0.67	11-1-2025	15,800,000	15,874,102
Massachusetts Water Pollution Abatement Trust Series 17	5.00	2-1-2031	10,000,000	10,733,529
Massachusetts Water Pollution Abatement Trust Series 17	5.00	2-1-2032	10,000,000	10,733,529
				37,341,160
Tax revenue: 0.30%
Massachusetts Bay Transportation Authority Assessment Bonds Series A	4.00	7-1-2037	9,000,000	9,306,792
				118,249,007
The accompanying notes are an integral part of these financial statements.

Wells Fargo Strategic Municipal Bond Fund  |  31

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Michigan: 2.35%
Airport revenue: 0.03%
Wayne County MI Airport Authority AMT Detroit Metropolitan Airport Series C	5.00%	12-1-2022	$ 1,000,000	$ 1,003,850
Education revenue: 0.16%
Lake Superior State University Board of Trustees Series 2021 (AGM Insured) %%	4.00	11-15-2029	405,000	486,761
Lake Superior State University Board of Trustees Series 2021 (AGM Insured) %%	4.00	11-15-2030	405,000	490,643
Lake Superior State University Board of Trustees Series 2021 (AGM Insured) %%	4.00	11-15-2031	400,000	488,387
Michigan Finance Authority Limited Obligation Refunding Bonds Higher Education College Creative	5.00	12-1-2026	840,000	905,985
Michigan Finance Authority Limited Obligation Refunding Bonds Higher Education College Creative	5.00	12-1-2027	585,000	629,902
Michigan Finance Authority Limited Obligation Refunding Bonds Higher Education College Creative	5.00	12-1-2028	535,000	575,772
Michigan Finance Authority Limited Obligation Refunding Bonds Higher Education College Creative	5.00	12-1-2029	590,000	634,064
Michigan Finance Authority Limited Obligation Refunding Bonds Higher Education College Creative	5.00	12-1-2030	400,000	429,142
Michigan Finance Authority Limited Obligation Revenue Refunding Bonds Public School Academy Cesar Chavez Academy Project	3.25	2-1-2024	295,000	303,625
				4,944,281
GO revenue: 0.09%
Fraser MI Public Schools District (Qualified School Board Loan Fund Insured)	5.00	5-1-2022	610,000	634,499
Ingham County MI Williamston Community Schools Series A (Qualified School Board Loan Fund Insured)	4.00	5-1-2024	1,025,000	1,125,967
Ingham County MI Williamston Community Schools Series A (Qualified School Board Loan Fund Insured)	4.00	5-1-2025	1,000,000	1,128,316
				2,888,782
Health revenue: 0.50%
Kalamazoo MI Economic Development Corporation Revenue Limited Obligation Heritage Community	2.88	5-15-2026	1,520,000	1,535,332
Michigan Finance Authority Bronson Healthcare Group Series B & C	3.75	11-15-2049	4,800,000	5,463,811
St. Joseph MI Hospital Finance Authority Lakeland Hospital Niles & St. Joseph Obligated Group Series 2002 (AGM Insured, JPMorgan Chase & Company SPA) ø	0.06	1-1-2032	8,260,000	8,260,000
				15,259,143
Housing revenue: 0.29%
Michigan Housing Development Authority Series E (3 Month LIBOR +1.00%) ±	1.14	4-1-2042	8,825,000	8,830,163
Miscellaneous revenue: 0.52%
Michigan Finance Authority Detroit Recovery Project Series 2014F	3.60	10-1-2021	500,000	501,574
Michigan Finance Authority Detroit Recovery Project Series 2014F	3.80	10-1-2022	500,000	509,161
The accompanying notes are an integral part of these financial statements.

32  |  Wells Fargo Strategic Municipal Bond Fund

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Miscellaneous revenue (continued)
Michigan Finance Authority Detroit Recovery Project Series 2014F	3.88%	10-1-2023	$ 2,500,000	$ 2,576,051
Michigan Finance Authority Local Government Loan Program City of Detroit Financial Recovery Refunding Bonds Series F	4.50	10-1-2029	5,685,000	5,915,378
Michigan Finance Authority Revenue Taxable Detroit Financial Recovery	4.60	10-1-2022	650,000	660,515
Michigan Finance Authority Senior Lien Distributable State Aid	5.00	11-1-2028	865,000	1,107,464
Michigan Finance Authority Senior Lien Distributable State Aid	5.00	11-1-2029	1,500,000	1,939,722
Michigan Municipal Bond Authority Local Government Loan Program Series C (Ambac Insured)	5.00	5-1-2023	1,375,000	1,377,932
Michigan Public Educational Facilities Authority Chandler Park Academy Project	6.35	11-1-2028	1,265,000	1,268,135
				15,855,932
Tax revenue: 0.10%
Michigan Finance Authority Series 2014B	5.00	7-1-2032	3,000,000	3,254,214
Water & sewer revenue: 0.66%
Detroit MI Water & Sewage Department Series A	5.00	7-1-2022	1,000,000	1,047,287
Michigan Financial Authority Great Lakes Water Authority Series C-3 (AGM Insured)	5.00	7-1-2031	3,000,000	3,399,403
Michigan Financial Authority Local Government Loan Program Series C7 (NPFGC Insured)	5.00	7-1-2022	2,000,000	2,094,573
Michigan Financial Authority Local Government Loan Program Series D1 (AGM Insured)	5.00	7-1-2022	2,700,000	2,829,065
Michigan Financial Authority Local Government Loan Program Series D1 (AGM Insured)	5.00	7-1-2023	2,000,000	2,186,241
Michigan Financial Authority Local Government Loan Program Series D6 (NPFGC Insured)	5.00	7-1-2022	2,080,000	2,178,356
Michigan Financial Authority Local Government Loan Program Series D6 (NPFGC Insured)	5.00	7-1-2023	3,670,000	4,007,891
Michigan Financial Authority Local Government Loan Program Series D6 (NPFGC Insured)	5.00	7-1-2024	2,130,000	2,416,989
				20,159,805
				72,196,170
Minnesota: 0.42%
Education revenue: 0.22%
Cologne MN Charter School Lease Academy Project Series 2014A	4.00	7-1-2023	260,000	274,007
Minneapolis MN Charter School Lease Revenue Northeast College Preparatory Project	5.00	7-1-2040	875,000	976,986
Minnesota State HEFAR Refunding Bonds St. Catherine University Series A	5.00	10-1-2024	545,000	616,770
Minnesota State HEFAR Refunding Bonds St. Catherine University Series A	5.00	10-1-2027	1,035,000	1,267,918
Minnesota State HEFAR Refunding Bonds St. Catherine University Series A	5.00	10-1-2029	660,000	818,810
St. Paul MN Housing & RDA Charter School Hmong College Preparatory Academy Project Series A	5.00	9-1-2026	1,000,000	1,117,057
The accompanying notes are an integral part of these financial statements.

Wells Fargo Strategic Municipal Bond Fund  |  33

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Education revenue (continued)
Woodbury MN Charter School Woodbury Leadership Academy Project Series A	4.00%	7-1-2031	$ 690,000	$ 781,033
WoodBury MN Charter School Woodbury Leadership Academy Project Series A	4.00	7-1-2041	850,000	940,006
				6,792,587
Health revenue: 0.20%
Shakopee MN Senior Housing Revenue Benedictine Living Community LLC Project 144A	5.85	11-1-2058	5,500,000	5,969,559
				12,762,146
Mississippi: 0.26%
Health revenue: 0.26%
Mississippi Hospital Equipment & Facilities Authority Baptist Memorial Health Care Project	5.00	9-1-2044	3,000,000	3,439,149
Mississippi Hospital Equipment and Facilities Authority Revenue North Mississippi Health Services Series LI	5.00	10-1-2040	3,930,000	4,672,460
				8,111,609
Missouri: 2.05%
Airport revenue: 0.21%
Kansas City MO Airport Revenue Refunding Bonds AMT General Improvement Series A	5.25	9-1-2025	6,390,000	6,442,832
Education revenue: 0.31%
Missouri State HEFAR University Health Science	5.00	10-1-2026	925,000	1,104,869
Missouri State HEFAR University Health Science	5.00	10-1-2027	975,000	1,188,519
Missouri State HEFAR University Health Science	5.00	10-1-2028	1,025,000	1,270,334
Missouri State HEFAR Webster University Project	5.00	4-1-2022	775,000	799,488
Missouri State HEFAR Webster University Project	5.00	4-1-2023	1,050,000	1,124,981
Missouri State HEFAR Webster University Project	5.00	4-1-2024	2,820,000	3,125,685
Missouri State HEFAR Webster University Project	5.00	4-1-2025	350,000	399,969
Missouri State HEFAR Webster University Project	5.00	4-1-2026	500,000	585,898
				9,599,743
Health revenue: 0.90%
Missouri State HEFAR BJC Health System Series C	5.00	5-1-2052	15,000,000	19,027,593
RBC Municipal Products Incorporated (Royal Bank of Canada LOC, Royal Bank of Canada LIQ) 144Aø	0.09	9-1-2039	8,700,000	8,700,000
				27,727,593
Miscellaneous revenue: 0.42%
Branson MO IDA Branson Shoppes Series A	3.00	11-1-2021	1,055,000	1,058,779
Branson MO IDA Branson Shoppes Series A	4.00	11-1-2022	350,000	358,487
Branson MO IDA Branson Shoppes Series A	4.00	11-1-2023	750,000	778,815
Kansas City MO IDA International Airport Terminal Modernization Project Series B	5.00	3-1-2028	3,000,000	3,764,340
Kansas City MO IDA International Airport Terminal Modernization Project Series B	5.00	3-1-2030	2,000,000	2,536,444
Platte County MO Riverside-Quindaro Bend Levee District Project L-385	4.00	3-1-2022	970,000	989,203
Platte County MO Riverside-Quindaro Bend Levee District Project L-385	4.00	3-1-2023	1,010,000	1,059,596
The accompanying notes are an integral part of these financial statements.

34  |  Wells Fargo Strategic Municipal Bond Fund

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Miscellaneous revenue (continued)
Platte County MO Riverside-Quindaro Bend Levee District Project L-385	5.00%	3-1-2024	$ 1,000,000	$ 1,100,849
Platte County MO Riverside-Quindaro Bend Levee District Project L-385	5.00	3-1-2025	1,105,000	1,245,460
				12,891,973
Tax revenue: 0.11%
Arnold MO Real Property Arnold Triangle Redevelopment Project Series A	3.75	5-1-2023	180,000	183,349
Hanley Road Corridor Transportation Development District Missouri Transportation Sales Tax Revenue Refunding Bonds	1.00	10-1-2027	600,000	589,786
Hanley Road Corridor Transportation Development District Missouri Transportation Sales Tax Revenue Refunding Bonds	1.63	10-1-2033	700,000	684,313
Hanley Road Corridor Transportation Development District Missouri Transportation Sales Tax Revenue Refunding Bonds	2.00	10-1-2039	750,000	731,148
Lees Summit MO Summit Fair Project Series 2017 144A	3.50	11-1-2023	115,000	116,645
Richmond Heights MO Francis Place Redevelopment Project	5.63	11-1-2025	1,075,000	1,076,007
				3,381,248
Water & sewer revenue: 0.10%
Kansas City MO Sanitation Sewer System Revenue Series B	5.00	1-1-2023	805,000	862,749
Kansas City MO Sanitation Sewer System Revenue Series B	5.00	1-1-2025	810,000	938,760
Kansas City MO Sanitation Sewer System Revenue Series B	5.00	1-1-2027	700,000	863,868
Kansas City MO Sanitation Sewer System Revenue Series B	5.00	1-1-2028	275,000	348,306
				3,013,683
				63,057,072
Nebraska: 0.55%
Utilities revenue: 0.55%
Central Plains Energy Nebraska Gas Project #1 (Royal Bank of Canada LIQ)	4.00	12-1-2049	6,355,000	7,199,111
Central Plains Energy Nebraska Gas Project #3	5.00	9-1-2025	3,290,000	3,854,075
Central Plains Energy Nebraska Gas Project #3	5.00	9-1-2026	3,750,000	4,507,517
Central Plains Energy Nebraska Gas Project #3	5.00	9-1-2027	1,000,000	1,230,146
				16,790,849
Nevada: 0.36%
Industrial development revenue: 0.33%
Director of the State of Nevada Department Business and Industry AMT Brightline West Passenger 144Aøø	0.50	1-1-2050	10,000,000	10,000,000
The accompanying notes are an integral part of these financial statements.

Wells Fargo Strategic Municipal Bond Fund  |  35

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Tax revenue: 0.03%
Sparks NV Tourism Improvement District #1 Senior Revenue Refunding Bonds Sales Tax Anticipation Notes 144A	2.50%	6-15-2024	$ 1,015,000	$ 1,033,386
				11,033,386
New Hampshire: 0.31%
Health revenue: 0.21%
New Hampshire Covenant Health Systems Series B	5.00	7-1-2028	6,400,000	6,417,899
Housing revenue: 0.10%
New Hampshire National Finance Authority Municipal Certificates Series A	4.13	1-20-2034	2,452,512	2,952,087
				9,369,986
New Jersey: 4.10%
Airport revenue: 0.49%
New Jersey EDA Refunding Bonds Port Newark Container	5.00	10-1-2025	2,750,000	3,187,594
New Jersey EDA Refunding Bonds Port Newark Container	5.00	10-1-2026	2,130,000	2,534,409
New Jersey EDA Refunding Bonds Port Newark Container	5.00	10-1-2027	1,675,000	2,038,941
South Jersey NJ Port Corporation Marine Terminal Series B	5.00	1-1-2027	1,000,000	1,208,787
South Jersey NJ Port Corporation Marine Terminal Series B	5.00	1-1-2028	500,000	618,255
South Jersey NJ Port Corporation Marine Terminal Series R	4.00	1-1-2022	1,600,000	1,627,380
South Jersey NJ Port Corporation Marine Terminal Series S-2	5.00	1-1-2023	1,665,000	1,774,057
South Jersey NJ Port Corporation Marine Terminal Series S-2	5.00	1-1-2024	1,750,000	1,935,415
				14,924,838
Education revenue: 0.22%
Atlantic County NJ Improvement Authority Atlantic City Campus Phase II Project Series A (AGM Insured)	4.00	7-1-2036	425,000	517,504
Atlantic County NJ Improvement Authority Atlantic City Campus Phase II Project Series A (AGM Insured)	4.00	7-1-2037	150,000	182,100
Atlantic County NJ Improvement Authority Atlantic City Campus Phase II Project Series A (AGM Insured)	4.00	7-1-2038	200,000	242,199
Atlantic County NJ Improvement Authority Atlantic City Campus Phase II Project Series A (AGM Insured)	5.00	7-1-2032	225,000	300,579
Atlantic County NJ Improvement Authority Atlantic City Campus Phase II Project Series A (AGM Insured)	5.00	7-1-2034	225,000	298,635
New Jersey Higher Education Student Assistance Authority Series 2014-1A-1	5.00	12-1-2021	2,250,000	2,293,523
New Jersey Higher Education Student Assistance Authority Series 2017-1B	5.00	12-1-2021	2,815,000	2,869,333
				6,703,873
GO revenue: 0.14%
Atlantic City NJ Board Education Refunding Bonds (AGM Insured)	4.00	4-1-2027	400,000	461,388
Atlantic City NJ Board Education Refunding Bonds (AGM Insured)	4.00	4-1-2029	400,000	472,247
Atlantic City NJ Board Education Refunding Bonds (AGM Insured)	4.00	4-1-2031	350,000	404,649
The accompanying notes are an integral part of these financial statements.

36  |  Wells Fargo Strategic Municipal Bond Fund

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
GO revenue (continued)
Atlantic City NJ Board Education Refunding Bonds (AGM Insured)	4.00%	4-1-2033	$ 300,000	$ 344,939
Atlantic City NJ Board Education Refunding Bonds (AGM Insured)	4.00	4-1-2034	260,000	297,967
New Jersey EDA Revenue Refunding Bonds School Facilities Construction Series GGG 144A	5.25	9-1-2026	2,000,000	2,437,990
				4,419,180
Industrial development revenue: 0.09%
New Jersey EDA Elite Pharmaceuticals Project Series A	6.50	9-1-2030	330,000	302,436
New Jersey EDA The Goethals Bridge Replacement Project	5.00	7-1-2021	900,000	900,000
New Jersey EDA The Goethals Bridge Replacement Project	5.00	1-1-2023	1,520,000	1,626,557
				2,828,993
Miscellaneous revenue: 0.73%
New Jersey EDA Motor Vehicle Surcharge Revenue Refunding Bonds Series A	3.13	7-1-2029	5,620,000	5,671,491
New Jersey EDA Motor Vehicle Surcharge Revenue Refunding Bonds Series A	3.38	7-1-2030	9,705,000	10,319,224
New Jersey EDA School Facilities Construction Project Series NN (AGM Insured)	5.00	3-1-2024	1,645,000	1,774,836
New Jersey EDA School Facilities Construction Refunding Bonds Project Series I (SIFMA Municipal Swap +1.25%) ±	1.28	9-1-2025	4,500,000	4,568,150
				22,333,701
Tax revenue: 0.81%
New Jersey Covid-19 Emergency Series A	4.00	6-1-2032	3,000,000	3,784,599
New Jersey EDA School Facilities Construction Project Unrefunded Bond Series EE	5.50	9-1-2021	720,000	722,508
New Jersey Garden State Preservation Trust Open & Farmland Series A (AGM Insured)	5.75	11-1-2028	5,000,000	6,163,038
New Jersey Tender Option Bond Trust Receipts/Floater Certificates Series 2019-XG0258 (Barclays Bank plc LOC, Barclays Bank plc LIQ) 144Aø	0.06	6-15-2050	7,340,000	7,340,000
New Jersey TTFA Transportation Program Series AA	4.00	6-15-2035	2,000,000	2,386,727
New Jersey TTFA Transportation Program Series AA	5.00	6-15-2035	2,000,000	2,580,294
New Jersey TTFA Transportation Program Series BB	5.00	6-15-2030	1,500,000	1,891,777
				24,868,943
Transportation revenue: 0.97%
New Jersey TTFA CAB Series A ¤	0.00	12-15-2026	12,000,000	11,125,694
New Jersey TTFA CAB Transportation System Series C (Ambac Insured) ¤	0.00	12-15-2026	3,500,000	3,264,386
New Jersey TTFA Series A	5.00	12-15-2025	1,000,000	1,190,484
New Jersey TTFA Series AA	5.00	6-15-2023	1,350,000	1,410,586
New Jersey TTFA Series AA	5.00	6-15-2023	4,740,000	5,177,614
New Jersey TTFA Series D	5.00	12-15-2023	6,960,000	7,753,713
				29,922,477
Unknown Revenue Source: 0.39%
New Jersey EDA Revenue School Facilities Construction Series QQQ	5.00	6-15-2030	1,000,000	1,296,510
The accompanying notes are an integral part of these financial statements.

Wells Fargo Strategic Municipal Bond Fund  |  37

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Unknown Revenue Source (continued)
New Jersey EDA Revenue School Facilities Construction Series QQQ	5.00%	6-15-2031	$ 500,000	$ 652,982
New Jersey EDA School Facilities Construction Refunding Bonds (SIFMA Municipal Swap +1.60%) ±	1.63	3-1-2028	10,000,000	10,158,889
				12,108,381
Water & sewer revenue: 0.26%
New Jersey EDA	2.20	10-1-2039	5,500,000	5,853,946
New Jersey EDA Water Facilities Revenue Refunding Bonds AMT New Jersey American Water Company Incorporated	1.10	11-1-2029	2,075,000	2,061,687
				7,915,633
				126,026,019
New Mexico: 0.28%
Utilities revenue: 0.28%
Farmington NM Public Service Company of New Mexico San Juan Project Series A ø	0.08	6-1-2040	1,000,000	1,000,000
New Mexico Municipal Energy Acquisition Authority Gas Supply Revenue Refunding Bonds and Acquisition Subordinated Series A (Royal Bank of Canada LIQ)	5.00	11-1-2039	6,660,000	7,744,995
				8,744,995
New York: 6.72%
Airport revenue: 1.40%
New York Transportation Development Corporation Special Facility John F Kennedy International Airport Project	2.25	8-1-2026	2,000,000	2,051,312
New York Transportation Development Corporation Special Refunding Bonds Terminal One Group Association	5.00	1-1-2022	3,000,000	3,066,366
Port Authority of New York & New Jersey Consolidated Bonds 205 Series	5.00	11-15-2025	475,000	567,307
Port Authority of New York & New Jersey Consolidated Bonds 172 Series	5.00	10-1-2027	5,000,000	5,175,283
Port Authority of New York & New Jersey Consolidated Bonds 185 Series	5.00	9-1-2028	5,000,000	5,651,811
Port Authority of New York & New Jersey Consolidated Bonds 207 Series	5.00	9-15-2027	21,380,000	26,613,375
				43,125,454
Education revenue: 0.36%
Build New York City Resource Corporation Bronx Charter School for International Cultures & Arts Series A	3.88	4-15-2023	410,000	424,201
Hempstead NY Local Development Corporation The Academy Charter School Project Series A	4.45	2-1-2041	500,000	512,537
Hempstead Town NY Local Development Corporation Academy Charter School Project Series A	5.45	2-1-2027	2,880,000	3,158,562
Hempstead Town NY Local Development Corporation Academy Charter School Project Series A	6.47	2-1-2033	1,435,000	1,727,155
Hempstead Town NY Local Development Corporation Education Revenue Academy Charter School Project Series A	4.76	2-1-2027	970,000	1,044,732
Hempstead Town NY Local Development Corporation Education Revenue Refunding Bonds Academy Charter School Project	4.76	2-1-2027	210,000	220,454
The accompanying notes are an integral part of these financial statements.

38  |  Wells Fargo Strategic Municipal Bond Fund

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Education revenue (continued)
Hempstead Town NY Local Development Corporation The Academy Charter School Project Series A	4.05%	2-1-2031	$ 2,415,000	$ 2,475,141
New York NY IDA Civic Facility Stars Churchill School Center Project (AGC Insured) ø	2.25	10-1-2029	1,330,000	1,352,564
				10,915,346
GO revenue: 1.21%
New York NY Various Fiscal 2021 Series 2 ø	0.16	4-1-2042	7,000,000	7,000,000
Poughkeepsie City NY Refunding Bonds Public Improvement	4.00	4-15-2029	245,000	270,038
Poughkeepsie City NY Refunding Bonds Public Improvement	5.00	6-1-2024	340,000	373,192
Poughkeepsie City NY Refunding Bonds Public Improvement	5.00	6-1-2025	235,000	262,578
Poughkeepsie City NY Refunding Bonds Public Improvement	5.00	6-1-2031	600,000	666,346
Suffolk County NY Tax Anticipation Notes Series I	2.00	7-22-2021	13,500,000	13,513,968
Suffolk County NY Tax Anticipation Notes Series I	3.00	9-24-2021	15,000,000	15,094,656
				37,180,778
Health revenue: 0.40%
Huntington NY Local Development Corporation Revenue Gurwin Independent Housing Incorporated	3.00	7-1-2025	1,725,000	1,795,677
New York Dormitory Authority Non-State Supported Debt Northwell Health Obligated Group	5.00	5-1-2048	6,000,000	7,097,584
New York Dormitory Authority Revenues Non-State Supported Debit Montefiore Obligation Group Series A	5.00	9-1-2029	1,350,000	1,732,506
New York Dormitory Authority Revenues Non-State Supported Debt Montefiore Obligation Group Series A	5.00	9-1-2028	1,400,000	1,765,003
				12,390,770
Industrial development revenue: 0.93%
New York Liberty Development Corporation Refunding Bonds	2.80	9-15-2069	2,000,000	2,052,104
New York Transportation Development Corporation Exempt Facility Revenue New York Thruway Service Areas Project	2.50	10-31-2031	750,000	803,276
New York Transportation Development Corporation Exempt Facility Revenue New York Thruway Service Areas Project	4.00	10-31-2034	500,000	601,980
New York Transportation Development Corporation Special Delta Air Lines Incorporated LaGuardia	5.00	10-1-2035	9,250,000	11,989,202
New York Transportation Development Corporation Special Facilities Revenue Delta Air Lines Incorporated LaGuardia Airport Terminals C&D Redevelopment	5.00	1-1-2026	11,030,000	13,066,275
				28,512,837
Miscellaneous revenue: 0.01%
Public Housing Capital Fund Trust II (Department of Housing and Urban Development Insured) 144A	4.50	7-1-2022	181,682	181,619
Resource recovery revenue: 0.07%
New York Environmental Facilities Corporation Solid Waste Disposal Revenue Casella Waste System Incorporate Project	2.75	9-1-2050	2,000,000	2,113,681
The accompanying notes are an integral part of these financial statements.

Wells Fargo Strategic Municipal Bond Fund  |  39

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Tax revenue: 0.51%
New York City Transitional Future Tax Secured Subordinated Bond Series E	5.00%	2-1-2031	$10,000,000	$ 10,280,200
New York Triborough Bridge & Tunnel Authority Payroll Mobility Tax Senior Lien Series A	2.00	5-15-2045	5,000,000	5,394,537
				15,674,737
Transportation revenue: 1.73%
New York Metropolitan Transportation Authority Refunding Bond Series D1	5.00	9-1-2022	5,000,000	5,273,972
New York Metropolitan Transportation Authority Revenue BAN Subordinated Bond Series C-2	5.00	9-1-2021	10,560,000	10,642,372
New York Metropolitan Transportation Authority Revenue Bond Subordinate Series 2012A-2 (Bank of Montreal LOC) ø	0.06	11-15-2041	6,000,000	6,000,000
New York Metropolitan Transportation Authority Revenue Various Refunding Bonds Transportation Subordinated Series G3 (SIFMA Municipal Swap +0.43%) ±	0.46	11-1-2031	20,000,000	19,768,050
New York Metropolitan Transportation Authority Subordinated Bond Series 2002G-1F (U.S. SOFR +0.43%) ±	0.46	11-1-2026	1,500,000	1,500,002
New York Metropolitan Transportation Authority Subordinated Bond Series A1	5.00	11-15-2048	800,000	914,636
New York Metropolitan Transportation Authority Subordinated Bond Series C1	5.00	11-15-2024	3,535,000	4,061,702
Tender Option Bond Trust Receipts/Certificates (Morgan Stanley Bank LIQ) 144Aø	0.21	1-1-2053	5,000,000	5,000,000
				53,160,734
Utilities revenue: 0.10%
Long Island NY Power Authority Electric System Revenue General Series B	0.85	9-1-2050	3,000,000	3,003,636
				206,259,592
North Carolina: 0.86%
Education revenue: 0.72%
University of North Carolina Chapel Hill Series A (1 Month LIBOR +0.13%) ±	0.18	12-1-2041	11,100,000	11,098,503
University of North Carolina Chapel Hill Series B (1 Month LIBOR +0.13%) ±	0.18	12-1-2034	10,925,000	10,923,526
				22,022,029
Health revenue: 0.11%
North Carolina Medical Care Commission Health Care Facilities First Mortgage Lutheran Services Series A	4.00	3-1-2029	275,000	314,314
North Carolina Medical Care Commission Health Care Facilities First Mortgage Lutheran Services Series A	4.00	3-1-2030	285,000	325,172
North Carolina Medical Care Commission Health Care Facilities First Mortgage Lutheran Services Series A	4.00	3-1-2031	290,000	328,731
North Carolina Medical Care Commission Health Care Facilities First Mortgage Lutheran Services Series A	4.00	3-1-2036	900,000	1,006,438
North Carolina Medical Care Commission Retirement Facilities Revenue Entrance Fee Friends Homes Series B1	2.55	9-1-2026	1,575,000	1,599,856
				3,574,511
The accompanying notes are an integral part of these financial statements.

40  |  Wells Fargo Strategic Municipal Bond Fund

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Industrial development revenue: 0.03%
Columbus County NC Industrial Facilities and PCFA Refunding Bonds Recovery Zone Facility International Paper Company Project	2.00%	11-1-2033	$ 850,000	$ 892,140
				26,488,680
North Dakota: 0.48%
GO revenue: 0.40%
McKenzie County ND Public School District #1 School Building Series A	5.00	8-1-2025	960,000	1,117,971
McKenzie County ND Public School District #1 School Building Series A	5.00	8-1-2026	1,115,000	1,335,448
McKenzie County ND Public School District #1 School Building Series A	5.00	8-1-2027	1,170,000	1,432,662
McKenzie County ND Public School District #1 School Building Series A	5.00	8-1-2028	1,225,000	1,527,601
McKenzie County ND Public School District #1 School Building Series A	5.00	8-1-2029	1,290,000	1,592,456
McKenzie County ND Public School District #1 School Building Series A	5.00	8-1-2030	1,355,000	1,662,197
McKenzie County ND Public School District #1 School Building Series A	5.00	8-1-2031	1,420,000	1,735,967
McKenzie County ND Public School District #1 School Building Series A	5.00	8-1-2032	1,490,000	1,817,467
				12,221,769
Miscellaneous revenue: 0.08%
Cass County ND Joint Water Resources District Refunding Temporary Improvement Series A	0.48	5-1-2024	2,500,000	2,495,002
				14,716,771
Ohio: 1.59%
Education revenue: 0.09%
Allen County OH Port Authority Economic Development Revenue Refunding Bonds University Northwestern	4.00	12-1-2031	710,000	814,597
Portage County OH Port Authority Northeast Ohio Medical University Project	5.00	12-1-2026	1,980,000	2,054,270
				2,868,867
Health revenue: 0.59%
Akron OH Bath and Copley Joint Township Hospital District	5.00	1-1-2031	2,000,000	2,047,557
Allen County OH Hospital Facilities Revenue Bonds Series B	5.00	8-1-2047	2,500,000	2,597,189
Hamilton County OH Healthcare Series 2017	3.00	1-1-2022	235,000	237,607
Hamilton County OH Hospital Facilities Revenue UC Health	5.00	9-15-2027	615,000	764,700
Hamilton County OH Hospital Facilities Revenue UC Health	5.00	9-15-2028	650,000	825,750
Montgomery County OH Hospital Refunding Bonds Facilities Premier Health Partners	5.00	11-15-2033	4,000,000	5,002,725
Montgomery County OH Hospital Refunding Bonds Facilities Premier Health Partners	5.00	11-15-2034	5,460,000	6,804,370
				18,279,898
Housing revenue: 0.38%
Ohio HFA MFHR Terrace Towers Apartments Project	1.45	6-1-2022	11,525,000	11,583,661
The accompanying notes are an integral part of these financial statements.

Wells Fargo Strategic Municipal Bond Fund  |  41

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Resource recovery revenue: 0.17%
Ohio Air Quality Development Authority Revenue Refunding Bonds AMT American Electric Power Company	2.10%	12-1-2027	$ 4,930,000	$ 5,147,298
Utilities revenue: 0.14%
Ohio Air Quality Development Authority Ohio Valley Electric Corporation Project Series A	3.25	9-1-2029	4,000,000	4,379,124
Water & sewer revenue: 0.22%
Columbus OH Sewerage System	5.00	6-1-2031	5,825,000	6,705,398
				48,964,246
Oklahoma: 0.62%
Education revenue: 0.18%
Oklahoma Development Finance Authority Revenue Refunding Bonds Oklahoma City University Project	5.00	8-1-2025	925,000	1,057,208
Oklahoma Development Finance Authority Revenue Refunding Bonds Oklahoma City University Project	5.00	8-1-2026	975,000	1,140,852
Oklahoma Development Finance Authority Revenue Refunding Bonds Oklahoma City University Project	5.00	8-1-2027	1,370,000	1,636,680
Oklahoma Development Finance Authority Revenue Refunding Bonds Oklahoma City University Project	5.00	8-1-2028	715,000	868,981
Oklahoma Development Finance Authority Revenue Refunding Bonds Oklahoma City University Project	5.00	8-1-2029	755,000	930,979
				5,634,700
Miscellaneous revenue: 0.28%
Carter County OK Public Facilities Authority Dickson Public Schools Project	4.00	9-1-2025	350,000	393,866
Carter County OK Public Facilities Authority Dickson Public Schools Project	5.00	9-1-2025	365,000	418,050
Muskogee OK Industrial Trust Educational Facilities Lease	4.00	9-1-2034	670,000	762,800
Muskogee OK Industrial Trust Educational Facilities Lease Muskogee Public Schools Project	4.00	9-1-2028	2,500,000	2,911,533
Muskogee OK Industrial Trust Educational Facilities Lease Muskogee Public Schools Project	5.00	9-1-2024	890,000	1,003,637
Muskogee OK Industrial Trust Educational Facilities Lease Muskogee Public Schools Project	5.00	9-1-2025	855,000	991,680
Muskogee OK Industrial Trust Educational Facilities Lease Muskogee Public Schools Project	5.00	9-1-2026	1,810,000	2,150,505
				8,632,071
Tax revenue: 0.16%
Tulsa OK Public Facilities Authority Capital Improvements	4.00	10-1-2027	4,050,000	4,747,763
				19,014,534
Oregon: 0.54%
Health revenue: 0.54%
Clackamas County OR Hospital Facility Authority Revenue Senior Living Rose Villa Project	2.75	11-15-2025	500,000	502,861
Multnomah County OR Hospital Facilities Authority Revenue Refunding Bonds Adventist Health System/West	5.00	3-1-2040	9,500,000	10,741,629
The accompanying notes are an integral part of these financial statements.

42  |  Wells Fargo Strategic Municipal Bond Fund

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Health revenue (continued)
Oregon State Facilities Authority Revenue Refunding Bonds Samaritan Health Services Project	5.00%	10-1-2025	$ 400,000	$ 469,024
Oregon State Facilities Authority Revenue Refunding Bonds Samaritan Health Services Project	5.00	10-1-2026	125,000	150,579
Oregon State Facilities Authority Revenue Refunding Bonds Samaritan Health Services Project	5.00	10-1-2027	300,000	370,356
YamHill County OR Hospital Authority Friendsview Series A	5.00	11-15-2036	1,220,000	1,463,751
YamHill County OR Hospital Authority Friendsview Series A	5.00	11-15-2046	1,540,000	1,804,043
YamHill County OR Hospital Authority Friendsview Series B2	2.13	11-15-2027	1,000,000	1,002,074
				16,504,317
Other: 0.08%
Miscellaneous revenue: 0.08%
FHLMC Multiclass Mortgage Certificate of Participation Series M012 Class A1A øø	1.60	8-15-2051	2,335,047	2,358,358
Pennsylvania: 4.28%
Education revenue: 0.54%
Chester County PA IDA Avon Grove Charter School Project Series 2017A	4.00	12-15-2027	1,700,000	1,814,084
Chester County PA IDA Collegium Charter School Project Series A	3.70	10-15-2022	780,000	793,410
Lycoming County PA Authority Association of Independent Colleges & Universities of Pennsylvania Financing Program øø	2.00	11-1-2035	3,000,000	3,000,000
Montgomery County PA HEFAR Arcadia University	5.00	4-1-2022	1,575,000	1,626,345
Montgomery County PA HEFAR Arcadia University	5.00	4-1-2023	1,555,000	1,672,344
Pennsylvania Higher Education Assistance Agency Education Loan Series A	5.00	6-1-2028	600,000	740,841
Pennsylvania Higher Education Assistance Agency Education Loan Series A	5.00	6-1-2030	800,000	1,016,993
Philadelphia PA IDA Charter School Project Series 2016B	4.88	8-1-2026	1,465,000	1,584,165
Philadelphia PA IDA Charter School Project Series A	4.50	8-1-2026	2,240,000	2,377,910
Philadelphia PA IDA for Independence Charter School	4.00	6-15-2029	350,000	382,956
Philadelphia PA IDA Tacony Academy Christian School Project Series A-1	6.25	6-15-2023	275,000	295,589
South Central Pennsylvania General Authority Aicup Financing Program Series TT2	5.00	5-1-2029	245,000	305,884
South Central Pennsylvania General Authority Aicup Financing Program Series TT2	5.00	5-1-2030	395,000	498,951
South Central Pennsylvania General Authority Aicup Financing Program Series TT2	5.00	5-1-2031	485,000	619,541
				16,729,013
GO revenue: 1.07%
Allegheny County PA Penn Hills Schools District Series 2015 (BAM Insured)	5.00	11-15-2022	340,000	360,543
Allegheny County PA Penn Hills Schools District Series 2015 (BAM Insured)	5.00	11-15-2023	1,025,000	1,129,765
Armstrong PA School District Refunding Bonds Series A (BAM Insured)	5.00	3-15-2027	745,000	920,437
Armstrong PA School District Refunding Bonds Series A (BAM Insured)	5.00	3-15-2029	920,000	1,191,788
The accompanying notes are an integral part of these financial statements.

Wells Fargo Strategic Municipal Bond Fund  |  43

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
GO revenue (continued)
Armstrong PA School District Refunding Bonds Series A (BAM Insured)	5.00%	3-15-2030	$ 1,800,000	$ 2,322,568
Bristol Township PA School District	5.25	6-1-2031	6,990,000	7,633,511
Laurel Highlands PA School District (BAM Insured)	3.00	2-1-2030	675,000	744,409
Laurel Highlands PA School District (BAM Insured)	4.00	2-1-2027	980,000	1,135,326
Laurel Highlands PA School District (BAM Insured)	4.00	2-1-2029	1,150,000	1,365,132
Philadelphia PA School District Series D	5.00	9-1-2021	2,000,000	2,015,520
Philadelphia PA School District Series D	5.00	9-1-2022	3,565,000	3,760,984
Philadelphia PA School District Series F	5.00	9-1-2022	5,000,000	5,274,872
Scranton PA School District Series A	5.00	6-1-2024	750,000	842,868
Scranton PA School District Series A	5.00	6-1-2025	1,000,000	1,160,850
Scranton PA School District Series B (NPFGC Insured)	5.00	6-1-2024	665,000	749,401
Scranton PA School District Series B (NPFGC Insured)	5.00	6-1-2025	710,000	827,190
Scranton PA Series 2017 144A	5.00	9-1-2023	1,355,000	1,447,022
				32,882,186
Health revenue: 0.70%
Berks County PA Municipal Authority Tower Health Project Series B2	5.00	2-1-2040	6,000,000	6,440,180
Bucks County PA IDA Hospital Revenue Grand View Hospital Project	5.00	7-1-2026	1,350,000	1,576,004
Bucks County PA IDA Hospital Revenue Grand View Hospital Project	5.00	7-1-2028	1,500,000	1,820,545
Bucks County PA IDA Hospital Revenue Grand View Hospital Project	5.00	7-1-2031	1,120,000	1,420,378
Bucks County PA IDA Hospital Revenue Grand View Hospital Project	5.00	7-1-2032	955,000	1,207,547
Bucks County PA IDA Hospital St. Lukes University Health Network	4.00	8-15-2031	750,000	882,921
Bucks County PA IDA Hospital St. Lukes University Health Network	4.00	8-15-2032	1,390,000	1,632,554
Montgomery County PA Higher Education & Health Authority Thomas Jefferson University Series C (SIFMA Municipal Swap +0.72%) ±	0.75	9-1-2051	3,500,000	3,500,140
Quakertown PA Health Facilities Authority Series A	3.13	7-1-2021	1,500,000	1,500,000
Westmoreland County PA IDA Health System Revenue Excela Health Project Series A	5.00	7-1-2027	1,200,000	1,479,913
				21,460,182
Housing revenue: 0.48%
East Hempfield Township Pennsylvania Industrial Development Student Services Incorporate Student Housing	5.00	7-1-2025	1,065,000	1,159,196
Pennsylvania HFA Single Family Series 128A	4.75	4-1-2033	1,335,000	1,463,605
Pennsylvania HFA Special Limited Obligation MFHR Development Episcopal House	1.38	12-1-2022	12,000,000	12,057,606
				14,680,407
Miscellaneous revenue: 0.19%
Butler County PA General Authority Hampton Township School District Project Series 2007 (AGM Insured, PNC Bank NA SPA) ø	0.06	9-1-2027	1,560,000	1,560,000
Delaware Valley PA Regional Finance Authority Local Government Series B (Ambac Insured)	5.70	7-1-2027	1,780,000	2,273,554
The accompanying notes are an integral part of these financial statements.

44  |  Wells Fargo Strategic Municipal Bond Fund

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Miscellaneous revenue (continued)
Delaware Valley PA Regional Finance Authority Local Government Series C (Ambac Insured)	7.75%	7-1-2027	$ 125,000	$ 174,837
Delaware Valley PA Regional Finance Authority Local Government Series D (TD Bank NA LOC) ø	0.03	11-1-2055	2,000,000	2,000,000
				6,008,391
Resource recovery revenue: 0.81%
Pennsylvania EDFA Solid Waste Disposal Republic Services Incorporated Project Series A ø	0.18	4-1-2034	5,750,000	5,749,966
Pennsylvania EDFA Solid Waste Disposal Waste Management Incorporate Project Series A	1.75	8-1-2038	13,500,000	14,016,306
Pennsylvania EDFA Solid Waste Disposal Waste Management Incorporated Project øø	0.20	8-1-2045	5,000,000	5,000,006
				24,766,278
Transportation revenue: 0.11%
Lancaster PA Guaranteed Parking Authority Series A (BAM Insured)	4.00	9-1-2027	570,000	662,536
Lancaster PA Guaranteed Parking Authority Series A (BAM Insured)	4.00	9-1-2028	590,000	697,402
Lancaster PA Guaranteed Parking Authority Series A (BAM Insured)	4.00	9-1-2029	410,000	481,031
Lancaster PA Guaranteed Parking Authority Series A (BAM Insured)	4.00	9-1-2030	425,000	496,730
Lancaster PA Guaranteed Parking Authority Series A (BAM Insured)	4.00	9-1-2031	440,000	511,295
Lancaster PA Guaranteed Parking Authority Series A (BAM Insured)	4.00	9-1-2032	460,000	530,492
				3,379,486
Utilities revenue: 0.13%
Pennsylvania EDFA Exempt Facilities Refunding Bond Energy Supply LLC (MUFG Bank Limited LOC) ø	0.08	12-1-2038	4,000,000	4,000,000
Water & sewer revenue: 0.25%
Luzerne County PA IDA Refunding Bonds AMT Pennsylvania American Water Company Project	2.45	12-1-2039	3,250,000	3,531,591
Pittsburgh PA Water & Sewer Authority Series C (SIFMA Municipal Swap +0.65%)(AGM Insured) ±	0.68	9-1-2040	4,000,000	4,036,542
				7,568,133
				131,474,076
Puerto Rico: 0.41%
Utilities revenue: 0.10%
Puerto Rico Electric Power Authority (AGM Insured)	5.25	7-1-2027	2,720,000	3,166,896
The accompanying notes are an integral part of these financial statements.

Wells Fargo Strategic Municipal Bond Fund  |  45

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Water & sewer revenue: 0.31%
Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue Refunding Bonds Senior Lien Series A 144A	4.00%	7-1-2022	$ 5,000,000	$ 5,152,660
Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue Refunding Bonds Senior Lien Series A 144A	4.00	7-1-2023	4,000,000	4,233,775
				9,386,435
				12,553,331
Rhode Island: 0.14%
GO revenue: 0.07%
Providence RI Refunding Bonds Series A	5.00	1-15-2022	300,000	307,105
Providence RI Refunding Bonds Series A	5.00	1-15-2023	425,000	453,003
Providence RI Refunding Bonds Series A	5.00	1-15-2024	400,000	442,388
Providence RI Refunding Bonds Series A	5.00	1-15-2025	450,000	513,709
Providence RI Refunding Bonds Series A	5.00	1-15-2026	450,000	527,292
				2,243,497
Housing revenue: 0.00%
Rhode Island Housing & Mortgage Finance	6.50	4-1-2027	15,000	15,059
Miscellaneous revenue: 0.07%
Providence RI RDA Series A	5.00	4-1-2022	1,940,000	2,002,352
				4,260,908
South Carolina: 0.43%
Education revenue: 0.02%
South Carolina Jobs EDA York Preparatory Academy Project Series A	5.75	11-1-2023	425,000	443,446
Health revenue: 0.09%
Greenville Hospital System South Carolina Hospital Refunding Bonds	5.00	5-1-2029	2,725,000	2,831,638
Miscellaneous revenue: 0.15%
Berkeley County SC Assessment Revenue Bonds Nexton Improvement District	4.00	11-1-2030	425,000	487,774
South Carolina Transportation Infrastructure Refunding Bonds Series A	5.00	10-1-2032	4,025,000	4,073,734
				4,561,508
Resource recovery revenue: 0.05%
South Carolina Jobs EDA	8.00	12-6-2029	260,000	236,109
South Carolina Jobs EDA Solid Waste Disposal RePower South Berkeley LLC 144A•	5.25	2-1-2027	3,310,000	1,324,000
				1,560,109
Utilities revenue: 0.12%
South Carolina Public Service Authority Revenue Refunding Bonds and Improvement Series A	5.00	12-1-2031	2,850,000	3,770,095
				13,166,796
The accompanying notes are an integral part of these financial statements.

46  |  Wells Fargo Strategic Municipal Bond Fund

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
South Dakota: 0.28%
Health revenue: 0.28%
South Dakota HEFA Avera Health Series A	5.00%	7-1-2033	$ 7,675,000	$ 8,537,304
Tennessee: 1.05%
Miscellaneous revenue: 0.50%
Sevier County TN Public Building Authority Local Government Public Improvement Series V1-K1 (U.S. Bank NA SPA) ø	0.02	6-1-2034	15,500,000	15,500,000
Utilities revenue: 0.55%
Tennessee Energy Acquisition Corporation Gas Project	4.00	11-1-2049	2,210,000	2,501,510
Tennessee Energy Acquisition Corporation Series A	4.00	5-1-2048	12,390,000	13,153,913
Tennessee Energy Acquisition Corporation Series B	5.63	9-1-2026	925,000	1,132,008
				16,787,431
				32,287,431
Texas: 8.30%
Airport revenue: 1.46%
Dallas Fort Worth TX International Airport Improvement Bonds AMT Series H	5.00	11-1-2032	9,175,000	9,320,429
Dallas Fort Worth TX International Airport Improvement Bonds AMT Series H	5.00	11-1-2037	22,000,000	22,348,713
Dallas Fort Worth TX International Airport Refunding Bonds AMT Series A	5.00	11-1-2032	3,125,000	3,424,226
El Paso TX Airport Revenue Refunding Bonds El Paso International Airport	5.00	8-15-2023	690,000	759,528
El Paso TX Airport Revenue Refunding Bonds El Paso International Airport	5.00	8-15-2024	725,000	828,954
El Paso TX Airport Revenue Refunding Bonds El Paso International Airport	5.00	8-15-2027	835,000	1,043,487
El Paso TX Airport Revenue Refunding Bonds El Paso International Airport	5.00	8-15-2028	880,000	1,124,286
El Paso TX Airport Revenue Refunding Bonds El Paso International Airport	5.00	8-15-2029	920,000	1,196,148
El Paso TX Airport Revenue Refunding Bonds El Paso International Airport	5.00	8-15-2030	970,000	1,281,341
Galveston TX Wharves & Terminal Refunding Bonds	4.63	2-1-2024	755,000	755,916
Houston TX Airport System Subordinate Refunding Bonds AMT Series A	5.00	7-1-2031	2,750,000	2,878,885
				44,961,913
Education revenue: 0.98%
Alamo TX Community College District Various Financing System	1.70	11-1-2042	545,000	546,543
Arlington TX Higher Education Finance Corporation Edcuation Series A	4.00	6-15-2026	530,000	531,338
Arlington TX Higher Education Finance Corporation Edcuation Series A	4.00	8-15-2029	80,000	90,056
Arlington TX Higher Education Finance Corporation Edcuation Series A	4.00	8-15-2030	85,000	95,234
Arlington TX Higher Education Finance Corporation Edcuation Series A	4.00	8-15-2031	80,000	89,400
The accompanying notes are an integral part of these financial statements.

Wells Fargo Strategic Municipal Bond Fund  |  47

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Education revenue (continued)
Arlington TX Higher Education Finance Corporation Edcuation Series A	5.00%	8-15-2022	$ 60,000	$ 62,747
Arlington TX Higher Education Finance Corporation Edcuation Series A	5.00	8-15-2023	155,000	168,037
Arlington TX Higher Education Finance Corporation Edcuation Series A	5.00	8-15-2024	195,000	218,192
Arlington TX Higher Education Finance Corporation Edcuation Series A	5.00	8-15-2025	205,000	235,770
Arlington TX Higher Education Finance Corporation Edcuation Series A	5.00	8-15-2026	200,000	235,664
Arlington TX Higher Education Finance Corporation Edcuation Series A	5.00	8-15-2027	205,000	244,802
Arlington TX Higher Education Finance Corporation Edcuation Series A	5.00	8-15-2028	75,000	89,077
Austin TX Community College District Series A	4.00	2-1-2023	320,000	339,219
Clifton TX Higher Education Finance Corporation Education Revenue International Leadership Texas Series A	6.00	3-1-2029	2,150,000	2,411,281
Clifton TX Higher Education Finance Corporation International Leadership Series 2015A	4.63	8-15-2025	8,610,000	9,339,269
Clifton TX Higher Education Finance Corporation Uplift Education Series 2018D	5.00	8-15-2025	6,565,000	7,694,663
Clifton TX Higher Education Finance Corporation Uplift Education Series A	4.00	12-1-2025	2,410,000	2,569,017
New Hope TX Cultural Education Facilities Finance Corporation Education Revenue Cumberland Academy Series A 144A	4.00	8-15-2030	1,735,000	1,888,032
New Hope TX Cultural Education Facilities Finance Corporation Jubilee Academic Center 144A	3.38	8-15-2021	550,000	551,617
Newark TX Higher Educational Finance Corporation Charter Schools Incorporated Series 2015 A 144A	4.63	8-15-2025	1,160,000	1,243,526
Texas PFA Southern University Financing System (BAM Insured)	5.00	11-1-2021	1,275,000	1,294,439
				29,937,923
GO revenue: 2.89%
Brazosporight TX Independent School District School Building Series A	4.00	2-15-2029	2,355,000	2,757,612
Denton TX Independent School District Refunding Bonds Series B	5.00	8-15-2032	5,000,000	5,271,709
Grapevine Colleyville TX Independent School Building	5.00	8-15-2034	2,890,000	3,397,634
Grapevine Colleyville TX Independent School Building	5.00	8-15-2035	1,600,000	1,878,904
Houston TX Public Improvement Refunding Bonds Series A	4.00	3-1-2031	10,110,000	11,007,215
Leander TX Independent School District CAB Bonds Series 2014C ¤	0.00	8-15-2035	2,975,000	1,695,185
Northside TX Independent School District School Building Bond Series 2018	2.75	8-1-2048	11,275,000	11,819,290
Northwest Texas Independent School District Refunding Bonds	5.00	2-15-2032	1,750,000	2,041,724
Texas State College Student Loan	4.00	8-1-2032	1,500,000	1,799,484
Texas Transportation Commission Mobility Fund Refunding Bonds Series A	5.00	10-1-2030	40,760,000	46,960,085
				88,628,842
Health revenue: 0.25%
Harris County TX Cultural Education Facilities Finance Corporation Revenue Texas Medical Center Series A øø	0.90	5-15-2050	1,500,000	1,500,580
The accompanying notes are an integral part of these financial statements.

48  |  Wells Fargo Strategic Municipal Bond Fund

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Health revenue (continued)
New Hope TX Cultural Education Facilities Finance Corporation Hospital Series 2017A	5.00%	8-15-2024	$ 1,000,000	$ 1,140,703
New Hope TX Cultural Education Facilities Finance Corporation Hospital Series 2017A	5.00	8-15-2026	2,000,000	2,433,558
New Hope TX Cultural Education Facilities Finance Corporation Presbyterian Village North Project	5.00	10-1-2023	1,570,000	1,672,235
Tarrant County TX Cultural Education Facilities Finance Corporation Retirement Facility Revenue MRC Stevenson Oaks Project	3.00	11-15-2026	1,000,000	1,013,595
				7,760,671
Housing revenue: 0.11%
New Hope TX Cultural Education Facilities Finance Corporation Student Housing Tarleton State University Project	5.38	4-1-2028	1,845,000	2,009,060
New Hope TX ECFA Collegiate Housing Tarleton State University Series A	4.00	4-1-2022	870,000	894,870
New Hope TX ECFA Collegiate Housing Tarleton State University Series A	5.00	4-1-2025	480,000	561,450
				3,465,380
Miscellaneous revenue: 0.59%
Houston TX Airport System Revenue Refunding Bonds AMT Special Facilities United	5.00	7-1-2027	1,750,000	2,088,007
Lewisville TX Combination Contract Revenue Special Assessment Bonds Utility System 144A	8.00	9-1-2039	1,755,000	1,766,253
Lewisville TX Combination Contract Revenue Special Assessment Bonds Utility System 144A	8.00	9-1-2039	1,875,000	1,887,023
Lower Colorado River Authority Texas Transmission Contract Transmission Services Corporation Project	5.00	5-15-2028	1,845,000	2,080,370
Texas Transportation Commission Highway Improvement	5.00	4-1-2027	3,010,000	3,401,183
Wise County TX Parker County Junior College District Project	5.00	8-15-2025	505,000	587,428
Wise County TX Parker County Junior College District Project	5.00	8-15-2028	1,630,000	2,012,599
Wise County TX Parker County Junior College District Project	5.00	8-15-2031	680,000	873,218
Wise County TX Parker County Junior College District Project	5.00	8-15-2034	980,000	1,243,994
Wood Glen TX Housing Finance Corporation Mortgage Copperwood Project Series A (NPFGC/FHA Insured)	7.65	7-1-2022	2,125,000	2,223,739
				18,163,814
Transportation revenue: 1.02%
Central Texas Regional Mobility Authority Revenue Subordinated Lien BAN Series F	5.00	1-1-2025	2,000,000	2,263,140
Central Texas Regional Mobility Authority Senior Lien Series A	5.00	1-1-2023	500,000	535,165
North Texas Thruway Authority Revenue Convertible CAB Special PJS System C	0.00	9-1-2045	10,000,000	15,063,033
RBC Municipal Products Incorporated Trust Series E145 (Royal Bank of Canada LOC, Royal Bank of Canada LIQ) 144Aø	0.06	9-8-2021	7,000,000	7,000,000
Texas Private Activity Bond Surface Transportation Corporation Senior Lien Revenue Refunding Bonds Notes Mobility	5.00	12-31-2030	1,000,000	1,287,975
The accompanying notes are an integral part of these financial statements.

Wells Fargo Strategic Municipal Bond Fund  |  49

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Transportation revenue (continued)
Texas Private Activity Bond Surface Transportation Corporation Senior Lien Revenue Refunding Bonds Notes Mobility	5.00%	12-31-2032	$ 1,000,000	$ 1,280,081
Texas Private Activity Bond Surface Transportation Corporation Senior Lien Revenue Refunding Bonds Notes Mobility	5.00	12-31-2033	3,000,000	3,832,158
				31,261,552
Utilities revenue: 0.35%
San Antonio TX Electric & Gas Revenue Various Refunding Bonds Junior Lien Series 2020	1.75	2-1-2049	4,250,000	4,448,730
San Antonio TX Electric & Gas Systems Junior Lien Refunding Bonds Series 2018	2.75	2-1-2048	6,000,000	6,204,143
				10,652,873
Water & sewer revenue: 0.65%
Dallas TX Waterworks Refunding Bonds Series A	5.00	10-1-2029	16,225,000	19,880,450
				254,713,418
Utah: 0.41%
Airport revenue: 0.15%
Salt Lake City UT Airport Revenue Bonds AMT Series 2018A	5.00	7-1-2029	1,000,000	1,251,372
Salt Lake City UT Airport Revenue Bonds AMT Series 2018A	5.00	7-1-2031	2,705,000	3,359,393
				4,610,765
Education revenue: 0.06%
Utah Charter School Finance Authority Freedom Academy Foundation St. George 144A	3.25	6-15-2031	540,000	564,803
Utah Charter School Finance Authority Ronald Wilson Reagan Academy Project Series A 144A	3.50	2-15-2026	1,080,000	1,121,648
				1,686,451
Miscellaneous revenue: 0.20%
Mida Mountain UT Village Public Infrastructure District Mountain Village Assessment Area #2 144A	4.00	8-1-2024	1,000,000	1,067,689
Mida Mountain UT Village Public Infrastructure District Mountain Village Assessment Area #2 144A	4.00	8-1-2026	1,000,000	1,092,475
Mida Mountain UT Village Public Infrastructure District Mountain Village Assessment Area #2 144A	4.00	8-1-2028	1,000,000	1,102,337
Mida Mountain UT Village Public Infrastructure District Mountain Village Assessment Area #2 144A	4.00	8-1-2029	580,000	640,876
Mida Mountain UT Village Public Infrastructure District Mountain Village Assessment Area #2 144A	4.00	8-1-2030	680,000	751,849
Mida Mountain UT Village Public Infrastructure District Mountain Village Assessment Area #2 144A	4.00	8-1-2050	1,500,000	1,578,255
				6,233,481
				12,530,697
The accompanying notes are an integral part of these financial statements.

50  |  Wells Fargo Strategic Municipal Bond Fund

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Vermont: 0.12%
Education revenue: 0.06%
Vermont Student Assistance Corporation Series A	5.00%	6-15-2022	$ 550,000	$ 573,283
Vermont Student Assistance Corporation Series A	5.00	6-15-2023	1,200,000	1,301,192
				1,874,475
Housing revenue: 0.06%
Vermont Housing Finance Agency Multiple Purpose Series A (GNMA/FNMA/FHLMC Insured)	3.75	11-1-2050	1,765,000	1,960,446
				3,834,921
Virginia: 1.70%
Education revenue: 0.04%
Virginia College Building Authority Educational Facilities Regent University Project	5.00	6-1-2029	330,000	419,013
Virginia College Building Authority Educational Facilities Regent University Project	5.00	6-1-2030	350,000	451,287
Virginia College Building Authority Educational Facilities Regent University Project	5.00	6-1-2031	300,000	393,208
				1,263,508
Health revenue: 0.18%
Mizuho Floater/Residual Trust Tender Option Bond Series 2020-MIZ9025 (Mizuho Capital Markets LOC, Mizuho Capital Markets LIQ) 144Aø	0.11	11-1-2035	4,830,000	4,830,000
Roanoke VA EDA Residential Care Facility Revenue Richfield Living	4.30	9-1-2030	770,000	756,230
				5,586,230
Miscellaneous revenue: 0.23%
Westmoreland County VA IDA Lease BAN High School Project	2.00	6-1-2022	7,000,000	7,051,829
Transportation revenue: 0.94%
Chesapeake VA Bay Bridge & Tunnel District First Tier Generation Resolution	5.00	11-1-2023	20,000,000	22,126,062
Toll Road Investors Partnership II LP Series 1999B (National Public Finance Guaranty Insured) 144A¤	0.00	2-15-2029	10,000,000	6,686,728
				28,812,790
Utilities revenue: 0.31%
Chesapeake VA EDA Pollution Control Electric & Power Company Series 2008A	1.90	2-1-2032	4,250,000	4,350,425
Wise County VA IDA Solid Waste and Sewage Disposal Revenue Virginia Electric and Power Company Project Series A	0.75	10-1-2040	5,000,000	5,045,446
				9,395,871
				52,110,228
Washington: 2.13%
Airport revenue: 0.08%
Port of Seattle WA Intermediate Lien Revenue Bonds AMT Series 2018A	5.00	5-1-2036	2,030,000	2,416,259
The accompanying notes are an integral part of these financial statements.

Wells Fargo Strategic Municipal Bond Fund  |  51

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
GO revenue: 0.20%
Washington State Refunding Bonds Motor Vehicle Fuel Tax	5.00%	6-1-2027	$ 1,120,000	$ 1,401,810
Washington State Refunding Bonds Motor Vehicle Fuel Tax	5.00	6-1-2028	1,500,000	1,927,232
Washington State Refunding Bonds Motor Vehicle Fuel Tax	5.00	6-1-2029	1,000,000	1,313,489
Washington State Refunding Bonds Motor Vehicle Fuel Tax	5.00	6-1-2030	1,150,000	1,544,059
				6,186,590
Health revenue: 0.86%
Skagit County WA Public Hospital District Refunding Bonds and Improvement Skagit Regional Health	5.00	12-1-2029	3,975,000	4,649,967
Washington HCFR Catholic Health Initiatives Series B (SIFMA Municipal Swap +1.40%) ±	1.43	1-1-2035	11,000,000	11,063,843
Washington Health Care Facilities Authority CommonSpirit Health Series B3	5.00	8-1-2049	3,000,000	3,594,842
Washington Health Care Facilities Authority Fred Hutchinson Cancer Research (1 Month LIBOR +1.10%) ±	1.16	1-1-2042	6,150,000	6,166,714
Washington Housing Finance Commission Nonprofit Housing Revenue Rockwood Retirement Communities 144A	3.00	7-1-2027	1,000,000	1,024,525
				26,499,891
Housing revenue: 0.61%
Seattle WA Housing Authority Northgate Plaza Project	1.00	6-1-2026	2,000,000	1,998,096
Snohomish County WA Housing Authority	5.00	4-1-2027	1,130,000	1,372,939
Snohomish County WA Housing Authority	5.00	4-1-2028	1,610,000	1,996,723
Snohomish County WA Housing Authority	5.00	4-1-2029	1,690,000	2,136,645
Washington Housing Finance Commission Downtowner Apartments Project (FHLMC LIQ)	3.70	7-1-2030	5,000,000	5,678,914
Washington Housing Finance Commission Municipal Certificates Series 1 Class A	3.50	12-20-2035	4,744,679	5,534,279
				18,717,596
Tax revenue: 0.38%
Washington Convention Center Junior Lodging Tax Notes	4.00	7-1-2031	10,000,000	11,702,019
				65,522,355
West Virginia: 0.47%
Education revenue: 0.04%
West Virginia University Revenues Refunding Bonds West Virginia University Projects Series B	5.00	10-1-2041	1,000,000	1,282,050
Miscellaneous revenue: 0.07%
Roane County WV Building Commission Lease BAN Roane General Hospital	2.55	11-1-2021	2,250,000	2,253,120
Tax revenue: 0.14%
Monongalia County WV Commission Improvement & Refunding Bonds University Town Center Series A 144A	4.13	6-1-2043	900,000	1,014,211
Monongalia County WV Commission Special District University Town Center Series A 144A	4.50	6-1-2027	2,815,000	3,098,517
				4,112,728
Utilities revenue: 0.18%
West Virginia EDA Solid Waste Disposal Facilities Wheeling Power Company Mitchell Project Series A	3.00	6-1-2037	5,450,000	5,562,256
The accompanying notes are an integral part of these financial statements.

52  |  Wells Fargo Strategic Municipal Bond Fund

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Water & sewer revenue: 0.04%
Parkersburg WV Waterworks and Sewerage System Series A (BAM Insured) %%	3.00%	8-1-2022	$ 250,000	$ 256,965
Parkersburg WV Waterworks and Sewerage System Series A (BAM Insured) %%	3.00	8-1-2024	400,000	429,603
Parkersburg WV Waterworks and Sewerage System Series A (BAM Insured) %%	3.00	8-1-2025	400,000	436,731
				1,123,299
				14,333,453
Wisconsin: 2.51%
Airport revenue: 0.01%
Wisconsin PFA Airport Series C	5.00	7-1-2022	360,000	374,072
Education revenue: 0.16%
Corvian County WI Community School Revenue 144A	4.25	6-15-2029	945,000	985,746
Milwaukee WI RDA Science Education Consortium Incorporated Project Series A	4.75	8-1-2023	435,000	451,575
Pine Lake WI PFA Preparatory Series 2015 144A	4.35	3-1-2025	1,475,000	1,574,087
Wisconsin PFA Charter School Revenue American Preparatory Academy 144A	4.00	7-15-2029	650,000	697,247
Wisconsin PFA Education Revenue Corvian Community School Series A 144A	4.00	6-15-2029	965,000	1,021,863
Wisconsin PFA Roseman University of Health Sciences Project Series 2012	5.00	4-1-2022	305,000	314,078
				5,044,596
GO revenue: 0.82%
Eau Claire WI Area School District Refunding Bonds	5.00	4-1-2022	1,245,000	1,289,891
Eau Claire WI Area School District Refunding Bonds	5.00	4-1-2023	1,860,000	2,011,575
Eau Claire WI Area School District Refunding Bonds	5.00	4-1-2024	1,000,000	1,124,874
Wisconsin Series B	5.00	5-1-2031	12,230,000	14,768,508
Wisconsin Series B	5.00	5-1-2034	5,000,000	5,824,404
				25,019,252
Health revenue: 0.45%
Wisconsin HEFA Ascension Health Credit Group Series A	4.00	11-15-2034	2,000,000	2,299,320
Wisconsin HEFA Bellin Memorial Hospital Series 2015	5.00	12-1-2022	755,000	805,185
Wisconsin HEFA Beloit Health System Incorporated	5.00	7-1-2027	1,145,000	1,423,398
Wisconsin HEFA Beloit Health System Incorporated	5.00	7-1-2028	600,000	763,070
Wisconsin HEFA Marshfield Clinic Health System Incorporated	5.00	2-15-2052	3,000,000	3,400,092
Wisconsin HEFA St. Camillus Health System Incorporated	2.25	11-1-2026	4,000,000	4,004,900
Wisconsin HEFA St. Camillus Health System Incorporated	5.00	11-1-2027	375,000	419,082
Wisconsin HEFA St. Camillus Health System Incorporated	5.00	11-1-2028	470,000	526,507
				13,641,554
Industrial development revenue: 0.24%
Appleton WI Recovery Zone Facilities Foremost Farms Project Series 2010 (CoBank ACB LOC) ø	0.06	5-1-2037	7,500,000	7,500,000
The accompanying notes are an integral part of these financial statements.

Wells Fargo Strategic Municipal Bond Fund  |  53

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Miscellaneous revenue: 0.18%
Monona WI Anticipation Notes Series D	3.63%	9-1-2022	$ 1,925,000	$ 1,930,170
Wisconsin State Series 2	5.00	11-1-2029	3,000,000	3,629,060
				5,559,230
Tax revenue: 0.58%
Wisconsin Center District WI Tax Revenue Capital Appreciation Junior Dedicated Series D ¤	0.00	12-15-2028	260,000	234,400
Wisconsin Center District WI Tax Revenue Capital Appreciation Junior Dedicated Series D ¤	0.00	12-15-2029	390,000	342,642
Wisconsin Center District WI Tax Revenue Capital Appreciation Junior Dedicated Series D ¤	0.00	12-15-2030	550,000	470,788
Wisconsin Center District WI Tax Revenue Capital Appreciation Senior Dedicated Series C (AGM Insured) ¤	0.00	12-15-2029	1,050,000	922,499
Wisconsin Center District WI Tax Revenue Capital Appreciation Senior Dedicated Series C (AGM Insured) ¤	0.00	12-15-2031	1,350,000	1,113,169
Wisconsin State General Fund Annual Appropriations Series A	5.00	5-1-2028	11,775,000	14,667,930
				17,751,428
Water & sewer revenue: 0.07%
Wisconsin Clean Water Refunding Bonds Series 2012	5.00	6-1-2023	310,000	338,159
Wisconsin Clean Water Refunding Bonds Series 2015	5.00	6-1-2026	1,525,000	1,731,829
				2,069,988
				76,960,120
Wyoming: 0.38%
Industrial development revenue: 0.38%
Sublette County WY PCR ExxonMobil Project ø	0.02	10-1-2044	11,595,000	11,595,000
Total Municipal obligations (Cost $2,895,971,615)				3,008,908,357

		Yield	Shares
Short-term investments: 2.71%
Investment companies: 2.71%
Wells Fargo Municipal Cash Management Money Market Fund Institutional Class ♠∞##		0.01	83,231,861	83,256,830
Total Short-term investments (Cost $83,256,084)				83,256,830
Total investments in securities (Cost $2,999,227,699)	101.37%			3,112,165,187
Other assets and liabilities, net	(1.37)			(42,162,858)
Total net assets	100.00%			$3,070,002,329

The accompanying notes are an integral part of these financial statements.

54  |  Wells Fargo Strategic Municipal Bond Fund

Portfolio of investments—June 30, 2021

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
ø	Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The maturity date shown represents the final maturity date of the security. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The rate shown is the rate in effect at period end.
±	Variable rate investment. The rate shown is the rate in effect at period end.
øø	The interest rate is determined and reset by the issuer periodically depending upon the terms of the security. The rate shown is the rate in effect at period end.
€	The security is an auction-rate security which has an interest rate that resets at predetermined short-term intervals through a Dutch auction. The rate shown is the rate in effect at period end.
¤	The security is issued in zero coupon form with no periodic interest payments.
•	The Fund has stopped accruing interest on this security.
##	All or a portion of this security is segregated for when-issued securities.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.
%%	The security is purchased on a when-issued basis.

Abbreviations:
AGC	Assured Guaranty Corporation
AGM	Assured Guaranty Municipal
Ambac	Ambac Financial Group Incorporated
AMT	Alternative minimum tax
BAM	Build America Mutual Assurance Company
BAN	Bond anticipation notes
CAB	Capital appreciation bond
CDA	Community Development Authority
ECFA	Educational & Cultural Facilities Authority
EDA	Economic Development Authority
EDFA	Economic Development Finance Authority
FHA	Federal Housing Administration
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
GO	General obligation
HCFR	Healthcare facilities revenue
HEFA	Health & Educational Facilities Authority
HEFAR	Higher Education Facilities Authority Revenue
HFA	Housing Finance Authority
HFFA	Health Facilities Financing Authority
IDA	Industrial Development Authority
LIBOR	London Interbank Offered Rate
LIQ	Liquidity agreement
LOC	Letter of credit
MFHR	Multifamily housing revenue
NPFGC	National Public Finance Guarantee Corporation
PCFA	Pollution Control Financing Authority
PCR	Pollution control revenue
PFA	Public Finance Authority
RDA	Redevelopment Authority
SIFMA	Securities Industry and Financial Markets Association
SOFR	Secured Overnight Financing Rate
SPA	Standby purchase agreement
TTFA	Transportation Trust Fund Authority
The accompanying notes are an integral part of these financial statements.

Wells Fargo Strategic Municipal Bond Fund  |  55

Portfolio of investments—June 30, 2021

Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliates of the Fund at the beginning of the period or the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	% of net assets	Shares, end of period	Income from affiliated securities
Short-term investments
Investment companies
Wells Fargo Municipal Cash Management Money Market Fund Institutional Class	$22,727,227	$1,040,253,097	$(979,727,181)	$5,611	$(1,924)	$83,256,830	2.71%	83,231,861	$8,327
The accompanying notes are an integral part of these financial statements.

56  |  Wells Fargo Strategic Municipal Bond Fund

Statement of assets and liabilities—June 30, 2021

Assets
Investments in unaffiliated securities, at value (cost $2,915,971,615)	$ 3,028,908,357
Investments in affiliated securites, at value (cost $83,256,084)	83,256,830
Cash	186,914
Cash due from broker	60,009
Receivable for interest	25,541,790
Receivable for Fund shares sold	6,404,660
Receivable for investments sold	3,120,564
Prepaid expenses and other assets	47,802
Total assets	3,147,526,926
Liabilities
Payable for when-issued transactions	44,296,123
Payable for investments purchased	25,000,000
Payable for Fund shares redeemed	6,365,183
Management fee payable	894,830
Dividends payable	520,721
Administration fees payable	244,252
Distribution fee payable	34,969
Trustees’ fees and expenses payable	291
Accrued expenses and other liabilities	168,228
Total liabilities	77,524,597
Total net assets	$3,070,002,329
Net assets consist of
Paid-in capital	$ 2,965,922,618
Total distributable earnings	104,079,711
Total net assets	$3,070,002,329
Computation of net asset value and offering price per share
Net assets – Class A	$ 622,408,679
Shares outstanding – Class A1	66,731,788
Net asset value per share – Class A	$9.33
Maximum offering price per share – Class A2	$9.72
Net assets – Class C	$ 56,483,361
Shares outstanding – Class C1	6,035,220
Net asset value per share – Class C	$9.36
Net assets – Class R6	$ 17,590,118
Shares outstanding – Class R6[1]	1,885,931
Net asset value per share – Class R6	$9.33
Net assets – Administrator Class	$ 111,200,126
Shares outstanding – Administrator Class[1]	11,929,720
Net asset value per share – Administrator Class	$9.32
Net assets – Institutional Class	$ 2,262,320,045
Shares outstanding – Institutional Class[1]	242,618,137
Net asset value per share – Institutional Class	$9.32
[1]	The Fund has an unlimited number of authorized shares
[2]	Maximum offering price is computed as 100/96 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

Wells Fargo Strategic Municipal Bond Fund  |  57

Statement of operations—year ended June 30, 2021

Investment income
Interest	$ 64,313,157
Income from affiliated securities	8,327
Total investment income	64,321,484
Expenses
Management fee	10,342,783
Administration fees
Class A	943,813
Class C	97,407
Class R6	6,153
Administrator Class	116,374
Institutional Class	1,648,347
Shareholder servicing fees
Class A	1,474,225
Class C	152,003
Administrator Class	290,023
Distribution fee
Class C	456,009
Custody and accounting fees	109,511
Professional fees	70,166
Registration fees	192,285
Shareholder report expenses	88,540
Trustees’ fees and expenses	19,272
Other fees and expenses	58,722
Total expenses	16,065,633
Less: Fee waivers and/or expense reimbursements
Class A	(1,552)
Administrator Class	(60,013)
Net expenses	16,004,068
Net investment income	48,317,416
Realized and unrealized gains (losses) on investments
Net realized gains on
Unaffiliated securities	2,099,408
Affiliated securities	5,611
Futures contracts	4,499
Net realized gains on investments	2,109,518
Net change in unrealized gains (losses) on
Unaffiliated securities	44,656,696
Affiliated securities	(1,924)
Futures contracts	15,740
Net change in unrealized gains (losses) on investments	44,670,512
Net realized and unrealized gains (losses) on investments	46,780,030
Net increase in net assets resulting from operations	$95,097,446
The accompanying notes are an integral part of these financial statements.

58  |  Wells Fargo Strategic Municipal Bond Fund

Statement of changes in net assets

	Year ended June 30, 2021		Year ended June 30, 2020
Operations
Net investment income		$ 48,317,416		$ 51,940,887
Net realized gains (losses) on investments		2,109,518		(10,576,238)
Net change in unrealized gains (losses) on investments		44,670,512		12,244,799
Net increase in net assets resulting from operations		95,097,446		53,609,448
Distributions to shareholders from
Net investment income and net realized gains
Class A		(8,720,081)		(10,397,610)
Class C		(448,752)		(857,859)
Class R6		(382,035)		(365,000)
Administrator Class		(1,856,941)		(2,747,561)
Institutional Class		(37,234,619)		(39,466,814)
Total distributions to shareholders		(48,642,428)		(53,834,844)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	20,714,962	192,340,071	18,849,916	172,905,977
Class C	1,499,230	13,959,853	1,396,675	12,877,889
Class R6	605,823	5,608,705	2,389,745	21,930,358
Administrator Class	3,675,293	34,067,514	2,699,164	24,742,963
Institutional Class	116,362,031	1,079,938,083	93,352,999	853,335,830
		1,325,914,226		1,085,793,017
Reinvestment of distributions
Class A	847,490	7,868,254	1,035,246	9,479,576
Class C	43,525	405,245	79,915	734,143
Class R6	18,022	167,297	11,437	104,320
Administrator Class	194,043	1,799,801	292,011	2,673,202
Institutional Class	3,427,679	31,814,419	3,591,282	32,877,993
		42,055,016		45,869,234
Payment for shares redeemed
Class A	(14,333,244)	(133,073,086)	(18,134,239)	(164,712,253)
Class C	(3,057,048)	(28,421,728)	(2,900,830)	(26,634,023)
Class R6	(968,596)	(9,001,156)	(1,623,820)	(14,770,396)
Administrator Class	(4,583,793)	(42,503,136)	(6,663,826)	(60,284,872)
Institutional Class	(76,704,450)	(712,279,926)	(77,609,421)	(703,994,181)
		(925,279,032)		(970,395,725)
Net increase in net assets resulting from capital share transactions		442,690,210		161,266,526
Total increase in net assets		489,145,228		161,041,130
Net assets
Beginning of period		2,580,857,101		2,419,815,971
End of period		$3,070,002,329		$2,580,857,101
The accompanying notes are an integral part of these financial statements.

Wells Fargo Strategic Municipal Bond Fund  |  59

Financial highlights
(For a share outstanding throughout each period)
	Year ended June 30
Class A	2021	2020	2019	2018	2017
Net asset value, beginning of period	$9.17	$9.14	$8.93	$8.94	$9.06
Net investment income	0.14	0.17	0.18	0.15	0.13
Net realized and unrealized gains (losses) on investments	0.16	0.03	0.21	0.01	(0.07)
Total from investment operations	0.30	0.20	0.39	0.16	0.06
Distributions to shareholders from
Net investment income	(0.14)	(0.16)	(0.18)	(0.15)	(0.13)
Net realized gains	0.00	(0.01)	0.00	(0.02)	(0.05)
Total distributions to shareholders	(0.14)	(0.17)	(0.18)	(0.17)	(0.18)
Net asset value, end of period	$9.33	$9.17	$9.14	$8.93	$8.94
Total return[1]	3.26%	2.23%	4.41%	1.82%	0.65%
Ratios to average net assets (annualized)
Gross expenses	0.79%	0.79%	0.80%	0.82%	0.81%
Net expenses	0.79%	0.79%	0.80%	0.82%	0.81%
Net investment income	1.47%	1.81%	1.99%	1.69%	1.45%
Supplemental data
Portfolio turnover rate	11%	26%	29%	33%	31%
Net assets, end of period (000s omitted)	$622,409	$545,670	$528,004	$491,128	$550,965

[1]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.

60  |  Wells Fargo Strategic Municipal Bond Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended June 30
Class C	2021	2020	2019	2018	2017
Net asset value, beginning of period	$9.20	$9.17	$8.96	$8.97	$9.09
Net investment income	0.07	0.10	0.11 [1]	0.08 [1]	0.07
Net realized and unrealized gains (losses) on investments	0.16	0.04	0.21	0.01	(0.07)
Total from investment operations	0.23	0.14	0.32	0.09	(0.00)
Distributions to shareholders from
Net investment income	(0.07)	(0.10)	(0.11)	(0.08)	(0.07)
Net realized gains	0.00	(0.01)	0.00	(0.02)	(0.05)
Total distributions to shareholders	(0.07)	(0.11)	(0.11)	(0.10)	(0.12)
Net asset value, end of period	$9.36	$9.20	$9.17	$8.96	$8.97
Total return[2]	2.49%	1.47%	3.62%	1.06%	(0.10)%
Ratios to average net assets (annualized)
Gross expenses	1.54%	1.54%	1.55%	1.57%	1.56%
Net expenses	1.54%	1.54%	1.55%	1.57%	1.56%
Net investment income	0.72%	1.06%	1.24%	0.94%	0.72%
Supplemental data
Portfolio turnover rate	11%	26%	29%	33%	31%
Net assets, end of period (000s omitted)	$56,483	$69,472	$82,331	$115,518	$137,955

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.

Wells Fargo Strategic Municipal Bond Fund  |  61

Financial highlights
(For a share outstanding throughout each period)
	Year ended June 30
Class R6	2021	2020	2019 [1]
Net asset value, beginning of period	$9.17	$9.15	$8.94
Net investment income	0.17	0.20	0.20
Net realized and unrealized gains (losses) on investments	0.16	0.03	0.21
Total from investment operations	0.33	0.23	0.41
Distributions to shareholders from
Net investment income	(0.17)	(0.20)	(0.20)
Net realized gains	0.00	(0.01)	0.00
Total distributions to shareholders	(0.17)	(0.21)	(0.20)
Net asset value, end of period	$9.33	$9.17	$9.15
Total return[2]	3.65%	2.51%	4.61%
Ratios to average net assets (annualized)
Gross expenses	0.41%	0.41%	0.41%
Net expenses	0.41%	0.41%	0.41%
Net investment income	1.85%	2.19%	2.39%
Supplemental data
Portfolio turnover rate	11%	26%	29%
Net assets, end of period (000s omitted)	$17,590	$20,459	$13,291

[1]	For the period from July 31, 2018 (commencement of class operations) to June 30, 2019
[2]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

62  |  Wells Fargo Strategic Municipal Bond Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended June 30
Administrator Class	2021	2020	2019	2018	2017
Net asset value, beginning of period	$9.17	$9.14	$8.93	$8.93	$9.06
Net investment income	0.15	0.17	0.19	0.16	0.14
Net realized and unrealized gains (losses) on investments	0.15	0.04	0.21	0.02	(0.08)
Total from investment operations	0.30	0.21	0.40	0.18	0.06
Distributions to shareholders from
Net investment income	(0.15)	(0.17)	(0.19)	(0.16)	(0.14)
Net realized gains	0.00	(0.01)	0.00	(0.02)	(0.05)
Total distributions to shareholders	(0.15)	(0.18)	(0.19)	(0.18)	(0.19)
Net asset value, end of period	$9.32	$9.17	$9.14	$8.93	$8.93
Total return	3.27%	2.34%	4.53%	2.07%	0.67%
Ratios to average net assets (annualized)
Gross expenses	0.73%	0.73%	0.73%	0.76%	0.75%
Net expenses	0.68%	0.68%	0.68%	0.68%	0.68%
Net investment income	1.58%	1.92%	2.10%	1.80%	1.51%
Supplemental data
Portfolio turnover rate	11%	26%	29%	33%	31%
Net assets, end of period (000s omitted)	$111,200	$115,889	$149,097	$191,723	$195,138
The accompanying notes are an integral part of these financial statements.

Wells Fargo Strategic Municipal Bond Fund  |  63

Financial highlights
(For a share outstanding throughout each period)
	Year ended June 30
Institutional Class	2021	2020	2019	2018	2017
Net asset value, beginning of period	$9.17	$9.14	$8.93	$8.94	$9.06
Net investment income	0.17	0.20	0.21	0.18	0.16
Net realized and unrealized gains (losses) on investments	0.15	0.04	0.21	0.01	(0.07)
Total from investment operations	0.32	0.24	0.42	0.19	0.09
Distributions to shareholders from
Net investment income	(0.17)	(0.20)	(0.21)	(0.18)	(0.16)
Net realized gains	0.00	(0.01)	0.00	(0.02)	(0.05)
Total distributions to shareholders	(0.17)	(0.21)	(0.21)	(0.20)	(0.21)
Net asset value, end of period	$9.32	$9.17	$9.14	$8.93	$8.94
Total return	3.49%	2.57%	4.75%	2.16%	0.99%
Ratios to average net assets (annualized)
Gross expenses	0.46%	0.46%	0.47%	0.49%	0.48%
Net expenses	0.46%	0.46%	0.47%	0.48%	0.48%
Net investment income	1.80%	2.14%	2.32%	2.05%	1.85%
Supplemental data
Portfolio turnover rate	11%	26%	29%	33%	31%
Net assets, end of period (000s omitted)	$2,262,320	$1,829,368	$1,647,093	$1,224,170	$1,033,007
The accompanying notes are an integral part of these financial statements.

64  |  Wells Fargo Strategic Municipal Bond Fund

Notes to financial statements
1. ORGANIZATION
Wells Fargo Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Strategic Municipal Bond Fund (the "Fund") which is a diversified series of the Trust.
On February 23, 2021, Wells Fargo & Company announced that it has entered into a definitive agreement to sell Wells Fargo Asset Management ("WFAM") to GTCR LLC and Reverence Capital Partners, L.P. WFAM is the trade name used by the asset management businesses of Wells Fargo & Company and includes Wells Fargo Funds Management, LLC, the investment manager to the Fund, Wells Capital Management, LLC and Wells Fargo Asset Management (International) Limited, both registered investment advisers providing sub-advisory services to certain funds, and Wells Fargo Funds Distributor, LLC, the Fund's principal underwriter. As part of the transaction, Wells Fargo & Company will own a 9.9% equity interest and will continue to serve as an important client and distribution partner.
Consummation of the transaction will result in the automatic termination of the Fund's investment management agreement and subadvisory agreement. The Fund's Board of Trustees approved a new investment management and new subadvisory agreement and approved submitting the agreements to the Fund’s shareholders for approval at a special meeting of shareholders expected to be held on August 16, 2021. Shareholders of record of the Fund at the close of business on May 28, 2021 are entitled to vote at the meeting. If shareholders approve the new agreements, they would take effect upon the closing of the transaction. The transaction is expected to close in the second half of 2021, subject to customary closing conditions.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
Investments in registered open-end investment companies are valued at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC ("Funds Management"). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.
When-issued transactions
The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund's commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Wells Fargo Strategic Municipal Bond Fund  |  65

Notes to financial statements
Futures contracts
Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price on a specified date. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates and is subject to interest rate risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as the counterparty to all exchange traded futures, guarantees the futures contracts against default.
Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.
Distributions to shareholders
Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable and tax-exempt income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of June 30, 2021, the aggregate cost of all investments for federal income tax purposes was $2,999,227,696 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$117,983,770
Gross unrealized losses	(5,046,279)
Net unrealized gains	$112,937,491
As of June 30, 2021, the Fund had capital loss carryforwards which consisted of $6,922,439 in short-term capital losses and $1,545,937 in long-term capital losses.
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common

66  |  Wells Fargo Strategic Municipal Bond Fund

Notes to financial statements
fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of June 30, 2021:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Closed end municipal bond fund obligations	$ 0	$ 20,000,000	$0	$ 20,000,000
Municipal obligations	0	3,008,908,357	0	3,008,908,357
Short-term investments
Investment companies	83,256,830	0	0	83,256,830
Total assets	$83,256,830	$3,028,908,357	$0	$3,112,165,187
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended June 30, 2021, the Fund did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Management fee
Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company ("Wells Fargo"), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $500 million	0.400%
Next $500 million	0.375
Next $2 billion	0.350
Next $2 billion	0.325
Next $5 billion	0.290
Over $10 billion	0.280

Wells Fargo Strategic Municipal Bond Fund  |  67

Notes to financial statements
For the year ended June 30, 2021, the management fee was equivalent to an annual rate of 0.36% of the Fund’s average daily net assets.
Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management, LLC, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.16%
Class C	0.16
Class R6	0.03
Administrator Class	0.10
Institutional Class	0.08
Waivers and/or expense reimbursements
Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management will waive fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has contractually committed through October 31, 2021 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. The contractual expense caps are as follows:
Expense ratio caps
Class A	0.81%
Class C	1.56
Class R6	0.43
Administrator Class	0.68
Institutional Class	0.48
Distribution fee
The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC ("Funds Distributor"), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.
In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended June 30, 2021, Funds Distributor received $18,257 from the sale of Class A shares and $3,290 in contingent deferred sales charges from redemptions of Class A shares. No contingent deferred sales charges were incurred by Class C shares for the year ended June 30, 2021.

68  |  Wells Fargo Strategic Municipal Bond Fund

Notes to financial statements
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund had $457,932,060, $49,540,000 and $0 in interfund purchases, sales and net realized gains (losses), respectively, during the year ended June 30, 2021.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended June 30, 2021 were $724,541,663 and $271,505,287, respectively.
6. DERIVATIVE TRANSACTIONS
During the year ended June 30, 2021, the Fund entered into futures contracts to take advantage of the differences between municipal and treasury yields and to help manage the duration of the portfolio.. The Fund had an average notional amount of $1,300,630 in short futures contracts during the year ended June 30, 2021.
The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.
7. BANK BORROWINGS
The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight bank funding rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.
For the year ended June 30, 2021, there were no borrowings by the Fund under the agreement.
8. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended June 30, 2021 and June 30, 2020 were as follows:
	Year ended June 30
	2021	2020
Ordinary income	$ 0	$ 2,091,065
Tax-exempt income	48,642,428	51,743,779
As of June 30, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed tax-exempt income	Unrealized gains	Capital loss carryforward
$141,653	$112,937,491	$(8,468,376)
9. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the

Wells Fargo Strategic Municipal Bond Fund  |  69

Notes to financial statements
normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
10. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.
11. SUBSEQUENT EVENTS
Wells Fargo Asset Management ("WFAM") announced that it will be changing its company name to Allspring Global Investments upon the closing of the previously announced sale transaction of WFAM by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. The new corporate name is expected to go into effect on the closing date of the transaction, which is anticipated to occur in the second half of 2021, subject to customary closing conditions.
At a meeting held July 15, 2021, the Board of Trustees of the Wells Fargo Funds approved a change in the Fund's name to remove “Wells Fargo” from the Fund's name and replace with “Allspring”. The change is expected to go into effect on October 11, 2021.
Following the closing of the transaction, Wells Fargo Funds Management, LLC, the Fund's investment manager, Wells Capital Management, LLC and Wells Fargo Asset Management (International) Limited, each subadvisers to certain funds, and Wells Fargo Funds Distributor, LLC, the Fund's principal underwriter, will each be rebranded as Allspring.
The special meeting of shareholders held on August 16, 2021 for shareholders of the Fund to approve a new investment management and a new subadvisory agreement has been adjourned until September 15, 2021.

70  |  Wells Fargo Strategic Municipal Bond Fund

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Wells Fargo Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Wells Fargo Strategic Municipal Bond Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of June 30, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of June 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of June 30, 2021, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however, we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.
Boston, Massachusetts
August 25, 2021

Wells Fargo Strategic Municipal Bond Fund  |  71

Other information (unaudited)
TAX INFORMATION
Pursuant to Section 852 of the Internal Revenue Code, 100% of distributions paid from net investment income is designated as exempt-interest dividends for the fiscal year ended June 30, 2021.
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

72  |  Wells Fargo Strategic Municipal Bond Fund

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 139 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

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Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

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Other information (unaudited)
Officers
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC and Chief Legal Counsel of Wells Fargo Asset Management since 2018. Deputy General Counsel of Wells Fargo Bank, N.A. since 2020 and Assistant General Counsel of Wells Fargo Bank, N.A. from 2018 to 2020. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.
Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

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Board considerations (unaudited)
BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:
Board Considerations – Current Agreements
Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at a Board meeting held on May 17-19, 2021 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Strategic Municipal Bond Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”
The Board noted that Wells Fargo & Company recently announced that it had entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”), which includes Funds Management and the Sub-Adviser, to GTCR LLC and Reverence Capital Partners, L.P. and/or their affiliates (the “Transaction”). The Board further noted that the Transaction would result in a change-of-control of Funds Management and the Sub-Adviser, which would be considered to be an assignment that would result in the termination of the Advisory Agreements. In light of the Transaction, the Board separately considered for approval a new investment management agreement with Funds Management and a new sub-advisory agreement with the Sub-Adviser (the “New Agreements”) that would replace the Advisory Agreements upon consummation of the Transaction, subject to approval of the New Agreements by the Fund’s shareholders. The Board also considered for approval interim agreements to go into effect in the event shareholders do not approve the New Agreements before the Transaction is completed. The interim agreements would allow the Manager and the Sub-Adviser to continue providing services to the Fund while the Fund continues to seek shareholder approval of the New Agreements. The Board noted that the terms of the interim agreements would be identical to those of the current Advisory Agreements, except for the term and certain escrow provisions.
At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at Board meetings held in April and May 2021, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2021. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent and quality of services
The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of WFAM, of which Funds Management and the Sub-Adviser are a part, and a summary of investments made in the business of WFAM. The Board also received a description of

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Board considerations (unaudited)
Funds Management’s and the Sub-Adviser’s business continuity plans, including a summary of the performance of such plans and any changes thereto during the COVID-19 pandemic, and of their approaches to data privacy and cybersecurity. The Board also received and reviewed information about Funds Management’s role as administrator of the Fund’s liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.
The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel.
The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates. The Board also considered information about retention and back-up arrangements that have been put into place with respect to key personnel of WFAM in connection with the anticipated Transaction, noting that WFAM provided assurances that the announcement and eventual culmination of the Transaction is not expected to result in any diminution in the nature or quality of services provided to the Fund.
Fund investment performance and expenses
The Board considered the investment performance results for the Fund over various time periods ended December 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrator Class) was higher than the average investment performance of the Universe for all periods under review except the one-year period, which was lower than the average investment performance of the Universe. The Board also noted that the investment performance of the Fund was lower than its benchmark index, the Bloomberg Barclays Short-Institutional Muni Bond Index, for the one- and three-year periods under review, in range of its benchmark index for the five-year period under review and higher than its benchmark index for the ten-year period under review.
The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and benchmark for the periods identified above. The Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions, market factors that affected the Fund’s investment performance and a portfolio manager change which occurred in 2020.
The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were in range of the median net operating expense ratios of the expense Groups for each share class except for the Institutional Class, which was lower than the median net operating expense ratio of the expense Groups.
The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.
Investment management and sub-advisory fee rates
The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.
Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were in range of the sum of these average rates for the Fund’s expense Groups for Class A and the Institutional Class, equal to the sum of the average rate for the Fund’s expense Groups for the Administrator Class and lower than the sum of the average rate for the Fund’s expense Groups for Class R6.

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Board considerations (unaudited)
The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.
The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.
Profitability
The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.
Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.
Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.
Economies of scale
The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
The Board concluded that Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.
Other benefits to Funds Management and the Sub-Adviser
The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.
The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

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Board considerations (unaudited)
Conclusion
At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term.
Board Considerations – New Agreements
Overview of the Board evaluation process
At a meeting held on May 17-19, 2021 (the “Board Meeting”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”, and the series identified below, the “Funds”) approved the continuation of each Fund’s current Investment Management Agreement (the “Current Investment Management Agreement”) and the current Sub-Advisory Agreements (the “Current Sub-Advisory Agreements”, and collectively, the “Current Agreements”).
Wells Fargo C&B Mid Cap Value Fund
Wells Fargo California Limited-Term Tax-Free Fund
Wells Fargo California Tax-Free Fund
Wells Fargo Classic Value Fund
Wells Fargo Common Stock Fund
Wells Fargo Disciplined Small Cap Fund
Wells Fargo Disciplined U.S. Core Fund
Wells Fargo Discovery Fund
Wells Fargo Diversified Equity Fund
Wells Fargo Endeavor Select Fund
Wells Fargo Enterprise Fund
Wells Fargo Fundamental Small Cap Growth Fund
Wells Fargo Growth Fund
Wells Fargo High Yield Municipal Bond Fund
Wells Fargo Intermediate Tax/AMT-Free Fund
Wells Fargo Large Cap Core Fund
Wells Fargo Large Cap Growth Fund
Wells Fargo Large Company Value Fund
Wells Fargo Minnesota Tax-Free Fund
Wells Fargo Municipal Bond Fund
Wells Fargo Omega Growth Fund
Wells Fargo Opportunity Fund
Wells Fargo Pennsylvania Tax-Free Fund
Wells Fargo Premier Large Company Growth Fund
Wells Fargo Short-Term Municipal Bond Fund
Wells Fargo Small Cap Fund
Wells Fargo Special Mid Cap Value Fund
Wells Fargo Special Small Cap Value Fund
Wells Fargo Strategic Municipal Bond Fund
Wells Fargo Ultra Short-Term Municipal Income Fund
Wells Fargo Wisconsin Tax-Free Fund
Each Trustee on the Board is not an “interested person” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Funds (collectively, the “Independent Trustees”). The process followed by the Board in considering and approving the continuation of the Current Agreements is referred to herein as the “2021 Annual Approval Process.”
As noted above, the closing of the sale of Wells Fargo Asset Management (“WFAM”) to a holding company (“NewCo”) affiliated with private funds of GTCR LLC (“GTCR”) and of Reverence Capital Partners, L.P. (“Reverence Capital”, and such transaction, the “Transaction”) will result in a change of control of Wells Fargo Funds Management LLC (“Funds Management”) and Wells Capital Management Incorporated (“Wells Capital”, and together with Funds Management, the “Advisers”), which will be considered to be an “assignment” of each Fund’s Current Agreements under the 1940 Act that will result in the automatic termination of each Fund’s Current Agreements. In light of the expected termination of each Fund’s Current Agreements upon the closing, at the Board Meeting the Board also considered and approved the New Agreements, which are: (i) a new Investment Management Agreement (the “New Investment Management Agreement”) between the Trust, on behalf of each Fund, and Funds Management; (ii) a new Sub-Advisory Agreement (the “New Wells Capital Sub-Advisory Agreement”) among the Trust, Funds Management and

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Board considerations (unaudited)
Wells Capital with respect to each Fund other than C&B Mid Cap Value Fund and Diversified Equity Fund; and (iii) a new Sub-Advisory Agreement (the “New C&B Sub-Advisory Agreement”, and collectively, the “New Agreements”) among the Trust, with respect to the C&B Mid Cap Value Fund, Funds Management and Cooke & Bieler, L.P. (“C&B”, and together with Wells Capital, the “Sub-Advisers”), each of which is intended to go into effect upon the closing. The process followed by the Board in reviewing and approving the New Agreements is referred to herein as the “New Agreement Approval Process.”
At a series of meetings held in April and May 2021 (collectively, “April and May 2021 Meetings”) and at the Board Meeting, the Trustees conferred extensively among themselves and with senior representatives of Funds Management, GTCR and Reverence Capital about the New Agreements and related matters. The Board reviewed and discussed information furnished by Funds Management, GTCR and Reverence Capital that the Board considered reasonably necessary to evaluate the terms of the New Agreements and the services to be provided. At these meetings, senior representatives from Funds Management, GTCR and Reverence Capital made presentations to, and responded to questions from, the Board.
In providing information to the Board in connection with the 2021 annual approval process (the “2021 Annual Approval Process”) and the New Agreement Approval Process, Funds Management, GTCR and Reverence Capital (as applicable) were guided by requests for information submitted by independent legal counsel on behalf of the Independent Trustees. In considering and approving the New Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed herein. The Board considered not only the specific information presented in connection with the April and May 2021 Meetings as well as the Board Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Advisers about various topics. In this regard, the Board reviews reports of Funds Management at each of its regular Board meetings, which includes, among other things, portfolio reviews and investment performance reports. In addition, the Board confers with portfolio managers at various times throughout the year. The Board was assisted in its evaluation of the New Agreements by independent legal counsel, from whom the Independent Trustees received separate legal advice and with whom the Independent Trustees met separately. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
Among other information considered by the Board in connection with the Transaction was:
■	Information regarding the Transaction: information about the structure, financing sources and material terms and conditions of the Transaction, including the expected impact on the businesses conducted by the Advisers and by Wells Fargo Funds Distributor LLC, as the distributor of Fund shares.
■	Information regarding NewCo, GTCR and Reverence Capital: (i) information about NewCo, including information about its expected financial condition and access to capital, and senior leadership team; (ii) the experience of senior management at GTCR and Reverence Capital in acquiring portfolio companies; (iii) the plan to operationalize NewCo, including the transition of necessary infrastructure services through a transition services agreement with Wells Fargo under which Wells Fargo will continue to provide NewCo with certain services for a specified period of time after the closing; and (iv) information regarding regulatory matters, compliance, and risk management functions at NewCo, including resources to be dedicated thereto.
■	Impact of the Transaction on WFAM and Service Providers: (i) information regarding any changes to personnel and/or other resources of the Advisers as a result of the Transaction, including assurances regarding comparable and competitive compensation arrangements to attract and retain highly qualified personnel; and (ii) information about the organizational and operating structure with respect to NewCo, the Advisers and the Funds.
■	Impact of the Transaction on the Funds and their Shareholders: (i) information regarding anticipated benefits to the Funds as a result of the Transaction; (ii) a commitment that the Funds would not bear any expenses, directly or indirectly, in connection with the Transaction; (iii) confirmation that the Advisers intend to continue to manage the Funds in a manner consistent with each Fund’s current investment objectives and principal investments strategies; and (iv) a commitment that neither NewCo nor WFAM will take any steps that would impose any “unfair burden” (as that term is used in section 15(f)(1)(B) of the 1940 Act) on the Funds as a result of the Transaction.
With respect to the New Agreements, the Board considered: (i) a representation that, after the closing, all of the Funds will continue to be managed and advised by their current Advisers and for C&B Mid Cap Value Fund, C&B, and that the same portfolio managers of the Sub-Advisers are expected to continue to manage the Funds after the Transaction; (ii) information regarding the terms of the New Agreements, including changes as compared to the Current Agreements; (iii) information confirming that the fee rates payable under the New Agreements will not increase as a result of the Transaction as compared to the rates under the Current Agreements; and (iv) assurances that the Transaction is not expected to cause any diminution with respect to the nature, extent and quality of any of the services currently provided to the Funds by the Advisers as a result of the Transaction.

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Board considerations (unaudited)
In addition to considering information furnished specifically to evaluate the impact of the Transaction on the Funds and their respective shareholders in connection with the New Agreement Approval Process, the Board considered information furnished at prior meetings of the Board and its committees, including detailed information provided in connection with the 2021 Annual Approval Process. In this regard, in connection with the 2021 Annual Approval Process, the Board received information about complex-wide and individual Fund performance, fees and expenses, including: (i) a report from an independent data provider comparing the investment performance of each Fund to the investment performance of comparable funds and benchmark indices, over various time periods; (ii) a report from an independent data provider comparing each Fund’s total expense ratio (and its components) to those of comparable funds; (iii) comparative information concerning the fees charged and services provided by Funds Management and the Sub-Advisers to each Fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts), if any, that employ investment strategies and techniques similar to those used in managing such Fund(s); and (iv) profitability analyses of Funds Management, as well as the profitability of both WFAM and Wells Fargo from providing services to the fund family as a whole.
After its deliberations, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Advisers under the New Agreements is reasonable, approved the New Agreements for a two-year term, and voted to recommend that Fund shareholders approve the New Agreements. The Board considered the approval of the New Agreements as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent and quality of services
In connection with the 2021 Annual Approval Process, the Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Advisers under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Current Management Agreement, as well as, among other things, a summary of the background and experience of senior management of WFAM, of which Funds Management and Wells Capital are a part, and a summary of investments made in the business of WFAM. The Board also received a description of Funds Management’s and the Sub-Advisers’ business continuity plans, including a summary of the performance of such plans and any changes thereto during the COVID-19 pandemic, and of their approaches to data privacy and cybersecurity. The Board also received and reviewed information about Funds Management’s role as administrator of the Funds’ liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.
In connection with the 2021 Annual Approval Process, the Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds. The Board evaluated the ability of Funds Management and the Sub-Advisers to attract and retain qualified investment professionals, including research, advisory and supervisory personnel.
In connection with the 2021 Annual Approval Process, the Board further considered the compliance programs and compliance records of Funds Management and the Sub-Advisers. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.
In connection with the New Agreement Approval Process, the Board considered, among other information, the structure of the Transaction and expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of Funds Management and the Sub-Advisers. The Board received assurances from Funds Management that each Fund will continue to be advised by its current Sub-Adviser after the closing, and that the same individual portfolio managers are expected to continue to manage the Funds after the closing. With respect to the recruitment and retention of key personnel, the Board noted information from GTCR, Reverence Capital and the Advisers regarding the potential benefits for employees of joining NewCo. The Board recognized that the personnel who had been extended offers may not accept such offers and personnel changes may occur in the future in the ordinary course.
In addition, the Board considered information regarding the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Funds, including the provision of administrative services, and the anticipated impact of the Transaction on such matters. The Board also considered the business-related and other risks to which the Advisers may be subject in managing the Funds and in connection with the Transaction. The Board also considered the transition and integration plans as a result of the change in ownership of the Advisers from Wells Fargo to NewCo. The Board considered the resources and infrastructure that NewCo intends to devote to its compliance program to ensure compliance with applicable laws and regulations, as well as its risk management program and cybersecurity program. The Board also took into account assurances received from the Advisers, GTCR and Reverence Capital that the Transaction is not expected to cause any diminution in the nature, extent and quality of services provided by Funds Management and the Sub-Advisers to the Funds and their shareholders.

Wells Fargo Strategic Municipal Bond Fund  |  81

Board considerations (unaudited)
Fund investment performance and expenses
In connection with the 2021 Annual Approval Process, the Board considered the investment performance results for each Fund over various time periods ended December 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to each Fund (the “Universe”), and in comparison to each Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. Where applicable, the Board received information concerning, and discussed factors contributing to, underperformance of Funds relative to the Universe and benchmark for any underperformance periods.
In connection with the 2021 Annual Approval Process, the Board also received and considered information regarding each Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year.
In connection with the New Agreement Approval Process, the Board received a commitment that WFAM will maintain fee and expense commitments for at least two years after the closing. The Board took into account each Fund’s investment performance and expense information among the factors considered in deciding to approve the New Agreements.
Investment management and sub-advisory fee rates
In connection with the 2021 Annual Approval Process, the Board reviewed and considered the contractual fee rates payable by each Fund to Funds Management under the Current Management Agreement, as well as the contractual fee rates payable by each Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to each of the Sub-Advisers under the Current Sub-Advisory Agreements for investment sub-advisory services (the “Sub-Advisory Fee Rates”).
Among other information reviewed by the Board in connection with the 2021 Annual Approval Process, was a comparison of each Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups.
In connection with the 2021 Annual Approval Process, the Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the Sub-Advisory Fee Rates. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Advisers, and about Funds Management’s on-going oversight services. With respect to C&B, the Board also considered this amount in comparison to the median amount retained by advisers to funds in a sub-advised expense universe that was determined by Broadridge to be similar to the Specialized Technology Fund. In this regard, the Board noted the small size of the sub-advised expense universe. The Board also considered that the sub-advisory fees paid to C&B had been negotiated by Funds Management on an arm’s length basis. Given the affiliation between Funds Management and Wells Capital, the Board ascribed limited relevance to the allocation of fees between them.
In connection with the 2021 Annual Approval Process, the Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Advisers to other types of clients, if any, with investment strategies similar to those of each Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.
In connection with the New Agreement Approval Process, the Board noted the assurances received by it that there would be no increases to any of the Management Rates or the Sub-Advisory Fee Rates as a result of the Transaction. The Board also considered that the New Agreements do not change the computation method for calculating such fees, and there is no present intention to reduce expense waiver and reimbursement arrangements that are currently in effect. Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the New Management Agreement and to each of the Sub-Advisers under the New Sub-Advisory Agreements was reasonable.

82  |  Wells Fargo Strategic Municipal Bond Fund

Board considerations (unaudited)
Profitability
In connection with the 2021 Annual Approval Process, the Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo from providing services to the fund family as a whole. The Board noted that Wells Capital’s profitability information with respect to providing services to each Fund Wells Capital sub-advises and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis. The Board did not consider profitability with respect to C&B, as the sub-advisory fees paid to C&B had been negotiated by Funds Management on an arm’s-length basis.
Funds Management reported on the methodologies and estimates used in calculating profitability in connection with the 2021 Annual Approval Process, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.
In connection with the New Agreement Approval Process, the Board received certain information about NewCo’s projected financial condition, and reviewed with senior representatives of Funds Management, GTCR and Reverence Capital the underlying assumptions on which such information was based. The Board considered that NewCo is a newly formed entity, with no historical operations, revenues or expenses, and that it is difficult to predict with any degree of certainty the future profitability of NewCo and the Advisers from advisory activities under the New Agreements. The Board considered that the fee rates payable under the New Agreements will not increase as a result of the Transaction as compared to the rates under the Current Agreements, and that the current contractual expense limitations applicable to each Fund will not increase. The Board noted that if the New Agreements are approved by shareholders and the Transaction closes, the Board will have the opportunity in the future to review the profitability of NewCo and the Advisers from advisory activities under the New Agreements.
Economies of scale
In connection with the 2021 Annual Approval Process, the Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Funds, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted the existence of breakpoints in each Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that, in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
In connection with the New Agreement Approval Process, the Board noted that NewCo and the Advisers may benefit from possible growth of the Funds resulting from enhanced distribution capabilities. However, the Board noted that other factors could also affect the potential for economies of scale, and that it was not possible to quantify any potential future economies of scale. Based upon the information furnished to the Board in connection with the 2021 Annual Approval Process and the New Agreement Approval Process, the Board concluded that Funds Management’s arrangements with respect to each Fund, including contractual breakpoints and expense limitation arrangements, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.
“Fall-out” benefits to Funds Management and the Sub-Advisers
In connection with the 2021 Annual Approval Process, the Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including Wells Capital, and C&B as a result of their relationships with the Funds. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Funds and benefits potentially derived from an increase in Funds Management’s and the Sub-Advisers’ business as a result of their relationships with the Funds. The Board noted that various current affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.
In connection with the 2021 Annual Approval Process, the Board also reviewed information about soft dollar credits earned and utilized by the Sub-Advisers, fees earned by Funds Management and Wells Capital from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker of Wells Fargo from portfolio transactions.
In connection with the New Agreement Approval Process, the Board received information to the effect that the Transaction is not expected to have a material impact on the fall-out benefits currently realized by Funds Management and its affiliates, including Wells Capital, and C&B. The information reviewed by the Board also noted that several of the ancillary benefits identified for

Wells Fargo Strategic Municipal Bond Fund  |  83

Board considerations (unaudited)
WFAM would be potential ancillary benefits for NewCo, including that the scale and reputation of the Funds might benefit NewCo’s broader reputation, product initiatives, technology investment and talent acquisition. Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits expected to be received by Funds Management and its affiliates, including NewCo and Wells Capital, and C&B under the New Agreements were unreasonable.
Conclusion
At the Board Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Funds Management and to each of the Sub-Advisers under the New Agreements is reasonable, approved the New Agreements for a two-year term, and voted to recommend that Fund shareholders approve the New Agreements.
Board Considerations - Interim Agreements
At a meeting held on May 17-19, 2021 (the “Board Meeting”), the Boards of Trustees (each, a “Board”, and collectively, the “Boards”) of Wells Fargo Funds Trust, Wells Fargo Master Trust, Wells Fargo Variable Trust, Wells Fargo Global Dividend Opportunity Fund, Wells Fargo Income Opportunities Fund, Wells Fargo Multi-Sector Income Fund and Wells Fargo Utilities and High Income Fund (each a “Trust”, and the series thereof, a “Fund”) reviewed and approved for the Trusts and Funds, as applicable: (i) interim investment management agreements (the “Interim Management Agreements”) with Wells Fargo Funds Management, LLC (“Funds Management”); (ii) interim investment advisory agreements (the “Interim Advisory Agreements”) with Funds Management; and (iii) interim sub-advisory agreements (the “Interim Sub-Advisory Agreements”) with each of Cooke & Bieler, L.P., Galliard Capital Management, LLC (“Galliard”), Peregrine Capital Management Inc., Wells Capital Management, LLC (“WellsCap”), and Wells Fargo Asset Management (International) Limited (“WFAMI”, and collectively, the “Sub-Advisers”). Each Trustee on the Board is not an “interested person” (as defined in the Investment Company Act of 1940 (the “1940 Act”) of the Funds (collectively, the “Independent Trustees”). The Interim Management Agreements, Interim Advisory Agreements, and Interim Sub-Advisory Agreements are collectively referred to as the “Interim Advisory Agreements.”
At the Board Meeting, the Boards reviewed and approved the continuation of existing investment management, advisory and sub-advisory agreements (the “Current Advisory Agreements”) for each Trust and Fund, as applicable. The factors considered and conclusions reached by the Boards in approving the Current Advisory Agreements are summarized in the section entitled “Board Considerations – Current Agreements” of this shareholder report. The Boards noted that Wells Fargo & Company has entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”), which includes Funds Management, Galliard, WellsCap and WFAMI (the “Affiliated Sub-Advisers”), to a holding company affiliated with private funds of GTCR LLC and Reverence Capital Partners, L.P. (the “Transaction”). The Boards further noted that the Transaction would result in a change-of-control of Funds Management and the Affiliated Sub-Advisers, which would be considered to be an “assignment” under the 1940 Act that would terminate the Current Advisory Agreements. At the Board Meeting, the Boards also reviewed and approved new investment management, advisory and sub-advisory agreements (the “New Advisory Agreements”) for each Trust and Fund, as applicable, that would replace the Current Advisory Agreements upon consummation of the Transaction, subject to approval of the New Advisory Agreements by the applicable Trust’s or Fund’s shareholders. The factors considered and conclusions reached by the Boards in approving the New Advisory Agreements are summarized in the section entitled “Board Considerations – New Agreements” of this shareholder report.
At the Board Meeting, the Boards also approved the Interim Advisory Agreements, which will go into effect for a Trust or Fund only in the event that shareholders of such Trust or Fund do not approve the New Advisory Agreement(s) for the Trust or Fund by the closing date of the Transaction, when the Current Advisory Agreements will terminate. The Board noted that, in such a circumstance, the Interim Advisory Agreements will permit continuity of management by allowing Funds Management and the Sub-Advisers to continue providing services to the Trust or Fund pursuant to the Interim Advisory Agreements while the Trust or Fund continues to solicit shareholder approval of such New Advisory Agreement(s). The Boards noted that the terms of the Interim Advisory Agreements are identical to those of the Current Advisory Agreements, except for the term and the addition of escrow provisions with respect to the advisory fees. The Boards also noted that the entities that would service the Funds and Trusts under the Interim Advisory Agreements are identical to those that provide services under the Current Advisory Agreements and those that will provide services under the New Advisory Agreements.
In approving the Interim Advisory Agreements, the Boards considered the same factors and reached the same conclusions as they considered and reached with respect to the Boards’ approvals of the Current Advisory Agreements and New Advisory Agreements, as applicable, which are described in separate Board Consideration sections within this shareholder report. Prior to the Board Meeting, including at a series of meetings held in April and May 2021, the Trustees conferred extensively among themselves and with senior representatives of Funds Management, GTCR LLC and Reverence Capital Partners, L.P. about the Interim Advisory

84  |  Wells Fargo Strategic Municipal Bond Fund

Board considerations (unaudited)
Agreements and related matters. The Independent Trustees were assisted in their evaluation of the Interim Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
At the Board Meeting, after considering the factors and reaching the conclusions described in the separate Board Consideration sections within this shareholder report, the Boards unanimously determined that the compensation payable to Funds Management and to each Sub-Adviser under each of the Interim Advisory Agreements was reasonable, and approved the Interim Advisory Agreements.

Wells Fargo Strategic Municipal Bond Fund  |  85

For more information
More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Wells Fargo Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: wfam.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-866-765-0778
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund's website at wfam.com. Read the prospectus carefully before you invest or send money.
Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management, LLC and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE
© 2021 Wells Fargo & Company. All rights reserved.
PAR-0721-00685 08-21
A257/AR257 06-21

Annual Report
June 30, 2021
Wells Fargo Ultra Short-Term
Municipal Income Fund

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The views expressed and any forward-looking statements are as of June 30, 2021, unless otherwise noted, and are those of the Fund's portfolio managers and/or Wells Fargo Asset Management. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.
 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE

Wells Fargo Ultra Short-Term Municipal Income Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Wells Fargo Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Wells Fargo Ultra Short-Term Municipal Income Fund for the 12-month period that ended June 30, 2021. Despite the continued challenges presented by the spread of COVID-19 cases and the business restrictions implemented throughout much of the world, global stocks showed robust returns, supported by global stimulus programs, a rapid vaccination rollout, and recovering consumer and corporate sentiment. Bond markets mostly produced positive returns, as investors searched for yield and diversification during difficult market stretches.
For the 12-month period, equities had robust returns, as policymakers continued to fight the effects of COVID-19. Emerging market stocks led both non-U.S. developed market equities and U.S. stocks. Gains by fixed-income securities were varied, though mostly positive. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 40.79%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 35.72%, while the MSCI EM Index (Net),3 had stronger performance with a 40.90% gain. Among bond indexes, the Bloomberg Barclays U.S. Aggregate Bond Index,4 returned -0.33%, the Bloomberg Barclays Global Aggregate ex-USD Index (unhedged),5 gained 4.60%, the Bloomberg Barclays Municipal Bond Index,6 returned 4.17%, and the ICE BofA U.S. High Yield Index,7 returned 15.62%.
Efforts to contain COVID-19 drove market performance.
July was broadly positive for equities and fixed income. However, economic data and a resurgence of COVID-19 cases underscored the urgent need to regain control of the pandemic. Second-quarter gross domestic product (GDP) shrank from the previous quarter by 9.5% and 12.1% in the U.S. and the eurozone, respectively. In contrast, China’s second-quarter GDP grew 3.2% year over year. The U.S. economy added 1.8 million jobs in July, but a double-digit jobless rate persisted.
The stock market continued to rally in August despite concerns over rising numbers of U.S. and European COVID-19 cases as well as the expiration of the $600 weekly bonus unemployment benefit in July. Relatively strong second-quarter earnings boosted investor sentiment along with the U.S. Federal Reserve (Fed) Board’s announcement of a monetary policy shift expected to support longer-term low interest rates. U.S. manufacturing and services activity indexes beat expectations while the U.S. housing market maintained strength. In Europe, retail sales expanded and consumer confidence was steady. China’s economy continued to expand.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Barclays Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2021. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Ultra Short-Term Municipal Income Fund

Letter to shareholders (unaudited)
Stocks grew more volatile in September on mixed economic data. U.S. economic activity continued to grow. However, U.S. unemployment remained elevated at 7.9% in September. With the U.S. Congress delaying further fiscal relief and uncertainties surrounding a possible vaccine, doubts crept back into the financial markets. In the U.K., a lack of progress in Brexit talks weighed on markets. China’s economy picked up steam, fueled by increased global demand.
In October, capital markets stepped back from their six-month rally. Market volatility rose in advance of the U.S. election and amid a global increase in COVID-19 infections. Europe introduced tighter restrictions affecting economic activity. U.S. markets looked favorably at the prospect of Democratic control of the federal purse strings, which could lead to additional fiscal stimulus and a boost to economic activity. Meanwhile, China reported 4.9% third-quarter GDP growth.
Global stocks rallied in November, propelled by optimism over three promising COVID-19 vaccines. Reversing recent trends, value stocks outperformed growth stocks and cyclical stocks outpaced information technology (IT) stocks. However, U.S. unemployment remained elevated, with a net job loss of 10 million since February. The eurozone services Purchasing Managers' Index, a monthly survey of purchasing managers, contracted sharply while the region’s manufacturing activity grew. The U.S. election results added to the upbeat mood as investors anticipated more consistent policies in the new administration.
Financial markets ended the year with strength on high expectations for a rapid rollout of the COVID-19 vaccines, the successful passage of a $900 billion stimulus package, and rising expectations of additional economic support from a Democratic-led Congress. U.S. economic data were mixed with still-elevated unemployment and weak retail sales but growth in manufacturing output. In contrast, China’s economic expansion continued in both manufacturing and nonmanufacturing. U.S. COVID-19 infection rates continued to rise even as new state and local lockdown measures were implemented.
The year 2021 began with emerging market stocks leading all major asset classes in January, driven by China’s strong economic growth and a broad recovery in corporate earnings, which propelled China’s stock market higher. In the United States, positive news on vaccine trials and January expansion in both the manufacturing and services sectors was offset by a weak December monthly jobs report. This was compounded by technical factors as some hedge funds were forced to sell stocks to protect themselves against a well-publicized short squeeze coordinated by a group of retail investors. Eurozone sentiment and economic growth were particularly weak, reflecting the impact of a new lockdown with stricter social distancing along with a slow vaccine rollout.
February saw major domestic equity indexes driven higher on the hope of a new stimulus bill, improving COVID-19 vaccination numbers, and the gradual reopening of the economy. Most S&P 500 companies reported better-than-expected earnings, with positive surprises coming from the financials, IT, health care, and materials sectors. Japan saw its economy strengthen as a result of strong export numbers. Meanwhile, crude oil prices continued their climb, rising more than 25% for the year. Domestic government bonds experienced a sharp sell-off in late February as markets priced in a more robust economic recovery and higher future growth and inflation expectations.
The passage of the massive domestic stimulus bill highlighted March activity, leading to increased forecasts for U.S. growth in 2021. Domestic employment surged as COVID-19 vaccinations and an increasingly open economy spurred hiring. A majority of U.S. small companies reported they were operating at pre-pandemic capacity or higher. Value stocks continued its outperformance of growth stocks in the month, continuing the trend that started in late 2020. Meanwhile, most major developed global equity indexes were up month to date on the back of rising optimism regarding the outlook for global growth. While the U.S. and U.K. had been most successful in terms of the vaccine rollout, even in markets where the vaccine lagged, such as in the eurozone and Japan, equity indexes in many of those countries had also been in positive territory for the year.
“The passage of the massive domestic stimulus bill highlighted March activity, leading to increased forecasts for U.S. growth in 2021.”

Wells Fargo Ultra Short-Term Municipal Income Fund  |  3

Letter to shareholders (unaudited)
Equity markets produced another strong showing in April. Domestically, the continued reopening of the economy had a strong impact on positive equity performance, as people started leaving their households and jobless claims continued to fall. Domestic corporate bonds performed well and the U.S. dollar weakened. Meanwhile, the U.S. government continued to seek to invest in the recovery, this time by outlining a package of over $2 trillion to improve infrastructure. The primary headwind in April was inflation, as investors tried to determine the breadth and longevity of recent price increases. Developed Europe has been supported by a meaningful increase in the pace of vaccinations. Unfortunately many emerging market countries have not been as successful. India in particular has seen COVID-19 cases surge, serving as an example of the need to get vaccinations rolled out to less developed nations.
Vaccine rollouts continued in May, leading to loosened restrictions globally. As a result, equity markets in general saw a minor increase in returns. Concerns that the continued economic rebound could result in inflation increases becoming more than transitory were supported by the higher input costs businesses were experiencing. Meanwhile, those inflation concerns were tempered by the Fed, which stayed steady on its view of the economy and eased fears of a sudden and substantial policy change. Positive performance in the emerging market equity space was supported this month by steady consumer demand and strong commodity prices. Fixed-income markets were also slightly positive for the month, driven by inflation uncertainty and a softer U.S. dollar.
June witnessed the S&P 500 Index reach a new all-time high. 2021 economic growth and inflation forecasts were revised higher to reflect a strong economic recovery and some supply and demand imbalances. Late June saw a deal reached on a U.S. infrastructure package of approximately $1 trillion for road, bridge, and broadband network upgrades over the next eight years. The Fed’s June meeting yielded no change to policy, but its projections pointed to a possible interest rate rise in 2023. This, combined with a rebound in economic activity and investors searching for yield, led to U.S. Treasury yields being down for the month. Many European and Asian countries saw vaccination momentum increase, while the U.K. dealt with a rise in COVID-19 infections, specifically the Delta variant. Meanwhile, crude oil jumped over 10% in June on the back of the pickup in global economic activity and the Organization of the Petroleum Exporting Countries’ slow pace of supply growth.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Wells Fargo Funds
“ 2021 economic growth and inflation forecasts were revised higher to reflect a strong economic recovery and some supply and demand imbalances.”

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

4  |  Wells Fargo Ultra Short-Term Municipal Income Fund

Letter to shareholders (unaudited)
Preparing for LIBOR Transition
The global financial industry is preparing to transition away from the London Interbank Offered Rate (LIBOR), a key benchmark interest rate, to new alternative rates. LIBOR underpins trillions of dollars of financial contracts. It is the benchmark rate for a wide spectrum of products ranging from residential mortgages to corporate bonds to derivatives. Regulators have called for a market-wide transition away from LIBOR to successor reference rates by the end of 2021 (by June 30, 2023 for most tenors of the U.S. dollar LIBOR), which requires proactive steps be taken by issuers, counterparties, and asset managers to identify impacted products and adopt new reference rates.
The Fund holds one or more securities that use LIBOR as a floating reference rate and has a maturity date after December 31, 2021.
Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of successor reference rates, and any potential effects of the transition away from LIBOR on investment instruments that use it as a benchmark rate. The transition process may result in, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and could negatively impact the value of certain instruments held by the Fund.
Wells Fargo Asset Management is monitoring LIBOR exposure closely and has put resources and controls in place to manage this transition effectively. The Fund’s portfolio management team is evaluating LIBOR holdings to understand what happens to those securities when LIBOR ceases to exist, including examining security documentation to identify the presence or absence of fallback language identifying a replacement rate to LIBOR.
While the pace of transition away from LIBOR will differ by asset class and investment strategy, the portfolio management team will monitor market conditions for those holdings to identify and mitigate deterioration or volatility in pricing and liquidity and ensure appropriate actions are taken in a timely manner.
Further information regarding the potential risks associated with the discontinuation of LIBOR can be found in the Fund’s Statement of Additional Information.

Wells Fargo Ultra Short-Term Municipal Income Fund  |  5

Performance highlights (unaudited)
Investment objective	The Fund seeks current income exempt from federal income tax, consistent with capital preservation.
Manager	Wells Fargo Funds Management, LLC
Subadviser	Wells Capital Management, LLC
Portfolio managers	Bruce R. Johns, James Randazzo, Nicholos Venditti*

Average annual total returns (%) as of June 30, 2021
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (SMAVX)	10-2-2000	-1.39	0.44	0.43	0.62	0.84	0.63	0.67	0.50
Class A2 (WFUNX)[3]	5-29-2020	–	–	–	0.62	0.84	0.63	0.67	0.50
Class C (WFUSX)	3-31-2008	-0.24	0.26	-0.02	0.76	0.26	-0.02	1.42	1.25
Class R6 (WUSRX)[4]	7-31-2018	–	–	–	0.92	1.16	0.95	0.29	0.20
Administrator Class (WUSMX)	7-30-2010	–	–	–	0.62	0.89	0.70	0.61	0.50
Institutional Class (SMAIX)	7-31-2000	–	–	–	0.87	1.13	0.93	0.34	0.25
Ultra Short-Term Municipal Income Blended Index[5]	–	–	–	–	0.40	1.10	0.76	–	–
Bloomberg Barclays 1-Year Municipal Bond Index[6]	–	–	–	–	0.79	1.36	1.09	–	–
iMoneyNet Tax-Free National Institutional Money Market Funds Average[7]	–	–	–	–	0.01	0.83	0.43	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 2.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class A2,Class R6, Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through October 31, 2021, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.50% for Class A, 0.50% for Class A2, 1.25% for Class C, 0.20% for Class R6, 0.50% for Administrator Class, and 0.25% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance for the Class A2 shares prior to their inception reflects the performance of the Class A shares, and includes the higher expenses applicable to the Class A shares. If these expenses had not been included, returns for the Class A2 shares would be higher.
[4]	Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.
[5]	Source: Wells Fargo Funds Management LLC. The Ultra Short-Term Municipal Income Blended Index is composed 50% of the Bloomberg Barclays 1-Year Municipal Bond Index and 50% of the iMoneyNet Tax-Free National Institutional Money Market Funds Average. You cannot invest directly in an index.
[6]	The Bloomberg Barclays 1-Year Municipal Bond Index is the one-year component of the Bloomberg Barclays Municipal Bond Index, which is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

*	Mr. Venditti became a portfolio manager of the Fund on September 1, 2020.

6  |  Wells Fargo Ultra Short-Term Municipal Income Fund

Performance highlights (unaudited)
Growth of $10,000 investment as of June 30, 20211
[1]	The chart compares the performance of Class A shares for the most recent ten years with the Ultra Short-Term Municipal Income Blended Index, Bloomberg Barclays 1-Year Municipal Bond Index and iMoneyNet Tax-Free National Institutional Money Market Funds Average. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 2.00%.
[7]	iMoneyNet Tax-Free National Institutional Money Market Funds Average is the return of an unmanaged group of money market funds. You cannot invest directly in this average.
Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. Loans are subject to risks similar to those associated with other below-investment-grade bond investments, such as credit risk (for example, risk of issuer default), below investment-grade bond risk (for example, risk of greater volatility in value), and risk that the loan may become illiquid or difficult to price. The use of derivatives may reduce returns and/or increase volatility. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to high-yield securities risk and mortgage- and asset-backed securities risk. Consult the Fund’s prospectus for additional information on these and other risks. A portion of the fund’s income may be subject to federal, state, and/or local income taxes or the Alternative Minimum Tax (AMT). Any capital gains distributions may be taxable.

Wells Fargo Ultra Short-Term Municipal Income Fund  |  7

Performance highlights (unaudited)
MANAGER'S DISCUSSION
Fund highlights
■	The Fund outperformed its benchmark, the Ultra Short-Term Municipal Income Blended Index, for the 12-month period that ended June 30, 2021.
■	The Fund's overweights to A-rated and BBB-rated bonds, which outperformed, and underweights to AAA-rated and AA-rated bonds, which underperformed, added to performance.
■	Sector allocations and security selection detracted from performance. The Fund was overweight revenue bonds, which outperformed, but security selection was subpar in revenue bonds. The Fund was underweight state general obligation (GO) bonds, which outperformed, and overweight local GO bonds, which underperformed and detracted from performance.
■	The Fund's duration was shorter than the Bloomberg Barclays 1-Year Municipal Bond Index but longer than the target duration. As short rates declined and longer rates increased, our short duration positioning contributed to performance. With the barbell yield-curve positioning, the longest bonds, which we were overweight, outperformed significantly compared with one-year bonds.
From shutdowns to stimulus and from vaccinations to reopening, the past 12 months were a time of transition.
The COVID-19 pandemic and the associated recovery efforts were the dominant market influences over the 12-month period. The pandemic in the U.S. deteriorated in the fall of 2020, with average daily confirmed cases of COVID-19 exceeding 250,000 late in the year. Hospitalizations and deaths from the virus also reached their highest points of the pandemic in the fall before it was announced that several promising vaccines would soon become available. The rollout of the vaccination effort continues, but as of the end of the second quarter of 2021, more than 50% of the U.S. population has received at least one dose of a vaccine. This brought new daily confirmed cases down to less than 12,000 by late June and has broadly allowed economies around the country to reopen and economic activity to accelerate.
The U.S. economy has also staged a significant recovery from the depths of the recession and the pandemic. Unemployment, which reached a multigenerational high level of over 14% in the spring of 2020, has fallen throughout the period to below 6%. The pace of the employment recovery has slowed materially in 2021, and the recovery has been uneven, upending employment progress made by several demographic groups over the past decade. Enhanced unemployment benefits, a portion of the massive fiscal stimulus injected into the economy over the past year, began to expire in many states near the end of the reporting period. Close attention will be paid to how employment progress evolves as these benefits expire. U.S. gross domestic product (GDP), after seeing the sharpest drop and largest increase on record in the post-war era in the second and third quarters of 2020, respectively, has continued to recover. The first-quarter 2021 reading came in at a very strong 6.4%. The increase in growth has led to expectations for higher inflation. The U.S. Federal Reserve (Fed) Board formally
Credit quality as of June 30, 2021[1]
[1]	The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/ or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the Fund’s portfolio with the ratings depicted in the chart are calculated based on the market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of the three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.
adopted a policy of allowing inflation to average 2% over "a period of time." Inflation readings in 2021 have risen, though Fed officials continue to suggest that they perceive this inflation as transitory. They see the supply-chain bottlenecks and employment market distortions brought on by the pandemic abating, which they believe will allow inflation to fall back toward their 2% target over the next few years.

8  |  Wells Fargo Ultra Short-Term Municipal Income Fund

Performance highlights (unaudited)
U.S. Treasury yields rose throughout the period, with the yield on the 10-year Treasury ending the period 79 basis points (bps; 100 bps equal 1.00%) higher than it started. Rising Treasury yields affected most fixed-income sectors in the first quarter of 2021, with corporate bonds seeing their worst start to a year since 1980. Municipal yields, by contrast, fell over the past 12-month period. The yield to worst for the Bloomberg Barclays Municipal Bond Index* dropped nearly 50 bps since the end of June 2020. Inflows into municipal bond mutual funds and exchange-traded funds were positive for 57 out of the past 58 weeks, and flows through June 2021 alone would make this year the third-highest year of inflows for the asset class on record. This solid technical support has brought municipal-to-Treasury yield ratios to record lows and broadly lifted bond prices across the municipal bond market. Issuance for lower investment-grade-rated issues and high-yield municipal bond issues were met with significant demand, bringing yields down further. Fundamentals in the municipal market have been strongly supported by the huge amounts of fiscal stimulus injected into the economy by the federal government. More than $5 trillion in stimulus was approved and began being distributed during the period. Municipal bond issuers benefited from hundreds of billions of dollars in stimulus, which helped shore up fundamentals weakened by the pandemic and the recession.
Duration, yield curve, and credit quality drove performance, while sector allocation and security selection detracted from performance.
We began the period long to the target duration. We modestly extended duration over the period as the Fed has repeatedly stated that it will be on hold until 2023 or until it sees gainful employment data and is willing to let inflation expectations increase beyond its typical target over the next couple of years. The Fund's long duration positioning to target benefited the Fund, along with the barbell yield-curve positioning being overweight one-year bonds as rates rallied on the short end of the curve and as four- to five-year bonds outperformed as credit spreads contracted and the longest bonds drove performance. Also, as credit spreads continued to tighten, being overweight lower-quality investment-grade bonds (A-rated and BBB-rated), which outperformed, and underweight higher-quality investment-grade bonds (AAA-rated and AA-rated), which underperformed, benefited the Fund. We feel investors are being compensated for taking additional credit risk at this time as the economy reopens and growth prospects improve moving into a post-pandemic environment. Also, the Fund's overweight to lower-quality bonds with relatively short maturities allowed a competitive yield without significant duration risk, which sets the Fund up for the next upward movement in interest rates late in 2021 and into 2022.
Effective maturity distribution as of June 30, 2021[1]
[1]	Figures represent the percentage of the Fund's long-term investments. These amounts are subject to change and may have changed since the date specified.
We were overweight revenue bonds, which outperformed and contributed to performance. However, we were underweight state GO bonds, which outperformed, and overweight local GO bonds, which underperformed, which detracted from performance. While sector positioning detracted from performance during the period due to an underweight to state GO bonds and an overweight to local GO bonds, we expect this trend to reverse in the second half of 2021 as stimulus money received at the state level trickles down to the local level and local economies continue to reopen. The lag effects of tax receipts should improve municipal credit in 2022 as the economy and employment improves in the second half of 2021. Security selection was a modest detractor from performance, and while we had credit quality and revenue bonds correct, the bonds we selected were subpar performers. Some of the better-performing bonds for the year were New York Transportation bonds (LaGuardia Airport), NY-Metropolitan Transit Authority, and the Metropolitan Pier and Exposition Authority bonds, Illinois. While there were a few high-grade bonds that detracted from performance in the AAA and AA+ credit qualities, like Charlotte State Housing Authority bonds and Connecticut State Housing Finance bonds, we expect these bonds to perform going forward as the grand reopening happens. As economic growth improves, so will municipal credit quality and spreads over the next year.

*	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

Wells Fargo Ultra Short-Term Municipal Income Fund  |  9

Performance highlights (unaudited)
Our outlook is for long-term interest rates to increase as employment and GDP growth increases, but that will have only a modest effect on short-term interest rate increases as those are anchored by the federal funds rate.
Overall technical factors remain strong in the municipal bond market, and we expect the Fed to be on hold for the balance of 2021 to support employment growth and thus GDP growth. We expect the Fed will begin to taper or pull back on its $120 billion in asset purchases in the fall of 2021, which is expected to lead to an increase in long-term interest rates. However, we expect there to be limited impact on short-term interest rates as the Fed is expected to leave its federal funds target in the 0.00% to 0.25% range over the next few quarters. As we look to the second half of 2022, we expect the taper discussion will move to a discussion of a federal funds interest rate increase in the late part of 2022 or early 2023, and we will look to set the portfolio up for the next macro move in interest rate increases. We will let our long duration positioning drift toward our target over the next year and let the barbell yield-curve positioning roll down the curve to a key rate structure positioning. We will continue our bias to overweighting lower-quality investment-grade bonds in purchases, holdings, and sell candidates, but this will be issuer-dependent with our research process. We will add some higher-quality bonds in the AAA-rated and AA-rated areas as opportunities arise in cash flow notes and tender option bonds as issuers that have been on the sidelines since the pandemic started will come to market. We will monitor the economy to see how the recovery proceeds, with an eye on the technical market and fundamental credit quality to see if any changes are warranted in duration, yield-curve positioning, credit quality, and sector allocations over the next year.

10  |  Wells Fargo Ultra Short-Term Municipal Income Fund

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from January 1, 2021 to June 30, 2021.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 1-1-2021	Ending account value 6-30-2021	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,001.55	$2.48	0.50%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.32	$2.51	0.50%
Class A2
Actual	$1,000.00	$1,001.53	$2.48	0.50%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.32	$2.51	0.50%
Class C
Actual	$1,000.00	$1,000.06	$3.97	0.80%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.83	$4.01	0.80%
Class R6
Actual	$1,000.00	$1,003.03	$0.99	0.20%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.80	$1.00	0.20%
Administrator Class
Actual	$1,000.00	$1,001.53	$2.48	0.50%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.32	$2.51	0.50%
Institutional Class
Actual	$1,000.00	$1,002.77	$1.24	0.25%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.55	$1.25	0.25%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Wells Fargo Ultra Short-Term Municipal Income Fund  |  11

Portfolio of investments—June 30, 2021

	Principal	Value
Closed end municipal bond fund obligations: 2.29%
California: 0.32%
Nuveen California AMT-Free Quality Municipal Income Fund MuniFund Preferred Shares Series A (70 shares) 0.33% 144Aø	$ 7,000,000	$ 7,000,000
New York: 1.10%
Nuveen New York Quality Municipal Income Fund Institutional MuniFund Term Preferred Shares (242 shares) 0.33% 144Aø	24,200,000	24,200,000
Other: 0.87%
Nuveen AMT-Free Municipal Credit Income Fund MuniFund Preferred Shares Series B (50 shares) 0.33% 144Aø	5,000,000	5,000,000
Nuveen AMT-Free Municipal Credit Income Fund MuniFund Preferred Shares Series D (110 shares) 0.33% 144Aø	11,000,000	11,000,000
Nuveen Quality Municipal Income Fund Series 1-2118 (30 shares) 0.12% 144Aø	3,000,000	3,000,000
		19,000,000
Total Closed end municipal bond fund obligations (Cost $50,200,000)		50,200,000

	Interest rate	Maturity date
Municipal obligations: 98.83%
Alabama: 2.80%
Education revenue: 0.03%
University of South Alabama Series 2021 (BAM Insured)	4.00%	4-1-2025	500,000	562,972
Health revenue: 0.85%
Alabama Health Care Authority Baptist Health Series B ø	0.19	11-1-2042	500,000	500,000
Alabama Health Care Authority for Baptist Health Series B (AGC Insured) €	0.28	11-15-2037	18,250,000	18,250,000
				18,750,000
Utilities revenue: 1.92%
Alabama Black Belt Energy Gas District Series A (Royal Bank of Canada LIQ)	4.00	8-1-2047	4,415,000	4,559,599
Black Belt Energy Gas District Project 4 Series A-1	4.00	6-1-2022	500,000	517,155
Chatom AL Industrial Development Board Alabama Electric Series A (National Rural Utilities Cooperative Finance SPA) ø	0.25	8-1-2037	12,195,000	12,195,000
Southeast Alabama Gas Supply District Project #1 Series A	4.00	4-1-2049	4,000,000	4,358,602
Tender Option Bond Trust Receipts/Floater Certificates Series 2016-XM0184 (Morgan Stanley Bank LIQ) 144Aø	0.28	9-1-2046	20,400,000	20,400,000
				42,030,356
				61,343,328
Alaska: 0.49%
Housing revenue: 0.16%
Alaska Housing Finance Corporation Series 2021 144A	0.40	7-1-2024	3,500,000	3,501,054
The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Ultra Short-Term Municipal Income Fund

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Miscellaneous revenue: 0.33%
Alaska Municipal Bond Bank Series 1	5.00%	12-1-2022	$ 3,000,000	$ 3,202,951
Alaska Municipal Bond Bank Series 1	5.00	12-1-2023	1,900,000	2,115,588
Alaska Municipal Bond Bank Series 1	5.00	12-1-2024	1,750,000	2,020,939
				7,339,478
				10,840,532
Arizona: 1.20%
Education revenue: 0.09%
Arizona Tender Option Bond Trust Receipts/Floater Certificates Series 2020-XF2862 (Mizuho Capital Markets LLC LOC, Mizuho Capital Markets LLC LIQ) 144Aø	0.23	12-15-2047	1,985,299	1,985,299
Health revenue: 0.82%
Arizona Health Facility Authority Floater Series 2015 XF 2050 (Morgan Stanley Bank LIQ) 144Aø	0.06	1-1-2037	13,000,000	13,000,000
Maricopa County AZ IDA Series 2021A	5.00	9-1-2024	150,000	172,094
Maricopa County AZ IDA Series 2021A	5.00	9-1-2025	500,000	593,636
Maricopa County AZ IDA Series A	5.00	1-1-2048	3,910,000	4,145,587
				17,911,317
Industrial development revenue: 0.16%
Chandler AZ IDA Intel Corporation Project	2.70	12-1-2037	3,415,000	3,574,394
Utilities revenue: 0.13%
Salt Verde AZ Financial Corporation	5.25	12-1-2021	2,900,000	2,956,024
				26,427,034
Arkansas: 0.56%
Health revenue: 0.28%
Batesville AK Public Facilities Board Hospital White River Health System Incorporated	5.00	6-1-2024	1,345,000	1,487,259
Boone County AR Hospital Construction Series 2006 (BOKF NA LOC) ø	3.00	5-1-2037	4,700,000	4,700,000
				6,187,259
Housing revenue: 0.28%
Arkansas Development Finance Authority Multifamily Housing Homes Project (Department of Housing and Urban Development Insured)	1.20	3-1-2024	6,000,000	6,061,572
				12,248,831
California: 12.01%
Airport revenue: 0.40%
Port Oakland CA Revenue Refunding Intermediate Lien Series H	5.00	5-1-2022	2,700,000	2,800,349
San Jose CA International Airport Notes AMT Series B	0.15	8-10-2021	6,000,000	6,000,202
				8,800,551
Education revenue: 0.08%
California Municipal Finance Authority Series 2021A 144A	1.15	12-15-2021	1,825,000	1,825,113
The accompanying notes are an integral part of these financial statements.

Wells Fargo Ultra Short-Term Municipal Income Fund  |  13

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
GO revenue: 0.01%
Oceanside CA Unified School District Series 2012-C ¤	0.00%	8-1-2051	$ 1,255,000	$ 200,158
Health revenue: 3.13%
California CDA Emanate Health Series A	5.00	4-1-2025	750,000	874,640
California CDA Health Facilities Catholic Series D (AGM Insured) €	0.17	7-1-2041	25,175,000	25,175,000
California CDA Health Facilities Catholic Series E (AGM Insured) €	0.26	7-1-2040	925,000	925,000
California CDA Health Facilities Catholic Series F (AGM Insured) €	0.17	7-1-2040	15,075,000	15,075,000
California CDA Kaiser Permanente Series 585	0.15	9-15-2021	3,800,000	3,800,240
California HFFA Kaiser Permanente Series C	5.00	8-1-2031	2,740,000	2,914,573
California HFFA Series E	0.15	9-9-2021	3,500,000	3,500,204
California HFFA Stanford Heath Care Series A	3.00	8-15-2054	4,000,000	4,417,629
California PFA Kaiser Permanente Series 2021A	4.00	10-15-2025	400,000	450,783
Palomar CA Pomerado Health Care District Certificate of Participation Series A (AGM Insured) €	0.74	11-1-2036	9,425,000	9,425,000
Palomar CA Pomerado Health Care District Certificate of Participation Series B (AGM Insured) €	0.67	11-1-2036	1,300,000	1,300,000
Palomar CA Pomerado Health Care District Certificate of Participation Series C (AGM Insured) €	0.25	11-1-2036	775,000	775,000
				68,633,069
Housing revenue: 1.76%
California HFA MFHR	1.45	4-1-2024	3,700,000	3,718,927
Deutsche Bank Spears Series DBE-8061 (Deutsche Bank LOC, Deutsche Bank LIQ) 144Aø	0.49	1-1-2060	4,000,000	4,000,000
Mizuho Tender Option Bond Trust Receipts/Floater Certificates Series 2020-MIZ9012 (Mizuho Capital Markets LLC LIQ) 144Aø	0.28	10-1-2036	887,000	887,000
Mizuho Tender Option Bond Trust Receipts/Floater Certificates Series 2021-MIZ9063 (Mizuho Capital Markets LLC LOC, Mizuho Capital Markets LLC LIQ) 144Aø	0.28	5-1-2049	30,000,000	30,000,000
				38,605,927
Industrial development revenue: 1.19%
California Infrastructure & Economic Development Bank AMT Brightline West Passenger 144A	0.45	1-1-2050	12,000,000	12,000,000
California Infrastructure & Economic Development Bank Brightline West Passenger Rail Project Series A 144A	0.20	1-1-2050	14,000,000	13,999,273
				25,999,273
Miscellaneous revenue: 2.92%
California Infrastructure & Economic Development Bank The J. Paul Getty Trust Series A-1 (1 Month LIBOR +0.33%) ±	0.39	10-1-2047	5,000,000	5,003,165
California School Cash Reserve Program Authority Series L	2.00	1-31-2022	17,000,000	17,188,515
Contra Costa County CA Pooled Cross Series A ##	2.00	12-1-2021	2,500,000	2,516,640
Los Angeles County CA Schools Pooled Financing Program Revenue Anticipation Notes	2.00	12-30-2021	9,000,000	9,085,019
The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Ultra Short-Term Municipal Income Fund

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Miscellaneous revenue (continued)
Los Angeles County CA Schools Pooled Financing Program Revenue Anticipation Notes	2.00%	12-30-2021	$10,000,000	$ 10,094,465
Riverside County CA Office of Education TRAN Series B ##	2.00	12-31-2021	20,000,000	20,192,002
				64,079,806
Resource recovery revenue: 0.46%
California PCFA Series A 144Aøø	0.20	8-1-2023	10,000,000	10,000,011
Tax revenue: 1.82%
Cathedral City CA Redevelopment Agency Series 2021C (BAM Insured)	4.00	8-1-2025	600,000	673,455
Mizuho Tender Option Bond Trust Receipts/Floater Certificates Series 2019-MIZ9002 (Mizuho Capital Markets LLC LOC, Mizuho Capital Markets LLC LIQ) 144Aø	0.28	9-1-2046	23,000,000	23,000,000
Mizuho Tender Option Bond Trust Receipts/Floater Certificates Series 2019-MIZ9003 (Mizuho Capital Markets LLC LOC, Mizuho Capital Markets LLC LIQ) 144Aø	0.28	3-1-2036	16,295,000	16,295,000
				39,968,455
Transportation revenue: 0.16%
Bay Area Toll Authority Series B (SIFMA Municipal Swap +0.28%) ±	0.31	4-1-2056	3,500,000	3,491,360
Utilities revenue: 0.08%
School Project for Utility Rate Reduction California Revenue Anticipation Notes	1.00	8-1-2021	1,715,000	1,716,014
				263,319,737
Colorado: 0.53%
Airport revenue: 0.10%
Denver CO City and County Airport Revenue AMT Series B-2	5.00	11-15-2031	1,840,000	2,183,525
Health revenue: 0.07%
Colorado Health Facilities Authority Catholic Health Initiatives Series B-3	4.00	1-1-2024	530,000	562,894
University of Colorado Hospital Authority Series 2017C-1	5.00	11-15-2038	1,000,000	1,007,827
				1,570,721
Miscellaneous revenue: 0.22%
Colorado Bridge Enterprise Central 70 Project Series 2017	4.00	12-31-2023	1,385,000	1,506,657
Colorado Bridge Enterprise Central 70 Project Series 2017	4.00	6-30-2024	2,000,000	2,204,177
Colorado State Bridge Enterprise Senior Revenue Bonds AMT Central 70 Project Private Activity	4.00	12-31-2024	1,000,000	1,116,878
				4,827,712
Tax revenue: 0.02%
Regional Transportation District Colorado Private Activity Revenue Denver Transit Partners Eagle P3	5.00	7-15-2024	300,000	339,339
Transportation revenue: 0.09%
E-470 Public Highway Authority Revenue Series B (U.S. SOFR +0.35%) ±	0.38	9-1-2039	2,000,000	2,001,632
The accompanying notes are an integral part of these financial statements.

Wells Fargo Ultra Short-Term Municipal Income Fund  |  15

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Water & sewer revenue: 0.03%
Central Weld County CO Water District Water Revenue (AGM Insured)	5.00%	12-1-2025	$ 520,000	$ 616,443
				11,539,372
Connecticut: 1.98%
Education revenue: 0.85%
Connecticut HEFAR Yale University Issue Series A	1.10	7-1-2048	7,355,000	7,458,948
Connecticut HEFAR Yale University issue Series B	0.55	7-1-2037	8,000,000	8,032,357
Connecticut Higher Education Supplemental Loan Authority Chesla Loan Program	5.00	11-15-2022	1,350,000	1,435,987
Connecticut Higher Education Supplemental Loan Authority Chesla Loan Program	5.00	11-15-2024	585,000	668,576
Connecticut Higher Education Supplemental Loan Authority Chesla Loan Program Series B	5.00	11-15-2021	545,000	554,513
Connecticut Higher Education Supplemental Loan Authority Chesla Loan Program Series B	5.00	11-15-2023	440,000	486,732
				18,637,113
GO revenue: 0.63%
Bridgeport CT Series A	5.00	6-1-2023	655,000	708,508
Bridgeport CT Series A	5.00	6-1-2024	800,000	896,344
Bridgeport CT Series A	5.00	6-1-2025	2,695,000	3,113,828
Connecticut Series A	3.00	1-15-2025	3,000,000	3,271,230
Connecticut Series C	3.00	6-1-2022	1,050,000	1,077,620
Connecticut Series C	3.00	6-1-2023	600,000	632,603
Connecticut Series C	3.00	6-1-2024	1,055,000	1,137,274
Connecticut Series C	4.00	6-1-2023	435,000	466,947
Connecticut Series C	4.00	6-1-2024	500,000	553,485
West Haven CT BAN Series B	2.00	9-30-2021	2,000,000	2,005,756
				13,863,595
Health revenue: 0.03%
Connecticut HEFA Stamford Hospital Series L-1	4.00	7-1-2024	600,000	661,303
Housing revenue: 0.25%
Connecticut HFA Series 25	2.50	6-15-2022	840,000	857,007
Connecticut HFA Series A Subseries A-1	0.20	5-15-2022	700,000	700,066
Connecticut HFA Series A Subseries A-1	0.30	11-15-2024	500,000	495,800
Connecticut HFA Series A Subseries A-1	0.40	11-15-2023	300,000	299,746
Connecticut HFA Series A Subseries A-1	0.40	5-15-2025	500,000	493,136
Waterbury CT Housing Authority Multifamily Housing Exchange Place Project	0.40	2-1-2023	2,500,000	2,500,276
				5,346,031
Miscellaneous revenue: 0.09%
Bridgeport CT Grant Anticipation Notes	1.50	12-9-2021	2,000,000	2,007,705
Tax revenue: 0.13%
Connecticutial Tax Obligation Revenue Transportation Infrastructure Purpose	5.00	5-1-2023	375,000	408,219
The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Ultra Short-Term Municipal Income Fund

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Tax revenue (continued)
Connecticutial Tax Obligation Revenue Transportation Infrastructure Purpose	5.00%	5-1-2024	$ 1,000,000	$ 1,132,636
Connecticutial Tax Obligation Revenue Transportation Infrastructure Purpose	5.00	5-1-2025	1,150,000	1,350,601
				2,891,456
				43,407,203
District of Columbia: 2.03%
Airport revenue: 0.37%
Metropolitan Washington DC Airports Authority System Revenue Refunding AMT Series A %%	5.00	10-1-2022	2,000,000	2,117,432
Metropolitan Washington DC Airports Authority System Revenue Refunding AMT Series A %%	5.00	10-1-2025	5,000,000	5,921,288
				8,038,720
Housing revenue: 1.36%
District of Columbia HFA MFHR Liberty Place Apartments Project	0.50	12-1-2021	9,800,000	9,807,333
District of Columbia HFA Park Southern Apartments Project (FHA Insured)	0.70	6-1-2024	20,000,000	20,067,464
				29,874,797
Transportation revenue: 0.29%
Washington DC Metropolitan Area Transit Authority Series A	5.00	7-15-2023	3,600,000	3,953,826
Washington DC Metropolitan Area Transit Authority Series A	5.00	7-15-2024	2,000,000	2,286,338
				6,240,164
Water & sewer revenue: 0.01%
District of Columbia Water and Sewer Authority Public Utility Subordinated Lien Bond Series C	1.75	10-1-2054	300,000	312,532
				44,466,213
Florida: 2.30%
Airport revenue: 0.17%
Miami-Dade County FL Aviation Revenue Refunding Series A	5.00	10-1-2024	2,500,000	2,871,751
Miami-Dade County FL Seaport Series A	5.00	10-1-2021	855,000	863,842
				3,735,593
Education revenue: 0.04%
Florida HEFAR Florida Institute of Technology	5.00	10-1-2023	500,000	547,849
Florida HEFAR Florida Institute of Technology	5.00	10-1-2024	250,000	283,243
				831,092
Health revenue: 0.74%
Highlands County FL HFFA Revenue Various Hospital Adventhealth Obligation ø%%	0.02	11-15-2055	15,000,000	15,000,000
The accompanying notes are an integral part of these financial statements.

Wells Fargo Ultra Short-Term Municipal Income Fund  |  17

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Health revenue (continued)
Jacksonville FL Heath Care Facilities Revenue Seires E ø	0.03%	8-1-2036	$ 1,000,000	$ 1,000,000
Miami-Dade County FL Health Facilities Authority Miami Children's Hospital Project Series A	5.25	8-1-2021	145,000	145,582
				16,145,582
Housing revenue: 0.87%
Deutsche Bank Spears Series DBE-8055 (Deutsche Bank LOC, Deutsche Bank LIQ) 144Aø	0.49	11-1-2058	10,000,000	10,000,000
Florida Housing Finance Corporation Multifamily Mortgage Parrish Oaks Series A	1.25	2-1-2023	500,000	503,164
Florida Housing Finance Corporation Series 1 (GNMA/FNMA/FHLMC Insured)	2.00	7-1-2021	715,000	715,000
Florida Housing Finance Corporation Series 1 (GNMA/FNMA/FHLMC Insured)	2.05	1-1-2022	450,000	453,417
Miami-Dade County FL HFA Multifamily Housing Revenue	0.25	12-1-2023	5,000,000	5,000,193
Miami-Dade County FL HFA Multifamily Housing Revenue øø	0.60	12-1-2022	2,500,000	2,500,436
				19,172,210
Miscellaneous revenue: 0.37%
Pasco County FL School Board Certificates Participation Sifma Index Rate Certificates (SIFMA Municipal Swap +0.75%) ±	0.78	8-1-2032	8,000,000	8,003,866
Transportation revenue: 0.02%
Miami-Dade County FL Expressway Authority Series B	5.00	7-1-2022	460,000	481,467
Water & sewer revenue: 0.09%
Tender Option Bond Trust Receipts/Certificates Series 2021-XM0941 (Bank of America NA LIQ) 144Aø	0.07	10-1-2046	2,000,000	2,000,000
				50,369,810
Georgia: 0.86%
Health revenue: 0.10%
Cobb County GA Kennestone Hospital Authority Anticipation Certificates Wellstar	5.00	4-1-2024	1,300,000	1,463,480
Cobb County GA Kennestone Hospital Authority Anticipation Certificates Wellstar	5.00	4-1-2025	660,000	769,683
				2,233,163
Utilities revenue: 0.76%
Burke County GA Development Authority Georgia Power Company Plant Vogtle Project	1.55	12-1-2049	4,000,000	4,055,719
Burke County GA Development Authority Georgia Power Company Plant Vogtle Project Fifth Series 1995	2.05	10-1-2032	1,850,000	1,862,168
Monroe County GA Development Authority Power Company Plant Scherer Project First Series 2009	2.05	7-1-2049	2,545,000	2,561,739
Municipal Electric Authority Georgia Project One Subordinated Bond Series A	5.00	1-1-2022	2,500,000	2,559,621
Tender Option Bond Trust Receipts/Certificates Series 2021-XG0308 (Bank of America NA LIQ) 144Aø	0.09	1-1-2052	5,595,000	5,595,000
				16,634,247
				18,867,410
The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Ultra Short-Term Municipal Income Fund

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Guam: 0.12%
Airport revenue: 0.12%
Guam International Airport Authority AMT Refunding Bond Series A	3.00%	10-1-2021	$ 55,000	$ 55,328
Guam International Airport Authority AMT Refunding Bond Series A	5.00	10-1-2022	1,000,000	1,054,980
Guam International Airport Authority AMT Refunding Bond Series A	5.00	10-1-2023	1,395,000	1,524,438
				2,634,746
Hawaii: 0.08%
Health revenue: 0.08%
Hawaii Department of Budget & Finance Queens Health System Series B (SIFMA Municipal Swap +0.45%) ±	0.48	7-1-2039	1,855,000	1,855,000
Idaho: 0.15%
Housing revenue: 0.15%
Idaho Housing & Finance Association Series A ø	0.12	1-1-2038	3,295,000	3,295,000
Illinois: 5.83%
Education revenue: 0.31%
Illinois Finance Authority Benedictine University Series 2021	5.00	10-1-2025	600,000	692,130
Illinois Finance Authority University of Chicago Series 2021A %%	5.00	10-1-2023	1,400,000	1,546,076
Illinois Finance Authority University of Chicago Series 2021A %%	5.00	10-1-2025	1,500,000	1,780,209
Southern Illinois University Housing and Auziliary Facilities Refunding Revenue Bonds Series A (BAM Insured)	4.00	4-1-2024	1,200,000	1,312,959
University of Illinois Auxiliary Facilities Series A	5.00	4-1-2022	1,070,000	1,108,581
University of Illinois Auxiliary Facilities Series A	5.00	4-1-2024	350,000	350,801
				6,790,756
GO revenue: 1.83%
Chicago IL Board of Education Series 2020A	5.00	12-1-2022	400,000	425,405
Chicago IL CAB City Colleges (NPFGC Insured) ¤	0.00	1-1-2024	3,670,000	3,552,411
Chicago IL Series A	5.00	1-1-2025	2,500,000	2,867,897
Cook County IL Refunding Bond Series 2021A	5.00	11-15-2022	4,000,000	4,263,342
Cook County IL Refunding Bond Series 2021A	5.00	11-15-2024	2,500,000	2,874,324
Cook County IL Refunding Bond Series C	5.00	11-15-2022	3,045,000	3,245,469
Decatur IL Park District Series 2021A	1.00	12-15-2021	4,270,000	4,284,116
Illinois Series 2016	5.00	11-1-2021	5,380,000	5,465,422
Illinois Series 2016	5.00	1-1-2022	5,915,000	6,055,970
Kane & Cook Counties IL Community College District #509 Series 2021B	4.00	12-15-2025	1,200,000	1,381,424
Peoria IL Refunding Bonds Series A (BAM Insured)	4.00	1-1-2025	1,250,000	1,398,403
Peoria IL Refunding Bonds Series A (BAM Insured)	4.00	1-1-2026	500,000	572,147
Waukegan IL Series 2018B (AGM Insured)	4.00	12-30-2021	800,000	814,538
Whiteside & Lee Counties IL Community Unit School District 5 Series A (BAM Insured)	4.00	12-1-2022	1,375,000	1,446,005
Whiteside & Lee Counties IL Community Unit School District 5 Series A (BAM Insured)	4.00	12-1-2023	1,435,000	1,547,424
				40,194,297
The accompanying notes are an integral part of these financial statements.

Wells Fargo Ultra Short-Term Municipal Income Fund  |  19

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Health revenue: 0.17%
Illinois Finance Authority Healthcare System Series B-1	5.00%	5-15-2050	$ 1,200,000	$ 1,353,821
Illinois Finance Authority Mercy Health Corporation	5.00	12-1-2021	1,165,000	1,187,535
Illinois Finance Authority Rehabilitation Institute of Chicago	5.00	7-1-2023	1,100,000	1,180,913
				3,722,269
Miscellaneous revenue: 1.03%
Chicago IL Board of Education Series B	5.00	12-1-2022	1,500,000	1,595,268
Chicago IL Board of Education Series B	5.00	12-1-2023	1,150,000	1,271,166
Illinois Refunding Bond	5.00	8-1-2022	2,290,000	2,407,027
Illinois Series A	5.00	3-1-2023	3,000,000	3,230,733
Illinois Series D	5.00	11-1-2021	9,820,000	9,975,919
Illinois Tender Option Bond Trust Receipts/Floater Certificates Series 2020-XF2854 (Barclays Bank plc LOC, Barclays Bank plc LIQ) 144Aø	0.15	6-15-2050	4,160,000	4,160,000
				22,640,113
Tax revenue: 2.29%
Illinois Regional Transportation Authority Series B-RMKT øø	0.55	6-1-2025	23,740,000	23,740,000
Illinois Tender Option Bond Trust Receipts/Floater Certificates Series 2018-XF0603 (Royal Bank of Canada LIQ) 144Aø	0.17	1-1-2026	2,265,000	2,265,000
Illinois Tender Option Bond Trust Receipts/Floater Certificates Series 2018-XL0093 (Barclays Bank plc LIQ) 144Aø	0.15	1-1-2048	8,000,000	8,000,000
Metropolitan Pier & Exposition Authority McCormick Place Project Non-Callable Bond Series B	5.00	12-15-2022	5,925,000	6,316,270
Tender Option Bond Trust Receipts/Certificates Series 2018-YX1099 (Barclays Bank plc LIQ) 144Aø	0.15	1-1-2035	9,750,000	9,750,000
				50,071,270
Water & sewer revenue: 0.20%
Chicago IL Wastewater Transmission Revenue CAB Refunding Series A (NPFGC Insured) ¤	0.00	1-1-2022	3,265,000	3,258,376
South Sangamon IL Water Commission (AGM Insured)	4.00	1-1-2023	500,000	523,773
South Sangamon IL Water Commission (AGM Insured)	4.00	1-1-2026	500,000	561,523
				4,343,672
				127,762,377
Indiana: 0.90%
Industrial development revenue: 0.12%
Whiting IN Environmental Facilities North America Incorporated Project	5.00	11-1-2047	2,250,000	2,599,370
Miscellaneous revenue: 0.17%
Indianapolis IN Series 2021A	5.00	6-1-2024	1,700,000	1,913,655
Marion Industry High School Building Corporation First Mortgage Bonds Series B	4.00	7-15-2022	95,000	98,633
Marion Industry High School Building Corporation First Mortgage Bonds Series B	4.00	7-15-2023	210,000	225,436
Marion Industry High School Building Corporation First Mortgage Bonds Series B	4.00	1-15-2024	215,000	234,155
Marion Industry High School Building Corporation First Mortgage Bonds Series B	4.00	7-15-2024	220,000	243,084
The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo Ultra Short-Term Municipal Income Fund

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Miscellaneous revenue (continued)
Marion Industry High School Building Corporation First Mortgage Bonds Series B	4.00%	1-15-2025	$ 225,000	$ 251,798
Marion Industry High School Building Corporation First Mortgage Bonds Series B	4.00	7-15-2025	225,000	254,977
Tippecanoe County IN Vinton-Tecumseh School Building Corporation Series 2021	3.00	1-15-2025	505,000	547,501
				3,769,239
Resource recovery revenue: 0.23%
Indiana Finance Authority Economic Development Republic Services Incorporated Project Series A	0.17	5-1-2034	5,000,000	4,999,765
Utilities revenue: 0.26%
Mount Vernon Industry Environmental Southern Industry Gas and Electric Company	0.88	9-1-2055	5,750,000	5,753,632
Water & sewer revenue: 0.12%
Columbus City IN Waterworks Revenue Bond	0.50	6-3-2022	2,500,000	2,502,116
Indiana Finance Authority Wastewater Utility Revenue Refunding Project %%	5.00	10-1-2021	235,000	237,701
				2,739,817
				19,861,823
Iowa: 0.18%
Industrial development revenue: 0.18%
Iowa Finance Authority Midwestern EDA CJ Bio-America Incorporated Project (Korea Development Bank LOC) ø	0.09	4-1-2022	1,000,000	1,000,000
Iowa Finance Authority Solid Waste Facilities Revenue (Citibank NA LOC)	1.50	1-1-2042	3,000,000	3,031,784
				4,031,784
Kansas: 0.62%
Health revenue: 0.10%
Wichita KS HCFR Presbyterian Manors Obligated Group	4.00	5-15-2022	1,250,000	1,266,214
Wichita KS HCFR Series I	3.75	5-15-2023	955,000	970,398
				2,236,612
Housing revenue: 0.38%
Kansas HFA Forest Glen Apartments Project Series B	1.66	7-1-2022	8,300,000	8,300,000
Utilities revenue: 0.14%
Burlington KS Environmental Impact Series A ø	0.11	9-1-2035	3,000,000	3,000,000
				13,536,612
Kentucky: 1.46%
Airport revenue: 0.06%
Louisville KY Regional Airport Authority Refunding Bond AMT Series A	5.00	7-1-2021	1,250,000	1,250,000
Housing revenue: 0.46%
Kentucky Housing Corporation MFHR City View Park Project	1.16	2-1-2023	10,000,000	10,058,648
The accompanying notes are an integral part of these financial statements.

Wells Fargo Ultra Short-Term Municipal Income Fund  |  21

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Transportation revenue: 0.10%
Kentucky Asset/Liability Commission Agency Fund Revenue Refunding Project Notes Federal Highway Trust Fund	5.00%	9-1-2021	$ 2,195,000	$ 2,212,254
Utilities revenue: 0.66%
Louisville/Jefferson County KY Metro Government Environmental Facilities Revenue ø	0.09	6-1-2033	10,000,000	10,000,000
Paducah KY Electric Plant Board Refunding Bond	5.00	10-1-2021	2,305,000	2,330,816
Paducah KY Electric Plant Board Refunding Bond	5.00	10-1-2023	1,995,000	2,190,457
				14,521,273
Water & sewer revenue: 0.18%
Kentucky Rural Water Finance Corporation Public Project Revenue Construction Notes Series E 2020-1	0.43	12-1-2021	4,000,000	4,000,328
				32,042,503
Louisiana: 1.78%
Airport revenue: 0.26%
Louisiana Offshore Terminal Authority Deepwater Loop LLC Project Series B-1A	2.00	10-1-2040	5,540,000	5,580,964
Health revenue: 0.25%
Louisiana Public Facilities Authority Hospital Revenue Louisiana Childrens Medical Center Project	5.00	6-1-2045	5,000,000	5,436,505
Housing revenue: 0.18%
Louisiana Housing Corporation Hollywood Acres & Hollywood Heights Project Series 2019	1.44	12-1-2023	4,000,000	4,021,027
Industrial development revenue: 0.60%
St. James Parish LA Nucor Steel LLC Project Gulf Opportunity Zone Series A-1 ø	0.09	11-1-2040	5,000,000	5,000,000
St. John The Baptist Parish LA Revenue Refunding Bond Marathon Oil Corporation Project	2.00	6-1-2037	8,045,000	8,229,102
				13,229,102
Miscellaneous revenue: 0.49%
Louisiana Local Government Environmental Facilities and Community Development Authority Subordinated Lien East Baton Rouge	0.88	2-1-2046	9,000,000	9,023,805
Lousiana Stadium And Exposition District Revenue BAN	4.00	7-3-2023	1,600,000	1,694,119
				10,717,924
				38,985,522
Maine: 0.10%
Education revenue: 0.03%
Maine Student Loan Authority AMT Refunding Student Loan Revenue Bond Class A Series 2019A-1 (AGM Insured)	5.00	12-1-2021	300,000	305,778
Maine Student Loan Authority AMT Refunding Student Loan Revenue Bond Class A Series 2019A-1 (AGM Insured)	5.00	12-1-2022	370,000	393,505
				699,283
The accompanying notes are an integral part of these financial statements.

22  |  Wells Fargo Ultra Short-Term Municipal Income Fund

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Health revenue: 0.07%
Maine HEFA Series A	4.00%	7-1-2024	$ 755,000	$ 830,954
Maine HEFA Series A	5.00	7-1-2023	575,000	626,491
				1,457,445
				2,156,728
Maryland: 1.63%
Health revenue: 0.12%
Maryland Health and Higher Educational Facilities Authority Revenue Adventist Healthcare Series 2021%%	5.00	1-1-2022	1,110,000	1,119,248
Maryland Health and Higher Educational Facilities Authority Revenue Adventist Healthcare Series 2021%%	5.00	1-1-2023	795,000	829,167
Maryland Health and Higher Educational Facilities Authority Revenue Adventist Healthcare Series 2021%%	5.00	1-1-2024	540,000	580,995
				2,529,410
Housing revenue: 1.23%
Maryland Community Development Department Housing Rosemont Tower LLC Series A (GNMA Insured) 144A	0.83	5-1-2023	7,400,000	7,397,010
Maryland Community Development Department Housing Rosemont Tower LLC Series F (FHA/GNMA Insured)	2.01	11-1-2021	5,000,000	5,029,572
Maryland Tender Option Bond Trust Receipts/Floater Certificates Series 2019-XF2832 (Mizuho Capital Markets LLC LOC, Mizuho Capital Markets LLC LIQ) 144Aø	0.23	7-1-2037	14,595,000	14,595,000
				27,021,582
Transportation revenue: 0.28%
Maryland Transportation Authority Refunding Bond AMT	5.00	3-1-2022	6,000,000	6,186,047
				35,737,039
Massachusetts: 1.65%
Education revenue: 0.03%
Massachusetts Development Finance Agency Lasell University Revenue Refunding Bonds	4.00	7-1-2022	205,000	212,233
Massachusetts Development Finance Agency Lasell University Revenue Refunding Bonds	4.00	7-1-2023	210,000	224,501
Massachusetts Development Finance Agency Lasell University Revenue Refunding Bonds	4.00	7-1-2024	225,000	247,266
				684,000
Health revenue: 0.46%
Massachusetts Development Finance Agency Milford Regional Medical Center Series G 144A	5.00	7-15-2021	130,000	130,176
Massachusetts Development Finance Agency Milford Regional Medical Center Series G 144A	5.00	7-15-2022	115,000	119,460
Massachusetts Development Finance Agency Milford Regional Medical Center Series G 144A	5.00	7-15-2023	125,000	134,282
Massachusetts Development Finance Agency Milford Regional Medical Center Series G 144A	5.00	7-15-2024	125,000	138,281
Massachusetts Development Finance Agency Wellforce Incorporate Series C (AGM Insured)	5.00	10-1-2023	635,000	697,363
The accompanying notes are an integral part of these financial statements.

Wells Fargo Ultra Short-Term Municipal Income Fund  |  23

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Health revenue (continued)
Massachusetts HEFA Partners Healthcare Series G-2 (AGM Insured) €	0.13%	7-1-2042	$ 5,020,000	$ 5,020,000
Tender Option Bond Trust Receipts/Floater Certificates Series 2020-XF2891 (Barclays Bank plc LOC, AGM Insured, Barclays Bank plc LIQ) 144Aø	0.07	10-1-2045	3,845,000	3,845,000
				10,084,562
Housing revenue: 0.27%
Boston MA Housing Authority Capital Program Revenue Refunding Series B	5.00	10-1-2024	650,000	745,063
Boston MA Housing Authority Capital Program Revenue Refunding Series B	5.00	10-1-2025	380,000	449,062
Massachusetts Development Finance Agency Multifamily Housing Revenue Bonds Salem Heights Series B	0.25	7-1-2024	2,750,000	2,744,045
Massachusetts HFA Series 212	1.45	12-1-2049	2,000,000	2,017,928
				5,956,098
Tax revenue: 0.20%
Massachusetts Bay Transportation Authority Series B-1	5.00	7-1-2023	1,775,000	1,945,155
Massachusetts Bay Transportation Authority Series B-1	5.00	7-1-2024	2,200,000	2,509,872
				4,455,027
Transportation revenue: 0.69%
Massachusetts Department of Transportation Refunding Bond	5.00	1-1-2039	14,020,000	15,019,189
				36,198,876
Michigan: 1.85%
Airport revenue: 0.01%
Wayne County MI Airport Authority Detroit Metropolitan Airport 144A	4.00	12-1-2021	210,000	213,221
Education revenue: 0.12%
Lake Superior State University MI Revenue Refunding General (AGM Insured) %%	4.00	11-15-2023	525,000	566,989
Michigan Tender Option Bond Trust Receipts/Certificates Series 2018-ZM0614 (Morgan Stanley Bank LIQ) 144Aø	0.18	11-1-2028	2,000,000	2,000,000
				2,566,989
GO revenue: 0.20%
Genesee County MI Carman-Ainsworth Community School	4.00	5-1-2022	1,025,000	1,056,266
Genesee County MI Carman-Ainsworth Community School	4.00	5-1-2025	2,685,000	3,013,236
Holland MI School District Building and Site Series I (Qualified School Board Loan Fund Insured)	5.00	11-1-2021	250,000	253,998
				4,323,500
Health revenue: 0.19%
Kent MI Hospital Finance Authority Series 2015A (SIFMA Municipal Swap +0.25%) ±	0.28	1-15-2047	2,000,000	2,000,000
The accompanying notes are an integral part of these financial statements.

24  |  Wells Fargo Ultra Short-Term Municipal Income Fund

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Health revenue (continued)
Michigan Finance Authority Bronson Healthcare Group Incorporated Series 2019B	3.50%	11-15-2044	$ 800,000	$ 831,880
Michigan State Finance Authority Hospital Revenue Refunding Bonds Mclaren Heath Care Series A	5.00	6-1-2025	1,350,000	1,409,017
				4,240,897
Housing revenue: 0.18%
Michigan Housing Development Authority Series A	2.30	10-1-2021	4,000,000	4,006,536
Miscellaneous revenue: 0.53%
Michigan Finance Authority State Aid Series A-2 (JPMorgan Chase & Company LOC)	4.00	8-20-2021	11,500,000	11,560,549
Tax revenue: 0.43%
Tender Option Bond Trust Receipts/Certificates (AGM Insured, Morgan Stanley Bank LIQ) 144Aø	0.23	7-1-2043	9,410,000	9,410,000
Utilities revenue: 0.19%
Michigan Strategic Fund Limited Obligation Detroit Edison Company Exempt Facilities Project	1.45	8-1-2029	4,300,000	4,308,454
				40,630,146
Minnesota: 2.11%
GO revenue: 1.82%
JPMorgan Chase Puttable Tax-Exempt Receipts Trust Series 5027 (JPMorgan Chase & Company LIQ) 144Aø	0.20	12-1-2024	40,000,000	40,000,000
Health revenue: 0.04%
Minnesota HCFR Maple Grove Hospital Corporation	4.00	5-1-2022	390,000	401,565
Minnesota HCFR Maple Grove Hospital Corporation	5.00	5-1-2023	390,000	422,295
				823,860
Housing revenue: 0.22%
Minnesota Housing Finance Agency Rental Housing Series B	0.35	2-1-2023	4,695,000	4,701,972
Miscellaneous revenue: 0.03%
Lake Agassiz Education Cooperative Certificates of Participation Series A	3.00	2-1-2022	205,000	207,428
Lake Agassiz Education Cooperative Certificates of Participation Series A	3.00	2-1-2023	255,000	262,926
Lake Agassiz Education Cooperative Certificates of Participation Series A	3.00	2-1-2024	265,000	278,006
				748,360
				46,274,192
Mississippi: 0.23%
Health revenue: 0.23%
Mississippi Hospital Equipment & Facilities Authority Baptist Memorial Health Care Project	0.65	9-1-2036	5,000,000	5,000,492
The accompanying notes are an integral part of these financial statements.

Wells Fargo Ultra Short-Term Municipal Income Fund  |  25

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Missouri: 1.36%
Health revenue: 0.79%
Missouri HEFA Series 2021B	4.00%	5-1-2051	$12,000,000	$ 13,926,955
RBC Municipal Products Incorporated (Royal Bank of Canada LOC, Royal Bank of Canada LIQ) 144Aø	0.09	9-1-2039	3,500,000	3,500,000
				17,426,955
Miscellaneous revenue: 0.57%
Bridgeton MO IDA Mestek Machinery Incorporated (Santander Bank NA LOC) ø	0.20	7-1-2030	2,425,000	2,425,000
Missouri Public Utilities Commission Interim Construction Notes	0.50	3-1-2022	10,000,000	10,005,911
				12,430,911
				29,857,866
Nebraska: 0.64%
Housing revenue: 0.02%
Nebraska Investment Finance Authority Series D (GNMA/FNMA/FHLMC Insured)	3.65	9-1-2021	470,000	472,249
Miscellaneous revenue: 0.16%
Gretna NE Series 2021	4.00	12-15-2025	3,000,000	3,359,246
Utilities revenue: 0.46%
Nebraska Public Power District Revenue General Series A	0.60	1-1-2051	10,075,000	10,136,875
				13,968,370
Nevada: 1.09%
GO revenue: 0.13%
Clark County NV School District Refunding Bond Limited Tax Series A	5.00	6-15-2023	2,095,000	2,288,418
Clark County NV School District Refunding Bond Limited Tax Series C	5.00	6-15-2023	500,000	546,162
				2,834,580
Housing revenue: 0.27%
Nevada Housing Division Multi Unit Housing Whittell Pointe	0.30	10-1-2023	6,000,000	6,004,961
Industrial development revenue: 0.23%
Nevada Brightline West Rail Project Series A 144A	0.25	1-1-2050	5,000,000	4,999,741
Utilities revenue: 0.39%
Washoe County NV Water Facility Refunding Bond Series F	2.05	3-1-2036	6,000,000	6,080,034
Washoe County NV Water Facility Revenue Refunding AMT Sierra Pacific Power Company	2.05	3-1-2036	2,500,000	2,533,348
				8,613,382
Water & sewer revenue: 0.07%
Washoe County NV Water Facility Revenue Refunding Sierra Pacific Power Company	0.63	3-1-2036	1,500,000	1,503,245
				23,955,909
The accompanying notes are an integral part of these financial statements.

26  |  Wells Fargo Ultra Short-Term Municipal Income Fund

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
New Jersey: 3.35%
Education revenue: 0.15%
New Jersey Higher Education Assistance Authority Series B	5.00%	12-1-2021	$ 2,000,000	$ 2,038,603
New Jersey Higher Education Assistance Authority Series B	5.00	12-1-2023	300,000	332,349
New Jersey Higher Education Assistance Authority Series B	5.00	12-1-2025	850,000	1,001,562
				3,372,514
GO revenue: 1.46%
New Jersey Economic Development Authority Series G 144A	5.25	9-1-2023	10,000,000	11,052,218
New Jersey EDA School Facilities Construction Notes Series GGG 144A	5.25	9-1-2022	10,000,000	10,555,806
Newark NJ	3.50	7-27-2021	3,500,000	3,508,070
Newark NJ BAN General Capital Improvement	2.00	10-5-2021	1,200,000	1,205,321
Newark NJ Refunding Bond Qualified General Improvement Series A	5.00	10-1-2022	750,000	787,858
Newark NJ Refunding Bond Tax Appeal Notes Series B	2.00	10-5-2021	1,160,000	1,165,143
Princeton NJ GO Refunding Bonds	2.00	8-15-2021	715,000	716,545
Ramsey Borough NJ BAN	1.25	1-7-2022	3,000,000	3,015,026
				32,005,987
Health revenue: 0.04%
New Jersey HFFA St. Joseph's Healthcare System Group	5.00	7-1-2021	780,000	780,000
Housing revenue: 0.74%
New Jersey Housing & Mortgage Finance Agency Multifamily Conduit Post Road Gardens Series A	0.75	5-1-2023	3,000,000	3,012,059
New Jersey Housing & Mortgage Finance Agency Peter J McGuire Gardens Preservation Project Series G	1.45	11-1-2022	13,160,000	13,214,810
				16,226,869
Miscellaneous revenue: 0.44%
New Jersey EDA School Facilities Construction Notes Series DDD	5.00	6-15-2022	780,000	815,088
New Jersey Tender Option Bond Trust Receipts/Floater Certificates Series 2018-XG0205 (Barclays Bank plc LOC, Barclays Bank plc LIQ) 144Aø	0.06	6-15-2050	6,000,000	6,000,000
New Jersey Transportation Trust Fund Series D	5.25	12-15-2023	2,600,000	2,912,389
				9,727,477
Tax revenue: 0.15%
New Jersey Covid-19 Emergency Series A	4.00	6-1-2023	3,000,000	3,213,135
Transportation revenue: 0.14%
New Brunswick NJ Parking Authority City Guaranteed Series B (Municipal Government Guaranty Insured)	5.00	9-1-2022	700,000	736,793
New Brunswick NJ Parking Authority City Guaranteed Series B (BAM Insured)	5.00	9-1-2024	875,000	996,736
New Jersey TTFA Series A	5.25	12-15-2022	1,295,000	1,388,495
				3,122,024
The accompanying notes are an integral part of these financial statements.

Wells Fargo Ultra Short-Term Municipal Income Fund  |  27

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Water & sewer revenue: 0.23%
New Jersey EDA Refunding Bond AMT American Water Company Incorporated	1.20%	11-1-2034	$ 5,000,000	$ 5,057,431
				73,505,437
New Mexico: 0.05%
Health revenue: 0.05%
New Mexico Hospital Equipment Loan Council Hospital Improvement System Sanitary Juan Regional	5.00	6-1-2022	445,000	463,447
New Mexico Hospital Equipment Loan Council Hospital Improvement System Sanitary Juan Regional	5.00	6-1-2023	665,000	722,120
				1,185,567
New York: 13.74%
Airport revenue: 0.13%
New York Transportation Development Corporation Special Facility Revenue Terminal 4 John F Kennedy International	5.00	12-1-2023	1,260,000	1,397,478
New York Transportation Development Corporation Special Facility Revenue Terminal 4 John F Kennedy International	5.00	12-1-2024	1,250,000	1,439,386
New York Transportation Development Corporation Special Refunding Bonds Terminal One Group Association	5.00	1-1-2022	50,000	51,106
				2,887,970
Education revenue: 0.11%
Saratoga County NY Capital Resource Corporation Revenue Refunding Skidmore College Series A	5.00	7-1-2022	550,000	576,745
Saratoga County NY Capital Resource Corporation Revenue Refunding Skidmore College Series A	5.00	7-1-2023	575,000	629,271
Saratoga County NY Capital Resource Corporation Revenue Refunding Skidmore College Series A	5.00	7-1-2024	600,000	682,384
Saratoga County NY Capital Resource Corporation Revenue Refunding Skidmore College Series A	5.00	7-1-2025	425,000	500,492
				2,388,892
GO revenue: 6.52%
Cortland NY Enlarged City School District Anticipation Notes	1.50	7-30-2021	2,500,000	2,501,911
East Ramapo NY Central School District Deficiency Notes	1.25	5-5-2022	2,150,000	2,166,314
Long Beach NY Public Improvement Series A	5.00	9-1-2022	1,770,000	1,865,168
Long Beach NY Public Improvement Series A	5.00	9-1-2023	2,075,000	2,261,784
New York NY Adjusted Fiscal 2008 Subordinate Bond Series A-4 (AGM Insured) €	0.22	8-1-2026	900,000	900,000
New York NY Adjusted Fiscal 2008 Subordinate Bond Series C-4 (AGC Insured) €	0.19	10-1-2027	22,650,000	22,650,000
New York NY Series 3 ø	0.16	4-1-2042	6,500,000	6,500,000
New York NY Series J Subordinate Bond Series J-2 (AGM Insured) €	0.20	6-1-2036	1,200,000	1,200,000
New York NY Series J Subordinate Bond Series J3 (AGM Insured) €	0.19	6-1-2036	8,225,000	8,225,000
New York NY Subordinate Bond Series C-4 (AGM Insured) €	0.20	1-1-2032	800,000	800,000
Oyster Bay NY BAN Series C	4.00	8-27-2021	23,000,000	23,133,292
Poughkeepsie NY Series 2021	2.50	4-29-2022	800,000	809,867
Suffolk County NY Tax Anticipation Notes Series I	2.00	7-22-2021	15,000,000	15,015,521
Suffolk County NY Tax Anticipation Notes Series I	3.00	9-24-2021	20,000,000	20,126,208
The accompanying notes are an integral part of these financial statements.

28  |  Wells Fargo Ultra Short-Term Municipal Income Fund

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
GO revenue (continued)
Westchester County NY BAN Series A	1.00%	12-17-2021	$20,913,299	$ 20,997,333
Westchester County NY Tax Anticipation Notes Series B	2.00	10-18-2021	13,000,000	13,073,017
Yonkers NY Series 2021A (AGM Insured)	5.00	2-15-2025	315,000	365,758
Yonkers NY Series 2021B (AGM Insured)	5.00	2-15-2025	305,000	354,266
				142,945,439
Health revenue: 0.24%
Broome County NY Local Development Corporation United Health Services Hospital Incorporate Project (AGM Insured)	5.00	4-1-2024	500,000	562,291
Broome County NY Local Development Corporation United Health Services Hospital Incorporate Project (AGM Insured)	5.00	4-1-2025	500,000	582,080
New York NY Health And Hospital Corporation Revenue Health System Series A	5.00	2-15-2025	3,615,000	4,203,172
				5,347,543
Housing revenue: 1.38%
Deutsche Bank Spears Series DBE-8063 (Deutsche Bank LOC, Deutsche Bank LIQ) 144Aø	0.49	10-1-2045	11,000,000	11,000,000
East Rochester NY Housing Authority Home Good Shepherd Project Series A (Citizens Bank LOC) ø	0.17	12-1-2036	2,335,000	2,335,000
New York Housing Finance Agency Revenue Affordable Housing Series J Climate	0.75	5-1-2025	8,250,000	8,276,577
New York Mortgage Agency Homeowner Revenue Series 183	3.50	4-1-2022	1,200,000	1,226,636
New York NY Housing Development Corporation Series A-3	1.13	5-1-2060	4,000,000	4,022,451
New York NY Housing Development Corporation Series C-2	0.70	11-1-2060	1,000,000	1,000,088
New York NY Housing Development Corporation Series G-2	2.00	11-1-2057	2,455,000	2,467,505
				30,328,257
Industrial development revenue: 1.02%
New York Energy Research & Development Authority PCR Keyspan Generation Series A (Ambac Insured) €	2.50	10-1-2028	900,000	900,000
New York Transportation Development Corporation Series 2018	5.00	1-1-2022	2,000,000	2,045,755
New York Transportation Development Corporation Series 2018	5.00	1-1-2023	12,750,000	13,615,689
New York Transportation Development Corporation Special Facilities Revenue Delta Airlines Incorporated LaGuardia Airport Terminals C&D Redevelopment Project	5.00	1-1-2024	5,250,000	5,828,635
				22,390,079
Miscellaneous revenue: 0.38%
Board Cooperative Educational Services New York Sole Supervisory District Revenue Anticipation Notes	1.50	9-29-2021	7,000,000	7,020,512
New York IDA Series 2021A (AGM Insured)	5.00	1-1-2026	1,000,000	1,193,840
				8,214,352
The accompanying notes are an integral part of these financial statements.

Wells Fargo Ultra Short-Term Municipal Income Fund  |  29

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Tax revenue: 0.79%
New York NY Transitional Finance Authority Subordinate Bond Series 1-B (SIFMA Municipal Swap +0.80%) ±	0.83%	11-1-2022	$ 6,885,000	$ 6,903,815
Triborough Bridge & Tunnel Authority Series A-2	2.00	5-15-2045	10,000,000	10,489,673
				17,393,488
Transportation revenue: 2.48%
New York Metropolitan Transportation Authority BAN	4.00	2-1-2022	3,950,000	4,035,290
New York Metropolitan Transportation Authority BAN	5.00	2-1-2023	4,050,000	4,345,910
New York Metropolitan Transportation Authority Revenue Bond Subordinate Series 2012A-2 (Bank of Montreal LOC) ø	0.06	11-15-2041	10,000,000	10,000,000
New York Metropolitan Transportation Authority Series B (1 Month LIBOR +0.55%) ±	0.61	11-1-2041	6,255,000	6,284,392
New York Metropolitan Transportation Authority Subordinate Bond Series D2 (SIFMA Municipal Swap +0.45%) ±	0.48	11-15-2044	18,460,000	18,372,337
Tender Option Bond Trust Receipts/Certificates (Barclays Bank plc LOC, Barclays Bank plc LIQ) 144Aø	0.07	11-15-2038	5,625,000	5,625,000
Triborough Bridge & Tunnel Authority Series 2013A (U.S. SOFR +0.38%) ±	0.41	1-1-2032	4,000,000	3,998,088
Triborough Bridge & Tunnel Authority Series A	5.00	11-15-2023	1,570,000	1,699,022
				54,360,039
Utilities revenue: 0.46%
Long Island NY Power Authority Electric System Revenue General Series B	0.85	9-1-2050	10,000,000	10,012,121
Water & sewer revenue: 0.23%
New York NY Municipal Water Finance Authority Water And Sewer System Revenue Second General Resolution	4.00	6-15-2024	3,000,000	3,329,476
New York Water Finance Authority Series DD	5.00	6-15-2025	1,535,000	1,812,253
				5,141,729
				301,409,909
North Carolina: 0.66%
Health revenue: 0.03%
North Carolina Health Care Facilities First Mortgage Revenue Bonds Series A	3.00	3-1-2023	150,000	154,937
North Carolina Health Care Facilities First Mortgage Revenue Bonds Series A	4.00	3-1-2024	215,000	231,027
North Carolina Health Care Facilities First Mortgage Revenue Bonds Series A	4.00	3-1-2025	265,000	290,217
				676,181
Housing revenue: 0.27%
Charlotte NC Housing Authority West Tyvola Seniors LLC	0.50	12-1-2021	6,000,000	6,005,732
Industrial development revenue: 0.09%
Columbus County NC PCFA International Paper Company Project Series 2019C	2.10	3-1-2027	1,750,000	1,842,392
The accompanying notes are an integral part of these financial statements.

30  |  Wells Fargo Ultra Short-Term Municipal Income Fund

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Resource recovery revenue: 0.27%
North Carolina Capital Finance Republic Services Incorporated Project Series 2013	0.19%	6-1-2038	$ 6,000,000	$ 5,999,894
				14,524,199
North Dakota: 1.30%
Housing revenue: 0.39%
North Dakota Housing Finance Agency Home Mortgage Finance Program Series B (SIFMA Municipal Swap +0.40%) ±	0.43	1-1-2043	8,500,000	8,501,644
Industrial development revenue: 0.55%
Mercer County ND PCR Commercial Paper Notes Series 1	0.17	7-12-2021	12,000,000	12,000,316
Miscellaneous revenue: 0.36%
Cass County ND Joint Water Resources District Refunding Temporary Improvement Series A	0.48	5-1-2024	5,000,000	4,990,004
Horace ND Series A	1.90	8-1-2022	3,000,000	3,003,147
				7,993,151
				28,495,111
Ohio: 2.94%
Education revenue: 0.05%
Ohio Higher Educational Facility Commission	5.00	5-1-2025	885,000	1,029,092
GO revenue: 1.06%
Akron OH Refunding Bonds Series 2020	2.00	12-1-2022	1,135,000	1,160,842
Chillicothe OH BAN Sanitary Sewer Improvements	1.00	9-29-2021	1,140,000	1,141,642
Indian Hill OH Exempted Village School District Hamilton County Bond Anticipation Notes	1.38	9-29-2021	9,000,000	9,027,389
Newark City OH Series 2021	1.50	3-24-2022	1,675,000	1,690,157
Newark OH BAN	1.25	9-29-2021	2,900,000	2,907,084
Newark OH BAN	1.25	9-29-2021	3,000,000	3,007,329
Northwood OH BAN	1.00	4-21-2022	3,450,000	3,474,179
Toledo OH Refunding Limited Tax Various Purpose	3.00	12-1-2022	310,000	320,433
Toledo OH Refunding Limited Tax Various Purpose	3.00	12-1-2023	440,000	463,636
				23,192,691
Health revenue: 0.28%
Allen County OH Mercy Health Hospital	5.00	12-1-2024	2,325,000	2,684,105
Allen County OH Mercy Health Hospital Series A	5.00	8-1-2021	2,795,000	2,805,753
Lucas County OH Hospital Promedica Healthcare Series D	5.00	11-15-2021	715,000	724,279
				6,214,137
Housing revenue: 0.12%
Ohio Housing Finance Agency Multifamily Housing Revenue Lima Apartments Project Series A øø	0.45	2-1-2023	2,600,000	2,602,427
Industrial development revenue: 0.68%
Ohio Air Quality Development Authority Exempt Facilities Revenue ø	0.08	4-1-2051	15,000,000	15,000,000
The accompanying notes are an integral part of these financial statements.

Wells Fargo Ultra Short-Term Municipal Income Fund  |  31

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Miscellaneous revenue: 0.30%
American Municipal Power Incorporated BAN Electric System Improvement	1.00%	6-23-2022	$ 2,500,000	$ 2,519,546
American Municipal Power Incorporated BAN Electric System Improvement	1.50	8-12-2021	645,000	645,977
Orange Village OH BAN	1.00	8-26-2021	3,400,000	3,403,790
				6,569,313
Unknown Revenue Source: 0.19%
Lorain County OH Bond Anticipation Notes Various Purpose	1.50	5-4-2022	4,000,000	4,042,036
Utilities revenue: 0.26%
Lancaster OH Port Authority Gas Supply (Royal Bank of Canada LIQ)	5.00	8-1-2049	5,000,000	5,758,470
				64,408,166
Oklahoma: 0.66%
Education revenue: 0.03%
University Oklahoma Revenues Refunding General Series B	5.00	7-1-2025	510,000	597,935
Health revenue: 0.45%
Oklahoma Development Finance Authority Health System Revenue ø	0.12	8-15-2031	10,000,000	10,000,000
Miscellaneous revenue: 0.18%
Canadian County OK Educational Facilities Authority Mustang Public Schools Project	3.00	9-1-2022	2,000,000	2,064,926
Kay County OK Public Building Authority	4.00	4-1-2022	400,000	407,941
Kay County OK Public Building Authority	4.00	4-1-2023	450,000	471,323
Oklahoma County OK Finance Authority Jones Public School Project	4.00	9-1-2023	330,000	352,125
Oklahoma County OK Finance Authority Jones Public School Project	4.00	9-1-2024	525,000	574,486
				3,870,801
				14,468,736
Oregon: 0.65%
Airport revenue: 0.06%
Port of Portland OR Portland International Airport AMT	5.00	7-1-2022	1,200,000	1,255,014
Education revenue: 0.08%
Yamhill County OR Linfield University Project Series A	4.00	10-1-2021	330,000	332,791
Yamhill County OR Linfield University Project Series A	4.00	10-1-2022	500,000	521,222
Yamhill County OR Linfield University Project Series A	4.00	10-1-2024	850,000	937,375
				1,791,388
GO revenue: 0.03%
Morrow County OR Series 2021A	4.00	6-1-2024	325,000	355,885
Morrow County OR Series 2021A	4.00	6-1-2025	325,000	364,115
				720,000
The accompanying notes are an integral part of these financial statements.

32  |  Wells Fargo Ultra Short-Term Municipal Income Fund

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Industrial development revenue: 0.48%
Oregon Business Development Commission Intel Corporation Project Series 232	2.40%	12-1-2040	$10,000,000	$ 10,414,437
				14,180,839
Pennsylvania: 5.03%
Airport revenue: 0.21%
Philadelphia PA Airport Revenue Refunding AMT Series C Private Activity	5.00	7-1-2022	2,750,000	2,878,621
Philadelphia PA Airport Revenue Refunding Series A Private Activity	5.00	7-1-2025	1,545,000	1,819,435
				4,698,056
Education revenue: 1.49%
Chester County PA HEFA Immaculata University Project	5.00	11-1-2021	580,000	581,866
Cumberland County PA Authority Association of Independent Colleges & Universities of Pennsylvania Financing Program Series T-1 øø	3.75	5-1-2044	2,000,000	2,008,403
Delaware County PA Authority University Revenue Neumann University	5.00	10-1-2024	500,000	562,245
Delaware County PA Authority University Revenue Neumann University	5.00	10-1-2025	525,000	607,028
Pennsylvania HEFA Association of Independent Colleges & Universities of Pennsylvania Financing Program Series T-3 øø	3.00	5-1-2033	1,880,000	1,907,251
Pennsylvania HEFAR Association of Independent Colleges and Universities of Pennsylvania Financing Program Mount Aloysius College Project Series R-1	1.00	11-1-2041	2,000,000	1,999,666
Philadelphia PA IDA Thomas Jefferson University Series B ø	0.12	9-1-2050	25,000,000	25,000,000
				32,666,459
GO revenue: 0.26%
Albert Gallatin PA Area School District Series A (AGM Insured)	4.00	9-1-2023	1,000,000	1,072,412
Albert Gallatin PA Area School District Series A (AGM Insured)	4.00	9-1-2024	725,000	799,071
Allentown PA City School District Tax and Revenue Anticipation Notes %%	1.00	3-31-2022	1,500,000	1,500,004
Hollidaysburg PA Area School District	4.00	7-15-2023	525,000	564,257
Octorara PA Area School District (AGM Insured)	4.00	4-1-2025	600,000	673,191
Riverside PA School District GO Bonds (BAM Insured) %%	3.00	10-15-2023	480,000	507,270
Riverside PA School District GO Bonds (BAM Insured) %%	4.00	10-15-2025	550,000	624,819
				5,741,024
Health revenue: 0.23%
Berks County PA Municipal Authority Tower Health Project Series A	5.00	2-1-2022	500,000	507,880
Montgomery County PA Higher Education & Health Authority Presbytery Homes Incorporated Project	3.00	12-1-2021	560,000	565,171
Montgomery County PA Higher Education & Health Authority Series 2018A	5.00	9-1-2022	1,250,000	1,317,209
Quakertown PA Health Facilities Authority Series A	3.13	7-1-2021	2,595,000	2,595,000
				4,985,260
The accompanying notes are an integral part of these financial statements.

Wells Fargo Ultra Short-Term Municipal Income Fund  |  33

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Housing revenue: 0.56%
Pennsylvania HFA Limited Norris Homes Phase V	1.40%	1-1-2043	$10,500,000	$ 10,651,992
Pennsylvania HFA Series 114A	2.90	10-1-2021	1,570,000	1,579,840
				12,231,832
Miscellaneous revenue: 0.84%
Bethlehem PA School District Revenue (1 Month LIBOR +0.48%) ±	0.54	7-1-2031	9,965,000	9,964,595
Butler County PA General Authority Hampton Township School District Project Series 2007 (AGM Insured, PNC Bank NA SPA) ø	0.06	9-1-2027	1,000,000	1,000,000
Pennsylvania Economic Development Financing Authority Refunding Bond Philadelphia Bioslides Facility	3.00	1-1-2024	865,000	912,436
Pennsylvania Economic Development Financing Pennsylvania Rapid Bridge	5.00	6-30-2022	2,000,000	2,091,027
Pittsburgh and Allegheny Counties PA Sports and Exhibition Authority Regional Asset District (AGM Insured)	4.00	2-1-2025	1,860,000	2,092,390
Southeastern Pennsylvania Transportation	5.00	6-1-2024	1,000,000	1,133,141
Southeastern Pennsylvania Transportation	5.00	6-1-2025	1,000,000	1,173,523
				18,367,112
Resource recovery revenue: 1.09%
Pennsylvania EDFA Solid Waste Disposal Republic Services Incorporated Project Series A ø	0.18	4-1-2034	2,000,000	1,999,988
Pennsylvania EDFA Solid Waste Disposal Waste Management Incorporated Project øø	0.20	8-1-2045	22,000,000	22,000,024
				24,000,012
Transportation revenue: 0.05%
Pennsylvania Turnpike Series B	5.00	12-1-2023	425,000	473,770
Pennsylvania Turnpike Series B	5.00	12-1-2024	450,000	521,166
				994,936
Utilities revenue: 0.05%
Pennsylvania Economic Development Financing Revenue Bonds PSEG Power LLC Project AMT (TD Bank NA LOC) ø	0.03	1-15-2042	1,000,000	1,000,000
Water & sewer revenue: 0.25%
Allegheny County PA Sanitary Authority Series A	4.00	6-1-2024	300,000	331,076
Allegheny County PA Sanitary Authority Series A	4.00	6-1-2025	150,000	170,099
Pittsburgh PA Water & Sewer Authority Series C (SIFMA Municipal Swap +0.65%)(AGM Insured) ±	0.68	9-1-2040	5,000,000	5,045,678
				5,546,853
				110,231,544
Rhode Island: 0.25%
Health revenue: 0.25%
Rhode Island Health & Educational Building Refunding Hospital Financing Lifespan Obligation Bond	5.00	5-15-2022	1,250,000	1,298,630
The accompanying notes are an integral part of these financial statements.

34  |  Wells Fargo Ultra Short-Term Municipal Income Fund

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Health revenue (continued)
Rhode Island Health & Educational Building Refunding Hospital Financing Lifespan Obligation Bond	5.00%	5-15-2023	$ 1,300,000	$ 1,401,509
Rhode Island Health & Educational Building Refunding Hospital Financing Lifespan Obligation Bond	5.00	5-15-2024	2,475,000	2,765,136
				5,465,275
South Carolina: 0.43%
Health revenue: 0.25%
South Carolina Jobs EDA Episcopal Home at Still Hopes Series A	5.00	4-1-2022	455,000	465,540
South Carolina Jobs EDA Prisma Health Obligated Group Series C ø	0.12	5-1-2048	5,000,000	5,000,000
				5,465,540
Water & sewer revenue: 0.18%
Laurens County SC Water and Sewer Commission Waterworks Distribution System BAN	1.38	2-1-2022	4,000,000	4,000,000
				9,465,540
South Dakota: 0.17%
Health revenue: 0.17%
Tender Option Bond Trust Receipts Series 2020-XG0302 (Barclays Bank plc LIQ) 144Aø	0.13	9-1-2050	3,675,000	3,675,000
Tennessee: 0.74%
Airport revenue: 0.15%
Shelby County TN Airport Authority Series 2021A	5.00	7-1-2025	2,750,000	3,219,405
Health revenue: 0.06%
Greeneville TN HEFA Board Series 2018A	5.00	7-1-2022	1,280,000	1,339,604
Housing revenue: 0.14%
Memphis TN Health Educational And Housing Facility Board MFHR Collateralized Memphis Towers	0.25	12-1-2023	3,000,000	3,004,840
Utilities revenue: 0.39%
Memphis TN Electric System Series A	4.00	12-1-2021	285,000	289,587
Memphis TN Electric System Series A	4.00	12-1-2022	435,000	458,863
Memphis TN Electric System Series A	5.00	12-1-2023	425,000	473,661
Memphis TN Electric System Series A	5.00	12-1-2024	500,000	578,704
Tennessee Energy Acquisition Corporation Series A	4.00	5-1-2048	5,190,000	5,509,993
Tennessee Energy Acquisition Corporation Series A	5.00	2-1-2022	1,300,000	1,335,033
				8,645,841
				16,209,690
Texas: 14.26%
Airport revenue: 0.20%
Dallas TX Fort Worth International Airport Series A	5.00	11-1-2024	1,500,000	1,730,369
Houston TX Airport System Series C	5.00	7-1-2022	2,500,000	2,615,641
				4,346,010
The accompanying notes are an integral part of these financial statements.

Wells Fargo Ultra Short-Term Municipal Income Fund  |  35

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Education revenue: 0.14%
Texas Board of Regents A&M University Series 2021A	5.00%	5-15-2025	$ 2,500,000	$ 2,941,039
GO revenue: 4.69%
Burleson TX Independent School District	2.50	2-1-2047	7,885,000	8,076,958
Cypress-Fairbanks TX Independent School District Series A-1	2.13	2-15-2027	3,745,000	3,753,669
Cypress-Fairbanks TX Independent School District Series B-2	2.13	2-15-2040	7,015,000	7,031,239
El Paso TX Independent School District Maintenance Tax Notes	2.50	2-1-2040	3,500,000	3,506,682
Fort Bend County TX District #58 Series 2021 (BAM Insured)	3.00	4-1-2022	1,085,000	1,107,266
Fort Bend TX Independent School District School Building Series B	0.88	8-1-2050	4,000,000	4,036,983
Galveston TX Dickinson Independent High School District	1.35	8-1-2037	3,900,000	3,903,967
Goose Creek TX Consolidated Independent School District School Building Series B øø	0.27	10-1-2049	5,000,000	5,001,745
Katy TX Independent School District Series 2015C-REMK (1 Month LIBOR +0.28%) ±	0.33	8-15-2036	9,120,000	9,120,981
North East TX Independent School District Series B	1.42	8-1-2040	1,330,000	1,331,383
Northside TX Independent School District Building Project	1.60	8-1-2049	2,840,000	2,935,590
Plainview TX Independent School District Series B	1.50	2-15-2050	9,000,000	9,177,763
Port Arthur TX Certificates Obligation (BAM Insured)	5.00	2-15-2023	565,000	607,923
Port Arthur TX Certificates Obligation (BAM Insured)	5.00	2-15-2025	445,000	515,141
Texas Tax Anticipation Notes	4.00	8-26-2021	40,500,000	40,743,166
Tomball TX Independent School District School Building Series B-1	0.45	2-15-2036	2,000,000	2,000,373
				102,850,829
Health revenue: 1.01%
Board of Managers Joint Guadalupe Refunding & Improvement Project	5.00	12-1-2021	1,000,000	1,015,130
Coastal Bend TX Health Facilities Development Corporation (AGM Insured) €	0.15	7-1-2031	5,725,000	5,725,000
Harris County TX Cultural Education Facilities Finance Corporation Hospital Memorial Hermann	5.00	6-1-2032	3,000,000	3,461,145
Harris County TX Cultural Education Facilities Finance Corporation Revenue Texas Medical Center Series A	0.90	5-15-2050	2,100,000	2,100,811
Harris County TX Health Facilities Development Corporation Series A3 (AGM Insured) €	0.10	7-1-2031	6,225,000	6,225,000
Harris County TX Health Facilities Development Corporation Series A4 (AGM Insured) €	0.18	7-1-2031	3,700,000	3,700,000
				22,227,086
Housing revenue: 4.36%
Alamito TX Public Facilities Corporation MFHR Housing Authority of the City of El Paso Rental Assistance Demonstration Conversion Program (Department of Housing and Urban Development Insured)	1.51	5-1-2037	10,000,000	10,034,979
Alamito TX Public Facility Corporation Cramer Three Apartments Project	0.25	11-1-2021	20,000,000	19,997,432
Austin TX Affordable PFC Incorporated MFHR Bridge Granada Apartments	1.46	6-1-2023	2,125,000	2,149,255
Deutsche Bank Spears Series DBE-8054 (Deutsche Bank LOC, Deutsche Bank LIQ) 144Aø	0.49	8-1-2060	10,000,000	10,000,000
The accompanying notes are an integral part of these financial statements.

36  |  Wells Fargo Ultra Short-Term Municipal Income Fund

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Housing revenue (continued)
Midland County TX Public Facility Corporation Multifamily Housing Revenue Palladium West Francis	0.35%	6-1-2024	$ 4,000,000	$ 4,007,027
Mizuho Floater/Residual Trust Tender Option Bond Series 2019-MIZ9010 (Mizuho Capital Markets LLC LOC, Mizuho Capital Markets LLC LIQ) 144Aø	0.28	4-1-2034	20,750,000	20,750,000
Odessa TX Housing Finance Corporation Multifamily Housing Vera Odessa Apartments (FHA Insured)	0.35	9-1-2023	6,500,000	6,507,880
Port Aransas TX Public Facilities Corporation MFHR Palladium Port Aransas Apartments	0.70	1-1-2024	6,400,000	6,414,044
San Antonio TX Housing Trust Finance Corporation Majestic Ranch Apartments LP (FHA Insured)	1.40	7-1-2022	6,000,000	6,028,610
Texas Capital Area Housing Finance Agency MFHR Mission Trail at El Camino Real Apartments	2.10	9-1-2037	9,750,000	9,762,877
				95,652,104
Industrial development revenue: 0.74%
Austin TX Convention First Tier Series A	5.00	1-1-2022	400,000	407,072
Austin TX Convention First Tier Series A	5.00	1-1-2023	750,000	789,304
Port Arthur TX Navigation District Industrial Development Corporation Total Petrochemicals USA Incorporated Project ø	0.06	6-1-2041	15,000,000	15,000,000
				16,196,376
Miscellaneous revenue: 0.04%
Wise County TX Lease Revenue Refunding Parker County Junior College	5.00	8-15-2021	400,000	402,198
Wise County TX Lease Revenue Refunding Parker County Junior College	5.00	8-15-2024	450,000	508,109
				910,307
Resource recovery revenue: 0.96%
Mission TX Economic Development Corporation Republic Services Incorporated Project	0.20	1-1-2026	10,000,000	10,000,011
Port Arthur TX Navigation District Jefferson County Environmental Facilities Motiva Enterprises LLC Project Series E ø	0.10	11-1-2040	11,000,000	11,000,000
				21,000,011
Transportation revenue: 1.19%
Central Texas Regional Mobility Authority Revenue Subordinated Lien BAN Series F	5.00	1-1-2025	2,500,000	2,828,925
Harris County TX Senior Lien Toll Road Series B	1.45	8-15-2021	7,635,000	7,647,227
Tender Option Bond Trust Receipts Series 2019-XM0753 (Deutsche Bank LIQ) 144Aø	0.21	8-1-2057	9,635,000	9,635,000
Tender Option Bond Trust Receipts Series 2019-XM0756 (Deutsche Bank LIQ) 144Aø	0.25	6-30-2058	6,000,000	6,000,000
				26,111,152
Utilities revenue: 0.75%
San Antonio TX Electric & Gas Systems Refunding Bond Series B	2.00	2-1-2033	11,440,000	11,455,839
Texas Municipal Gas Acquisition & Supply Corporation Series 2021	5.00	12-15-2021	1,300,000	1,327,510
Texas Municipal Gas Acquisition & Supply Corporation Series 2021	5.00	12-15-2024	1,500,000	1,725,667
The accompanying notes are an integral part of these financial statements.

Wells Fargo Ultra Short-Term Municipal Income Fund  |  37

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Utilities revenue (continued)
Texas Municipal Power Agency Transmission System (AGM Insured)	3.00%	9-1-2024	$ 750,000	$ 809,864
Texas Municipal Power Agency Transmission System (AGM Insured)	3.00	9-1-2025	1,000,000	1,097,877
				16,416,757
Water & sewer revenue: 0.18%
Houston TX Combined Utility System Revenue Series C (1 Month LIBOR +0.36%) ±	0.42	5-15-2034	4,000,000	4,000,758
				312,652,429
Vermont: 0.09%
Education revenue: 0.09%
Vermont Educational & Health Buildings St. Michaels College Project	5.00	10-1-2023	1,185,000	1,251,613
Vermont Educational & Health Buildings St. Michaels College Project	5.00	10-1-2024	675,000	711,954
				1,963,567
Virginia: 1.13%
Education revenue: 0.04%
Virginia College Building Authority Regent University Project	5.00	6-1-2022	150,000	156,260
Virginia College Building Authority Regent University Project	5.00	6-1-2023	250,000	271,624
Virginia College Building Authority Regent University Project	5.00	6-1-2024	225,000	253,696
Virginia College Building Authority Regent University Project	5.00	6-1-2025	250,000	290,948
				972,528
Health revenue: 0.05%
Virginia Small Business Financing Authority Revenue National Senior Campuses Incorporate Series A	5.00	1-1-2023	500,000	533,605
Virginia Small Business Financing Authority Revenue National Senior Campuses Incorporate Series A	5.00	1-1-2024	500,000	554,075
				1,087,680
Industrial development revenue: 0.19%
Louisa VA IDA Pollution Control Virginia Electric & Power Company Series A	1.90	11-1-2035	4,000,000	4,113,852
Miscellaneous revenue: 0.14%
Louisa VA IDA Electric and Power Company Project Series A	0.75	11-1-2035	3,000,000	3,010,006
Utilities revenue: 0.71%
Halifax County VA Electric and Power Company Project	0.45	12-1-2041	4,000,000	4,003,606
The accompanying notes are an integral part of these financial statements.

38  |  Wells Fargo Ultra Short-Term Municipal Income Fund

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Utilities revenue (continued)
Wise County VA IDA Solid Waste and Sewage Disposal Revenue Virginia Electric and Power Company Project Series A	0.75%	10-1-2040	$ 8,000,000	$ 8,072,713
Wise County VA IDA Waste & Sewage Disposal Revenue	1.20	11-1-2040	3,525,000	3,606,700
				15,683,019
				24,867,085
Washington: 1.51%
Airport revenue: 0.13%
Port of Seattle WA AMT Intermediate Lien Series C	5.00	4-1-2025	2,500,000	2,853,431
Health revenue: 0.04%
Washington HCFR Series 2021 144A	5.00	12-1-2021	160,000	163,156
Washington HCFR Series 2021 144A	5.00	12-1-2022	230,000	245,424
Washington HCFR Series 2021 144A	5.00	12-1-2023	250,000	277,982
Washington HCFR Series 2021 144A	5.00	12-1-2024	195,000	225,047
				911,609
Housing revenue: 0.78%
Everett WA Housing Authority Multifamily Housing Revenue Baker Heights Legacy	0.30	9-1-2024	2,500,000	2,496,479
Seattle WA Housing Authority Northgate Plaza Project	1.00	6-1-2026	2,175,000	2,172,929
Washington Housing Finance Commission Columbia Park Apartments Project (FHA/GNMA Insured)	1.39	7-1-2022	5,200,000	5,200,000
Washington Housing Finance Commission SAG Portfolio Project	2.55	7-1-2022	7,275,000	7,275,000
				17,144,408
Utilities revenue: 0.56%
Seattle WA Municipal Light & Power Refunding Bond Series B-2 (SIFMA Municipal Swap +0.29%) ±	0.32	5-1-2045	10,000,000	10,000,519
Seattle WA Municipal Light & Power Series C1 (SIFMA Municipal Swap +0.25%) ±	0.28	11-1-2021	1,055,000	1,055,076
Seattle WA Municipal Light & Power Series C2 (SIFMA Municipal Swap +0.25%) ±	0.28	11-1-2021	1,055,000	1,055,076
				12,110,671
				33,020,119
West Virginia: 1.18%
Health revenue: 0.40%
West Virginia Hospital Finance Authority United Health System	5.00	6-1-2022	4,000,000	4,172,600
West Virginia Hospital Finance Authority United Health System	5.00	6-1-2024	4,000,000	4,531,316
				8,703,916
Housing revenue: 0.23%
West Virginia Housing Development Brookpark Place Project	1.65	8-1-2022	5,000,000	5,005,799
The accompanying notes are an integral part of these financial statements.

Wells Fargo Ultra Short-Term Municipal Income Fund  |  39

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Industrial development revenue: 0.13%
West Virginia EDA Solid Waste Disposal Facilities Revenue Refunding Appalachian Power Company	0.63%	12-1-2038	$ 3,000,000	$ 2,981,447
Utilities revenue: 0.42%
West Virginia EDA Solid Waste Disposal Facilities Appalachian Power Company Amos Project	1.00	1-1-2041	5,900,000	5,933,333
West Virginia EDA Solid Waste Disposal Facilities Wheeling Power Company Mitchell Project Series A	3.00	6-1-2037	3,250,000	3,316,942
				9,250,275
				25,941,437
Wisconsin: 4.11%
Education revenue: 0.06%
Wisconsin PFA Gardner Webb University 144A	5.00	7-1-2021	1,360,000	1,360,000
GO revenue: 0.23%
Dane County WI AMT Promissory Notes Apartment Project Series D	2.50	6-1-2022	445,000	445,784
Dane County WI AMT Promissory Notes Apartment Project Series D	2.63	6-1-2023	980,000	981,748
Waukesha WI Series 2021A	2.00	7-1-2022	3,500,000	3,554,587
				4,982,119
Health revenue: 1.27%
Public Finance Authority Wisconsin Hospital Renown Regional Medical Center Project Series A	5.00	6-1-2025	385,000	451,479
Wisconsin HEFA Advocate Aurora Health Credit Group Series C3 (SIFMA Municipal Swap +0.55%) ±	0.58	8-15-2054	7,065,000	7,085,733
Wisconsin HEFA Marshfield Clinic Health System Incorporated	5.00	2-15-2052	10,000,000	11,333,639
Wisconsin HEFA Series 2053 ø	0.13	2-15-2053	7,500,000	7,500,000
Wisconsin HEFA St. Camillus Health System Series A	5.00	11-1-2021	110,000	110,916
Wisconsin HEFA St. Camillus Health System Series A	5.00	11-1-2022	120,000	123,898
Wisconsin HEFA St. Camillus Health System Series A	5.00	11-1-2023	125,000	131,795
Wisconsin HEFA St. Camillus Health System Series A	5.00	7-1-2024	945,000	1,073,539
				27,810,999
Housing revenue: 1.76%
Wisconsin Housing & EDA Series A	2.80	3-1-2022	1,070,000	1,084,572
Wisconsin Tender Option Bond Trust Receipts/Certificates Series 2019-XF2821 (Mizuho Bank Limited LOC, Mizuho Bank Limited LIQ) 144Aø	0.28	1-1-2026	3,845,000	3,845,000
Wisconsin Tender Option Bond Trust Receipts/Floater Certificates Series 2020-XF2871 (Mizuho Capital Markets LLC LOC, Mizuho Capital Markets LLC LIQ) 144Aø	0.28	11-1-2025	33,627,000	33,627,000
				38,556,572
Miscellaneous revenue: 0.61%
Appleton WI RDA Redevelopment Revenue Adjustable Rate Demand Revenue Bond Fox Cities Arts Center B (Associated Trust Company NA LOC) ø	0.09	6-1-2036	9,300,000	9,300,000
The accompanying notes are an integral part of these financial statements.

40  |  Wells Fargo Ultra Short-Term Municipal Income Fund

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Miscellaneous revenue (continued)
Clayton Town WI Anticipation Notes Series B	2.00%	6-1-2026	$ 1,000,000	$ 1,021,683
Wisconsin Rapids School District BAN %%	2.00	1-6-2022	3,000,000	3,009,452
				13,331,135
Resource recovery revenue: 0.11%
La Crosse WI Resource Recovery Northern States Power Company Project	6.00	11-1-2021	2,500,000	2,546,958
Water & sewer revenue: 0.07%
Clayton Town WI Water System and Sewer System Series C	2.00	6-1-2026	1,500,000	1,532,525
				90,120,308
Wyoming: 0.04%
Health revenue: 0.04%
Laramie County WY Series 2021	4.00	5-1-2025	750,000	847,150
Total Municipal obligations (Cost $2,157,979,830)				2,167,251,563

		Yield	Shares
Short-term investments: 1.05%
Investment companies: 1.05%
Wells Fargo Municipal Cash Management Money Market Fund Institutional Class ♠∞##		0.01	22,967,775	22,974,666
Total Short-term investments (Cost $22,974,666)				22,974,666
Total investments in securities (Cost $2,231,154,496)	102.17%			2,240,426,229
Other assets and liabilities, net	(2.17)			(47,543,459)
Total net assets	100.00%			$2,192,882,770

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
ø	Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The maturity date shown represents the final maturity date of the security. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The rate shown is the rate in effect at period end.
€	The security is an auction-rate security which has an interest rate that resets at predetermined short-term intervals through a Dutch auction. The rate shown is the rate in effect at period end.
¤	The security is issued in zero coupon form with no periodic interest payments.
±	Variable rate investment. The rate shown is the rate in effect at period end.
##	All or a portion of this security is segregated for when-issued securities.
øø	The interest rate is determined and reset by the issuer periodically depending upon the terms of the security. The rate shown is the rate in effect at period end.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.
%%	The security is purchased on a when-issued basis.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Ultra Short-Term Municipal Income Fund  |  41

Portfolio of investments—June 30, 2021

Abbreviations:
AGC	Assured Guaranty Corporation
AGM	Assured Guaranty Municipal
Ambac	Ambac Financial Group Incorporated
AMT	Alternative minimum tax
BAM	Build America Mutual Assurance Company
BAN	Bond anticipation notes
CAB	Capital appreciation bond
CDA	Community Development Authority
EDA	Economic Development Authority
EDFA	Economic Development Finance Authority
FHA	Federal Housing Administration
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
GO	General obligation
HCFR	Healthcare facilities revenue
HEFA	Health & Educational Facilities Authority
HEFAR	Higher Education Facilities Authority Revenue
HFA	Housing Finance Authority
HFFA	Health Facilities Financing Authority
IDA	Industrial Development Authority
LIBOR	London Interbank Offered Rate
LIQ	Liquidity agreement
LOC	Letter of credit
MFHR	Multifamily housing revenue
NPFGC	National Public Finance Guarantee Corporation
PCFA	Pollution Control Financing Authority
PCR	Pollution control revenue
PFA	Public Finance Authority
RDA	Redevelopment Authority
SIFMA	Securities Industry and Financial Markets Association
SOFR	Secured Overnight Financing Rate
SPA	Standby purchase agreement
TTFA	Transportation Trust Fund Authority
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliates of the Fund at the beginning of the period or the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	% of net assets	Shares, end of period	Income from affiliated securities
Short-term investments
Investment companies
Wells Fargo Municipal Cash Management Money Market Fund Institutional Class	$6,556,901	$1,114,864,764	$(1,098,443,996)	$(2,913)	$(90)	$22,974,666	1.05%	22,967,775	$2,233
The accompanying notes are an integral part of these financial statements.

42  |  Wells Fargo Ultra Short-Term Municipal Income Fund

Statement of assets and liabilities—June 30, 2021

Assets
Investments in unaffiliated securities, at value (cost $2,208,179,830)	$ 2,217,451,563
Investments in affiliated securites, at value (cost $22,974,666)	22,974,666
Cash	1,703,909
Receivable for interest	11,520,193
Receivable for investments sold	8,400,387
Receivable for Fund shares sold	2,804,987
Total assets	2,264,855,705
Liabilities
Payable for when-issued transactions	35,309,246
Payable for investments purchased	32,601,550
Payable for Fund shares redeemed	2,556,374
Dividends payable	507,496
Management fee payable	249,807
Administration fees payable	127,231
Trustees’ fees and expenses payable	1,056
Distribution fee payable	1,036
Accrued expenses and other liabilities	619,139
Total liabilities	71,972,935
Total net assets	$2,192,882,770
Net assets consist of
Paid-in capital	$ 2,211,177,817
Total distributable loss	(18,295,047)
Total net assets	$2,192,882,770
Computation of net asset value and offering price per share
Net assets – Class A	$ 317,609,086
Shares outstanding – Class A1	33,049,958
Net asset value per share – Class A	$9.61
Maximum offering price per share – Class A2	$9.81
Net assets – Class A2	$ 42,354,134
Shares outstanding – Class A2[1]	4,406,864
Net asset value per share – Class A2	$9.61
Net assets – Class C	$ 1,659,412
Shares outstanding – Class C1	175,116
Net asset value per share – Class C	$9.48
Net assets – Class R6	$ 1,032,412,959
Shares outstanding – Class R6[1]	107,439,534
Net asset value per share – Class R6	$9.61
Net assets – Administrator Class	$ 15,157,310
Shares outstanding – Administrator Class[1]	1,577,053
Net asset value per share – Administrator Class	$9.61
Net assets – Institutional Class	$ 783,689,869
Shares outstanding – Institutional Class[1]	81,543,640
Net asset value per share – Institutional Class	$9.61
[1]	The Fund has an unlimited number of authorized shares
[2]	Maximum offering price is computed as 100/98 of net asset value. On investments of $100,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

Wells Fargo Ultra Short-Term Municipal Income Fund  |  43

Statement of operations—year ended June 30, 2021

Investment income
Interest	$ 20,329,082
Income from affiliated securities	2,233
Total investment income	20,331,315
Expenses
Management fee	5,279,554
Administration fees
Class A	540,513
Class A2	62,392
Class C	3,140
Class R6	289,223
Administrator Class	16,617
Institutional Class	700,709
Shareholder servicing fees
Class A	842,399
Class A2	97,487
Class C	4,878
Administrator Class	41,459
Distribution fee
Class C	14,611
Custody and accounting fees	90,355
Professional fees	52,550
Registration fees	94,503
Shareholder report expenses	77,237
Trustees’ fees and expenses	19,272
Other fees and expenses	46,747
Total expenses	8,273,646
Less: Fee waivers and/or expense reimbursements
Fund-level	(1,838,822)
Class A	(304,039)
Class A2	(31,196)
Class C	(7,850)
Administrator Class	(3,323)
Net expenses	6,088,416
Net investment income	14,242,899
Payment from affiliate	12,001
Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	342,030
Affiliated securities	(2,913)
Net realized gains on investments	339,117
Net change in unrealized gains (losses) on
Unaffiliated securities	4,485,994
Affiliated securities	(90)
Net change in unrealized gains (losses) on investments	4,485,904
Net realized and unrealized gains (losses) on investments	4,825,021
Net increase in net assets resulting from operations	$19,079,921
The accompanying notes are an integral part of these financial statements.

44  |  Wells Fargo Ultra Short-Term Municipal Income Fund

Statement of changes in net assets

	Year ended June 30, 2021		Year ended June 30, 2020
Operations
Net investment income		$ 14,242,899		$ 24,982,955
Payment from affiliate		12,001		0
Net realized gains (losses) on investments		339,117		(833,365)
Net change in unrealized gains (losses) on investments		4,485,904		(1,876,251)
Net increase in net assets resulting from operations		19,079,921		22,273,339
Distributions to shareholders from
Net investment income and net realized gains
Class A		(1,412,794)		(5,002,816)
Class A2		(156,384)		(19) [1]
Class C		(253)		(24,530)
Class R6		(6,808,565)		(10,901,380)
Administrator Class		(69,078)		(263,819)
Institutional Class		(5,707,681)		(9,119,360)
Total distributions to shareholders		(14,154,755)		(25,311,924)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	5,093,988	48,928,927	6,982,039	66,981,049
Class A2	7,328,354	70,341,559	2,610 [1]	25,000 [1]
Class C	61,571	583,244	20,765	195,705
Class R6	158,459,210	1,522,217,879	114,021,707	1,093,480,689
Administrator Class	543,811	5,227,119	672,542	6,422,333
Institutional Class	92,746,825	890,877,143	56,534,508	541,850,398
		2,538,175,871		1,708,955,174
Reinvestment of distributions
Class A	141,373	1,357,877	491,863	4,718,388
Class A2	16,269	156,288	0 [1]	0 [1]
Class C	18	167	1,927	18,164
Class R6	19,480	187,146	22,585	216,591
Administrator Class	7,113	68,323	26,926	258,320
Institutional Class	497,683	4,781,327	809,047	7,763,721
		6,551,128		12,975,184
Payment for shares redeemed
Class A	(11,426,668)	(109,720,519)	(14,529,551)	(139,266,683)
Class A2	(2,940,369)	(28,246,076)	0 [1]	0 [1]
Class C	(197,232)	(1,866,537)	(786,807)	(7,418,979)
Class R6	(136,889,668)	(1,315,002,785)	(108,448,304)	(1,040,161,896)
Administrator Class	(876,603)	(8,422,649)	(1,467,495)	(14,059,616)
Institutional Class	(83,148,500)	(798,973,174)	(52,922,721)	(507,283,441)
		(2,262,231,740)		(1,708,190,615)
Net increase in net assets resulting from capital share transactions		282,495,259		13,739,743
Total increase in net assets		287,420,425		10,701,158
Net assets
Beginning of period		1,905,462,345		1,894,761,187
End of period		$ 2,192,882,770		$ 1,905,462,345
[1]	For the period from May 29, 2020 (commencement of class operations) to June 30, 2020
The accompanying notes are an integral part of these financial statements.

Wells Fargo Ultra Short-Term Municipal Income Fund  |  45

Financial highlights
(For a share outstanding throughout each period)
	Year ended June 30
Class A	2021	2020	2019	2018	2017
Net asset value, beginning of period	$9.59	$9.60	$9.57	$9.57	$9.63
Net investment income	0.04	0.12	0.12 [1]	0.08	0.06
Net realized and unrealized gains (losses) on investments	0.02	(0.01)	0.03	0.00 [2]	(0.06)
Total from investment operations	0.06	0.11	0.15	0.08	0.00
Distributions to shareholders from
Net investment income	(0.04)	(0.12)	(0.12)	(0.08)	(0.06)
Net realized gains	0.00	0.00	0.00	0.00	(0.00) [2]
Total distributions to shareholders	(0.04)	(0.12)	(0.12)	(0.08)	(0.06)
Net asset value, end of period	$9.61	$9.59	$9.60	$9.57	$9.57
Total return[3]	0.62%	1.13%	1.63%	0.88%	(0.04)%
Ratios to average net assets (annualized)
Gross expenses	0.66%	0.77%	0.77%	0.77%	0.75%
Net expenses	0.50%	0.65%	0.67%	0.67%	0.67%
Net investment income	0.42%	1.21%	1.28%	0.86%	0.57%
Supplemental data
Portfolio turnover rate	30%	55%	55%	50%	56%
Net assets, end of period (000s omitted)	$317,609	$376,203	$444,581	$702,570	$971,189

[1]	Calculated based upon average shares outstanding
[2]	Amount is less than $0.005.
[3]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.

46  |  Wells Fargo Ultra Short-Term Municipal Income Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended June 30
Class A2	2021	2020 [1]
Net asset value, beginning of period	$9.59	$9.58
Net investment income	0.04	0.01
Net realized and unrealized gains (losses) on investments	0.02	0.01
Total from investment operations	0.06	0.02
Distributions to shareholders from
Net investment income	(0.04)	(0.01)
Net asset value, end of period	$9.61	$9.59
Total return[2]	0.62%	0.18%
Ratios to average net assets (annualized)
Gross expenses	0.66%	0.65%
Net expenses	0.50%	0.50%
Net investment income	0.40%	0.88%
Supplemental data
Portfolio turnover rate	30%	55%
Net assets, end of period (000s omitted)	$42,354	$25

[1]	For the period from May 29, 2020 (commencement of class operations) to June 30, 2020
[2]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

Wells Fargo Ultra Short-Term Municipal Income Fund  |  47

Financial highlights
(For a share outstanding throughout each period)
	Year ended June 30
Class C	2021	2020	2019	2018	2017
Net asset value, beginning of period	$9.41	$9.43	$9.40	$9.40	$9.47
Net investment income (loss)	0.00 [1,2]	0.04 [1]	0.05 [1]	0.01 [1]	(0.02) [1]
Payment from affiliate	0.07	0.00	0.00	0.00	0.00
Net realized and unrealized gains (losses) on investments	0.00	(0.02)	0.03	0.00 [2]	(0.05)
Total from investment operations	0.07	0.02	0.08	0.01	(0.07)
Distributions to shareholders from
Net investment income	(0.00) [2]	(0.04)	(0.05)	(0.01)	(0.00) [2]
Net realized gains	0.00	0.00	0.00	0.00	(0.00) [2]
Total distributions to shareholders	(0.00) [2]	(0.04)	(0.05)	(0.01)	(0.00) [2]
Net asset value, end of period	$9.48	$9.41	$9.43	$9.40	$9.40
Total return[3]	0.76% [4]	0.26%	0.87%	0.16%	(0.73)%
Ratios to average net assets (annualized)
Gross expenses	1.41%	1.51%	1.52%	1.52%	1.50%
Net expenses	0.92% [5]	1.41%	1.42%	1.42%	1.42%
Net investment income (loss)	0.02%	0.47%	0.54%	0.11%	(0.18)%
Supplemental data
Portfolio turnover rate	30%	55%	55%	50%	56%
Net assets, end of period (000s omitted)	$1,659	$2,925	$10,135	$17,154	$23,650

[1]	Calculated based upon average shares outstanding
[2]	Amount is less than $0.005.
[3]	Total return calculations do not include any sales charges.
[4]	During the year ended June 30, 2021, the Fund received a payment from an affiliate that had an impact of 0.73% on total return. See Note 4 in the Notes to Financial Statements for additional information.
[5]	During the year ended June 30, 2021, class-level expenses were voluntarily waived by the investment manager. Without this voluntary waiver, the net expense ratio would have been 0.33% higher.
The accompanying notes are an integral part of these financial statements.

48  |  Wells Fargo Ultra Short-Term Municipal Income Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended June 30
Class R6	2021	2020	2019 [1]
Net asset value, beginning of period	$9.59	$9.60	$9.58
Net investment income	0.07	0.15	0.15 [2]
Net realized and unrealized gains (losses) on investments	0.02	(0.01)	0.02
Total from investment operations	0.09	0.14	0.17
Distributions to shareholders from
Net investment income	(0.07)	(0.15)	(0.15)
Net asset value, end of period	$9.61	$9.59	$9.60
Total return[3]	0.92%	1.47%	1.76%
Ratios to average net assets (annualized)
Gross expenses	0.28%	0.38%	0.39%
Net expenses	0.20%	0.31%	0.32%
Net investment income	0.71%	1.54%	1.73%
Supplemental data
Portfolio turnover rate	30%	55%	55%
Net assets, end of period (000s omitted)	$1,032,413	$822,986	$770,634

[1]	For the period from July 31, 2018 (commencement of class operations) to June 30, 2019
[2]	Calculated based upon average shares outstanding
[3]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

Wells Fargo Ultra Short-Term Municipal Income Fund  |  49

Financial highlights
(For a share outstanding throughout each period)
	Year ended June 30
Administrator Class	2021	2020	2019	2018	2017
Net asset value, beginning of period	$9.59	$9.60	$9.57	$9.57	$9.63
Net investment income	0.04	0.12 [1]	0.13 [1]	0.08 [1]	0.06
Net realized and unrealized gains (losses) on investments	0.02	(0.01)	0.03	0.01	(0.06)
Total from investment operations	0.06	0.11	0.16	0.09	0.00
Distributions to shareholders from
Net investment income	(0.04)	(0.12)	(0.13)	(0.09)	(0.06)
Net realized gains	0.00	0.00	0.00	0.00	(0.00) [2]
Total distributions to shareholders	(0.04)	(0.12)	(0.13)	(0.09)	(0.06)
Net asset value, end of period	$9.61	$9.59	$9.60	$9.57	$9.57
Total return	0.62%	1.19%	1.70%	0.95%	0.03%
Ratios to average net assets (annualized)
Gross expenses	0.60%	0.70%	0.70%	0.70%	0.70%
Net expenses	0.50%	0.59%	0.60%	0.60%	0.60%
Net investment income	0.42%	1.28%	1.34%	0.82%	0.69%
Supplemental data
Portfolio turnover rate	30%	55%	55%	50%	56%
Net assets, end of period (000s omitted)	$15,157	$18,243	$25,649	$53,746	$1,946,987

[1]	Calculated based upon average shares outstanding
[2]	Amount is less than $0.005.
The accompanying notes are an integral part of these financial statements.

50  |  Wells Fargo Ultra Short-Term Municipal Income Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended June 30
Institutional Class	2021	2020	2019	2018	2017
Net asset value, beginning of period	$9.59	$9.60	$9.57	$9.58	$9.63
Net investment income	0.06	0.14	0.15 [1]	0.11	0.08 [1]
Net realized and unrealized gains (losses) on investments	0.02	0.00	0.03	(0.01)	(0.05)
Total from investment operations	0.08	0.14	0.18	0.10	0.03
Distributions to shareholders from
Net investment income	(0.06)	(0.15)	(0.15)	(0.11)	(0.08)
Net realized gains	0.00	0.00	0.00	0.00	(0.00) [2]
Total distributions to shareholders	(0.06)	(0.15)	(0.15)	(0.11)	(0.08)
Net asset value, end of period	$9.61	$9.59	$9.60	$9.57	$9.58
Total return	0.87%	1.42%	1.93%	1.07%	0.36%
Ratios to average net assets (annualized)
Gross expenses	0.33%	0.43%	0.44%	0.44%	0.42%
Net expenses	0.25%	0.36%	0.37%	0.37%	0.37%
Net investment income	0.66%	1.50%	1.56%	1.16%	0.86%
Supplemental data
Portfolio turnover rate	30%	55%	55%	50%	56%
Net assets, end of period (000s omitted)	$783,690	$685,081	$643,762	$2,141,197	$2,713,317

[1]	Calculated based upon average shares outstanding
[2]	Amount is less than $0.005.
The accompanying notes are an integral part of these financial statements.

Wells Fargo Ultra Short-Term Municipal Income Fund  |  51

Notes to financial statements
1. ORGANIZATION
Wells Fargo Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Ultra Short-Term Municipal Income Fund (the "Fund") which is a diversified series of the Trust.
On February 23, 2021, Wells Fargo & Company announced that it has entered into a definitive agreement to sell Wells Fargo Asset Management ("WFAM") to GTCR LLC and Reverence Capital Partners, L.P. WFAM is the trade name used by the asset management businesses of Wells Fargo & Company and includes Wells Fargo Funds Management, LLC, the investment manager to the Fund, Wells Capital Management, LLC and Wells Fargo Asset Management (International) Limited, both registered investment advisers providing sub-advisory services to certain funds, and Wells Fargo Funds Distributor, LLC, the Fund's principal underwriter. As part of the transaction, Wells Fargo & Company will own a 9.9% equity interest and will continue to serve as an important client and distribution partner.
Consummation of the transaction will result in the automatic termination of the Fund's investment management agreement and subadvisory agreement. The Fund's Board of Trustees approved a new investment management and new subadvisory agreement and approved submitting the agreements to the Fund’s shareholders for approval at a special meeting of shareholders expected to be held on August 16, 2021. Shareholders of record of the Fund at the close of business on May 28, 2021 are entitled to vote at the meeting. If shareholders approve the new agreements, they would take effect upon the closing of the transaction. The transaction is expected to close in the second half of 2021, subject to customary closing conditions.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Investments in registered open-end investment companies are valued at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC ("Funds Management"). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.
When-issued transactions
The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund's commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

52  |  Wells Fargo Ultra Short-Term Municipal Income Fund

Notes to financial statements
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.
Distributions to shareholders
Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable and tax-exempt income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of June 30, 2021, the aggregate cost of all investments for federal income tax purposes was $2,231,368,437 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$9,340,771
Gross unrealized losses	(282,979)
Net unrealized gains	$9,057,792
As of June 30, 2021, the Fund had capital loss carryforwards which consisted of $3,075,062 in short-term capital losses and $23,770,281 in long-term capital losses.
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Wells Fargo Ultra Short-Term Municipal Income Fund  |  53

Notes to financial statements
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of June 30, 2021:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Closed end municipal bond fund obligations	$ 0	$ 50,200,000	$0	$ 50,200,000
Municipal obligations	0	2,167,251,563	0	2,167,251,563
Short-term investments
Investment companies	22,974,666	0	0	22,974,666
Total assets	$22,974,666	$2,217,451,563	$0	$2,240,426,229
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended June 30, 2021, the Fund did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Management fee
Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company ("Wells Fargo"), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $1 billion	0.250%
Next $4 billion	0.225
Next $5 billion	0.190
Over $10 billion	0.180
For the year ended June 30, 2021, the management fee was equivalent to an annual rate of 0.24% of the Fund’s average daily net assets.
Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management, LLC, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.15% and declining to 0.05% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

54  |  Wells Fargo Ultra Short-Term Municipal Income Fund

Notes to financial statements
Class-level administration fee
Class A	0.16%
Class A2	0.16
Class C	0.16
Class R6	0.03
Administrator Class	0.10
Institutional Class	0.08
Waivers and/or expense reimbursements
Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management will waive fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has contractually committed through October 31, 2021 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. In addition to the contractual waivers and/or reimbursements, Funds Management also voluntarily waived certain class-level expenses during the year ended June 30, 2021 . These voluntary class-level waivers may be discontinued at any time. The contractual expense caps are as follows:
Expense ratio caps
Class A	0.50%
Class A2	0.50
Class C	1.25
Class R6	0.20
Administrator Class	0.50
Institutional Class	0.25
Distribution fee
The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC ("Funds Distributor"), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.
In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended June 30, 2021, Funds Distributor received $1,273 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended June 30, 2021.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class A2, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund had $510,466,810, $671,840,000 and $0 in interfund purchases, sales and net realized gains (losses), respectively, during the year ended June 30, 2021.

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Notes to financial statements
Other transactions
On August 14, 2020, Class C of the Fund was reimbursed by Funds Management in the amount of $12,001. The reimbursement was made in connection with resolving certain fee reimbursements.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended June 30, 2021 were $1,180,679,280 and $480,110,953, respectively.
6. BANK BORROWINGS
The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight bank funding rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.
For the year ended June 30, 2021, there were no borrowings by the Fund under the agreement.
7. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid was $14,154,755 and $25,311,924 of tax-exempt income for the years ended June 30, 2021 and June 30, 2020, respectively.
As of June 30, 2021, the components of distributable earnings on a tax basis were as follows:
Unrealized gains	Capital loss carryforward
$9,057,792	$(26,845,343)
8. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
9. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.
10. SUBSEQUENT EVENTS
Wells Fargo Asset Management ("WFAM") announced that it will be changing its company name to Allspring Global Investments upon the closing of the previously announced sale transaction of WFAM by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. The new corporate name is expected to go into effect on the closing date of the transaction, which is anticipated to occur in the second half of 2021, subject to customary closing conditions.
At a meeting held July 15, 2021, the Board of Trustees of the Wells Fargo Funds approved a change in the Fund's name to remove “Wells Fargo” from the Fund's name and replace with “Allspring”. The change is expected to go into effect on October 11, 2021.

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Notes to financial statements
Following the closing of the transaction, Wells Fargo Funds Management, LLC, the Fund's investment manager, Wells Capital Management, LLC and Wells Fargo Asset Management (International) Limited, each subadvisers to certain funds, and Wells Fargo Funds Distributor, LLC, the Fund's principal underwriter, will each be rebranded as Allspring.
At a special meeting of shareholders held on August 16, 2021, shareholders of the Fund approved a new investment management and a new subadvisory agreement that will be effective at the closing of the sale transaction.

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Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Wells Fargo Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Wells Fargo Ultra Short-Term Municipal Income Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of June 30, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of June 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of June 30, 2021, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however, we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.
Boston, Massachusetts
August 25, 2021

58  |  Wells Fargo Ultra Short-Term Municipal Income Fund

Other information (unaudited)
TAX INFORMATION
Pursuant to Section 852 of the Internal Revenue Code, 100% of distributions paid from net investment income is designated as exempt-interest dividends for the fiscal year ended June 30, 2021.
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

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Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 139 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

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Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

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Other information (unaudited)
Officers
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC and Chief Legal Counsel of Wells Fargo Asset Management since 2018. Deputy General Counsel of Wells Fargo Bank, N.A. since 2020 and Assistant General Counsel of Wells Fargo Bank, N.A. from 2018 to 2020. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.
Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

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Board considerations (unaudited)
BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:
Board Considerations – Current Agreements
Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at a Board meeting held on May 17-19, 2021 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Ultra Short-Term Municipal Income Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”
The Board noted that Wells Fargo & Company recently announced that it had entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”), which includes Funds Management and the Sub-Adviser, to GTCR LLC and Reverence Capital Partners, L.P. and/or their affiliates (the “Transaction”). The Board further noted that the Transaction would result in a change-of-control of Funds Management and the Sub-Adviser, which would be considered to be an assignment that would result in the termination of the Advisory Agreements. In light of the Transaction, the Board separately considered for approval a new investment management agreement with Funds Management and a new sub-advisory agreement with the Sub-Adviser (the “New Agreements”) that would replace the Advisory Agreements upon consummation of the Transaction, subject to approval of the New Agreements by the Fund’s shareholders. The Board also considered for approval interim agreements to go into effect in the event shareholders do not approve the New Agreements before the Transaction is completed. The interim agreements would allow the Manager and the Sub-Adviser to continue providing services to the Fund while the Fund continues to seek shareholder approval of the New Agreements. The Board noted that the terms of the interim agreements would be identical to those of the current Advisory Agreements, except for the term and certain escrow provisions.
At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at Board meetings held in April and May 2021, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2021. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent and quality of services
The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of WFAM, of which Funds Management and the Sub-Adviser are a part, and a summary of investments made in the business of WFAM. The Board also received a description of

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Board considerations (unaudited)
Funds Management’s and the Sub-Adviser’s business continuity plans, including a summary of the performance of such plans and any changes thereto during the COVID-19 pandemic, and of their approaches to data privacy and cybersecurity. The Board also received and reviewed information about Funds Management’s role as administrator of the Fund’s liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.
The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel.
The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates. The Board also considered information about retention and back-up arrangements that have been put into place with respect to key personnel of WFAM in connection with the anticipated Transaction, noting that WFAM provided assurances that the announcement and eventual culmination of the Transaction is not expected to result in any diminution in the nature or quality of services provided to the Fund.
Fund investment performance and expenses
The Board considered the investment performance results for the Fund over various time periods ended December 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrator Class) was lower than the average investment performance of the Universe for all periods under review. The Board also noted that the investment performance of the Fund was lower than its benchmark index, the Bloomberg Barclays 1 Year Muni Bond Index, for all periods under review.
The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and benchmark for the periods identified above. The Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions and market factors that affected the Fund’s investment performance.
The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups for all share classes.
The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.
Investment management and sub-advisory fee rates
The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.
Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than the sum of the average rates for the Fund’s expense Groups for all share classes.
The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed

64  |  Wells Fargo Ultra Short-Term Municipal Income Fund

Board considerations (unaudited)
by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.
The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.
Profitability
The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.
Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.
Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.
Economies of scale
The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
The Board concluded that Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.
Other benefits to Funds Management and the Sub-Adviser
The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.
The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.
Conclusion
At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term.

Wells Fargo Ultra Short-Term Municipal Income Fund  |  65

Board considerations (unaudited)
Board Considerations – New Agreements
Overview of the Board evaluation process
At a meeting held on May 17-19, 2021 (the “Board Meeting”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”, and the series identified below, the “Funds”) approved the continuation of each Fund’s current Investment Management Agreement (the “Current Investment Management Agreement”) and the current Sub-Advisory Agreements (the “Current Sub-Advisory Agreements”, and collectively, the “Current Agreements”).
Wells Fargo C&B Mid Cap Value Fund
Wells Fargo California Limited-Term Tax-Free Fund
Wells Fargo California Tax-Free Fund
Wells Fargo Classic Value Fund
Wells Fargo Common Stock Fund
Wells Fargo Disciplined Small Cap Fund
Wells Fargo Disciplined U.S. Core Fund
Wells Fargo Discovery Fund
Wells Fargo Diversified Equity Fund
Wells Fargo Endeavor Select Fund
Wells Fargo Enterprise Fund
Wells Fargo Fundamental Small Cap Growth Fund
Wells Fargo Growth Fund
Wells Fargo High Yield Municipal Bond Fund
Wells Fargo Intermediate Tax/AMT-Free Fund
Wells Fargo Large Cap Core Fund
Wells Fargo Large Cap Growth Fund
Wells Fargo Large Company Value Fund
Wells Fargo Minnesota Tax-Free Fund
Wells Fargo Municipal Bond Fund
Wells Fargo Omega Growth Fund
Wells Fargo Opportunity Fund
Wells Fargo Pennsylvania Tax-Free Fund
Wells Fargo Premier Large Company Growth Fund
Wells Fargo Short-Term Municipal Bond Fund
Wells Fargo Small Cap Fund
Wells Fargo Special Mid Cap Value Fund
Wells Fargo Special Small Cap Value Fund
Wells Fargo Strategic Municipal Bond Fund
Wells Fargo Ultra Short-Term Municipal Income Fund
Wells Fargo Wisconsin Tax-Free Fund
Each Trustee on the Board is not an “interested person” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Funds (collectively, the “Independent Trustees”). The process followed by the Board in considering and approving the continuation of the Current Agreements is referred to herein as the “2021 Annual Approval Process.”
As noted above, the closing of the sale of Wells Fargo Asset Management (“WFAM”) to a holding company (“NewCo”) affiliated with private funds of GTCR LLC (“GTCR”) and of Reverence Capital Partners, L.P. (“Reverence Capital”, and such transaction, the “Transaction”) will result in a change of control of Wells Fargo Funds Management LLC (“Funds Management”) and Wells Capital Management Incorporated (“Wells Capital”, and together with Funds Management, the “Advisers”), which will be considered to be an “assignment” of each Fund’s Current Agreements under the 1940 Act that will result in the automatic termination of each Fund’s Current Agreements. In light of the expected termination of each Fund’s Current Agreements upon the closing, at the Board Meeting the Board also considered and approved the New Agreements, which are: (i) a new Investment Management Agreement (the “New Investment Management Agreement”) between the Trust, on behalf of each Fund, and Funds Management; (ii) a new Sub-Advisory Agreement (the “New Wells Capital Sub-Advisory Agreement”) among the Trust, Funds Management and Wells Capital with respect to each Fund other than C& B Mid Cap Value Fund and Diversified Equity Fund; and (iii) a new Sub-Advisory Agreement (the “New C&B Sub-Advisory Agreement”, and collectively, the “New Agreements”) among the Trust, with respect to the C&B Mid Cap Value Fund, Funds Management and Cooke & Bieler, L.P. (“C&B”, and together with Wells Capital, the “Sub-Advisers”), each of which is intended to go into effect upon the closing. The process followed by the Board in reviewing and approving the New Agreements is referred to herein as the “New Agreement Approval Process.”

66  |  Wells Fargo Ultra Short-Term Municipal Income Fund

Board considerations (unaudited)
At a series of meetings held in April and May 2021 (collectively, “April and May 2021 Meetings”) and at the Board Meeting, the Trustees conferred extensively among themselves and with senior representatives of Funds Management, GTCR and Reverence Capital about the New Agreements and related matters. The Board reviewed and discussed information furnished by Funds Management, GTCR and Reverence Capital that the Board considered reasonably necessary to evaluate the terms of the New Agreements and the services to be provided. At these meetings, senior representatives from Funds Management, GTCR and Reverence Capital made presentations to, and responded to questions from, the Board.
In providing information to the Board in connection with the 2021 annual approval process (the “2021 Annual Approval Process”) and the New Agreement Approval Process, Funds Management, GTCR and Reverence Capital (as applicable) were guided by requests for information submitted by independent legal counsel on behalf of the Independent Trustees. In considering and approving the New Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed herein. The Board considered not only the specific information presented in connection with the April and May 2021 Meetings as well as the Board Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Advisers about various topics. In this regard, the Board reviews reports of Funds Management at each of its regular Board meetings, which includes, among other things, portfolio reviews and investment performance reports. In addition, the Board confers with portfolio managers at various times throughout the year. The Board was assisted in its evaluation of the New Agreements by independent legal counsel, from whom the Independent Trustees received separate legal advice and with whom the Independent Trustees met separately. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
Among other information considered by the Board in connection with the Transaction was:
■	Information regarding the Transaction: information about the structure, financing sources and material terms and conditions of the Transaction, including the expected impact on the businesses conducted by the Advisers and by Wells Fargo Funds Distributor LLC, as the distributor of Fund shares.
■	Information regarding NewCo, GTCR and Reverence Capital: (i) information about NewCo, including information about its expected financial condition and access to capital, and senior leadership team; (ii) the experience of senior management at GTCR and Reverence Capital in acquiring portfolio companies; (iii) the plan to operationalize NewCo, including the transition of necessary infrastructure services through a transition services agreement with Wells Fargo under which Wells Fargo will continue to provide NewCo with certain services for a specified period of time after the closing; and (iv) information regarding regulatory matters, compliance, and risk management functions at NewCo, including resources to be dedicated thereto.
■	Impact of the Transaction on WFAM and Service Providers: (i) information regarding any changes to personnel and/or other resources of the Advisers as a result of the Transaction, including assurances regarding comparable and competitive compensation arrangements to attract and retain highly qualified personnel; and (ii) information about the organizational and operating structure with respect to NewCo, the Advisers and the Funds.
■	Impact of the Transaction on the Funds and their Shareholders: (i) information regarding anticipated benefits to the Funds as a result of the Transaction; (ii) a commitment that the Funds would not bear any expenses, directly or indirectly, in connection with the Transaction; (iii) confirmation that the Advisers intend to continue to manage the Funds in a manner consistent with each Fund’s current investment objectives and principal investments strategies; and (iv) a commitment that neither NewCo nor WFAM will take any steps that would impose any “unfair burden” (as that term is used in section 15(f)(1)(B) of the 1940 Act) on the Funds as a result of the Transaction.
With respect to the New Agreements, the Board considered: (i) a representation that, after the closing, all of the Funds will continue to be managed and advised by their current Advisers and for C&B Mid Cap Value Fund, C&B, and that the same portfolio managers of the Sub-Advisers are expected to continue to manage the Funds after the Transaction; (ii) information regarding the terms of the New Agreements, including changes as compared to the Current Agreements; (iii) information confirming that the fee rates payable under the New Agreements will not increase as a result of the Transaction as compared to the rates under the Current Agreements; and (iv) assurances that the Transaction is not expected to cause any diminution with respect to the nature, extent and quality of any of the services currently provided to the Funds by the Advisers as a result of the Transaction.
In addition to considering information furnished specifically to evaluate the impact of the Transaction on the Funds and their respective shareholders in connection with the New Agreement Approval Process, the Board considered information furnished at prior meetings of the Board and its committees, including detailed information provided in connection with the 2021 Annual Approval Process. In this regard, in connection with the 2021 Annual Approval Process, the Board received information about complex-wide and individual Fund performance, fees and expenses, including: (i) a report from an independent data provider comparing the investment performance of each Fund to the investment performance of comparable funds and benchmark indices, over various time periods; (ii) a report from an independent data provider comparing each Fund’s total expense ratio (and

Wells Fargo Ultra Short-Term Municipal Income Fund  |  67

Board considerations (unaudited)
its components) to those of comparable funds; (iii) comparative information concerning the fees charged and services provided by Funds Management and the Sub-Advisers to each Fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts), if any, that employ investment strategies and techniques similar to those used in managing such Fund(s); and (iv) profitability analyses of Funds Management, as well as the profitability of both WFAM and Wells Fargo from providing services to the fund family as a whole.
After its deliberations, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Advisers under the New Agreements is reasonable, approved the New Agreements for a two-year term, and voted to recommend that Fund shareholders approve the New Agreements. The Board considered the approval of the New Agreements as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent and quality of services
In connection with the 2021 Annual Approval Process, the Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Advisers under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Current Management Agreement, as well as, among other things, a summary of the background and experience of senior management of WFAM, of which Funds Management and Wells Capital are a part, and a summary of investments made in the business of WFAM. The Board also received a description of Funds Management’s and the Sub-Advisers’ business continuity plans, including a summary of the performance of such plans and any changes thereto during the COVID-19 pandemic, and of their approaches to data privacy and cybersecurity. The Board also received and reviewed information about Funds Management’s role as administrator of the Funds’ liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.
In connection with the 2021 Annual Approval Process, the Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds. The Board evaluated the ability of Funds Management and the Sub-Advisers to attract and retain qualified investment professionals, including research, advisory and supervisory personnel.
In connection with the 2021 Annual Approval Process, the Board further considered the compliance programs and compliance records of Funds Management and the Sub-Advisers. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.
In connection with the New Agreement Approval Process, the Board considered, among other information, the structure of the Transaction and expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of Funds Management and the Sub-Advisers. The Board received assurances from Funds Management that each Fund will continue to be advised by its current Sub-Adviser after the closing, and that the same individual portfolio managers are expected to continue to manage the Funds after the closing. With respect to the recruitment and retention of key personnel, the Board noted information from GTCR, Reverence Capital and the Advisers regarding the potential benefits for employees of joining NewCo. The Board recognized that the personnel who had been extended offers may not accept such offers and personnel changes may occur in the future in the ordinary course.
In addition, the Board considered information regarding the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Funds, including the provision of administrative services, and the anticipated impact of the Transaction on such matters. The Board also considered the business-related and other risks to which the Advisers may be subject in managing the Funds and in connection with the Transaction. The Board also considered the transition and integration plans as a result of the change in ownership of the Advisers from Wells Fargo to NewCo. The Board considered the resources and infrastructure that NewCo intends to devote to its compliance program to ensure compliance with applicable laws and regulations, as well as its risk management program and cybersecurity program. The Board also took into account assurances received from the Advisers, GTCR and Reverence Capital that the Transaction is not expected to cause any diminution in the nature, extent and quality of services provided by Funds Management and the Sub-Advisers to the Funds and their shareholders.
Fund investment performance and expenses
In connection with the 2021 Annual Approval Process, the Board considered the investment performance results for each Fund over various time periods ended December 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to each Fund (the “Universe”), and in comparison to each Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the

68  |  Wells Fargo Ultra Short-Term Municipal Income Fund

Board considerations (unaudited)
mutual funds in the performance Universe. Where applicable, the Board received information concerning, and discussed factors contributing to, underperformance of Funds relative to the Universe and benchmark for any underperformance periods.
In connection with the 2021 Annual Approval Process, the Board also received and considered information regarding each Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year.
In connection with the New Agreement Approval Process, the Board received a commitment that WFAM will maintain fee and expense commitments for at least two years after the closing. The Board took into account each Fund’s investment performance and expense information among the factors considered in deciding to approve the New Agreements.
Investment management and sub-advisory fee rates
In connection with the 2021 Annual Approval Process, the Board reviewed and considered the contractual fee rates payable by each Fund to Funds Management under the Current Management Agreement, as well as the contractual fee rates payable by each Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to each of the Sub-Advisers under the Current Sub-Advisory Agreements for investment sub-advisory services (the “Sub-Advisory Fee Rates”).
Among other information reviewed by the Board in connection with the 2021 Annual Approval Process, was a comparison of each Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups.
In connection with the 2021 Annual Approval Process, the Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the Sub-Advisory Fee Rates. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Advisers, and about Funds Management’s on-going oversight services. With respect to C&B, the Board also considered this amount in comparison to the median amount retained by advisers to funds in a sub-advised expense universe that was determined by Broadridge to be similar to the Specialized Technology Fund. In this regard, the Board noted the small size of the sub-advised expense universe. The Board also considered that the sub-advisory fees paid to C&B had been negotiated by Funds Management on an arm’s length basis. Given the affiliation between Funds Management and Wells Capital, the Board ascribed limited relevance to the allocation of fees between them.
In connection with the 2021 Annual Approval Process, the Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Advisers to other types of clients, if any, with investment strategies similar to those of each Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.
In connection with the New Agreement Approval Process, the Board noted the assurances received by it that there would be no increases to any of the Management Rates or the Sub-Advisory Fee Rates as a result of the Transaction. The Board also considered that the New Agreements do not change the computation method for calculating such fees, and there is no present intention to reduce expense waiver and reimbursement arrangements that are currently in effect. Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the New Management Agreement and to each of the Sub-Advisers under the New Sub-Advisory Agreements was reasonable.
Profitability
In connection with the 2021 Annual Approval Process, the Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo from providing services to the fund family as a whole. The Board noted that Wells Capital’s profitability information with respect to providing services to each Fund Wells Capital

Wells Fargo Ultra Short-Term Municipal Income Fund  |  69

Board considerations (unaudited)
sub-advises and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis. The Board did not consider profitability with respect to C&B, as the sub-advisory fees paid to C&B had been negotiated by Funds Management on an arm’s-length basis.
Funds Management reported on the methodologies and estimates used in calculating profitability in connection with the 2021 Annual Approval Process, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.
In connection with the New Agreement Approval Process, the Board received certain information about NewCo’s projected financial condition, and reviewed with senior representatives of Funds Management, GTCR and Reverence Capital the underlying assumptions on which such information was based. The Board considered that NewCo is a newly formed entity, with no historical operations, revenues or expenses, and that it is difficult to predict with any degree of certainty the future profitability of NewCo and the Advisers from advisory activities under the New Agreements. The Board considered that the fee rates payable under the New Agreements will not increase as a result of the Transaction as compared to the rates under the Current Agreements, and that the current contractual expense limitations applicable to each Fund will not increase. The Board noted that if the New Agreements are approved by shareholders and the Transaction closes, the Board will have the opportunity in the future to review the profitability of NewCo and the Advisers from advisory activities under the New Agreements.
Economies of scale
In connection with the 2021 Annual Approval Process, the Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Funds, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted the existence of breakpoints in each Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that, in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
In connection with the New Agreement Approval Process, the Board noted that NewCo and the Advisers may benefit from possible growth of the Funds resulting from enhanced distribution capabilities. However, the Board noted that other factors could also affect the potential for economies of scale, and that it was not possible to quantify any potential future economies of scale. Based upon the information furnished to the Board in connection with the 2021 Annual Approval Process and the New Agreement Approval Process, the Board concluded that Funds Management’s arrangements with respect to each Fund, including contractual breakpoints and expense limitation arrangements, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.
“Fall-out” benefits to Funds Management and the Sub-Advisers
In connection with the 2021 Annual Approval Process, the Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including Wells Capital, and C&B as a result of their relationships with the Funds. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Funds and benefits potentially derived from an increase in Funds Management’s and the Sub-Advisers’ business as a result of their relationships with the Funds. The Board noted that various current affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.
In connection with the 2021 Annual Approval Process, the Board also reviewed information about soft dollar credits earned and utilized by the Sub-Advisers, fees earned by Funds Management and Wells Capital from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker of Wells Fargo from portfolio transactions.
In connection with the New Agreement Approval Process, the Board received information to the effect that the Transaction is not expected to have a material impact on the fall-out benefits currently realized by Funds Management and its affiliates, including Wells Capital, and C&B. The information reviewed by the Board also noted that several of the ancillary benefits identified for WFAM would be potential ancillary benefits for NewCo, including that the scale and reputation of the Funds might benefit NewCo’s broader reputation, product initiatives, technology investment and talent acquisition. Based on its consideration of the

70  |  Wells Fargo Ultra Short-Term Municipal Income Fund

Board considerations (unaudited)
factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits expected to be received by Funds Management and its affiliates, including NewCo and Wells Capital, and C&B under the New Agreements were unreasonable.
Conclusion
At the Board Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Funds Management and to each of the Sub-Advisers under the New Agreements is reasonable, approved the New Agreements for a two-year term, and voted to recommend that Fund shareholders approve the New Agreements.

Wells Fargo Ultra Short-Term Municipal Income Fund  |  71

Board considerations (unaudited)
Board Considerations - Interim Agreements
At a meeting held on May 17-19, 2021 (the “Board Meeting”), the Boards of Trustees (each, a “Board”, and collectively, the “Boards”) of Wells Fargo Funds Trust, Wells Fargo Master Trust, Wells Fargo Variable Trust, Wells Fargo Global Dividend Opportunity Fund, Wells Fargo Income Opportunities Fund, Wells Fargo Multi-Sector Income Fund and Wells Fargo Utilities and High Income Fund (each a “Trust”, and the series thereof, a “Fund”) reviewed and approved for the Trusts and Funds, as applicable: (i) interim investment management agreements (the “Interim Management Agreements”) with Wells Fargo Funds Management, LLC (“Funds Management”); (ii) interim investment advisory agreements (the “Interim Advisory Agreements”) with Funds Management; and (iii) interim sub-advisory agreements (the “Interim Sub-Advisory Agreements”) with each of Cooke & Bieler, L.P., Galliard Capital Management, LLC (“Galliard”), Peregrine Capital Management Inc., Wells Capital Management, LLC (“WellsCap”), and Wells Fargo Asset Management (International) Limited (“WFAMI”, and collectively, the “Sub-Advisers”). Each Trustee on the Board is not an “interested person” (as defined in the Investment Company Act of 1940 (the “1940 Act”) of the Funds (collectively, the “Independent Trustees”). The Interim Management Agreements, Interim Advisory Agreements, and Interim Sub-Advisory Agreements are collectively referred to as the “Interim Advisory Agreements.”
At the Board Meeting, the Boards reviewed and approved the continuation of existing investment management, advisory and sub-advisory agreements (the “Current Advisory Agreements”) for each Trust and Fund, as applicable. The factors considered and conclusions reached by the Boards in approving the Current Advisory Agreements are summarized in the section entitled “Board Considerations – Current Agreements” of this shareholder report. The Boards noted that Wells Fargo & Company has entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”), which includes Funds Management, Galliard, WellsCap and WFAMI (the “Affiliated Sub-Advisers”), to a holding company affiliated with private funds of GTCR LLC and Reverence Capital Partners, L.P. (the “Transaction”). The Boards further noted that the Transaction would result in a change-of-control of Funds Management and the Affiliated Sub-Advisers, which would be considered to be an “assignment” under the 1940 Act that would terminate the Current Advisory Agreements. At the Board Meeting, the Boards also reviewed and approved new investment management, advisory and sub-advisory agreements (the “New Advisory Agreements”) for each Trust and Fund, as applicable, that would replace the Current Advisory Agreements upon consummation of the Transaction, subject to approval of the New Advisory Agreements by the applicable Trust’s or Fund’s shareholders. The factors considered and conclusions reached by the Boards in approving the New Advisory Agreements are summarized in the section entitled “Board Considerations – New Agreements” of this shareholder report.
At the Board Meeting, the Boards also approved the Interim Advisory Agreements, which will go into effect for a Trust or Fund only in the event that shareholders of such Trust or Fund do not approve the New Advisory Agreement(s) for the Trust or Fund by the closing date of the Transaction, when the Current Advisory Agreements will terminate. The Board noted that, in such a circumstance, the Interim Advisory Agreements will permit continuity of management by allowing Funds Management and the Sub-Advisers to continue providing services to the Trust or Fund pursuant to the Interim Advisory Agreements while the Trust or Fund continues to solicit shareholder approval of such New Advisory Agreement(s). The Boards noted that the terms of the Interim Advisory Agreements are identical to those of the Current Advisory Agreements, except for the term and the addition of escrow provisions with respect to the advisory fees. The Boards also noted that the entities that would service the Funds and Trusts under the Interim Advisory Agreements are identical to those that provide services under the Current Advisory Agreements and those that will provide services under the New Advisory Agreements.
In approving the Interim Advisory Agreements, the Boards considered the same factors and reached the same conclusions as they considered and reached with respect to the Boards’ approvals of the Current Advisory Agreements and New Advisory Agreements, as applicable, which are described in separate Board Consideration sections within this shareholder report. Prior to the Board Meeting, including at a series of meetings held in April and May 2021, the Trustees conferred extensively among themselves and with senior representatives of Funds Management, GTCR LLC and Reverence Capital Partners, L.P. about the Interim Advisory Agreements and related matters. The Independent Trustees were assisted in their evaluation of the Interim Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
At the Board Meeting, after considering the factors and reaching the conclusions described in the separate Board Consideration sections within this shareholder report, the Boards unanimously determined that the compensation payable to Funds Management and to each Sub-Adviser under each of the Interim Advisory Agreements was reasonable, and approved the Interim Advisory Agreements.

72  |  Wells Fargo Ultra Short-Term Municipal Income Fund

For more information
More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Wells Fargo Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: wfam.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-866-765-0778
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund's website at wfam.com. Read the prospectus carefully before you invest or send money.
Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management, LLC and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE
© 2021 Wells Fargo & Company. All rights reserved.
PAR-0721-00686 08-21
A258/AR258 06-21

Annual Report
June 30, 2021
Wells Fargo
Wisconsin Tax-Free Fund

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The views expressed and any forward-looking statements are as of June 30, 2021, unless otherwise noted, and are those of the Fund's portfolio managers and/or Wells Fargo Asset Management. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.
 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE

Wells Fargo Wisconsin Tax-Free Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Wells Fargo Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Wells Fargo Wisconsin Tax-Free Fund for the 12-month period that ended June 30, 2021. Despite the continued challenges presented by the spread of COVID-19 cases and the business restrictions implemented throughout much of the world, global stocks showed robust returns, supported by global stimulus programs, a rapid vaccination rollout, and recovering consumer and corporate sentiment. Bond markets mostly produced positive returns, as investors searched for yield and diversification during difficult market stretches.
For the 12-month period, equities had robust returns, as policymakers continued to fight the effects of COVID-19. Emerging market stocks led both non-U.S. developed market equities and U.S. stocks. Gains by fixed-income securities were varied, though mostly positive. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 40.79%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 35.72%, while the MSCI EM Index (Net),3 had stronger performance with a 40.90% gain. Among bond indexes, the Bloomberg Barclays U.S. Aggregate Bond Index,4 returned -0.33%, the Bloomberg Barclays Global Aggregate ex-USD Index (unhedged),5 gained 4.60%, the Bloomberg Barclays Municipal Bond Index,6 returned 4.17%, and the ICE BofA U.S. High Yield Index,7 returned 15.62%.
Efforts to contain COVID-19 drove market performance.
July was broadly positive for equities and fixed income. However, economic data and a resurgence of COVID-19 cases underscored the urgent need to regain control of the pandemic. Second-quarter gross domestic product (GDP) shrank from the previous quarter by 9.5% and 12.1% in the U.S. and the eurozone, respectively. In contrast, China’s second-quarter GDP grew 3.2% year over year. The U.S. economy added 1.8 million jobs in July, but a double-digit jobless rate persisted.
The stock market continued to rally in August despite concerns over rising numbers of U.S. and European COVID-19 cases as well as the expiration of the $600 weekly bonus unemployment benefit in July. Relatively strong second-quarter earnings boosted investor sentiment along with the U.S. Federal Reserve (Fed) Board’s announcement of a monetary policy shift expected to support longer-term low interest rates. U.S. manufacturing and services activity indexes beat expectations while the U.S. housing market maintained strength. In Europe, retail sales expanded and consumer confidence was steady. China’s economy continued to expand.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Barclays Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2021. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Wisconsin Tax-Free Fund

Letter to shareholders (unaudited)
Stocks grew more volatile in September on mixed economic data. U.S. economic activity continued to grow. However, U.S. unemployment remained elevated at 7.9% in September. With the U.S. Congress delaying further fiscal relief and uncertainties surrounding a possible vaccine, doubts crept back into the financial markets. In the U.K., a lack of progress in Brexit talks weighed on markets. China’s economy picked up steam, fueled by increased global demand.
In October, capital markets stepped back from their six-month rally. Market volatility rose in advance of the U.S. election and amid a global increase in COVID-19 infections. Europe introduced tighter restrictions affecting economic activity. U.S. markets looked favorably at the prospect of Democratic control of the federal purse strings, which could lead to additional fiscal stimulus and a boost to economic activity. Meanwhile, China reported 4.9% third-quarter GDP growth.
Global stocks rallied in November, propelled by optimism over three promising COVID-19 vaccines. Reversing recent trends, value stocks outperformed growth stocks and cyclical stocks outpaced information technology (IT) stocks. However, U.S. unemployment remained elevated, with a net job loss of 10 million since February. The eurozone services Purchasing Managers' Index, a monthly survey of purchasing managers, contracted sharply while the region’s manufacturing activity grew. The U.S. election results added to the upbeat mood as investors anticipated more consistent policies in the new administration.
Financial markets ended the year with strength on high expectations for a rapid rollout of the COVID-19 vaccines, the successful passage of a $900 billion stimulus package, and rising expectations of additional economic support from a Democratic-led Congress. U.S. economic data were mixed with still-elevated unemployment and weak retail sales but growth in manufacturing output. In contrast, China’s economic expansion continued in both manufacturing and nonmanufacturing. U.S. COVID-19 infection rates continued to rise even as new state and local lockdown measures were implemented.
The year 2021 began with emerging market stocks leading all major asset classes in January, driven by China’s strong economic growth and a broad recovery in corporate earnings, which propelled China’s stock market higher. In the United States, positive news on vaccine trials and January expansion in both the manufacturing and services sectors was offset by a weak December monthly jobs report. This was compounded by technical factors as some hedge funds were forced to sell stocks to protect themselves against a well-publicized short squeeze coordinated by a group of retail investors. Eurozone sentiment and economic growth were particularly weak, reflecting the impact of a new lockdown with stricter social distancing along with a slow vaccine rollout.
February saw major domestic equity indexes driven higher on the hope of a new stimulus bill, improving COVID-19 vaccination numbers, and the gradual reopening of the economy. Most S&P 500 companies reported better-than-expected earnings, with positive surprises coming from the financials, IT, health care, and materials sectors. Japan saw its economy strengthen as a result of strong export numbers. Meanwhile, crude oil prices continued their climb, rising more than 25% for the year. Domestic government bonds experienced a sharp sell-off in late February as markets priced in a more robust economic recovery and higher future growth and inflation expectations.
The passage of the massive domestic stimulus bill highlighted March activity, leading to increased forecasts for U.S. growth in 2021. Domestic employment surged as COVID-19 vaccinations and an increasingly open economy spurred hiring. A majority of U.S. small companies reported they were operating at pre-pandemic capacity or higher. Value stocks continued its outperformance of growth stocks in the month, continuing the trend that started in late 2020. Meanwhile, most major developed global equity indexes were up month to date on the back of rising optimism regarding the outlook for global growth. While the U.S. and U.K. had been most successful in terms of the vaccine rollout, even in markets where the vaccine lagged, such as in the eurozone and Japan, equity indexes in many of those countries had also been in positive territory for the year.
“The passage of the massive domestic stimulus bill highlighted March activity, leading to increased forecasts for U.S. growth in 2021.”

Wells Fargo Wisconsin Tax-Free Fund  |  3

Letter to shareholders (unaudited)
Equity markets produced another strong showing in April. Domestically, the continued reopening of the economy had a strong impact on positive equity performance, as people started leaving their households and jobless claims continued to fall. Domestic corporate bonds performed well and the U.S. dollar weakened. Meanwhile, the U.S. government continued to seek to invest in the recovery, this time by outlining a package of over $2 trillion to improve infrastructure. The primary headwind in April was inflation, as investors tried to determine the breadth and longevity of recent price increases. Developed Europe has been supported by a meaningful increase in the pace of vaccinations. Unfortunately many emerging market countries have not been as successful. India in particular has seen COVID-19 cases surge, serving as an example of the need to get vaccinations rolled out to less developed nations.
Vaccine rollouts continued in May, leading to loosened restrictions globally. As a result, equity markets in general saw a minor increase in returns. Concerns that the continued economic rebound could result in inflation increases becoming more than transitory were supported by the higher input costs businesses were experiencing. Meanwhile, those inflation concerns were tempered by the Fed, which stayed steady on its view of the economy and eased fears of a sudden and substantial policy change. Positive performance in the emerging market equity space was supported this month by steady consumer demand and strong commodity prices. Fixed-income markets were also slightly positive for the month, driven by inflation uncertainty and a softer U.S. dollar.
June witnessed the S&P 500 Index reach a new all-time high. 2021 economic growth and inflation forecasts were revised higher to reflect a strong economic recovery and some supply and demand imbalances. Late June saw a deal reached on a U.S. infrastructure package of approximately $1 trillion for road, bridge, and broadband network upgrades over the next eight years. The Fed’s June meeting yielded no change to policy, but its projections pointed to a possible interest rate rise in 2023. This, combined with a rebound in economic activity and investors searching for yield, led to U.S. Treasury yields being down for the month. Many European and Asian countries saw vaccination momentum increase, while the U.K. dealt with a rise in COVID-19 infections, specifically the Delta variant. Meanwhile, crude oil jumped over 10% in June on the back of the pickup in global economic activity and the Organization of the Petroleum Exporting Countries’ slow pace of supply growth.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Wells Fargo Funds
“ 2021 economic growth and inflation forecasts were revised higher to reflect a strong economic recovery and some supply and demand imbalances.”

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

4  |  Wells Fargo Wisconsin Tax-Free Fund

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Performance highlights (unaudited)
Investment objective	The Fund seeks current income exempt from federal income tax and Wisconsin individual income tax.
Manager	Wells Fargo Funds Management, LLC
Subadviser	Wells Capital Management, LLC
Portfolio managers	Bruce R. Johns, Kerry Laurin*, Thomas Stoeckmann

Average annual total returns (%) as of June 30, 2021
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (WWTFX)	3-31-2008	-1.25	1.68	2.83	3.37	2.63	3.30	0.95	0.70
Class C (WWTCX)	12-26-2002	1.58	1.86	2.52	2.58	1.86	2.52	1.70	1.45
Institutional Class (WWTIX)[3]	10-31-2016	–	–	–	3.54	2.80	3.38	0.62	0.52
Bloomberg Barclays Municipal Bond Index[4]	–	–	–	–	4.17	3.25	4.28	–	–
Bloomberg Barclays Wisconsin Municipal Bond Index[5]	–	–	–	–	3.23	2.90	3.86	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 4.50%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through October 31, 2021, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.70% for Class A, 1.45% for Class C, and 0.52% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Class A shares adjusted to reflect that the Institutional Class shares do not have a sales load but not adjusted to reflect the Institutional Class expenses. If these expenses had been included, returns for the Institutional Class shares would be higher.
[4]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[5]	The Bloomberg Barclays Wisconsin Municipal Bond Index is the Wisconsin component of the Bloomberg Barclays Municipal Bond Index. You cannot invest directly in an index.
Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to Wisconsin and Puerto Rico municipal securities risk, high-yield securities risk, and nondiversification risk. Consult the Fund’s prospectus for additional information on these and other risks. A portion of the Fund’s income may be subject to federal, state, and/or local income taxes or the Alternative Minimum Tax (AMT). Any capital gains distributions may be taxable.

*	Ms. Laurin became a portfolio manager of the Fund on September 1, 2020.

6  |  Wells Fargo Wisconsin Tax-Free Fund

Performance highlights (unaudited)
Growth of $10,000 investment as of June 30, 20211
[1]	The chart compares the performance of Class A shares for the most recent ten years with the Bloomberg Barclays Municipal Bond Index and Bloomberg Barclays Wisconsin Municipal Bond Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

Wells Fargo Wisconsin Tax-Free Fund  |  7

Performance highlights (unaudited)
MANAGER'S DISCUSSION
Fund highlights
■	The Fund (Class A, excluding sales charges) had mixed results versus its indexes. It outperformed the Bloomberg Barclays Wisconsin Municipal Bond Index and underperformed the broader national index, the Bloomberg Barclays Municipal Bond Index, for the 12 months that ended June 30, 2021.
■	Credit positioning added to performance as we were overweight lower-quality investment-grade bonds (A-rated and BBB-rated), and underweight higher-quality investment-grade bonds (AAA-rated and AA-rated). For the period, lower-quality investment grade bonds outperformed higher-quality investment-grade bonds. Our out-of-benchmark allocation to non-investment-grade bonds was also additive to performance.
■	The Fund's conservative short duration positioning detracted from performance, while yield-curve positioning was additive as both short and long rates rallied, which we were overweight, and the 4- to 10-year segment traded off slightly, which we were underweight. We were overweight the shortest bonds, which lagged the index, but our overweight to the longest bonds outperformed significantly.
■	Individual bond selection and sector allocation slightly detracted from performance. We were overweight prerefunded bonds, which also detracted from performance. The Fund's selectivity of bonds in the general obligation (GO) bond category and the transportation sector contributed to performance.
From shutdowns to stimulus and from vaccinations to reopening, the past 12 months were a time of transition.
The COVID-19 pandemic and the associated recovery efforts were the dominant market influences over the 12-month period. The pandemic in the U.S. deteriorated in the fall of 2020, with average daily confirmed cases of COVID-19 exceeding 250,000 late in the year. Hospitalizations and deaths from the virus also reached their highest points of the pandemic in the fall before it was announced that several promising vaccines would soon become available. The rollout of the vaccination effort continues, but as of the end of the second quarter of 2021, more than 50% of the U.S. population has received at least one dose of a vaccine. This brought new daily confirmed cases down to less than 12,000 by late June and has broadly allowed economies around the country to reopen and economic activity to accelerate.
The U.S. economy has also staged a significant recovery from the depths of the recession and the pandemic. Unemployment, which reached a multigenerational high level of over 14% in the spring of 2020, has fallen throughout the period to below 6%. The pace of the employment recovery has slowed materially in 2021, and the recovery has been uneven, upending employment progress made by several demographic groups over the past decade. Enhanced unemployment benefits, a portion of the massive fiscal stimulus injected into the economy over the past year, began to expire in many states near the end of the reporting period. Close attention will be paid to how employment progress evolves as these benefits expire. U.S. gross domestic product (GDP), after seeing the sharpest drop and largest increase on record in the post-war era in the second and third quarters of 2020, respectively, has continued to recover. The first-quarter 2021 reading came in at a very strong 6.4%. The increase in growth has led to expectations for higher
Credit quality as of June 30, 2021[1]
[1]	The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/ or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the Fund’s portfolio with the ratings depicted in the chart are calculated based on the market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of the three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.

8  |  Wells Fargo Wisconsin Tax-Free Fund

Performance highlights (unaudited)
inflation. The U.S. Federal Reserve (Fed) Board formally adopted a policy of allowing inflation to average 2% over "a period of time." Inflation readings in 2021 have risen, though Fed officials continue to suggest that they perceive this inflation as transitory. They see the supply-chain bottlenecks and employment market distortions brought on by the pandemic abating, which they believe will allow inflation to fall back toward their 2% target over the next few years.
U.S. Treasury yields rose throughout the period, with the yield on the 10-year Treasury ending the period 79 basis points (bps; 100 bps equal 1.00%) higher than it started. The impact of rising Treasury yields affected most sectors of fixed income in the first quarter of 2021, with corporate bonds seeing their worst start to a year since 1980. Municipal yields, by contrast, fell over the past 12-month period. The yield to worst for the Bloomberg Barclays Municipal Bond Index dropped nearly 50 bps since the end of June 2020. Inflows into municipal bond mutual funds and exchange-traded funds were positive for 57 out of the past 58 weeks, and flows through June 2021 alone would make this year the third-highest year of inflows for the asset class on record. This solid technical support has brought municipal-to-Treasury yield ratios to record lows and broadly lifted bond prices across the municipal bond market. Issuance for lower investment-grade-rated issues and high-yield municipal bond issues were met with significant demand, bringing yields down further. Fundamentals in the municipal market have been strongly supported by the huge amounts of fiscal stimulus injected into the economy by the federal government. More than $5 trillion in stimulus was approved and began being distributed during the period. Municipal bond issuers benefited from hundreds of billions of dollars in stimulus, which helped shore up fundamentals weakened by the pandemic and the recession.
Wisconsin offers municipal bond investing opportunities.
Wisconsin is the 21st-largest state by GDP and 20th by population and its state credit ratings are AA by Standard & Poor’s Financial Services LLC and Aa1 by Moody's Investors Service, Incorporated, both with stable outlooks. The state's largest employment sector is manufacturing. However, it has successfully diversified away from that exposure, mainly into the health care industry. Despite its significant exposure to the manufacturing industry, during the COVID-19 pandemic, the state has had a better employment situation than national levels, with unemployment currently at 3.9% compared with 5.9%, according to Bureau of Labor Statistics data. Also, the rate of COVID-19 cases in the state has been lower than in other areas of the country as the economy reopens. As a result, the state may see marginal economic improvement relative to other areas of the country depending on the continuing severity of COVID-19. Debt levels remain modestly elevated, although Wisconsin benefits from having a fully funded pension plan.
Effective maturity distribution as of June 30, 2021[1]
[1]	Figures represent the percentage of the Fund's long-term investments. These amounts are subject to change and may have changed since the date specified.
Credit quality and yield-curve positioning drove performance, and our conservative duration positioning, sector allocation, and security selection detracted from performance.
Credit quality drove performance over the year as non-investment-grade bonds contributed to performance and lower-quality investment-grade bonds outperformed higher-quality investment-grade bonds. The Fund was overweight lower-quality investment-grade bonds (A-rated and BBB-rated), which outperformed relative to higher-quality investment-grade bonds (AAA-rated and AA-rated), which detracted from performance. Our out-of-benchmark allocation to non-investment-grade bonds was additive to performance. Yield-curve positioning added to performance as we were overweight both the shortest bonds and the longest bonds, which were the better-performing parts of the yield curve. We were underweight intermediate-term bonds, the worst-performing part of the curve. These additive qualities helped the Fund (Class A, excluding sales charges) outperform the Bloomberg Barclays Wisconsin Municipal Bond Index, but the same share class underperformed the broader national Bloomberg Barclays Municipal Bond Index given the limited allocation this index has to double-tax-exempt bonds (Wisconsin bonds are only 1.2% of the national index). We purchased many state issuers over the year, including Wisconsin Center District Bonds (Fiserv Forum — Milwaukee Bucks); Ashwaubenon, Wisconsin, Community Development Authority lease bonds; and Wisconsin State Health and Educational Facilities Authority bonds for Milwaukee School of Engineering, Rogers Memorial Hospital, and Bellin Hospital. With the limited supply of double-tax-exempt bonds issued over the year, we found some opportunities in other states for strategic relative-value purchases. We purchased the state of

Wells Fargo Wisconsin Tax-Free Fund  |  9

Performance highlights (unaudited)
New Jersey General Obligation COVID-19 relief bonds and the Guam government privileges business tax bonds. The Fund was still short duration to its primary benchmark at the end of the period, which sets it up for the next macro rate move in interest rates in 2022. Individual security selection and sector allocation detracted from performance given the limited allocation that the national index has to Wisconsin. We were slightly underweight revenue bonds, which contributed to performance, and overweight prerefunded bonds, which detracted from performance. However, our security selection in prerefunded bonds was positive.
Market technicals are driving performance. We believe issue selection remains critical in state-specific funds.
We believe the U.S. economy will continue to rebound in the second half of 2021. The Fed continues its accommodative stance on interest rates to support employment increases and GDP growth. Wisconsin's economy is slightly trailing the national average, even with unemployment faring better than the national average with the COVID-19 disruptions. The economy will continue to reopen, with COVID-19-driving headlines replaced with employment gains and improvements to municipal credit quality and improved budgets. Stimulus funds received along with prudent debt issuance discipline in cash flow notes should stabilize many municipalities along with continued improvement in management. We expect the Fed to be on hold for the balance of 2021 and into the second half of 2022 to support the recovery of economic growth. Some municipalities may do well, while others may struggle. That is why we feel credit security selection and sector allocation will remain relevant. We expect to be overweight lower-quality investment-grade bonds. We believe investors are being compensated in adding to new investments in state funds in some of these areas. In our view, the long-term drivers of valuations will be supply and demand trends, absolute yield levels, the shape of the yield curve, and credit fundamentals as the COVID-19 pandemic abates. We will continue to be modestly short duration to set up the Fund for potential macro interest rate cycle increases in 2022. While we will continue our bias to overweighting lower-quality investment-grade bonds, it will be issuer-dependent based on our research process. We will add some higher-quality bonds in the AAA-rated and AA-rated areas as opportunities arise. We will monitor the economy to see how the recovery proceeds, with an eye on the technical market and fundamental credit quality to see if any changes are warranted in duration, yield-curve positioning, credit-quality allocations, or sector rotation over the next year.

10  |  Wells Fargo Wisconsin Tax-Free Fund

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from January 1, 2021 to June 30, 2021.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 1-1-2021	Ending account value 6-30-2021	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,009.92	$3.39	0.68%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.42	$3.41	0.68%
Class C
Actual	$1,000.00	$1,006.09	$7.21	1.45%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.60	$7.25	1.45%
Institutional Class
Actual	$1,000.00	$1,010.74	$2.59	0.52%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.22	$2.61	0.52%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Wells Fargo Wisconsin Tax-Free Fund  |  11

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Municipal obligations: 95.69%
Guam: 4.81%
Airport revenue: 1.97%
Guam International Airport Authority Series C (AGM Insured)	6.13%	10-1-2043	$1,500,000	$ 1,662,569
Guam Port Authority AMT Series A	5.00	7-1-2048	1,000,000	1,177,939
Guam Port Authority AMT Series B	5.00	7-1-2034	445,000	527,989
				3,368,497
Miscellaneous revenue: 0.85%
Guam Education Financing Foundation Refunding Bond Certificate of Participation Series 2016A ##	5.00	10-1-2022	1,400,000	1,456,400
Tax revenue: 1.43%
Guam Government Hotel Occupancy Tax Revenue Refunding Series A	5.00	11-1-2040	1,000,000	1,251,389
Guam Government Limited Obligation Bonds Section 30 Series A	5.00	12-1-2021	600,000	611,099
Guam Government Privilege Business Tax Revenue Refunding Bond Series F %%	4.00	1-1-2036	500,000	580,185
				2,442,673
Water & sewer revenue: 0.56%
Guam Government Waterworks Authority Series A	5.00	1-1-2050	300,000	368,288
Guam Government Waterworks Authority Water and Wastewater Refunding Bond	5.00	7-1-2034	500,000	585,970
				954,258
				8,221,828
Illinois: 2.87%
GO revenue: 1.52%
Chicago IL CAB City Colleges (NPFGC Insured) ¤	0.00	1-1-2027	1,000,000	904,850
Chicago IL Park District Special Recreation Activity Series E	5.00	11-15-2027	1,000,000	1,194,196
Illinois Refunding Bond Series 2018A ##	5.00	10-1-2021	500,000	505,948
				2,604,994
Miscellaneous revenue: 0.76%
Illinois	5.50	7-1-2026	250,000	274,222
Illinois Series C	5.00	11-1-2029	630,000	768,850
Illinois Series D ##	5.00	11-1-2021	250,000	253,969
				1,297,041
Tax revenue: 0.59%
Metropolitan Pier & Exposition Authority CAB McCormick Place Expansion Project Series B	5.00	12-15-2028	970,000	1,012,864
				4,914,899
Michigan: 0.01%
Miscellaneous revenue: 0.01%
Michigan Municipal Bond Authority Local Government Loan Program Series A (Ambac Insured)	4.00	11-1-2021	25,000	25,149
The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Wisconsin Tax-Free Fund

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
New Jersey: 1.20%
Tax revenue: 0.25%
New Jersey COVID-19 Emergency Series A	5.00%	6-1-2027	$ 350,000	$ 434,621
Transportation revenue: 0.95%
New Jersey TTFA CAB Series A ¤	0.00	12-15-2031	2,000,000	1,614,351
				2,048,972
New York: 0.97%
Education revenue: 0.97%
Hempstead NY Local Development Corporation The Academy Charter School Project Series A	4.45	2-1-2041	500,000	512,537
Hempstead NY Local Development Corporation The Academy Charter School Project Series A	6.24	2-1-2047	1,000,000	1,141,634
				1,654,171
Puerto Rico: 0.18%
Transportation revenue: 0.18%
Puerto Rico Highway & Transportation Authority Refunding Bond Series L (BHAC / FGIC Insured)	5.25	7-1-2021	300,000	300,000
South Carolina: 0.70%
Utilities revenue: 0.70%
South Carolina Statewide Public Service Authority Revenue Refunding Bond and Improvement Series A	4.00	12-1-2033	1,000,000	1,201,573
Texas: 1.36%
GO revenue: 1.36%
Denton TX Independent School District School Building	4.00	8-15-2048	2,000,000	2,321,970
Virgin Islands: 1.06%
Tax revenue: 1.06%
Virgin Islands PFA Gross Receipts Taxes Loan Notes (AGM Insured)	4.00	10-1-2022	255,000	260,871
Virgin Islands PFA Matching Fund Loan Notes Senior Lien Series B (AGM Insured) ##	5.00	10-1-2025	1,500,000	1,549,503
				1,810,374
Wisconsin: 82.53%
Education revenue: 10.56%
Milwaukee WI RDA Milwaukee School of Engineering Project (AGM Insured)	4.10	4-1-2032	1,500,000	1,534,051
Milwaukee WI RDA Science Education Consortium Incorporated Project Series A	6.25	8-1-2043	2,100,000	2,263,965
Platteville WI RDA University of Wisconsin Platteville Real Estate Foundation Incorporated	5.00	7-1-2022	355,000	363,053
Platteville WI RDA University of Wisconsin Platteville Real Estate Foundation Incorporated	5.00	7-1-2032	1,500,000	1,555,854
Platteville WI RDA University of Wisconsin Platteville Real Estate Foundation Incorporated	5.00	7-1-2042	1,000,000	1,032,308
Wisconsin HEFA Milwaukee School Engineering Project (AGM Insured) %%	2.00	4-1-2038	1,200,000	1,182,057
The accompanying notes are an integral part of these financial statements.

Wells Fargo Wisconsin Tax-Free Fund  |  13

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Education revenue (continued)
Wisconsin HEFA Milwaukee School Engineering Project (AGM Insured) %%	2.13%	4-1-2039	$1,000,000	$ 995,233
Wisconsin HEFA Milwaukee School Engineering Project (AGM Insured) %%	2.13	4-1-2040	1,000,000	987,149
Wisconsin HEFA Milwaukee School Engineering Project (AGM Insured) %%	2.25	4-1-2041	750,000	748,620
Wisconsin HEFA Milwaukee School Engineering Project (AGM Insured) %%	2.25	4-1-2042	1,000,000	990,883
Wisconsin HEFA Revenue Lawrence University	4.00	2-1-2022	280,000	284,653
Wisconsin HEFA Revenue Lawrence University	4.00	3-15-2040	1,555,000	1,727,482
Wisconsin HEFA Revenue Lawrence University	4.00	2-1-2045	1,685,000	1,880,949
Wisconsin HEFA Revenue Various Refunding Bond Medical College Series B (U.S. Bank NA LOC) ø	0.02	12-1-2033	2,500,000	2,500,000
				18,046,257
GO revenue: 1.31%
Milwaukee WI Series B6	3.00	4-1-2024	570,000	608,619
Milwaukee WI Series B6	5.00	4-1-2022	350,000	362,539
Milwaukee WI Series B6	5.00	4-1-2023	580,000	628,224
Milwaukee WI Series B6	5.00	4-1-2025	550,000	638,952
				2,238,334
Health revenue: 15.84%
Wisconsin HEFA Bellin Memorial Hospital Incorporated Revenue Bond Series A	5.00	12-1-2027	175,000	219,444
Wisconsin HEFA Bellin Memorial Hospital Incorporated Revenue Bond Series A	5.00	12-1-2028	150,000	192,141
Wisconsin HEFA Bellin Memorial Hospital Incorporated Revenue Bond Series A	5.00	12-1-2029	150,000	195,722
Wisconsin HEFA Bellin Memorial Hospital Incorporated Revenue Bond Series A	5.00	12-1-2030	275,000	357,126
Wisconsin HEFA Beloit Health System Incorporated	4.00	7-1-2036	3,000,000	3,540,541
Wisconsin HEFA Beloit Health System Incorporated	5.00	7-1-2029	1,270,000	1,647,225
Wisconsin HEFA Marshfield Clinic Health System	3.00	2-15-2031	230,000	243,945
Wisconsin HEFA Marshfield Clinic Health System	3.25	2-15-2032	185,000	200,035
Wisconsin HEFA Marshfield Clinic Health System	5.00	2-15-2047	3,385,000	3,959,714
Wisconsin HEFA Marshfield Clinic Health System Obligated Group Series C	5.00	2-15-2027	400,000	489,373
Wisconsin HEFA Marshfield Clinic Health System Obligated Group Series C	5.00	2-15-2028	650,000	790,585
Wisconsin HEFA Marshfield Clinic Health System Obligated Group Series C	5.00	2-15-2029	500,000	604,594
Wisconsin HEFA Milwaukee School Engineering Project	5.00	12-1-2025	135,000	160,556
Wisconsin HEFA Monroe Clinic Incorporated	3.00	2-15-2035	520,000	570,703
Wisconsin HEFA Monroe Clinic Incorporated	4.00	2-15-2031	900,000	1,025,505
Wisconsin HEFA Monroe Clinic Incorporated	4.00	2-15-2033	550,000	626,697
Wisconsin HEFA Monroe Clinic Incorporated	5.00	2-15-2028	900,000	1,062,095
Wisconsin HEFA Monroe Clinic Incorporated	5.00	2-15-2029	575,000	678,561
Wisconsin HEFA Monroe Clinic Incorporated	5.00	2-15-2030	340,000	401,236
Wisconsin HEFA Refunding Bond Bellin Memorial Hospital Incorporated	4.00	12-1-2035	1,000,000	1,079,889
Wisconsin HEFA Refunding Bond Bellin Memorial Hospital Incorporated	5.00	12-1-2025	1,500,000	1,683,419
Wisconsin HEFA Refunding Bond Bellin Memorial Hospital Incorporated	5.00	12-1-2026	1,740,000	1,943,666
The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Wisconsin Tax-Free Fund

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Health revenue (continued)
Wisconsin HEFA Revenue Rogers Memorial Hospital Incorporated Series A	5.00%	7-1-2044	$ 200,000	$ 235,831
Wisconsin HEFA Revenue Three Pillars Senior Living Community	3.13	12-1-2029	150,000	157,524
Wisconsin HEFA Revenue Three Pillars Senior Living Community	4.00	8-15-2041	500,000	581,241
Wisconsin HEFA Revenue Three Pillars Senior Living Community	4.00	8-15-2051	500,000	571,486
Wisconsin HEFA Rogers Memorial Hospital Incorporated Series A	5.00	7-1-2049	250,000	293,762
Wisconsin HEFA Rogers Memorial Hospital Incorporated Series B	5.00	7-1-2044	3,250,000	3,574,350
				27,086,966
Housing revenue: 20.89%
Green Bay WI Housing Authority Housing Revenue Refunding Bond Student University Village Housing Incorporated	2.00	4-1-2028	125,000	129,851
Green Bay WI Housing Authority Housing Revenue Refunding Bond Student University Village Housing Incorporated	2.00	4-1-2029	250,000	257,681
Green Bay WI Housing Authority Housing Revenue Refunding Bond Student University Village Housing Incorporated	2.00	4-1-2030	875,000	889,310
Whitewater WI CDA Multifamily Revenue Various Housing Wisconsin Housing Preservation (BMO Harris Bank NA LOC) ø	0.04	6-1-2042	1,055,000	1,055,000
Wisconsin HEFA Aspirus Wausau Hospital Incorporated Obligated Group Series 2004B (JPMorgan Chase & Company LOC) ø	0.02	8-15-2034	4,000,000	4,000,000
Wisconsin Housing & EDA AMT Series A	4.63	11-1-2037	15,000	15,028
Wisconsin Housing & EDA Madison Pool Project Series A	4.55	7-1-2037	165,000	177,261
Wisconsin Housing & EDA Madison Pool Project Series A	4.70	7-1-2047	2,300,000	2,475,963
Wisconsin Housing & EDA Madison Pool Project Series A	4.85	7-1-2052	3,000,000	3,232,718
Wisconsin Housing & EDA President House Project (Associated Trust Company NA LOC) ø	0.14	8-1-2046	1,480,000	1,480,000
Wisconsin Housing & EDA Series A (FHLB SPA) ø	0.03	4-1-2046	2,905,000	2,905,000
Wisconsin Housing & EDA Series A	1.70	11-1-2052	1,700,000	1,716,289
Wisconsin Housing & EDA Series A	3.00	5-1-2022	100,000	102,213
Wisconsin Housing & EDA Series A	3.00	11-1-2022	125,000	129,406
Wisconsin Housing & EDA Series A	3.38	5-1-2057	635,000	675,178
Wisconsin Housing & EDA Series A	3.40	11-1-2032	2,450,000	2,650,530
Wisconsin Housing & EDA Series A	3.95	11-1-2038	2,000,000	2,218,648
Wisconsin Housing & EDA Series A	4.05	12-1-2049	800,000	837,977
Wisconsin Housing & EDA Series A	5.75	11-1-2043	2,830,000	2,885,799
Wisconsin Housing & EDA Series B (FHLB SPA) ø	0.03	5-1-2055	5,510,000	5,510,000
Wisconsin Housing & EDA Series B (Department of Housing and Urban Development Insured)	0.40	5-1-2045	1,295,000	1,295,311
Wisconsin Housing & EDA Series C	3.88	11-1-2035	1,000,000	1,071,898
				35,711,061
Industrial development revenue: 2.34%
Appleton WI Recovery Zone Facilities Foremost Farms Project Series 2010 (CoBank ACB LOC) ø	0.06	5-1-2037	4,000,000	4,000,000
Miscellaneous revenue: 18.43%
Appleton WI RDA Redevelopment Revenue Adjustable Rate Demand Revenue Bond Fox Cities Arts Center B (Associated Trust Company NA LOC) ø	0.09	6-1-2036	5,000,000	5,000,000
The accompanying notes are an integral part of these financial statements.

Wells Fargo Wisconsin Tax-Free Fund  |  15

Portfolio of investments—June 30, 2021

	Interest rate	Maturity date	Principal	Value
Miscellaneous revenue (continued)
Ashwaubenon WI CDA Lease Revenue Brown County Expo Center Project	4.00%	6-1-2031	$1,310,000	$ 1,577,507
Ashwaubenon WI CDA Lease Revenue Brown County Expo Center Project	4.00	6-1-2035	900,000	1,059,545
Ashwaubenon WI CDA Lease Revenue Brown County Expo Center Project	4.00	6-1-2036	265,000	311,202
Ashwaubenon WI CDA Lease Revenue Brown County Expo Center Project CAB ¤	0.00	6-1-2049	8,000,000	3,077,556
Kaukauna WI RDA	3.75	6-1-2032	850,000	925,589
Kaukauna WI RDA	4.00	6-1-2022	235,000	243,129
Kaukauna WI RDA	4.00	6-1-2023	200,000	213,057
Kaukauna WI RDA	4.00	6-1-2025	425,000	475,453
Kaukauna WI RDA	4.00	6-1-2028	425,000	476,200
Kaukauna WI RDA	4.00	6-1-2035	900,000	996,587
Manitowoc WI Note Anticipation Notes	2.00	6-1-2022	775,000	780,972
Milwaukee WI RDA Lease Public Schools	5.00	11-15-2033	750,000	905,891
Milwaukee WI RDA Lease Public Schools Series A	5.00	11-15-2026	220,000	266,241
Milwaukee WI RDA Milwaukee Public Schools	5.00	11-15-2028	325,000	395,591
Milwaukee WI RDA Milwaukee Public Schools	5.00	11-15-2034	675,000	813,733
Milwaukee WI RDA Milwaukee Public Schools	5.00	11-15-2035	1,000,000	1,203,212
Milwaukee WI RDA Milwaukee Public Schools	5.00	11-15-2036	500,000	600,449
Milwaukee WI RDA Milwaukee Public Schools Series A	5.00	11-15-2027	1,020,000	1,244,545
Milwaukee WI RDA Milwaukee Public Schools Series A	5.00	11-15-2028	1,000,000	1,217,203
Milwaukee WI RDA Milwaukee Public Schools Series A	5.00	11-15-2031	750,000	907,638
Milwaukee WI RDA Public Schools Series A	5.00	8-1-2021	3,330,000	3,342,839
Milwaukee WI RDA Revenue Refunding Bond Milwaukee Public Schools (NPFGC Insured)	4.00	8-1-2023	1,100,000	1,180,603
Weston WI CDA Series A	1.60	10-1-2021	340,000	341,143
Weston WI CDA Series A	1.75	10-1-2022	200,000	203,735
Weston WI CDA Series A	1.90	10-1-2023	800,000	828,579
Weston WI CDA Series A	2.00	10-1-2024	625,000	656,872
Weston WI CDA Series A	2.15	10-1-2025	615,000	656,946
Weston WI CDA Series A	2.25	10-1-2026	940,000	1,004,196
Weston WI CDA Series A	2.40	10-1-2027	570,000	609,626
				31,515,839
Tax revenue: 13.16%
Southeast Wisconsin Professional Baseball Park District Series A (NPFGC Insured) ##	5.50	12-15-2021	2,000,000	2,048,876
Southeast Wisconsin Professional Baseball Park District Series A (NPFGC Insured)	5.50	12-15-2023	1,600,000	1,801,065
Southeast Wisconsin Professional Baseball Park District Series A (NPFGC Insured)	5.50	12-15-2026	2,435,000	2,927,034
Warrens WI CDA Interim Workout Extension	3.70	11-1-2029	145,030	91,327
Wisconsin Center District CAB (AGM Insured) ¤	0.00	12-15-2030	295,000	252,513
Wisconsin Center District CAB Junior Dedicated Series D ¤	0.00	12-15-2045	1,250,000	568,156
Wisconsin Center District CAB Senior Dedicated Milwaukee Arena Project Series A (BAM Insured) ¤	0.00	12-15-2033	2,985,000	2,104,305
Wisconsin Center District CAB Series A (NPFGC Insured) ¤	0.00	12-15-2027	100,000	91,398
Wisconsin Center District Junior Dedicated Bond Series A	5.00	12-15-2022	730,000	773,566
Wisconsin Center District Junior Dedicated Bond Series A	5.00	12-15-2030	2,100,000	2,202,983
Wisconsin Center District Junior Dedicated Tax Revenue Prerefunded Bond (AGM Insured)	5.25	12-15-2023	1,095,000	1,163,519
Wisconsin Center District Junior Dedicated Tax Revenue Prerefunded Bond (AGM Insured)	5.25	12-15-2027	220,000	268,023
The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Wisconsin Tax-Free Fund

Portfolio of investments—June 30, 2021

		Interest rate	Maturity date	Principal	Value
Tax revenue (continued)
Wisconsin Center District Junior Dedicated Tax Revenue Unrefunded Balance Refunding Bond (AGM Insured)		5.25%	12-15-2023	$ 605,000	$ 660,805
Wisconsin Center District Junior Dedicated Tax Revenue Unrefunded Balance Refunding Bond (AGM Insured)		5.25	12-15-2027	785,000	950,353
Wisconsin Center District Milwaukee Arena Project		4.00	12-15-2032	1,100,000	1,256,303
Wisconsin Center District Milwaukee Arena Project		4.00	12-15-2033	920,000	1,048,362
Wisconsin Center District Milwaukee Arena Project		4.00	12-15-2034	2,000,000	2,272,933
Wisconsin Center District Milwaukee Arena Project		5.00	12-15-2032	85,000	102,143
Wisconsin Center District Tax Revenue CAB Senior Dedicated Series C (AGM Insured) ¤		0.00	12-15-2028	1,075,000	969,153
Wisconsin Center District Tax Revenue CAB Senior Dedicated Series C (AGM Insured) ¤		0.00	12-15-2030	1,095,000	937,295
					22,490,112
					141,088,569
Total Municipal obligations (Cost $155,215,846)					163,587,505
Total investments in securities (Cost $155,215,846)	95.69%				163,587,505
Other assets and liabilities, net	4.31				7,364,642
Total net assets	100.00%				$170,952,147

##	All or a portion of this security is segregated for when-issued securities.
¤	The security is issued in zero coupon form with no periodic interest payments.
ø	Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The maturity date shown represents the final maturity date of the security. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The rate shown is the rate in effect at period end.
%%	The security is purchased on a when-issued basis.

Abbreviations:
AGM	Assured Guaranty Municipal
Ambac	Ambac Financial Group Incorporated
AMT	Alternative minimum tax
BAM	Build America Mutual Assurance Company
BHAC	Berkshire Hathaway Assurance Corporation
CAB	Capital appreciation bond
CDA	Community Development Authority
EDA	Economic Development Authority
FGIC	Financial Guaranty Insurance Corporation
FHLB	Federal Home Loan Bank
GO	General obligation
HEFA	Health & Educational Facilities Authority
LOC	Letter of credit
NPFGC	National Public Finance Guarantee Corporation
PFA	Public Finance Authority
RDA	Redevelopment Authority
SPA	Standby purchase agreement
TTFA	Transportation Trust Fund Authority
The accompanying notes are an integral part of these financial statements.

Wells Fargo Wisconsin Tax-Free Fund  |  17

Statement of assets and liabilities—June 30, 2021

Assets
Investments in unaffiliated securities, at value (cost $155,215,846)	$ 163,587,505
Cash	11,253,914
Receivable for interest	1,249,125
Receivable for investments sold	320,000
Receivable for Fund shares sold	270,837
Prepaid expenses and other assets	45,364
Total assets	176,726,745
Liabilities
Payable for when-issued transactions	5,480,100
Payable for Fund shares redeemed	214,786
Management fee payable	35,810
Dividends payable	17,006
Administration fees payable	16,527
Distribution fee payable	3,309
Trustees’ fees and expenses payable	995
Accrued expenses and other liabilities	6,065
Total liabilities	5,774,598
Total net assets	$170,952,147
Net assets consist of
Paid-in capital	$ 162,437,691
Total distributable earnings	8,514,456
Total net assets	$170,952,147
Computation of net asset value and offering price per share
Net assets – Class A	$ 76,835,560
Shares outstanding – Class A1	6,811,473
Net asset value per share – Class A	$11.28
Maximum offering price per share – Class A2	$11.81
Net assets – Class C	$ 5,496,204
Shares outstanding – Class C1	487,247
Net asset value per share – Class C	$11.28
Net assets – Institutional Class	$ 88,620,383
Shares outstanding – Institutional Class[1]	7,855,203
Net asset value per share – Institutional Class	$11.28
[1]	The Fund has an unlimited number of authorized shares
[2]	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Wisconsin Tax-Free Fund

Statement of operations—year ended June 30, 2021

Investment income
Interest	$ 4,092,220
Expenses
Management fee	638,753
Administration fees
Class A	122,219
Class C	8,775
Institutional Class	62,254
Shareholder servicing fees
Class A	190,626
Class C	13,674
Distribution fee
Class C	41,022
Custody and accounting fees	6,660
Professional fees	53,083
Registration fees	55,081
Shareholder report expenses	29,896
Trustees’ fees and expenses	19,272
Other fees and expenses	10,308
Total expenses	1,251,623
Less: Fee waivers and/or expense reimbursements
Fund-level	(114,859)
Class A	(122,219)
Class C	(8,227)
Net expenses	1,006,318
Net investment income	3,085,902
Realized and unrealized gains (losses) on investments
Net realized gains on investments	168,026
Net change in unrealized gains (losses) on investments	2,114,690
Net realized and unrealized gains (losses) on investments	2,282,716
Net increase in net assets resulting from operations	$5,368,618
The accompanying notes are an integral part of these financial statements.

Wells Fargo Wisconsin Tax-Free Fund  |  19

Statement of changes in net assets

	Year ended June 30, 2021		Year ended June 30, 2020
Operations
Net investment income		$ 3,085,902		$ 3,310,968
Net realized gains on investments		168,026		74,869
Net change in unrealized gains (losses) on investments		2,114,690		755,258
Net increase in net assets resulting from operations		5,368,618		4,141,095
Distributions to shareholders from
Net investment income and net realized gains
Class A		(1,436,866)		(1,934,145)
Class C		(61,394)		(95,769)
Institutional Class		(1,589,155)		(1,341,692)
Total distributions to shareholders		(3,087,415)		(3,371,606)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	1,001,834	11,225,322	1,482,669	16,452,135
Class C	147,885	1,660,980	86,182	958,748
Institutional Class	3,206,169	36,011,523	3,006,711	33,400,716
		48,897,825		50,811,599
Reinvestment of distributions
Class A	113,871	1,277,627	148,360	1,649,205
Class C	5,397	60,528	8,593	95,503
Institutional Class	135,932	1,525,501	117,088	1,301,290
		2,863,656		3,045,998
Payment for shares redeemed
Class A	(1,603,254)	(17,980,789)	(2,022,543)	(22,260,904)
Class C	(191,338)	(2,141,864)	(174,988)	(1,938,589)
Institutional Class	(1,621,298)	(18,213,318)	(971,526)	(10,771,669)
		(38,335,971)		(34,971,162)
Net increase in net assets resulting from capital share transactions		13,425,510		18,886,435
Total increase in net assets		15,706,713		19,655,924
Net assets
Beginning of period		155,245,434		135,589,510
End of period		$170,952,147		$155,245,434
The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo Wisconsin Tax-Free Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended June 30
Class A	2021	2020	2019	2018	2017
Net asset value, beginning of period	$11.12	$11.04	$10.74	$10.83	$11.16
Net investment income	0.21	0.25	0.29	0.28	0.26
Net realized and unrealized gains (losses) on investments	0.16	0.08	0.30	(0.09)	(0.32)
Total from investment operations	0.37	0.33	0.59	0.19	(0.06)
Distributions to shareholders from
Net investment income	(0.21)	(0.25)	(0.29)	(0.28)	(0.26)
Net realized gains	0.00	(0.00) [1]	0.00	0.00	(0.01)
Total distributions to shareholders	(0.21)	(0.25)	(0.29)	(0.28)	(0.27)
Net asset value, end of period	$11.28	$11.12	$11.04	$10.74	$10.83
Total return[2]	3.37%	3.05%	5.56%	1.76%	(0.48)%
Ratios to average net assets (annualized)
Gross expenses	0.92%	0.95%	0.94%	0.88%	0.93%
Net expenses	0.68%	0.69%	0.70%	0.70%	0.70%
Net investment income	1.88%	2.24%	2.66%	2.57%	2.41%
Supplemental data
Portfolio turnover rate	10%	24%	8%	11%	27%
Net assets, end of period (000s omitted)	$76,836	$81,173	$84,924	$87,790	$131,518

[1]	Amount is less than $0.005.
[2]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.

Wells Fargo Wisconsin Tax-Free Fund  |  21

Financial highlights
(For a share outstanding throughout each period)
	Year ended June 30
Class C	2021	2020	2019	2018	2017
Net asset value, beginning of period	$11.12	$11.04	$10.74	$10.83	$11.16
Net investment income	0.13	0.17 [1]	0.21	0.20	0.18
Net realized and unrealized gains (losses) on investments	0.16	0.08	0.30	(0.09)	(0.32)
Total from investment operations	0.29	0.25	0.51	0.11	(0.14)
Distributions to shareholders from
Net investment income	(0.13)	(0.17)	(0.21)	(0.20)	(0.18)
Net realized gains	0.00	(0.00) [2]	0.00	0.00	(0.01)
Total distributions to shareholders	(0.13)	(0.17)	(0.21)	(0.20)	(0.19)
Net asset value, end of period	$11.28	$11.12	$11.04	$10.74	$10.83
Total return[3]	2.58%	2.27%	4.78%	1.01%	(1.22)%
Ratios to average net assets (annualized)
Gross expenses	1.67%	1.70%	1.69%	1.63%	1.68%
Net expenses	1.45%	1.45%	1.45%	1.45%	1.45%
Net investment income	1.12%	1.49%	1.92%	1.83%	1.67%
Supplemental data
Portfolio turnover rate	10%	24%	8%	11%	27%
Net assets, end of period (000s omitted)	$5,496	$5,842	$6,687	$8,105	$9,449

[1]	Calculated based upon average shares outstanding
[2]	Amount is less than $0.005.
[3]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.

22  |  Wells Fargo Wisconsin Tax-Free Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended June 30
Institutional Class	2021	2020	2019	2018	2017 [1]
Net asset value, beginning of period	$11.12	$11.04	$10.74	$10.83	$10.99
Net investment income	0.23	0.27	0.31	0.30	0.20
Net realized and unrealized gains (losses) on investments	0.16	0.08	0.30	(0.09)	(0.15)
Total from investment operations	0.39	0.35	0.61	0.21	0.05
Distributions to shareholders from
Net investment income	(0.23)	(0.27)	(0.31)	(0.30)	(0.20)
Net realized gains	0.00	(0.00) [2]	0.00	0.00	(0.01)
Total distributions to shareholders	(0.23)	(0.27)	(0.31)	(0.30)	(0.21)
Net asset value, end of period	$11.28	$11.12	$11.04	$10.74	$10.83
Total return[3]	3.54%	3.23%	5.75%	1.95%	0.44%
Ratios to average net assets (annualized)
Gross expenses	0.59%	0.62%	0.61%	0.55%	0.54%
Net expenses	0.52%	0.52%	0.52%	0.52%	0.52%
Net investment income	2.04%	2.40%	2.85%	2.79%	2.74%
Supplemental data
Portfolio turnover rate	10%	24%	8%	11%	27%
Net assets, end of period (000s omitted)	$88,620	$68,230	$43,978	$36,181	$13,573

[1]	For the period from October 31, 2016 (commencement of class operations) to June 30, 2017
[2]	Amount is less than $0.005.
[3]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

Wells Fargo Wisconsin Tax-Free Fund  |  23

Notes to financial statements
1. ORGANIZATION
Wells Fargo Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Wisconsin Tax-Free Fund (the "Fund") which is a non-diversified series of the Trust.
On February 23, 2021, Wells Fargo & Company announced that it has entered into a definitive agreement to sell Wells Fargo Asset Management ("WFAM") to GTCR LLC and Reverence Capital Partners, L.P. WFAM is the trade name used by the asset management businesses of Wells Fargo & Company and includes Wells Fargo Funds Management, LLC, the investment manager to the Fund, Wells Capital Management, LLC and Wells Fargo Asset Management (International) Limited, both registered investment advisers providing sub-advisory services to certain funds, and Wells Fargo Funds Distributor, LLC, the Fund's principal underwriter. As part of the transaction, Wells Fargo & Company will own a 9.9% equity interest and will continue to serve as an important client and distribution partner.
Consummation of the transaction will result in the automatic termination of the Fund's investment management agreement and subadvisory agreement. The Fund's Board of Trustees approved a new investment management and new subadvisory agreement and approved submitting the agreements to the Fund’s shareholders for approval at a special meeting of shareholders expected to be held on August 16, 2021. Shareholders of record of the Fund at the close of business on May 28, 2021 are entitled to vote at the meeting. If shareholders approve the new agreements, they would take effect upon the closing of the transaction. The transaction is expected to close in the second half of 2021, subject to customary closing conditions.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC ("Funds Management"). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.
When-issued transactions
The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund's commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

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Notes to financial statements
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.
Distributions to shareholders
Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable and tax-exempt income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of June 30, 2021, the aggregate cost of all investments for federal income tax purposes was $155,215,447 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$8,387,813
Gross unrealized losses	(15,755)
Net unrealized gains	$8,372,058
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Wells Fargo Wisconsin Tax-Free Fund  |  25

Notes to financial statements
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of June 30, 2021:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Municipal obligations	$0	$163,587,505	$0	$163,587,505
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended June 30, 2021, the Fund did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Management fee
Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company ("Wells Fargo"), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $500 million	0.400%
Next $500 million	0.375
Next $2 billion	0.350
Next $2 billion	0.325
Next $5 billion	0.290
Over $10 billion	0.280
For the year ended June 30, 2021, the management fee was equivalent to an annual rate of 0.40% of the Fund’s average daily net assets.
Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management, LLC, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.16%
Class C	0.16
Institutional Class	0.08
Waivers and/or expense reimbursements
Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its

26  |  Wells Fargo Wisconsin Tax-Free Fund

Notes to financial statements
expense cap, Funds Management will waive fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has contractually committed through October 31, 2021 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. The contractual expense caps are as follows:
Expense ratio caps
Class A	0.70%
Class C	1.45
Institutional Class	0.52
Distribution fee
The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC ("Funds Distributor"), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.
In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended June 30, 2021, Funds Distributor received $5,607 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended June 30, 2021.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A and Class C shares of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund had $1,000,000, $0 and $0 in interfund purchases, sales and net realized gains (losses), respectively, during the year ended June 30, 2021.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended June 30, 2021 were $18,039,222 and $12,743,384, respectively.
6. BANK BORROWINGS
The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight bank funding rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.
For the year ended June 30, 2021, there were no borrowings by the Fund under the agreement.

Wells Fargo Wisconsin Tax-Free Fund  |  27

Notes to financial statements
7. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended June 30, 2021 and June 30, 2020 were as follows:
	Year ended June 30
	2021	2020
Tax-exempt income	$3,087,415	$3,313,425
Long-term capital gain	0	58,181
As of June 30, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed tax-exempt income	Undistributed long-term gain	Unrealized gains
$2,928	$156,476	$8,372,058
8. CONCENTRATION RISK
The Fund invests a substantial portion of its assets in issuers of municipal debt securities located in a single state or territory of the U.S. Therefore, it may be more affected by economic and political developments in that state or region than would be a comparable general tax-exempt fund. As of the end of the period, the Fund invested a concentration of its portfolio in the state of Wisconsin.
9. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
10. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.
11. SUBSEQUENT EVENTS
Wells Fargo Asset Management ("WFAM") announced that it will be changing its company name to Allspring Global Investments upon the closing of the previously announced sale transaction of WFAM by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. The new corporate name is expected to go into effect on the closing date of the transaction, which is anticipated to occur in the second half of 2021, subject to customary closing conditions.
At a meeting held July 15, 2021, the Board of Trustees of the Wells Fargo Funds approved a change in the Fund's name to remove “Wells Fargo” from the Fund's name and replace with “Allspring”. The change is expected to go into effect on October 11, 2021.
Following the closing of the transaction, Wells Fargo Funds Management, LLC, the Fund's investment manager, Wells Capital Management, LLC and Wells Fargo Asset Management (International) Limited, each subadvisers to certain funds, and Wells Fargo Funds Distributor, LLC, the Fund's principal underwriter, will each be rebranded as Allspring.
The special meeting of shareholders held on August 16, 2021 for shareholders of the Fund to approve a new investment management and a new subadvisory agreement has been adjourned until September 15, 2021.

28  |  Wells Fargo Wisconsin Tax-Free Fund

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Wells Fargo Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Wells Fargo Wisconsin Tax-Free Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of June 30, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of June 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of June 30, 2021, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however, we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.
Boston, Massachusetts
August 25, 2021

Wells Fargo Wisconsin Tax-Free Fund  |  29

Other information (unaudited)
TAX INFORMATION
Pursuant to Section 852 of the Internal Revenue Code, 100% of distributions paid from net investment income is designated as exempt-interest dividends for the fiscal year ended June 30, 2021.
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

30  |  Wells Fargo Wisconsin Tax-Free Fund

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 139 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Wells Fargo Wisconsin Tax-Free Fund  |  31

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

32  |  Wells Fargo Wisconsin Tax-Free Fund

Other information (unaudited)
Officers
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC and Chief Legal Counsel of Wells Fargo Asset Management since 2018. Deputy General Counsel of Wells Fargo Bank, N.A. since 2020 and Assistant General Counsel of Wells Fargo Bank, N.A. from 2018 to 2020. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.
Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

Wells Fargo Wisconsin Tax-Free Fund  |  33

Board considerations (unaudited)
BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:
Board Considerations – Current Agreements
Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at a Board meeting held on May 17-19, 2021 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Wisconsin Tax-Free Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”
The Board noted that Wells Fargo & Company recently announced that it had entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”), which includes Funds Management and the Sub-Adviser, to GTCR LLC and Reverence Capital Partners, L.P. and/or their affiliates (the “Transaction”). The Board further noted that the Transaction would result in a change-of-control of Funds Management and the Sub-Adviser, which would be considered to be an assignment that would result in the termination of the Advisory Agreements. In light of the Transaction, the Board separately considered for approval a new investment management agreement with Funds Management and a new sub-advisory agreement with the Sub-Adviser (the “New Agreements”) that would replace the Advisory Agreements upon consummation of the Transaction, subject to approval of the New Agreements by the Fund’s shareholders. The Board also considered for approval interim agreements to go into effect in the event shareholders do not approve the New Agreements before the Transaction is completed. The interim agreements would allow the Manager and the Sub-Adviser to continue providing services to the Fund while the Fund continues to seek shareholder approval of the New Agreements. The Board noted that the terms of the interim agreements would be identical to those of the current Advisory Agreements, except for the term and certain escrow provisions.
At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at Board meetings held in April and May 2021, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2021. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent and quality of services
The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of WFAM, of which Funds Management and the Sub-Adviser are a part, and a summary of investments made in the business of WFAM. The Board also received a description of

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Board considerations (unaudited)
Funds Management’s and the Sub-Adviser’s business continuity plans, including a summary of the performance of such plans and any changes thereto during the COVID-19 pandemic, and of their approaches to data privacy and cybersecurity. The Board also received and reviewed information about Funds Management’s role as administrator of the Fund’s liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.
The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel.
The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates. The Board also considered information about retention and back-up arrangements that have been put into place with respect to key personnel of WFAM in connection with the anticipated Transaction, noting that WFAM provided assurances that the announcement and eventual culmination of the Transaction is not expected to result in any diminution in the nature or quality of services provided to the Fund.
Fund investment performance and expenses
The Board considered the investment performance results for the Fund over various time periods ended December 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Class A) was lower than the average investment performance of the Universe for the one- and ten-year periods under review, and in range of the average investment performance of the Universe for the three- and five-year periods under review. The Board also noted that the investment performance of the Fund was lower than its benchmark index, the Bloomberg Barclays Municipal Bond Index, for all periods under review.
The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and benchmark for the periods identified above. The Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions and market factors that affected the Fund’s investment performance.
The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups for each share class.
The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.
Investment management and sub-advisory fee rates
The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.
Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than the sum of these average rates for the Fund’s expense Groups for all share classes.
The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed

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Board considerations (unaudited)
by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.
The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.
Profitability
The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.
Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.
Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.
Economies of scale
The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
The Board concluded that Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.
Other benefits to Funds Management and the Sub-Adviser
The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.
The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.
Conclusion
At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term.

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Board considerations (unaudited)
Board Considerations – New Agreements
Overview of the Board evaluation process
At a meeting held on May 17-19, 2021 (the “Board Meeting”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”, and the series identified below, the “Funds”) approved the continuation of each Fund’s current Investment Management Agreement (the “Current Investment Management Agreement”) and the current Sub-Advisory Agreements (the “Current Sub-Advisory Agreements”, and collectively, the “Current Agreements”).
Wells Fargo C&B Mid Cap Value Fund
Wells Fargo California Limited-Term Tax-Free Fund
Wells Fargo California Tax-Free Fund
Wells Fargo Classic Value Fund
Wells Fargo Common Stock Fund
Wells Fargo Disciplined Small Cap Fund
Wells Fargo Disciplined U.S. Core Fund
Wells Fargo Discovery Fund
Wells Fargo Diversified Equity Fund
Wells Fargo Endeavor Select Fund
Wells Fargo Enterprise Fund
Wells Fargo Fundamental Small Cap Growth Fund
Wells Fargo Growth Fund
Wells Fargo High Yield Municipal Bond Fund
Wells Fargo Intermediate Tax/AMT-Free Fund
Wells Fargo Large Cap Core Fund
Wells Fargo Large Cap Growth Fund
Wells Fargo Large Company Value Fund
Wells Fargo Minnesota Tax-Free Fund
Wells Fargo Municipal Bond Fund
Wells Fargo Omega Growth Fund
Wells Fargo Opportunity Fund
Wells Fargo Pennsylvania Tax-Free Fund
Wells Fargo Premier Large Company Growth Fund
Wells Fargo Short-Term Municipal Bond Fund
Wells Fargo Small Cap Fund
Wells Fargo Special Mid Cap Value Fund
Wells Fargo Special Small Cap Value Fund
Wells Fargo Strategic Municipal Bond Fund
Wells Fargo Ultra Short-Term Municipal Income Fund
Wells Fargo Wisconsin Tax-Free Fund
Each Trustee on the Board is not an “interested person” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Funds (collectively, the “Independent Trustees”). The process followed by the Board in considering and approving the continuation of the Current Agreements is referred to herein as the “2021 Annual Approval Process.”
As noted above, the closing of the sale of Wells Fargo Asset Management (“WFAM”) to a holding company (“NewCo”) affiliated with private funds of GTCR LLC (“GTCR”) and of Reverence Capital Partners, L.P. (“Reverence Capital”, and such transaction, the “Transaction”) will result in a change of control of Wells Fargo Funds Management LLC (“Funds Management”) and Wells Capital Management Incorporated (“Wells Capital”, and together with Funds Management, the “Advisers”), which will be considered to be an “assignment” of each Fund’s Current Agreements under the 1940 Act that will result in the automatic termination of each Fund’s Current Agreements. In light of the expected termination of each Fund’s Current Agreements upon the closing, at the Board Meeting the Board also considered and approved the New Agreements, which are: (i) a new Investment Management Agreement (the “New Investment Management Agreement”) between the Trust, on behalf of each Fund, and Funds Management; (ii) a new Sub-Advisory Agreement (the “New Wells Capital Sub-Advisory Agreement”) among the Trust, Funds Management and Wells Capital with respect to each Fund other than C& B Mid Cap Value Fund and Diversified Equity Fund; and (iii) a new Sub-Advisory Agreement (the “New C&B Sub-Advisory Agreement”, and collectively, the “New Agreements”) among the Trust, with respect to the C&B Mid Cap Value Fund, Funds Management and Cooke & Bieler, L.P. (“C&B”, and together with Wells Capital, the “Sub-Advisers”), each of which is intended to go into effect upon the closing. The process followed by the Board in reviewing and approving the New Agreements is referred to herein as the “New Agreement Approval Process.”

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Board considerations (unaudited)
At a series of meetings held in April and May 2021 (collectively, “April and May 2021 Meetings”) and at the Board Meeting, the Trustees conferred extensively among themselves and with senior representatives of Funds Management, GTCR and Reverence Capital about the New Agreements and related matters. The Board reviewed and discussed information furnished by Funds Management, GTCR and Reverence Capital that the Board considered reasonably necessary to evaluate the terms of the New Agreements and the services to be provided. At these meetings, senior representatives from Funds Management, GTCR and Reverence Capital made presentations to, and responded to questions from, the Board.
In providing information to the Board in connection with the 2021 annual approval process (the “2021 Annual Approval Process”) and the New Agreement Approval Process, Funds Management, GTCR and Reverence Capital (as applicable) were guided by requests for information submitted by independent legal counsel on behalf of the Independent Trustees. In considering and approving the New Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed herein. The Board considered not only the specific information presented in connection with the April and May 2021 Meetings as well as the Board Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Advisers about various topics. In this regard, the Board reviews reports of Funds Management at each of its regular Board meetings, which includes, among other things, portfolio reviews and investment performance reports. In addition, the Board confers with portfolio managers at various times throughout the year. The Board was assisted in its evaluation of the New Agreements by independent legal counsel, from whom the Independent Trustees received separate legal advice and with whom the Independent Trustees met separately. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
Among other information considered by the Board in connection with the Transaction was:
■	Information regarding the Transaction: information about the structure, financing sources and material terms and conditions of the Transaction, including the expected impact on the businesses conducted by the Advisers and by Wells Fargo Funds Distributor LLC, as the distributor of Fund shares.
■	Information regarding NewCo, GTCR and Reverence Capital: (i) information about NewCo, including information about its expected financial condition and access to capital, and senior leadership team; (ii) the experience of senior management at GTCR and Reverence Capital in acquiring portfolio companies; (iii) the plan to operationalize NewCo, including the transition of necessary infrastructure services through a transition services agreement with Wells Fargo under which Wells Fargo will continue to provide NewCo with certain services for a specified period of time after the closing; and (iv) information regarding regulatory matters, compliance, and risk management functions at NewCo, including resources to be dedicated thereto.
■	Impact of the Transaction on WFAM and Service Providers: (i) information regarding any changes to personnel and/or other resources of the Advisers as a result of the Transaction, including assurances regarding comparable and competitive compensation arrangements to attract and retain highly qualified personnel; and (ii) information about the organizational and operating structure with respect to NewCo, the Advisers and the Funds.
■	Impact of the Transaction on the Funds and their Shareholders: (i) information regarding anticipated benefits to the Funds as a result of the Transaction; (ii) a commitment that the Funds would not bear any expenses, directly or indirectly, in connection with the Transaction; (iii) confirmation that the Advisers intend to continue to manage the Funds in a manner consistent with each Fund’s current investment objectives and principal investments strategies; and (iv) a commitment that neither NewCo nor WFAM will take any steps that would impose any “unfair burden” (as that term is used in section 15(f)(1)(B) of the 1940 Act) on the Funds as a result of the Transaction.
With respect to the New Agreements, the Board considered: (i) a representation that, after the closing, all of the Funds will continue to be managed and advised by their current Advisers and for C&B Mid Cap Value Fund, C&B, and that the same portfolio managers of the Sub-Advisers are expected to continue to manage the Funds after the Transaction; (ii) information regarding the terms of the New Agreements, including changes as compared to the Current Agreements; (iii) information confirming that the fee rates payable under the New Agreements will not increase as a result of the Transaction as compared to the rates under the Current Agreements; and (iv) assurances that the Transaction is not expected to cause any diminution with respect to the nature, extent and quality of any of the services currently provided to the Funds by the Advisers as a result of the Transaction.
In addition to considering information furnished specifically to evaluate the impact of the Transaction on the Funds and their respective shareholders in connection with the New Agreement Approval Process, the Board considered information furnished at prior meetings of the Board and its committees, including detailed information provided in connection with the 2021 Annual Approval Process. In this regard, in connection with the 2021 Annual Approval Process, the Board received information about complex-wide and individual Fund performance, fees and expenses, including: (i) a report from an independent data provider comparing the investment performance of each Fund to the investment performance of comparable funds and benchmark indices, over various time periods; (ii) a report from an independent data provider comparing each Fund’s total expense ratio (and

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Board considerations (unaudited)
its components) to those of comparable funds; (iii) comparative information concerning the fees charged and services provided by Funds Management and the Sub-Advisers to each Fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts), if any, that employ investment strategies and techniques similar to those used in managing such Fund(s); and (iv) profitability analyses of Funds Management, as well as the profitability of both WFAM and Wells Fargo from providing services to the fund family as a whole.
After its deliberations, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Advisers under the New Agreements is reasonable, approved the New Agreements for a two-year term, and voted to recommend that Fund shareholders approve the New Agreements. The Board considered the approval of the New Agreements as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent and quality of services
In connection with the 2021 Annual Approval Process, the Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Advisers under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Current Management Agreement, as well as, among other things, a summary of the background and experience of senior management of WFAM, of which Funds Management and Wells Capital are a part, and a summary of investments made in the business of WFAM. The Board also received a description of Funds Management’s and the Sub-Advisers’ business continuity plans, including a summary of the performance of such plans and any changes thereto during the COVID-19 pandemic, and of their approaches to data privacy and cybersecurity. The Board also received and reviewed information about Funds Management’s role as administrator of the Funds’ liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.
In connection with the 2021 Annual Approval Process, the Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds. The Board evaluated the ability of Funds Management and the Sub-Advisers to attract and retain qualified investment professionals, including research, advisory and supervisory personnel.
In connection with the 2021 Annual Approval Process, the Board further considered the compliance programs and compliance records of Funds Management and the Sub-Advisers. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.
In connection with the New Agreement Approval Process, the Board considered, among other information, the structure of the Transaction and expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of Funds Management and the Sub-Advisers. The Board received assurances from Funds Management that each Fund will continue to be advised by its current Sub-Adviser after the closing, and that the same individual portfolio managers are expected to continue to manage the Funds after the closing. With respect to the recruitment and retention of key personnel, the Board noted information from GTCR, Reverence Capital and the Advisers regarding the potential benefits for employees of joining NewCo. The Board recognized that the personnel who had been extended offers may not accept such offers and personnel changes may occur in the future in the ordinary course.
In addition, the Board considered information regarding the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Funds, including the provision of administrative services, and the anticipated impact of the Transaction on such matters. The Board also considered the business-related and other risks to which the Advisers may be subject in managing the Funds and in connection with the Transaction. The Board also considered the transition and integration plans as a result of the change in ownership of the Advisers from Wells Fargo to NewCo. The Board considered the resources and infrastructure that NewCo intends to devote to its compliance program to ensure compliance with applicable laws and regulations, as well as its risk management program and cybersecurity program. The Board also took into account assurances received from the Advisers, GTCR and Reverence Capital that the Transaction is not expected to cause any diminution in the nature, extent and quality of services provided by Funds Management and the Sub-Advisers to the Funds and their shareholders.
Fund investment performance and expenses
In connection with the 2021 Annual Approval Process, the Board considered the investment performance results for each Fund over various time periods ended December 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to each Fund (the “Universe”), and in comparison to each Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the

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Board considerations (unaudited)
mutual funds in the performance Universe. Where applicable, the Board received information concerning, and discussed factors contributing to, underperformance of Funds relative to the Universe and benchmark for any underperformance periods.
In connection with the 2021 Annual Approval Process, the Board also received and considered information regarding each Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year.
In connection with the New Agreement Approval Process, the Board received a commitment that WFAM will maintain fee and expense commitments for at least two years after the closing. The Board took into account each Fund’s investment performance and expense information among the factors considered in deciding to approve the New Agreements.
Investment management and sub-advisory fee rates
In connection with the 2021 Annual Approval Process, the Board reviewed and considered the contractual fee rates payable by each Fund to Funds Management under the Current Management Agreement, as well as the contractual fee rates payable by each Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to each of the Sub-Advisers under the Current Sub-Advisory Agreements for investment sub-advisory services (the “Sub-Advisory Fee Rates”).
Among other information reviewed by the Board in connection with the 2021 Annual Approval Process, was a comparison of each Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups.
In connection with the 2021 Annual Approval Process, the Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the Sub-Advisory Fee Rates. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Advisers, and about Funds Management’s on-going oversight services. With respect to C&B, the Board also considered this amount in comparison to the median amount retained by advisers to funds in a sub-advised expense universe that was determined by Broadridge to be similar to the Specialized Technology Fund. In this regard, the Board noted the small size of the sub-advised expense universe. The Board also considered that the sub-advisory fees paid to C&B had been negotiated by Funds Management on an arm’s length basis. Given the affiliation between Funds Management and Wells Capital, the Board ascribed limited relevance to the allocation of fees between them.
In connection with the 2021 Annual Approval Process, the Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Advisers to other types of clients, if any, with investment strategies similar to those of each Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.
In connection with the New Agreement Approval Process, the Board noted the assurances received by it that there would be no increases to any of the Management Rates or the Sub-Advisory Fee Rates as a result of the Transaction. The Board also considered that the New Agreements do not change the computation method for calculating such fees, and there is no present intention to reduce expense waiver and reimbursement arrangements that are currently in effect. Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the New Management Agreement and to each of the Sub-Advisers under the New Sub-Advisory Agreements was reasonable.
Profitability
In connection with the 2021 Annual Approval Process, the Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo from providing services to the fund family as a whole. The Board noted that Wells Capital’s profitability information with respect to providing services to each Fund Wells Capital

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Board considerations (unaudited)
sub-advises and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis. The Board did not consider profitability with respect to C&B, as the sub-advisory fees paid to C&B had been negotiated by Funds Management on an arm’s-length basis.
Funds Management reported on the methodologies and estimates used in calculating profitability in connection with the 2021 Annual Approval Process, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.
In connection with the New Agreement Approval Process, the Board received certain information about NewCo’s projected financial condition, and reviewed with senior representatives of Funds Management, GTCR and Reverence Capital the underlying assumptions on which such information was based. The Board considered that NewCo is a newly formed entity, with no historical operations, revenues or expenses, and that it is difficult to predict with any degree of certainty the future profitability of NewCo and the Advisers from advisory activities under the New Agreements. The Board considered that the fee rates payable under the New Agreements will not increase as a result of the Transaction as compared to the rates under the Current Agreements, and that the current contractual expense limitations applicable to each Fund will not increase. The Board noted that if the New Agreements are approved by shareholders and the Transaction closes, the Board will have the opportunity in the future to review the profitability of NewCo and the Advisers from advisory activities under the New Agreements.
Economies of scale
In connection with the 2021 Annual Approval Process, the Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Funds, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted the existence of breakpoints in each Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that, in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
In connection with the New Agreement Approval Process, the Board noted that NewCo and the Advisers may benefit from possible growth of the Funds resulting from enhanced distribution capabilities. However, the Board noted that other factors could also affect the potential for economies of scale, and that it was not possible to quantify any potential future economies of scale. Based upon the information furnished to the Board in connection with the 2021 Annual Approval Process and the New Agreement Approval Process, the Board concluded that Funds Management’s arrangements with respect to each Fund, including contractual breakpoints and expense limitation arrangements, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.
“Fall-out” benefits to Funds Management and the Sub-Advisers
In connection with the 2021 Annual Approval Process, the Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including Wells Capital, and C&B as a result of their relationships with the Funds. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Funds and benefits potentially derived from an increase in Funds Management’s and the Sub-Advisers’ business as a result of their relationships with the Funds. The Board noted that various current affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.
In connection with the 2021 Annual Approval Process, the Board also reviewed information about soft dollar credits earned and utilized by the Sub-Advisers, fees earned by Funds Management and Wells Capital from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker of Wells Fargo from portfolio transactions.
In connection with the New Agreement Approval Process, the Board received information to the effect that the Transaction is not expected to have a material impact on the fall-out benefits currently realized by Funds Management and its affiliates, including Wells Capital, and C&B. The information reviewed by the Board also noted that several of the ancillary benefits identified for WFAM would be potential ancillary benefits for NewCo, including that the scale and reputation of the Funds might benefit NewCo’s broader reputation, product initiatives, technology investment and talent acquisition. Based on its consideration of the

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Board considerations (unaudited)
factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits expected to be received by Funds Management and its affiliates, including NewCo and Wells Capital, and C&B under the New Agreements were unreasonable.
Conclusion
At the Board Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Funds Management and to each of the Sub-Advisers under the New Agreements is reasonable, approved the New Agreements for a two-year term, and voted to recommend that Fund shareholders approve the New Agreements.

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Board considerations (unaudited)
Board Considerations - Interim Agreements
At a meeting held on May 17-19, 2021 (the “Board Meeting”), the Boards of Trustees (each, a “Board”, and collectively, the “Boards”) of Wells Fargo Funds Trust, Wells Fargo Master Trust, Wells Fargo Variable Trust, Wells Fargo Global Dividend Opportunity Fund, Wells Fargo Income Opportunities Fund, Wells Fargo Multi-Sector Income Fund and Wells Fargo Utilities and High Income Fund (each a “Trust”, and the series thereof, a “Fund”) reviewed and approved for the Trusts and Funds, as applicable: (i) interim investment management agreements (the “Interim Management Agreements”) with Wells Fargo Funds Management, LLC (“Funds Management”); (ii) interim investment advisory agreements (the “Interim Advisory Agreements”) with Funds Management; and (iii) interim sub-advisory agreements (the “Interim Sub-Advisory Agreements”) with each of Cooke & Bieler, L.P., Galliard Capital Management, LLC (“Galliard”), Peregrine Capital Management Inc., Wells Capital Management, LLC (“WellsCap”), and Wells Fargo Asset Management (International) Limited (“WFAMI”, and collectively, the “Sub-Advisers”). Each Trustee on the Board is not an “interested person” (as defined in the Investment Company Act of 1940 (the “1940 Act”) of the Funds (collectively, the “Independent Trustees”). The Interim Management Agreements, Interim Advisory Agreements, and Interim Sub-Advisory Agreements are collectively referred to as the “Interim Advisory Agreements.”
At the Board Meeting, the Boards reviewed and approved the continuation of existing investment management, advisory and sub-advisory agreements (the “Current Advisory Agreements”) for each Trust and Fund, as applicable. The factors considered and conclusions reached by the Boards in approving the Current Advisory Agreements are summarized in the section entitled “Board Considerations – Current Agreements” of this shareholder report. The Boards noted that Wells Fargo & Company has entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”), which includes Funds Management, Galliard, WellsCap and WFAMI (the “Affiliated Sub-Advisers”), to a holding company affiliated with private funds of GTCR LLC and Reverence Capital Partners, L.P. (the “Transaction”). The Boards further noted that the Transaction would result in a change-of-control of Funds Management and the Affiliated Sub-Advisers, which would be considered to be an “assignment” under the 1940 Act that would terminate the Current Advisory Agreements. At the Board Meeting, the Boards also reviewed and approved new investment management, advisory and sub-advisory agreements (the “New Advisory Agreements”) for each Trust and Fund, as applicable, that would replace the Current Advisory Agreements upon consummation of the Transaction, subject to approval of the New Advisory Agreements by the applicable Trust’s or Fund’s shareholders. The factors considered and conclusions reached by the Boards in approving the New Advisory Agreements are summarized in the section entitled “Board Considerations – New Agreements” of this shareholder report.
At the Board Meeting, the Boards also approved the Interim Advisory Agreements, which will go into effect for a Trust or Fund only in the event that shareholders of such Trust or Fund do not approve the New Advisory Agreement(s) for the Trust or Fund by the closing date of the Transaction, when the Current Advisory Agreements will terminate. The Board noted that, in such a circumstance, the Interim Advisory Agreements will permit continuity of management by allowing Funds Management and the Sub-Advisers to continue providing services to the Trust or Fund pursuant to the Interim Advisory Agreements while the Trust or Fund continues to solicit shareholder approval of such New Advisory Agreement(s). The Boards noted that the terms of the Interim Advisory Agreements are identical to those of the Current Advisory Agreements, except for the term and the addition of escrow provisions with respect to the advisory fees. The Boards also noted that the entities that would service the Funds and Trusts under the Interim Advisory Agreements are identical to those that provide services under the Current Advisory Agreements and those that will provide services under the New Advisory Agreements.
In approving the Interim Advisory Agreements, the Boards considered the same factors and reached the same conclusions as they considered and reached with respect to the Boards’ approvals of the Current Advisory Agreements and New Advisory Agreements, as applicable, which are described in separate Board Consideration sections within this shareholder report. Prior to the Board Meeting, including at a series of meetings held in April and May 2021, the Trustees conferred extensively among themselves and with senior representatives of Funds Management, GTCR LLC and Reverence Capital Partners, L.P. about the Interim Advisory Agreements and related matters. The Independent Trustees were assisted in their evaluation of the Interim Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
At the Board Meeting, after considering the factors and reaching the conclusions described in the separate Board Consideration sections within this shareholder report, the Boards unanimously determined that the compensation payable to Funds Management and to each Sub-Adviser under each of the Interim Advisory Agreements was reasonable, and approved the Interim Advisory Agreements.

Wells Fargo Wisconsin Tax-Free Fund  |  43

For more information
More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Wells Fargo Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: wfam.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-866-765-0778
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund's website at wfam.com. Read the prospectus carefully before you invest or send money.
Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management, LLC and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE
© 2021 Wells Fargo & Company. All rights reserved.
PAR-0721-00688 08-21
A259/AR259 06-21

Annual Report
June 30, 2021
Wells Fargo
Alternative Risk Premia Fund

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The views expressed and any forward-looking statements are as of June 30, 2021, unless otherwise noted, and are those of the Fund's portfolio managers and/or Wells Fargo Asset Management. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.
 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE

Wells Fargo Alternative Risk Premia Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Wells Fargo Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Wells Fargo Alternative Risk Premia Fund for the 12-month period that ended June 30, 2021. Despite the continued challenges presented by the spread of COVID-19 cases and the business restrictions implemented throughout much of the world, global stocks showed robust returns, supported by global stimulus programs, a rapid vaccination rollout, and recovering consumer and corporate sentiment. Bond markets mostly produced positive returns, as investors searched for yield and diversification during difficult market stretches.
For the 12-month period, equities had robust returns, as policymakers continued to fight the effects of COVID-19. Emerging market stocks led both non-U.S. developed market equities and U.S. stocks. Gains by fixed-income securities were varied, though mostly positive. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 40.79%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 35.72%, while the MSCI EM Index (Net),3 had stronger performance with a 40.90% gain. Among bond indexes, the Bloomberg Barclays U.S. Aggregate Bond Index,4 returned -0.33%, the Bloomberg Barclays Global Aggregate ex-USD Index (unhedged),5 gained 4.60%, the Bloomberg Barclays Municipal Bond Index,6 returned 4.17%, and the ICE BofA U.S. High Yield Index,7 returned 15.62%.
Efforts to contain COVID-19 drove market performance.
July was broadly positive for equities and fixed income. However, economic data and a resurgence of COVID-19 cases underscored the urgent need to regain control of the pandemic. Second-quarter gross domestic product (GDP) shrank from the previous quarter by 9.5% and 12.1% in the U.S. and the eurozone, respectively. In contrast, China’s second-quarter GDP grew 3.2% year over year. The U.S. economy added 1.8 million jobs in July, but a double-digit jobless rate persisted.
The stock market continued to rally in August despite concerns over rising numbers of U.S. and European COVID-19 cases as well as the expiration of the $600 weekly bonus unemployment benefit in July. Relatively strong second-quarter earnings boosted investor sentiment along with the U.S. Federal Reserve (Fed) Board’s announcement of a monetary policy shift expected to support longer-term low interest rates. U.S. manufacturing and services activity indexes beat expectations while the U.S. housing market maintained strength. In Europe, retail sales expanded and consumer confidence was steady. China’s economy continued to expand.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Barclays Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2021. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Alternative Risk Premia Fund

Letter to shareholders (unaudited)
Stocks grew more volatile in September on mixed economic data. U.S. economic activity continued to grow. However, U.S. unemployment remained elevated at 7.9% in September. With the U.S. Congress delaying further fiscal relief and uncertainties surrounding a possible vaccine, doubts crept back into the financial markets. In the U.K., a lack of progress in Brexit talks weighed on markets. China’s economy picked up steam, fueled by increased global demand.
In October, capital markets stepped back from their six-month rally. Market volatility rose in advance of the U.S. election and amid a global increase in COVID-19 infections. Europe introduced tighter restrictions affecting economic activity. U.S. markets looked favorably at the prospect of Democratic control of the federal purse strings, which could lead to additional fiscal stimulus and a boost to economic activity. Meanwhile, China reported 4.9% third-quarter GDP growth.
Global stocks rallied in November, propelled by optimism over three promising COVID-19 vaccines. Reversing recent trends, value stocks outperformed growth stocks and cyclical stocks outpaced information technology (IT) stocks. However, U.S. unemployment remained elevated, with a net job loss of 10 million since February. The eurozone services Purchasing Managers' Index, a monthly survey of purchasing managers, contracted sharply while the region’s manufacturing activity grew. The U.S. election results added to the upbeat mood as investors anticipated more consistent policies in the new administration.
Financial markets ended the year with strength on high expectations for a rapid rollout of the COVID-19 vaccines, the successful passage of a $900 billion stimulus package, and rising expectations of additional economic support from a Democratic-led Congress. U.S. economic data were mixed with still-elevated unemployment and weak retail sales but growth in manufacturing output. In contrast, China’s economic expansion continued in both manufacturing and nonmanufacturing. U.S. COVID-19 infection rates continued to rise even as new state and local lockdown measures were implemented.
The year 2021 began with emerging market stocks leading all major asset classes in January, driven by China’s strong economic growth and a broad recovery in corporate earnings, which propelled China’s stock market higher. In the United States, positive news on vaccine trials and January expansion in both the manufacturing and services sectors was offset by a weak December monthly jobs report. This was compounded by technical factors as some hedge funds were forced to sell stocks to protect themselves against a well-publicized short squeeze coordinated by a group of retail investors. Eurozone sentiment and economic growth were particularly weak, reflecting the impact of a new lockdown with stricter social distancing along with a slow vaccine rollout.
February saw major domestic equity indexes driven higher on the hope of a new stimulus bill, improving COVID-19 vaccination numbers, and the gradual reopening of the economy. Most S&P 500 companies reported better-than-expected earnings, with positive surprises coming from the financials, IT, health care, and materials sectors. Japan saw its economy strengthen as a result of strong export numbers. Meanwhile, crude oil prices continued their climb, rising more than 25% for the year. Domestic government bonds experienced a sharp sell-off in late February as markets priced in a more robust economic recovery and higher future growth and inflation expectations.
The passage of the massive domestic stimulus bill highlighted March activity, leading to increased forecasts for U.S. growth in 2021. Domestic employment surged as COVID-19 vaccinations and an increasingly open economy spurred hiring. A majority of U.S. small companies reported they were operating at pre-pandemic capacity or higher. Value stocks continued its outperformance of growth stocks in the month, continuing the trend that started in late 2020. Meanwhile, most major developed global equity indexes were up month to date on the back of rising optimism regarding the outlook for global growth. While the U.S. and U.K. had been most successful in terms of the vaccine rollout, even in markets where the vaccine lagged, such as in the eurozone and Japan, equity indexes in many of those countries had also been in positive territory for the year.
“The passage of the massive domestic stimulus bill highlighted March activity, leading to increased forecasts for U.S. growth in 2021.”

Wells Fargo Alternative Risk Premia Fund  |  3

Letter to shareholders (unaudited)
Equity markets produced another strong showing in April. Domestically, the continued reopening of the economy had a strong impact on positive equity performance, as people started leaving their households and jobless claims continued to fall. Domestic corporate bonds performed well and the U.S. dollar weakened. Meanwhile, the U.S. government continued to seek to invest in the recovery, this time by outlining a package of over $2 trillion to improve infrastructure. The primary headwind in April was inflation, as investors tried to determine the breadth and longevity of recent price increases. Developed Europe has been supported by a meaningful increase in the pace of vaccinations. Unfortunately many emerging market countries have not been as successful. India in particular has seen COVID-19 cases surge, serving as an example of the need to get vaccinations rolled out to less developed nations.
Vaccine rollouts continued in May, leading to loosened restrictions globally. As a result, equity markets in general saw a minor increase in returns. Concerns that the continued economic rebound could result in inflation increases becoming more than transitory were supported by the higher input costs businesses were experiencing. Meanwhile, those inflation concerns were tempered by the Fed, which stayed steady on its view of the economy and eased fears of a sudden and substantial policy change. Positive performance in the emerging market equity space was supported this month by steady consumer demand and strong commodity prices. Fixed-income markets were also slightly positive for the month, driven by inflation uncertainty and a softer U.S. dollar.
June witnessed the S&P 500 Index reach a new all-time high. 2021 economic growth and inflation forecasts were revised higher to reflect a strong economic recovery and some supply and demand imbalances. Late June saw a deal reached on a U.S. infrastructure package of approximately $1 trillion for road, bridge, and broadband network upgrades over the next eight years. The Fed’s June meeting yielded no change to policy, but its projections pointed to a possible interest rate rise in 2023. This, combined with a rebound in economic activity and investors searching for yield, led to U.S. Treasury yields being down for the month. Many European and Asian countries saw vaccination momentum increase, while the U.K. dealt with a rise in COVID-19 infections, specifically the Delta variant. Meanwhile, crude oil jumped over 10% in June on the back of the pickup in global economic activity and the Organization of the Petroleum Exporting Countries’ slow pace of supply growth.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Wells Fargo Funds
“ 2021 economic growth and inflation forecasts were revised higher to reflect a strong economic recovery and some supply and demand imbalances.”

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

4  |  Wells Fargo Alternative Risk Premia Fund

Letter to shareholders (unaudited)
Preparing for LIBOR Transition
The global financial industry is preparing to transition away from the London Interbank Offered Rate (LIBOR), a key benchmark interest rate, to new alternative rates. LIBOR underpins trillions of dollars of financial contracts. It is the benchmark rate for a wide spectrum of products ranging from residential mortgages to corporate bonds to derivatives. Regulators have called for a market-wide transition away from LIBOR to successor reference rates by the end of 2021 (by June 30, 2023 for most tenors of the U.S. dollar LIBOR), which requires proactive steps be taken by issuers, counterparties, and asset managers to identify impacted products and adopt new reference rates.
The Fund holds one or more securities that use LIBOR as a floating reference rate and has a maturity date after December 31, 2021.
Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of successor reference rates, and any potential effects of the transition away from LIBOR on investment instruments that use it as a benchmark rate. The transition process may result in, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and could negatively impact the value of certain instruments held by the Fund.
Wells Fargo Asset Management is monitoring LIBOR exposure closely and has put resources and controls in place to manage this transition effectively. The Fund’s portfolio management team is evaluating LIBOR holdings to understand what happens to those securities when LIBOR ceases to exist, including examining security documentation to identify the presence or absence of fallback language identifying a replacement rate to LIBOR.
While the pace of transition away from LIBOR will differ by asset class and investment strategy, the portfolio management team will monitor market conditions for those holdings to identify and mitigate deterioration or volatility in pricing and liquidity and ensure appropriate actions are taken in a timely manner.
Further information regarding the potential risks associated with the discontinuation of LIBOR can be found in the Fund’s Statement of Additional Information.

Wells Fargo Alternative Risk Premia Fund  |  5

Performance highlights (unaudited)
Investment objective	The Fund seeks long-term capital appreciation.
Manager	Wells Fargo Funds Management, LLC
Subadvisers	Wells Capital Management, LLC
Wells Fargo Asset Management (International) Limited
Portfolio managers	Petros N. Bocray, CFA®‡, FRM, Eddie Cheng, CFA®‡, Monisha Jayakumar

Average annual total returns (%) as of June 30, 2021
				Expense ratios[1] (%)
	Inception date	1 year	Since inception	Gross	Net [2]
Class R6 (WRPRX)	1-29-2019	5.86 [3]	-6.14	1.04	0.62
Institutional Class (WRPIX)	1-29-2019	5.61 [3]	-6.27	1.14	0.72
ICE BofA 3-Month U.S. Treasury Bill Index[4]	–	0.09	1.15 *	–	–

*	Based on the inception date of the oldest Fund class.
[1]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through October 31, 2021, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.62% for Class R6 and 0.72% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Total return differs from the return in the Financial Highlights in this report. The total return presented is calculated based on the NAV at which the shareholder transactions were processed. The NAV and total return presented in the Financial Highlights reflects certain adjustments made to the net assets of the Fund that are necessary under U.S. generally accepted accounting principles.
[4]	The ICE BofA 3-Month U.S. Treasury Bill Index is an unmanaged index that is comprised of a single U.S. Treasury issue with approximately three months to final maturity, purchased at the beginning of each month and held for one full month. Copyright 2021. ICE Data Indices, LLC. All rights reserved. You cannot invest directly in an index.
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund's website, wfam.com..
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
Class R6 and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6  |  Wells Fargo Alternative Risk Premia Fund

Performance highlights (unaudited)
Growth of $1,000,000 investment as of June 30, 20211
[1]	The chart compares the performance of Institutional Class shares since inception with the ICE BofA 3-Month U.S. Treasury Bill Index. The chart assumes a hypothetical investment of $1,000,000 in Institutional Class shares and reflects all operating expenses.
The investment techniques employed by the Fund create leverage. As a result, the sum of the Fund's investment exposures will typically exceed the amount of the Fund's net assets. These exposures may vary over time. We expect gross notional exposure of the Fund to be in a range of 400% to 1200% of the net asset value of the Fund under normal market conditions. Leverage may be significantly different (higher or lower) as deemed necessary by the investment manager. We expect net notional exposure of the Fund to be in a range of -200% to 200% of the net asset value of the Fund under normal market conditions.
Alternative risk premia investment risk is the Fund's ability to achieve its investment objective depending largely upon the portfolio managers' successful evaluation of the risks, potential returns, and correlation properties with respect to the various risk premia in which the Fund invests. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of leverage results in certain risks, including, among others, the likelihood of greater volatility of net asset value. Short selling is generally considered speculative, has the potential for unlimited loss, and may involve leverage. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to subsidiary risk and smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Wells Fargo Alternative Risk Premia Fund  |  7

Performance highlights (unaudited)
MANAGERS' DISCUSSION
Fund highlights
■	The Fund outperformed its benchmark, the ICE BofA 3-Month U.S. Treasury Bill Index, for the 12-month period that ended June 30, 2021.
■	The top contributors included our cross-asset trend strategy (+3.3%), rates value strategy (+3.0%), commodity curve momentum strategy (+2.9%), and commodity carry strategy (+2.7%).
■	The largest detractors included our rates momentum strategy (-1.8%), rates carry strategy (-1.8%), and multi-factor equity strategy (-1.7%).
■	The Fund employs the use of derivatives including but not limited to equity futures, bond futures, commodity futures and currency forwards to achieve its desired exposure in different asset classes (which in turn helps the Fund to arrive at its desired leverage, risk and return target). These derivatives are the most commonly traded instruments on main exchanges and have high liquidity in the event of buying and selling.
Markets recovered, but idiosyncratic risk still remained.
Following an eventful beginning of 2020, markets continued to enjoy ample liquidity from central banks around the globe. The U.S. dollar weakened versus other major currencies, making funding conditions cheap for most investors. With the successful roll-out of the COVID-19 vaccine in the major economies, investors started to rebuild the confidence in a robust economic recovery. Risky assets such as equities and commodities gained with this backdrop, and inflation risk got rekindled as the bond market started to price in a gradual up-tick in inflation expectations. From the factor lens, cheap assets outperformed expensive ones and benefited value strategies. The continuation of benign central bank policies ensured this trend still outperformed. With the rebuild in investor optimism, the leadership in different asset classes got reshuffled to various degrees, therefore hurting strategies such as momentum. In total, the Fund's Institutional Class gained 5.6%.
A new commodity strategy was added and we budget adjusted for the equity strategy.
After observing a dramatic market move in the first half of 2020, we applied a few changes to the portfolio. First, we introduced a new signal in the composite, a commodity mean reversion strategy, during the June 2020 rebalance. This was meant to add further diversification to the existing value bucket. Second, we downsized the allocation to the equity multi-factor strategy, given our observation that the factor investment headwind as well as idiosyncratic risks are currently more pronounced in the equity investing space.
Trend and value outperformed.
Trend and value strategies were the top performers over the past 12 months. Our trend strategy was quick to detect the optimism that was building up in the market. Following the bottom reached in the first half of 2020, most of the risky assets were on a path to recover their previous losses. This was particularly true for equities and commodities. Our trend strategy has since held a long position in these asset classes and they performed well with the continued recovery. A similar positive trend was also observed and harvested in most of the developed market currencies, with the U.S. Federal Reserve (Fed) Board being the most aggressive central bank following the COVID-19 sell-off.
Net asset exposure as of June 30, 2021[1]
	% of net assets
	Long positions	Short positions
Stocks	23	17
Bond futures	99	138
Currency forwards	79	65
Equity index futures	7	0
Commodity futures	19	20
[1]	Figures are subject to change and may have changed since the date specified.
In the value space, after years of underperformance, investors finally turned more attention toward cheap assets and away from expensive ones. One example is in the rates space, where expensive bonds such as U.S. Treasuries underperformed the rest of its developed market peers and essentially reversed its previous outperformance, which was fueled by a more proactive Fed. Other factors such as commodity curve momentum and commodity carry also added value in this benign environment with low funding pressure.
Momentum detracted with leadership change.
As investors’ sentiment shifted, the leadership in multiple asset classes also changed. This was more pronounced in rates and equities. The proactive actions adopted by the Fed

8  |  Wells Fargo Alternative Risk Premia Fund

Performance highlights (unaudited)
pushed the U.S. Treasury market to lead the bond market rally. As inflation risk got reignited following the vaccine program, this relative position got reshuffled, therefore hurting our rates momentum strategy. A similar reshuffle in leadership was also observed in equity markets, particularly during the month of November 2020, when the high effective protection rate was published in the vaccine clinical trial results. This resulted in a huge rotation from the “stay-at-home” factor to “back-to-office,” which was not captured by the quantitative models and dragged down the performance for the equity multi-factor strategy. Rates carry also detracted over the past 12 months, with investors’ attention more driven toward the value factor.
There is a path to normalization, but with risk.
As markets became calmer over the past 12 months, we believe factor performance will gradually convert to their long-run average. However, we are cautious of the risks ahead for a few considerations. First, the optimism built in the market was largely due to the successful roll-out for the COVID-19 vaccine program. As the scientific world is still learning the behavior of the new coronavirus, any upside/downside surprise discovery can still shake the market in either direction. For factor investing, although we don’t try to bet on the direction of the pandemic or market, such dramatic shift in sentiment can still drive asset prices and introduce idiosyncratic risks to the strategy (such as that which occurred in March 2020 and November 2020). Second, the unconventional policy tools adopted by central banks over the past decade (and in particular over the past 12 months) and how they manage the unwinding is still uncharted water for factor investing, which can again positively or negatively affect performance. Therefore, we continue to stress our active downside risk mitigation and aim to be vigilant in monitoring events coming our way.

Wells Fargo Alternative Risk Premia Fund  |  9

Consolidated fund expenses (unaudited)
As a shareholder of the Fund, you incur ongoing costs, including management fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from January 1, 2021 to June 30, 2021.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
	Beginning account value 1-1-2021	Ending account value 6-30-2021	Consolidated expenses paid during the period[1]	Annualized net expense ratio
Class R6
Actual	$1,000.00	$1,074.68	$3.19	0.62%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.72	$3.11	0.62%
Institutional Class
Actual	$1,000.00	$1,073.51	$3.70	0.72%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.22	$3.61	0.72%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10  |  Wells Fargo Alternative Risk Premia Fund

Consolidated portfolio of investments—June 30, 2021

	Yield	Shares	Value
Short-term investments: 68.55%
Investment companies: 26.75%
Wells Fargo Government Money Market Fund Select Class ♠∞*	0.03%	19,278,685	$19,278,685

			Maturity date	Principal
U.S. Treasury securities: 41.80%
U.S. Treasury Bill ☼		0.04	7-15-2021	$14,900,000	14,899,739
U.S. Treasury Bill ☼		0.05	7-29-2021	10,919,000	10,918,595
U.S. Treasury Bill ☼#		0.05	9-30-2021	4,299,000	4,298,429
					30,116,763
Total Short-term investments (Cost $49,395,541)					49,395,448
Total investments in securities (Cost $49,395,541)	68.55%				49,395,448
Other assets and liabilities, net	31.45				22,664,176
Total net assets	100.00%				$72,059,624

♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
*	A portion of the holding represents an investment held in Alt Risk Premia Special Investments (Cayman) Ltd., the consolidated entity.
∞	The rate represents the 7-day annualized yield at period end.
☼	Zero coupon security. The rate represents the current yield to maturity.
#	All or a portion of this security is segregated as collateral for investments in derivative instruments.
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliates of the Fund at the beginning of the period or the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	% of net assets	Shares, end of period	Income from affiliated securities
Short-term investments
Wells Fargo Government Money Market Fund Select Class	$7,855,265	$168,699,238	$(157,275,818)	$0	$0	$19,278,685	26.75%	19,278,685	$8,577
The accompanying notes are an integral part of these consolidated financial statements.

Wells Fargo Alternative Risk Premia Fund  |  11

Consolidated portfolio of investments—June 30, 2021

Forward foreign currency contracts
Currency to be received	Currency to be delivered	Counterparty	Settlement date	Unrealized gains	Unrealized losses
25,215,753,000 IDR	1,761,738 USD	Goldman Sachs International	7-21-2021	$ 0	$ (25,301)
13,956,000 CAD	11,530,749 USD	Goldman Sachs International	7-21-2021	0	(272,413)
1,441,000 NZD	1,033,805 USD	Goldman Sachs International	7-21-2021	0	(26,582)
23,570,000 CZK	1,129,717 USD	Goldman Sachs International	7-21-2021	0	(33,885)
214,498,000 HUF	753,347 USD	Goldman Sachs International	7-21-2021	0	(29,705)
5,145,000 GBP	7,263,119 USD	Goldman Sachs International	7-21-2021	0	(145,629)
88,378,000 RUB	1,214,933 USD	Goldman Sachs International	7-21-2021	0	(9,665)
844,000 BRL	165,946 USD	Goldman Sachs International	7-21-2021	3,397	0
5,932,092 USD	48,950,000 SEK	Goldman Sachs International	7-21-2021	211,349	0
6,683,496 USD	55,260,000 NOK	Goldman Sachs International	7-21-2021	264,871	0
11,437,102 USD	10,236,000 CHF	Goldman Sachs International	7-21-2021	368,523	0
6,804,000 EUR	8,297,873 USD	Goldman Sachs International	7-21-2021	0	(226,832)
272,753,000 INR	3,723,540 USD	Goldman Sachs International	7-22-2021	0	(61,586)
39,590,000 MXN	2,003,500 USD	Goldman Sachs International	7-21-2021	0	(22,080)
673,452,000 KRW	603,371 USD	Goldman Sachs International	7-21-2021	0	(5,427)
494,339,000 JPY	4,511,528 USD	Goldman Sachs International	7-21-2021	0	(61,149)
2,375,487 USD	8,722,000 PLN	Goldman Sachs International	7-21-2021	87,818	0
10,872,457 USD	14,063,000 AUD	Goldman Sachs International	7-21-2021	324,878	0
986,975 USD	711,017,000 CLP	Goldman Sachs International	7-21-2021	19,266	0
34,518,000 ZAR	2,510,806 USD	Goldman Sachs International	7-21-2021	0	(99,266)
				$1,280,102	$(1,019,520)
The accompanying notes are an integral part of these consolidated financial statements.

12  |  Wells Fargo Alternative Risk Premia Fund

Consolidated portfolio of investments—June 30, 2021

Futures contracts
Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
CAC 40 Index	5	7-16-2021	$ 391,575	$ 385,665	$ 0	$ (5,910)
London Metal Exchange Aluminium Futures**	2	7-19-2021	119,947	125,975	6,028	0
London Metal Exchange Copper Futures**	7	7-19-2021	1,726,227	1,638,613	0	(87,614)
London Metal Exchange Lead Futures**	8	7-19-2021	433,338	452,800	19,462	0
London Metal Exchange Nickel Futures**	6	7-19-2021	639,163	655,416	16,253	0
London Metal Exchange Zinc Futures**	8	7-19-2021	595,487	594,050	0	(1,437)
WTI Crude Futures**	12	7-20-2021	843,879	881,640	37,761	0
Brent Crude Futures**	6	7-30-2021	425,655	447,720	22,065	0
Gasoline RBOB Futures**	8	7-30-2021	733,481	753,245	19,764	0
NY Harbor Ultra-Low Sulfur Diesel Futures**	18	7-30-2021	1,568,381	1,608,995	40,614	0
Low Sugar Gas Oil Futures**	8	8-12-2021	477,021	478,600	1,579	0
TOPIX Index	2	9-9-2021	353,047	349,791	0	(3,256)
10-Year Japanese Treasury Bonds	8	9-13-2021	10,907,488	10,923,264	15,776	0
Corn Futures**	67	9-14-2021	1,984,974	2,007,488	22,514	0
KC Hard Red Winter Wheat Futures**	4	9-14-2021	127,215	131,800	4,585	0
10-Year Australian Treasury Bonds	197	9-15-2021	20,874,839	20,859,286	0	(15,553)
Cocoa Futures**	3	9-15-2021	72,732	71,670	0	(1,062)
S&P/TSX 60 Index	2	9-16-2021	383,481	388,093	4,612	0
SPI 200 Index	3	9-16-2021	407,174	406,267	0	(907)
DAX Futures Index	1	9-17-2021	464,639	460,308	0	(4,331)
E-Mini Nasdaq 100 Index	1	9-17-2021	279,734	290,980	11,246	0
E-Mini Russell 2000 Index	2	9-17-2021	233,065	230,780	0	(2,285)
E-Mini S&P 500 Index	2	9-17-2021	423,670	428,860	5,190	0
Euro STOXX 50 Futures	8	9-17-2021	391,079	384,705	0	(6,374)
FTSE 100 Index	4	9-17-2021	392,368	386,245	0	(6,123)
MSCI Emerging Markets Index	5	9-17-2021	343,662	341,200	0	(2,462)
Long Gilt Bonds	141	9-28-2021	24,729,237	24,985,302	256,065	0
Silver Futures**	1	9-28-2021	130,738	130,970	232	0
Soybean Meal Futures**	1	12-14-2021	36,914	38,170	1,256	0
Soybean Oil Futures**	57	12-14-2021	1,823,739	2,146,392	322,653	0
Short
London Metal Exchange Aluminium Futures**	(18)	7-19-2021	(1,087,521)	(1,133,775)	0	(46,254)
London Metal Exchange Lead Futures**	(27)	7-19-2021	(1,448,525)	(1,528,200)	0	(79,675)
London Metal Exchange Zinc Futures**	(10)	7-19-2021	(730,143)	(742,563)	0	(12,420)
Natural Gas Futures**	(17)	7-28-2021	(568,594)	(620,500)	0	(51,906)
Lean Hogs Futures**	(5)	8-13-2021	(216,211)	(206,500)	9,711	0
Gold 100 Ounces Futures**	(6)	8-27-2021	(1,124,240)	(1,062,960)	61,280	0
Live Cattle Futures**	(62)	8-31-2021	(2,970,803)	(3,043,580)	0	(72,777)
Euro-Bund Futures	(178)	9-8-2021	(36,224,716)	(36,431,675)	0	(206,959)
Wheat Futures**	(51)	9-14-2021	(1,731,259)	(1,732,725)	0	(1,466)
Coffee C Futures**	(9)	9-20-2021	(539,796)	(539,156)	640	0
10-Year Canadian Treasury Bonds	(127)	9-21-2021	(14,752,983)	(14,908,874)	0	(155,891)
10-Year U.S. Treasury Notes	(209)	9-21-2021	(27,497,449)	(27,692,500)	0	(195,051)
Sugar #11 World Futures**	(42)	9-30-2021	(807,514)	(841,546)	0	(34,032)
Soybean Futures**	(7)	11-12-2021	(468,336)	(489,650)	0	(21,314)
Cotton #2 Futures**	(14)	12-8-2021	(591,631)	(594,300)	0	(2,669)
					$879,286	$(1,017,728)

**	Represents an investment held in Alt Risk Premia Special Investments (Cayman) Ltd., the consolidated entity.
The accompanying notes are an integral part of these consolidated financial statements.

Wells Fargo Alternative Risk Premia Fund  |  13

Consolidated portfolio of investments—June 30, 2021

OTC swap contracts
Reference asset/index	Counterparty	Payment frequency	Maturity date	Notional amount	Value	Unrealized gains	Unrealized losses
Synthetic total return swap†	Goldman Sachs International	Monthly	2-1-2024	$3,447,487	$3,611,416	$163,929	$0

†	The Fund receives or pays the difference between the total return on a portfolio of long and short positions underlying the total return swap and the return on a specified benchmark (either the Federal Funds Effective Rate or the One Month LIBOR), plus or minus a spread in a typical range of 20-75 basis points (bps; 100 bps equal 1.00%). The spread is determined based upon the country and/or currency of the individual underlying positions. Certain short positions may be subject to higher market rates.
The following table represents the component disclosures associated with the synthetic total return swap basket as of the end of the period.
Reference asset	Shares	Value	% of swap basket value
Long positions
Common stocks
Communication services
Diversified telecommunication services
PCCW Limited	196,000	$ 102,742	2.84%
Spark New Zealand Limited	32,364	108,588	3.01
United Internet AG	2,317	94,730	2.62
Interactive media & services
Kakaku.com Incorporated	3,000	90,598	2.51
Media
CyberAgent Incorporated	4,000	85,872	2.38
Hakuhodo DY Holdings Incorporated	7,200	111,731	3.09
		594,261
Consumer discretionary
Automobiles
Mazda Motor Corporation	5,800	54,505	1.51
Hotels, restaurants & leisure
Domino's Pizza Incorporated	196	91,432	2.53
La Francaise Des Jeux SA	3,867	227,339	6.30
McDonald's Holdings Company Japan Limited	1,300	57,338	1.59
Internet & direct marketing retail
Hellofresh SE	553	53,756	1.49
ZOZO Incorporated	2,400	81,552	2.26
Specialty retail
Shimamura Company Limited	1,100	105,549	2.92
Tractor Supply Company	329	61,214	1.70
Textiles, apparel & luxury goods
Pandora AS	501	67,346	1.86
		800,031
Consumer staples
Beverages
Remy Cointreau SA	315	65,028	1.80
Food & staples retailing
The Kroger Company	1,817	69,609	1.93
The accompanying notes are an integral part of these consolidated financial statements.

14  |  Wells Fargo Alternative Risk Premia Fund

Consolidated portfolio of investments—June 30, 2021

Reference asset	Shares	Value	% of swap basket value
Long positions (continued)
Food products
Archer Daniels Midland Company	3,261	$ 197,617	5.47%
Bunge Limited	2,529	197,641	5.47
Calbee Incorporated	3,500	80,715	2.23
John B. Sanfilippo & Son Incorporated	464	41,096	1.14
NH Foods Limited	3,500	136,100	3.77
Household products
The Clorox Company	451	81,139	2.25
Personal products
Pola Orbis Holdings Incorporated	3,600	95,075	2.63
Tobacco
Swedish Match AB	14,570	124,247	3.44
		1,088,267
Energy
Oil, gas & consumable fuels
ENEOS Holdings Incorporated	57,800	241,876	6.70
Idemitsu Kosan Company Limited	8,600	207,694	5.75
		449,570
Financials
Capital markets
Cboe Global Markets Incorporated	549	65,358	1.81
FactSet Research Systems Incorporated	180	60,410	1.67
SEI Investments Company	2,370	146,869	4.07
T. Rowe Price Group Incorporated	350	69,290	1.92
Insurance
Direct Line Insurance Group plc	25,268	99,617	2.76
Erie Indemnity Company Class A	442	85,461	2.37
Medibank Private Limited	87,177	206,596	5.72
Mortgage REITs
AGNC Investment Corporation	6,955	117,470	3.25
Dynex Capital Incorporated REIT	2,260	42,172	1.17
		893,243
Health care
Biotechnology
Genus plc	761	52,213	1.45
Health care equipment & supplies
IDEXX Laboratories Incorporated	178	112,416	3.11
West Pharmaceutical Services Incorporated	260	93,366	2.59
Health care providers & services
Molina Healthcare Incorporated	320	80,979	2.24
Health care technology
Cerner Corporation	1,183	92,463	2.56
Pharmaceuticals
Hikma Pharmaceuticals plc	3,092	104,619	2.90
Ipsen SA	1,353	140,731	3.90
Jazz Pharmaceuticals plc	489	86,866	2.41
Orion Oyj Class B	3,572	153,537	4.25
		917,190
The accompanying notes are an integral part of these consolidated financial statements.

Wells Fargo Alternative Risk Premia Fund  |  15

Consolidated portfolio of investments—June 30, 2021

Reference asset	Shares	Value	% of swap basket value
Long positions (continued)
Industrials
Aerospace & defense
Huntington Ingalls Industries Incorporated	546	$ 115,070	3.19%
Air freight & logistics
C.H. Robinson Worldwide Incorporated	1,160	108,657	3.01
Expeditors International of Washington Incorporated	737	93,304	2.58
Building products
A.O. Smith Corporation	826	59,522	1.65
Lennox International Incorporated	417	146,284	4.05
Commercial services & supplies
Securitas AB Class B	8,238	130,047	3.60
Industrial conglomerates
DCC plc	1,782	145,881	4.04
Professional services
Adecco SA	1,515	102,927	2.85
Kforce Incorporated	867	54,560	1.51
Persol Holdings Company Limited	9,000	177,821	4.92
Randstad Holdings NV	2,338	178,812	4.95
Robert Half International Incorporated	1,847	164,328	4.55
Road & rail
AMERCO	200	117,880	3.26
J.B. Hunt Transport Services Incorporated	1,486	242,144	6.70
Knight-Swift Transportation Holdings Incorporated	2,261	102,785	2.85
Landstar System Incorporated	257	40,611	1.12
Nippon Express Company Limited	500	38,076	1.05
Old Dominion Freight Line Incorporated	526	133,499	3.70
Trading companies & distributors
Toromont Industries Limited	2,600	226,525	6.27
		2,378,733
Information technology
Electronic equipment, instruments & components
Arrow Electronics Incorporated	1,800	204,894	5.67
IT services
Broadridge Financial Solutions Incorporated	1,071	172,999	4.79
EPAM Systems Incorporated	74	37,811	1.05
SCSK Corporation	1,600	95,342	2.64
The Western Union Company	4,052	93,074	2.58
Software
TIS Incorporated	4,400	112,361	3.11
Technology hardware, storage & peripherals
Logitech International SA	958	116,068	3.21
		832,549
Materials
Chemicals
Johnson Matthey plc	2,219	94,327	2.61
Mitsubishi Gas Chemical Company Incorporated	4,100	86,949	2.41
Tosoh Corporation	5,500	94,856	2.63
Umicore SA	662	40,426	1.12
Metals & mining
EVRAZ plc	19,775	161,940	4.48
		478,498
The accompanying notes are an integral part of these consolidated financial statements.

16  |  Wells Fargo Alternative Risk Premia Fund

Consolidated portfolio of investments—June 30, 2021

Reference asset	Shares	Value	% of swap basket value
Long positions (continued)
Real estate
Equity REITs
Extra Space Storage Incorporated	767	$ 125,650	3.48%
Suntec REIT	71,700	77,848	2.16
Real estate management & development
Daito Trust Construction Company Limited	1,500	164,049	4.54
FirstService Corporation	1,700	291,576	8.07
		659,123
Utilities
Electric utilities
NRG Energy Incorporated	2,558	103,087	2.85
Gas utilities
UGI Corporation	3,524	163,196	4.52
Independent power & renewable electricity producers
Uniper SE	2,689	99,034	2.74
Multi-utilities
ATCO Limited Class I	7,200	255,334	7.07
		620,651

Short positions
Common stocks
Communication services
Entertainment
Live Nation Entertainment Incorporated	(670)	$ (58,685)	(1.62)%
Media
Informa plc	(9,439)	(65,494)	(1.81)
		(124,179)
Consumer discretionary
Automobiles
Toyota Motor Corporation	(2,200)	(192,286)	(5.32)
Hotels, restaurants & leisure
Booking Holdings Incorporated	(20)	(43,762)	(1.21)
Las Vegas Sands Corporation	(1,516)	(79,878)	(2.21)
Oriental Land Company Limited	(300)	(42,747)	(1.18)
Whitbread plc	(1,417)	(61,195)	(1.69)
Household durables
Sony Corporation	(1,900)	(184,963)	(5.12)
Internet & direct marketing retail
Delivery Hero SE	(434)	(57,328)	(1.59)
Just Eat Takeaway.com NV	(865)	(79,869)	(2.21)
Rakuten Incorporated	(11,200)	(126,422)	(3.50)
Leisure products
Heiwa Corporation	(2,700)	(47,805)	(1.32)
Specialty retail
Fast Retailing Company Limited	(100)	(75,278)	(2.08)
The accompanying notes are an integral part of these consolidated financial statements.

Wells Fargo Alternative Risk Premia Fund  |  17

Consolidated portfolio of investments—June 30, 2021

Reference asset	Shares	Value	% of swapbasket value
Short positions (continued)
Textiles, apparel & luxury goods
EssilorLuxottica SA	(255)	$ (47,060)	(1.30)%
LVMH Moet Hennessy Louis Vuitton SE	(75)	(58,810)	(1.63)
		(1,097,403)
Consumer staples
Beverages
Anheuser Busch InBev SA	(1,729)	(124,670)	(3.45)
Food & staples retailing
Lawson Products Incorporated	(1,200)	(55,520)	(1.54)
		(180,190)
Energy
Oil, gas & consumable fuels
TC Energy Corporation	(3,000)	(148,451)	(4.11)
Financials
Banks
Bank of America Corporation	(1,264)	(52,115)	(1.44)
HSBC Holdings plc	(20,300)	(117,182)	(3.24)
UniCredit SpA	(7,728)	(91,177)	(2.52)
Capital markets
Brookfield Asset Management Incorporated Class A	(3,800)	(193,863)	(5.37)
CME Group Incorporated	(438)	(93,154)	(2.58)
Deutsche Boerse AG	(865)	(150,979)	(4.18)
Japan Exchange Group Incorporated	(1,700)	(37,796)	(1.05)
London Stock Exchange Group PLC	(614)	(67,693)	(1.87)
Macquarie Group Limited	(364)	(42,703)	(1.18)
Natixis SA	(8,968)	(42,535)	(1.18)
The Charles Schwab Corporation	(705)	(51,331)	(1.42)
Consumer finance
American Express Company	(548)	(90,546)	(2.51)
Diversified financial services
Berkshire Hathaway Incorporated Class B	(355)	(98,662)	(2.73)
Insurance
Allianz SE	(342)	(85,282)	(2.36)
Japan Post Holdings Company Limited	(30,600)	(250,733)	(6.94)
Legal & General Group plc	(18,190)	(64,818)	(1.79)
Prudential plc	(5,464)	(103,814)	(2.87)
		(1,634,383)
Health care
Biotechnology
Alnylam Pharmaceuticals Incorporated	(306)	(51,873)	(1.44)
Health care equipment & supplies
Boston Scientific Corporation	(1,711)	(73,162)	(2.03)
		(125,035)
Industrials
Aerospace & defense
Raytheon Technologies Corporation	(1,472)	(125,576)	(3.48)
Building products
Assa Abloy AB Class B	(5,222)	(157,305)	(4.36)
Nibe Industrier AB Series B	(8,228)	(86,548)	(2.40)
The accompanying notes are an integral part of these consolidated financial statements.

18  |  Wells Fargo Alternative Risk Premia Fund

Consolidated portfolio of investments—June 30, 2021

Reference asset	Shares	Value	% of swapbasket value
Short positions (continued)
Construction & engineering
Vinci SA	(1,339)	$ (142,879)	(3.96)%
Electrical equipment
Sunrun Incorporated	(1,010)	(56,338)	(1.56)
Machinery
SMC Corporation	(200)	(118,187)	(3.27)
Marine
AP Moller-Maersk AS	(37)	(102,777)	(2.85)
Professional services
Costar Group Incorporated	(790)	(65,428)	(1.81)
Experian plc	(2,556)	(98,505)	(2.73)
Thomson Reuters Corporation	(1,200)	(119,197)	(3.30)
Road & rail
Central Japan Railway Company	(700)	(106,170)	(2.94)
East Japan Railway Company	(2,800)	(199,789)	(5.53)
John Laing Group plc	(8,413)	(46,528)	(1.29)
Uber Technologies Incorporated	(1,667)	(83,550)	(2.31)
		(1,508,777)
Information technology
Electronic equipment, instruments & components
Hexagon AB Series B	(6,629)	(98,218)	(2.72)
Horiba Limited	(800)	(51,848)	(1.44)
Keyence Corporation	(500)	(252,352)	(6.99)
Kyocera Corporation	(3,300)	(204,009)	(5.65)
IT services
Fidelity National Information Service	(1,120)	(158,670)	(4.39)
Fiserv Incorporated	(1,253)	(133,933)	(3.71)
Global Payments Incorporated	(784)	(147,031)	(4.07)
Okta Incorporated	(204)	(49,915)	(1.38)
Twilio Incorporated Class A	(118)	(46,511)	(1.29)
Visa Incorporated Class A	(244)	(57,052)	(1.58)
Semiconductors & semiconductor equipment
Intel Corporation	(1,281)	(71,915)	(1.99)
Nvidia Corporation	(122)	(97,612)	(2.70)
Software
Proofpoint Incorporated	(239)	(41,529)	(1.15)
salesforce.com Incorporated	(319)	(77,922)	(2.16)
Splunk Incorporated	(576)	(83,278)	(2.31)
		(1,571,795)
Materials
Chemicals
Air Liquide SA	(217)	(37,994)	(1.05)
Dupont De Nemours Incorporated	(502)	(38,860)	(1.08)
Linde plc	(638)	(184,446)	(5.11)
Nippon Paint Holdings Company Limited	(7,200)	(97,733)	(2.71)
Shin-Etsu Chemical Company Limited	(400)	(66,898)	(1.85)
Metals & mining
Barrick Gold Corporation	(2,900)	(59,984)	(1.66)
Franco-Nevada Corporation	(700)	(101,584)	(2.81)
Ivanhoe Mines Limited Class A	(6,300)	(45,486)	(1.26)
		(632,985)
The accompanying notes are an integral part of these consolidated financial statements.

Wells Fargo Alternative Risk Premia Fund  |  19

Consolidated portfolio of investments—June 30, 2021

Reference asset	Shares	Value	% of swapbasket value
Short positions (continued)
Real estate
Equity REITs
Kilroy Realty Corporation	(546)	$ (38,023)	(1.05)%
Utilities
Independent power & renewable electricity producers
Brookfield Renewable Corporation Class A	(900)	(37,812)	(1.05)

Abbreviations:
REIT	Real estate investment trust
The accompanying notes are an integral part of these consolidated financial statements.

20  |  Wells Fargo Alternative Risk Premia Fund

Consolidated statement of assets and liabilities—June 30, 2021

Assets
Investments in unaffiliated securities, at value (cost $30,116,856)	$ 30,116,763
Investments in affiliated securites, at value (cost $19,278,685)	19,278,685
Cash	321,034
Cash at broker segregated for futures contracts	7,885,297
Receivable for Fund shares sold	14,848,480
Unrealized gains on forward foreign currency contracts	1,280,102
Receivable for daily variation margin on open futures contracts	324,106
Unrealized gains on swap contracts	163,929
Receivable for interest	401
Receivable from manager	146
Prepaid expenses and other assets	43,020
Total assets	74,261,963
Liabilities
Unrealized losses on forward foreign currency contracts	1,019,520
Due to broker	506,201
Payable for daily variation margin on open futures contracts	426,134
Cash collateral due to broker for forward foreign currency contracts	240,000
Payable for Fund shares redeemed	8,008
Administration fees payable	1,420
Trustees’ fees and expenses payable	1,056
Total liabilities	2,202,339
Total net assets	$72,059,624
Net assets consist of
Paid-in capital	$ 73,461,064
Total distributable loss	(1,401,440)
Total net assets	$72,059,624
Computation of net asset value per share
Net assets – Class R6	$ 72,038,523
Shares outstanding – Class R6[1]	8,514,274
Net asset value per share – Class R6	$8.46
Net assets – Institutional Class	$ 21,101
Shares outstanding – Institutional Class[1]	2,500
Net asset value per share – Institutional Class	$8.44
[1]	The Fund has an unlimited number of authorized shares
The accompanying notes are an integral part of these consolidated financial statements.

Wells Fargo Alternative Risk Premia Fund  |  21

Consolidated statement of operations—year ended June 30, 2021

Investment income
Interest	$ 22,670
Income from affiliated securities	8,577
Total investment income	31,247
Expenses
Management fee	419,592
Administration fees
Class R6	20,974
Institutional Class	26
Custody and accounting fees	69,185
Professional fees	89,532
Registration fees	52,441
Shareholder report expenses	31,217
Trustees’ fees and expenses	21,243
Other fees and expenses	61,560
Total expenses	765,770
Less: Fee waivers and/or expense reimbursements
Fund-level	(332,168)
Institutional Class	(4)
Net expenses	433,598
Net investment loss	(402,351)
Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	(80,923)
Forward foreign currency contracts	135,301
Futures contracts	3,865,063
Swap contracts	(1,817,951)
Net realized gains on investments	2,101,490
Net change in unrealized gains (losses) on
Unaffiliated securities	(30,161)
Forward foreign currency contracts	784,186
Futures contracts	170,594
Swap contracts	4,684
Net change in unrealized gains (losses) on investments	929,303
Net realized and unrealized gains (losses) on investments	3,030,793
Net increase in net assets resulting from operations	$ 2,628,442
The accompanying notes are an integral part of these consolidated financial statements.

22  |  Wells Fargo Alternative Risk Premia Fund

Consolidated statement of changes in net assets

	Year ended June 30, 2021		Year ended June 30, 2020
Operations
Net investment income (loss)		$ (402,351)		$ 907,712
Net realized gains (losses) on investments		2,101,490		(16,733,363)
Net change in unrealized gains (losses) on investments		929,303		(966,567)
Net increase (decrease) in net assets resulting from operations		2,628,442		(16,792,218)
Distributions to shareholders from
Net investment income and net realized gains
Class R6		0		(1,035,896)
Institutional Class		0		(233)
Total distributions to shareholders		0		(1,036,129)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class R6	6,163,717	50,264,988	8,031,702	77,333,419
Reinvestment of distributions
Class R6	0	0	64,136	622,954
Payment for shares redeemed
Class R6	(5,848,516)	(46,618,904)	(3,894,265)	(33,323,865)
Net increase in net assets resulting from capital share transactions		3,646,084		44,632,508
Total increase in net assets		6,274,526		26,804,161
Net assets
Beginning of period		65,785,098		38,980,937
End of period		$ 72,059,624		$ 65,785,098
The accompanying notes are an integral part of these consolidated financial statements.

Wells Fargo Alternative Risk Premia Fund  |  23

Consolidated financial highlights
(For a share outstanding throughout each period)
	Year ended June 30
Class R6	2021	2020	2019 [1]
Net asset value, beginning of period	$8.02	$9.75	$10.00
Net investment income (loss)	(0.05) [2]	0.10	0.07
Net realized and unrealized gains (losses) on investments	0.49	(1.73)	(0.32)
Total from investment operations	0.44	(1.63)	(0.25)
Distributions to shareholders from
Net investment income	0.00	(0.03)	0.00
Net realized gains	0.00	(0.07)	0.00
Total distributions to shareholders	0.00	(0.10)	0.00
Net asset value, end of period	$8.46	$8.02	$9.75
Total return[3]	5.49%	(16.78)%	(2.50)%
Ratios to average net assets (annualized)
Gross expenses	1.09%	1.04%	1.56%
Net expenses	0.62%	0.62%	0.62%
Net investment income (loss)	(0.58)%	1.03%	1.78%
Supplemental data
Portfolio turnover rate	0%	0%	0%
Net assets, end of period (000s omitted)	$72,039	$65,765	$38,957

[1]	For the period from January 29, 2019 (commencement of class operations) to June 30, 2019
[2]	Calculated based upon average shares outstanding
[3]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these consolidated financial statements.

24  |  Wells Fargo Alternative Risk Premia Fund

Consolidated financial highlights
(For a share outstanding throughout each period)
	Year ended June 30
Institutional Class	2021	2020	2019 [1]
Net asset value, beginning of period	$8.02	$9.74	$10.00
Net investment income (loss)	(0.05)	0.09	0.07
Net realized and unrealized gains (losses) on investments	0.47	(1.72)	(0.33)
Total from investment operations	0.42	(1.63)	(0.26)
Distributions to shareholders from
Net investment income	0.00	(0.02)	0.00
Net realized gains	0.00	(0.07)	0.00
Total distributions to shareholders	0.00	(0.09)	0.00
Net asset value, end of period	$8.44	$8.02	$9.74
Total return[2]	5.24%	(16.87)%	(2.60)%
Ratios to average net assets (annualized)
Gross expenses	1.21%	1.15%	1.68%
Net expenses	0.72%	0.72%	0.72%
Net investment income (loss)	(0.68)%	0.95%	1.69%
Supplemental data
Portfolio turnover rate	0%	0%	0%
Net assets, end of period (000s omitted)	$21	$20	$24

[1]	For the period from January 29, 2019 (commencement of class operations) to June 30, 2019
[2]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these consolidated financial statements.

Wells Fargo Alternative Risk Premia Fund  |  25

Notes to consolidated financial statements
1. ORGANIZATION
Wells Fargo Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These consolidated financial statements report on the Wells Fargo Alternative Risk Premia Fund (the "Fund") which is a diversified series of the Trust.
On February 23, 2021, Wells Fargo & Company announced that it has entered into a definitive agreement to sell Wells Fargo Asset Management ("WFAM") to GTCR LLC and Reverence Capital Partners, L.P. WFAM is the trade name used by the asset management businesses of Wells Fargo & Company and includes Wells Fargo Funds Management, LLC, the investment manager to the Fund, Wells Capital Management, LLC and Wells Fargo Asset Management (International) Limited, both registered investment advisers providing sub-advisory services to certain funds, and Wells Fargo Funds Distributor, LLC, the Fund's principal underwriter. As part of the transaction, Wells Fargo & Company will own a 9.9% equity interest and will continue to serve as an important client and distribution partner.
Consummation of the transaction will result in the automatic termination of the Fund's investment management agreement and subadvisory agreements. The Fund's Board of Trustees approved a new investment management and new subadvisory agreements and approved submitting the agreements to the Fund’s shareholders for approval at a special meeting of shareholders expected to be held on August 16, 2021. Shareholders of record of the Fund at the close of business on May 28, 2021 are entitled to vote at the meeting. If shareholders approve the new agreements, they would take effect upon the closing of the transaction. The transaction is expected to close in the second half of 2021, subject to customary closing conditions.
2. INVESTMENT IN SUBSIDIARY
The Fund invests in direct or indirect investments in various derivatives, including commodity-linked derivatives, through Alt Risk Premia Special Investments (Cayman) Ltd. (the “Subsidiary”), a wholly owned subsidiary incorporated on October 2, 2018 under the laws of the Cayman Islands as an exempted segregated portfolio company with limited liability. As of June 30, 2021, the Subsidiary had $9,166,302 of investments in affiliates and cash at broker segregated for futures contacts representing 101.30% of its net assets. The Fund is the sole shareholder of the Subsidiary. As of June 30, 2021, the Fund held $9,045,390 in the Subsidiary, representing 12.55% of the Fund’s net assets prior to consolidation.
The consolidated financial statements of the Fund include the financial results of the Subsidiary. The Consolidated Portfolio of Investments includes positions of the Fund and the Subsidiary and the consolidated financial statements include the accounts of the Fund and the Subsidiary. Accordingly, all interfund balances and transactions between the Fund and the Subsidiary have been eliminated in consolidation.
3. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the consolidated financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
Forward foreign currency contracts are recorded at the forward rate provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC ("Funds Management").

26  |  Wells Fargo Alternative Risk Premia Fund

Notes to consolidated financial statements
Swap contracts are valued at the evaluated price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Investments in registered open-end investment companies are valued at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.
Foreign currency translation
The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.
Forward foreign currency contracts
A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contracts. The Fund is subject to foreign currency risk and may be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund's maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.
Futures contracts
Futures contracts are agreements between the Fund and the Subsidiary and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price and on a specified date. The Fund and the Subsidiary may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates, security values, commodity prices and foreign exchange rates and is subject to interest rate risk, equity price risk, commodity price risk and foreign currency risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the Subsidiary and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund and the Subsidiary since futures contracts are exchange traded and the exchange’s clearinghouse, as the counterparty to all exchange traded futures, guarantees the futures contracts against default.
Upon entering into a futures contracts, the Fund and the Subsidiary are required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Consolidated Statement of Assets and Liabilities. Should the Fund and the Subsidiary fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s and the Subsidiary's payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Consolidated Statement of Operations.

Wells Fargo Alternative Risk Premia Fund  |  27

Notes to consolidated financial statements
Swap contracts
Swap contracts are agreements between the Fund and a counterparty to exchange a series of cash flows over a specified period. Swap agreements are privately negotiated contracts between the Fund that are entered into as bilateral contracts in the over-the-counter ("OTC") market (“OTC swaps”) or centrally cleared with a central clearinghouse.
The Fund entered into OTC swaps. For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Consolidated Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuations in market value are recorded as unrealized gains or losses on swap contracts in the Consolidated Statement of Assets and Liabilities. Payments received or paid are recorded in the Consolidated Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the cost basis of the contract is the premium received or paid.
Total return basket swaps
The Fund may enter into total return basket swap contracts to obtain exposure to a custom basket of long and short securities without owning such securities. The Fund has the ability to trade in and out of the long and short positions within the swap and receives the economic benefits and risks equivalent to direct investments in these positions. Under the terms of the contract, the Fund and the counterparty exchange periodic payments based on the total return of reference assets within a basket for a specified interest rate. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. To the extent the total return of the reference assets exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from, or make a payment to, the counterparty. Positions within the swap are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Fund and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses on swap contracts in the Consolidated Statement of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.
The Fund is exposed to risks if the counterparty defaults on its obligation to perform, or if there are unfavorable changes in the fluctuation of interest rates or in the price of the reference securities in the basket. In addition to counterparty credit risk, the Fund is subject to liquidity risk if there is no market for the contracts and is exposed to the market risk associated with the reference securities in the basket.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.
Distributions to shareholders
Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

28  |  Wells Fargo Alternative Risk Premia Fund

Notes to consolidated financial statements
The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of June 30, 2021, the aggregate cost of all investments for federal income tax purposes was $50,058,359 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$ 8,627
Gross unrealized losses	(385,469)
Net unrealized losses	$(376,842)
Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent differences causing such reclassification are due to losses from a controlled foreign corporation and a net operating loss. At June 30, 2021, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Consolidated Statement of Assets and Liabilities:
Paid-in capital	Total distributable loss
$(9,944,633)	$9,944,633
As of June 30, 2021, the Fund had capital loss carryforwards which consisted of $624,331 in short-term capital losses.
As of June 30, 2021, the Fund had a qualified late-year ordinary loss of $400,318 which will be recognized on the first day of the following fiscal year.
Class allocations
The separate classes of shares offered by the Fund differ principally in administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
4. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Wells Fargo Alternative Risk Premia Fund  |  29

Notes to consolidated financial statements
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of June 30, 2021:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inpouts (level 3)	Total
Assets
Investments in:
Short-term investments
Investment companies	$ 19,278,685	$ 0	$0	$ 19,278,685
U.S. Treasury securities	30,116,763	0	0	30,116,763
	49,395,448	0	0	49,395,448
Forward foreign currency contracts	0	1,280,102	0	1,280,102
Futures contracts	879,286	0	0	879,286
Swap contracts	0	163,929	0	163,929
Total assets	$50,274,734	$1,444,031	$0	$51,718,765
Liabilitites
Forward foreign currency contracts	$ 0	$ 1,019,520	$0	$ 1,019,520
Futures contracts	1,017,728	0	0	1,017,728
Total liabilities	$ 1,017,728	$1,019,520	$0	$ 2,037,248
Futures contracts, forward foreign currency contracts and swap contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the tables following the Consolidated Portfolio of Investments. For futures contracts, the current day’s variation margin is reported on the Consolidated Statement of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.
For the year ended June 30, 2021, the Fund did not have any transfers into/out of Level 3.
5. TRANSACTIONS WITH AFFILIATES
Management fee
Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company ("Wells Fargo"), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadvisers and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $500 million	0.600%
Next $500 million	0.575
Next $2 billion	0.550
Next $2 billion	0.525
Next $5 billion	0.490
Over $10 billion	0.480
For the year ended June 30, 2021, the management fee was equivalent to an annual rate of 0.60% of the Fund’s average daily net assets.
The Subsidiary has entered into a separate advisory contract with Funds Management to manage the investment and reinvestment of its assets in conformity with its investment objectives and restrictions. Under this agreement, the Subsidiary does not pay Funds Management a fee for its services.

30  |  Wells Fargo Alternative Risk Premia Fund

Notes to consolidated financial statements
Funds Management has retained the services of certain subavisers to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management, LLC ("WellsCap") and Wells Fargo Asset Management (International) Limited ("WFAM(I) Ltd"), each an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, serve as subadvisers to the Fund. WellsCap receives a subadvisory fee at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Fund increase. WFAM(I) Ltd receives a subadvisory fee for its asset allocation services at an annual rate of 0.10% of the Fund's average daily net assets and a fee for portfolio management services on the assets it co-manages with WellsCap at an annual rate starting at 0.15% and declining to 0.075%.
Administration fees
Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class R6	0.03%
Institutional Class	0.13
Waivers and/or expense reimbursements
Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management will waive fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has contractually committed through October 31, 2021 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. The contractual expense caps are as follows:
Expense ratio caps
Class R6	0.62%
Institutional Class	0.72
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
6. INVESTMENT PORTFOLIO TRANSACTIONS
For the year ended June 30, 2021, the Fund did not have any purchases and sales of securities, excluding any short-term securities.
7. DERIVATIVE TRANSACTIONS
During the year ended June 30, 2021, in order to provide investors with exposure to sources of excess return (known as alternative risk premia), the Fund and the Subsidiary entered into both long and short positions in equities, fixed income, currencies and commodities directly or with derivatives. The derivative holdings included futures contracts, forward foreign currency contracts and swap contracts.
The volume of the Fund's derivative activity during the year ended June 30, 2021 was as follows:

Wells Fargo Alternative Risk Premia Fund  |  31

Notes to consolidated financial statements
Futures contracts
Average notional balance on long futures	$100,474,473
Average notional balance on short futures	75,613,334
Forward foreign currency contracts
Average contract amounts to buy	$ 87,265,237
Average contract amounts to sell	70,619,190
Swap contracts
Average notional balance	$ 5,771,590
The Fund's swap transactions may contain provisions for early termination in the event the net assets of the Fund declines below specific levels identified by the counterparty. If these levels are triggered, the counterparty may terminate the transaction and seek payment or request full collateralization of the derivative transactions in net liability positions.
A summary of the location of derivative instruments on the financial statements by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of June 30, 2021 by primary risk type was as follows for the Fund:
	Asset derivatives		Liability derivatives
	Consolidated Statement of Assets and Liabilities location	Fair value	Consolidated Statement of Assets and Liabilities location	Fair value
Interest rate risk	Unrealized gains on futures contracts	$ 271,841*	Unrealized losses on futures contracts	$ 573,454*
Commodity risk	Unrealized gains on futures contracts	586,397*	Unrealized losses on futures contracts	412,626*
Equity risk	Unrealized gains on futures contracts	21,048*	Unrealized losses on futures contracts	31,648*
	Unrealized gains on swaps contracts	163,929	Unrealized losses on swaps contracts	0
Foreign currency risk	Unrealized gains on forward foreign currency contracts	1,280,102	Unrealized losses on forward foreign currency contracts	1,019,520
		$2,323,317		$2,037,248
* Amount represents the cumulative unrealized gains (losses) as reported in the table following the Consolidated Portfolio of Investments. For futures contracts, only the current day's variation margin as of June 30, 2021 is reported separately on the Consolidated Statement of Assets and Liabilities.
The effect of derivative instruments on the Consolidated Statement of Operations for the year ended June 30, 2021 was as follows:
	Amount of realized gains (losses) on derivatives
	Futures contracts	Forward foreign currency contracts	Swap contracts	Total
Interest rate risk	$ (818,061)	$ 0	$ 0	$ (818,061)
Commodity risk	3,848,868	0	0	3,848,868
Equity risk	834,256	0	(1,817,951)	(983,695)
Foreign currency risk	0	135,301	0	135,301
	$3,865,063	$135,301	$(1,817,951)	$2,182,413

32  |  Wells Fargo Alternative Risk Premia Fund

Notes to consolidated financial statements
	Change in unrealized gains (losses) on derivatives
	Futures contracts	Forward foreign currency contracts	Swap contracts	Total
Interest rate risk	$ (38,345)	$ 0	$ 0	$ (38,345)
Commodity risk	298,813	0	0	298,813
Equity risk	(89,874)	0	4,684	(85,190)
Foreign currency risk	0	784,186	0	784,186
	$170,594	$784,186	$4,684	$959,464
For certain types of derivative transactions, the Fund and the Subsidiary have entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Fund and the Subsidiary to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund and the Subsidiary under ISDA Master Agreements or similar agreements, if any, are reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, are noted in the Consolidated Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Consolidated Statement of Assets and Liabilities are not offset across transactions between the Fund and the applicable counterparty. A reconciliation of the gross amounts on the Consolidated Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, for OTC derivatives is as follows:
Counterparty	Gross amounts of assets in the Consolidated Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral received	Net amount
Goldman Sachs International	$1,444,031	$(1,019,520)	$(240,000)	$184,511

Counterparty	Gross amounts of liabilities in the Consolidated Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral pledged	Net amount
Goldman Sachs International	$1,019,520	$(1,019,520)	$0	$0
8. BANK BORROWINGS
The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight bank funding rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.
For the year ended June 30, 2021, there were no borrowings by the Fund under the agreement.

Wells Fargo Alternative Risk Premia Fund  |  33

Notes to consolidated financial statements
9. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended June 30, 2021 and June 30, 2020 were as follows:
	Year ended June 30
	2021	2020
Ordinary income	$0	$323,741
Long-term capital gain	0	712,388
As of June 30, 2021, the components of distributable earnings on a tax basis were as follows:
Unrealized losses	Late-year ordinary losses deferred	Capital loss carryforward
$(376,791)	$(400,318)	$(624,331)
10. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
11. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.
12. SUBSEQUENT EVENTS
Wells Fargo Asset Management ("WFAM") announced that it will be changing its company name to Allspring Global Investments upon the closing of the previously announced sale transaction of WFAM by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. The new corporate name is expected to go into effect on the closing date of the transaction, which is anticipated to occur in the second half of 2021, subject to customary closing conditions.
At a meeting held July 15, 2021, the Board of Trustees of the Wells Fargo Funds approved a change in the Fund's name to remove “Wells Fargo” from the Fund's name and replace with “Allspring”. The change is expected to go into effect on October 11, 2021.
Following the closing of the transaction, Wells Fargo Funds Management, LLC, the Fund's investment manager, Wells Capital Management, LLC and Wells Fargo Asset Management (International) Limited, each subadvisers to certain funds, and Wells Fargo Funds Distributor, LLC, the Fund's principal underwriter, will each be rebranded as Allspring.
At a special meeting of shareholders held on August 16, 2021, shareholders of the Fund approved a new investment management and new subadvisory agreements that will be effective at the closing of the sale transaction.

34  |  Wells Fargo Alternative Risk Premia Fund

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Wells Fargo Funds Trust:
Opinion on the Consolidated Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities of Wells Fargo Alternative Risk Premia Fund and subsidiary (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the consolidated portfolio of investments, as of June 30, 2021, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the consolidated financial statements) and the consolidated financial highlights for each of the years in the two-year period then ended and the period from January 29, 2019 (commencement of operations) to June 30, 2019. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the financial position of the Fund as of June 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and the period from January 29, 2019 to June 30, 2019, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and consolidated financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and consolidated financial highlights. Such procedures also included confirmation of securities owned as of June 30, 2021, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and consolidated financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however, we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.
Boston, Massachusetts
August 27, 2021

Wells Fargo Alternative Risk Premia Fund  |  35

Other information (unaudited)
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

36  |  Wells Fargo Alternative Risk Premia Fund

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 139 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Wells Fargo Alternative Risk Premia Fund  |  37

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

38  |  Wells Fargo Alternative Risk Premia Fund

Other information (unaudited)
Officers
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC and Chief Legal Counsel of Wells Fargo Asset Management since 2018. Deputy General Counsel of Wells Fargo Bank, N.A. since 2020 and Assistant General Counsel of Wells Fargo Bank, N.A. from 2018 to 2020. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.
Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

Wells Fargo Alternative Risk Premia Fund  |  39

Board considerations (unaudited)
BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:
Board Considerations – Current Agreements
Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at a Board meeting held on May 17-19, 2021 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Alternative Risk Premia Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management; and (iii) an investment sub-advisory agreement with Wells Fargo Asset Management (International), Limited (“WFAM International”), an affiliate of Funds Management. The investment advisory agreement with Funds Management and the investment sub-advisory agreements with WellsCap and WFAM International (each, a “Sub-Adviser” and together, the “Sub-Advisers”) are collectively referred to as the “Advisory Agreements.”
The Board noted that Wells Fargo & Company recently announced that it had entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”), which includes Funds Management and the Sub-Advisers, to GTCR LLC and Reverence Capital Partners, L.P. and/or their affiliates (the “Transaction”). The Board further noted that the Transaction would result in a change-of-control of Funds Management and the Sub-Advisers, which would be considered to be an assignment that would result in the termination of the Advisory Agreements. In light of the Transaction, the Board separately considered for approval a new investment management agreement with Funds Management and new sub-advisory agreements with the Sub-Advisers (the “New Agreements”) that would replace the Advisory Agreements upon consummation of the Transaction, subject to approval of the New Agreements by the Fund’s shareholders. The Board also considered for approval interim agreements to go into effect in the event shareholders do not approve the New Agreements before the Transaction is completed. The interim agreements would allow the Manager and the Sub-Advisers to continue providing services to the Fund while the Fund continues to seek shareholder approval of the New Agreements. The Board noted that the terms of the interim agreements would be identical to those of the current Advisory Agreements, except for the term and certain escrow provisions.
At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Advisers and the approval of the Advisory Agreements. Prior to the Meeting, including at Board meetings held in April and May 2021, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
In providing information to the Board, Funds Management and the Sub-Advisers were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2021. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Advisers about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Advisers under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent and quality of services
The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Advisers under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among

40  |  Wells Fargo Alternative Risk Premia Fund

Board considerations (unaudited)
other things, a summary of the background and experience of senior management of WFAM, of which Funds Management and the Sub-Advisers are a part, and a summary of investments made in the business of WFAM. The Board also received a description of Funds Management’s and the Sub-Advisers’ business continuity plans, including a summary of the performance of such plans and any changes thereto during the COVID-19 pandemic, and of their approaches to data privacy and cybersecurity. The Board also received and reviewed information about Funds Management’s role as administrator of the Fund’s liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.
The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Funds Management and the Sub-Advisers to attract and retain qualified investment professionals, including research, advisory and supervisory personnel.
The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Advisers. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates. The Board also considered information about retention and back-up arrangements that have been put into place with respect to key personnel of WFAM in connection with the anticipated Transaction, noting that WFAM provided assurances that the announcement and eventual culmination of the Transaction is not expected to result in any diminution in the nature or quality of services provided to the Fund.
Fund investment performance and expenses
The Board considered the investment performance results for the Fund over various time periods ended December 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Class I) was lower than the average investment performance of the Universe for the one-year period under review. The Board also noted that the investment performance of the Fund was lower than its benchmark index, the ICE of BofA U.S. 3-Month Treasury Bill Index, for the one-year period under review. The Board noted the short operational history of the Fund.
The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and benchmark index for the periods identified above. The Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions and market factors that affected the Fund’s investment performance.
The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups for each share class.
The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.
Investment management and sub-advisory fee rates
The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Advisers for investment sub-advisory services.
Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than the sum of these average rates for the Fund’s expense Groups for all share classes.

Wells Fargo Alternative Risk Premia Fund  |  41

Board considerations (unaudited)
The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Advisers for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Advisers, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Advisers, the Board ascribed limited relevance to the allocation of fees between them.
The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Advisers to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Advisers under the Sub-Advisory Agreements was reasonable.
Profitability
The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Board noted that the Sub-Advisers’ profitability information with respect to providing services to the Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.
Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.
Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.
Economies of scale
The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
The Board concluded that Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.
Other benefits to Funds Management and the Sub-Advisers
The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Advisers, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Advisers’ business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.
The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Advisers, fees earned by Funds Management from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Advisers, were unreasonable.

42  |  Wells Fargo Alternative Risk Premia Fund

Board considerations (unaudited)
Conclusion
At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Advisers under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term.

Wells Fargo Alternative Risk Premia Fund  |  43

Board considerations (unaudited)
Board Considerations – New Agreements
Overview of the Board evaluation process
At a meeting held on May 17-19, 2021 (the “Board Meeting”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”, and the series identified below, the “Funds”) approved the continuation of each Fund’s current Investment Management Agreement (the “Current Investment Management Agreement”) and the current Sub-Advisory Agreements (the “Current Sub-Advisory Agreements”, and collectively, the “Current Agreements”).
Wells Fargo Alternative Risk Premia Fund
Wells Fargo Global Investment Grade Credit Fund
Wells Fargo Low Volatility U.S. Equity Fund
Wells Fargo Municipal Sustainability Fund
Wells Fargo Special International Small Cap Fund
Each Trustee on the Board is not an “interested person” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Funds (collectively, the “Independent Trustees”). The process followed by the Board in considering and approving the continuation of the Current Agreements is referred to herein as the “2021 Annual Approval Process.”
As noted above, the closing of the sale of Wells Fargo Asset Management (“WFAM”) to a holding company (“NewCo”) affiliated with private funds of GTCR LLC (“GTCR”) and of Reverence Capital Partners, L.P. (“Reverence Capital”, and such transaction, the “Transaction”) will result in a change of control of Wells Fargo Funds Management LLC (“Funds Management”), Wells Capital Management Incorporated (“Wells Capital”) and Wells Fargo Asset Management (International) Limited (“WFAM(I) Ltd.”, and together with Funds Management and Wells Capital, the “Advisers”), which will be considered to be an “assignment” of each Fund’s Current Agreements under the 1940 Act that will result in the automatic termination of each Fund’s Current Agreements. In light of the expected termination of each Fund’s Current Agreements upon the closing, at the Board Meeting the Board also considered and approved the New Agreements, which are: (i) a new Investment Management Agreement (the “New Investment Management Agreement”) between the Trust, on behalf of each Fund, and Funds Management; (ii) a new Sub-Advisory Agreement (the “New Wells Capital Sub-Advisory Agreement”) among the Trust, on behalf of each Fund, Funds Management and Wells Capital; and (iii) a new Sub-Advisory Agreement (the “New WFAM(I) Ltd Sub-Advisory Agreement”, and collectively, the “New Agreements”) among the Trust, on behalf of Wells Fargo Alternative Risk Premia Fund and Wells Fargo Global Investment Grade Credit Fund, Funds Management and WFAM(I) Ltd (together with Wells Capital, the “Sub-Advisers”), each of which is intended to go into effect upon the closing. The process followed by the Board in reviewing and approving the New Agreements is referred to herein as the “New Agreement Approval Process.”
At a series of meetings held in April and May 2021 (collectively, “April and May 2021 Meetings”) and at the Board Meeting, the Trustees conferred extensively among themselves and with senior representatives of Funds Management, GTCR and Reverence Capital about the New Agreements and related matters. The Board reviewed and discussed information furnished by Funds Management, GTCR and Reverence Capital that the Board considered reasonably necessary to evaluate the terms of the New Agreements and the services to be provided. At these meetings, senior representatives from Funds Management, GTCR and Reverence Capital made presentations to, and responded to questions from, the Board.
In providing information to the Board in connection with the 2021 annual approval process for the Current Agreements (the “2021 Annual Approval Process”) and the New Agreement Approval Process, Funds Management, GTCR and Reverence Capital (as applicable) were guided by requests for information submitted by independent legal counsel on behalf of the Independent Trustees. In considering and approving the New Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed herein. The Board considered not only the specific information presented in connection with the April and May 2021 Meetings as well as the Board Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Advisers about various topics. In this regard, the Board reviews reports of Funds Management at each of its regular Board meetings, which includes, among other things, portfolio reviews and investment performance reports. In addition, the Board confers with portfolio managers at various times throughout the year. The Board was assisted in its evaluation of the New Agreements by independent legal counsel, from whom the Independent Trustees received separate legal advice and with whom the Independent Trustees met separately. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
Among other information considered by the Board in connection with the Transaction was:

44  |  Wells Fargo Alternative Risk Premia Fund

Board considerations (unaudited)
■	Information regarding the Transaction: information about the structure, financing sources and material terms and conditions of the Transaction, including the expected impact on the businesses conducted by the Advisers and by Wells Fargo Funds Distributor LLC, as the distributor of Fund shares.
■	Information regarding NewCo, GTCR and Reverence Capital: (i) information about NewCo, including information about its expected financial condition and access to capital, and senior leadership team; (ii) the experience of senior management at GTCR and Reverence Capital in acquiring portfolio companies; (iii) the plan to operationalize NewCo, including the transition of necessary infrastructure services through a transition services agreement with Wells Fargo under which Wells Fargo will continue to provide NewCo with certain services for a specified period of time after the closing; and (iv) information regarding regulatory matters, compliance, and risk management functions at NewCo, including resources to be dedicated thereto.
■	Impact of the Transaction on WFAM and Service Providers: (i) information regarding any changes to personnel and/or other resources of the Advisers as a result of the Transaction, including assurances regarding comparable and competitive compensation arrangements to attract and retain highly qualified personnel; and (ii) information about the organizational and operating structure with respect to NewCo, the Advisers and the Funds.
■	Impact of the Transaction on the Funds and their Shareholders: (i) information regarding anticipated benefits to the Funds as a result of the Transaction; (ii) a commitment that the Funds would not bear any expenses, directly or indirectly, in connection with the Transaction; (iii) confirmation that the Advisers intend to continue to manage the Funds in a manner consistent with each Fund’s current investment objectives and principal investments strategies; and (iv) a commitment that neither NewCo nor WFAM will take any steps that would impose any “unfair burden” (as that term is used in section 15(f)(1)(B) of the 1940 Act) on the Funds as a result of the Transaction.
With respect to the New Agreements, the Board considered: (i) a representation that, after the closing, all of the Funds will continue to be managed and advised by their current Advisers, and that the same portfolio managers of the Sub-Advisers are expected to continue to manage the Funds after the Transaction; (ii) information regarding the terms of the New Agreements, including changes as compared to the Current Agreements; (iii) information confirming that the fee rates payable under the New Agreements will not increase as a result of the Transaction as compared to the rates under the Current Agreements; and (iv) assurances that the Transaction is not expected to cause any diminution with respect to the nature, extent and quality of any of the services currently provided to the Funds by the Advisers as a result of the Transaction.
In addition to considering information furnished specifically to evaluate the impact of the Transaction on the Funds and their respective shareholders in connection with the New Agreement Approval Process, the Board considered information furnished at prior meetings of the Board and its committees, including detailed information provided in connection with the 2021 Annual Approval Process. In this regard, in connection with the 2021 Annual Approval Process, the Board received information about complex-wide and individual Fund performance, fees and expenses, including: (i) a report from an independent data provider comparing the investment performance of each Fund to the investment performance of comparable funds and benchmark indices, over various time periods; (ii) a report from an independent data provider comparing each Fund’s total expense ratio (and its components) to those of comparable funds; (iii) comparative information concerning the fees charged and services provided by the Advisers to each Fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts), if any, that employ investment strategies and techniques similar to those used in managing such Fund(s); and (iv) profitability analyses of Funds Management, as well as the profitability of both WFAM and Wells Fargo from providing services to the fund family as a whole.
After its deliberations, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Advisers under the New Agreements is reasonable, approved the New Agreements for a two-year term, and voted to recommend that Fund shareholders approve the New Agreements. The Board considered the approval of the New Agreements as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent and quality of services
In connection with the 2021 Annual Approval Process, the Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Advisers under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Current Management Agreement, as well as, among other things, a summary of the background and experience of senior management of WFAM, of which Funds Management and the Sub-Advisers are a part, and a summary of investments made in the business of WFAM. The Board also received a description of Funds Management’s and the Sub-Advisers’ business continuity plans, including a summary of the performance of such plans and any changes thereto during the COVID-19 pandemic, and of their approaches to data privacy and cybersecurity. The Board also received and reviewed information about Funds Management’s

Wells Fargo Alternative Risk Premia Fund  |  45

Board considerations (unaudited)
role as administrator of the Funds’ liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.
In connection with the 2021 Annual Approval Process, the Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds. The Board evaluated the ability of Funds Management and the Sub-Advisers to attract and retain qualified investment professionals, including research, advisory and supervisory personnel.
In connection with the 2021 Annual Approval Process, the Board further considered the compliance programs and compliance records of Funds Management and the Sub-Advisers. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.
In connection with the New Agreement Approval Process, the Board considered, among other information, the structure of the Transaction and expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of the Advisers. The Board received assurances from the Advisers that each Fund will continue to be advised by its current Advisers after the closing, and that the same individual portfolio managers are expected to continue to manage the Funds after the closing. With respect to the recruitment and retention of key personnel, the Board noted information from GTCR, Reverence Capital and the Advisers regarding the potential benefits for employees of joining NewCo. The Board recognized that the personnel who had been extended offers may not accept such offers and personnel changes may occur in the future in the ordinary course.
In addition, the Board considered information regarding the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Funds, including the provision of administrative services, and the anticipated impact of the Transaction on such matters. The Board also considered the business-related and other risks to which the Advisers may be subject in managing the Funds and in connection with the Transaction. The Board also considered the transition and integration plans as a result of the change in ownership of the Advisers from Wells Fargo to NewCo. The Board considered the resources and infrastructure that NewCo intends to devote to its compliance program to ensure compliance with applicable laws and regulations, as well as its risk management program and cybersecurity program. The Board also took into account assurances received from the Advisers, GTCR and Reverence Capital that the Transaction is not expected to cause any diminution in the nature, extent and quality of services provided by the Advisers to the Funds and their shareholders.
Fund investment performance and expenses
In connection with the 2021 Annual Approval Process, the Board considered the investment performance results for each Fund over various time periods ended December 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to each Fund (the “Universe”), and in comparison to each Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. Where applicable, the Board received information concerning, and discussed factors contributing to, underperformance of Funds relative to the Universe and benchmark for any underperformance periods.
In connection with the 2021 Annual Approval Process, the Board also received and considered information regarding each Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year.
In connection with the New Agreement Approval Process, the Board received a commitment that WFAM will maintain fee and expense commitments for at least two years after the closing. The Board took into account each Fund’s investment performance and expense information among the factors considered in deciding to approve the New Agreements.
Investment management and sub-advisory fee rates
In connection with the 2021 Annual Approval Process, the Board reviewed and considered the contractual fee rates payable by each Fund to Funds Management under the Current Management Agreement, as well as the contractual fee rates payable by each Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to each of the Sub-Advisers under the Current Sub-Advisory Agreements for investment sub-advisory services (the “Sub-Advisory Fee Rates”).

46  |  Wells Fargo Alternative Risk Premia Fund

Board considerations (unaudited)
Among other information reviewed by the Board in connection with the 2021 Annual Approval Process, was a comparison of each Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups.
In connection with the 2021 Annual Approval Process, the Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the Sub-Advisory Fee Rates. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Advisers, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Advisers, the Board ascribed limited relevance to the allocation of fees between them.
In connection with the 2021 Annual Approval Process, the Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Advisers to other types of clients, if any, with investment strategies similar to those of each Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.
In connection with the New Agreement Approval Process, the Board noted the assurances received by it that there would be no increases to any of the Management Rates or the Sub-Advisory Fee Rates as a result of the Transaction. The Board also considered that the New Agreements do not change the computation method for calculating such fees, and there is no present intention to reduce expense waiver and reimbursement arrangements that are currently in effect. Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the New Management Agreement and to each of the Sub-Advisers under the New Sub-Advisory Agreements was reasonable.
Profitability
In connection with the 2021 Annual Approval Process, the Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo from providing services to the fund family as a whole. The Board noted that the Sub-Advisers’ profitability information with respect to providing services to each Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.
Funds Management reported on the methodologies and estimates used in calculating profitability in connection with the 2021 Annual Approval Process, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.
In connection with the New Agreement Approval Process, the Board received certain information about NewCo’s projected financial condition, and reviewed with senior representatives of Funds Management, GTCR and Reverence Capital the underlying assumptions on which such information was based. The Board considered that NewCo is a newly formed entity, with no historical operations, revenues or expenses, and that it is difficult to predict with any degree of certainty the future profitability of NewCo and the Advisers from advisory activities under the New Agreements. The Board considered that the fee rates payable under the New Agreements will not increase as a result of the Transaction as compared to the rates under the Current Agreements, and that the current contractual expense limitations applicable to each Fund will not increase. The Board noted that if the New Agreements are approved by shareholders and the Transaction closes, the Board will have the opportunity in the future to review the profitability of NewCo and the Advisers from advisory activities under the New Agreements.
Economies of scale
In connection with the 2021 Annual Approval Process, the Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Funds, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted the existence of breakpoints in each Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that, in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.

Wells Fargo Alternative Risk Premia Fund  |  47

Board considerations (unaudited)
In connection with the New Agreement Approval Process, the Board noted that NewCo and the Advisers may benefit from possible growth of the Funds resulting from enhanced distribution capabilities. However, the Board noted that other factors could also affect the potential for economies of scale, and that it was not possible to quantify any potential future economies of scale. Based upon the information furnished to the Board in connection with the 2021 Annual Approval Process and the New Agreement Approval Process, the Board concluded that Funds Management’s arrangements with respect to each Fund, including contractual breakpoints and expense limitation arrangements, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.
“Fall-out” benefits to Funds Management and the Sub-Advisers
In connection with the 2021 Annual Approval Process, the Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Advisers, as a result of their relationships with the Funds. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Funds and benefits potentially derived from an increase in Funds Management’s and the Sub-Advisers’ business as a result of their relationships with the Funds. The Board noted that various current affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.
In connection with the 2021 Annual Approval Process, the Board also reviewed information about soft dollar credits earned and utilized by the Sub-Advisers, fees earned by Funds Management and Wells Capital from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker of Wells Fargo from portfolio transactions.
In connection with the New Agreement Approval Process, the Board received information to the effect that the Transaction is not expected to have a material impact on the fall-out benefits currently realized by Funds Management and its affiliates, including the Sub-Advisers. The information reviewed by the Board also noted that several of the ancillary benefits identified for WFAM would be potential ancillary benefits for NewCo, including that the scale and reputation of the Funds might benefit NewCo’s broader reputation, product initiatives, technology investment and talent acquisition. Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits expected to be received by Funds Management and its affiliates, including NewCo and the Sub-Advisers, under the New Agreements were unreasonable.
Conclusion
At the Board Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Funds Management and to each of the Sub-Advisers under the New Agreements is reasonable, approved the New Agreements for a two-year term, and voted to recommend that Fund shareholders approve the New Agreements.

48  |  Wells Fargo Alternative Risk Premia Fund

Board considerations (unaudited)
Board Considerations - Interim Agreements
At a meeting held on May 17-19, 2021 (the “Board Meeting”), the Boards of Trustees (each, a “Board”, and collectively, the “Boards”) of Wells Fargo Funds Trust, Wells Fargo Master Trust, Wells Fargo Variable Trust, Wells Fargo Global Dividend Opportunity Fund, Wells Fargo Income Opportunities Fund, Wells Fargo Multi-Sector Income Fund and Wells Fargo Utilities and High Income Fund (each a “Trust”, and the series thereof, a “Fund”) reviewed and approved for the Trusts and Funds, as applicable: (i) interim investment management agreements (the “Interim Management Agreements”) with Wells Fargo Funds Management, LLC (“Funds Management”); (ii) interim investment advisory agreements (the “Interim Advisory Agreements”) with Funds Management; and (iii) interim sub-advisory agreements (the “Interim Sub-Advisory Agreements”) with each of Cooke & Bieler, L.P., Galliard Capital Management, LLC (“Galliard”), Peregrine Capital Management Inc., Wells Capital Management, LLC (“WellsCap”), and Wells Fargo Asset Management (International) Limited (“WFAMI”, and collectively, the “Sub-Advisers”). Each Trustee on the Board is not an “interested person” (as defined in the Investment Company Act of 1940 (the “1940 Act”) of the Funds (collectively, the “Independent Trustees”). The Interim Management Agreements, Interim Advisory Agreements, and Interim Sub-Advisory Agreements are collectively referred to as the “Interim Advisory Agreements.”
At the Board Meeting, the Boards reviewed and approved the continuation of existing investment management, advisory and sub-advisory agreements (the “Current Advisory Agreements”) for each Trust and Fund, as applicable. The factors considered and conclusions reached by the Boards in approving the Current Advisory Agreements are summarized in the section entitled “Board Considerations – Current Agreements” of this shareholder report. The Boards noted that Wells Fargo & Company has entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”), which includes Funds Management, Galliard, WellsCap and WFAMI (the “Affiliated Sub-Advisers”), to a holding company affiliated with private funds of GTCR LLC and Reverence Capital Partners, L.P. (the “Transaction”). The Boards further noted that the Transaction would result in a change-of-control of Funds Management and the Affiliated Sub-Advisers, which would be considered to be an “assignment” under the 1940 Act that would terminate the Current Advisory Agreements. At the Board Meeting, the Boards also reviewed and approved new investment management, advisory and sub-advisory agreements (the “New Advisory Agreements”) for each Trust and Fund, as applicable, that would replace the Current Advisory Agreements upon consummation of the Transaction, subject to approval of the New Advisory Agreements by the applicable Trust’s or Fund’s shareholders. The factors considered and conclusions reached by the Boards in approving the New Advisory Agreements are summarized in the section entitled “Board Considerations – New Agreements” of this shareholder report.
At the Board Meeting, the Boards also approved the Interim Advisory Agreements, which will go into effect for a Trust or Fund only in the event that shareholders of such Trust or Fund do not approve the New Advisory Agreement(s) for the Trust or Fund by the closing date of the Transaction, when the Current Advisory Agreements will terminate. The Board noted that, in such a circumstance, the Interim Advisory Agreements will permit continuity of management by allowing Funds Management and the Sub-Advisers to continue providing services to the Trust or Fund pursuant to the Interim Advisory Agreements while the Trust or Fund continues to solicit shareholder approval of such New Advisory Agreement(s). The Boards noted that the terms of the Interim Advisory Agreements are identical to those of the Current Advisory Agreements, except for the term and the addition of escrow provisions with respect to the advisory fees. The Boards also noted that the entities that would service the Funds and Trusts under the Interim Advisory Agreements are identical to those that provide services under the Current Advisory Agreements and those that will provide services under the New Advisory Agreements.
In approving the Interim Advisory Agreements, the Boards considered the same factors and reached the same conclusions as they considered and reached with respect to the Boards’ approvals of the Current Advisory Agreements and New Advisory Agreements, as applicable, which are described in separate Board Consideration sections within this shareholder report. Prior to the Board Meeting, including at a series of meetings held in April and May 2021, the Trustees conferred extensively among themselves and with senior representatives of Funds Management, GTCR LLC and Reverence Capital Partners, L.P. about the Interim Advisory Agreements and related matters. The Independent Trustees were assisted in their evaluation of the Interim Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
At the Board Meeting, after considering the factors and reaching the conclusions described in the separate Board Consideration sections within this shareholder report, the Boards unanimously determined that the compensation payable to Funds Management and to each Sub-Adviser under each of the Interim Advisory Agreements was reasonable, and approved the Interim Advisory Agreements.

Wells Fargo Alternative Risk Premia Fund  |  49

For more information
More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Wells Fargo Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: wfam.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-866-765-0778
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund's website at wfam.com. Read the prospectus carefully before you invest or send money.
Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management, LLC and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE
© 2021 Wells Fargo & Company. All rights reserved.
PAR-0721-00671 08-21
A295/AR295 06-21

ITEM 2. CODE OF ETHICS

(a) As of the end of the period covered by the report, Wells Fargo Funds Trust has adopted a code of ethics that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(c) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in Item 2(a) above.

(d) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Wells Fargo Funds Trust has determined that Judith Johnson is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mrs. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a), (b), (c), (d) The following table presents aggregate fees billed in each of the last two fiscal years for services rendered to the Registrant by the Registrant’s principal accountant. These fees were billed to the registrant and were approved by the Registrant’s audit committee.

	Fiscal year ended	Fiscal year ended
	June 30, 2021	June 30, 2020
Audit fees	$662,670	$603,390
Audit-related fees	—	—
Tax fees (1)	31,320	28,540
All other fees	—	—

	$693,990	$631,930

(1)	Tax fees consist of fees for tax compliance, tax advice, tax planning and excise tax.

(e) The Chair of the Audit Committees is authorized to pre-approve: (1) audit services for the mutual funds of Wells Fargo Funds Trust; (2) non-audit tax or compliance consulting or training services provided to the Funds by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chair, Management shall prepare a brief description of the proposed services.

If the Chair approves of such service, he or she shall sign the statement prepared by Management.

Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(f) Not applicable

(g) Not applicable

(h) Not applicable

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. INVESTMENTS

A Portfolio of Investments for each series of Wells Fargo Funds Trust is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Wells Fargo Funds Trust disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the registrant is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the most recent fiscal half-year of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURES OF SECURITIES LENDING ACTIVITES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13. EXHIBITS

(a)(1) Code of Ethics.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Funds Trust

By:
/s/ Andrew Owen

Andrew Owen
President

Date:	August 27, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Wells Fargo Funds Trust

By:
/s/ Andrew Owen

Andrew Owen
President

Date:	August 27, 2021

By:

/s/Jeremy DePalma

Jeremy DePalma
Treasurer

Date:	August 27, 2021